                                          Free Writing Prospectus
                                          Filed Pursuant to Rule 433
                                          Registration Statement No.: 333-125593

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.
This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities, in any jurisdiction where that offer, solicitation or sale is not permitted.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC for the offering to which this free writing prospectus relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-718-1649.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

                                ---------------

    IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

     Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded.
Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS DATED JANUARY 6,
                                     2006

PROSPECTUS SUPPLEMENT
(Free Writing Prospectus to Accompany Prospectus dated June 7, 2005)

                         $1,234,953,000 (APPROXIMATE)
                   MORGAN STANLEY CAPITAL I TRUST 2006-TOP21
                               AS ISSUING ENTITY

                         MORGAN STANLEY CAPITAL I INC.
                                 AS DEPOSITOR

                    BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     MORGAN STANLEY MORTGAGE CAPITAL INC.
                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                       PRINCIPAL COMMERCIAL FUNDING, LLC
                     AS SPONSORS AND MORTGAGE LOAN SELLERS

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-TOP21

                                ---------------

     Morgan Stanley Capital I Inc. is offering selected classes of its Series
2006-TOP21 Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in the Series 2006-TOP21 trust. The trust's primary assets will be 121 fixed rate mortgage loans secured by first liens on
177 multifamily and commercial properties. Distributions on the certificates will be made on the 12th day of each month, commencing February 13, 2006 in accordance with the priorities described in this prospectus supplement under
"Description of the Offered Certificates--Distributions." Certain classes of subordinate certificates will provide credit support to certain classes of senior certificates as described in this prospectus supplement under
"Description of the Offered Certificates--Distributions; Subordination;
Allocation of Losses and Certain Expenses." The Series 2006-TOP21 Certificates
represent interests in and obligations of the issuing entity only and are not interests in or obligations of the depositor, the sponsors or any of their respective affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.
The depositor will not list the offered certificates on any securities exchange or any automated quotation system of any national securities association.

     Investing in the certificates offered to you involves risks. See "Risk
Factors" beginning on page S-33 of this prospectus supplement and page 9 of the prospectus.

                                ---------------

          Characteristics of the certificates offered to you include:

                  APPROXIMATE INITIAL       APPROXIMATE INITIAL       PASS-THROUGH          RATINGS
    CLASS       CERTIFICATE BALANCE (1)      PASS-THROUGH RATE      RATE DESCRIPTION     (MOODY'S/S&P)
------------   -------------------------   ---------------------   ------------------   --------------

Class A-1             $ 84,000,000%                    (2)             Aaa/AAA
Class A-2             $251,300,000%                    (2)             Aaa/AAA
Class A-3             $ 94,000,000%                    (2)             Aaa/AAA
Class A-AB            $ 75,000,000%                    (2)             Aaa/AAA
Class A-4             $500,174,000%                    (2)             Aaa/AAA
Class A-M             $137,599,000%                    (2)             Aaa/AAA
Class A-J             $ 92,880,000%                    (2)             Aaa/AAA

---------

(1)  The certificate balances are approximate and on the closing date may vary by up to 5%.

(2)  The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M and
     Class A-J Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

                                ---------------

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ---------------

     Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. will act as co-lead managers and co-bookrunners with respect to the offered certificates.

                                ---------------

MORGAN STANLEY                                          BEAR, STEARNS & CO. INC.
                                January   , 2006

                         MORGAN STANLEY CAPITAL I INC.

        Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21
                      Geographic Overview of Mortgage Pool

ALASKA              MICHIGAN            WEST VIRGINIA        KENTUCKY
2 properties        1 property          1 property           2 properties
$2,626,394          $1,247,459          $52,000,000          $29,228,421
0.2% of total       0.1% of total       3.8% of total        2.1% of total

HAWAII              OHIO                VIRGINIA             TEXAS
1 property          4 properties        9 properties         26 properties
$2,000,000          $15,669,270         $30,231,968          $138,476,872
0.1% of total       1.1% of total       2.2% of total        10.1% of total

WASHINGTON          PENNSYLVANIA        NORTH CAROLINA       OKLAHOMA
3 properties        6 properties        3 properties         1 property
$111,640,085        $12,386,237         $30,712,188          $2,429,541
8.1% of total       0.9% of total       2.2% of total        0.2% of total

UTAH                NEW YORK            SOUTH CAROLINA       COLORADO
4 properties        7 properties        1 property           7 properties
$13,474,845         $98,770,943         $3,832,784           $25,375,596
1.0% of total       7.2% of total       0.3% of total        1.8% of total

NEBRASKA            NEW HAMPSHIRE       GEORGIA              ARIZONA
2 properties        1 property          4 properties         6 properties
$11,071,332         $11,389,549         $21,538,395          $39,480,202
0.8% of total       0.8% of total       1.6% of total        2.9% of total

MINNESOTA           MAINE               FLORIDA              SOUTHERN CALIFORNIA
3 properties        1 property          9 properties         29 properties
$6,853,776          $8,379,250          $72,680,852          $144,830,023
0.5% of total       0.6% of total       5.3% of total        10.5% of total

ILLINOIS            MASSACHUSETTS       TENNESSEE            NORTHERN CALIFORNIA
4 properties        1 property          3 properties         20 properties
$187,557,194        $13,650,000         $8,175,288           $67,143,988
13.6% of total      1.0% of total       0.6% of total        4.9% of total

WISCONSIN           NEW JERSEY          ALABAMA              OREGON
1 property          6 properties        1 property           3 properties
$9,500,000          $153,121,824        $3,196,782           $11,317,458
0.7% of total       11.1% of total      0.2% of total        0.8% of total

INDIANA             MARYLAND
4 properties        1 property
$30,004,045         $6,000,000
2.2% of total       0.4% of total

[Legend Omitted] < 1.0% of Cut-Off Date Balance
[Legend Omitted] 1.0% - 5.0% of Cut-Off Date Balance
[Legend Omitted] 5.1% - 10.0% of Cut-Off Date Balance
[Legend Omitted] > 10.0% of Cut-Off Date Balance

[Graphic Omitted]                     [Graphic Omitted]

MONMOUTH MALL, Eatontown, NJ

[Graphic Omitted]                     [Graphic Omitted]

ALDERWOOD MALL, Lynnwood, WA          SBC - HOFFMAN ESTATES, Hoffman Estates, IL

[Graphic Omitted]                     [Graphic Omitted]

INTOWN SUITES PORTFOLIO, Various

                               [Graphic Omitted]

MERVYNS, Various

[Graphic Omitted]                     [Graphic Omitted]

EASTLAND MALL, Bloomington, IL

[Graphic Omitted]

[Graphic Omitted]

UNIVERSITY TOWN CENTRE, Morgantown, WV

                                               [Graphic Omitted]

                                               PLAZA EAST, New York, NY

[Graphic Omitted]

DRISKILL HOTEL, Austin, TX

                                   [Graphic Omitted]

                                   WEST PALM BEACH MARRIOTT, West Palm Beach, FL

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     Information about the certificates offered to you is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

     You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. The depositor has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.

                         ------------------------------

     This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

     In this prospectus supplement, the terms "depositor," "we," "our" and "us"
refer to Morgan Stanley Capital I Inc.

                         ------------------------------

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

     The certificates referred to in this prospectus supplement constitute instruments creating or acknowledging indebtedness within the meaning of Article
77(1) of the Financial Services and Markets Act 2000 (Regulated Activities)
Order 2001 (as amended) and accordingly constitute debt instruments for the purposes of Article 5 of the Financial Services and Markets Act 2000 (Collective
Investment Schemes) Order 2001 (as amended). The certificates may not be offered or sold to persons in the United Kingdom except to persons who are authorized and regulated by the financial services authority in the United Kingdom or to persons who have professional experience in matters of investment within the meaning of Articles 19 or 49(2) of the Financial Services and Markets Act 2000
(Financial Promotion) Order 2005 (as amended) (the "Order"). This prospectus supplement and any other communication in connection with the offering and issuance of the certificates is intended for and directed at and may only be issued or passed to a person authorized and regulated by the financial services authority or to a person of a kind described in either Article 19 or Article
49(2) of the order or a person to whom this prospectus supplement or any other such communication may otherwise lawfully be issued or passed on (all such persons together being referred to as "Relevant Persons"). This communication must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this communication relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

                                      S-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      S-4

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS

     Servicing of the Monmouth Mall Loan, Alderwood Mall Loan Group, the
         SBC-Hoffman Estates Loan Group, the Mervyns Portfolio

APPENDIX III - Significant Loan Summaries..................................III-1

                                      S-5

                                EXECUTIVE SUMMARY

     This Executive Summary highlights selected information regarding the certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING
AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.

                                                        CERTIFICATE STRUCTURE
---------------------------------------------------------------------------------------------------------------------------------
                                   APPROXIMATE
                                     INITIAL         APPROXIMATE                        APPROXIMATE      WEIGHTED
                                   CERTIFICATE         INITIAL                          PERCENT OF       AVERAGE      PRINCIPAL
 APPROXIMATE                       BALANCE OR        PASS-THROUGH       RATINGS            TOTAL         LIFE          WINDOW
CREDIT SUPPORT      CLASS        NOTIONAL AMOUNT         RATE        (MOODY'S/S&P)     CERTIFICATES       (YRS.)       (MONTHS)
---------------------------------------------------------------------------------------------------------------------------------

   27.000%      CLASS A-1         $   84,000,000           %            Aaa/AAA            6.10%           3.39          1-54
---------------------------------------------------------------------------------------------------------------------------------
   27.000%      CLASS A-2         $  251,300,000           %            Aaa/AAA           18.26%           4.76         54-60
---------------------------------------------------------------------------------------------------------------------------------
   27.000%      CLASS A-3         $   94,000,000           %            Aaa/AAA            6.83%           6.75         81-83
---------------------------------------------------------------------------------------------------------------------------------
   27.000%      CLASS A-AB        $   75,000,000           %            Aaa/AAA            5.45%           6.67         60-107
---------------------------------------------------------------------------------------------------------------------------------
   27.000%      CLASS A-4         $  500,174,000           %            Aaa/AAA           36.35%           9.65        107-118
---------------------------------------------------------------------------------------------------------------------------------
   17.000%      CLASS A-M         $  137,599,000           %            Aaa/AAA           10.00%           9.83        118-119
---------------------------------------------------------------------------------------------------------------------------------
   10.250%      CLASS A-J         $   92,880,000           %            Aaa/AAA            6.75%           9.87        119-119
---------------------------------------------------------------------------------------------------------------------------------
    8.375%      CLASS B           $   25,800,000           %             Aa2/AA            1.88%           9.91        119-120
---------------------------------------------------------------------------------------------------------------------------------
    7.250%      CLASS C           $   15,480,000           %            Aa3/AA-            1.13%           9.95        120-120
---------------------------------------------------------------------------------------------------------------------------------
    5.750%      CLASS D           $   20,639,000           %              A2/A             1.50%           9.95        120-120
---------------------------------------------------------------------------------------------------------------------------------
    5.000%      CLASS E           $   10,320,000           %             A3/A-             0.75%           9.95        120-120
---------------------------------------------------------------------------------------------------------------------------------
    4.000%      CLASS F           $   13,760,000           %           Baa1/BBB+           1.00%           9.95        120-120
---------------------------------------------------------------------------------------------------------------------------------
    3.250%      CLASS G           $   10,320,000           %            Baa2/BBB           0.75%           9.95        120-120
---------------------------------------------------------------------------------------------------------------------------------
    2.375%      CLASS H           $   12,040,000           %           Baa3/BBB-           0.88%          12.12        120-175
---------------------------------------------------------------------------------------------------------------------------------
  --------      CLASS J-P         $   32,680,558      --------         --------          --------        --------      --------
---------------------------------------------------------------------------------------------------------------------------------
  --------      CLASS X           $1,375,992,558           %            Aaa/AAA          --------        --------      --------
---------------------------------------------------------------------------------------------------------------------------------
  --------      CLASS MM-NA*      $   28,000,000      --------         --------          --------        --------      --------
---------------------------------------------------------------------------------------------------------------------------------

o    The notional amount of the Class X Certificates initially will be
     $1,375,992,558. The Class X Certificates are not offered pursuant to the prospectus and this prospectus supplement. Any information provided in this prospectus supplement regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

o    The percentages indicated under the column "Approximate Credit Support"
     with respect to the Class A-1, Class A-2, Class A-3, Class A-AB and Class
     A-4 Certificates represent the approximate credit support for the Class
     A-1, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates in the
     aggregate. The credit support percentages do not include the Class MM -NA
     Certificates.

o    The initial certificate balance on the closing date may vary by up to 5%.

o    The Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
     Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class
     MM-NA Certificates are not offered pursuant to this prospectus supplement.
     We sometimes refer to these certificates collectively as the "privately offered certificates."

o    The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M and
     Class A-J Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

o    The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence. The weighted average life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans that do not have "anticipated repayment dates"; (iii) payment in full on the anticipated repayment date or stated maturity date of each mortgage loan having such a date; and (iv) a 0% CPR. See the assumptions set forth under "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and under "Structuring Assumptions" in the "Glossary of Terms."

o    Each Class P Certificate is an investment unit consisting of a REMIC regular interest and beneficial ownership of certain excess interest in respect of mortgage loans having anticipated repayment dates.

o    The Class R-I, R-II and R-III Certificates also represent ownership interests in the trust. These certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

o    It is a condition to the issuance of the certificates that the certificates receive the ratings set forth above.

o    *The Class MM-NA Certificates (which are not offered hereby) are not entitled to the benefit of any P&I Advances as described herein.

-------
          Offered certificates.
-------
          Certificates not offered pursuant to this prospectus supplement.
-------

                                      S-6

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE
CERTIFICATES OFFERED PURSUANT TO THIS PROSPECTUS SUPPLEMENT, WHICH WE GENERALLY
REFER TO AS THE "OFFERED CERTIFICATES," YOU SHOULD READ THIS ENTIRE DOCUMENT AND
THE ACCOMPANYING PROSPECTUS CAREFULLY.

                                WHAT YOU WILL OWN

GENERAL...................................  Your certificates (along with the privately offered certificates) will
                                            represent beneficial interests in a
                                            trust created by us on the closing
                                            date. All payments to you will come
                                            only from the amounts received in
                                            connection with the assets of the
                                            trust. The trust's assets will
                                            primarily consist of 121 fixed rate
                                            mortgage loans secured by first
                                            mortgage liens on 177 commercial,
                                            manufactured housing community and
                                            multifamily properties. The Class
                                            MM-NA Certificates will represent
                                            interests in one of the two
                                            components of a related mortgage
                                            loan (the Monmouth Mall mortgage
                                            loan), which component will not be
                                            pooled with the other mortgage
                                            loans. The other component of the
                                            Monmouth Mall mortgage loan will be
                                            pooled with the other mortgage loans
                                            and, together with the other
                                            mortgage loans, will back the other
                                            classes of certificates.

TITLE OF CERTIFICATES.....................  Commercial Mortgage Pass-Through
                                            Certificates, Series 2006-TOP21.

MORTGAGE POOL.............................  The mortgage pool consists of 121 mortgage loans with an aggregate
                                            principal balance of all mortgage
                                            loans as of the cut-off date, of
                                            approximately $1,375,992,559, which
                                            may vary on the closing date by up
                                            to 5%, which balance does not
                                            include the Monmouth Mall mortgage
                                            loan non-pooled component. Each
                                            mortgage loan requires scheduled
                                            payments of principal and/or
                                            interest to be made monthly. For
                                            purposes of those mortgage loans
                                            that have a due date on a date other
                                            than the first of the month, we have
                                            assumed that those mortgage loans
                                            are due on the first of the month
                                            for purposes of determining their
                                            cut-off dates and cut-off date
                                            balances.

                                            As of the cut-off date, the balances
                                            of the mortgage loans in the
                                            mortgage pool ranged from
                                            approximately $719,433 to
                                            approximately $137,000,000 and the
                                            mortgage loans had an approximate
                                            average balance of $11,371,839.

                           RELEVANT PARTIES AND DATES

ISSUING ENTITY............................  Morgan Stanley Capital I Trust
                                            2006-TOP21, a New York common law
                                            trust, will issue the certificates.
                                            The trust will be formed pursuant to
                                            the pooling and servicing agreement
                                            among the depositor, the master
                                            servicer, the special servicer, the
                                            trustee and the paying agent. See
                                            "Transaction Parties--The Issuing
                                            Entity" in this prospectus
                                            supplement.

DEPOSITOR.................................  Morgan Stanley Capital I Inc., a
                                            Delaware corporation, is the
                                            depositor. As depositor, Morgan
                                            Stanley Capital I Inc. will acquire
                                            the mortgage loans from the mortgage
                                            loan sellers and deposit them into
                                            the trust. Morgan Stanley Capital I
                                            Inc. is an affiliate of Morgan
                                            Stanley Mortgage Capital Inc., a
                                            sponsor of this transaction and a
                                            mortgage loan seller, and Morgan
                                            Stanley & Co. Incorporated, one of
                                            the

                                      S-7

                                            underwriters. See "Transaction
                                            Parties--The Depositor" in this
                                            prospectus supplement.

MASTER SERVICER...........................  Wells Fargo Bank, National
                                            Association, a national banking
                                            association, will act as master
                                            servicer with respect to all of the
                                            mortgage loans in the trust. See
                                            "Servicing of the Mortgage
                                            Loans--General" and "Transaction
                                            Parties--Master Servicer" in this
                                            prospectus supplement. The master
                                            servicer will be primarily
                                            responsible for servicing and
                                            administering, directly or through
                                            sub-servicers, mortgage loans (a) as
                                            to which there is no default or
                                            reasonably foreseeable default that
                                            would give rise to a transfer of
                                            servicing to the special servicer
                                            and (b) as to which any such default
                                            or reasonably foreseeable default
                                            has been corrected, including as
                                            part of a work-out. In addition, the
                                            master servicer will be primarily
                                            responsible for making principal and
                                            interest advances and servicing
                                            advances under the pooling and
                                            servicing agreement.

                                            The master servicing fee in any
                                            month is an amount equal to the
                                            product of the portion of the per
                                            annum master servicing fee rate
                                            applicable to that month, determined
                                            in the same manner as the applicable
                                            mortgage rate is determined for each
                                            mortgage loan for that month, and
                                            the scheduled principal balance of
                                            each mortgage loan. The master
                                            servicing fee rate for Wells Fargo
                                            Bank, National Association will
                                            range, on a loan-by-loan basis, from
                                            0.02% per annum to 0.15% per annum.
                                            In addition, the master servicer
                                            will be entitled to retain certain
                                            borrower-paid fees and certain
                                            income from investment of certain
                                            accounts maintained as part of the
                                            trust fund, as additional servicing
                                            compensation.

PRIMARY SERVICER..........................  Principal Global Investors, LLC will act as primary servicer with respect
                                            to those mortgage loans,
                                            representing 11.5% of the initial
                                            outstanding pool balance, sold to
                                            the trust by Principal Commercial
                                            Funding, LLC. Principal Global
                                            Investors, LLC is an affiliate of
                                            Principal Commercial Funding, LLC.
                                            In addition, Wells Fargo Bank,
                                            National Association will act as
                                            primary servicer with respect to
                                            those mortgage loans sold to the
                                            trust by Wells Fargo Bank, National
                                            Association, Bear Stearns Commercial
                                            Mortgage, Inc. and Morgan Stanley
                                            Mortgage Capital Inc. See "Servicing
                                            of the Mortgage Loans--General" and
                                            "Transaction Parties--Primary
                                            Servicer" in this prospectus
                                            supplement. Each of Principal Global
                                            Investors, LLC and Wells Fargo Bank,
                                            National Association will be
                                            entitled to receive a primary
                                            servicing fee on each mortgage loan
                                            for which it is the primary servicer
                                            in an amount equal to the product of
                                            the applicable primary servicing fee
                                            rate and the scheduled principal
                                            balance of the applicable mortgage
                                            loan immediately before the related
                                            due date (prorated for the number of
                                            days during the calendar month for
                                            that mortgage loan for which
                                            interest actually accrues on that
                                            mortgage loan). The primary
                                            servicing fee is payable only from
                                            collections on the related mortgage
                                            loan. The primary servicing fee rate
                                            for each of Principal Global
                                            Investors, LLC and Wells Fargo Bank,
                                            National Association is 0.01% per
                                            annum.

SPECIAL SERVICER..........................  ARCap Servicing, Inc., a Delaware
                                            corporation, will act as special
                                            servicer with respect to all of the
                                            mortgage loans in the trust.
                                            Generally, the special servicer will
                                            service a mortgage loan upon the
                                            occurrence of certain events that
                                            cause that mortgage loan to become a
                                            "specially serviced mortgage loan."
                                            The special servicer's principal

                                      S-8

                                            compensation for its special
                                            servicing activities will be the
                                            special servicing fee, the workout
                                            fee and the liquidation fee. See
                                            "Servicing of the Mortgage
                                            Loans--General" and "Transaction
                                            Parties--The Special Servicer" in
                                            this prospectus supplement.

                                            The special servicing fee is an
                                            amount equal to, in any month, the
                                            product of the portion of a rate
                                            equal to 0.25% per annum applicable
                                            to that month, determined in the
                                            same manner as the applicable
                                            mortgage rate is determined for each
                                            specially serviced mortgage loan for
                                            that month, and the scheduled
                                            principal balance of each specially
                                            serviced mortgage loan.

                                            The liquidation fee means,
                                            generally, 1.0% of the liquidation
                                            proceeds received in connection with
                                            a final disposition of a specially
                                            serviced mortgage loan or REO
                                            property or portion thereof and any
                                            condemnation proceeds and insurance
                                            proceeds received by the trust (net
                                            of any expenses incurred by the
                                            special servicer on behalf of the
                                            trust in connection with the
                                            collection of such condemnation
                                            proceeds and insurance proceeds)
                                            including in connection with a
                                            repurchase of an A Note by the
                                            holder of the related B Note, unless
                                            otherwise provided in the related
                                            intercreditor agreement.

                                            The workout fee is a fee payable
                                            with respect to any rehabilitated
                                            mortgage loan (which means a
                                            specially serviced mortgage loan as
                                            to which three consecutive scheduled
                                            payments have been made, there is no
                                            other event causing it to constitute
                                            a specially serviced mortgage loan,
                                            and certain other conditions have
                                            been met), serviced companion
                                            mortgage loan or B Note, equal to
                                            1.0% of the amount of each
                                            collection of interest (other than
                                            default interest and any excess
                                            interest) and principal received
                                            (including any condemnation proceeds
                                            received and applied as a collection
                                            of such interest and principal) on
                                            such mortgage loan, serviced
                                            companion mortgage loan or B Note
                                            for so long as it remains a
                                            rehabilitated mortgage loan.

                                            In addition, the special servicer
                                            will be entitled to retain certain
                                            borrower paid fees and certain
                                            income from investment of certain
                                            accounts maintained as part of the
                                            trust fund, as additional servicing
                                            compensation.

TRUSTEE AND CUSTODIAN.....................  LaSalle Bank National Association, a
                                            national banking association, will
                                            act as trustee of the trust on
                                            behalf of the Series 2006-TOP21
                                            certificateholders and as custodian.
                                            See "Transaction Parties--The
                                            Trustee" in this prospectus
                                            supplement. In addition, the trustee
                                            will be primarily responsible for
                                            back-up advancing if the master
                                            servicer fails to perform its
                                            advancing obligations. Following the
                                            transfer of the underlying mortgage
                                            loans into the trust, the trustee,
                                            on behalf of the trust, will become
                                            the holder of each mortgage loan
                                            transferred to the trust.

                                            The trustee fee is an amount equal
                                            to, in any month, the product of the
                                            portion of a rate equal to 0.0017%
                                            per annum applicable to that month,
                                            determined in the same manner as the
                                            applicable mortgage rate is
                                            determined for each mortgage loan
                                            for that month, and the scheduled
                                            principal balance of each mortgage
                                            loan. A portion of the trustee fee
                                            is payable to the paying agent.

                                      S-9

PAYING AGENT..............................  Wells Fargo Bank, National
                                            Association will act as the paying
                                            agent, certificate registrar and
                                            authenticating agent for the
                                            certificates. Wells Fargo Bank,
                                            National Association is also the
                                            master servicer, a sponsor and a
                                            mortgage loan seller. The paying
                                            agent will also have, or be
                                            responsible for appointing an agent
                                            to perform, additional duties with
                                            respect to tax administration of the
                                            issuing entity. A portion of the
                                            trustee fee is payable to the paying
                                            agent. See "Transaction Parties--The
                                            Paying Agent, Certificate Registrar
                                            and Authenticating Agent" in this
                                            prospectus supplement.

OPERATING ADVISER.........................  The holders of certificates representing more than 50% of the
                                            aggregate certificate balance of the
                                            most subordinate class of
                                            certificates (other than the Class
                                            MM-NA Certificates), outstanding at
                                            any time of determination, or, if
                                            the certificate balance of that
                                            class of certificates is less than
                                            25% of the initial certificate
                                            balance of that class, the next most
                                            subordinate class of certificates
                                            (other than the Class MM-NA
                                            Certificates), may appoint a
                                            representative to act as operating
                                            adviser for the purposes described
                                            in this prospectus supplement;
                                            provided, that with respect to any
                                            A/B Mortgage Loan, a holder of the
                                            related B Note will, to the extent
                                            set forth in the related
                                            intercreditor agreement, instead be
                                            entitled to the rights and powers
                                            granted to the Operating Adviser
                                            under the pooling and servicing
                                            agreement to the extent such rights
                                            and powers relate to the related A/B
                                            Mortgage Loan (but only so long as
                                            the holder of the related B Note is
                                            the directing holder). The holders
                                            of certificates representing more
                                            than 50% of the aggregate
                                            certificate balance of the Class
                                            MM-NA Certificates, outstanding at
                                            any time of determination, may
                                            appoint a representative to act as
                                            operating adviser for the Monmouth
                                            Mall mortgage loan for the purposes
                                            described in this prospectus
                                            supplement. The initial operating
                                            adviser will be ARCap REIT, Inc., an
                                            affiliate of the special servicer,
                                            other than with respect to the
                                            Monmouth Mall mortgage loan.

SPONSORS..................................  Bear Stearns Commercial Mortgage,
                                            Inc., a New York corporation, Morgan
                                            Stanley Mortgage Capital Inc., a New
                                            York corporation, Wells Fargo Bank,
                                            National Association, a national
                                            banking association, and Principal
                                            Commercial Funding, LLC, a Delaware
                                            corporation, are sponsors of this
                                            transaction. As sponsors, Bear
                                            Stearns Commercial Mortgage, Inc.,
                                            Morgan Stanley Mortgage Capital
                                            Inc., Wells Fargo Bank, National
                                            Association and Principal Commercial
                                            Funding, LLC have organized and
                                            initiated the transactions in which
                                            the certificates will be issued and
                                            will sell mortgage loans to the
                                            depositor. The depositor will
                                            transfer the mortgage loans to the
                                            trust, and the trust will then issue
                                            the certificates. Bear Stearns
                                            Commercial Mortgage, Inc. is an
                                            affiliate of Bear, Stearns & Co.
                                            Inc., one of the underwriters.
                                            Morgan Stanley Mortgage Capital Inc.
                                            is an affiliate of the depositor and
                                            Morgan Stanley & Co. Incorporated,
                                            one of the underwriters. Wells Fargo
                                            Bank, National Association is also
                                            the master servicer, paying agent,
                                            certificate registrar and
                                            authenticating agent with respect to
                                            the mortgage loans and the trust.
                                            Principal Commercial Funding, LLC is
                                            an affiliate of Principal Global
                                            Investors, LLC, the primary servicer
                                            with respect to those mortgage loans
                                            sold to the trust by Principal
                                            Commercial Funding, LLC. See
                                            "Transaction Parties--The Sponsors,
                                            Mortgage Loan Sellers and
                                            Originators" in this prospectus
                                            supplement.

                                      S-10

MORTGAGE LOAN SELLERS.....................  Bear Stearns Commercial Mortgage,
                                            Inc., will sell us twenty-eight (28)
                                            mortgage loans, representing 44.7%
                                            of the initial outstanding pool
                                            balance.

                                            Morgan Stanley Mortgage Capital
                                            Inc., will sell us thirty-one (31)
                                            mortgage loans, representing 24.5%
                                            of the initial outstanding pool
                                            balance.

                                            Wells Fargo Bank, National
                                            Association, will sell us forty-two
                                            (42) mortgage loans, representing
                                            19.2% of the initial outstanding
                                            pool balance.

                                            Principal Commercial Funding, LLC,
                                            will sell us twenty (20) mortgage
                                            loans, representing 11.5% of the
                                            initial outstanding pool balance.

                                            See "Transaction Parties--The
                                            Sponsors, Mortgage Loan Sellers and
                                            Originators" in this prospectus
                                            supplement.

ORIGINATORS...............................  Each mortgage loan seller or its affiliate originated the mortgage
                                            loans as to which it is acting as
                                            mortgage loan seller. See
                                            "Transaction Parties--The Sponsors,
                                            Mortgage Loan Sellers and
                                            Originators" in this prospectus
                                            supplement.

SIGNIFICANT OBLIGORS......................  The mortgaged property securing the mortgage loan identified on Appendix
                                            II to this prospectus supplement as
                                            the Monmouth Mall mortgage loan
                                            represents approximately 11.8% of
                                            the initial mortgage pool balance
                                            (taking into account the Monmouth
                                            Mall loan non-pooled component). See
                                            "Description of the Mortgage
                                            Pool--Significant Obligors" in this
                                            prospectus supplement.

UNDERWRITERS..............................  Morgan Stanley & Co. Incorporated
                                            and Bear, Stearns & Co. Inc. Morgan
                                            Stanley & Co. Incorporated is an
                                            affiliate of Morgan Stanley Mortgage
                                            Capital Inc., one of the sponsors,
                                            and of the depositor. Bear, Stearns
                                            & Co. Inc. is an affiliate of Bear
                                            Stearns Commercial Mortgage, Inc.,
                                            one of the sponsors.

CUT-OFF DATE..............................  January 1, 2006. For purposes of the information contained in this
                                            prospectus supplement (including the
                                            appendices to this prospectus
                                            supplement), scheduled payments due
                                            in January 2006 with respect to
                                            mortgage loans not having payment
                                            dates on the first day of each month
                                            have been deemed received on January
                                            1, 2006, not the actual day on which
                                            such scheduled payments were due.

CLOSING DATE..............................  On or about January     , 2006.

DISTRIBUTION DATE.........................  The 12th day of each month, or, if such 12th day is not a business day,
                                            the next succeeding business day,
                                            commencing in February 2006.

RECORD DATE...............................  With respect to each distribution date, the close of business on the
                                            last business day of the preceding
                                            calendar month.

                                      S-11

EXPECTED FINAL DISTRIBUTION DATES........   ------------------------------------

                                               Class A-1        July 12, 2010
                                            ------------------------------------
                                               Class A-2       January 12, 2011
                                            ------------------------------------
                                               Class A-3      December 12, 2012
                                            ------------------------------------
                                               Class A-AB     December 12, 2014
                                            ------------------------------------
                                               Class A-4      November 12, 2015
                                            ------------------------------------
                                               Class A-M      December 12, 2015
                                            ------------------------------------
                                               Class A-J      December 12, 2015
                                            ------------------------------------

                                            The Expected Final Distribution Date
                                            for each class of certificates is
                                            the date on which such class is
                                            expected to be paid in full,
                                            assuming no delinquencies, losses,
                                            modifications, extensions of
                                            maturity dates, repurchases or
                                            prepayments of the mortgage loans
                                            after the initial issuance of the
                                            certificates and according to the
                                            "Structuring Assumptions." Any
                                            mortgage loans with anticipated
                                            repayment dates are assumed to repay
                                            in full on those dates. The actual
                                            final distribution date for any
                                            class may be earlier or later (and
                                            could be substantially later) than
                                            the expected final distribution
                                            date.

RATED FINAL DISTRIBUTION DATE.............  As to each class of certificates, the distribution date in October
                                            2052, which is the first
                                            distribution date that follows by at
                                            least 24 months the end of the
                                            amortization term for the mortgage
                                            loan that, as of the cut-off date,
                                            has the longest remaining
                                            amortization term.

                              OFFERED CERTIFICATES

GENERAL...................................  We are offering the following seven
                                            (7) classes of our Series 2006-TOP21
                                            Commercial Mortgage Pass-Through
                                            Certificates:

                                            o Class A-l

                                            o Class A-2

                                            o Class A-3

                                            o Class A-AB

                                            o Class A-4

                                            o Class A-M

                                            o Class A-J

                                            The entire series will consist of a
                                            total of twenty-six (26) classes,
                                            the following nineteen (19) of which
                                            are not being offered by this
                                            prospectus supplement and the
                                            accompanying prospectus: Class X,
                                            Class B, Class C, Class D, Class E,
                                            Class F, Class G, Class H, Class J,
                                            Class K, Class L, Class M, Class N,
                                            Class O, Class P, Class MM-NA, Class
                                            R-I, Class R-II and Class R-III.

                                      S-12

CERTIFICATE BALANCE.......................  Your certificates will have the approximate aggregate initial
                                            certificate balance presented in the
                                            chart below and this balance below
                                            may vary by up to 5% on the closing
                                            date:

                                            ------------------------------------------------------------

                                              Class A-1        $84,000,000 Certificate Balance
                                            ------------------------------------------------------------
                                              Class A-2       $251,300,000 Certificate Balance
                                            ------------------------------------------------------------
                                              Class A-3        $94,000,000 Certificate Balance
                                            ------------------------------------------------------------
                                              Class A-AB       $75,000,000 Certificate Balance
                                            ------------------------------------------------------------
                                              Class A-4       $500,174,000 Certificate Balance
                                            ------------------------------------------------------------
                                              Class A-M       $137,599,000 Certificate Balance
                                            ------------------------------------------------------------
                                              Class A-J        $92,880,000 Certificate Balance
                                            ------------------------------------------------------------

                                            The certificate balance at any time
                                            is the maximum amount of principal
                                            distributable to a class and is
                                            subject to adjustment on each
                                            distribution date to reflect any
                                            reductions resulting from
                                            distributions of principal to that
                                            class or any allocations of losses
                                            to the certificate balance of that
                                            class.

                                            The Class X Certificates, which are
                                            private certificates, will not have
                                            certificate balances; such class of
                                            certificates will instead represent
                                            the right to receive distributions
                                            of interest accrued as described in
                                            this prospectus supplement on a
                                            notional amount. The notional amount
                                            of the Class X Certificates will be
                                            equal to the aggregate of the
                                            certificate balances of the classes
                                            of certificates (other than the
                                            Class X, Class MM-NA, Class R-I,
                                            Class R-II and Class R-III
                                            Certificates) outstanding from time
                                            to time. Any information provided in
                                            this prospectus supplement regarding
                                            the characteristics of the Class X
                                            Certificates, which are not offered
                                            pursuant to this prospectus
                                            supplement, is provided only to
                                            enhance your understanding of the
                                            offered certificates.

                                            Accordingly, the notional amount of
                                            the Class X Certificates will be
                                            reduced on each distribution date by
                                            any distributions of principal
                                            actually made on, and any losses
                                            actually allocated to the
                                            certificate balance of, any class of
                                            certificates (other than the Class
                                            X, Class MM-NA, Class R-I, Class
                                            R-II and Class R-III Certificates)
                                            outstanding from time to time.

                                      S-13

PASS-THROUGH RATES........................  Your certificates will accrue interest at an annual rate called a
                                            pass-through rate. The following
                                            table lists the approximate initial
                                            pass-through rates for each class of
                                            offered certificates:

                                            ------------------------------------

                                              Class A-1%
                                            ------------------------------------

                                              Class A-2%
                                            ------------------------------------

                                              Class A-3%
                                            ------------------------------------

                                              Class A-AB          %
                                            ------------------------------------

                                              Class A-4%
                                            ------------------------------------

                                              Class A-M           %
                                            ------------------------------------

                                              Class A-J           %
                                            ------------------------------------

                                            Interest on your certificates will
                                            be calculated on the basis of a
                                            360-day year consisting of twelve
                                            30-day months, also referred to in
                                            this prospectus supplement as a
                                            30/360 basis.

                                            The Class A-1, Class A-2, Class A-3,
                                            Class A-AB, Class A-4, Class A-M and
                                            Class A-J Certificates, will, at all
                                            times, accrue interest at a per
                                            annum rate equal to (i) a fixed
                                            rate, (ii) a fixed rate subject to a
                                            cap equal to the weighted average
                                            net mortgage rate or (iii) a rate
                                            equal to the weighted average net
                                            mortgage rate less a specified
                                            percentage, which percentage may be
                                            zero.

                                            The weighted average net mortgage
                                            rate for a particular distribution
                                            date is a weighted average of the
                                            interest rates on the mortgage loans
                                            (in the case of the Monmouth Mall
                                            mortgage loan, the interest rate on
                                            the Monmouth Mall mortgage loan
                                            pooled component only) minus a
                                            weighted average annual
                                            administrative cost rate, which
                                            includes the master servicing fee
                                            rate, any excess servicing fee rate,
                                            the primary servicing fee rate, and
                                            the trustee fee rate. The relevant
                                            weighting is based upon the
                                            respective principal balances of the
                                            mortgage loans (in the case of the
                                            Monmouth Mall mortgage loan, the
                                            principal balance of the Monmouth
                                            Mall mortgage loan pooled component
                                            only) as in effect immediately prior
                                            to the relevant distribution date.
                                            For purposes of calculating the
                                            weighted average net mortgage rate,
                                            the mortgage loan interest rates
                                            will not reflect any default
                                            interest rate. The mortgage loan
                                            interest rates will also be
                                            determined without regard to any
                                            loan term modifications agreed to by
                                            the special servicer or resulting
                                            from any borrower's bankruptcy or
                                            insolvency. In addition, for
                                            purposes of calculating the weighted
                                            average net mortgage rate, if a
                                            mortgage loan does not accrue
                                            interest on a 30/360 basis, its
                                            interest rate for any month will, in
                                            general, be deemed to be the rate
                                            per annum that, when calculated on a
                                            30/360 basis, will produce the
                                            amount of interest that actually
                                            accrues on that mortgage loan in
                                            that month.

                                            The pass-through rate applicable to
                                            the Class X Certificates for the
                                            initial distribution date will equal
                                            approximately  % per annum.

                                      S-14

                                            The pass-through rate applicable to
                                            the Class X Certificates for each
                                            distribution date subsequent to the
                                            initial distribution date will equal
                                            the weighted average of the
                                            respective Class X Strip Rates at
                                            which interest accrues from time to
                                            time on the respective components of
                                            the total notional amount of the
                                            Class X Certificates outstanding
                                            immediately prior to the related
                                            distribution date (weighted on the
                                            basis of the respective balances of
                                            such components outstanding
                                            immediately prior to such
                                            distribution date). Each of those
                                            components will equal the
                                            certificate balance of one of the
                                            classes of the Principal Balance
                                            Certificates. The applicable Class X
                                            Strip Rate with respect to each such
                                            component for each distribution date
                                            will equal the excess, if any, of
                                            (a) the weighted average net
                                            mortgage rate for such distribution
                                            date, over (b) the pass-through rate
                                            for such distribution date for the
                                            related class of Principal Balance
                                            Certificates. Under no circumstances
                                            will any Class X Strip Rate be less
                                            than zero.

                                            The Class B, Class C, Class D, Class
                                            E, Class F, Class G and Class H
                                            Certificates will, at all times,
                                            accrue interest at a per annum rate
                                            equal to (i) a fixed rate, (ii) a
                                            fixed rate subject to a cap equal to
                                            the weighted average net mortgage
                                            rate or (iii) a rate equal to the
                                            weighted average net mortgage rate
                                            less a specified percentage, which
                                            percentage may be zero. The
                                            pass-through rate applicable to the
                                            Class J, Class K, Class L, Class M,
                                            Class N, Class O and Class P
                                            Certificates will, at all times, be
                                            a per annum rate equal to the lesser
                                            of % and the weighted average net
                                            mortgage rate. The Class MM-NA
                                            Certificates will, at all times,
                                            accrue interest at a per annum rate
                                            equal to the net mortgage rate of
                                            the Monmouth Mall mortgage loan
                                            non-pooled component.

DISTRIBUTIONS

     A.  AMOUNT AND ORDER
            OF DISTRIBUTIONS..............  On each distribution date, funds available for distribution from the
                                            mortgage loans (other than those
                                            related to the Monmouth Mall
                                            mortgage loan non-pooled component),
                                            net of excess interest, excess
                                            liquidation proceeds and specified
                                            trust expenses, including all
                                            servicing fees, trustee fees and
                                            related compensation, will be
                                            distributed in the following amounts
                                            and priority:

                                                   Step l/Class A Senior and
                                            Class X: To interest on Classes A-1,
                                            A-2, A-3, A-AB, A-4 and X, pro rata,
                                            in accordance with their interest
                                            entitlements;

                                                   Step 2/Class A Senior: To the
                                            extent of amounts then required to
                                            be distributed as principal, (i)
                                            first, to the Class A-AB
                                            Certificates until those
                                            certificates are reduced to their
                                            Planned Principal Balance, (ii)
                                            second, to the Class A-1
                                            Certificates, until the Class A-1
                                            Certificates are reduced to zero,
                                            (iii) third, to the Class A-2
                                            Certificates, until the Class A-2
                                            Certificates are reduced to zero,
                                            (iv) fourth, to the Class A-3
                                            Certificates, until the Class A-3
                                            Certificates are reduced to zero,
                                            (v) fifth, to the Class A-AB
                                            Certificates, until the Class A-AB
                                            Certificates are reduced to zero and
                                            (vi) sixth, to the Class A-4
                                            Certificates, until the Class A-4
                                            Certificates are reduced to zero. If
                                            the principal amount of each class
                                            of certificates other than Classes
                                            A-1, A-2, A-3, A-AB and A-4 has been
                                            reduced to zero as a result of
                                            losses on the mortgage loans or an
                                            appraisal reduction, principal will
                                            be distributed to Classes A-1, A-2,
                                            A-3, A-AB and A-4, pro rata;

                                      S-15

                                                   Step 3/Class A Senior and
                                            Class X: To reimburse Classes A-1,
                                            A-2, A-3, A-AB and A-4 and, in
                                            respect of interest only, Class X,
                                            pro rata, for any previously
                                            unreimbursed losses on the mortgage
                                            loans that were previously borne by
                                            those classes, together with
                                            interest at the applicable
                                            pass-through rate;

                                                   Step 4/Class A-M: To Class
                                            A-M as follows: (a) to interest on
                                            Class A-M in the amount of its
                                            interest entitlement; (b) to the
                                            extent of amounts required to be
                                            distributed as principal, to
                                            principal on Class A-M in the amount
                                            of its principal entitlement until
                                            its principal balance is reduced to
                                            zero; and (c) to reimburse Class A-M
                                            for any previously unreimbursed
                                            losses on the mortgage loans that
                                            were previously borne by that class,
                                            together with interest at the
                                            applicable pass-through rate.

                                                   Step 5/Class A-J: To Class
                                            A-J in a manner analogous to the
                                            Class A-M allocations of Step 4.

                                                   Step 6/Subordinate Private
                                            Certificates: To these certificates
                                            in the amounts and order of priority
                                            described in the pooling and
                                            servicing agreement.

                                            Each certificateholder will receive
                                            its share of distributions on its
                                            class of certificates on a pro rata
                                            basis with all other holders of
                                            certificates of the same class. See
                                            "Description of the Offered
                                            Certificates-Distributions" in this
                                            prospectus supplement.

     B.  INTEREST AND
            PRINCIPAL ENTITLEMENTS........  A description of the interest entitlement payable to each Class
                                            can be found in "Description of the
                                            Offered Certificates--Distributions"
                                            in this prospectus supplement. As
                                            described in that section, there are
                                            circumstances relating to the timing
                                            of prepayments in which your
                                            interest entitlement for a
                                            distribution date could be less than
                                            one full month's interest at the
                                            pass-through rate on your
                                            certificate's principal balance. In
                                            addition, the right of the master
                                            servicer, the special servicer and
                                            the trustee to reimbursement for
                                            payment of nonrecoverable advances,
                                            payment of compensation and
                                            reimbursement of certain costs and
                                            expenses will be prior to your right
                                            to receive distributions of
                                            principal or interest.

                                            The Class X Certificates will not be
                                            entitled to principal distributions.
                                            The amount of principal required to
                                            be distributed on the classes
                                            entitled to principal on a
                                            particular distribution date will,
                                            in general, be equal to the sum of:

                                            o  the principal portion of all
                                               scheduled payments, other than
                                               balloon payments, to the extent
                                               received or advanced by the
                                               master servicer or other party
                                               (in accordance with the pooling
                                               and servicing agreement) during
                                               the related collection period;

                                            o  all principal prepayments and the
                                               principal portion of balloon
                                               payments received during the
                                               related collection period;

                                            o  the principal portion of other
                                               collections on the mortgage loans
                                               received during the related
                                               collection period, such as
                                               liquidation proceeds,
                                               condemnation proceeds, insurance
                                               proceeds and income on "real
                                               estate owned"; and

                                            o  the principal portion of proceeds
                                               of mortgage loan repurchases
                                               received during the related
                                               collection period;

                                      S-16

                                            subject, however, to the adjustments
                                            described in this prospectus
                                            supplement. See the definition of
                                            "Principal Distribution Amount" in
                                            the "Glossary of Terms."

     C.  PREPAYMENT
            PREMIUMS/YIELD MAINTENANCE
            CHARGES.......................  The manner in which any prepayment premiums and yield maintenance
                                            charges received during a
                                            particular collection period will
                                            be allocated to the Class X
                                            Certificates, on the one hand, and
                                            the classes of certificates
                                            entitled to principal, on the other
                                            hand, is described in "Description
                                            of the Offered
                                            Certificates--Distributions" in
                                            this prospectus supplement.

SUBORDINATION

     A. GENERAL...........................  The chart below describes the manner in which the rights of various
                                            classes will be senior to the rights
                                            of other classes. Entitlement to
                                            receive principal and interest
                                            (other than excess liquidation
                                            proceeds and certain excess interest
                                            in connection with any mortgage loan
                                            having an anticipated repayment
                                            date) on any distribution date is
                                            depicted in descending order. The
                                            manner in which mortgage loan losses
                                            (including interest losses other
                                            than losses with respect to certain
                                            excess interest in connection with
                                            any mortgage loan having an
                                            anticipated repayment date) are
                                            allocated is depicted in ascending
                                            order. Notwithstanding the
                                            foregoing, such principal and
                                            interest related to the Monmouth
                                            Mall mortgage loan is payable to the
                                            pooled component or the non-pooled
                                            component of such loan as specified
                                            in this prospectus supplement, and
                                            mortgage loan losses will not be
                                            allocated to the Class MM-NA
                                            Certificates (other than mortgage
                                            loan losses on the Monmouth Mall
                                            mortgage loan). Mortgage loan losses
                                            that are realized on the Monmouth
                                            Mall mortgage loan will be allocated
                                            to the Class MM-NA Certificates to
                                            the extent of the certificate
                                            balance of the Class MM-NA
                                            Certificates before being allocated
                                            to any other class of certificates.

                                            ----------------------------------
                                                  Class A-l, Class A-2,
                                              Class A-3, Class A-AB*, Class
                                                    A-4 and Class X**
                                            ----------------------------------
                                                        Class A-M
                                            ----------------------------------
                                                        Class A-J
                                            ----------------------------------
                                                Classes B-P and MM-NA***
                                            ----------------------------------

                                            NO OTHER FORM OF CREDIT ENHANCEMENT
                                            WILL BE AVAILABLE TO YOU AS A HOLDER
                                            OF OFFERED CERTIFICATES.

                                            *The Class A-AB Certificates have
                                            priority with respect to receiving
                                            distributions of principal in
                                            respect of reducing those
                                            certificates to

                                      S-17

                                            their Planned Principal Balance, as
                                            described in this prospectus
                                            supplement.

                                            **Interest only certificates. No
                                            principal payments or realized loan
                                            losses in respect of principal will
                                            be allocated to the Class X
                                            Certificates. However, any mortgage
                                            loan losses (other than losses
                                            allocated to the Monmouth Mall
                                            mortgage loan non-pooled component)
                                            will reduce the notional amount of
                                            the Class X Certificates.

                                            ***The Class MM-NA Certificates will
                                            be subordinated to the certificates
                                            only with respect to payments and
                                            other collections received on the
                                            Monmouth Mall mortgage loan.

     B.  SHORTFALLS IN
            AVAILABLE FUNDS...............  The following types of shortfalls in available funds will reduce amounts
                                            available for distribution and will
                                            be allocated in the same manner as
                                            mortgage loan losses. Among the
                                            causes of these shortfalls are the
                                            following:

                                            o  shortfalls resulting from
                                               compensation which the special
                                               servicer is entitled to receive;

                                            o  shortfalls resulting from
                                               interest on advances made by the
                                               master servicer or the trustee,
                                               to the extent not covered by
                                               default interest and late payment
                                               charges paid by the borrower; and

                                            o  shortfalls resulting from a
                                               reduction of a mortgage loan's
                                               interest rate by a bankruptcy
                                               court or other modification or
                                               from other unanticipated,
                                               extraordinary or default-related
                                               expenses of the trust.

                                            Shortfalls in mortgage loan interest
                                            as a result of the timing of
                                            voluntary and involuntary
                                            prepayments (net of certain amounts
                                            required to be used by the master
                                            servicer to offset such shortfalls)
                                            will be allocated to each class of
                                            certificates in accordance with
                                            their respective interest
                                            entitlements as described in this
                                            prospectus supplement.

                                      S-18

                       INFORMATION ABOUT THE MORTGAGE POOL

CHARACTERISTICS OF THE MORTGAGE POOL

     A. GENERAL..........................   All numerical information in this
                                            prospectus supplement concerning the
                                            mortgage loans is approximate. All
                                            weighted average information
                                            regarding the mortgage loans
                                            reflects the weighting of the
                                            mortgage loans based upon their
                                            outstanding principal balances as of
                                            the cut-off date. With respect to
                                            mortgage loans not having due dates
                                            on the first day of each month,
                                            scheduled payments due in January
                                            2006 have been deemed received on
                                            January 1, 2006.

                                            For purposes of the statistical
                                            information in this prospectus
                                            supplement, unless otherwise noted,
                                            all numbers and statistical
                                            information include only the
                                            Monmouth Mall mortgage loan pooled
                                            component. Generally, the exclusion
                                            of the non-pooled component of the
                                            Monmouth Mall mortgage loan (1)
                                            decreases the loan-to-value ratio,
                                            (2) increases the debt service
                                            coverage ratio, and (3) decreases
                                            the percentage of the aggregate
                                            principal balance of the mortgage
                                            loans represented by the Monmouth
                                            Mall mortgage loan indicated in such
                                            statistical information, because
                                            that information is based only on
                                            the Monmouth Mall mortgage loan
                                            pooled component. References to the
                                            original principal balance of the
                                            pooled component of the Monmouth
                                            Mall mortgage loan are references to
                                            the principal balance of the
                                            Monmouth Mall mortgage loan as of
                                            its origination date, less the
                                            principal balance of its non-pooled
                                            component as of that date.

     B. PRINCIPAL BALANCES................  The trust's primary assets will be one hundred twenty-one (121)
                                            mortgage loans with an aggregate
                                            principal balance as of the cut-off
                                            date of approximately
                                            $1,375,992,559. It is possible that
                                            the aggregate mortgage loan balance
                                            will vary by up to 5% on the closing
                                            date. As of the cut-off date, the
                                            principal balance of the mortgage
                                            loans in the mortgage pool ranged
                                            from approximately $719,433 to
                                            approximately $137,000,000 and the
                                            mortgage loans had an approximate
                                            average balance of $11,371,839.

                                            The aggregate principal balance of
                                            the Monmouth Mall mortgage loan
                                            (including the component that is not
                                            pooled with the other mortgage
                                            loans) as of the cut-off date will
                                            be approximately $165,000,000. The
                                            non-pooled component of this
                                            mortgage loan is represented by the
                                            Class MM-NA Certificates, which are
                                            not being offered by this prospectus
                                            supplement. Only the pooled
                                            component (with an outstanding
                                            principal balance as of the cut-off
                                            date of approximately $137,000,000)
                                            of this mortgage loan will be
                                            represented by the offered
                                            certificates. All principal and
                                            interest collections on the Monmouth
                                            Mall mortgage loan will be
                                            distributed as described in this
                                            prospectus supplement.

     C. FEE SIMPLE/LEASEHOLD..............  One hundred seventy-four (174)
                                            mortgaged properties, securing
                                            mortgage loans representing 96.8% of
                                            the initial outstanding pool
                                            balance, are subject to a mortgage,
                                            deed of trust or similar security
                                            instrument that creates a first
                                            mortgage lien on a fee simple estate
                                            in such mortgaged properties.

                                            Two (2) mortgaged properties,
                                            securing mortgage loans representing
                                            0.5% of the initial outstanding pool
                                            balance, are subject to a mortgage,
                                            deed of trust or similar security
                                            instrument that creates a first
                                            mortgage lien on a leasehold
                                            interest in the mortgaged
                                            properties.

                                      S-19

                                            One (1) mortgaged property, securing
                                            a mortgage loan representing 2.7% of
                                            the initial outstanding pool
                                            balance, is subject to a mortgage,
                                            deed of trust or similar security
                                            instrument that creates a first
                                            mortgage lien on a fee interest in a
                                            portion of that mortgaged property
                                            and a leasehold interest in the
                                            remaining portion of such mortgaged
                                            property. In circumstances where
                                            both the fee and leasehold interest
                                            in the entire mortgaged property are
                                            encumbered, we have treated that as
                                            an encumbered fee interest.

     D. PROPERTY TYPES....................  The following table shows how the mortgage loans are secured by
                                            collateral which is distributed
                                            among different types of properties.

                                            -------------------------------------------------------------------
                                                                                                 Number of
                                                                   Percentage of Initial         Mortgaged
                                            Property Type         Outstanding Pool Balance      Properties
                                            -------------------------------------------------------------------

                                            Retail                         49.2%                    83
                                            -------------------------------------------------------------------
                                            Office                         25.1%                    28
                                            -------------------------------------------------------------------
                                            Hospitality                    13.1%                    34
                                            -------------------------------------------------------------------
                                            Multifamily                     8.1%                    11
                                            -------------------------------------------------------------------
                                            Industrial                      2.5%                    11
                                            -------------------------------------------------------------------
                                            Self Storage                    1.8%                     8
                                            -------------------------------------------------------------------
                                            Mixed Use                       0.1%                     1
                                            -------------------------------------------------------------------
                                            Other                           0.1%                     1
                                            -------------------------------------------------------------------

     E. PROPERTY LOCATION.................  The number of mortgaged properties, and the approximate percentage of
                                            the aggregate principal balance of
                                            the mortgage loans secured by
                                            mortgaged properties located in the
                                            seven (7) states with the highest
                                            concentrations of mortgaged
                                            properties, are as described in the
                                            table below:

                                            ----------------------------------------------------------------------
                                            Geographic Areas                                           Number of
                                                                         Percentage of Initial         Mortgaged
                                                                        Outstanding Pool Balance      Properties
                                            ----------------------------------------------------------------------

                                            California                            15.4%                   49
                                            ----------------------------------------------------------------------
                                                   Southern                       10.5%                   29
                                            ----------------------------------------------------------------------
                                                   Northern                        4.9%                   20
                                            ----------------------------------------------------------------------
                                            Illinois                              13.6%                    4
                                            ----------------------------------------------------------------------
                                            New Jersey                            11.1%                    6
                                            ----------------------------------------------------------------------
                                            Texas                                 10.1%                   26
                                            ----------------------------------------------------------------------
                                            Washington                             8.1%                    3
                                            ----------------------------------------------------------------------
                                            New York                               7.2%                    7
                                            ----------------------------------------------------------------------
                                            Florida                                5.3%                    9
                                            ----------------------------------------------------------------------

                                            The remaining mortgaged properties
                                            are located throughout twenty-six
                                            (26) states. None of these property
                                            locations has a concentration of

                                      S-20

                                            mortgaged properties that represents
                                            security for more than 4.0% of the
                                            initial outstanding pool balance, as
                                            of the cut-off date. Northern
                                            California includes areas with zip
                                            codes above 93600 and Southern
                                            California includes areas with zip
                                            codes of 93600 and below.

     F.  OTHER MORTGAGE
            LOAN FEATURES.................  As of the cut-off date, the mortgage loans had the following
                                            characteristics:

                                            o  The most recent scheduled
                                               payment of principal and interest
                                               on any mortgage loan was not
                                               thirty days or more past due, and
                                               no mortgage loan has been thirty
                                               days or more past due in the past
                                               year.

                                            o  Eight (8) groups of mortgage
                                               loans were made to the same
                                               borrower or to borrowers that are
                                               affiliated with one another
                                               through partial or complete
                                               direct or indirect common
                                               ownership. The three (3) largest
                                               groups represent 20.3%, 1.8% and
                                               1.8%, respectively, of the
                                               initial outstanding pool balance.
                                               See Appendix II attached to this
                                               prospectus supplement.

                                            o  Fifty (50) mortgaged properties,
                                               securing mortgage loans
                                               representing 23.4% of the initial
                                               outstanding pool balance, are
                                               each 100% leased to a single
                                               tenant.

                                            o  All of the mortgage loans bear
                                               interest at fixed rates.

                                            o  Fixed periodic payments on the
                                               mortgage loans are generally
                                               determined assuming interest is
                                               calculated on a 30/360 basis, but
                                               interest actually accrues and is
                                               applied on certain mortgage loans
                                               on an actual/360 basis.
                                               Accordingly, there will be less
                                               amortization of the principal
                                               balance during the term of these
                                               mortgage loans, resulting in a
                                               higher final payment on these
                                               mortgage loans.

                                            o  No mortgage loan permits negative
                                               amortization or the deferral of
                                               accrued interest (except excess
                                               interest that would accrue in the
                                               case of any mortgage loan having
                                               an anticipated repayment date
                                               after the applicable anticipated
                                               repayment date for such loan).

     G. BALLOON LOANS/ARD LOANS...........  As of the cut-off date, the mortgage loans had the following additional
                                            characteristics:

                                            o  One hundred fifteen (115)
                                               mortgage loans, representing
                                               99.2% of the initial outstanding
                                               pool balance, are "balloon
                                               loans." For purposes of this
                                               prospectus supplement, we
                                               consider a mortgage loan to be a
                                               "balloon loan" if its principal
                                               balance is not scheduled to be
                                               fully or substantially amortized
                                               by the loan's stated maturity
                                               date or anticipated repayment
                                               date, as applicable. Nine (9) of
                                               these mortgage loans,
                                               representing 15.9% of the initial
                                               outstanding pool balance, are
                                               mortgage loans that have an
                                               anticipated repayment date that
                                               provide for an increase in the
                                               mortgage rate and/or principal
                                               amortization at a specified date
                                               prior to stated maturity. These
                                               mortgage loans are structured to
                                               encourage the borrower to repay
                                               the mortgage loan in full by the
                                               specified date (which is prior to
                                               the mortgage loan's stated
                                               maturity date) upon which these
                                               increases occur. One (1) of the
                                               balloon loans, representing 7.8%
                                               of the initial outstanding pool
                                               balance, referred to in this
                                               paragraph

                                      S-21

                                            amortizes principal in accordance
                                            with the schedule attached to this
                                            prospectus supplement as Schedule B.

                                            o  The remaining six (6) mortgage
                                               loans, representing 0.8% of the
                                               initial outstanding pool balance,
                                               are fully amortizing and are
                                               expected to have less than 5% of
                                               the original principal balance
                                               outstanding as of their related
                                               stated maturity dates.

     H. INTEREST ONLY LOANS...............  As of the cut-off date, the mortgage loans had the following additional
                                            characteristics:

                                            o  Twenty-two (22) mortgage loans,
                                               representing 28.2% of the initial
                                               outstanding pool balance,
                                               currently provide for monthly
                                               payments of interest only for a
                                               portion of their respective terms
                                               and then provide for the monthly
                                               payment of principal and interest
                                               over their respective remaining
                                               terms.

                                            o  Thirty (30) mortgage loans,
                                               representing 36.6% of the initial
                                               outstanding pool balance, provide
                                               for monthly payments of interest
                                               only for their entire respective
                                               terms.

     I.  PREPAYMENT/DEFEASANCE
            PROVISIONS....................  As of the cut-off date, all of the mortgage loans restricted voluntary
                                            principal prepayments as follows:

                                            o  Seventy (70) mortgage loans,
                                               representing 57.2% of the initial
                                               outstanding pool balance,
                                               prohibit voluntary principal
                                               prepayments for a period ending
                                               on a date determined by the
                                               related mortgage note (which may
                                               be the maturity date), which
                                               period is referred to in this
                                               prospectus supplement as a
                                               lock-out period, but permit the
                                               related borrower, after an
                                               initial period of at least two
                                               years following the date of
                                               issuance of the certificates, to
                                               defease the mortgage loan by
                                               pledging "government securities"
                                               as defined in the Investment
                                               Company Act of 1940 that provide
                                               for payment on or prior to each
                                               due date through and including
                                               the maturity date (or such
                                               earlier due date on which the
                                               mortgage loan first becomes
                                               freely prepayable) of amounts at
                                               least equal to the amounts that
                                               would have been payable on those
                                               dates under the terms of the
                                               mortgage loans and obtaining the
                                               release of the mortgaged property
                                               from the lien of the mortgage.

                                            o  Twenty-four (24) mortgage loans,
                                               representing 26.2% of the initial
                                               outstanding pool balance,
                                               prohibit voluntary principal
                                               prepayments during a lock-out
                                               period, and following the
                                               lock-out period provide for a
                                               prepayment premium or yield
                                               maintenance charge calculated on
                                               the basis of the greater of a
                                               yield maintenance formula or 1%
                                               of the amount prepaid.

                                            o  Twenty-one (21) mortgage loans,
                                               representing 7.5% of the initial
                                               outstanding pool balance,
                                               prohibit voluntary principal
                                               prepayments during a lock-out
                                               period, and following the
                                               lock-out period provide for a
                                               prepayment premium or yield
                                               maintenance charge calculated on
                                               the basis of the greater of a
                                               yield maintenance formula or 1%
                                               of the amount prepaid, and also
                                               permit the related borrower,
                                               after an initial period of at
                                               least two years following the
                                               date of the issuance of the
                                               certificates, to defease the
                                               mortgage loan by pledging
                                               "government securities" as
                                               defined in the Investment Company
                                               Act of 1940 that provide for
                                               payment on or prior to each

                                      S-22

                                               due date through and including
                                               the maturity date (or such
                                               earlier due date on which the
                                               mortgage loan first becomes
                                               freely prepayable) of amounts at
                                               least equal to the amounts that
                                               would have been payable on those
                                               dates under the terms of the
                                               mortgage loans and obtaining the
                                               release of the mortgaged property
                                               from the lien of the mortgage.

                                            o  One (1) mortgage loan,
                                               representing 7.2% of the initial
                                               outstanding pool balance, has no
                                               lock-out period and permits
                                               voluntary principal prepayments
                                               at any time during the first
                                               twenty-six (26) monthly payment
                                               periods if accompanied by a yield
                                               maintenance charge calculated on
                                               the basis of the greater of a
                                               yield maintenance formula or 1%
                                               of the amount prepaid and also
                                               permits the related borrower,
                                               after the initial twenty-six (26)
                                               monthly payment periods (which
                                               will be at least two years
                                               following the date of issuance of
                                               the certificates) to defease the
                                               mortgage loan by pledging
                                               "government securities" as
                                               defined in the Investment Company
                                               Act of 1940 and obtaining the
                                               release of the mortgaged property
                                               from the lien of the mortgage.

                                            o  One (1) mortgage loan,
                                               representing 0.7% of the initial
                                               outstanding pool balance, has no
                                               lock-out period and permits
                                               voluntary principal prepayments
                                               at any time during the first
                                               fifty-three (53) monthly payment
                                               periods if accompanied by a
                                               prepayment premium or yield
                                               maintenance charge calculated on
                                               the basis of the greater of a
                                               yield maintenance formula or 2%
                                               of the amount prepaid, and also
                                               permits voluntary principal
                                               prepayments during the four (4)
                                               monthly payment periods after the
                                               initial fifty-three (53) monthly
                                               payment periods if accompanied by
                                               a prepayment premium or yield
                                               maintenance charge calculated on
                                               the basis of the greater of a
                                               yield maintenance formula or 1%
                                               of the amount prepaid.

                                            o  Two (2) mortgage loans,
                                               representing 0.5% of the initial
                                               outstanding pool balance, have no
                                               lock-out period and permit
                                               voluntary principal prepayments
                                               if accompanied by a prepayment
                                               premium or yield maintenance
                                               charge calculated on the basis of
                                               the greater of a yield
                                               maintenance formula or 1% of the
                                               amount prepaid.

                                            o  One (1) mortgage loan,
                                               representing 0.4% of the initial
                                               outstanding pool balance,
                                               prohibits voluntary principal
                                               prepayments during a lock-out
                                               period, and following the
                                               lock-out period permits voluntary
                                               principal prepayments if
                                               accompanied by a yield
                                               maintenance charge calculated on
                                               the basis of a yield maintenance
                                               formula.

                                            o  One (1) mortgage loan,
                                               representing 0.3% of the initial
                                               outstanding pool balance, has no
                                               lock-out period and permits
                                               voluntary principal prepayments
                                               at any time during the first one
                                               hundred sixteen (116) monthly
                                               payment periods if accompanied by
                                               a prepayment premium or yield
                                               maintenance charge calculated on
                                               the basis of the greater of a
                                               yield maintenance formula or 1%
                                               of the amount prepaid, and after
                                               the initial thirty-five (35)
                                               monthly payment periods, also
                                               permits the related borrower to
                                               defease the mortgage loan by
                                               pledging "government securities"
                                               as defined in

                                      S-23

                                               the Investment Company Act of
                                               1940 and obtaining the release of
                                               the mortgaged property from the
                                               lien of the mortgage.

                                            Notwithstanding the above, the
                                            mortgage loans generally (i) permit
                                            prepayment in connection with
                                            casualty or condemnation and certain
                                            other matters without payment of a
                                            prepayment premium or yield
                                            maintenance charge and (ii) provide
                                            for a specified period commencing
                                            prior to and including the maturity
                                            date or the anticipated repayment
                                            date during which the related
                                            borrower may prepay the mortgage
                                            loan without payment of a prepayment
                                            premium or yield maintenance charge.
                                            See the footnotes to Appendix II
                                            attached to this prospectus
                                            supplement for more details about
                                            the various yield maintenance
                                            formulas.

                                            With respect to the prepayment and
                                            defeasance provisions set forth
                                            above, certain of the mortgage loans
                                            also include provisions described
                                            below:

                                            o  One (1) mortgage loan,
                                               representing 7.2% of the initial
                                               outstanding pool balance, which
                                               is secured by multiple mortgaged
                                               properties, permits the release
                                               of any such property from the
                                               lien of the related mortgage upon
                                               defeasance of an amount equal to
                                               110% of the allocated loan amount
                                               of the mortgaged property
                                               provided that the debt yield on
                                               the mortgage loan after the
                                               release is equal to or greater
                                               than the debt yield on the
                                               mortgage loan prior to such
                                               release and the debt service
                                               coverage ratio following such
                                               release is at least equal to or
                                               greater than the debt service
                                               coverage ratio prior to such
                                               release.

                                            o  One (1) mortgage loan,
                                               representing 4.9% of the initial
                                               outstanding pool balance, is
                                               secured by multiple mortgaged
                                               properties and permits the
                                               release of any of the mortgaged
                                               properties from the lien of the
                                               mortgage after the applicable
                                               lock-out period upon prepayment
                                               of an amount equal to 115% of the
                                               allocated loan amount of the
                                               mortgaged property being released
                                               if the loan-to-value ratio
                                               immediately following such
                                               release is not greater than 59%
                                               and the debt service coverage
                                               ratio immediately following such
                                               release is at least equal to or
                                               greater than 1.23x. Eight (8) of
                                               the related mortgaged properties
                                               may be released at any time
                                               subject to various provisions
                                               stated in the loan agreement upon
                                               payment of 100% of the allocated
                                               loan amount of the mortgaged
                                               property being released together
                                               with a prepayment premium based
                                               on a yield maintenance charge
                                               calculated on the basis of the
                                               greater of a yield maintenance
                                               formula and 1% of the amount
                                               prepaid.

                                            o  One (1) mortgage loan,
                                               representing 0.5% of the initial
                                               outstanding pool balance, is
                                               secured by multiple parcels and
                                               permits the release of one or two
                                               of the parcels from the lien of
                                               the mortgage upon defeasance of
                                               an amount equal to $540,000 for
                                               one of the parcels and $650,000
                                               for the other parcel being
                                               released if the loan-to-value
                                               ratio immediately following such
                                               release is not greater than the
                                               lesser of 70% or the
                                               loan-to-value ratio prior to such
                                               release based on an updated
                                               appraisal at the time of release
                                               and the debt service coverage
                                               ratio immediately prior to and
                                               following such release is at
                                               least equal to or greater than
                                               1.35x.

                                      S-24

                                            In addition, certain mortgage loans
                                            provide for the free release of
                                            outparcels or other portions of the
                                            related mortgaged property that were
                                            given no value or minimal value in
                                            the underwriting process, subject to
                                            the satisfaction of certain
                                            conditions. In addition, certain of
                                            the mortgage loans may permit the
                                            related borrower to substitute
                                            collateral under certain
                                            circumstances.

                                            See the footnotes to Appendix II
                                            attached to this prospectus
                                            supplement for more details
                                            concerning certain of the foregoing
                                            provisions.

     J.  MORTGAGE LOAN RANGES
            AND WEIGHTED AVERAGES.........  As of the cut-off date, the mortgage loans had the following additional
                                            characteristics:

           I.   MORTGAGE INTEREST RATES     Mortgage interest rates ranging from
                                            4.714% per annum to 6.650% per
                                            annum, and a weighted average
                                            mortgage interest rate of 5.338% per
                                            annum;

           II.  ORIGINAL TERMS              Original terms to scheduled maturity
                                            ranging from sixty (60) months to
                                            two hundred forty (240) months, and
                                            a weighted average original term to
                                            scheduled maturity of one hundred
                                            seven (107) months;

           III. REMAINING TERMS             Remaining terms to scheduled
                                            maturity ranging from fifty-four
                                            (54) months to two hundred
                                            thirty-nine (239) months, and a
                                            weighted average remaining term to
                                            scheduled maturity of one hundred
                                            five (105) months;

           IV. REMAINING AMORTIZATION       TERMS Remaining amortization terms
                                            (excluding loans which provide for
                                            interest only payments for the
                                            entire loan term) ranging from one
                                            hundred seventy-nine (179) months to
                                            five hundred thirty seven (537)
                                            months, and a weighted average
                                            remaining amortization term of three
                                            hundred forty seven (347) months;

           V.   LOAN-TO-VALUE RATIOS        Loan-to-value ratios, calculated as
                                            described in this prospectus
                                            supplement, range from 6.8% to 80.0%
                                            and a weighted average loan-to-value
                                            ratio, calculated as described in
                                            this prospectus supplement, of
                                            56.8%;

                                            For each of the mortgage loans, the
                                            loan-to-value ratio was calculated
                                            according to the methodology set
                                            forth in this prospectus supplement
                                            based on the estimate of value from
                                            a third-party appraisal, which was
                                            generally conducted after October
                                            2004;

                                            For detailed methodologies, see
                                            "Description of the Mortgage
                                            Pool--Assessments of Property Value
                                            and Condition--Appraisals" in this
                                            prospectus supplement;

           VI.  DEBT SERVICE COVERAGE       RATIOS Debt service coverage ratios,
                                            determined according to the
                                            methodology presented in this
                                            prospectus supplement, ranging from
                                            1.20x to 13.94x and a weighted
                                            average debt service coverage ratio,
                                            calculated as described in this
                                            prospectus supplement, of 2.11x.
                                            These calculations are based on
                                            underwritable cash flow and actual
                                            debt service of the related mortgage
                                            loans as described in this
                                            prospectus supplement; and

                                      S-25

           VII.DEBT SERVICE COVERAGE
               RATIOS POST IO PERIOD        Debt Service Coverage Ratio Post IO
                                            Period, determined according to the
                                            methodology presented in this
                                            prospectus supplement, ranging from
                                            1.18x to 13.94x and a weighted
                                            average debt service coverage ratio,
                                            calculated as described in this
                                            prospectus supplement, of 2.01x.

                                            "Debt Service Coverage Ratio Post IO
                                            Period" or "DSCR Post IO Period"
                                            means, with respect to the related
                                            mortgage loan that has an
                                            interest-only period that has not
                                            expired as of the cut-off date but
                                            will expire prior to maturity, a
                                            debt service coverage ratio
                                            calculated in the same manner as
                                            debt service coverage ratios except
                                            that the amount of the monthly debt
                                            service payment considered in the
                                            calculation is the amount of the
                                            monthly debt service payment that is
                                            due in the first month following the
                                            expiration of the applicable
                                            interest-only period. See
                                            "Description of the Mortgage
                                            Pool--Additional Mortgage Loan
                                            Information" in this prospectus
                                            supplement.
ADVANCES

     A.  PRINCIPAL AND
             INTEREST ADVANCES............  Subject to a recoverability determination described in this
                                            prospectus supplement, the master
                                            servicer (and the trustee, if
                                            applicable) will be required to
                                            advance delinquent monthly mortgage
                                            loan payments for the mortgage loans
                                            that are part of the trust
                                            (excluding mortgage loan payments on
                                            the Monmouth Mall mortgage loan
                                            non-pooled component). The master
                                            servicer and the trustee will not be
                                            required to advance any additional
                                            interest accrued as a result of the
                                            imposition of any default rate or
                                            any rate increase after an
                                            anticipated repayment date. The
                                            master servicer and the trustee also
                                            are not required to advance
                                            prepayment or yield maintenance
                                            premiums, excess interest or balloon
                                            payments. With respect to any
                                            balloon payment, the master servicer
                                            (and the trustee, if applicable)
                                            will instead be required to advance
                                            an amount equal to the scheduled
                                            payment that would have been due if
                                            the related balloon payment had not
                                            become due. If a P&I Advance is
                                            made, the master servicer will defer
                                            rather than advance its master
                                            servicing fee, the excess servicing
                                            fee and the primary servicing fee,
                                            but will advance the trustee fee.

                                            For an REO Property, subject to a
                                            recoverability determination
                                            described in this prospectus
                                            supplement, the advance will equal
                                            the scheduled payment that would
                                            have been due if the predecessor
                                            mortgage loan had remained
                                            outstanding and continued to
                                            amortize in accordance with its
                                            amortization schedule in effect
                                            immediately before the REO Property
                                            was acquired.

     B. SERVICING ADVANCES................  Subject to a recoverability determination described in this
                                            prospectus supplement, the master
                                            servicer, the special servicer and
                                            the trustee may also make servicing
                                            advances to pay delinquent real
                                            estate taxes, insurance premiums and
                                            similar expenses necessary to
                                            maintain and protect the mortgaged
                                            property, to maintain the lien on
                                            the mortgaged property or to enforce
                                            the mortgage loan documents.

     C. INTEREST ON ADVANCES..............  All advances made by the master servicer, the special servicer or
                                            the trustee will accrue interest at
                                            a rate equal to the "prime rate" as
                                            reported in The Wall Street Journal.

     D. BACK-UP ADVANCES..................  Pursuant to the requirements of the pooling and servicing agreement, if
                                            the master servicer fails to make a
                                            required advance, the trustee will
                                            be

                                      S-26

                                            required to make the advance,
                                            subject to the same limitations, and
                                            with the same rights of the master
                                            servicer.

     E. RECOVERABILITY....................  None of the master servicer, the special servicer or the trustee will
                                            be required to make any advance if
                                            the master servicer, the special
                                            servicer or the trustee, as the case
                                            may be, reasonably determines that
                                            the advance would not be recoverable
                                            in accordance with the servicing
                                            standard. The trustee may rely on
                                            any such determination made by the
                                            master servicer or the special
                                            servicer.

     F. ADVANCES DURING AN
           APPRAISAL REDUCTION EVENT......  The occurrence of certain adverse events affecting a mortgage loan
                                            will require the special servicer to
                                            obtain a new appraisal or other
                                            valuation of the related mortgaged
                                            property. In general, if the
                                            principal amount of a mortgage loan
                                            (including the Monmouth Mall
                                            mortgage loan non-pooled component)
                                            plus all other amounts due under the
                                            mortgage loan and interest on
                                            advances made with respect to the
                                            mortgage loan exceeds 90% of the
                                            value of the mortgaged property
                                            determined by an appraisal or other
                                            valuation, an appraisal reduction
                                            may be created in the amount of the
                                            excess as described in this
                                            prospectus supplement. If there
                                            exists an appraisal reduction for
                                            any mortgage loan, the interest
                                            portion of the amount required to be
                                            advanced on that mortgage loan will
                                            be proportionately reduced to the
                                            extent of the appraisal reduction.
                                            This will reduce the funds available
                                            to pay interest on the most
                                            subordinate class or classes of
                                            certificates then outstanding.

                                            See "Description of the Offered
                                            Certificates--Advances" in this
                                            prospectus supplement.

                                      S-27

                       ADDITIONAL ASPECTS OF CERTIFICATES

RATINGS...................................  The certificates offered to you will not be issued unless each of the
                                            classes of certificates being
                                            offered by this prospectus
                                            supplement receives the following
                                            ratings from Moody's Investors
                                            Service, Inc. and Standard & Poor's
                                            Ratings Services, a division of The
                                            McGraw-Hill Companies, Inc.

                                            ----------------------------------------------------------------
                                                                                       Ratings
                                                        Class                        Moody's/S&P
                                            ----------------------------------------------------------------

                                            Classes A-1, A-2, A-3, A-AB and A-4        Aaa/AAA
                                            ----------------------------------------------------------------
                                            Class A-M                                  Aaa/AAA
                                            ----------------------------------------------------------------
                                            Class A-J                                  Aaa/AAA
                                            ----------------------------------------------------------------

                                            A rating agency may lower or
                                            withdraw a security rating at any
                                            time. Each of the rating agencies
                                            identified above is expected to
                                            perform ratings surveillance with
                                            respect to its ratings for so long
                                            as the offered certificates remain
                                            outstanding; provided that a rating
                                            agency may stop performing ratings
                                            surveillance at any time if that
                                            rating agency does not have
                                            sufficient information to allow it
                                            to continue to perform ratings
                                            surveillance on the certificates.
                                            The depositor has no ability to
                                            ensure that the rating agencies
                                            perform ratings surveillance.

                                            See "Ratings" in this prospectus
                                            supplement and "Ratings" in the
                                            prospectus for a discussion of the
                                            basis upon which ratings are given,
                                            the limitations of and restrictions
                                            on the ratings, and the conclusions
                                            that should not be drawn from a
                                            rating.

OPTIONAL TERMINATION......................  On any distribution date on which the aggregate principal balance of
                                            the mortgage loans is less than or
                                            equal to 1% of the initial
                                            outstanding pool balance (including
                                            the Monmouth Mall mortgage loan
                                            non-pooled component), the holders
                                            of a majority of the controlling
                                            class, the special servicer, the
                                            master servicer and any holder of a
                                            majority interest in the Class R-I
                                            Certificates, in that order of
                                            priority, will have the option to
                                            purchase all of the remaining
                                            mortgage loans, and all property
                                            acquired through exercise of
                                            remedies in respect of any mortgage
                                            loan, at the price specified in this
                                            prospectus supplement. Exercise of
                                            this option would terminate the
                                            trust and retire the then
                                            outstanding certificates at par plus
                                            accrued interest.

REPURCHASE OR SUBSTITUTION................  Each mortgage loan seller will make certain representations and
                                            warranties with respect to the
                                            mortgage loans sold by it, as
                                            described under "Description of the
                                            Mortgage Pool--Representations and
                                            Warranties" and "--Repurchases and
                                            Other Remedies." If a mortgage loan
                                            seller has been notified of a
                                            material breach of any of its
                                            representations and warranties or a
                                            material defect in the documentation
                                            of any mortgage loan, then that
                                            mortgage loan seller will be
                                            required to either cure the breach,
                                            repurchase the affected mortgage
                                            loan from the trust fund or
                                            substitute the affected mortgage
                                            loan with another mortgage loan. If
                                            the related mortgage loan seller
                                            decides to repurchase the affected
                                            mortgage loan, the repurchase would
                                            have the same effect on the offered
                                            certificates as a prepayment in full
                                            of such mortgage loan, except that
                                            the purchase will not be

                                      S-28

                                            accompanied by any prepayment
                                            premium or yield maintenance charge.
                                            In addition, certain mortgage loans
                                            may be purchased from the trust fund
                                            by the holders of a B Note or
                                            mezzanine loan under certain
                                            circumstances. See "Description of
                                            the Mortgage Pool--Subordinate and
                                            Other Financing" and "Servicing of
                                            the Mortgage Loans--Servicing of
                                            Monmouth Mall Loan, the Alderwood
                                            Mall Loan Group, the SBC-Hoffman
                                            Estate Loan Group, the Mervyns
                                            Portfolio Loan Group and the Water
                                            Street Plaza A/B Mortgage Loan" in
                                            this prospectus supplement.

SALE OF DEFAULTED LOANS...................  Pursuant to the pooling and servicing agreement, (i) the holder
                                            of the Water Street Plaza B Note,
                                            solely with respect to the Water
                                            Street Plaza A/B Mortgage Loan, (ii)
                                            the holder of the certificates
                                            representing the greatest percentage
                                            interest in the controlling class of
                                            certificates, (iii) the special
                                            servicer, and (iv) any mortgage loan
                                            seller (other than Wells Fargo Bank,
                                            National Association), with respect
                                            to each mortgage loan it sold to the
                                            Depositor, in that order, has the
                                            option to purchase from the trust
                                            any defaulted mortgage loan (in the
                                            case of the Monmouth Mall mortgage
                                            loan, subject to the purchase right
                                            of the Monmouth Mall loan operating
                                            adviser to purchase the Monmouth
                                            Mall mortgage loan) that is at least
                                            sixty (60) days delinquent as to any
                                            monthly debt service payment (or is
                                            delinquent as to its balloon
                                            payment) at a price equal to the
                                            fair value of such mortgage loan as
                                            determined by the special servicer
                                            for such mortgage loan (provided,
                                            that if such mortgage loan is being
                                            purchased by the special servicer or
                                            by a holder of certificates of the
                                            controlling class, the trustee will
                                            be required to verify that such
                                            price is equal to fair value). In
                                            addition, certain of the mortgage
                                            loans are subject to a purchase
                                            option upon certain events of
                                            default in favor of a subordinate
                                            lender or mezzanine lender. For more
                                            information relating to the sale of
                                            defaulted mortgage loans, see
                                            "Servicing of the Mortgage
                                            Loans--Sale of Defaulted Mortgage
                                            Loans" in this prospectus
                                            supplement.

DENOMINATIONS.............................  The Class A-1, Class A-2, Class A-3,
                                            Class A-AB, Class A-4, Class A-M and
                                            Class A-J Certificates will be
                                            offered in minimum denominations of
                                            $25,000. Investments in excess of
                                            the minimum denominations may be
                                            made in multiples of $1.

REGISTRATION, CLEARANCE
   AND SETTLEMENT.........................  Your certificates will be registered in the name of Cede & Co., as
                                            nominee of The Depository Trust
                                            Company, and will not be registered
                                            in your name. You will not receive a
                                            definitive certificate representing
                                            your ownership interest, except in
                                            very limited circumstances described
                                            in this prospectus supplement. As a
                                            result, you will hold your
                                            certificates only in book-entry form
                                            and will not be a certificateholder
                                            of record. You will receive
                                            distributions on your certificates
                                            and reports relating to
                                            distributions only through The
                                            Depository Trust Company,
                                            Clearstream Banking, societe anonyme
                                            or the Euroclear System or through
                                            participants in The Depository Trust
                                            Company, Clearstream Banking or
                                            Euroclear.

                                            You may hold your certificates
                                            through:

                                            o  The Depository Trust Company in
                                               the United States; or

                                            o  Clearstream Banking or Euroclear
                                               in Europe.

                                      S-29

                                            Transfers within The Depository
                                            Trust Company, Clearstream Banking
                                            or Euroclear will be made in
                                            accordance with the usual rules and
                                            operating procedures of those
                                            systems. Cross-market transfers
                                            between persons holding directly
                                            through The Depository Trust
                                            Company, Clearstream Banking or
                                            Euroclear will be effected in The
                                            Depository Trust Company through the
                                            relevant depositories of Clearstream
                                            Banking or Euroclear.

                                            All or any portion of the
                                            certificates offered to you may be
                                            converted to definitive certificates
                                            and reissued to beneficial owners or
                                            their nominees, rather than to The
                                            Depository Trust Company or its
                                            nominee, if we notify The Depository
                                            Trust Company of our intent to
                                            terminate the book-entry system and,
                                            upon receipt of notice of such
                                            intent from The Depository Trust
                                            Company, the participants holding
                                            beneficial interests in the
                                            certificates agree to initiate such
                                            termination.

                                            We expect that the certificates
                                            offered to you will be delivered in
                                            book-entry form through the
                                            facilities of The Depository Trust
                                            Company, Clearstream Banking or
                                            Euroclear on or about the closing
                                            date.

TAX STATUS................................  Elections will be made to treat designated portions of the trust as
                                            three separate "real estate mortgage
                                            investment conduits"--REMIC I, REMIC
                                            II and REMIC III--for federal income
                                            tax purposes. In the opinion of
                                            counsel, each such designated
                                            portion of the trust will qualify
                                            for this treatment and each class of
                                            offered certificates will evidence
                                            "regular interests" in REMIC III.
                                            The portion of the trust consisting
                                            of the right to excess interest
                                            (interest on each mortgage loan with
                                            an anticipated repayment date
                                            accruing after such date at a rate
                                            in excess of the rate that applied
                                            prior to such date) and the related
                                            sub-accounts will be treated as a
                                            grantor trust for federal income tax
                                            purposes.

                                            Pertinent federal income tax
                                            consequences of an investment in the
                                            offered certificates include:

                                            o  The regular interests will be
                                               treated as newly originated debt
                                               instruments for federal income
                                               tax purposes.

                                            o  Beneficial owners of offered
                                               certificates will be required to
                                               report income on the certificates
                                               in accordance with the accrual
                                               method of accounting.

                                            See "Material Federal Income Tax
                                            Consequences" in this prospectus
                                            supplement.

CONSIDERATIONS RELATED TO TITLE I
   OF THE EMPLOYEE RETIREMENT
   INCOME SECURITY ACT OF 1974............  Subject to the satisfaction of important conditions described under
                                            "ERISA Considerations" in this
                                            prospectus supplement and in the
                                            accompanying prospectus, the offered
                                            certificates may be purchased by
                                            persons investing assets of employee
                                            benefit plans or individual
                                            retirement accounts.

LEGAL INVESTMENT..........................  The offered certificates will not constitute "mortgage related
                                            securities" for purposes of the
                                            Secondary Mortgage Market
                                            Enhancement Act of 1984, as amended.
                                            If your investment activities are
                                            subject to legal investment laws and
                                            regulations, regulatory capital
                                            requirements or review by regulatory
                                            authorities, then you may be subject
                                            to restrictions on investment in the
                                            offered certificates. You should
                                            consult your own

                                      S-30

                                            legal advisors for assistance in
                                            determining the suitability of and
                                            consequences to you of the purchase,
                                            ownership and sale of the offered
                                            certificates. See "Legal Investment"
                                            in this prospectus supplement.

                                      S-31

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      S-32

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the certificates.

     The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors", summarize material risks relating to your certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED OR
GUARANTEED AND YOUR SOURCE FOR
REPAYMENTS IS LIMITED TO PAYMENTS
UNDER THE MORTGAGE LOANS                    Payments under the mortgage loans
                                            are not insured or guaranteed by any
                                            governmental entity or mortgage
                                            insurer. Accordingly, the sources
                                            for repayment of your certificates
                                            are limited to amounts due with
                                            respect to the mortgage loans.

                                            You should consider all of the
                                            mortgage loans to be nonrecourse
                                            loans. Even in those cases where
                                            recourse to a borrower or guarantor
                                            is permitted under the related loan
                                            documents, we have not necessarily
                                            undertaken an evaluation of the
                                            financial condition of any of these
                                            persons. If a default occurs, the
                                            lender's remedies generally are
                                            limited to foreclosing against the
                                            specific properties and other assets
                                            that have been pledged to secure the
                                            loan. Such remedies may be
                                            insufficient to provide a full
                                            return on your investment. Payment
                                            of amounts due under a mortgage loan
                                            prior to its maturity or anticipated
                                            repayment date is dependent
                                            primarily on the sufficiency of the
                                            net operating income of the related
                                            mortgaged property. Payment of those
                                            mortgage loans that are balloon
                                            loans at maturity or on its
                                            anticipated repayment date is
                                            primarily dependent upon the
                                            borrower's ability to sell or
                                            refinance the property for an amount
                                            sufficient to repay the loan.

                                            In limited circumstances, the
                                            related mortgage loan seller may be
                                            obligated to repurchase or replace a
                                            mortgage loan that it sold to us if
                                            the applicable mortgage loan
                                            seller's representations and
                                            warranties concerning that mortgage
                                            loan are materially breached or if
                                            there are material defects in the
                                            documentation for that mortgage
                                            loan. However, there can be no
                                            assurance that any of these entities
                                            will be in a financial position to
                                            effect a repurchase or substitution.
                                            The representations and warranties
                                            address the characteristics of the
                                            mortgage loans and mortgaged
                                            properties as of the date of
                                            issuance of the certificates. They
                                            do not relieve you or the trust of
                                            the risk of defaults and losses on
                                            the mortgage loans.

                                      S-33

THE REPAYMENT OF A COMMERCIAL MORTGAGE
LOAN IS DEPENDENT ON THE CASH FLOW
PRODUCED BY THE PROPERTY WHICH CAN BE
VOLATILE AND INSUFFICIENT TO ALLOW
TIMELY PAYMENT ON YOUR CERTIFICATES         The mortgage loans are secured by
                                            various types of income-producing
                                            commercial, multifamily and
                                            manufactured housing community
                                            properties. Commercial lending is
                                            generally thought to expose a lender
                                            to greater risk than one-to-four
                                            family residential lending because,
                                            among other things, it typically
                                            involves larger loans.

                                            One hundred nineteen (119) mortgage
                                            loans, representing 97.6% of the
                                            initial outstanding pool balance,
                                            were originated within twelve (12)
                                            months prior to the cut-off date.
                                            Consequently, these mortgage loans
                                            do not have a long-standing payment
                                            history.

                                            The repayment of a commercial
                                            mortgage loan is typically dependent
                                            upon the ability of the applicable
                                            property to produce cash flow. Even
                                            the liquidation value of a
                                            commercial property is determined,
                                            in substantial part, by the amount
                                            of the property's cash flow (or its
                                            potential to generate cash flow).
                                            However, net operating income and
                                            cash flow can be volatile and may be
                                            insufficient to cover debt service
                                            on the loan at any given time.

                                            The net operating income, cash flow
                                            and property value of the mortgaged
                                            properties may be adversely
                                            affected, among other things, by any
                                            one or more of the following
                                            factors:

                                            o  the age, design and construction
                                               quality of the property;

                                            o  the lack of any operating history
                                               in the case of a newly built or
                                               renovated mortgaged property;

                                            o  perceptions regarding the safety,
                                               convenience and attractiveness of
                                               the property;

                                            o  the proximity and attractiveness
                                               of competing properties;

                                            o  the adequacy of the property's
                                               management and maintenance;

                                            o  increases in operating expenses
                                               (including common area
                                               maintenance charges) at the
                                               property and in relation to
                                               competing properties;

                                            o  an increase in the capital
                                               expenditures needed to maintain
                                               the property or make
                                               improvements;

                                            o  the dependence upon a single
                                               tenant, or a concentration of
                                               tenants in a particular business
                                               or industry;

                                            o  a decline in the financial
                                               condition of a major tenant;

                                            o  an increase in vacancy rates; and

                                            o  a decline in rental rates as
                                               leases are renewed or entered
                                               into with new tenants.

                                      S-34

                                            Other factors are more general in
                                            nature, such as:

                                            o  national, regional or local
                                               economic conditions (including
                                               plant closings, military base
                                               closings, industry slowdowns and
                                               unemployment rates);

                                            o  local real estate conditions
                                               (such as an oversupply of
                                               competing properties, rental
                                               space or multifamily housing);

                                            o  demographic factors;

                                            o  decreases in consumer confidence
                                               (caused by events such as
                                               threatened or continuing military
                                               action, recent disclosures of
                                               wrongdoing or financial
                                               misstatements by major
                                               corporations and financial
                                               institutions and other factors);

                                            o  changes in consumer tastes and
                                               preferences; and

                                            o  retroactive changes in building
                                               codes.

                                            The volatility of net operating
                                            income will be influenced by many of
                                            the foregoing factors, as well as
                                            by:

                                            o  the length of tenant leases;

                                            o  the creditworthiness of tenants;

                                            o  the level of tenant defaults;

                                            o  the ability to convert an
                                               unsuccessful property to an
                                               alternative use;

                                            o  new construction in the same
                                               market as the mortgaged property;

                                            o  rent control and stabilization
                                               laws or other laws impacting
                                               operating costs;

                                            o  the number and diversity of
                                               tenants;

                                            o  the rate at which new rentals
                                               occur;

                                            o  the property's operating leverage
                                               (which is the percentage of total
                                               property expenses in relation to
                                               revenue), the ratio of fixed
                                               operating expenses to those that
                                               vary with revenues, and the level
                                               of capital expenditures required
                                               to maintain the property and to
                                               retain or replace tenants; and

                                            o  in the case of residential
                                               cooperative properties, the
                                               payments received by the
                                               cooperative corporation from its
                                               tenants/shareholders, including
                                               any special assessments against
                                               the property.

                                            A decline in the real estate market
                                            or in the financial condition of a
                                            major tenant will tend to have a
                                            more immediate effect on the net
                                            operating income of properties with
                                            short-term revenue sources (such as
                                            short-term or month-to-month leases)
                                            and may lead to higher rates of
                                            delinquency or defaults under
                                            mortgage loans secured by such
                                            properties.

                                      S-35

THE PROSPECTIVE PERFORMANCE OF THE
COMMERCIAL AND MULTIFAMILY MORTGAGE
LOANS INCLUDED IN THE TRUST FUND SHOULD
BE EVALUATED SEPARATELY FROM THE
PERFORMANCE OF THE MORTGAGE LOANS IN
ANY OF OUR OTHER TRUSTS                     While there may be certain common
                                            factors affecting the performance
                                            and value of income-producing real
                                            properties in general, those factors
                                            do not apply equally to all
                                            income-producing real properties
                                            and, in many cases, there are unique
                                            factors that will affect the
                                            performance and/or value of a
                                            particular income-producing real
                                            property. Moreover, the effect of a
                                            given factor on a particular real
                                            property will depend on a number of
                                            variables, including but not limited
                                            to property type, geographic
                                            location, competition, sponsorship
                                            and other characteristics of the
                                            property and the related mortgage
                                            loan. Each income-producing real
                                            property represents a separate and
                                            distinct business venture; and, as a
                                            result, each of the multifamily and
                                            commercial mortgage loans included
                                            in one of the depositor's trusts
                                            requires a unique underwriting
                                            analysis. Furthermore, economic and
                                            other conditions affecting real
                                            properties, whether worldwide,
                                            national, regional or local, vary
                                            over time. The performance of a pool
                                            of mortgage loans originated and
                                            outstanding under a given set of
                                            economic conditions may vary
                                            significantly from the performance
                                            of an otherwise comparable mortgage
                                            pool originated and outstanding
                                            under a different set of economic
                                            conditions. Accordingly, investors
                                            should evaluate the mortgage loans
                                            underlying the offered certificates
                                            independently from the performance
                                            of mortgage loans underlying any
                                            other series of certificates.

                                            As a result of the distinct nature
                                            of each pool of commercial mortgage
                                            loans, and the separate mortgage
                                            loans within the pool, this
                                            prospectus supplement does not
                                            include disclosure concerning the
                                            delinquency and loss experience of
                                            static pools of periodic
                                            originations by the sponsors of
                                            assets of the type to be securitized
                                            (known as "static pool
                                            information"). Because of the highly
                                            heterogeneous nature of the assets
                                            in commercial mortgage backed
                                            securities transactions, static pool
                                            information for prior securitized
                                            pools, even those involving the same
                                            asset types (e.g., hotels or office
                                            buildings), may be misleading, since
                                            the economics of the properties and
                                            terms of the loans may be materially
                                            different. In particular, static
                                            pool information showing a low level
                                            of delinquencies and defaults would
                                            not be indicative of the performance
                                            of this pool or any other pools of
                                            mortgage loans originated by the
                                            same sponsor or sponsors. Therefore,
                                            investors should evaluate this
                                            offering on the basis of the
                                            information set forth in this
                                            prospectus supplement with respect
                                            to the mortgage loans, and not on
                                            the basis of any successful
                                            performance of other pools of
                                            securitized commercial mortgage
                                            loans.

CERTAIN MORTGAGE LOANS MAY
HAVE A LIMITED OPERATING HISTORY            The properties securing certain of
                                            the mortgage loans are newly
                                            constructed and/or recently opened
                                            and, as such, have a limited
                                            operating history. There can be no
                                            assurance that any of the
                                            properties, whether newly
                                            constructed and/or recently opened
                                            or otherwise, will perform as
                                            anticipated.

                                      S-36

CONVERTING COMMERCIAL PROPERTIES TO
ALTERNATIVE USES MAY REQUIRE
SIGNIFICANT EXPENSES WHICH COULD
REDUCE PAYMENTS ON YOUR CERTIFICATES        Some of the mortgaged properties may
                                            not be readily convertible to
                                            alternative uses if those properties
                                            were to become unprofitable for any
                                            reason. This is because:

                                            o  converting commercial properties
                                               to alternate uses or converting
                                               single-tenant commercial
                                               properties to multi-tenant
                                               properties generally requires
                                               substantial capital expenditures;
                                               and

                                            o  zoning or other restrictions also
                                               may prevent alternative uses.

                                            The liquidation value of a mortgaged
                                            property not readily convertible to
                                            an alternative use may be
                                            substantially less than would be the
                                            case if the mortgaged property were
                                            readily adaptable to other uses. If
                                            this type of mortgaged property were
                                            liquidated and a lower liquidation
                                            value were obtained, less funds
                                            would be available for distributions
                                            on your certificates. See "Mortgaged
                                            Properties Securing The Mortgage
                                            Loans That Are Not In Compliance
                                            With Zoning And Building Code
                                            Requirements And Use Restrictions
                                            Could Adversely Affect Payments On
                                            Your Certificates."

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO CHANGE
IN CURRENT OPERATING INCOME                 Various factors may adversely affect
                                            the value of the mortgaged
                                            properties without affecting the
                                            properties' current net operating
                                            income. These factors include, among
                                            others:

                                            o  changes in the local, regional or
                                               national economy;

                                            o  changes in governmental
                                               regulations, fiscal policy,
                                               zoning or tax laws;

                                            o  potential environmental
                                               legislation or liabilities or
                                               other legal liabilities;

                                            o  proximity and attractiveness of
                                               competing properties;

                                            o  new construction of competing
                                               properties in the same market;

                                            o  convertibility of a property to
                                               an alternative use;

                                            o  the availability of refinancing;

                                            o  changes in interest rate levels;

                                            o  the age, quality, functionality
                                               and design of the project;

                                            o  increases in operating costs;

                                            o  an increase in the capital
                                               expenditures needed to maintain
                                               the properties or make
                                               improvements; and

                                            o  increase in vacancy rates.

                                      S-37

TENANT CONCENTRATION INCREASES THE
RISK THAT CASH FLOW WILL BE
INTERRUPTED WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES               A deterioration in the financial
                                            condition of a tenant can be
                                            particularly significant if a
                                            mortgaged property is leased to a
                                            single or large tenant or a small
                                            number of tenants, because rent
                                            payable by such tenants generally
                                            will represent all or a significant
                                            portion of the cash flow available
                                            to the borrower to pay its
                                            obligations to the lender. We cannot
                                            provide assurances that any major
                                            tenant will continue to perform its
                                            obligations under its lease. Fifty
                                            (50) of the mortgaged properties,
                                            representing 23.4% of the initial
                                            outstanding pool balance, are leased
                                            to single tenants, and with respect
                                            to one (1) of those mortgaged
                                            properties, representing 0.1% of the
                                            initial outstanding pool balance,
                                            the sole tenant is related to the
                                            borrower.

                                            Mortgaged properties leased to a
                                            single tenant or a small number of
                                            tenants are more susceptible to
                                            interruptions of cash flow if a
                                            tenant fails to renew its lease or
                                            defaults under its lease. This is so
                                            because:

                                            o  the financial effect of the
                                               absence of rental income may be
                                               severe;

                                            o  more time may be required to
                                               re-lease the space; and

                                            o  substantial capital costs may be
                                               incurred to make the space
                                               appropriate for replacement
                                               tenants.

                                            Additionally, some of the tenants at
                                            the mortgaged properties (including
                                            sole tenants or other significant
                                            tenants) have lease termination
                                            option dates or lease expiration
                                            dates that are prior to or shortly
                                            after the related maturity date or
                                            anticipated repayment date. See
                                            Appendix II attached to this
                                            prospectus supplement. There are a
                                            number of other mortgaged properties
                                            that similarly have a significant
                                            amount of scheduled lease
                                            expirations or potential
                                            terminations before the maturity of
                                            the related mortgage loan, although
                                            those circumstances were generally
                                            addressed by escrow requirements or
                                            other mitigating provisions.

                                            Another factor that you should
                                            consider is that retail, industrial
                                            and office properties also may be
                                            adversely affected if there is a
                                            concentration of tenants or of
                                            tenants in the same or similar
                                            business or industry.

                                            In some cases, the sole or a
                                            significant tenant is related to the
                                            subject borrower or an affiliate of
                                            that borrower.

                                            For further information with respect
                                            to tenant concentrations, see
                                            Appendix II attached to this
                                            prospectus supplement.

LEASING MORTGAGED PROPERTIES TO
MULTIPLE TENANTS MAY RESULT IN
HIGHER RE-LEASING COSTS WHICH COULD
REDUCE PAYMENTS ON YOUR CERTIFICATES        If a mortgaged property has multiple
                                            tenants, re-leasing costs and costs
                                            of enforcing remedies against
                                            defaulting tenants may be more
                                            frequent than in the case of
                                            mortgaged properties with fewer
                                            tenants, thereby reducing the cash
                                            flow available for debt service
                                            payments. These

                                      S-38

                                            costs may cause a borrower to
                                            default in its obligations to a
                                            lender which could reduce cash flow
                                            available for debt service payments.
                                            Multi-tenanted mortgaged properties
                                            also may experience higher
                                            continuing vacancy rates and greater
                                            volatility in rental income and
                                            expenses.

RE-LEASING RISKS                            Repayment of mortgage loans secured
                                            by retail, office and industrial
                                            properties will be affected by the
                                            expiration of leases and the ability
                                            of the related borrowers and
                                            property managers to renew the
                                            leases or to relet the space on
                                            comparable terms. Certain mortgaged
                                            properties may be leased in whole or
                                            in part to government sponsored
                                            tenants who have the right to cancel
                                            their leases at any time because of
                                            lack of appropriations.

                                            In addition, certain properties may
                                            have tenants that are paying rent
                                            but are not in occupancy or may have
                                            vacant space that is not leased. Any
                                            "dark" space may cause the property
                                            to be less desirable to other
                                            potential tenants or the related
                                            tenant may be more likely to default
                                            in its obligations under the lease.
                                            We cannot assure you that those
                                            tenants will continue to fulfill
                                            their lease obligations or that the
                                            space will be relet.

                                            Certain tenants at the retail
                                            properties, including without
                                            limitation anchor tenants, may have
                                            the right to terminate their leases
                                            if certain other tenants are not
                                            operating, or if their sales at the
                                            property do not reach a specified
                                            level. Even if vacated space is
                                            successfully relet, the costs
                                            associated with reletting, including
                                            tenant improvements and leasing
                                            commissions, could be substantial
                                            and could reduce cash flow from the
                                            related mortgaged properties.
                                            Thirty-two (32) of the mortgaged
                                            properties, representing
                                            approximately 32.7% of the initial
                                            outstanding pool balance (excluding
                                            multifamily, self storage,
                                            hospitality and certain other
                                            property types), have reserves, as
                                            of the cut-off date, for tenant
                                            improvements and leasing commissions
                                            which may serve to defray such
                                            costs. There can be no assurances,
                                            however, that the funds (if any)
                                            held in those reserves for tenant
                                            improvements and leasing commissions
                                            will be sufficient to cover the
                                            costs and expenses associated with
                                            tenant improvements or leasing
                                            commission obligations. In addition,
                                            if a tenant defaults in its
                                            obligations to a borrower, the
                                            borrower may incur substantial costs
                                            and experience significant delays
                                            associated with enforcing rights and
                                            protecting its investment, including
                                            costs incurred in renovating or
                                            reletting the property.

THE CONCENTRATION OF LOANS WITH
THE SAME OR RELATED BORROWERS
INCREASES THE POSSIBILITY OF LOSS
ON THE LOANS WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES

                                            The effect of mortgage pool loan
                                            losses will be more severe:

                                            o  if the pool is comprised of a
                                               small number of loans, each with
                                               a relatively large principal
                                               amount; or

                                            o  if the losses relate to loans
                                               that account for a
                                               disproportionately large
                                               percentage of the pool's
                                               aggregate principal balance of
                                               all mortgage loans.

                                      S-39

                                            Mortgage loans with the same
                                            borrower or related borrowers pose
                                            additional risks. Among other
                                            things, financial difficulty at one
                                            mortgaged real property could cause
                                            the owner to defer maintenance at
                                            another mortgaged real property in
                                            order to satisfy current expenses
                                            with respect to the troubled
                                            mortgaged real property; and the
                                            owner could attempt to avert
                                            foreclosure on one mortgaged real
                                            property by filing a bankruptcy
                                            petition that might have the effect
                                            of interrupting monthly payments for
                                            an indefinite period on all of the
                                            related mortgage loans.

                                            Eight (8) groups of mortgage loans
                                            are made to the same borrower or
                                            borrowers related through common
                                            ownership and where, in general, the
                                            related mortgaged properties are
                                            commonly managed. The related
                                            borrower concentrations of the three
                                            (3) largest groups represent 20.3%,
                                            1.8% and 1.8%, respectively, of the
                                            initial outstanding pool balance.

                                            The ten largest mortgage loans in
                                            the aggregate represent 52.9% of the
                                            initial outstanding pool balance.
                                            Each of the other mortgage loans
                                            represents no greater than 2.0% of
                                            the initial outstanding pool
                                            balance.

                                            In some cases, the sole or
                                            significant tenant is related to the
                                            subject borrower. In the case of
                                            Mortgage Loan Nos. 119, 153, 160,
                                            167 and 169, the tenant at all of
                                            the related mortgaged properties is
                                            the parent of the related borrower.
                                            For further information with respect
                                            to tenant concentrations, see
                                            Appendix II attached to this
                                            prospectus supplement.

A CONCENTRATION OF LOANS WITH
THE SAME PROPERTY TYPES INCREASES
THE POSSIBILITY OF LOSS ON THE
LOANS WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES                        A concentration of mortgaged
                                            property types also can pose
                                            increased risks. A concentration of
                                            mortgage loans secured by the same
                                            property type can increase the risk
                                            that a decline in a particular
                                            industry will have a
                                            disproportionately large impact on
                                            the pool of mortgage loans. The
                                            following property types represent
                                            the indicated percentage of the
                                            initial outstanding pool balance:

                                            o  retail properties represent
                                               49.2%;

                                            o  office properties represent
                                               25.1%;

                                            o  hospitality properties represent
                                               13.1%;

                                            o  multifamily properties represent
                                               8.1%;

                                            o  industrial properties represent
                                               2.5%;

                                            o  self storage properties represent
                                               1.8%;

                                            o  mixed use properties represent
                                               0.1%; and

                                            o  other properties represent 0.1%.

                                      S-40

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER OF
LOCATIONS MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               Concentrations of mortgaged
                                            properties in geographic areas may
                                            increase the risk that adverse
                                            economic or other developments or a
                                            natural disaster or act of terrorism
                                            affecting a particular region of the
                                            country could increase the frequency
                                            and severity of losses on mortgage
                                            loans secured by those properties.
                                            In the past, several regions of the
                                            United States have experienced
                                            significant real estate downturns at
                                            times when other regions have not.
                                            Regional economic declines or
                                            adverse conditions in regional real
                                            estate markets could adversely
                                            affect the income from, and market
                                            value of, the mortgaged properties
                                            located in the region. Other
                                            regional factors--e.g., earthquakes,
                                            floods or hurricanes or changes in
                                            governmental rules or fiscal
                                            policies--also may adversely affect
                                            those mortgaged properties.

                                            The mortgaged properties are located
                                            in thirty-three (33) different
                                            states. In particular, investors
                                            should note that 15.4% of the
                                            mortgaged properties, based on the
                                            initial outstanding pool balance,
                                            are located in California. Mortgaged
                                            properties located in California may
                                            be more susceptible to some types of
                                            special hazards that may not be
                                            adequately covered by insurance
                                            (such as earthquakes and flooding)
                                            than properties located in other
                                            parts of the country. If a borrower
                                            does not have insurance against such
                                            risks and a severe casualty occurs
                                            at a mortgaged property, the
                                            borrower may be unable to generate
                                            income from the mortgaged property
                                            in order to make payments on the
                                            related mortgage loan. The mortgage
                                            loans generally do not require any
                                            borrowers to maintain earthquake
                                            insurance.

                                            In addition, 13.6%, 11.1%, 10.1%,
                                            8.1%. 7.2% and 5.3% of the mortgaged
                                            properties, based on the initial
                                            outstanding pool balance, are
                                            located in Illinois, New Jersey,
                                            Texas, Washington, New York and
                                            Florida, respectively, and
                                            concentrations of mortgaged
                                            properties, in each case,
                                            representing less than 4.0% of the
                                            initial outstanding pool balance,
                                            also exist in several other states.

A LARGE CONCENTRATION OF RETAIL
PROPERTIES IN THE MORTGAGE POOL
WILL SUBJECT YOUR INVESTMENT TO THE
SPECIAL RISKS OF RETAIL PROPERTIES          Eighty-three (83) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 49.2% of the initial
                                            outstanding pool balance, are retail
                                            properties. The quality and success
                                            of a retail property's tenants
                                            significantly affect the property's
                                            value. The success of retail
                                            properties can be adversely affected
                                            by local competitive conditions and
                                            changes in consumer spending
                                            patterns. A borrower's ability to
                                            make debt service payments can be
                                            adversely affected if rents are
                                            based on a percentage of the
                                            tenant's sales and sales decline or
                                            if the closure of one store gives
                                            rise to lease provisions permitting
                                            the closure of another store.

                                            An "anchor tenant" is
                                            proportionately larger in size than
                                            other tenants at a retail property
                                            and is considered to be vital in
                                            attracting customers to a retail
                                            property, whether or not the anchor
                                            tenant's premises are part of the
                                            mortgaged property. Sixty-six (66)
                                            of the mortgaged

                                      S-41

                                            properties, securing 45.5% of the
                                            initial outstanding pool balance,
                                            are properties considered by the
                                            applicable mortgage loan seller to
                                            be leased to or are adjacent to or
                                            are occupied by anchor tenants.

                                            The presence or absence of an anchor
                                            store in a shopping center also can
                                            be important because anchor stores
                                            play a key role in generating
                                            customer traffic and making a center
                                            desirable for other tenants.
                                            Consequently, the economic
                                            performance of an anchored retail
                                            property will be adversely affected
                                            by:

                                            o  an anchor store's failure to
                                               renew its lease;

                                            o  termination of an anchor store's
                                               lease;

                                            o  the bankruptcy or economic
                                               decline of an anchor store or
                                               self-owned anchor or its parent
                                               company; or

                                            o  the cessation of the business of
                                               an anchor store at the shopping
                                               center, even if, as a tenant, it
                                               continues to pay rent.

                                            There may be retail properties with
                                            anchor stores that are permitted to
                                            cease operating at any time if
                                            certain other stores are not
                                            operated at those locations.
                                            Furthermore, there may be non-anchor
                                            tenants that are permitted to offset
                                            all or a portion of their rent, pay
                                            rent based solely on a percentage of
                                            their sales or to terminate their
                                            leases if certain anchor stores
                                            and/or major tenants are either not
                                            operated or fail to meet certain
                                            business objectives.

                                            Retail properties also face
                                            competition from sources outside a
                                            given real estate market. For
                                            example, all of the following
                                            compete with more traditional retail
                                            properties for consumer dollars:
                                            factory outlet centers, discount
                                            shopping centers and clubs,
                                            catalogue retailers, home shopping
                                            networks, internet web sites and
                                            telemarketing. Continued growth of
                                            these alternative retail outlets,
                                            which often have lower operating
                                            costs, could adversely affect the
                                            rents collectible at the retail
                                            properties included in the mortgage
                                            pool, as well as the income from,
                                            and market value of, the mortgaged
                                            properties. Moreover, additional
                                            competing retail properties may be
                                            built in the areas where the retail
                                            properties are located, which could
                                            adversely affect the rents
                                            collectible at the retail properties
                                            included in the mortgage pool, as
                                            well as the income from, and market
                                            value of, the mortgaged properties.

A LARGE CONCENTRATION OF OFFICE
PROPERTIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE SPECIAL
RISKS OF OFFICE PROPERTIES                  Twenty-eight (28) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 25.1% of the initial
                                            outstanding pool balance, are office
                                            properties.

                                            A large number of factors may affect
                                            the value of these office
                                            properties, including:

                                            o  the quality of an office
                                               building's tenants;

                                            o  the diversity of an office
                                               building's tenants, reliance on a
                                               single or dominant tenant or
                                               tenants in a volatile industry
                                               (e.g., technology

                                      S-42

                                               and internet companies that have
                                               experienced or may in the future
                                               experience circumstances that
                                               make their businesses volatile);

                                            o  the physical attributes of the
                                               building in relation to competing
                                               buildings, e.g., age, condition,
                                               design, location, access to
                                               transportation and ability to
                                               offer certain amenities, such as
                                               sophisticated building systems;

                                            o  the desirability of the area as a
                                               business location;

                                            o  the strength and nature of the
                                               local economy (including labor
                                               costs and quality, tax
                                               environment and quality of life
                                               for employees); and

                                            o  the suitability of a space for
                                               re-leasing without significant
                                               build-out costs.

                                            Moreover, the cost of refitting
                                            office space for a new tenant is
                                            often higher than the cost of
                                            refitting other types of property.

                                            Included in the office properties
                                            referenced above are four (4)
                                            medical office properties, which
                                            secure approximately 0.6% of the
                                            initial outstanding pool balance.
                                            The performance of a medical office
                                            property may depend on the proximity
                                            of such property to a hospital or
                                            other health care establishment and
                                            on reimbursements for patient fees
                                            from private or government-sponsored
                                            insurance companies. The sudden
                                            closure of a nearby hospital may
                                            adversely affect the value of a
                                            medical office property. In
                                            addition, the performance of a
                                            medical office property may depend
                                            on reimbursements for patient fees
                                            from private or government-sponsored
                                            insurers and issues related to
                                            reimbursement (ranging from non
                                            payment to delays in payment) from
                                            such insurers could adversely impact
                                            cash flow at such mortgaged
                                            properties. Moreover, medical office
                                            properties appeal to a narrow market
                                            of tenants and the value of a
                                            medical office property may be
                                            adversely affected by the
                                            availability of competing medical
                                            office properties.

A LARGE CONCENTRATION OF MULTIFAMILY
PROPERTIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE SPECIAL
RISKS OF MULTIFAMILY PROPERTIES             Eleven (11) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 8.1% of the initial
                                            outstanding pool balance, are
                                            multifamily properties.

                                            A large number of factors may affect
                                            the value and successful operation
                                            of these multifamily properties,
                                            including:

                                            o  the physical attributes of the
                                               apartment building, such as its
                                               age, appearance and construction
                                               quality;

                                            o  the location of the property;

                                            o  the ability of management to
                                               provide adequate maintenance and
                                               insurance;

                                            o  the types of services and
                                               amenities provided at the
                                               property;

                                            o  the property's reputation;

                                      S-43

                                            o  the level of mortgage interest
                                               rates and favorable income and
                                               economic conditions (which may
                                               encourage tenants to purchase
                                               rather than rent housing);

                                            o  the presence of competing
                                               properties;

                                            o  adverse local or national
                                               economic conditions which may
                                               limit the rent that may be
                                               charged and which may result in
                                               increased vacancies;

                                            o  the tenant mix (such as tenants
                                               being predominantly students or
                                               military personnel or employees
                                               of a particular business) and
                                               requirements that tenants meet
                                               certain criteria (such as age
                                               restrictions for senior housing);

                                            o  state and local regulations
                                               (which may limit the ability to
                                               increase rents); and

                                            o  government assistance/rent
                                               subsidy programs (which may
                                               influence tenant mobility).

                                            In addition to state regulation of
                                            the landlord tenant relationship,
                                            certain counties and municipalities
                                            impose rent control on apartment
                                            buildings. These ordinances may
                                            limit rent increases to fixed
                                            percentages, to percentages of
                                            increases in the consumer price
                                            index, to increases set or approved
                                            by a governmental agency, or to
                                            increases determined through
                                            mediation or binding arbitration.
                                            Any limitations on a borrower's
                                            ability to raise property rents may
                                            impair such borrower's ability to
                                            repay its multifamily loan from its
                                            net operating income or the proceeds
                                            of a sale or refinancing of the
                                            related multifamily property.

                                            Certain of the mortgage loans are
                                            secured or may be secured in the
                                            future by mortgaged properties that
                                            are subject to certain affordable
                                            housing covenants and other
                                            covenants and restrictions with
                                            respect to various tax credit, city,
                                            state and federal housing subsidies,
                                            rent stabilization or similar
                                            programs, in respect of various
                                            units within the mortgaged
                                            properties. The limitations and
                                            restrictions imposed by these
                                            programs could result in losses on
                                            the mortgage loans. In addition, in
                                            the event that the program is
                                            cancelled, it could result in less
                                            income for the project. These
                                            programs may include, among others:

                                            o  rent limitations that would
                                               adversely affect the ability of
                                               borrower to increase rents to
                                               maintain the condition of their
                                               mortgaged properties and satisfy
                                               operating expense; and

                                            o  tenant income restrictions that
                                               may reduce the number of eligible
                                               tenants in those mortgaged
                                               properties and result in a
                                               reduction in occupancy rates.

                                            The difference in rents between
                                            subsidized or supported properties
                                            and other multifamily rental
                                            properties in the same area may not
                                            be a sufficient economic incentive
                                            for some eligible tenants to reside
                                            at a subsidized or supported
                                            property that may have fewer
                                            amenities or be less attractive as a
                                            residence. As a result, occupancy
                                            levels at a subsidized or supported
                                            property may decline, which may
                                            adversely affect the value and
                                            successful operation of such
                                            property.

                                      S-44

A LARGE CONCENTRATION OF HOSPITALITY
PROPERTIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE SPECIAL
RISKS OF HOSPITALITY PROPERTIES             Thirty-four (34) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 13.1% of the initial
                                            outstanding pool balance, are
                                            hospitality properties. Various
                                            factors may adversely affect the
                                            economic performance of a
                                            hospitality property, including:

                                            o  adverse economic and social
                                               conditions, either local,
                                               regional, national or
                                               international which may limit the
                                               amount that can be charged for a
                                               room and reduce occupancy levels;

                                            o  the construction of competing
                                               hotels or resorts;

                                            o  continuing expenditures for
                                               modernizing, refurbishing, and
                                               maintaining existing facilities
                                               prior to the expiration of their
                                               anticipated useful lives;

                                            o  franchise affiliation (or lack
                                               thereof);

                                            o  a deterioration in the financial
                                               strength or managerial
                                               capabilities of the owner and/or
                                               operator of a hotel; and

                                            o  changes in travel patterns,
                                               terrorist attacks, increases in
                                               energy prices, strikes,
                                               relocation of highways or the
                                               construction of additional
                                               highways.

                                            Because hotel rooms generally are
                                            rented for short periods of time,
                                            the financial performance of hotels
                                            tends to be affected by adverse
                                            economic conditions and competition
                                            more quickly than are other types of
                                            commercial properties.

                                            Moreover, the hotel and lodging
                                            industry is generally seasonal in
                                            nature. This seasonality can be
                                            expected to cause periodic
                                            fluctuations in a hotel property's
                                            revenues, occupancy levels, room
                                            rates and operating expenses.

                                            The laws and regulations relating to
                                            liquor licenses generally prohibit
                                            the transfer of such license to any
                                            other person. In the event of a
                                            foreclosure of a hotel property with
                                            a liquor license, the trustee or a
                                            purchaser in a foreclosure sale
                                            would likely have to apply for a new
                                            license. There can be no assurance
                                            that a new liquor license could be
                                            obtained promptly or at all. The
                                            lack of a liquor license in a full
                                            service hotel could have an adverse
                                            impact on the revenue generated by
                                            the hotel.

                                            A mortgage loan secured by hotel
                                            property may be affiliated with a
                                            franchise company through a
                                            franchise agreement or a hotel
                                            management company through a
                                            management agreement. The
                                            performance of a hotel property
                                            affiliated with a franchise or hotel
                                            management company depends in part
                                            on the continued existence,
                                            reputation and financial strength of
                                            the franchisor or hotel management
                                            company and,

                                            o  the public perception of the
                                               franchise or management company
                                               or hotel chain service mark; and

                                            o  the duration of the franchise
                                               licensing agreement or management
                                               agreement.

                                      S-45

                                            Any provision in a franchise
                                            agreement providing for termination
                                            because of the bankruptcy of a
                                            franchisor generally will not be
                                            enforceable. Replacement franchises
                                            may require significantly higher
                                            fees. The transferability of
                                            franchise license agreements is
                                            restricted. In the event of a
                                            foreclosure, the lender or its agent
                                            would not have the right to use the
                                            franchise license without the
                                            franchisor's consent.

A LARGE CONCENTRATION OF SELF STORAGE
FACILITIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE SPECIAL
RISKS OF SELF STORAGE FACILITIES            Eight (8) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 1.8% of the initial
                                            outstanding pool balance, are self
                                            storage facilities. Various factors
                                            may adversely affect the value and
                                            successful operation of a self
                                            storage facility including:

                                            o  competition, because both
                                               acquisition and development costs
                                               and break-even occupancy are
                                               relatively low;

                                            o  conversion of a self storage
                                               facility to an alternative use
                                               generally requires substantial
                                               capital expenditures;

                                            o  security concerns; and

                                            o  user privacy and ease of access
                                               to individual storage space may
                                               increase environmental risks
                                               (although lease agreements
                                               generally prohibit users from
                                               storing hazardous substances in
                                               the units).

                                            The environmental assessments
                                            discussed in this prospectus
                                            supplement did not include an
                                            inspection of the contents of the
                                            self storage units of the self
                                            storage properties. Accordingly,
                                            there is no assurance that all of
                                            the units included in the self
                                            storage properties are free from
                                            hazardous substances or will remain
                                            so in the future.

A LARGE CONCENTRATION OF INDUSTRIAL
PROPERTIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE SPECIAL
RISKS OF INDUSTRIAL PROPERTIES              Eleven (11) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 2.5% of the initial
                                            outstanding pool balance, are
                                            industrial properties. Various
                                            factors may adversely affect the
                                            economic performance of these
                                            industrial properties, which could
                                            adversely affect payments on your
                                            certificates, including:

                                            o  reduced demand for industrial
                                               space because of a decline in a
                                               particular industry segment;

                                            o  increased supply of competing
                                               industrial space because of
                                               relative ease in constructing
                                               buildings of this type;

                                            o  a property becoming functionally
                                               obsolete;

                                            o  insufficient supply of labor to
                                               meet demand;

                                            o  changes in access to the
                                               property, energy prices, strikes,
                                               relocation of highways or the
                                               construction of additional
                                               highways;

                                            o  location of the property in
                                               relation to access to
                                               transportation;

                                      S-46

                                            o  suitability for a particular
                                               tenant;

                                            o  building design and adaptability;

                                            o  a change in the proximity of
                                               supply sources; and

                                            o  environmental hazards.

MORTGAGED PROPERTIES WITH CONDOMINIUM
OWNERSHIP COULD ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               One or more of the mortgaged
                                            properties securing the mortgage
                                            loans in the pool may be primarily
                                            secured by the related borrower's
                                            fee simple ownership in one or more
                                            condominium units.

                                            The management and operation of a
                                            condominium is generally controlled
                                            by a condominium board representing
                                            the owners of the individual
                                            condominium units, subject to the
                                            terms of the related condominium
                                            rules or by-laws. Generally, the
                                            consent of a majority of the board
                                            members is required for any actions
                                            of the condominium board. The
                                            condominium board is generally
                                            responsible for administration of
                                            the affairs of the condominium,
                                            including providing for maintenance
                                            and repair of common areas, adopting
                                            rules and regulations regarding
                                            common areas, and obtaining
                                            insurance and repairing and
                                            restoring the common areas of the
                                            property after a casualty.
                                            Notwithstanding the insurance and
                                            casualty provisions of the related
                                            mortgage loan documents, the
                                            condominium board may have the right
                                            to control the use of casualty
                                            proceeds. In addition, the
                                            condominium board generally has the
                                            right to assess individual unit
                                            owners for their share of expenses
                                            related to the operation and
                                            maintenance of the common elements.
                                            In the event that an owner of
                                            another unit fails to pay its
                                            allocated assessments, the related
                                            borrower may be required to pay such
                                            assessments in order to properly
                                            maintain and operate the common
                                            elements of the property. Although
                                            the condominium board generally may
                                            obtain a lien against any unit owner
                                            for common expenses that are not
                                            paid, such lien generally is
                                            extinguished if a mortgagee takes
                                            possession pursuant to a
                                            foreclosure. Each unit owner is
                                            responsible for maintenance of its
                                            respective unit and retains
                                            essential operational control over
                                            its unit.

                                            Due to the nature of condominiums
                                            and a borrower's ownership interest
                                            therein, a default on a loan secured
                                            by the borrower's interest in one or
                                            more condominium units may not allow
                                            the holder of the mortgage loan the
                                            same flexibility in realizing upon
                                            the underlying real property as is
                                            generally available with respect to
                                            properties that are not
                                            condominiums. The rights of any
                                            other unit owners, the governing
                                            documents of the owners' association
                                            and state and local laws applicable
                                            to condominiums must be considered
                                            and respected. Consequently,
                                            servicing and realizing upon such
                                            collateral could subject the trust
                                            to greater delay, expense and risk
                                            than servicing and realizing upon
                                            collateral for other loans that are
                                            not condominiums.

                                      S-47

A TENANT BANKRUPTCY MAY ADVERSELY AFFECT
THE INCOME PRODUCED BY THE PROPERTY AND
MAY ADVERSELY AFFECT THE PAYMENTS ON
YOUR CERTIFICATES                           Certain of the tenants at some of
                                            the mortgaged properties may have
                                            been, may currently be, or may in
                                            the future become a party in a
                                            bankruptcy proceeding. The
                                            bankruptcy or insolvency of a major
                                            tenant, or a number of smaller
                                            tenants, in retail, industrial and
                                            office properties may adversely
                                            affect the income produced by the
                                            property. Under the federal
                                            bankruptcy code, a tenant/debtor has
                                            the option of affirming or rejecting
                                            any unexpired lease. If the tenant
                                            rejects the lease, the landlord's
                                            claim for breach of the lease would
                                            be a general unsecured claim against
                                            the tenant, absent collateral
                                            securing the claim. The claim would
                                            be limited to the unpaid rent under
                                            the lease for the periods prior to
                                            the bankruptcy petition, or earlier
                                            surrender of the leased premises,
                                            plus the rent under the lease for
                                            the greater of one year, or 15%, not
                                            to exceed three years, of the
                                            remaining term of such lease and the
                                            actual amount of the recovery could
                                            be less than the amount of the
                                            claim.

ENVIRONMENTAL LAWS ENTAIL RISKS THAT
MAY ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Various environmental laws may make
                                            a current or previous owner or
                                            operator of real property liable for
                                            the costs of removal or remediation
                                            of hazardous or toxic substances on,
                                            under or adjacent to such property.
                                            Those laws often impose liability
                                            whether or not the owner or operator
                                            knew of, or was responsible for, the
                                            presence of the hazardous or toxic
                                            substances. For example, certain
                                            laws impose liability for release of
                                            asbestos-containing materials into
                                            the air or require the removal or
                                            containment of asbestos-containing
                                            materials. In some states,
                                            contamination of a property may give
                                            rise to a lien on the property to
                                            assure payment of the costs of
                                            cleanup. In some states, this lien
                                            has priority over the lien of a
                                            pre-existing mortgage. Additionally,
                                            third parties may seek recovery from
                                            owners or operators of real
                                            properties for cleanup costs,
                                            property damage or personal injury
                                            associated with releases of, or
                                            other exposure to hazardous
                                            substances related to the
                                            properties.

                                            The owner's liability for any
                                            required remediation generally is
                                            not limited by law and could,
                                            accordingly, exceed the value of the
                                            property and/or the aggregate assets
                                            of the owner. The presence of
                                            hazardous or toxic substances also
                                            may adversely affect the owner's
                                            ability to refinance the property or
                                            to sell the property to a third
                                            party. The presence of, or strong
                                            potential for contamination by,
                                            hazardous substances consequently
                                            can have a materially adverse effect
                                            on the value of the property and a
                                            borrower's ability to repay its
                                            mortgage loan.

                                            In addition, under certain
                                            circumstances, a lender (such as the
                                            trust) could be liable for the costs
                                            of responding to an environmental
                                            hazard. Any potential environmental
                                            liability could reduce or delay
                                            payments on the offered
                                            certificates.

                                      S-48

ENVIRONMENTAL RISKS RELATING TO
SPECIFIC MORTGAGED PROPERTIES
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        Except for mortgaged properties
                                            securing mortgage loans that are the
                                            subject of a secured creditor
                                            impaired property policy, all of the
                                            mortgaged properties securing the
                                            mortgage loans have been subject to
                                            environmental site assessments, or
                                            in some cases an update of a
                                            previous assessment, in connection
                                            with the origination or
                                            securitization of the loans. In all
                                            cases, the environmental site
                                            assessment was a Phase I
                                            environmental assessment, although
                                            in some cases a Phase II site
                                            assessment was also performed. With
                                            respect to the mortgaged properties
                                            securing the mortgage loans that
                                            were not the subject of an
                                            environmental site assessment within
                                            eighteen months prior to the cut-off
                                            date, the applicable mortgage loan
                                            seller either (a) represented that
                                            with respect to each such mortgaged
                                            property (i) no hazardous material
                                            is present on the mortgaged property
                                            and (ii) the mortgaged property is
                                            in material compliance with all
                                            applicable federal, state and local
                                            laws pertaining to hazardous
                                            materials or environmental hazards,
                                            in each case subject to limitations
                                            of materiality and the other
                                            qualifications set forth in the
                                            representation, or (b) provided
                                            secured creditor impaired property
                                            policies providing coverage for
                                            certain losses that may arise from
                                            adverse environmental conditions
                                            that may exist at the related
                                            mortgaged property. These reports
                                            generally did not disclose the
                                            presence or risk of environmental
                                            contamination that is considered
                                            material and adverse to the
                                            interests of the holders of the
                                            certificates; however, in certain
                                            cases, these assessments did reveal
                                            conditions that resulted in
                                            requirements that the related
                                            borrowers establish operations and
                                            maintenance plans, monitor the
                                            mortgaged property or nearby
                                            properties, abate or remediate the
                                            condition, and/or provide additional
                                            security such as letters of credit,
                                            reserves or stand-alone secured
                                            creditor impaired property policies.

                                            Nineteen (19) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 2.6% of the initial
                                            outstanding pool balance, are the
                                            subject of a group secured creditor
                                            impaired property policy providing
                                            coverage for certain losses that may
                                            arise from adverse environmental
                                            conditions that may exist at the
                                            related mortgaged properties. We
                                            describe this policy under
                                            "Description of the Mortgage
                                            Pool--Environmental Insurance" in
                                            this prospectus supplement.
                                            Generally, environmental site
                                            assessments were not performed with
                                            respect to those mortgaged
                                            properties covered by the group
                                            secured creditor impaired property
                                            policy.

                                            We cannot assure you, however, that
                                            the environmental assessments
                                            revealed all existing or potential
                                            environmental risks or that all
                                            adverse environmental conditions
                                            have been completely abated or
                                            remediated or that any reserves,
                                            insurance or operations and
                                            maintenance plans will be sufficient
                                            to remediate the environmental
                                            conditions. Moreover, we cannot
                                            assure you that:

                                            o  future laws, ordinances or
                                               regulations will not impose any
                                               material environmental liability;
                                               or

                                            o  the current environmental
                                               condition of the mortgaged
                                               properties will not be adversely
                                               affected by tenants or by the
                                               condition of

                                      S-49

                                               land or operations in the
                                               vicinity of the mortgaged
                                               properties (such as underground
                                               storage tanks).

                                            In addition, some borrowers under
                                            the mortgage loans may not have
                                            satisfied or may not satisfy all
                                            post-closing obligations required by
                                            the related mortgage loan documents
                                            with respect to environmental
                                            matters. There can be no assurance
                                            that recommended operations and
                                            maintenance plans have been
                                            implemented or will continue to be
                                            complied with.

                                            Portions of some of the mortgaged
                                            properties securing the mortgage
                                            loans were previously operated as or
                                            are located near other properties
                                            currently or previously operated as
                                            on-site dry-cleaners or gasoline
                                            stations. Both types of operations
                                            involve the use and storage of
                                            hazardous materials, leading to an
                                            increased risk of liability to the
                                            tenant, the landowner and, under
                                            certain circumstances, a lender
                                            (such as the trust) under
                                            environmental laws. Dry-cleaners and
                                            gasoline station operators may be
                                            required to obtain various
                                            environmental permits or licenses in
                                            connection with their operations and
                                            activities and to comply with
                                            various environmental laws,
                                            including those governing the use
                                            and storage of hazardous materials.
                                            These operations incur ongoing costs
                                            to comply with environmental laws
                                            governing, among other things,
                                            containment systems and underground
                                            storage tank systems. In addition,
                                            any liability to borrowers under
                                            environmental laws, especially in
                                            connection with releases into the
                                            environment of gasoline,
                                            dry-cleaning solvents or other
                                            hazardous materials from underground
                                            storage tank systems or otherwise,
                                            could adversely impact the related
                                            borrower's ability to repay the
                                            related mortgage loan.

                                            In addition, problems associated
                                            with mold may pose risks to real
                                            property and may also be the basis
                                            for personal injury claims against a
                                            borrower. Although the mortgaged
                                            properties are required to be
                                            inspected periodically, there are no
                                            generally accepted standards for the
                                            assessment of any existing mold. If
                                            left unchecked, problems associated
                                            with mold could result in the
                                            interruption of cash flow,
                                            remediation expenses and litigation
                                            which could adversely impact
                                            collections from a mortgaged
                                            property. In addition, many of the
                                            insurance policies presently
                                            covering the mortgaged properties
                                            may specifically exclude losses due
                                            to mold.

                                            Before the special servicer acquires
                                            title to a mortgaged property on
                                            behalf of the trust or assumes
                                            operation of the property, it must
                                            obtain an environmental assessment
                                            of the property, or rely on a recent
                                            environmental assessment. This
                                            requirement will decrease the
                                            likelihood that the trust will
                                            become liable under any
                                            environmental law. However, this
                                            requirement may effectively preclude
                                            foreclosure until a satisfactory
                                            environmental assessment is
                                            obtained, or until any required
                                            remedial action is thereafter taken.
                                            There is accordingly some risk that
                                            the mortgaged property will decline
                                            in value while this assessment is
                                            being obtained. Moreover, we cannot
                                            assure you that this requirement
                                            will effectively insulate the trust
                                            from potential liability under
                                            environmental laws. Any such
                                            potential liability could reduce or
                                            delay payments to
                                            certificateholders.

                                      S-50

IF A BORROWER IS UNABLE TO REPAY ITS
LOAN ON ITS MATURITY DATE,
YOU MAY EXPERIENCE A LOSS                   One hundred fifteen (115) mortgage
                                            loans, representing 99.2% of the
                                            initial outstanding pool balance,
                                            are balloon loans. Nine (9) of these
                                            mortgage loans, representing 15.9%
                                            of the initial outstanding pool
                                            balance, are mortgage loans that
                                            have an anticipated repayment date
                                            that provide for an increase in the
                                            mortgage rate and/or principal
                                            amortization at a specified date
                                            prior to stated maturity. These
                                            mortgage loans are structured to
                                            encourage the borrower to repay the
                                            mortgage loan in full by the
                                            specified date (which is prior to
                                            the mortgage loan's stated maturity
                                            date) upon which these increases
                                            occur. Included in these balloon
                                            loans is one (1) mortgage loan,
                                            representing 7.8% of the initial
                                            outstanding pool balance, that
                                            amortizes principal in accordance
                                            with the schedule attached to this
                                            prospectus supplement as Schedule B.
                                            Also included in these balloon loans
                                            are twenty-two (22) mortgage loans,
                                            representing 28.2% of the initial
                                            outstanding pool balance, that
                                            currently provide for monthly
                                            payments of interest only for a
                                            portion of their respective terms
                                            and then provide for the monthly
                                            payment of principal and interest
                                            over their respective remaining
                                            terms, thirty (30) mortgage loans,
                                            representing 36.6% of the initial
                                            outstanding pool balance, that
                                            provide for monthly payments of
                                            interest only for their entire
                                            respective terms. For purposes of
                                            this prospectus supplement, we
                                            consider a mortgage loan to be a
                                            "balloon loan" if its principal
                                            balance is not scheduled to be fully
                                            or substantially amortized by the
                                            loan's respective anticipated
                                            repayment date (in the case of a
                                            loan having an anticipated repayment
                                            date) or maturity date. We cannot
                                            assure you that each borrower will
                                            have the ability to repay the
                                            principal balance outstanding on the
                                            pertinent date, especially under a
                                            scenario where interest rates have
                                            increased from the historically low
                                            interest rates in effect at the time
                                            that most of the mortgage loans were
                                            originated. Balloon loans involve
                                            greater risk than fully amortizing
                                            loans because a borrower's ability
                                            to repay the loan on its anticipated
                                            repayment date or stated maturity
                                            date typically will depend upon its
                                            ability either to refinance the loan
                                            or to sell the mortgaged property at
                                            a price sufficient to permit
                                            repayment. A borrower's ability to
                                            achieve either of these goals will
                                            be affected by a number of factors,
                                            including:

                                            o  the availability of, and
                                               competition for, credit for
                                               commercial real estate projects;

                                            o  prevailing interest rates;

                                            o  the fair market value of the
                                               related mortgaged property;

                                            o  the borrower's equity in the
                                               related mortgaged property;

                                            o  the borrower's financial
                                               condition;

                                            o  the operating history and
                                               occupancy level of the mortgaged
                                               property;

                                            o  tax laws; and

                                            o  prevailing general and regional
                                               economic conditions.

                                            The availability of funds in the
                                            credit markets fluctuates over time.

                                            No mortgage loan seller or any of
                                            its respective affiliates is under
                                            any obligation to refinance any
                                            mortgage loan.

                                      S-51

A BORROWER'S OTHER LOANS MAY REDUCE
THE CASH FLOW AVAILABLE TO THE MORTGAGED
PROPERTY WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               Six (6) of the mortgage loans,
                                            representing 32.5% of the initial
                                            outstanding pool balance, currently
                                            have additional financing in place
                                            that is secured by the mortgaged
                                            property or properties related to
                                            such mortgage loan. Mortgage Loan
                                            No. 1 (the "Monmouth Mall Loan")
                                            will be deemed to have two
                                            components, one component that is
                                            pooled with the other mortgage loans
                                            with an initial principal balance of
                                            $137,000,000 as of the cut-off date
                                            (the "Monmouth Mall Loan Pooled
                                            Component"), and a second component
                                            that is not pooled with the mortgage
                                            loans with an initial principal
                                            balance of $28,000,000 as of the
                                            cut-off date (the "Monmouth Mall
                                            Loan Non-Pooled Component"). The
                                            borrower under the Monmouth Mall
                                            Loan Pooled Component is also
                                            entitled to one or more future
                                            advances of principal in an
                                            aggregate amount of up to
                                            $14,000,000 at any time before
                                            September 1, 2008, subject to the
                                            satisfaction of certain conditions.
                                            Any such future advance made to the
                                            borrower under the Monmouth Mall
                                            Loan Pooled Component will be made
                                            by the related mortgage loan seller
                                            (and not the trust fund), will be
                                            secured by the related mortgage
                                            property, will rank pari passu in
                                            right of payment with the Monmouth
                                            Mall Loan and will be serviced under
                                            the pooling and servicing agreement.
                                            Payments on the Monmouth Mall Loan
                                            Non-Pooled Component will be
                                            subordinated as and to the extent
                                            set forth in this prospectus
                                            supplement. Mortgage Loan No. 2 (the
                                            "Alderwood Mall Pari Passu Loan"),
                                            which had an outstanding principal
                                            balance as of the cut-off date of
                                            $107,890,085, is secured by the
                                            related mortgaged property on a pari
                                            passu basis with another note that
                                            had an original principal balance of
                                            $104,370,000, and which also secures
                                            a subordinated B Note (the
                                            "Alderwood Mall B Note") that had an
                                            original principal balance of
                                            $55,000,000. In addition, the
                                            Alderwood Mall Pari Passu Loan has
                                            related mezzanine financing in the
                                            original principal amount of
                                            $35,000,000 which is not secured by
                                            the related mortgaged property.
                                            Mortgage Loan No. 3 (the
                                            "SBC-Hoffman Estates Pari Passu
                                            Loan"), which had an outstanding
                                            principal balance as of the cut-off
                                            date of $102,240,720, is secured by
                                            the related mortgaged property on a
                                            pari passu basis with another note
                                            that had an aggregate original
                                            principal balance of approximately
                                            $98,231,280. Mortgage Loan Nos.
                                            34-58 (the "Mervyns Portfolio Pari
                                            Passu Loan"), which had an aggregate
                                            outstanding principal balance as of
                                            the cut-off date of $66,810,000, is
                                            secured by the related mortgaged
                                            property on a pari passu basis with
                                            another note that had an original
                                            principal balance of $64,190,000.
                                            Mortgage Loan No. 68, which had an
                                            outstanding principal balance as of
                                            the cut-off date of $20,850,000, is
                                            secured by the related mortgaged
                                            property, which also secures a
                                            subordinated second lien loan that
                                            had an original principal balance of
                                            $5,212,000. Mortgage Loan No. 78
                                            (the "Water Street Plaza Mortgage
                                            Loan"), which had an outstanding
                                            principal balance as of the cut-off
                                            date of $12,000,000, is secured by
                                            the related mortgaged property,
                                            which also secures a subordinated B
                                            Note (the "Water Street Plaza B
                                            Note") that had an original
                                            principal balance of $2,500,000. See
                                            "Servicing of the Mortgage
                                            Loans--Servicing of Monmouth Mall
                                            Loan, the Alderwood Mall Loan Group,
                                            the SBC-Hoffman Estate Loan Group,
                                            the Mervyns Portfolio Loan Group and
                                            the Water Street Plaza A/B Mortgage
                                            Loan."

                                      S-52

                                            Mortgage Loan No. 63, representing
                                            2.2% of the initial outstanding pool
                                            balance, is secured by the related
                                            mortgaged property that currently
                                            has additional financing in place
                                            that is not secured by that
                                            mortgaged property. In general,
                                            borrowers that have not agreed to
                                            certain special purpose covenants in
                                            the related mortgage loan documents
                                            may have also incurred additional
                                            financing that is not secured by the
                                            mortgaged property.

                                            Three (3) of the mortgage loans,
                                            representing 11.2% of the initial
                                            outstanding pool balance, permit the
                                            borrower to enter into additional
                                            subordinate financing that is
                                            secured by the mortgaged property,
                                            provided that certain debt service
                                            coverage ratio and loan-to-value
                                            tests are satisfied as further
                                            discussed in this prospectus
                                            supplement under "Description of the
                                            Mortgage Pool--Material Terms and
                                            Characteristics of the Mortgage
                                            Loans--Subordinate and Other
                                            Financing."

                                            Ten (10) of the mortgage loans,
                                            representing 26.6% of the initial
                                            outstanding pool balance, permit the
                                            borrower to enter into additional
                                            financing that is not secured by the
                                            related mortgaged property (or to
                                            retain unsecured debt existing at
                                            the time of the origination of such
                                            loan) and/or permit the owners of
                                            the borrower to enter into financing
                                            that is secured by a pledge of
                                            equity interests in the borrower. In
                                            general, borrowers that have not
                                            agreed to certain special purpose
                                            covenants in the related mortgage
                                            loan documents may also be permitted
                                            to incur additional financing that
                                            is not secured by the mortgaged
                                            property.

                                            One (1) of the mortgage loans, the
                                            Monmouth Mall loan pooled component,
                                            representing 10.0% of the initial
                                            outstanding pool balance, is
                                            structured with preferred equity in
                                            the amount of $10,000,000. In the
                                            event of a default, the preferred
                                            equity holder may take control of
                                            the borrower, subject to certain
                                            conditions set forth in the relevant
                                            documents.

                                            We make no representation as to
                                            whether any other secured
                                            subordinate financing currently
                                            encumbers any mortgaged property or
                                            whether a third-party holds debt
                                            secured by a pledge of equity
                                            ownership interests in a related
                                            borrower. Debt that is incurred by
                                            the owner of equity in one or more
                                            borrowers and is secured by a
                                            guaranty of the borrower or by a
                                            pledge of the equity ownership
                                            interests in such borrowers
                                            effectively reduces the equity
                                            owners' economic stake in the
                                            related mortgaged property. The
                                            existence of such debt may reduce
                                            cash flow on the related borrower's
                                            mortgaged property after the payment
                                            of debt service and may increase the
                                            likelihood that the owner of a
                                            borrower will permit the value or
                                            income producing potential of a
                                            mortgaged property to suffer by not
                                            making capital infusions to support
                                            the mortgaged property.

                                            Generally, all of the mortgage loans
                                            also permit the related borrower to
                                            incur other unsecured indebtedness,
                                            including but not limited to trade
                                            payables, in the ordinary course of
                                            business and to incur indebtedness
                                            secured by equipment or other
                                            personal property located at the
                                            mortgaged property.

                                      S-53

                                            When a mortgage loan borrower, or
                                            its constituent members, also has
                                            one or more other outstanding loans,
                                            even if the loans are subordinated
                                            or are mezzanine loans not directly
                                            secured by the mortgaged property,
                                            the trust is subjected to certain
                                            risks. For example, the borrower may
                                            have difficulty servicing and
                                            repaying multiple loans. Also, the
                                            existence of another loan generally
                                            will make it more difficult for the
                                            borrower to obtain refinancing of
                                            the mortgage loan and may thus
                                            jeopardize the borrower's ability to
                                            repay any balloon payment due under
                                            the mortgage loan at maturity or to
                                            repay the mortgage loan on its
                                            anticipated repayment date.
                                            Moreover, the need to service
                                            additional debt may reduce the cash
                                            flow available to the borrower to
                                            operate and maintain the mortgaged
                                            property.

                                            Additionally, if the borrower, or
                                            its constituent members, are
                                            obligated to another lender, actions
                                            taken by other lenders could impair
                                            the security available to the trust.
                                            If a junior lender files an
                                            involuntary bankruptcy petition
                                            against the borrower, or the
                                            borrower files a voluntary
                                            bankruptcy petition to stay
                                            enforcement by a junior lender, the
                                            trust's ability to foreclose on the
                                            property will be automatically
                                            stayed, and principal and interest
                                            payments might not be made during
                                            the course of the bankruptcy case.
                                            The bankruptcy of a junior lender
                                            also may operate to stay foreclosure
                                            by the trust.

                                            Further, if another loan secured by
                                            the mortgaged property is in
                                            default, the other lender may
                                            foreclose on the mortgaged property,
                                            absent an agreement to the contrary,
                                            thereby causing a delay in payments
                                            and/or an involuntary repayment of
                                            the mortgage loan prior to maturity.
                                            The trust may also be subject to the
                                            costs and administrative burdens of
                                            involvement in foreclosure
                                            proceedings or related litigation.

                                            Even if a subordinate lender has
                                            agreed not to take any direct
                                            actions with respect to the related
                                            subordinate debt, including any
                                            actions relating to the bankruptcy
                                            of the borrower, and that the holder
                                            of the mortgage loan will have all
                                            rights to direct all such actions,
                                            there can be no assurance that in
                                            the event of the borrower's
                                            bankruptcy, a court will enforce
                                            such restrictions against a
                                            subordinate lender. In its decision
                                            in In re 203 North LaSalle Street
                                            Partnership, 246 B.R. 325 (Bankr.
                                            N.D. Ill. March 10, 2000), the
                                            United States Bankruptcy Court for
                                            the Northern District of Illinois
                                            refused to enforce a provision of a
                                            subordination agreement that allowed
                                            a first mortgagee to vote a second
                                            mortgagee's claim with respect to a
                                            Chapter 11 reorganization plans on
                                            the grounds prebankruptcy contracts
                                            cannot override rights expressly
                                            provided by the Bankruptcy Code.
                                            This holding, which at least one
                                            court has already followed,
                                            potentially limits the ability of a
                                            senior lender to accept or reject a
                                            reorganization plan or to control
                                            the enforcement of remedies against
                                            a common borrower over a
                                            subordinated lender's objections.

                                            For further information with respect
                                            to subordinate debt, mezzanine debt
                                            and other financing, see Appendix II
                                            attached to this prospectus
                                            supplement.

                                      S-54

BANKRUPTCY PROCEEDINGS RELATING TO A
BORROWER CAN RESULT IN DISSOLUTION OF
THE BORROWER AND THE ACCELERATION OF
THE RELATED MORTGAGE LOAN AND CAN
OTHERWISE ADVERSELY IMPACT REPAYMENT
OF THE RELATED MORTGAGE LOAN                Under the federal bankruptcy code,
                                            the filing of a bankruptcy petition
                                            by or against a borrower will stay
                                            the commencement or continuation of
                                            a foreclosure action. In addition,
                                            if a court determines that the value
                                            of the mortgaged property is less
                                            than the principal balance of the
                                            mortgage loan it secures, the court
                                            may reduce the amount of secured
                                            indebtedness to the then current
                                            value of the mortgaged property.
                                            Such an action would make the lender
                                            a general unsecured creditor for the
                                            difference between the then current
                                            value and the amount of its
                                            outstanding mortgage indebtedness. A
                                            bankruptcy court also may:

                                            o  grant a debtor a reasonable time
                                               to cure a payment default on a
                                               mortgage loan;

                                            o  reduce monthly payments due under
                                               a mortgage loan;

                                            o  change the rate of interest due
                                               on a mortgage loan; or

                                            o  otherwise alter the terms of the
                                               mortgage loan, including the
                                               repayment schedule.

                                            Additionally, the trustee of the
                                            borrower's bankruptcy or the
                                            borrower, as debtor-in-possession,
                                            has special powers to avoid,
                                            subordinate or disallow debts. In
                                            some circumstances, the claims of
                                            the mortgage lender may be
                                            subordinated to financing obtained
                                            by a debtor-in-possession subsequent
                                            to its bankruptcy.

                                            The filing of a bankruptcy petition
                                            will also stay the lender from
                                            enforcing a borrower's assignment of
                                            rents and leases. The federal
                                            bankruptcy code also may interfere
                                            with the trustee's ability to
                                            enforce any lockbox requirements.
                                            The legal proceedings necessary to
                                            resolve these issues can be time
                                            consuming and costly and may
                                            significantly delay or reduce the
                                            lender's receipt of rents. A
                                            bankruptcy court may also permit
                                            rents otherwise subject to an
                                            assignment and/or lock-box
                                            arrangement to be used by the
                                            borrower to maintain the mortgaged
                                            property or for other court
                                            authorized expenses.

                                            As a result of the foregoing, the
                                            recovery with respect to borrowers
                                            in bankruptcy proceedings may be
                                            significantly delayed, and the
                                            aggregate amount ultimately
                                            collected may be substantially less
                                            than the amount owed.

                                            A number of the borrowers under the
                                            mortgage loans are limited or
                                            general partnerships. Under some
                                            circumstances, the bankruptcy of a
                                            general partner of the partnership
                                            may result in the dissolution of
                                            that partnership. The dissolution of
                                            a borrower partnership, the winding
                                            up of its affairs and the
                                            distribution of its assets could
                                            result in an early repayment of the
                                            related mortgage loan.

                                      S-55

BANKRUPTCY OR OTHER PROCEEDINGS RELATED
TO THE SPONSOR OF A BORROWER MAY
ADVERSELY AFFECT THE PERFORMANCE OF THE
RELATED MORTGAGE LOAN                       Certain of the mortgage loans may
                                            have sponsors that have previously
                                            filed bankruptcy, which in some
                                            cases may have involved the same
                                            property that currently secures the
                                            mortgage loan. In each case, the
                                            related entity or person has emerged
                                            from bankruptcy. However, we cannot
                                            assure you that such sponsors will
                                            not be more likely than other
                                            sponsors to utilize their rights in
                                            bankruptcy in the event of any
                                            threatened action by the mortgagee
                                            to enforce its rights under the
                                            related loan documents.

CERTAIN OF THE MORTGAGE LOANS
LACK CUSTOMARY PROVISIONS                   Certain of the mortgage loans lack
                                            many provisions that are customary
                                            in mortgage loans intended for
                                            securitization. Generally, the
                                            borrowers with respect to these
                                            mortgage loans are not required to
                                            make payments to lockboxes or to
                                            maintain reserves for certain
                                            expenses, such as taxes, insurance
                                            premiums, capital expenditures,
                                            tenant improvements and leasing
                                            commissions, and the lenders under
                                            these mortgage loans do not have the
                                            right to terminate the related
                                            property manager upon the occurrence
                                            of certain events or require lender
                                            approval of a replacement property
                                            manager.

BORROWERS THAT ARE NOT SPECIAL PURPOSE
ENTITIES MAY BE MORE LIKELY TO FILE
BANKRUPTCY PETITIONS AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                                While many of the borrowers have
                                            agreed to certain special purpose
                                            covenants to limit the bankruptcy
                                            risk arising from activities
                                            unrelated to the operation of the
                                            property, some borrowers are not
                                            special purpose entities. The loan
                                            documents and organizational
                                            documents of these borrowers that
                                            are not special purpose entities
                                            generally do not limit the purpose
                                            of the borrowers to owning the
                                            mortgaged properties and do not
                                            contain the representations,
                                            warranties and covenants customarily
                                            employed to ensure that a borrower
                                            is a special purpose entity (such as
                                            limitations on indebtedness,
                                            affiliate transactions and the
                                            conduct of other businesses,
                                            restrictions on the borrower's
                                            ability to dissolve, liquidate,
                                            consolidate, merge or sell all of
                                            its assets and restrictions upon
                                            amending its organizational
                                            documents). Consequently, these
                                            borrowers may have other monetary
                                            obligations, and certain of the loan
                                            documents provide that a default
                                            under any such other obligations
                                            constitutes a default under the
                                            related mortgage loan. In addition,
                                            many of the borrowers and their
                                            owners do not have an independent
                                            director whose consent would be
                                            required to file a bankruptcy
                                            petition on behalf of the borrower.
                                            One of the purposes of an
                                            independent director is to avoid a
                                            bankruptcy petition filing that is
                                            intended solely to benefit a
                                            borrower's affiliate and is not
                                            justified by the borrower's own
                                            economic circumstances. Therefore,
                                            the borrowers described above may be
                                            more likely to file or be subject to
                                            voluntary or involuntary bankruptcy
                                            petitions which may adversely affect
                                            payments on your certificates.

                                      S-56

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT                       The successful operation of a real
                                            estate project depends upon the
                                            property manager's performance and
                                            viability. The property manager is
                                            generally responsible for:

                                            o  responding to changes in the
                                               local market;

                                            o  planning and implementing the
                                               rental structure;

                                            o  operating the property and
                                               providing building services;

                                            o  managing operating expenses; and

                                            o  assuring that maintenance and
                                               capital improvements are carried
                                               out in a timely fashion.

                                            Properties deriving revenues
                                            primarily from short-term sources
                                            are generally more
                                            management-intensive than properties
                                            leased to creditworthy tenants under
                                            long-term leases.

                                            A property manager, by controlling
                                            costs, providing appropriate service
                                            to tenants and seeing to property
                                            maintenance and general upkeep, can
                                            improve cash flow, reduce vacancy,
                                            leasing and repair costs and
                                            preserve building value. On the
                                            other hand, management errors can,
                                            in some cases, impair short-term
                                            cash flow and the long-term
                                            viability of an income producing
                                            property.

                                            We make no representation or
                                            warranty as to the skills of any
                                            present or future managers of the
                                            mortgaged properties. Additionally,
                                            we cannot assure you that the
                                            property managers will be in a
                                            financial condition to fulfill their
                                            management responsibilities
                                            throughout the terms of their
                                            respective management agreements.

PROVISIONS REQUIRING YIELD MAINTENANCE
CHARGES OR DEFEASANCE PROVISIONS MAY
NOT BE ENFORCEABLE                          Provisions prohibiting prepayment
                                            during a lock-out period or
                                            requiring the payment of prepayment
                                            premiums or yield maintenance
                                            charges may not be enforceable in
                                            some states and under federal
                                            bankruptcy law. Provisions requiring
                                            the payment of prepayment premiums
                                            or yield maintenance charges also
                                            may be interpreted as constituting
                                            the collection of interest for usury
                                            purposes. Accordingly, we cannot
                                            assure you that the obligation to
                                            pay any prepayment premium or yield
                                            maintenance charge will be
                                            enforceable either in whole or in
                                            part. Also, we cannot assure you
                                            that foreclosure proceeds will be
                                            sufficient to pay an enforceable
                                            prepayment premium or yield
                                            maintenance charge.

                                            Additionally, although the
                                            collateral substitution provisions
                                            related to defeasance do not have
                                            the same effect on the
                                            certificateholders as prepayment, we
                                            cannot assure you that a court would
                                            not interpret those provisions as
                                            requiring a yield maintenance
                                            charge. In certain jurisdictions,
                                            collateral substitution provisions
                                            might be deemed unenforceable under
                                            applicable law or public policy, or
                                            usurious.

                                      S-57

THE ABSENCE OF LOCKBOXES ENTAILS RISKS
THAT COULD ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           The mortgage loans generally do not
                                            require the related borrower to
                                            cause rent and other payments to be
                                            made into a lockbox account
                                            maintained on behalf of the lender.
                                            If rental payments are not required
                                            to be made directly into a lockbox
                                            account, there is a risk that the
                                            borrower will divert such funds for
                                            purposes other than the payment of
                                            the mortgage loan and maintaining
                                            the mortgaged property.

ENFORCEABILITY OF CROSS-COLLATERALIZATION
PROVISIONS MAY BE CHALLENGED AND THE
BENEFITS OF THESE PROVISIONS MAY
OTHERWISE BE LIMITED AND MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES        The mortgage pool includes one (1)
                                            group of mortgage loans, which
                                            represents 0.2% of the initial
                                            outstanding pool balance, under
                                            which an aggregate amount of
                                            indebtedness is evidenced by
                                            multiple obligations that are
                                            cross-defaulted and
                                            cross-collateralized among multiple
                                            mortgaged properties.

                                            Cross-collateralization arrangements
                                            involving more than one borrower
                                            could be challenged as fraudulent
                                            conveyances if:

                                            o  one of the borrowers were to
                                               become a debtor in a bankruptcy
                                               case, or were to become subject
                                               to an action brought by one or
                                               more of its creditors outside a
                                               bankruptcy case;

                                            o  the related borrower did not
                                               receive fair consideration or
                                               reasonably equivalent value when
                                               it allowed its mortgaged real
                                               property or properties to be
                                               encumbered by a lien benefiting
                                               the other borrowers; and

                                            o  the borrower was insolvent when
                                               it granted the lien, was rendered
                                               insolvent by the granting of the
                                               lien or was left with inadequate
                                               capital, or was unable to pay its
                                               debts as they matured.

                                            Among other things, a legal
                                            challenge to the granting of the
                                            liens may focus on:

                                            o  the benefits realized by such
                                               borrower entity from the
                                               respective mortgage loan proceeds
                                               as compared to the value of its
                                               respective property; and

                                            o  the overall
                                               cross-collateralization.

                                            If a court were to conclude that the
                                            granting of the liens was an
                                            avoidable fraudulent conveyance,
                                            that court could subordinate all or
                                            part of the borrower's respective
                                            mortgage loan to existing or future
                                            indebtedness of that borrower. The
                                            court also could recover payments
                                            made under that mortgage loan or
                                            take other actions detrimental to
                                            the holders of the certificates,
                                            including, under certain
                                            circumstances,

                                      S-58

                                            invalidating the loan or the related
                                            mortgages that are subject to
                                            cross-collateralization.

                                            Furthermore, when multiple real
                                            properties secure a mortgage loan or
                                            group of cross-collateralized
                                            mortgage loans, the amount of the
                                            mortgage encumbering any particular
                                            one of those properties may be less
                                            than the full amount of the related
                                            mortgage loan or group of
                                            cross-collateralized mortgage loans,
                                            generally, to minimize recording
                                            tax. This mortgage amount may equal
                                            the appraised value or allocated
                                            loan amount for the mortgaged real
                                            property and will limit the extent
                                            to which proceeds from the property
                                            will be available to offset declines
                                            in value of the other properties
                                            securing the same mortgage loan or
                                            group of cross-collateralized
                                            mortgage loans.

RESERVES TO FUND CAPITAL EXPENDITURES
MAY BE INSUFFICIENT AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Many of the mortgage loans do not
                                            require the borrowers to set aside
                                            funds for specific reserves
                                            controlled by the lender. Even to
                                            the extent that the mortgage loans
                                            require any reserves, we cannot
                                            assure you that any reserve amounts
                                            will be sufficient to cover the
                                            actual costs of items such as taxes,
                                            insurance premiums, capital
                                            expenditures, tenant improvements
                                            and leasing commissions (or other
                                            items for which the reserves were
                                            established) or that borrowers under
                                            the related mortgage loans will put
                                            aside sufficient funds to pay for
                                            those items. We also cannot assure
                                            you that cash flow from the
                                            properties will be sufficient to
                                            fully fund the ongoing monthly
                                            reserve requirements or to enable
                                            the borrowers under the related
                                            mortgage loans to fully pay for
                                            those items.

INADEQUACY OF TITLE INSURERS MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        Title insurance for a mortgaged
                                            property generally insures a lender
                                            against risks relating to a lender
                                            not having a first lien with respect
                                            to a mortgaged property, and in some
                                            cases can insure a lender against
                                            specific other risks. The protection
                                            afforded by title insurance depends
                                            on the ability of the title insurer
                                            to pay claims made upon it. We
                                            cannot assure you that:

                                            o  a title insurer will have the
                                               ability to pay title insurance
                                               claims made upon it;

                                            o  the title insurer will maintain
                                               its present financial strength;
                                               or

                                            o  a title insurer will not contest
                                               claims made upon it.

MORTGAGED PROPERTIES SECURING THE
MORTGAGE LOANS THAT ARE NOT IN
COMPLIANCE WITH ZONING AND BUILDING
CODE REQUIREMENTS AND USE RESTRICTIONS
COULD ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Noncompliance with zoning and
                                            building codes may cause the
                                            borrower to experience cash flow
                                            delays and shortfalls that would
                                            reduce or delay the amount of
                                            proceeds available for distributions
                                            on your certificates. At origination
                                            of the mortgage loans, the mortgage

                                      S-59

                                            loan sellers took steps to establish
                                            that the use and operation of the
                                            mortgaged properties securing the
                                            mortgage loans were in compliance in
                                            all material respects with all
                                            applicable zoning, land-use and
                                            building ordinances, rules,
                                            regulations, and orders. Evidence of
                                            this compliance may be in the form
                                            of legal opinions, confirmations
                                            from government officials, title
                                            policy endorsements, appraisals,
                                            zoning consultants' reports and/or
                                            representations by the related
                                            borrower in the related mortgage
                                            loan documents. These steps may not
                                            have revealed all possible
                                            violations and certain mortgaged
                                            properties that were in compliance
                                            may not remain in compliance.

                                            Some violations of zoning, land use
                                            and building regulations may be
                                            known to exist at any particular
                                            mortgaged property, but the mortgage
                                            loan sellers generally do not
                                            consider those defects known to them
                                            to be material or have obtained
                                            policy endorsements and/or law and
                                            ordinance insurance to mitigate the
                                            risk of loss associated with any
                                            material violation or noncompliance.
                                            In some cases, the use, operation
                                            and/or structure of a mortgaged
                                            property constitutes a permitted
                                            nonconforming use and/or structure
                                            as a result of changes in zoning
                                            laws after such mortgaged properties
                                            were constructed and the structure
                                            may not be rebuilt to its current
                                            state or be used for its current
                                            purpose if a material casualty event
                                            occurs. Insurance proceeds may not
                                            be sufficient to pay the mortgage
                                            loan in full if a material casualty
                                            event were to occur, or the
                                            mortgaged property, as rebuilt for a
                                            conforming use, may not generate
                                            sufficient income to service the
                                            mortgage loan and the value of the
                                            mortgaged property or its revenue
                                            producing potential may not be the
                                            same as it was before the casualty.
                                            If a mortgaged property could not be
                                            rebuilt to its current state or its
                                            current use were no longer permitted
                                            due to building violations or
                                            changes in zoning or other
                                            regulations, then the borrower might
                                            experience cash flow delays and
                                            shortfalls or be subject to
                                            penalties that would reduce or delay
                                            the amount of proceeds available for
                                            distributions on your certificates

                                            Certain mortgaged properties may be
                                            subject to use restrictions pursuant
                                            to reciprocal easement or operating
                                            agreements which could limit the
                                            borrower's right to operate certain
                                            types of facilities within a
                                            prescribed radius. These limitations
                                            could adversely affect the ability
                                            of the borrower to lease the
                                            mortgaged property on favorable
                                            terms.

CONDEMNATIONS WITH RESPECT TO MORTGAGED
PROPERTIES SECURING THE MORTGAGE LOANS
COULD ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           From time to time, there may be
                                            condemnations pending or threatened
                                            against one or more of the mortgaged
                                            properties. There can be no
                                            assurance that the proceeds payable
                                            in connection with a total
                                            condemnation will be sufficient to
                                            restore the related mortgaged
                                            property or to satisfy the remaining
                                            indebtedness of the related mortgage
                                            loan. The occurrence of a partial
                                            condemnation may have a material
                                            adverse effect on the continued use
                                            of the affected mortgaged property,
                                            or on an affected borrower's ability
                                            to meet its obligations under the
                                            related mortgage loan. Therefore, we
                                            cannot assure you that the
                                            occurrence of any condemnation will
                                            not have a negative impact upon the
                                            distributions on your certificates.

                                      S-60

IMPACT OF TERRORIST ATTACKS AND
MILITARY OPERATIONS ON THE FINANCIAL
MARKETS AND YOUR INVESTMENT                 On September 11, 2001, the United
                                            States was subjected to multiple
                                            terrorist attacks, resulting in the
                                            loss of many lives and massive
                                            property damage and destruction in
                                            New York City, the Washington, D.C.
                                            area and Pennsylvania. In its
                                            aftermath, there was considerable
                                            uncertainty in the world financial
                                            markets. It is impossible to predict
                                            whether, or the extent to which,
                                            future terrorist activities may
                                            occur in the United States.
                                            According to publicly available
                                            reports, the financial markets have
                                            in the past responded to the
                                            uncertainty with regard to the
                                            scope, nature and timing of current
                                            and possible future military
                                            responses led by the United States,
                                            as well as to the disruptions in air
                                            travel, substantial losses reported
                                            by various companies including
                                            airlines, insurance providers and
                                            aircraft makers, the need for
                                            heightened security across the
                                            country and decreases in consumer
                                            confidence that can cause a general
                                            slowdown in economic growth.

                                            It is impossible to predict the
                                            duration of the current military
                                            involvement of the United States in
                                            Iraq or Afghanistan and whether the
                                            United States will be involved in
                                            any other future military actions.
                                            The continued presence of United
                                            States military personnel in Iraq
                                            and Afghanistan may prompt further
                                            terrorist attacks against the United
                                            States.

                                            It is uncertain what effects the
                                            aftermath of such military
                                            operations of the United States in
                                            Iraq, any future terrorist
                                            activities in the United States or
                                            abroad and/or any consequent actions
                                            on the part of the United States
                                            Government and others, including
                                            military action, will have on: (a)
                                            United States and world financial
                                            markets, (b) local, regional and
                                            national economies, (c) real estate
                                            markets across the United States,
                                            (d) particular business segments,
                                            including those that are important
                                            to the performance of the mortgaged
                                            properties that secure the mortgage
                                            loans and/or (e) insurance costs and
                                            the availability of insurance
                                            coverage for terrorist acts,
                                            particularly for large mortgaged
                                            properties, which could adversely
                                            affect the cash flow at such
                                            mortgaged properties. In particular,
                                            the decrease in air travel may have
                                            a negative effect on certain of the
                                            mortgaged properties, including
                                            hospitality mortgaged properties and
                                            those mortgaged properties in
                                            tourist areas which could reduce the
                                            ability of such mortgaged properties
                                            to generate cash flow. As a result,
                                            the ability of the mortgaged
                                            properties to generate cash flow may
                                            be adversely affected. These
                                            disruptions and uncertainties could
                                            materially and adversely affect the
                                            value of, and your ability to
                                            resell, your certificates.

IMPACT OF HURRICANE KATRINA, HURRICANE
RITA AND HURRICANE WILMA ON THE MORTGAGE
LOANS AND YOUR INVESTMENT                   The damage caused by Hurricane
                                            Katrina, Hurricane Rita and
                                            Hurricane Wilma and related
                                            windstorms, floods and tornadoes in
                                            areas of Louisiana, Mississippi,
                                            Texas and Florida in August,
                                            September and October 2005 may
                                            adversely affect certain of the
                                            mortgaged properties. As of the
                                            cut-off date, thirty-five (35) of
                                            the mortgaged properties, securing
                                            15.3% of the initial outstanding
                                            pool balance were secured by

                                      S-61

                                            mortgaged properties located in
                                            Texas, Louisiana, Mississippi and
                                            Florida. Although it is too soon to
                                            assess the full impact of Hurricane
                                            Katrina, Hurricane Rita and
                                            Hurricane Wilma on the United States
                                            and local economies, in the short
                                            term the effects of the storm are
                                            expected to have a material adverse
                                            effect on the local economies and
                                            income producing real estate in the
                                            affected areas. Areas affected by
                                            Hurricane Katrina, Hurricane Rita
                                            and Hurricane Wilma have suffered
                                            severe flooding, wind and water
                                            damage, forced evacuations,
                                            lawlessness, contamination, gas
                                            leaks and fire and environmental
                                            damage. The devastation caused by
                                            Hurricane Katrina, Hurricane Rita
                                            and Hurricane Wilma could lead to a
                                            general economic downturn, including
                                            increased oil prices, loss of jobs,
                                            regional disruptions in travel,
                                            transportation and tourism and a
                                            decline in real-estate related
                                            investments, in particular, in the
                                            areas most directly damaged by the
                                            storm. Specifically, there can be no
                                            assurance that displaced residents
                                            of the affected areas will return,
                                            that the economies in the affected
                                            areas will recover sufficiently to
                                            support income producing real estate
                                            at pre-storm levels or that the
                                            costs of clean-up will not have a
                                            material adverse effect on the
                                            national economy. Additionally, the
                                            standard all-risk insurance policies
                                            that borrowers under the mortgage
                                            loans are required to maintain
                                            typically do not cover flood damage.
                                            Although certain mortgage loans may
                                            require borrowers to maintain
                                            additional flood insurance, there
                                            can be no assurance that such
                                            additional insurance will be
                                            sufficient to cover damage to a
                                            mortgaged property in a heavily
                                            flooded area. Because of the
                                            difficulty in obtaining information
                                            about the affected areas and
                                            mortgaged properties it is not
                                            possible at this time to make a
                                            complete assessment of the severity
                                            of loss, the availability of
                                            insurance coverage to cover these
                                            losses and the extent and expected
                                            duration of the effects of Hurricane
                                            Katrina, Hurricane Rita and
                                            Hurricane Wilma on the mortgaged
                                            properties, the Southeast states and
                                            the United States as a whole.

THE ABSENCE OF OR INADEQUACY OF INSURANCE
COVERAGE ON THE PROPERTY MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES        The mortgaged properties may suffer
                                            casualty losses due to risks that
                                            are not covered by insurance
                                            (including acts of terrorism) or for
                                            which insurance coverage is not
                                            adequate or available at
                                            commercially reasonable rates. In
                                            addition, some of the mortgaged
                                            properties are located in California
                                            and in other coastal areas of
                                            certain states, which are areas that
                                            have historically been at greater
                                            risk of acts of nature, including
                                            earthquakes, fires, hurricanes and
                                            floods. The mortgage loans generally
                                            do not require borrowers to maintain
                                            earthquake, hurricane or flood
                                            insurance and we cannot assure you
                                            that borrowers will attempt or be
                                            able to obtain adequate insurance
                                            against such risks. If a borrower
                                            does not have insurance against such
                                            risks and a casualty occurs at a
                                            mortgaged property, the borrower may
                                            be unable to generate income from
                                            the mortgaged property in order to
                                            make payments on the related
                                            mortgage loan.

                                            Moreover, if reconstruction or major
                                            repairs are required following a
                                            casualty, changes in laws that have
                                            occurred since the time of original
                                            construction may materially impair
                                            the borrower's ability to effect
                                            such reconstruction or major repairs
                                            or may materially increase their
                                            cost.

                                      S-62

                                            As a result of these factors, the
                                            amount available to make
                                            distributions on your certificates
                                            could be reduced.

                                            In light of the September 11, 2001
                                            terrorist attacks in New York City,
                                            the Washington, D.C. area and
                                            Pennsylvania, the comprehensive
                                            general liability and business
                                            interruption or rent loss insurance
                                            policies required by typical
                                            mortgage loans (which are generally
                                            subject to periodic renewals during
                                            the term of the related mortgage
                                            loans) have been affected. To give
                                            time for private markets to develop
                                            a pricing mechanism and to build
                                            capacity to absorb future losses
                                            that may occur due to terrorism, on
                                            November 26, 2002 the Terrorism Risk
                                            Insurance Act of 2002 was enacted,
                                            which established the Terrorism
                                            Insurance Program. Under the
                                            Terrorism Insurance Program, the
                                            federal government shares the risk
                                            of loss associated with certain
                                            future terrorist acts.

                                            The Terrorism Insurance Program was
                                            originally scheduled to expire on
                                            December 31, 2005. However, on
                                            December 22, 2005, the Terrorism
                                            Risk Insurance Extension Act of 2005
                                            was enacted, which extended the
                                            duration of the Terrorism Insurance
                                            Program until December 31, 2007.

                                            The Terrorism Insurance Program is
                                            administered by the Secretary of the
                                            Treasury and through December 31,
                                            2007 will provide some financial
                                            assistance from the United States
                                            Government to insurers in the event
                                            of another terrorist attack that
                                            results in an insurance claim. The
                                            program applies to United States
                                            risks only and to acts that are
                                            committed by an individual or
                                            individuals acting on behalf of a
                                            foreign person or foreign interest
                                            as an effort to influence or coerce
                                            United States civilians or the
                                            United States Government.

                                            In addition, with respect to any act
                                            of terrorism occurring after March
                                            31, 2006, no compensation will be
                                            paid under the Terrorism Insurance
                                            Program unless the aggregate
                                            industry losses relating to such act
                                            of terror exceed $50 million (or, if
                                            such insured losses occur in 2007,
                                            $100 million). As a result, unless
                                            the borrowers obtain separate
                                            coverage for events that do not meet
                                            these thresholds (which coverage may
                                            not be required by the respective
                                            loan documents and may not otherwise
                                            be obtainable), such events would
                                            not be covered.

                                            The Treasury Department has
                                            established procedures for the
                                            program under which the federal
                                            share of compensation will be equal
                                            to 90% (or, in 2007, 85%) of that
                                            portion of insured losses that
                                            exceeds an applicable insurer
                                            deductible required to be paid
                                            during each program year. The
                                            federal share in the aggregate in
                                            any program year may not exceed $100
                                            billion (and the insurers will not
                                            be liable for any amount that
                                            exceeds this cap).

                                            Through December 2007, insurance
                                            carriers are required under the
                                            program to provide terrorism
                                            coverage in their basic "all-risk"
                                            policies. Any commercial property
                                            and casualty terrorism insurance
                                            exclusion that was in force on
                                            November 26, 2002 is automatically
                                            voided to the extent that it
                                            excludes losses that would otherwise
                                            be insured losses. Any state
                                            approval of such types of exclusions
                                            in force on November 26, 2002 are
                                            also voided.

                                      S-63

                                            To the extent that uninsured or
                                            underinsured casualty losses occur
                                            with respect to the related
                                            mortgaged properties, losses on
                                            mortgage loans may result. In
                                            addition, the failure to maintain
                                            such insurance may constitute a
                                            default under a mortgage loan, which
                                            could result in the acceleration and
                                            foreclosure of such mortgage loan.
                                            Alternatively, the increased costs
                                            of maintaining such insurance could
                                            have an adverse effect on the
                                            financial condition of the mortgage
                                            loan borrowers.

                                            Certain of the mortgage loans are
                                            secured by mortgaged properties that
                                            are not insured for acts of
                                            terrorism. If such casualty losses
                                            are not covered by standard casualty
                                            insurance policies, then in the
                                            event of a casualty from an act of
                                            terrorism, the amount available to
                                            make distributions on your
                                            certificates could be reduced.

CERTAIN OTHER RISKS RELATED TO
CASUALTY AND CASUALTY INSURANCE             The loan documents for each mortgage
                                            loan generally require that (A) "all
                                            risk" insurance policies be
                                            maintained in an amount equal to
                                            either (i) not less than the full
                                            replacement cost of the related
                                            mortgaged property or (ii) the
                                            lesser of the full replacement cost
                                            of each related mortgaged property
                                            and the outstanding principal
                                            balance of the mortgage loan or (B)
                                            the related borrower will maintain
                                            such insurance coverages in such
                                            amounts as the lender may reasonably
                                            require. Notwithstanding such
                                            requirement, however, under
                                            insurance law, if an insured
                                            property is not rebuilt, insurance
                                            companies are generally required to
                                            pay only the "actual cash value" of
                                            the property, which is defined under
                                            state law but is generally equal to
                                            the replacement cost of the property
                                            less depreciation. The determination
                                            of "actual cash value" is both
                                            inexact and heavily dependent on
                                            facts and circumstances.
                                            Notwithstanding the requirements of
                                            the loan documents, an insurer may
                                            refuse to insure a mortgaged
                                            property for the loan amount if it
                                            determines that the "actual cash
                                            value" of the mortgaged property
                                            would be a lower amount, and even if
                                            it does insure a mortgaged property
                                            for the full loan amount, if at the
                                            time of casualty the "actual cash
                                            value" is lower, and the mortgaged
                                            property is not restored, only the
                                            "actual cash value" will be paid.
                                            Accordingly, if a borrower does not
                                            meet the conditions to restore a
                                            mortgaged property and the mortgagee
                                            elects to require the borrower to
                                            apply the insurance proceeds to
                                            repay the mortgage loan, rather than
                                            toward restoration, there can be no
                                            assurance that such proceeds will be
                                            sufficient to repay the mortgage
                                            loan.

                                            Certain leases may provide that such
                                            leases are terminable in connection
                                            with a casualty or condemnation
                                            including in the event the leased
                                            premises are not repaired or
                                            restored within a specified time
                                            period.

CLAIMS UNDER BLANKET INSURANCE POLICIES
MAY ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Some of the mortgaged properties are
                                            covered by blanket insurance
                                            policies which also cover other
                                            properties of the related borrower
                                            or its affiliates. In the event that
                                            such policies are drawn on to cover
                                            losses on such other properties, the
                                            amount of insurance coverage
                                            available under such policies may
                                            thereby be reduced and could be
                                            insufficient to cover each mortgaged
                                            property's insurable risks.

                                      S-64

PROPERTY INSPECTIONS AND ENGINEERING
REPORTS MAY NOT REFLECT ALL CONDITIONS
THAT REQUIRE REPAIR ON THE PROPERTY         Licensed engineers or consultants
                                            generally inspected the mortgaged
                                            properties and prepared engineering
                                            reports in connection with the
                                            origination or securitization of the
                                            mortgage loans to assess items such
                                            as structure, exterior walls,
                                            roofing, interior construction,
                                            mechanical and electrical systems
                                            and general condition of the site,
                                            buildings and other improvements.
                                            However, we cannot assure you that
                                            all conditions requiring repair or
                                            replacement were identified. In
                                            those cases where a material
                                            condition was disclosed, such
                                            condition has been or is required to
                                            be remedied to the mortgage loan
                                            seller's satisfaction, or funds as
                                            deemed necessary by the mortgage
                                            loan seller, or the related engineer
                                            or consultant have been reserved to
                                            remedy the material condition. No
                                            additional property inspections were
                                            conducted by us in connection with
                                            the issuance of the certificates.

VALUATION ESTIMATES MAY INACCURATELY
REFLECT THE VALUE OF THE MORTGAGED
PROPERTIES                                  An appraisal certified by the
                                            applicable appraiser to be in
                                            compliance with FIRREA was conducted
                                            in respect of each mortgaged
                                            property in connection with the
                                            origination or securitization of the
                                            related mortgage loan. The resulting
                                            estimated property values represent
                                            the analysis and opinion of the
                                            person performing the appraisal and
                                            are not guarantees of present or
                                            future values. The person performing
                                            the appraisal may have reached a
                                            different conclusion of value than
                                            the conclusion that would be reached
                                            by a different appraiser appraising
                                            the same property. Moreover, the
                                            values of the mortgaged properties
                                            may have changed significantly since
                                            the appraisal was performed. In
                                            addition, appraisals seek to
                                            establish the amount a typically
                                            motivated buyer would pay a
                                            typically motivated seller. Such
                                            amount could be significantly higher
                                            than the amount obtained from the
                                            sale of a mortgaged property under a
                                            distress or liquidation sale. There
                                            is no assurance that the appraisal
                                            values indicated accurately reflect
                                            past, present or future market
                                            values of the mortgaged properties.

THE TIMING OF MORTGAGE LOAN AMORTIZATION
MAY CAUSE INCREASED POOL CONCENTRATION,
WHICH MAY ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           As principal payments or prepayments
                                            are made on mortgage loans, the
                                            remaining mortgage pool may be
                                            subject to increased concentrations
                                            of property types, geographic
                                            locations and other pool
                                            characteristics of the mortgage
                                            loans and the mortgaged properties,
                                            some of which may be unfavorable.
                                            Classes of certificates that have a
                                            lower payment priority are more
                                            likely to be exposed to this
                                            concentration risk than are
                                            certificate classes with a higher
                                            payment priority. This occurs
                                            because realized losses are
                                            allocated to the class outstanding
                                            at any time with the lowest payment
                                            priority and principal on the
                                            certificates entitled to principal
                                            is generally payable in sequential
                                            order or alphabetical order
                                            (provided that the Class A-M
                                            Certificates will be senior in right
                                            to the Class A-J Certificates), with
                                            such classes generally not being
                                            entitled to

                                      S-65

                                            receive principal until the
                                            preceding class or classes entitled
                                            to receive principal have been
                                            retired.

SUBORDINATION OF SOME CERTIFICATES MAY
AFFECT THE TIMING OF PAYMENTS AND THE
APPLICATION OF LOSSES ON YOUR
CERTIFICATES                                As described in this prospectus
                                            supplement, the rights of the
                                            holders of each class of subordinate
                                            certificates to receive payments of
                                            principal and interest otherwise
                                            payable on their certificates will
                                            be subordinated to such rights of
                                            the holders of the more senior
                                            certificates having an earlier
                                            alphabetical class designation
                                            (provided that the Class A-M
                                            Certificates will be senior in right
                                            to the Class A-J Certificates).
                                            Losses on the mortgage loans will be
                                            allocated to the Class P, Class O,
                                            Class N, Class M, Class L, Class K,
                                            Class J, Class H, Class G, Class F,
                                            Class E, Class D, Class C, Class B,
                                            Class A-J and Class A-M
                                            Certificates, in that order,
                                            reducing amounts otherwise payable
                                            to each class. Mortgage loan losses
                                            that are realized on the Monmouth
                                            Mall mortgage loan will be allocated
                                            to the Class MM-NA Certificates to
                                            the extent of the certificate
                                            balance of the Class MM-NA
                                            Certificates before being allocated
                                            to any other class of certificates.
                                            Any remaining losses would then be
                                            allocated or cause shortfalls to the
                                            Class A-1, Class A-2, Class A-3,
                                            Class A-AB and Class A-4
                                            Certificates, pro rata, and, solely
                                            with respect to losses of interest,
                                            to the Class X Certificates, in
                                            proportion to the amounts of
                                            interest or principal distributable
                                            on those certificates.

THE OPERATION OF THE MORTGAGED PROPERTY
FOLLOWING FORECLOSURE OF THE MORTGAGE
LOAN MAY AFFECT THE TAX STATUS OF THE
TRUST AND MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        If the trust acquires a mortgaged
                                            property as a result of a
                                            foreclosure or deed in lieu of
                                            foreclosure, the special servicer
                                            will generally retain an independent
                                            contractor to operate the property.
                                            Any net income from operations other
                                            than qualifying "rents from real
                                            property", or any rental income
                                            based on the net profits derived by
                                            any person from such property or
                                            allocable to a non-customary
                                            service, will subject the trust to a
                                            federal tax on such income at the
                                            highest marginal corporate tax rate,
                                            which is currently 35%, and, in
                                            addition, possible state or local
                                            tax. In this event, the net proceeds
                                            available for distribution on your
                                            certificates will be reduced. The
                                            special servicer may permit the
                                            trust to earn such above described
                                            "net income from foreclosure
                                            property" but only if it determines
                                            that the net after-tax benefit to
                                            certificateholders is greater than
                                            under another method of operating or
                                            leasing the mortgaged property. In
                                            addition, if the trust were to
                                            acquire one or more mortgaged
                                            properties pursuant to a foreclosure
                                            or deed in lieu of foreclosure, upon
                                            acquisition of those mortgaged
                                            properties, the trust may in certain
                                            jurisdictions, particularly in New
                                            York, be required to pay state or
                                            local transfer or excise taxes upon
                                            liquidation of such mortgaged
                                            properties. Such state or local
                                            taxes may reduce net proceeds
                                            available for distribution to the
                                            certificateholders.

                                      S-66

STATE LAWS APPLICABLE TO FORECLOSURE
ACTIONS MAY AFFECT THE TIMING OF PAYMENTS
ON YOUR CERTIFICATES                        Some states, including California,
                                            have laws prohibiting more than one
                                            "judicial action" to enforce a
                                            mortgage obligation. Some courts
                                            have construed the term "judicial
                                            action" broadly. In the case of any
                                            mortgage loan secured by mortgaged
                                            properties located in multiple
                                            states, the master servicer or
                                            special servicer may be required to
                                            foreclose first on mortgaged
                                            properties located in states where
                                            these "one action" rules apply (and
                                            where non-judicial foreclosure is
                                            permitted) before foreclosing on
                                            properties located in states where
                                            judicial foreclosure is the only
                                            permitted method of foreclosure. As
                                            a result, the ability to realize
                                            upon the mortgage loans may be
                                            significantly delayed and otherwise
                                            limited by the application of state
                                            laws.

THE BANKRUPTCY OR INSOLVENCY OF ANY
AFFILIATED BORROWERS MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               Eight (8) groups of mortgage loans,
                                            the three (3) largest of which
                                            represent 20.3%, 1.8% and 1.8%,
                                            respectively, of the initial
                                            outstanding pool balance, were made
                                            to borrowers that are affiliated
                                            through common ownership of
                                            partnership or other equity
                                            interests and where, in general, the
                                            related mortgaged properties are
                                            commonly managed.

                                            The bankruptcy or insolvency of any
                                            such borrower or respective
                                            affiliate could have an adverse
                                            effect on the operation of all of
                                            the related mortgaged properties and
                                            on the ability of such related
                                            mortgaged properties to produce
                                            sufficient cash flow to make
                                            required payments on the related
                                            mortgage loans. For example, if a
                                            person that owns or controls several
                                            mortgaged properties experiences
                                            financial difficulty at one such
                                            property, it could defer maintenance
                                            at one or more other mortgaged
                                            properties in order to satisfy
                                            current expenses with respect to the
                                            mortgaged property experiencing
                                            financial difficulty, or it could
                                            attempt to avert foreclosure by
                                            filing a bankruptcy petition that
                                            might have the effect of
                                            interrupting monthly payments for an
                                            indefinite period on all the related
                                            mortgage loans.

TENANT LEASES MAY HAVE PROVISIONS THAT
COULD ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        In certain jurisdictions, if tenant
                                            leases are subordinate to the liens
                                            created by the mortgage and do not
                                            contain attornment provisions which
                                            require the tenant to recognize a
                                            successor owner, following
                                            foreclosure, as landlord under the
                                            lease, the leases may terminate upon
                                            the transfer of the property to a
                                            foreclosing lender or purchaser at
                                            foreclosure. Not all leases were
                                            reviewed to ascertain the existence
                                            of these provisions. Accordingly, if
                                            a mortgaged property is located in
                                            such a jurisdiction and is leased to
                                            one or more desirable tenants under
                                            leases that are subordinate to the
                                            mortgage and do not contain
                                            attornment provisions, such
                                            mortgaged property could experience
                                            a further decline in value if such
                                            tenants' leases were terminated.
                                            This is particularly likely if such
                                            tenants were paying above-market
                                            rents or could not be replaced.

                                      S-67

                                            Some of the leases at the mortgaged
                                            properties securing the mortgage
                                            loans included in the trust may not
                                            be subordinate to the related
                                            mortgage. If a lease is not
                                            subordinate to a mortgage, the trust
                                            will not possess the right to
                                            dispossess the tenant upon
                                            foreclosure of the mortgaged
                                            property unless it has otherwise
                                            agreed with the tenant. If the lease
                                            contains provisions inconsistent
                                            with the mortgage, for example,
                                            provisions relating to application
                                            of insurance proceeds or
                                            condemnation awards, or which could
                                            affect the enforcement of the
                                            lender's rights, for example, an
                                            option to purchase the mortgaged
                                            property or a right of first refusal
                                            to purchase the mortgaged property,
                                            the provisions of the lease will
                                            take precedence over the provisions
                                            of the mortgage.

                                            Additionally, with respect to
                                            certain of the mortgage loans, the
                                            related borrower may have granted
                                            certain tenants a right of first
                                            refusal in the event a sale is
                                            contemplated or a purchase option to
                                            purchase all or a portion of the
                                            mortgaged property. Such provisions,
                                            if not waived or subordinated, may
                                            impede the lender's ability to sell
                                            the related mortgaged property at
                                            foreclosure or adversely affect the
                                            foreclosure bid price.

TENANCIES IN COMMON MAY
HINDER RECOVERY                             Borrowers under eleven (11) mortgage
                                            loans, representing 7.0% of the
                                            initial outstanding pool balance
                                            (which include Mortgage Loan Nos.
                                            65, 66, 68, 101, 116, 123, 128, 137,
                                            144, 147 and 168) own the related
                                            mortgaged property as
                                            tenants-in-common. The borrower
                                            under one (1) mortgage loan,
                                            representing 1.6% of the initial
                                            outstanding pool balance, is a
                                            Delaware Statutory Trust. In
                                            general, with respect to a
                                            tenant-in-common ownership
                                            structure, each tenant-in-common
                                            owns an undivided interest in the
                                            property and if such
                                            tenant-in-common desires to sell its
                                            interest in the property (and is
                                            unable to find a buyer or otherwise
                                            needs to force a partition) the
                                            tenant-in-common has the ability to
                                            request that a court order a sale of
                                            the property and distribute the
                                            proceeds to each tenant-in-common
                                            proportionally.

                                            The bankruptcy, dissolution or
                                            action for partition by one or more
                                            of the tenants-in-common could
                                            result in an early repayment of the
                                            related mortgage loan, a significant
                                            delay in recovery against the
                                            tenant-in-common mortgagors, a
                                            material impairment in property
                                            management and a substantial
                                            decrease in the amount recoverable
                                            upon the related mortgage loan. In
                                            some cases, the related mortgage
                                            loan documents provide for full
                                            recourse to the related
                                            tenant-in-common borrower or the
                                            guarantor if a tenant-in-common
                                            files for partition or bankruptcy.
                                            In some cases, the related
                                            tenant-in-common borrower waived its
                                            right to partition, reducing the
                                            risk of partition. However, there
                                            can be no assurance that, if
                                            challenged, this waiver would be
                                            enforceable. In most cases, the
                                            related tenant-in-common borrower is
                                            a special purpose entity (in some
                                            cases bankruptcy-remote), reducing
                                            the risk of bankruptcy. The
                                            tenant-in-common structure may cause
                                            delays in the enforcement of
                                            remedies because each time a
                                            tenant-in-common borrower files for
                                            bankruptcy, the bankruptcy court
                                            stay will be reinstated. There can
                                            be no assurance that a bankruptcy
                                            proceeding by a single
                                            tenant-in-common borrower will not
                                            delay enforcement of this mortgage
                                            loan

                                      S-68

INCREASES IN REAL ESTATE TAXES DUE TO
TERMINATION OF A PILOT PROGRAM OR OTHER
TAX ABATEMENT ARRANGEMENTS MAY REDUCE
PAYMENTS TO CERTIFICATEHOLDERS              Certain of the mortgaged properties
                                            securing the mortgage loans have or
                                            may in the future have the benefit
                                            of reduced real estate taxes under a
                                            local government program of payment
                                            in lieu of taxes (often known as a
                                            PILOT program) or other tax
                                            abatement arrangements. Some of
                                            these programs or arrangements are
                                            scheduled to terminate or have
                                            significant tax increases prior to
                                            the maturity of the related mortgage
                                            loan, resulting in higher, and in
                                            some cases substantially higher,
                                            real estate tax obligations for the
                                            related borrower. An increase in
                                            real estate taxes may impact the
                                            ability of the borrower to pay debt
                                            service on the mortgage loans. There
                                            are no assurances that any such
                                            program will continue for the
                                            duration of the related mortgage
                                            loan.

LEGAL ACTION ARISING OUT OF ORDINARY
BUSINESS COULD ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        There may be pending or threatened
                                            legal actions, suits or proceedings
                                            against the borrowers and managers
                                            of the mortgaged properties and
                                            their respective affiliates arising
                                            out of their ordinary business. We
                                            cannot assure you that any such
                                            actions, suits or proceedings would
                                            not have a material adverse effect
                                            on your certificates.

                                            With respect to Mortgage Loan No. 1,
                                            the Monmouth Mall mortgage loan
                                            pooled component, representing 10.0%
                                            of the initial outstanding pool
                                            balance, according to published
                                            reports, Charles Kushner, the former
                                            sole chairman of the Kushner
                                            Companies and a holder of an
                                            interest in the related borrower (as
                                            described more fully below), pled
                                            guilty on August 18, 2004 to 16
                                            counts of assisting in the filing of
                                            false tax returns, one count of
                                            retaliating against a cooperative
                                            witness and one count of making
                                            false statements to the Federal
                                            Election Committee, is currently
                                            serving a two-year jail sentence and
                                            has resigned from his post as the
                                            chairman of the Kushner Companies.
                                            Charles Kushner currently holds an
                                            approximately 17% indirect ownership
                                            interest in the related borrower of
                                            the Monmouth Mall mortgage loan. We
                                            cannot assure you that these
                                            circumstances would not have an
                                            adverse effect on the performance of
                                            the related mortgaged properties or
                                            the related mortgage loans.

RISKS RELATING TO COMPLIANCE WITH THE
AMERICANS WITH DISABILITIES ACT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Under the Americans with
                                            Disabilities Act of 1990, public
                                            accommodations are required to meet
                                            certain federal requirements related
                                            to access and use by disabled
                                            persons. Borrowers may incur costs
                                            complying with the Americans with
                                            Disabilities Act. In addition,
                                            noncompliance could result in the
                                            imposition of fines by the federal
                                            government or an award of damages to
                                            private litigants. If a borrower
                                            incurs such costs or fines, the
                                            amount available to pay debt service
                                            would be reduced.

                                      S-69

CONFLICTS OF INTEREST MAY HAVE
AN ADVERSE EFFECT ON YOUR
CERTIFICATES                                Conflicts between various
                                            certificateholders. The special
                                            servicer is given considerable
                                            latitude in determining whether and
                                            in what manner to liquidate or
                                            modify defaulted mortgage loans. The
                                            operating adviser will have the
                                            right to replace the special
                                            servicer upon satisfaction of
                                            certain conditions set forth in the
                                            pooling and servicing agreement. At
                                            any given time, the operating
                                            adviser will be controlled generally
                                            by the holders of the most
                                            subordinate, or, if its certificate
                                            principal balance is less than 25%
                                            of its original certificate balance,
                                            the next most subordinate, class of
                                            certificates, that is, the
                                            controlling class, outstanding from
                                            time to time (or with respect to an
                                            A/B Mortgage Loan, the holder of the
                                            related B Note to the extent set
                                            forth in the related intercreditor
                                            agreement, or with respect to the
                                            Monmouth Mall Loan, the Monmouth
                                            Mall Loan Operating Adviser), and
                                            such holders may have interests in
                                            conflict with those of the holders
                                            of the other certificates. In
                                            addition, the operating adviser will
                                            have the right to approve the
                                            determination of customarily
                                            acceptable costs with respect to
                                            insurance coverage and the right to
                                            advise the special servicer with
                                            respect to certain actions of the
                                            special servicer and, in connection
                                            with such rights, may act solely in
                                            the interest of the holders of
                                            certificates of the controlling
                                            class, without any liability to any
                                            certificateholder. For instance, the
                                            holders of certificates of the
                                            controlling class might desire to
                                            mitigate the potential for loss to
                                            that class from a troubled mortgage
                                            loan by deferring enforcement in the
                                            hope of maximizing future proceeds.
                                            However, the interests of the trust
                                            may be better served by prompt
                                            action, since delay followed by a
                                            market downturn could result in less
                                            proceeds to the trust than would
                                            have been realized if earlier action
                                            had been taken. In general, no
                                            servicer is required to act in a
                                            manner more favorable to the offered
                                            certificates than to the privately
                                            offered certificates.

                                            The master servicer, any primary
                                            servicer, the special servicer or an
                                            affiliate of any of them may hold
                                            subordinate mortgage notes or
                                            acquire certain of the most
                                            subordinated certificates, including
                                            those of the initial controlling
                                            class. Under such circumstances, the
                                            master servicer, a primary servicer
                                            and the special servicer may have
                                            interests that conflict with the
                                            interests of the other holders of
                                            the certificates. However, the
                                            pooling and servicing agreement and
                                            each primary servicing agreement
                                            will provide that the mortgage loans
                                            are to be serviced in accordance
                                            with the servicing standard and
                                            without regard to ownership of any
                                            certificates by the master servicer,
                                            the primary servicer or the special
                                            servicer, as applicable. The initial
                                            special servicer under the pooling
                                            and servicing agreement will be
                                            ARCap Servicing, Inc.; the initial
                                            operating adviser under the pooling
                                            and servicing agreement will be
                                            ARCap REIT, Inc., other than with
                                            respect to the Monmouth Mall
                                            mortgage loan.

                                            Conflicts between certificateholders
                                            and the holders of subordinate
                                            notes. Pursuant to the terms of the
                                            related intercreditor agreements,
                                            neither the master servicer nor
                                            special servicer may enter into
                                            material amendments, modifications
                                            or extensions of a mortgage loan in
                                            a material manner without the
                                            consent of the holder of the related
                                            subordinate note, subject to the
                                            expiration of the subordinate note
                                            holder's consent rights. The holders
                                            of the subordinate notes (or their

                                      S-70

                                            respective designees) may have
                                            interests in conflict with those of
                                            the certificateholders of the
                                            classes of offered certificates. As
                                            a result, approvals to proposed
                                            actions of the master servicer or
                                            special servicer, as applicable,
                                            under the pooling and servicing
                                            agreement may not be granted in all
                                            instances, thereby potentially
                                            adversely affecting some or all of
                                            the classes of offered certificates.

                                            Conflicts between certificateholders
                                            and primary servicer. The primary
                                            servicer for certain of the mortgage
                                            loans will be Principal Global
                                            Investors, LLC, an affiliate of a
                                            mortgage loan seller. The primary
                                            servicer for certain of the mortgage
                                            loans will be Wells Fargo Bank,
                                            National Association, a mortgage
                                            loan seller. It is anticipated that
                                            the master servicer will delegate
                                            many of its servicing obligations
                                            with respect to these mortgage loans
                                            to such primary servicers pursuant
                                            to primary servicing agreements.
                                            Under these circumstances, the
                                            primary servicers, because it is
                                            either a seller or an affiliate of a
                                            seller, may have interests that
                                            conflict with the interests of the
                                            holders of the certificates.

                                            Conflicts between borrowers and
                                            property managers. It is likely that
                                            many of the property managers of the
                                            mortgaged properties, or their
                                            affiliates, manage additional
                                            properties, including properties
                                            that may compete with the mortgaged
                                            properties. Affiliates of the
                                            managers, and managers themselves,
                                            also may own other properties,
                                            including competing properties. The
                                            managers of the mortgaged properties
                                            may accordingly experience conflicts
                                            of interest in the management of
                                            such mortgaged properties.

                                            Conflicts between the trust and the
                                            mortgage loan sellers. The
                                            activities of the mortgage loan
                                            sellers and their affiliates may
                                            involve properties that are in the
                                            same markets as the mortgaged
                                            properties underlying the
                                            certificates. In such case, the
                                            interests of each of the mortgage
                                            loan sellers or such affiliates may
                                            differ from, and compete with, the
                                            interests of the trust, and
                                            decisions made with respect to those
                                            assets may adversely affect the
                                            amount and timing of distributions
                                            with respect to the certificates.
                                            Conflicts of interest may arise
                                            between the trust and each of the
                                            mortgage loan sellers or their
                                            affiliates that engage in the
                                            acquisition, development, operation,
                                            leasing, financing and disposition
                                            of real estate if such mortgage loan
                                            sellers acquire any certificates. In
                                            particular, if certificates held by
                                            a mortgage loan seller are part of a
                                            class that is or becomes the
                                            controlling class the mortgage loan
                                            seller as part of the holders of the
                                            controlling class would have the
                                            ability to influence certain actions
                                            of the special servicer under
                                            circumstances where the interests of
                                            the trust conflict with the
                                            interests of the mortgage loan
                                            seller or its affiliates as
                                            acquirors, developers, operators,
                                            tenants, financers or sellers of
                                            real estate related assets.

                                            The mortgage loan sellers or their
                                            affiliates may acquire a portion of
                                            the certificates. Under such
                                            circumstances, they may become the
                                            controlling class, and as such have
                                            interests that may conflict with
                                            their interests as a seller of the
                                            mortgage loans.

                                            In addition, any subordinate
                                            indebtedness secured by the related
                                            mortgaged property, any mezzanine
                                            loans and/or any future mezzanine
                                            loans related to certain of the
                                            mortgage loans may be held by the
                                            respective sellers of such mortgage
                                            loan or affiliates thereof. The

                                      S-71

                                            holders of such subordinate
                                            indebtedness or such mezzanine loans
                                            may have interests that conflict
                                            with the interests of the holders of
                                            the certificates.

                                            Additionally, certain of the
                                            mortgage loans included in the trust
                                            may have been refinancings of debt
                                            previously held by a mortgage loan
                                            seller or an affiliate of a mortgage
                                            loan seller and the mortgage loan
                                            sellers or their affiliates may have
                                            or have had equity investments in
                                            the borrowers (or in the owners of
                                            the borrowers) or properties under
                                            certain of the mortgage loans
                                            included in the trust. Each of the
                                            mortgage loan sellers and their
                                            affiliates have made and/or may make
                                            or have preferential rights to make
                                            loans to, or equity investments in,
                                            affiliates of the borrowers under
                                            the mortgage loans.

                                            Other Conflicts. The depositor is an
                                            affiliate of Morgan Stanley Mortgage
                                            Capital Inc., one of the mortgage
                                            loan sellers and a sponsor, and
                                            Morgan Stanley & Co. Incorporated,
                                            one of the underwriters. Wells Fargo
                                            Bank, National Association is a
                                            mortgage loan seller and sponsor,
                                            the master servicer, the paying
                                            agent, the certificate registrar and
                                            the authenticating agent. Bear
                                            Stearns Commercial Mortgage, Inc., a
                                            mortgage loan seller and sponsor, is
                                            an affiliate of Bear, Stearns & Co.
                                            Inc., one of the underwriters.
                                            Principal Commercial Funding, LLC, a
                                            mortgage loan seller and one of the
                                            sponsors, is an affiliate of
                                            Principal Global Investors, LLC, one
                                            of the primary servicers. LaSalle
                                            Bank National Association and Morgan
                                            Stanley Mortgage Capital Inc. are
                                            parties to a custodial agreement
                                            whereby LaSalle, for consideration,
                                            provides custodial services to
                                            Morgan Stanley Mortgage Capital Inc.
                                            for certain commercial mortgage
                                            loans originated or purchased by it.
                                            Pursuant to this custodial
                                            agreement, LaSalle Bank National
                                            Association is currently providing
                                            custodial services for most of the
                                            mortgage loans to be sold by Morgan
                                            Stanley Mortgage Capital Inc. to the
                                            depositor in connection with this
                                            securitization. The terms of the
                                            custodial agreement are customary
                                            for the commercial mortgage-backed
                                            securitization industry providing
                                            for the delivery, receipt, review
                                            and safekeeping of mortgage loan
                                            files. LaSalle Bank National
                                            Association and Bear Stearns
                                            Commercial Mortgage Inc. are parties
                                            to a custodial agreement whereby
                                            LaSalle, for consideration, provides
                                            custodial services to Bear Stearns
                                            Commercial Mortgage Inc. for certain
                                            commercial mortgage loans originated
                                            or purchased by it. Pursuant to this
                                            custodial agreement, LaSalle Bank
                                            National Association is currently
                                            providing custodial services for
                                            most of the mortgage loans to be
                                            sold by Bear Stearns Commercial
                                            Mortgage Inc. to the depositor in
                                            connection with this securitization.
                                            The terms of the custodial agreement
                                            are customary for the commercial
                                            mortgage-backed securitization
                                            industry providing for the delivery,
                                            receipt, review and safekeeping of
                                            mortgage loan files.

PREPAYMENTS MAY REDUCE
THE YIELD ON YOUR CERTIFICATES              The yield to maturity on your
                                            certificates will depend, in
                                            significant part, upon the rate and
                                            timing of principal payments on the
                                            mortgage loans. For this purpose,
                                            principal payments include both
                                            voluntary prepayments, if permitted,
                                            and involuntary prepayments, such as
                                            prepayments resulting from casualty
                                            or condemnation of mortgaged
                                            properties, defaults and
                                            liquidations by borrowers, or
                                            repurchases as a result of a
                                            mortgage loan seller's material
                                            breach of representations and

                                      S-72

                                            warranties or material defects in a
                                            mortgage loan's documentation. In
                                            addition, certain of the mortgage
                                            loans may require that, upon the
                                            occurrence of certain events, funds
                                            held in escrow or proceeds from
                                            letters of credit may be applied to
                                            the outstanding principal balance of
                                            such mortgage loans.

                                            The investment performance of your
                                            certificates may vary materially and
                                            adversely from your expectations if
                                            the actual rate of prepayment is
                                            higher or lower than you anticipate.

                                            Voluntary prepayments under some of
                                            the mortgage loans are prohibited
                                            for specified lock-out periods or
                                            require payment of a prepayment
                                            premium or a yield maintenance
                                            charge or both, unless the
                                            prepayment occurs within a specified
                                            period prior to and including the
                                            anticipated repayment date or
                                            maturity date, as the case may be.
                                            Nevertheless, we cannot assure you
                                            that the related borrowers will
                                            refrain from prepaying their
                                            mortgage loans due to the existence
                                            of a prepayment premium or a yield
                                            maintenance charge or the amount of
                                            such premium or charge will be
                                            sufficient to compensate you for
                                            shortfalls in payments on your
                                            certificates on account of such
                                            prepayments. We also cannot assure
                                            you that involuntary prepayments
                                            will not occur or that borrowers
                                            will not default in order to avoid
                                            the application of lock-out periods.
                                            The rate at which voluntary
                                            prepayments occur on the mortgage
                                            loans will be affected by a variety
                                            of factors, including:

                                            o  the terms of the mortgage loans;

                                            o  the length of any prepayment
                                               lock-out period;

                                            o  the level of prevailing interest
                                               rates;

                                            o  the availability of mortgage
                                               credit;

                                            o  the applicable yield maintenance
                                               charges or prepayment premiums
                                               and the ability of the master
                                               servicer, primary servicer or
                                               special servicer to enforce the
                                               related provisions;

                                            o  the failure to meet requirements
                                               for release of escrows/reserves
                                               that result in a prepayment;

                                            o  the occurrence of casualties or
                                               natural disasters; and

                                            o  economic, demographic, tax or
                                               legal factors.

                                            One (1) mortgage loan, representing
                                            7.2% of the initial outstanding pool
                                            balance, which is secured by
                                            multiple mortgaged properties,
                                            permits the release of any such
                                            property from the lien of the
                                            related mortgage upon defeasance of
                                            an amount equal to 110% of the
                                            allocated loan amount of the
                                            mortgaged property provided that the
                                            debt yield on the mortgage loan
                                            after the release is equal to or
                                            greater than the debt yield on the
                                            mortgage loan prior to such release
                                            and the debt service coverage ratio
                                            following such release is at least
                                            equal to or greater than the debt
                                            service coverage ratio prior to such
                                            release.

                                            One (1) mortgage loan, representing
                                            4.9% of the initial outstanding pool
                                            balance, is secured by multiple
                                            mortgaged properties and permits the
                                            release of any of the mortgaged
                                            properties from the lien of the
                                            mortgage after the applicable
                                            lock-out period upon prepayment of
                                            an amount equal to 115% of the
                                            allocated loan amount of the
                                            mortgaged

                                      S-73

                                            property being released if the
                                            loan-to-value ratio immediately
                                            following such release is not
                                            greater than 59% and the debt
                                            service coverage ratio immediately
                                            following such release is at least
                                            equal to or greater than 1.23x.
                                            Eight (8) of the related mortgaged
                                            properties may be released at any
                                            time subject to various provisions
                                            stated in the loan agreement upon
                                            payment of 100% of the allocated
                                            loan amount of the mortgaged
                                            property being released together
                                            with a prepayment premium based on a
                                            yield maintenance charge calculated
                                            on the basis of the greater of a
                                            yield maintenance formula and 1% of
                                            the amount prepaid.

                                            One (1) mortgage loan, representing
                                            0.5% of the initial outstanding pool
                                            balance, is secured by multiple
                                            parcels and permits the release of
                                            one or two of the parcels from the
                                            lien of the mortgage upon defeasance
                                            of an amount equal to $540,000 for
                                            one of the parcels and $650,000 for
                                            the other parcel being released if
                                            the loan-to-value ratio immediately
                                            following such release is not
                                            greater than the lesser of 70% or
                                            the loan-to-value ratio prior to
                                            such release based on an updated
                                            appraisal at the time of release and
                                            the debt service coverage ratio
                                            immediately prior to and following
                                            such release is at least equal to or
                                            greater than 1.35x.

                                            In addition, certain mortgage loans
                                            provide for the free release of
                                            outparcels or other portions of the
                                            related mortgaged property that were
                                            given no value or minimal value in
                                            the underwriting process. In
                                            addition, certain of the mortgage
                                            loans may permit the related
                                            borrower to substitute collateral
                                            under certain circumstances.

                                            For further information concerning
                                            certain of the foregoing provisions,
                                            see the footnotes to Appendix II
                                            attached to this prospectus
                                            supplement.

                                            Generally, no yield maintenance
                                            charge or prepayment premium will be
                                            required for prepayments (i) in
                                            connection with a casualty or
                                            condemnation unless an event of
                                            default has occurred or (ii) in
                                            connection with the resolution of a
                                            specially serviced mortgage loan. In
                                            addition, if a seller repurchases
                                            any mortgage loan from the trust due
                                            to the material breach of a
                                            representation or warranty or a
                                            material document defect or such
                                            mortgage loan is otherwise purchased
                                            from the trust (including certain
                                            purchases by the holder of a B Note
                                            or mezzanine loan), the repurchase
                                            price paid will be passed through to
                                            the holders of the certificates with
                                            the same effect as if the mortgage
                                            loan had been prepaid in part or in
                                            full, except that no yield
                                            maintenance charge or prepayment
                                            premium will be payable. Any such
                                            repurchase or purchase may,
                                            therefore, adversely affect the
                                            yield to maturity on your
                                            certificates.

                                            Although all of the mortgage loans
                                            have protection against voluntary
                                            prepayments in the form of lock-out
                                            periods, defeasance provisions,
                                            yield maintenance provisions and/or
                                            prepayment premium provisions, there
                                            can be no assurance that (i)
                                            borrowers will refrain from
                                            prepaying mortgage loans due to the
                                            existence of a yield maintenance
                                            charge or prepayment premium or (ii)
                                            involuntary prepayments or
                                            repurchases will not occur.

                                            In addition, the yield maintenance
                                            formulas are not the same for all of
                                            the mortgage loans that have yield
                                            maintenance charges. This can lead
                                            to substantial variance from loan to
                                            loan with respect to the amount of
                                            yield maintenance charge that is due
                                            on the related prepayment. Also,

                                      S-74

                                            the description in the mortgage
                                            notes of the method of calculation
                                            of prepayment premiums and yield
                                            maintenance charges is complex and
                                            subject to legal interpretation and
                                            it is possible that another person
                                            would interpret the methodology
                                            differently from the way we did in
                                            estimating an assumed yield to
                                            maturity on your certificates as
                                            described in this prospectus
                                            supplement. See Appendix II attached
                                            to this prospectus supplement for a
                                            description of the various
                                            prepayment provisions.

RELEASE OF COLLATERAL
                                            Notwithstanding the prepayment
                                            restrictions described in this
                                            prospectus supplement, certain of
                                            the mortgage loans permit the
                                            release of a mortgaged property (or
                                            a portion of the mortgaged property)
                                            subject to the satisfaction of
                                            certain conditions described in
                                            Appendix II attached to this
                                            prospectus supplement. In order to
                                            obtain such release (other than with
                                            respect to the release of certain
                                            non-material portions of the
                                            mortgaged properties which may not
                                            require payment of a release price),
                                            the borrower is required (among
                                            other things) to pay a release
                                            price, which may include a
                                            prepayment premium or yield
                                            maintenance charge on all or a
                                            portion of such payment. See
                                            Appendix II attached to this
                                            prospectus supplement for further
                                            details regarding the various
                                            release provisions.

THE YIELD ON YOUR CERTIFICATE WILL BE
AFFECTED BY THE PRICE AT WHICH THE
CERTIFICATE WAS PURCHASED AND THE RATE,
TIMING AND AMOUNT OF DISTRIBUTIONS ON
YOUR CERTIFICATE                            The yield on any certificate will
                                            depend on (1) the price at which
                                            such certificate is purchased by you
                                            and (2) the rate, timing and amount
                                            of distributions on your
                                            certificate. The rate, timing and
                                            amount of distributions on any
                                            certificate will, in turn, depend
                                            on, among other things:

                                            o  the interest rate for such
                                               certificate;

                                            o  the rate and timing of principal
                                               payments (including principal
                                               prepayments) and other principal
                                               collections (including loan
                                               purchases in connection with
                                               breaches of representations and
                                               warranties) on or in respect of
                                               the mortgage loans and the extent
                                               to which such amounts are to be
                                               applied or otherwise result in a
                                               reduction of the certificate
                                               balance of such certificate;

                                            o  the rate, timing and severity of
                                               losses on or in respect of the
                                               mortgage loans or unanticipated
                                               expenses of the trust;

                                            o  the rate and timing of any
                                               reimbursement of the master
                                               servicer, the special servicer or
                                               the trustee, as applicable, out
                                               of the Certificate Account of
                                               nonrecoverable advances or
                                               advances remaining unreimbursed
                                               on a modified mortgage loan on
                                               the date of such modification;

                                            o  the timing and severity of any
                                               interest shortfalls resulting
                                               from prepayments to the extent
                                               not offset by a reduction in
                                               master servicer compensation as
                                               described in this prospectus
                                               supplement;

                                      S-75

                                            o  the timing and severity of any
                                               reductions in the appraised value
                                               of any mortgaged property in a
                                               manner that has an effect on the
                                               amount of advancing required on
                                               the related mortgage loan; and

                                            o  the method of calculation of
                                               prepayment premiums and yield
                                               maintenance charges and the
                                               extent to which prepayment
                                               premiums and yield maintenance
                                               charges are collected and, in
                                               turn, distributed on such
                                               certificate.

                                            In addition, any change in the
                                            weighted average life of a
                                            certificate may adversely affect
                                            yield. Prepayments resulting in a
                                            shortening of weighted average lives
                                            of certificates may be made at a
                                            time of lower interest rates when
                                            you may be unable to reinvest the
                                            resulting payment of principal at a
                                            rate comparable to the effective
                                            yield anticipated when making the
                                            initial investment in certificates.
                                            Delays and extensions resulting in a
                                            lengthening of the weighted average
                                            lives of the certificates may occur
                                            at a time of higher interest rates
                                            when you may have been able to
                                            reinvest principal payments that
                                            would otherwise have been received
                                            by you at higher rates.

YOU BEAR THE RISK OF BORROWER DEFAULTS      The rate and timing of delinquencies
                                            or defaults on the mortgage loans
                                            could affect the following aspects
                                            of the offered certificates:

                                            o  the aggregate amount of
                                               distributions on them;

                                            o  their yields to maturity;

                                            o  their rates of principal
                                               payments; and

                                            o  their weighted average lives.

                                            The rights of holders of each class
                                            of subordinate certificates to
                                            receive payments of principal and
                                            interest otherwise payable on their
                                            certificates will be subordinated to
                                            such rights of the holders of the
                                            more senior certificates having an
                                            earlier alphabetical class
                                            designation (provided that the Class
                                            A-M Certificates will be senior in
                                            right to the Class A-J
                                            Certificates). Losses on the
                                            mortgage loans (other than losses
                                            allocable to the Class MM-NA
                                            Certificates) will be allocated to
                                            the Class P, Class O, Class N, Class
                                            M, Class L, Class K, Class J, Class
                                            H, Class G, Class F, Class E, Class
                                            D, Class C, Class B, Class A-J and
                                            Class A-M Certificates, in that
                                            order, reducing amounts otherwise
                                            payable to each class. Any remaining
                                            losses would then be allocated to
                                            the Class A-1 Certificates, Class
                                            A-2 Certificates, Class A-3
                                            Certificates, Class A-AB
                                            Certificates and Class A-4
                                            Certificates, pro rata, and with
                                            respect to losses of interest only,
                                            the Class X Certificates based on
                                            their respective entitlements.

                                            If losses on the mortgage loans
                                            exceed the aggregate certificate
                                            balance of the classes of
                                            certificates subordinated to a
                                            particular class, that particular
                                            class will suffer a loss equal to
                                            the full amount of that excess up to
                                            the outstanding certificate balance
                                            of such class.

                                            If you calculate your anticipated
                                            yield based on assumed rates of
                                            default and losses that are lower
                                            than the default rate and losses
                                            actually experienced and such losses
                                            are allocable to your certificates,
                                            your actual yield to maturity will
                                            be lower than the assumed yield.
                                            Under extreme scenarios, such yield
                                            could be negative. In general, the

                                      S-76

                                            earlier a loss is borne by your
                                            certificates, the greater the effect
                                            on your yield to maturity.

                                            Additionally, delinquencies and
                                            defaults on the mortgage loans may
                                            significantly delay the receipt of
                                            distributions by you on your
                                            certificates, unless advances are
                                            made to cover delinquent payments or
                                            the subordination of another class
                                            of certificates fully offsets the
                                            effects of any such delinquency or
                                            default.

                                            Also, if the related borrower does
                                            not repay a mortgage loan with an
                                            anticipated repayment date by its
                                            anticipated repayment date, the
                                            effect will be to increase the
                                            weighted average life of your
                                            certificates and may reduce your
                                            yield to maturity.

                                            Furthermore, if P&I Advances and/or
                                            Servicing Advances are made with
                                            respect to a mortgage loan after
                                            default and the mortgage loan is
                                            thereafter worked out under terms
                                            that do not provide for the
                                            repayment of those advances in full
                                            at the time of the workout, then any
                                            reimbursements of those advances
                                            prior to the actual collection of
                                            the amount for which the advance was
                                            made may also result in reductions
                                            in distributions of principal to the
                                            holders of the offered certificates
                                            for the current month.

INTEREST ON ADVANCES AND COMPENSATION
TO THE MASTER SERVICER, THE SPECIAL
SERVICER, THE TRUSTEE MAY HAVE AN
ADVERSE EFFECT ON THE PAYMENTS ON
YOUR CERTIFICATES                           To the extent described in this
                                            prospectus supplement, the master
                                            servicer, the special servicer or
                                            the trustee, if applicable, will be
                                            entitled to receive interest at the
                                            "prime rate" on unreimbursed
                                            advances they have made with respect
                                            to delinquent monthly payments or
                                            that are made with respect to the
                                            preservation and protection of the
                                            related mortgaged property or
                                            enforcement of the mortgage loan.
                                            This interest will generally accrue
                                            from the date on which the related
                                            advance is made or the related
                                            expense is incurred to the date of
                                            reimbursement. No advance interest
                                            will accrue during the grace period,
                                            if any, for the related mortgage
                                            loan. This interest may be offset in
                                            part by default interest and late
                                            payment charges paid by the borrower
                                            in connection with the mortgage loan
                                            or by certain other amounts. In
                                            addition, under certain
                                            circumstances, including
                                            delinquencies in the payment of
                                            principal and interest, a mortgage
                                            loan will be serviced by the special
                                            servicer, and the special servicer
                                            is entitled to compensation for
                                            special servicing activities. The
                                            right to receive interest on
                                            advances and special servicing
                                            compensation is senior to the rights
                                            of certificateholders to receive
                                            distributions. The payment of
                                            interest on advances and the payment
                                            of compensation to the special
                                            servicer may result in shortfalls in
                                            amounts otherwise distributable on
                                            the certificates.

LEASEHOLD INTERESTS ENTAIL CERTAIN RISKS
WHICH MAY ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Two (2) of the mortgaged properties,
                                            securing mortgage loans representing
                                            0.5% of the initial outstanding pool
                                            balance, are subject to a first
                                            mortgage lien on a leasehold
                                            interest under a ground lease. In

                                      S-77

                                            addition, one (1) of the mortgaged
                                            properties, securing a mortgage loan
                                            representing 2.7% of the initial
                                            outstanding pool, are subject to a
                                            first mortgage lien on a fee
                                            interest in a portion of the
                                            mortgaged property and a leasehold
                                            interest in the remainder of the
                                            mortgaged property. In circumstances
                                            where both the fee and leasehold
                                            interest in the entire mortgaged
                                            property are encumbered, we have
                                            treated that as an encumbered fee
                                            interest.

                                            Leasehold mortgage loans are subject
                                            to certain risks not associated with
                                            mortgage loans secured by a lien on
                                            the fee estate of the borrower. The
                                            most significant of these risks is
                                            that if the borrower's leasehold
                                            were to be terminated upon a lease
                                            default, the lender would lose its
                                            security. Generally, each related
                                            ground lease requires the lessor to
                                            give the lender notice of the
                                            borrower's defaults under the ground
                                            lease and an opportunity to cure
                                            them, permits the leasehold interest
                                            to be assigned to the lender or the
                                            purchaser at a foreclosure sale, in
                                            some cases only upon the consent of
                                            the lessor, and contains certain
                                            other protective provisions
                                            typically included in a
                                            "mortgageable" ground lease.

                                            In addition, certain of the
                                            mortgaged properties are subject to
                                            various use restrictions imposed by
                                            the related ground lease, and these
                                            limitations could adversely affect
                                            the ability of the related borrower
                                            to lease or sell the mortgaged
                                            property on favorable terms, thus
                                            adversely affecting the borrower's
                                            ability to fulfill its obligations
                                            under the related mortgage loan.

                                            Upon the bankruptcy of a lessor or a
                                            lessee under a ground lease, the
                                            debtor entity has the right to
                                            assume or reject the lease. If a
                                            debtor lessor rejects the lease, the
                                            lessee has the right to remain in
                                            possession of its leased premises
                                            for the rent otherwise payable under
                                            the lease for the term of the lease
                                            (including renewals). If a debtor
                                            lessee/borrower rejects any or all
                                            of the lease, the leasehold lender
                                            could succeed to the
                                            lessee/borrower's position under the
                                            lease only if the lessor
                                            specifically grants the lender such
                                            right. If both the lessor and the
                                            lessee/borrowers are involved in
                                            bankruptcy proceedings, the trustee
                                            may be unable to enforce the
                                            bankrupt lessee/borrower's right to
                                            refuse to treat a ground lease
                                            rejected by a bankrupt lessor as
                                            terminated. In such circumstances, a
                                            lease could be terminated
                                            notwithstanding lender protection
                                            provisions contained therein or in
                                            the mortgage.

                                            In a decision by the United States
                                            Court of Appeals for the Seventh
                                            Circuit (Precision Indus. v.
                                            Qualitech Steel SBQ, LLC, 327 F.3d
                                            537 (7th Cir. 2003)) the court ruled
                                            with respect to an unrecorded lease
                                            of real property that where a
                                            statutory sale of the fee interest
                                            in leased property occurs under
                                            Section 363(f) of the Bankruptcy
                                            Code (11 U.S.C. Section 363(f)) upon
                                            the bankruptcy of a landlord, such
                                            sale terminates a lessee's
                                            possessory interest in the property,
                                            and the purchaser assumes title free
                                            and clear of any interest, including
                                            any leasehold estates. Pursuant to
                                            Section 363(e) of the Bankruptcy
                                            Code (11 U.S.C. Section 363(a)), a
                                            lessee may request the bankruptcy
                                            court to prohibit or condition the
                                            statutory sale of the property so as
                                            to provide adequate protection of
                                            the leasehold interests; however,
                                            the court ruled that this provision
                                            does not ensure continued possession
                                            of the property, but rather entitles
                                            the lessee to compensation for the
                                            value of its leasehold interest,
                                            typically from the sale proceeds.
                                            While there

                                      S-78

                                            are certain circumstances under
                                            which a "free and clear" sale under
                                            Section 363(f) of the Bankruptcy
                                            Code would not be authorized
                                            (including that the lessee could not
                                            be compelled in a legal or equitable
                                            proceeding to accept a monetary
                                            satisfaction of his possessory
                                            interest, and that none of the other
                                            conditions of Section 363(f)(1)-(4)
                                            of the Bankruptcy Code otherwise
                                            permits the sale), we cannot provide
                                            assurances that those circumstances
                                            would be present in any proposed
                                            sale of a leased premises. As a
                                            result, we cannot provide assurances
                                            that, in the event of a statutory
                                            sale of leased property pursuant to
                                            Section 363(f) of the Bankruptcy
                                            Code, the lessee may be able to
                                            maintain possession of the property
                                            under the ground lease. In addition,
                                            we cannot provide assurances that
                                            the lessee and/or the lender will be
                                            able to recoup the full value of the
                                            leasehold interest in bankruptcy
                                            court.

                                            Some of the ground leases securing
                                            the mortgaged properties provide
                                            that the ground rent payable under
                                            the ground lease increases during
                                            the term of the lease. These
                                            increases may adversely affect the
                                            cash flow and net income of the
                                            borrower from the mortgaged
                                            property.

THE MORTGAGE LOAN SELLERS ARE SUBJECT
TO BANKRUPTCY OR INSOLVENCY LAWS THAT
MAY AFFECT THE TRUST'S OWNERSHIP OF
THE MORTGAGE LOANS                          In the event of the insolvency of
                                            any mortgage loan seller, it is
                                            possible the trust's right to
                                            payment from or ownership of the
                                            mortgage loans could be challenged,
                                            and if such challenge were
                                            successful, delays or reductions in
                                            payments on your certificates could
                                            occur.

                                            Based upon opinions of counsel that
                                            the conveyance of the mortgage loans
                                            would generally be respected in the
                                            event of insolvency of the mortgage
                                            loan sellers, which opinions are
                                            subject to various assumptions and
                                            qualifications, the depositor
                                            believes that such a challenge will
                                            be unsuccessful, but there can be no
                                            assurance that a bankruptcy trustee,
                                            if applicable, or other interested
                                            party will not attempt to assert
                                            such a position. Even if actions
                                            seeking such results were not
                                            successful, it is possible that
                                            payments on the certificates would
                                            be delayed while a court resolves
                                            the claim.

LIMITED LIQUIDITY AND MARKET VALUE MAY
ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Your certificates will not be listed
                                            on any securities exchange or traded
                                            on any automated quotation systems
                                            of any registered securities
                                            association, and there is currently
                                            no secondary market for the
                                            certificates. While the Underwriters
                                            currently intend to make a secondary
                                            market in the certificates, none of
                                            them is obligated to do so.
                                            Accordingly, you may not have an
                                            active or liquid secondary market
                                            for your certificates, which could
                                            result in a substantial decrease in
                                            the market value of your
                                            certificates. The market value of
                                            your certificates also may be
                                            affected by many other factors,
                                            including then-prevailing interest
                                            rates. Furthermore, you should be
                                            aware that the market for securities
                                            of the same type as the certificates
                                            has in the past been volatile and
                                            offered very limited liquidity.

                                      S-79

WEIGHTED AVERAGE COUPON RATE ENTAILS RISKS
WHICH MAY ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           The interest rates on one or more
                                            classes of certificates may be based
                                            on a weighted average of the
                                            mortgage loan interest rates net of
                                            the administrative cost rate, which
                                            is calculated based upon the
                                            respective principal balances of the
                                            mortgage loans. Alternatively, the
                                            interest rate on one or more classes
                                            of the certificates may be capped at
                                            such weighted average rate. This
                                            weighted average rate is further
                                            described in this prospectus
                                            supplement under the definition of
                                            "Weighted Average Net Mortgage Rate"
                                            in the "Glossary of Terms." Any
                                            class of certificates that is either
                                            fully or partially based upon the
                                            weighted average net mortgage rate
                                            may be adversely affected by
                                            disproportionate principal payments,
                                            prepayments, defaults and other
                                            unscheduled payments on the mortgage
                                            loans. Because some mortgage loans
                                            will amortize their principal more
                                            quickly than others, the rate may
                                            fluctuate over the life of those
                                            classes of your certificates.

                                            In general, mortgage loans with
                                            relatively high mortgage interest
                                            rates are more likely to prepay than
                                            mortgage loans with relatively low
                                            mortgage interest rates. For
                                            instance, varying rates of
                                            unscheduled principal payments on
                                            mortgage loans which have interest
                                            rates above the weighted average net
                                            mortgage rate may have the effect of
                                            reducing the interest rate of your
                                            certificates.

     This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors" section and elsewhere in this prospectus supplement.

                                      S-80

                              TRANSACTION PARTIES

THE SPONSORS, MORTGAGE LOAN SELLERS AND ORIGINATORS

Bear Stearns Commercial Mortgage, Inc.

Overview

     Bear Stearns Commercial Mortgage, Inc., a New York corporation ("BSCMI") is a sponsor of this transaction and is one of the mortgage loan sellers. BSCMI or an affiliate originated and underwrote all of the mortgage loans sold to the depositor by it. BSCMI originates and underwrites loans through its New York
City and Los Angeles offices.

     BSCMI is a wholly-owned subsidiary of The Bear Stearns Companies Inc.
(NYSE: BSC) and an affiliate of Bear, Stearns & Co. Inc., one of the underwriters. The principal offices of BSCMI are located at 383 Madison Avenue,
New York, New York 10179, and its telephone number is (212) 272-2000.

     BSCMI's primary business is the underwriting, origination and sale of mortgage loans secured by commercial or multifamily properties. BSCMI sells the great majority of the mortgage loans that it originates through commercial mortgage backed securities ("CMBS") securitizations. BSCMI, with its commercial mortgage lending affiliates and predecessors, began originating commercial mortgage loans in 1995 and securitizing commercial mortgage loans in 1996. As of
January 1, 2006, the total amount of commercial mortgage loans originated by
BSCMI since 1995 was in excess of $29 billion, of which approximately $22 billion has been securitized. Of the approximately $22 billion of securitized commercial mortgage loans, approximately $14 billion has been securitized by an affiliate of BSCMI acting as depositor, and approximately $8 billion has been securitized by unaffiliated entities acting as depositor. In its fiscal year ended November 30, 2005, BSCMI originated approximately $10 billion of commercial mortgage loans, of which approximately $3 billion was securitized by an affiliate of BSCMI acting as depositor, and approximately $3 billion was securitized by unaffiliated entities acting as depositor.

     BSCMI's annual commercial mortgage loan originations have grown from approximately $65 million in 1995 to approximately $1 billion in 2000 and to approximately $10 billion in 2005. The commercial mortgage loans originated by
BSCMI include both fixed and floating rate loans and both conduit loans and large loans. BSCMI primarily originates loans secured by retail, office, multifamily, hospitality, industrial and self-storage properties, but also originates loans secured by manufactured housing communities, theaters, land subject to a ground lease and mixed use properties. BSCMI originates loans in every state and in Puerto Rico and the U.S. Virgin Islands.

     As a sponsor, BSCMI originates mortgage loans and, either by itself or together with other sponsors or loan sellers, initiates their securitization by transferring the mortgage loans to a depositor, which in turn transfers them to the issuing entity for the related securitization. In coordination with Bear,
Stearns & Co. Inc. and other underwriters, BSCMI works with rating agencies, loan sellers and servicers in structuring the securitization transaction. BSCMI acts as sponsor, originator or mortgage loan seller both in transactions in which it is the sole sponsor and mortgage loan seller as well as in transactions in which other entities act as sponsor and/or mortgage loan seller. Multiple seller transactions in which BSCMI has participated to date include each of the prior series of certificates issued under the "TOP" program, in which BSCMI,
Wells Fargo Bank, National Association, Principal Commercial Funding, LLC and
Morgan Stanley Mortgage Capital Inc. generally are mortgage loan sellers and sponsors, and Bear Stearns Commercial Mortgage Securities Inc., an affiliate of
BSCMI (the "BSCMSI Depositor"), and Morgan Stanley Capital I Inc., which is an affiliate of Morgan Stanley Mortgage Capital Inc., have alternately acted as depositor and the "PWR" program, in which BSCMI, Prudential Mortgage Capital
Funding, LLC, Wells Fargo Bank, National Association, Principal Commercial
Funding, LLC and Nationwide Life Insurance Company generally are mortgage loan sellers, and the BSCMSI Depositor acts as depositor. As of January 1, 2006,
BSCMI securitized approximately $5 billion of commercial mortgage loans through the TOP program and approximately $5 billion of commercial mortgage loans through the PWR program.

                                      S-81

     Neither BSCMI nor any of its affiliates acts as servicer of the commercial mortgage loans in its securitizations. Instead, BSCMI sells the right to be appointed servicer of its securitized mortgage loans to rating-agency approved servicers, including Wells Fargo Bank, National Association, the master servicer in this transaction, and Bank of America, N.A.

BSCMI's Underwriting Standards

     General. All of the BSCMI mortgage loans were originated by BSCMI or an affiliate of BSCMI, in each case, generally in accordance with the underwriting criteria summarized below. Each lending situation is unique, however, and the facts and circumstance surrounding the mortgage loan, such as the quality, tenancy and location of the real estate collateral and the sponsorship of the borrower, will impact the extent to which the general criteria are applied to a specific mortgage loan. The underwriting criteria are general, and there is no assurance that every mortgage loan will comply in all respects with the criteria.

     Mortgage Loan Analysis. The BSCMI credit underwriting team for each mortgage loan is comprised of real estate professionals from BSCMI. The underwriting team for each mortgage loan is required to conduct an extensive review of the related mortgaged property, including an analysis of the appraisal, engineering report, environmental report, historical property operating statements, rent rolls, current and historical real estate taxes, and a review of tenant leases. The review includes a market analysis which focuses on supply and demand trends, rental rates and occupancy rates. The credit and background of the borrower and certain key principals of the borrower are examined prior to approval of the mortgage loan. This analysis includes a review of historical financial statements (which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, judgment, lien, bankruptcy and pending litigation searches. Borrowers generally are required to be special purpose entities. The credit of key tenants is also examined as part of the underwriting process. A member of the BSCMI underwriting team visits and inspects each property to confirm occupancy rates and to analyze the property's market and utility within the market.

     Loan Approval. Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from BSCMI and its affiliates. The loan committee may either approve a mortgage loan as recommended, request additional due diligence, modify the terms or reject a mortgage loan.

     Debt Service Coverage Ratio and LTV Ratio. BSCMI's underwriting criteria generally require the following minimum debt service coverage ratios and maximum loan to value ratios for each indicated property type:

PROPERTY TYPE                         DSCR GUIDELINE      LTV RATIO GUIDELINE
-------------                         --------------      -------------------
Multifamily                               1.20x                   80%
Office                                    1.25x                   75%
Anchored Retail                           1.20x                   80%
Unanchored Retail                         1.30x                   75%
Self-storage                              1.30x                   75%
Hotel                                     1.40x                   70%
Industrial                                1.25x                   70%
Manufactured Housing Community            1.25x                   75%

     Debt service coverage ratios are calculated based on anticipated
Underwritten Net Cash Flow at the time of origination. Therefore, the debt service coverage ratio for each mortgage loan as reported elsewhere in this prospectus supplement may differ from the amount determined at the time of origination.

     Escrow Requirements. BSCMI generally requires a borrower to fund various escrows for taxes and insurance, replacement reserves and capital expenses.
Generally, the required escrows for mortgage loans originated by BSCMI are as follows:

                                      S-82

     Taxes and Insurance-Typically, a pro rated initial deposit and monthly deposits equal to 1/12 of the annual property taxes (based on the most recent property assessment and the current millage rate) and annual property insurance premium.

     Replacement Reserves-Monthly deposits generally based on the greater of the amount recommended pursuant to a building condition report prepared for BSCMI or the following minimum amounts:

          PROPERTY TYPE                           RESERVE GUIDELINE
          -------------                           -----------------
          Multifamily                             $250 per unit
          Office                                  $0.20 per square foot
          Retail                                  $0.15 per square foot
          Self-storage                            $0.15 per square foot
          Hotel                                   5% of gross revenue
          Industrial                              $0.10 - $0.15 per square foot
          Manufactured Housing Community          $50 per pad

     Deferred Maintenance/Environmental Remediation-An initial deposit, upon funding of the mortgage loan, in an amount generally equal to 125% of the estimated costs of the recommended substantial repairs or replacements pursuant to the building condition report completed by a licensed engineer and the estimated costs of environmental remediation expenses as recommended by an independent environmental assessment.

     Re-tenanting-In some cases major leases expire within the mortgage loan term. To mitigate this risk, special reserves may be funded either at closing and/or during the mortgage loan term to cover certain anticipated leasing commissions or tenant improvement costs which may be associated with re-leasing the space occupied by these tenants.

Morgan Stanley Mortgage Capital Inc.

     Morgan Stanley Mortgage Capital Inc., a New York corporation formed in 1984
("MSMC") is a sponsor of this transaction and is one of the mortgage loan sellers MSMC is an affiliate of the depositor and one of the underwriters and is a direct wholly owned subsidiary of Morgan Stanley (NYSE: MWD). The executive offices of MSMC are located at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000. MSMC also has offices in Chicago, Illinois, Los
Angeles, California and Irvine, California. MSMC originates and purchases commercial and multifamily mortgage loans primarily for securitization or resale. MSMC also provides warehouse and repurchase financing to residential mortgage lenders, purchases residential mortgage loans for securitization or resale, or for its own investment, and acts as sponsor of residential mortgage loan securitizations. Neither MSMC nor any of its affiliates currently acts as servicer of the mortgage loans in its securitizations. MSMC originated all of the mortgage loans it is selling to us, which represent 24.5% of the initial outstanding pool balance.

MSMC's Commercial Mortgage Securitization Program

     MSMC has been active as a sponsor of securitizations of commercial mortgage loans since its formation. As a sponsor, MSMC originates or acquires mortgage loans and either by itself or together with other sponsors or mortgage loan sellers, initiates the securitization of the mortgage loans by transferring the mortgage loans to a securitization depositor, including Morgan Stanley Capital I
Inc., or another entity that acts in a similar capacity. In coordination with its affiliate, Morgan Stanley & Co. Incorporated, and other underwriters, MSMC works with rating agencies, investors, mortgage loan sellers and servicers in structuring the securitization transaction. MSMC acts as sponsor and mortgage loan seller both in transactions in which it is the sole sponsor or mortgage loan seller and transactions in which other entities act as sponsor or mortgage loan seller. MSMC's "IQ," "HQ" and "TOP" securitization programs typically involve multiple mortgage loan sellers.

     Substantially all mortgage loans originated by MSMC are sold to securitizations as to which MSMC acts as either sponsor or mortgage loan seller.
Mortgage loans originated and securitized by MSMC include both fixed rate and floating rate mortgage loans and both large mortgage loans and conduit mortgage loans (including those shown in the table below), and mortgage loans included in both public and private securitizations. MSMC also originates

                                      S-83

subordinate and mezzanine debt which is generally not securitized. The following table sets forth information with respect to originations and securitizations of commercial and multifamily mortgage loans by MSMC for the four years ending on
December 31, 2005.

                                                                    TOTAL MSMC
                                                                  MORTGAGE LOANS       TOTAL MSMC
                                   TOTAL MSMC MORTGAGE LOANS     SECURITIZED WITH       MORTGAGE
                  TOTAL MSMC           SECURITIZED WITH           NON-AFFILIATED         LOANS
YEAR            MORTGAGE LOANS*       AFFILIATED DEPOSITOR           DEPOSITOR         SECURITIZED
----            ---------------       --------------------           ---------         -----------
                                     (APPROXIMATE AMOUNTS IN BILLIONS OF $S)

2005                 12.1                     8.2                       1.8               10.0
2004                  7.7                     5.3                       1.2                6.5
2003                  6.4                     3.3                       1.3                4.6
2002                  4.6                     2.2                       0.6                2.8

     *Includes all mortgage loans originated or purchased by MSMC in the relevant year. Mortgage loans originated in a given year that were not securitized in that year generally were held for securitization in the following year.

     MSMC's large mortgage loan program typically originates mortgage loans larger than $75 million, although MSMC's conduit mortgage loan program also sometimes originates such large mortgage loans. MSMC originates commercial mortgage loans secured by multifamily, office, retail, industrial, hotel, manufactured housing and self-storage properties. The largest property concentrations of MSMC securitized loans have been in retail and office properties, and the largest geographic concentrations have been in California and New York.

Underwriting Standards

     Conduit mortgage loans originated by MSMC will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific mortgage loan. The underwriting criteria are general, and in many cases exceptions to one or more of these guidelines may be approved. Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

     The MSMC credit underwriting team for each mortgage loan is required to conduct a review of the related mortgaged property, generally including an analysis of the historical property operating statements, rent rolls, current and historical real estate taxes, and a review of tenant leases. The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the mortgage loan. This analysis generally includes a review of historical financial statements (which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the MSMC underwriting team visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and visibility and demand generators. As part of its underwriting procedures, MSMC also generally performs the procedures and obtains the third party reports or other documents described in this prospectus supplement under "Description of the Mortgage
Pool--Assessments of Property Value and Condition," "--Appraisals,"
"--Environmental Assessments," "--Property Condition Assessments," "--Seismic
Review Process," and "--Zoning and Building Code Compliance." MSMC typically retains outside consultants to conduct its credit underwriting.

     Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from MSMC and its affiliates. The loan committee may either approve a mortgage loan as recommended, request additional due diligence, modify the terms, or reject a mortgage loan.

                                      S-84

     Debt Service Coverage Ratio and LTV Ratio. MSMC's underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum LTV
Ratio of 80%. However, these requirements constitute solely guidelines, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, MSMC may originate a mortgage loan with a lower debt service coverage ratio or higher LTV Ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees,
MSMC's judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by MSMC there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher LTV Ratio, if such subordinate or mezzanine debt is taken into account.

     The debt service coverage ratio guidelines set forth above are calculated based on Underwritten Net Cash Flow at origination. Therefore, the debt service coverage ratio for each Mortgage Loan as reported in the prospectus supplement and Appendix II may differ from the amount calculated at the time of origination. In addition, MSMC's underwriting guidelines generally permit a maximum amortization period of 30 years. However, certain loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage
Pool" in this prospectus supplement.

     Escrow Requirements. MSMC often requires a borrower to fund various escrows for taxes and insurance, and may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in some cases only during periods when certain debt service coverage ratio tests are not satisfied. In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given reserve or escrow. MSMC conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by MSMC.

Servicing

     MSMC currently contracts with third party servicers for servicing the mortgage loans that it originates or acquires. Third party servicers are assessed based upon the credit quality of the servicing institution. The servicers may be reviewed for their systems and reporting capabilities, review of collection procedures and confirmation of servicers' ability to provide loan-level data. In addition, MSMC may conduct background checks, meet with senior management to determine whether the servicer complies with industry standards or otherwise monitor the servicer on an ongoing basis.

Wells Fargo Bank, National Association

     Wells Fargo Bank, National Association, a national banking association
("Wells Fargo Bank"), is a sponsor of this transaction and is one of the mortgage loan sellers. Wells Fargo Bank originated and underwrote all of the mortgage loans it is selling to us, which represent 19.2% of the Initial Pool
Balance.

     Wells Fargo Bank is a wholly-owned subsidiary of Wells Fargo & Company
(NYSE: WFC). The principal office of Wells Fargo Bank's commercial mortgage origination division is located at 45 Fremont Street, 9th Floor, San Francisco,
California 94105, and its telephone number is (415) 396-7697.

Wells Fargo Bank's Commercial Mortgage Securitization Program

     Wells Fargo Bank has been active as a participant in securitizations of commercial and multifamily mortgage loans since 1995. Wells Fargo Bank originates commercial and multifamily mortgage loans and, together with other mortgage loan sellers and sponsors, participates in the securitization of such mortgage loans by transferring them to an unaffiliated securitization depositor and participating in structuring decisions. Multiple mortgage loan seller transactions in which Wells Fargo Bank has participated include the "TOP"
program in which Bear Stearns Commercial Mortgage Securities, Inc. and Morgan
Stanley Capital I Inc. have alternately acted as

                                      S-85

depositor, the "PWR" program in which Bear Stearns Commercial Mortgage
Securities, Inc. acts as depositor and the "HQ" and "LIFE" programs in which
Morgan Stanley Capital I Inc. acts as depositor.

     Between the inception of its commercial mortgage securitization program in
1995 and December 31, 2005, Wells Fargo Bank originated approximately 2,966 fixed rate commercial and multifamily mortgage loans with an aggregate original principal balance of approximately $14.6 billion, which were included in approximately 42 securitization transactions. The properties securing these loans include multifamily, office, retail, industrial, hospitality, manufactured housing and self-storage properties. Wells Fargo Bank and certain of its affiliates also originate other commercial and multifamily mortgage loans that are not securitized, including subordinated and mezzanine loans. In the year ended December 31, 2005, Wells Fargo Bank originated and securitized commercial and multifamily mortgage loans with an aggregate original principal balance of approximately $3.9 billion, all of which were included in securitization transactions in which an unaffiliated entity acted as depositor.

Servicing

     Wells Fargo Bank services the mortgage loans that it originates, and is acting as master servicer in this transaction. See "Transaction Parties-Master
Servicer," in this prospectus supplement. Wells Fargo Bank is also acting as paying agent, certificate registrar, authenticating agent and tax administrator in this transaction.

Underwriting Standards

     Wells Fargo Bank generally underwrites commercial and multifamily mortgage loans originated for securitization in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding a particular mortgage loan, such as the quality, location and tenancy of the mortgaged property and the sponsorship of the borrower, will impact the extent to which the underwriting criteria are applied to that mortgage loan. The underwriting criteria are general guidelines, and in many cases exceptions to one or more of the criteria may be approved.
Accordingly, no representation is made that each mortgage loan originated by
Wells Fargo Bank will comply in all respects with the underwriting criteria.

     An underwriting team comprised of real estate professionals conducts a review of the mortgaged property related to each loan, generally including an analysis of historical property operating statements, if available, rent rolls, current and historical real estate taxes, and tenant leases. The borrower and certain key principals of the borrower are reviewed for financial strength and other credit factors, generally including financial statements (which are generally unaudited), third-party credit reports, and judgment, lien, bankruptcy and pending litigation searches. Depending on the type of the mortgaged property and other factors, the credit of key tenants also may also be reviewed. Each mortgaged property is generally inspected to ascertain its overall quality, competitiveness, physical attributes, neighborhood, market, accessibility, visibility and demand generators. Wells Fargo Bank generally obtains the third party reports or other documents described in this prospectus supplement under
"Description of the Mortgage Pool-Assessments of Property Value and Condition,"
"-Appraisals," "-Environmental Assessments," "-Property Condition Assessments,"
"-Seismic Review Process," and "-Zoning and Building Code Compliance."

     A loan committee of senior real estate professionals reviews each proposed mortgage loan before a commitment is made. The loan committee may approve or reject a proposed loan, or may approve it subject to modifications or satisfaction with additional due diligence.

     Debt Service Coverage Ratio and LTV Ratio. Wells Fargo Bank's underwriting criteria generally require a minimum debt service coverage ratio of 1.20x and a maximum LTV Ratio of 80%. However, as noted above, these criteria are general guidelines, and exceptions to them may be approved based on the characteristics of a particular mortgage loan. For example, Wells Fargo Bank may originate a mortgage loan with a lower debt service coverage ratio or a higher LTV Ratio based on relevant factors such as the types of tenants and leases at the mortgaged property or additional credit support such as reserves, letters of credit or guarantees. In addition, with respect to certain mortgage loans originated by Wells Fargo Bank or its affiliates there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher LTV Ratio, if such subordinate or mezzanine debt is taken into account.

                                      S-86

     For purposes of the underwriting criteria, Wells Fargo Bank calculates the debt service coverage ratio for each mortgage loan on the basis of Underwritten
Net Cash Flow at loan origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this prospectus supplement and Appendix II hereto may differ from the ratio for such loan calculated at the time of origination. In addition, Wells Fargo Bank's underwriting criteria generally permit a maximum amortization period of 30 years. However, certain mortgage loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See
"Description of the Mortgage Pool" in this prospectus supplement.

     Escrow Requirements. Wells Fargo Bank may require a borrower to fund escrows or reserves for taxes and insurance or, in some cases, requires such escrows or reserves to be funded only upon a triggering event, such as an event of default under the related mortgage loan. Wells Fargo Bank may also require a borrower to fund escrows or reserves for other purposes such as deferred maintenance, re-tenanting expenses and capital expenditures, in some cases only during periods when certain debt service coverage ratios are not satisfied. In some cases, in lieu of funding an escrow or reserve, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed. Wells Fargo Bank reviews the need for a particular escrow or reserve on a loan-by-loan basis and does not require escrows or reserves to be funded for each mortgage loan.

Principal Commercial Funding, LLC

     Principal Commercial Funding, LLC ("PCF") a Delaware limited liability company formed in 1998, is a sponsor of this transaction and one of the mortgage loan sellers. PCF is a wholly owned subsidiary of Principal Global Investors,
LLC, which is a wholly owned subsidiary of Principal Life Insurance Company.
Principal Life Insurance Company is a wholly-owned subsidiary of Principal
Financial Services, Inc., which is wholly-owned by Principal Financial Group
(NYSE: PFG). The principal offices of PCF are located at 801 Grand Avenue, Des
Moines, Iowa 50392, telephone number (515) 248-3944.

     PCF's principal business is the underwriting, origination and sale of mortgage loans secured by commercial and multifamily properties, which mortgage loans are in turn primarily sold into securitizations. PCF or an affiliate of
PCF originated all of the mortgage loans it is selling to us, which represent
11.5% of the initial mortgage pool balance. Principal Global Investors, LLC, an affiliate of PCF and a primary servicer in this transaction, services the mortgage loans sold to the trust by PCF.

Principal Commercial Funding, LLC's Commercial Real Estate Securitization
Program

     PCF has been active as a participant in securitizations of commercial mortgage loans since 1999. PCF originates mortgage loans and either by itself or together with other mortgage loan sellers, participates in the securitization of such mortgage loans by transferring the mortgage loans to a securitization depositor or another entity that acts in a similar capacity. Multiple mortgage loan seller transactions in which PCF has participated in to date include the
"TOP" program in which Bear Stearns Commercial Mortgage Securities, Inc. and
Morgan Stanley Capital I Inc. have alternately acted as depositor, the "PWR"
program in which Bear Stearns Commercial Mortgage Securities, Inc. acts as depositor and the "IQ", "HQ" and "LIFE" programs in which Morgan Stanley Capital
I Inc. has acted as depositor.

     As of December 31, 2005, the total amount of commercial and multifamily mortgage loans originated by PCF and included in securitizations since the inception of its commercial mortgage securitization program in 1998 was approximately $7.4 billion (the "PCF Securitized Loans"). As of such date, the
PCF Securitized Loans included approximately 1,112 mortgage loans, all of which were fixed rate, which have been included in approximately 31 securitizations.
In connection with originating commercial mortgage loans for securitization, PCF and/or certain of PCF's affiliates also originate subordinate or mezzanine debt which is generally not securitized. In its fiscal year ended December 31, 2005,
PCF originated and securitized approximately $2.2 billion of commercial and multifamily mortgage loans, all of which were included in securitizations in which an unaffiliated entity acted as depositor. PCF's total securitizations have grown from approximately $337.7 million in 1999 to approximately $2.2 billion in 2005.

                                      S-87

     The commercial mortgage loans originated by PCF include fixed rate conduit loans. PCF's conduit loan program (which is the program under which PCF originated the mortgage loans that will be deposited into the transaction described in this prospectus supplement), also sometimes originates large loans which have been securitized within conduit issuances. PCF originates commercial mortgage loans secured by multifamily, office, retail, industrial, hotel, manufactured housing and self-storage properties.

     Principal Global Investors, LLC, an affiliate of PCF and a primary servicer in this transaction, services such mortgage loans on PCF's behalf. See
"Transactions Parties--Primary Servicer" in this prospectus supplement.

Underwriting Standards

     Conduit mortgage loans originated for securitization by PCF or an affiliate of PCF in each case, will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstance surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific mortgage loan. The underwriting criteria are general, and in many cases exceptions may be approved to one or more of these guidelines. Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

     The credit underwriting team for each mortgage loan is comprised of real estate professionals of PCF and certain of its affiliates. The underwriting team for each mortgage loan is required to conduct a review of the related mortgaged property, generally including an analysis of the historical property operating statements, if available, rent rolls, current and historical real estate taxes, and a review of tenant leases. The review includes a market analysis which focuses on supply and demand trends, rental rates and occupancy rates. The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the mortgage loan.
This analysis generally includes a review of financial statements (which are generally unaudited), third-party credit reports, judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the underwriting team (or someone on its behalf), visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and visibility and demand generators. As part of its underwriting procedures, PCF also generally obtains the third party reports or other documents described in this prospectus supplement under "Description of the Mortgage Pool--Assessments of Property Value and Condition," "Appraisals," "Environmental Assessments,"
"Property Condition Assessments," "Seismic Review Process," and "Zoning and
Building Code Compliance."

     Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from PCF and its affiliates. The loan committee may either approve a mortgage loan as recommended, request additional due diligence, modify the terms, or reject a mortgage loan.

     Debt Service Coverage Ratio and LTV Ratio. PCF's underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum LTV
Ratio of 80%. However, these requirements constitute solely a guideline, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, PCF or its affiliates may originate a mortgage loan with a lower debt service coverage ratio or higher LTV
Ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees, PCF's judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by PCF or its affiliates there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher LTV Ratio, if such subordinate or mezzanine debt is taken into account.

     The debt service coverage ratio guidelines set forth above are calculated based on Underwritten Net Cash Flow at origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this prospectus supplement and Appendix I hereto may differ from the amount calculated at the time of origination. In addition,

                                      S-88

PCF's underwriting guidelines generally permit a maximum amortization period of
30 years. However, certain mortgage loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage Pool" in this prospectus supplement.

     Escrow Requirements. PCF often requires a borrower to fund various escrows for taxes and insurance or, in some cases, requires such reserves to be funded only upon a triggering event, such as an event of default under the related mortgage loan. PCF may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in some cases only during periods when certain debt service coverage ratio tests are not satisfied. In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given reserve or escrow. PCF conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by PCF.

     The information set forth in this prospectus supplement concerning the sponsors has been provided by them.

THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000. Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets and is not engaged in any activities except those related to the securitization of assets.

     The depositor was formed for the purpose of acting as a depositor in asset backed securities transactions. During the period commencing January 1, 2002 and terminating December 31, 2005, the depositor acted as depositor with respect to commercial and multifamily mortgage loan securitization transactions, in an aggregate amount of $33,767,957,511. MSMC has acted as a sponsor or co-sponsor of all of such transactions and contributed a substantial portion of the mortgage loans in such transactions, with the remainder having been contributed by numerous other loan sellers. The depositor has also acted as depositor with respect to numerous securitizations of residential mortgage loans.

     Morgan Stanley Capital I Inc. will have minimal ongoing duties with respect to the offered certificates and the mortgage loans. The depositor's duties will include, without limitation, (i) to appoint a successor trustee in the event of the resignation or removal of the trustee, (ii) to provide information in its possession with respect to the certificates to the paying agent to the extent necessary to perform REMIC tax administration, (iii) to indemnify the trustee, the paying agent and trust for any liability, assessment or costs arising from the depositor's bad faith, negligence or malfeasance in providing such information, (iv) to indemnify the trustee and the paying agent against certain securities laws liabilities, and (v) to sign or to contract with the master servicer to sign any annual report on Form 10-K, including the certification therein required under the Sarbanes-Oxley Act, and any distribution reports on
Form 10-D and Current Reports on Form 8-K required to be filed by the trust. The depositor is required under the Underwriting Agreement to indemnify the
Underwriters for certain securities law liabilities.

THE ISSUING ENTITY

     The issuing entity with respect to the offered certificates will be the
Morgan Stanley Capital I Trust 2006-TOP21 (the "Trust"). The Trust is a New York
common law trust that will be formed on the closing date pursuant to the Pooling and Servicing Agreement. The only activities that the Trust may perform are those set forth in the Pooling and Servicing Agreement, which are generally limited to owning and administering the mortgage loans and any REO Property, disposing of defaulted mortgage loans and REO Property, issuing the certificates, making distributions, providing reports to certificateholders and other activities described in this prospectus supplement. Accordingly, the Trust may not issue securities other than the certificates, or invest in securities, other than investing of funds in the certificate account and other accounts maintained under the Pooling and Servicing Agreement in certain short-term high-quality investments. The Trust may not lend or borrow money, except that the master

                                      S-89

servicer and the trustee may make advances of delinquent monthly debt service payments and servicing advances to the Trust, but only to the extent it deems such advances to be recoverable from the related mortgage loan; such advances are intended to provide liquidity, rather than credit support. The Pooling and
Servicing Agreement may be amended as set in this prospectus supplement under
"Description of the Offered Certificates--Amendments to the Pooling and
Servicing Agreement." The Trust administers the mortgage loans through the trustee, the paying agent, the master servicer and the special servicer. A discussion of the duties of the trustee, the paying agent, the master servicer and the special servicer, including any discretionary activities performed by each of them, is set forth in this prospectus supplement under "--The Trustee,"
"--The Paying Agent, Certificate Registrar and Authenticating Agent," "--The
Master Servicer," and "--The Special Servicer" and "Servicing of the Mortgage
Loans."

     The only assets of the Trust other than the mortgage loans and any REO
Properties are the Certificate Account and other accounts maintained pursuant to the Pooling and Servicing Agreement and the short-term investments in which funds in the Certificate Account and other accounts are invested. The Trust has no present liabilities, but has potential liability relating to ownership of the mortgage loans and any REO Properties, and the other activities described in this prospectus supplement, and indemnity obligations to the trustee, the paying agent, the master servicer and the special servicer. The fiscal year of the
Trust is the calendar year. The Trust has no executive officers or board of directors and acts through the trustee, the paying agent, the master servicer and the special servicer.

     The Depositor is contributing the mortgage loans to the Trust. The
Depositor is purchasing the mortgage loans from the mortgage loan sellers, as described in this prospectus supplement under "Description of the Mortgage
Pool--Sale of the Mortgage Loans" and "--Representations and Warranties."

     Since the Trust is a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the trust would be characterized as a
"business trust." The depositor has been formed as a bankruptcy remote special purpose entity. In connection with the sale of the mortgage loans from each mortgage loan seller to the depositor and from the depositor to the trust, certain legal opinions are required. Those opinions to the extent relating to an entity subject to the Bankruptcy Code are generally to the effect that:

     (1) If such mortgage loan seller were to become a debtor in a properly presented case under Title 11 of the United States Code (the "Bankruptcy Code"),
a federal bankruptcy court, would determine that (i) (a) a transfer of the mortgage loans by the related mortgage loan seller to the depositor (including collection thereon) in the form and manner set forth in the related mortgage loan purchase agreement would constitute a true sale or absolute transfer of such mortgage loans (including the collections thereon), rather than a borrowing by the related mortgage loan seller from the depositor secured by those mortgage loans, so that those mortgage loans (including the collections thereon) would not be property of the estate of the related mortgage loan seller under Section
541(a) of the Bankruptcy Code, and thus (b) the depositor's rights to the related mortgage loans (including the collections thereon) would not be impaired by the operation of Section 362(a) of the Bankruptcy Code; and

     (2) If the depositor were to become a debtor in a properly presented case under the Bankruptcy Code, a federal bankruptcy court would determine (i) (a) a transfer of the related mortgage loans by the depositor to the Trust Fund
(including the collections thereon) in the form and manner set forth in the
Pooling and Servicing Agreement would constitute a true sale or absolute transfer of those mortgage loans (including the collections thereon), rather than a borrowing by the depositor from the Trust Fund secured by those mortgage loans, so that those mortgage loans (including the collections thereon) would not be property of the estate of the depositor under Section 541(a) of the
Bankruptcy Code, and thus (b) the Trust Fund's rights to the related mortgage loans (including the collections thereon) would not be impaired by the operation of Section 362(a) of the Bankruptcy Code.

     Such legal opinions are based on numerous assumptions, and there can be no assurance that all of such assumed facts are true, or will continue to be true.
Moreover, there can be no assurance that a court would rule as anticipated in the foregoing legal opinions. Accordingly, although the transfer of the underlying mortgage loans from each seller to the depositor and from the depositor to the Trust has been structured as a sale, there can be no assurance that the sale of the underlying mortgage loans will not be recharacterized as a pledge, with the result that

                                      S-90

the depositor or Trust is deemed to be a creditor of the related mortgage loan seller rather than an owner of the mortgage loans. See "Risk Factors--The
Mortgage Loan Sellers Are Subject To Bankruptcy Or Insolvency Laws That May
Affect The Trust's Ownership Of The Mortgage Loans."

THE TRUSTEE AND THE CUSTODIAN

The Trustee

     LaSalle Bank National Association ("LaSalle") will act as the trustee under the Pooling and Servicing Agreement. LaSalle is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is a subsidiary of ABN AMRO Bank N.V., a
Netherlands banking corporation. LaSalle has extensive experience serving as trustee on securitizations of commercial mortgage loans. Since 1994, LaSalle has served as trustee on approximately 630 commercial mortgage-backed security transactions involving assets similar to the mortgage loans. As of December 22,
2005, LaSalle's portfolio of commercial mortgage-backed security transactions which it serves as trustee numbers 407 with an outstanding certificate balance of approximately $254 billion. The depositor, the master servicer, the special servicer and the primary servicer may maintain banking relationships in the ordinary course of business with LaSalle. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603.
Attention: Global Securities and Trust Services Group - Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21, or at
such other address as the trustee may designate from time to time. As of June
30, 2005, LaSalle Bank National Association had total assets of approximately
$69.7 billion.

     The trustee is at all times required to be, and will be required to resign if it fails to be, (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association organized and doing business under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" (without regard to plus or minus) by S&P and "Prime 1" by Moody's and whose long-term senior unsecured debt, is at all times rated not less than "A+" by S&P and "Aa3" by Moody's, or a rating otherwise acceptable to the Rating Agencies as evidenced by a confirmation from each Rating Agency that such trustee will not cause a downgrade, withdrawal or qualification of the then current ratings of any class of certificates.

Duties of the Trustee

     The trustee will make no representations as to the validity or sufficiency of the Pooling and Servicing Agreement, the certificates or any asset or related document and is not accountable for the use or application by the Depositor or the master servicer or the special servicer of any of the certificates or any of the proceeds of the certificates, or for the use or application by the Depositor or the master servicer or the special servicer of funds paid in consideration of the assignment of the mortgage loans to the trust or deposited into any fund or account maintained with respect to the certificates or any account maintained pursuant to the Pooling and Servicing Agreement or for investment of any such amounts. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the Pooling and Servicing Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Pooling and Servicing Agreement. The trustee is required to notify certificateholders of any termination of a master servicer or special servicer or appointment of a successor to the master servicer or the special servicer. The trustee will be obligated to make any Advance required to be made, and not made, by the master servicer under the Pooling and Servicing Agreement, provided that the trustee will not be obligated to make any Advance that it deems to be a nonrecoverable advance. The trustee will be entitled, but not obligated, to rely conclusively on any determination by the master servicer or the special servicer, solely in the case of Servicing Advances, if made, would be a nonrecoverable advance. The trustee will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as, but prior to, the master servicer. See "Description of the Offered Certificates--Advances"
in this prospectus supplement.

                                      S-91

     In addition to having express duties under the Pooling and Servicing
Agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the Pooling and Servicing Agreement is governed by New York law, certain New York state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the Pooling and Servicing Agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York
common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The Pooling and Servicing Agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

Matters Regarding the Trustee

     The trustee and its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons shall have not any liability to the trust or the certificateholders arising out of or in connection with the Pooling and Servicing Agreement, except for their respective negligence or willful misconduct.

     The trustee and each of its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons is entitled to indemnification from the trust for any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action or performance of obligations or exercise of rights incurred without negligence or willful misconduct on their respective part, arising out of, or in connection with the Pooling and Servicing Agreement, the mortgage loans, the certificates and the acceptance or administration of the trusts or duties created under the Pooling and Servicing Agreement (including, without limitation, any unanticipated loss, liability or expense incurred in connection with any action or inaction of any master servicer, any special servicer or the
Depositor but only to the extent the trustee is unable to recover within a reasonable period of time such amount from such third party pursuant to the
Pooling and Servicing Agreement), including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder and the trustee and each of its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons shall be entitled to indemnification from the trust for any unanticipated loss, liability or expense incurred in connection with the provision by it of the reports required to be provided by it pursuant to the Pooling and Servicing Agreement.

Resignation and Removal of the Trustee

     The trustee may at any time resign from its obligations and duties under the Pooling and Servicing Agreement by giving written notice to the Depositor, the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, the Depositor is required promptly to appoint a successor trustee meeting the requirements set forth above. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee (i) shall cease to be eligible to continue as trustee under the Pooling and Servicing Agreement, or (ii) shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii) a tax is imposed or threatened with respect to the trust or any REMIC by any state in which the trustee or the trust held by the trustee is located solely because of the location of the trustee in such state; provided, that, if the trustee agrees to indemnify the trust for such taxes, it shall not be removed pursuant to this clause (iii), or (iv) the continuation of the trustee as such would result in a downgrade, qualification or withdrawal of the rating by the Rating Agencies of any class of certificates with a rating as evidenced in writing by the Rating
Agencies, then Morgan Stanley Capital I Inc. may remove the trustee and appoint a successor trustee meeting the eligibility requirements set forth above. In the case

                                      S-92

of removal under clauses (i), (ii), (iii) and (iv) above, the trustee shall bear all such costs of transfer. Holders of the certificates entitled to more than
50% of the voting rights may at any time remove the trustee for cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee meeting the eligibility requirements set forth above. Upon any succession of the trustee, the predecessor trustee will be entitled to the payment of compensation and reimbursement agreed to under the Pooling and
Servicing Agreement for services rendered and expenses incurred. The Pooling and
Servicing Agreement provides that expenses relating to resignation of the trustee or any removal of the trustee for cause will be required to be paid by the trustee, and expenses relating to the removal of the trustee without cause will be paid by the parties effecting such removal or if such parties refuse to pay, the Trust Fund.

Trustee Compensation

     As compensation for the performance of its duties as trustee, LaSalle Bank
National Association will be paid the monthly trustee fee. The trustee fee is an amount equal to, in any month, the product of the portion of a rate equal to
0.0017% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each mortgage loan for such month, and the scheduled principal balance of each mortgage loan. A portion of the trustee fee is payable to the paying agent. In addition, the trustee will be entitled to recover from the trust fund all reasonable unanticipated expenses and disbursements incurred or made by the trustee in accordance with any of the provisions of the Pooling and Servicing agreement, but not including routine expenses incurred in the ordinary course of performing its duties as trustee under the Pooling and Servicing Agreement, and not including any expense, disbursement or advance as may arise from its negligence or bad faith.

The Custodian

     LaSalle will also act as custodian under the Pooling and Servicing
Agreement. As custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the Trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine their validity. The custodian's duties regarding the mortgage loan files will be governed by the Pooling and Servicing Agreement. LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine, California. LaSalle's
two vault locations can maintain a total of approximately 6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly reconciliation process. LaSalle uses a proprietary collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

     Certain information set forth in this prospectus supplement concerning the trustee and the custodian has been provided by them.

THE PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

     Wells Fargo Bank, National Association ("Wells Fargo Bank") will serve as the paying agent (in such capacity, the "paying agent"). In addition, Wells
Fargo Bank will serve as registrar (in such capacity, the "certificate registrar") for purposes of recording and otherwise providing for the registration of the offered certificates and of transfers and exchanges of the definitive certificates, if issued, as authenticating agent of the certificates
(in such capacity, the "authenticating agent") and as tax administrator. Wells
Fargo Bank is a national banking association and a wholly-owned subsidiary of
Wells Fargo & Company. A diversified financial services company with approximately $397 billion in assets, 24 million customers and 143,000 employees, Wells Fargo &

                                      S-93

Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services.

     The Depositor, the mortgage loan sellers, any master servicer, any special servicer and any primary servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank's principal corporate trust offices are located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota
55479-0113. Wells Fargo Bank is also the master servicer and a mortgage loan seller. As compensation for the performance of its duties as paying agent, certificate registrar and authenticating agent, Wells Fargo will be paid a portion of the monthly Trustee Fee. The paying agent and certificate registrar will be entitled to indemnification upon similar terms to the trustee.

Paying Agent

     Under the terms of the Pooling and Servicing Agreement, the paying agent is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. In addition, the paying agent is responsible for the preparation of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly distribution reports on Form 10-D, annual reports on Form
10-K and current reports on Form 8-K that are required to be filed with the
Securities and Exchange Commission on behalf of the Trust. Wells Fargo Bank has been engaged in the business of commercial mortgage-backed securities administration since 1997. It has acted as paying agent with respect to more than 325 series of commercial mortgage-backed securities and, as of November 30,
2005, was acting as paying agent with respect to more than $200 billion of outstanding commercial mortgage-backed securities.

     Certain information set forth in this prospectus supplement concerning the paying agent, certificate registrar and authenticating agent has been provided by them.

MASTER SERVICER

     Wells Fargo Bank will be the master servicer under the Pooling and
Servicing Agreement for all of the mortgage loans. The principal commercial mortgage servicing offices of Wells Fargo Bank are located at 45 Fremont Street,
2nd Floor, San Francisco, California 94105.

     Wells Fargo Bank has originated and serviced commercial mortgage loans since before 1975 and has serviced securitized commercial mortgage loans since
1993. Wells Fargo Bank is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and Fitch. Moody's does not assign specific ratings to servicers. S&P has assigned to Wells Fargo Bank the ratings of STRONG as a primary servicer and
ABOVE AVERAGE as a master servicer and special servicer. Fitch has assigned to
Wells Fargo Bank the ratings of CMS2 as a master servicer, CPS1 as a primary servicer and CSS1 as a special servicer. S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

     As of September 30, 2005, Wells Fargo Bank was responsible for servicing approximately 7,789 commercial and multifamily mortgage loans with an aggregate outstanding principal balance of approximately $65.0 billion, including approximately 6,916 loans securitized in approximately 70 commercial mortgage-backed securitization transactions with an aggregate outstanding principal balance of approximately $57.6 billion, and also including loans owned by institutional investors and government sponsored entities such as Freddie
Mac. The properties securing these loans are located in all 50 states and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties. According to the Mortgage Bankers Association of
America, as of December 31, 2004, Wells Fargo Bank was the fourth largest commercial mortgage servicer in terms of both the number of loans being serviced and their aggregate outstanding principal balance.

                                      S-94

     Wells Fargo Bank has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, measures for notifying borrowers of payment delinquencies and other loan defaults and for working with borrowers to facilitate collections and performance prior to the occurrence of a servicing transfer event.

     A Wells Fargo Bank proprietary website (www.wellsfargo.com/com/comintro)
provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo Bank is master servicer, and also provides borrowers with access to current and historical loan and property information for such transactions.

     Certain of the duties of the master servicer and the provisions of the
Pooling and Servicing Agreement are set forth in this prospectus supplement under "Servicing of the Mortgage Loans." The manner in which collections on the mortgage loans are to be maintained is described under "Description of the
Agreements--Collection and Other Servicing Procedures" and "--Certificate
Account and Other Collection Accounts" in the accompanying prospectus. The advance obligations of the master servicer are described in this prospectus supplement under "Description of the Offered Certificates--Advances." Certain
terms of the Pooling and Servicing Agreement regarding the master servicer's removal, replacement, resignation or transfer are described in this prospectus supplement under "--Events of Default" and in the prospectus under "Description of the Agreements--Matters Regarding a Master Servicer and the Depositor."
Certain limitations on the master servicer's liability under the Pooling and
Servicing Agreement are described under "Description of the Agreements--Matters
Regarding a Master Servicer and the Depositor" in the prospectus and under
"Servicing of the Mortgage Loans--General" in this prospectus supplement.

     The master servicer may appoint one or more sub-servicers to perform all or any portion of its duties under the Pooling and Servicing Agreement, as described under "Servicing of the Mortgage Loans--General" in this prospectus supplement and under "Description of the Agreements--Subservicers" in the accompanying prospectus; provided that following the closing date the master servicer may not appoint a sub-servicer without the depositor's prior consent to the extent set forth in the Pooling and Servicing Agreement, which consent may not be unreasonably withheld. Wells Fargo Bank intends to appoint GMAC
Commercial Mortgage Corporation, CBRE Melody of Texas, LP and Capstone Realty
Advisors LLC as sub-servicers for certain mortgage loans at the request of the related seller, pursuant to sub-servicing agreements that require and entitle the respective sub-servicer to handle collections, hold escrow and reserve accounts and respond to and make recommendations regarding assignments and assumptions and other borrower requests. Wells Fargo Bank monitors and reviews the performance of sub-servicers appointed by it.

     Wells Fargo Bank has received an issuer rating of "Aaa" from Moody's. Wells
Fargo Bank's long term deposits are rated "Aaa" by Moody's, "AA" by S&P and
"AA+" by Fitch.

     Wells Fargo & Company is the holding company for Wells Fargo Bank. Wells
Fargo & Company files reports with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended. Such reports include information regarding Wells Fargo Bank and may be obtained at the website maintained by the Securities and Exchange Commission at www.sec.gov.

     The information set forth in this prospectus supplement concerning the master servicer has been provided by it.

PRIMARY SERVICER

     Principal Global Investors, LLC ("PGI") will act as primary servicer with respect to the mortgage loans sold to the Depositor by Principal Commercial
Funding, LLC. PGI, a Delaware limited liability company, is a wholly owned subsidiary of Principal Life Insurance Company. PGI is the parent of Principal
Commercial Funding, LLC. The principal servicing offices of PGI are located at
801 Grand Avenue, Des Moines, Iowa 50392.

                                      S-95

     PGI is ranked "Above Average" as a primary servicer and a special servicer of commercial real estate loans by S&P. PGI has extensive experience in servicing commercial real estate mortgage loans. PGI has been engaged in the servicing of commercial mortgage loans since 1970 and commercial mortgage loans originated for securitization since 1998.

     As of December 31, 2005, PGI was responsible for servicing approximately
2,700 commercial and multifamily mortgage loans, with an aggregate outstanding principal balance of approximately $19 billion. The portfolio of loans serviced by PGI includes commercial mortgage loans included in commercial mortgage-backed securitizations, portfolio loans and loans serviced for non-affiliated clients.
The portfolio consists of multifamily, office, retail, industrial, warehouse and other types of income-producing properties. PGI services loans in most states throughout the United States.

     As of December 31, 2005, PGI was a primary servicer in approximately 34 commercial mortgage-backed securitization transactions, servicing approximately
1,200 loans with an aggregate outstanding principal balance of approximately
$8.0 billion.

     PGI will enter into a servicing agreement with the master servicer to service the commercial mortgage loans sold to the Depositor by Principal
Commercial Funding, LLC and will agree, pursuant to such servicing agreement, to service such mortgage loans in accordance with the servicing standard. PGI's responsibilities will include, but are not limited to:

     o   collecting payments on the loans and remitting such amounts, net of certain fees to be retained by PGI as servicing compensation and certain other amounts, including escrow and reserve funds, to the master servicer;

     o   providing certain CMSA reports to the master servicer;

     o   processing certain borrower requests (and obtaining, when required, consent of the master servicer and/or special servicer, as applicable);
         and

     o   handling early stage delinquencies and collections; provided that servicing of defaulted loans is transferred from PGI to the special servicer, as required pursuant to the terms of the pooling and servicing agreement.

     PGI has developed policies, procedures and controls for the performance of primary servicing obligations consistent with applicable servicing agreements and servicing standards.

     The information set forth in this prospectus supplement concerning PGI has been provided by PGI.

THE SPECIAL SERVICER

     ARCap Servicing, Inc. will be appointed as the special servicer of all of the mortgage loans, and as such, will be responsible for servicing the Specially
Serviced Mortgage Loans and REO Properties. ARCap Servicing, Inc. ("ASI") is a
corporation organized under the laws of the state of Delaware and is a wholly-owned subsidiary of ARCap REIT, Inc. ARCap REIT, Inc. is anticipated to be the operating advisor with respect to the transaction described in this prospectus supplement. The principal offices of ARCap Servicing, Inc. are located at 5221 N. O'Connor Blvd. Suite 600, Irving, Texas 75039, and its
telephone number is 972-868-5300.

     Certain of the duties of the special servicer and the provisions of the
Pooling and Servicing Agreement regarding the special servicer, including without limitation information regarding the rights and obligations of the special servicer with respect to delinquencies, losses, bankruptcies and recoveries and the ability of the special servicer to waive or modify the terms of the mortgage loans are set forth in this prospectus supplement under
"Servicing of the Mortgage Loans--Mortgage Loan Modifications," "--Sale of
Defaulted Mortgage Loans" and "--Foreclosures." Certain terms of the Pooling and
Servicing Agreement regarding the special servicer's removal, replacement, resignation or transfer are described in this prospectus supplement under
"--Termination of Special

                                      S-96

Servicer." Certain limitations on the special servicer's liability under the
Pooling and Servicing Agreement are described in this prospectus supplement under "Servicing of the Mortgage Loan--General". ASI will service the specially serviced mortgage loans in this transaction in accordance with the procedures set forth in the Pooling and Servicing Agreement and in accordance with the mortgage loan documents and applicable laws.

     ASI has a special servicer rating of "CSS1" from Fitch. ASI is also on
S&P's Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked "STRONG" by S&P. As of September 30, 2005, ASI was the named special servicer in approximately 49 commercial mortgage-backed securities transactions representing approximately 7,248 loans, with an aggregate outstanding principal balance of approximately $50.5 billion. The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States, Canada, Virgin Islands and Puerto
Rico. With respect to such transactions as of such date, the special servicer was administering approximately 49 assets with an outstanding principal balance of approximately $301 million. All of these specially serviced assets are serviced in accordance with the applicable procedures set forth in the related pooling and servicing agreement that governs the asset. Since its inception in
2002 and through September 30, 2005, ASI has resolved 199 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of $1.07 billion.

     The special servicer shall segregate and hold all funds collected and received in connection with the operation of each REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property one or more accounts held in trust for the benefit of the Certificateholders (and the holder of the related B Note if in connection with an A/B Mortgage Loan and the holder of the related Serviced
Companion Mortgage Loan if in connection with a Loan Pair). This account or accounts shall be an Eligible Account. The funds in this account or accounts will not be commingled with the funds of the special servicer, or the funds of any of the special servicer's other serviced assets that are not serviced pursuant to the Pooling and Servicing Agreement.

     ARCap Servicing, Inc. has developed policies, procedures and controls for the performance of its special servicing obligations in compliance with the
Pooling and Servicing Agreement, applicable law and the applicable servicing standard.

     ASI was formed in 2002 for the purpose of supporting its parent's related business of acquiring and managing investments in subordinated CMBS for its own account and those of its managed funds. Since December 31, 2002 the number of commercial mortgage-backed securities transactions with respect to which ASI is the named special servicer has grown from approximately 24 transactions representing approximately 4,004 loans with an aggregate outstanding principal balance of approximately $24.5 billion, to approximately 49 transactions consisting of approximately 7,248 loans with an approximate outstanding aggregate principal balance of $50.5 billion as of September 30, 2005.

     The information set forth in this prospectus supplement concerning the special servicer has been provided by it.

                                      S-97

                     DESCRIPTION OF THE OFFERED CERTIFICATES

     Capitalized terms are defined in the "Glossary of Terms" in this prospectus supplement.

GENERAL

     The Series 2006-TOP21 Commercial Mortgage Pass-Through Certificates will be issued on or about January , 2006 pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-off Date, between the Depositor, the master servicer, the special servicer, the paying agent and the trustee.

     The certificates will represent in the aggregate the entire beneficial ownership interest in a trust consisting primarily of:

     o   the mortgage loans (including the Monmouth Mall Loan Non-Pooled
         Component) and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and Scheduled Payments of principal and interest due on or before the Cut-off Date;

     o   any mortgaged property acquired on behalf of the Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

     o   a security interest in any United States government obligations pledged in respect of the defeasance of a mortgage loan; and

     o   certain rights of the Depositor under, or assigned to the Depositor pursuant to, each of the Mortgage Loan Purchase Agreements relating to, among other things, mortgage loan document delivery requirements and the representations and warranties of the related mortgage loan seller regarding its mortgage loans.

     The certificates will be issued on the Closing Date and will only be entitled to Scheduled Payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

     The certificates will consist of various classes, to be designated as:

     o   the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3
         Certificates, the Class A-AB Certificates and the Class A-4
         Certificates;

     o   the Class X Certificates;

     o   the Class A-M Certificates, Class A-J Certificates, the Class B
         Certificates, the Class C Certificates, the Class D Certificates, the
         Class E Certificates, the Class F Certificates, the Class G
         Certificates, the Class H Certificates, the Class J Certificates, the
         Class K Certificates, the Class L Certificates, the Class M
         Certificates, the Class N Certificates, the Class O Certificates, the
         Class P Certificates and the Class MM-NA Certificates; and

     o   the Class R-I Certificates, the Class R-II Certificates and the Class
         R-III Certificates.

     The Class A Senior, Class A-M and Class A-J Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount.

     Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of The Depository
Trust Company ("DTC"). We have been informed by DTC that DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled

                                      S-98

to receive a fully registered physical certificate representing such interest, except as presented in the prospectus under "Description Of The
Certificates--Book-Entry Registration and Definitive Certificates." Unless and
until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by DTC upon instructions received from the related
Certificate Owners through DTC's participating organizations.

     All references in this prospectus supplement to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related Certificate Owners through DTC's Participants in accordance with DTC procedures. Until definitive certificates are issued in respect of any class of offered certificates, interests in such certificates will be transferred on the book-entry records of
DTC and its Participants. See "Description of the Certificates--Book-Entry
Registration and Definitive Certificates" in the prospectus.

     Certificateholders must hold their offered certificates in book-entry form, and delivery of the offered certificates will be made through the facilities of
DTC, in the United States, and may be made through the facilities of Clearstream
Banking or Euroclear, in Europe. Transfers within DTC, Clearstream Banking or
Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream Banking or
Euroclear, on the other, will be effected in DTC through Citibank, N.A. or
JPMorgan Chase, the relevant depositaries of Clearstream Banking and Euroclear, respectively.

     Because of time-zone differences, credits of securities received in
Clearstream Banking or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear participant or Clearstream Banking customer on such business day. Cash received in Clearstream Banking or Euroclear as a result of sales of securities by or through a Clearstream Banking customer or a Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Banking or
Euroclear cash account only as of the business day following settlement in DTC.

CERTIFICATE BALANCES

     Upon initial issuance, the Class A-1, Class A-2, Class A-3, Class A-AB,
Class A-4, Class A-M and Class A-J Certificates will have the following aggregate Certificate Balances. In each case, the Certificate Balance on the
Closing Date may vary by up to 5%:

                             APPROXIMATE INITIAL         APPROXIMATE
                            AGGREGATE CERTIFICATE     PERCENT OF INITIAL           RATINGS            APPROXIMATE
         CLASS                     BALANCE               POOL BALANCE           (MOODY'S/S&P)       CREDIT SUPPORT
         -----                     -------               ------------           -------------       --------------

       Class A-1                   $84,000,000                6.10%                Aaa/AAA              27.000%
       Class A-2                  $251,300,000               18.26%                Aaa/AAA              27.000%
       Class A-3                   $94,000,000                6.83%                Aaa/AAA              27.000%
       Class A-AB                  $75,000,000                5.45%                Aaa/AAA              27.000%
       Class A-4                  $500,174,000               36.35%                Aaa/AAA              27.000%
       Class A-M                  $137,599,000               10.00%                Aaa/AAA              17.000%
       Class A-J                   $92,880,000                6.75%                Aaa/AAA              10.250%

     The percentages indicated under the columns "Approximate Credit Support"
with respect to the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
Certificates represent the approximate credit support for the Class A-1, Class
A-2, Class A-3, Class A-AB and Class A-4 Certificates in the aggregate.

                                      S-99

     The initial Certificate Balance of each Principal Balance Certificate will be presented on the face of the certificate. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate Balance of each Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable Distribution Date, and will be further reduced by any Realized Losses and Expense Losses (or in the case of the Class MM-NA Certificates, any related Realized Losses and Expense
Losses on the Monmouth Mall Loan Non-Pooled Component) allocated to the
Certificate Balance of such certificate on such Distribution Date. See
"--Distributions" and "--Distributions--Subordination; Allocation of Losses and
Certain Expenses" below.

     The Interest Only Certificates will not have a Certificate Balance. Each such class of certificates will represent the right to receive distributions of interest accrued as described in this prospectus supplement on a Notional
Amount. The Notional Amount of the Class X Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance
Certificates outstanding from time to time.

     Accordingly, the Notional Amount of the Class X Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Certificate Balance of any class of Principal Balance Certificates. Upon initial issuance, the aggregate Notional Amount of the Class X Certificates will be
$1,375,992,558, subject to a permitted variance of plus or minus 5%. The
Notional Amount of the Class X Certificates is used solely for the purpose of determining the amount of interest to be distributed on such certificates and does not represent the right to receive any distributions of principal.

     The Residual Certificates will not have Certificate Balances or Notional
Amounts.

PASS-THROUGH RATES

     The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M and
Class A-J Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the
Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average
Net Mortgage Rate less a specified percentage, which percentage may be zero.

     The Pass-Through Rate applicable to the Class X Certificates for the initial Distribution Date will equal approximately % per annum. The Pass-Through
Rate applicable to the Class X Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X Certificates outstanding immediately prior to the related
Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will equal the Certificate Balance of one of the classes of the
Principal Balance Certificates. The applicable Class X Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of
Principal Balance Certificates. Under no circumstances will any Class X Strip
Rate be less than zero.

     The Class B, Class C, Class D, Class E, Class F, Class G and Class H
Certificates will, at all times, accrue interest at a per annum rate equal to
(i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The
Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates
will, at all times, accrue interest at a per annum rate equal to the lesser of %
and the Weighted Average Net Mortgage Rate. The Class MM-NA Certificates will, at all times, accrue interest at a per annum rate equal to the Net Mortgage Rate of the Monmouth Mall Loan Non-Pooled Component.

     The Administrative Cost Rate for each mortgage loan is presented in
Appendix II attached to this prospectus supplement. The Administrative Cost Rate will be payable on the Scheduled Principal Balance of each mortgage loan outstanding from time to time. The Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of such mortgage loan.

                                     S-100

DISTRIBUTIONS

General

     Distributions on or with respect to the certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each
Distribution Date, commencing in February 2006. Except as otherwise described below, all such distributions will be made to the persons in whose names the certificates are registered at the close of business on the related Record Date.
Every distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the paying agent with wiring instructions on or before the related
Record Date, or otherwise by check mailed to such Certificateholder.

     The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of such certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense
Loss previously allocated to such certificate, which reimbursement is to occur after the date on which such certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered such certificate. The likelihood of any such distribution is remote.
All distributions made on or with respect to a class of certificates will be allocated pro rata among such certificates based on their respective Percentage
Interests in such Class.

     Funds in the Distribution Account may be invested in investments permitted under the Pooling and Servicing Agreement selected by, and at the risk of, the paying agent. The investments are required to mature, unless payable by demand, not later than such time on the Distribution Date, which will allow the paying agent to make withdrawals from the Distribution Account to make distributions on or with respect to the certificates.

     Funds in the Certificate Account and Interest Reserve Account may be
invested in investments permitted under the Pooling and Servicing Agreement selected by, and at the risk of, the Master Servicer. The investments are required to mature, unless payable on demand, not later than the business day immediately preceding the next Master Servicer Remittance Date, and any such investment cannot be sold or disposed of prior to its maturity unless payable on demand.

The Available Distribution Amount

     With respect to any Distribution Date, distributions of interest on and principal of the certificates (other than the Class MM-NA Certificates) will be made from the Available Distribution Amount for that Distribution Date.

     With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amount will be deposited into the Interest Reserve Account in respect of each Interest Reserve Loan in an amount equal to one day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which such Distribution
Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made for such Due Date. For purposes of this calculation, the Net Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve
Amounts or the interest accrual basis as described in the definition of "Net
Mortgage Rate" in the "Glossary of Terms." With respect to the Distribution Date occurring in March of each year, the paying agent will withdraw an amount from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve Amount from the preceding January, if applicable, and February (commencing in 2006), and the withdrawn amount is to be included as part of the Available Distribution Amount for such Distribution Date. In addition, an amount equal to one day's interest for each Interest Reserve Loan will be deposited into the Interest Reserve Account on the closing date and this amount will also be included as part of the Available Distribution Amount for the Distribution Date in March 2006.

                                     S-101

     Fees and Expenses. The amounts available for distribution on the certificates on any Distribution Date will generally be net of the following amounts:

      TYPE/RECIPIENT                              AMOUNT                         FREQUENCY         SOURCE OF PAYMENT
      --------------                              ------                         ---------         -----------------

Fees

Servicing Fee /             The product of the portion of the per annum          Monthly.         Interest payment on
Master Servicer             Master Servicing Fee Rate for the master                              the related mortgage
                            servicer applicable to such month, determined in                      loan.
                            the same manner as the applicable mortgage rate
                            is determined for each mortgage loan for such
                            month, and the Scheduled Principal Balance of
                            each mortgage loan, reduced by any Compensating
                            Interest Payment.  The Master Servicing Fee Rate
                            will range, on a loan-by-loan basis, from 0.02%
                            per annum to 0.15% per annum.

Additional                  o  50% of assumption fees on non-Specially           Time to time.    The related fees or
Servicing                      Serviced Mortgage Loans;                                           investment income.
Compensation /
Master Servicer             o  all late payment fees and net default
                               interest (other than on Specially Serviced
                               Mortgage Loans) not used to pay interest on
                               Advances;

                            o  100% of application, loan modification,
                               forbearance and extension fees on
                               non-Specially Serviced Mortgage Loans;

                            o  all investment income earned on amounts
                               on deposit in the Collection Account and
                               (if not required to be paid to borrower)
                               escrow accounts;

                            o  any Prepayment Interest Excess not used
                               to offset Prepayment Interest Shortfalls
                               (other than on Specially Serviced Mortgage
                               Loans); and

                            o  the Primary Servicer is entitled to all or a
                               portion of the fees otherwise payable to the
                               master servicer set forth in the five bullet
                               points above that are paid on the mortgage
                               loans for which it acts as the primary
                               servicer.

Special Servicing           The product of the portion of a rate equal to        Monthly.      Collections on the
Fee / Special               0.25% per annum applicable to such month,                          mortgage loans in the
Servicer                    determined in the same manner as the applicable                    pool.
                            mortgage rate is determined for each specially
                            serviced mortgage loan for such month, and the
                            Scheduled Principal Balance of each Specially
                            Serviced Mortgage Loan.

Workout Fee /               1.0% of each collection of principal and             Monthly.      The related
Special Servicer            interest on each Rehabilitated Mortgage Loan.                      collection of
                                                                                               principal and/or
                                                                                               interest.

                                     S-102

      TYPE/RECIPIENT                              AMOUNT                        FREQUENCY         SOURCE OF PAYMENT
      --------------                              ------                        ---------         -----------------

Liquidation Fee /           1.0% of the Liquidation Proceeds received in        Upon receipt      The related
Special Servicer            connection with a full or partial liquidation of    of Liquidation    Liquidation Proceeds,
                            a Specially Serviced Mortgage Loan or related       Proceeds,         Condemnation Proceeds
                            REO Property and/or any Condemnation Proceeds or    Condemnation      or Insurance Proceeds
                            Insurance Proceeds received by the trust (other     Proceeds and
                            than Liquidation Proceeds received in connection    Insurance
                            with a repurchase by a mortgage loan seller or      Proceeds.
                            purchase by a mezzanine or subordinate lender
                            within the time periods specified in the
                            definition of Liquidation Fee in this prospectus
                            supplement).

Additional Special          o   all late payment fees and net default           Time to time.     The related fee or
Servicing                       interest (on Specially Serviced Mortgage                          investment income.
Compensation /                  Loans) not used to pay interest on Advances;
Special
                            o   50% of assumption fees on non-Specially
                                Servicer Serviced Mortgage Loans that require
                                special servicer consent and 100% of such fees
                                on Specially Serviced Mortgage Loans;

                            o   100% of application, loan modification,
                                forbearance and extension fees on Specially
                                Serviced Mortgage Loans; and

                            o   all investment income received on funds
                                in any REO Account.

Trustee Fee /               The product of the portion of a rate equal to       Monthly.          Interest on each
Trustee & Paying            0.0017% per annum applicable to such month,                           mortgage loan.
Agent                       determined in the same manner as the applicable
                            mortgage rate is determined for each mortgage loan
                            for such month, and the Scheduled Principal Balance
                            of each mortgage loan. A portion of the Trustee Fee
                            is payable to the paying agent.

Primary Servicing           The product of the applicable primary servicing     Monthly.          Collections on the
Fees                        fee rate and the scheduled principal balance of                       related mortgage
                            the applicable mortgage loan immediately before                       loan.
                            the related due date (prorated for the number of
                            days during the calendar month for that mortgage
                            loan for which interest actually accrues on that
                            mortgage loan).  The primary servicing fee rate
                            for each of Principal Global Investors, LLC and
                            Wells Fargo Bank, National Association is 0.01%
                            per annum.

Expenses

Servicing Advances          To the extent of funds available, the amount of     Time to time.     Recoveries on the
/ Master Servicer           any Servicing Advances.                                               related mortgage
and Trustee                                                                                       loan, or to the
                                                                                                  extent that the
                                                                                                  party making the
                                                                                                  advance determines
                                                                                                  it is nonrecoverable,
                                                                                                  from collections in
                                                                                                  the Certificate Account.

                                     S-103

      TYPE/RECIPIENT                              AMOUNT                        FREQUENCY          SOURCE OF PAYMENT
      --------------                              ------                        ---------          -----------------

Interest on                 At Prime Rate.                                      When Advance       First from late
Servicing Advances                                                              is reimbursed.     payment charges and
/ Master Servicer                                                                                  default interest in
and Trustee                                                                                        excess of the regular
                                                                                                   interest rate, and
                                                                                                   then from collections
                                                                                                   in the Certificate
                                                                                                   Account.

P&I Advances /              To the extent of funds available, the amount of     Time to time.      Recoveries on the
Master Servicer and         any P&I Advances.                                                      related mortgage
Trustee                                                                                            loan, or to the
                                                                                                   extent that the
                                                                                                   party making the
                                                                                                   advance determines
                                                                                                   it is nonrecoverable,
                                                                                                   from collections
                                                                                                   in the Certificate
                                                                                                   Account.

Interest on P&I             At Prime Rate.                                      When Advance       First from late
Advances / Master                                                               is reimbursed.     payment charges and
Servicer and Trustee                                                                               default interest in
                                                                                                   excess of the regular
                                                                                                   interest rate, and
                                                                                                   then from all
                                                                                                   collections in the
                                                                                                   Certificate Account.

Indemnification             Amounts for which the trustee, the paying agent,    From time to       All collections in
Expenses / Trustee,         the master servicer and the special servicer are    time.              the Certificate
Paying Agent,               entitled to indemnification.                                           Account.
Master Servicer and
Special Servicer

Trust Fund Expenses         Based on third party charges.                       From time to       All collections in
not Advanced (may                                                               time.              the Certificate
include                                                                                            Account.
environmental
remediation costs,
appraisals,
independent
contractor to
operate REO)

Application of the Available Distribution Amount

     On each Distribution Date, except as described under "--Optional
Termination" below, for so long as any class of offered certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest and Excess Liquidation Proceeds, if any for such date for the following purposes and in the following order of priority:

     (i)       to the holders of the Class A-1, Class A-2, Class A-3, Class
               A-AB, Class A-4 and Class X Certificates, the Distributable
               Certificate Interest Amount in respect of each such class for such Distribution Date, pro rata, in proportion to the
               Distributable Certificate Interest Amount payable in respect of each such Class;

                                     S-104

     (ii)      to the holders of the Class A-AB Certificates, the Principal
               Distribution Amount for such Distribution Date until the
               Certificate Balance of the Class A-AB Certificates has been reduced to the Planned Principal Balance for such Distribution
               Date;

     (iii)     upon payment to the Class A-AB Certificates of the above
               distribution, to the holders of the Class A-1 Certificates, the
               Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class A-1 Certificates has been reduced to zero; the portion of the Principal
               Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A-AB Certificates (in respect of the Planned Principal Balance);

     (iv)      upon payment in full of the aggregate Certificate Balance of the
               Class A-1 Certificates, to the holders of the Class A-2
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class A-2 Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A-AB
               (in respect of the Planned Principal Balance) and Class A-1
               Certificates;

     (v)       upon payment in full of the aggregate Certificate Balance of the
               Class A-2 Certificates, to the holders of the Class A-3
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class A-3 Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A-AB
               (in respect of the Planned Principal Balance), Class A-1 and
               Class A-2 Certificates;

     (vi)      upon payment in full of the aggregate Certificate Balance of the
               Class A-3 Certificates, to the holders of the Class A-AB
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class A-AB Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A-AB
               (in respect of the Planned Principal Balance), Class A-1, Class
               A-2 and Class A-3 Certificates;

     (vii)     upon payment in full of the aggregate Certificate Balance of the
               Class A-3 and Class A-AB Certificates, to the holders of the
               Class A-4 Certificates, the Principal Distribution Amount for
               such Distribution Date until the aggregate Certificate Balance of the Class A-4 Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A-1,
               Class A-2, Class A-3 and Class A-AB Certificates;

     (viii)    to the holders of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates and the Class X Certificates, pro rata in proportion to their respective entitlements to reimbursement described in this clause, to reimburse them for any Realized
               Losses or Expense Losses previously allocated to such
               certificates and for which reimbursement has not previously been fully paid (in the case of the Class X Certificates, insofar as
               Realized Losses or Expense Losses have resulted in shortfalls in the amount of interest distributed, other than by reason of a reduction of the Notional Amount), plus interest on such Realized
               Losses or Expense Losses, at one-twelfth the applicable
               Pass-Through Rate;

     (ix)      to the holders of the Class A-M Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

     (x)       upon payment in full of the aggregate Certificate Balance of the
               Class A-4 Certificates, to the holders of the Class A-M
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class A-M Certificates has been reduced to

                                     S-105

               zero; the portion of the Principal Distribution Amount
               distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A Senior Certificates;

     (xi)      to the holders of the Class A-M Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

     (xii)     to the holders of the Class A-J Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

     (xiii)    upon payment in full of the aggregate Certificate Balance of the
               Class A-M Certificates, to the holders of the Class A-J
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class A-J Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior and Class A-M Certificates;

     (xiv)     to the holders of the Class A-J Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate; and

     (xv)      to make payments to the holders of the private certificates
               (other than the Class X Certificates and the Class MM-NA
               Certificates) as contemplated below.

     Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all
Classes of Subordinate Certificates has been reduced to zero, or the aggregate
Appraisal Reduction (with respect to the Monmouth Mall Loan, solely the
Appraisal Reduction allocated to the Monmouth Mall Loan Pooled Component) in effect is greater than or equal to the aggregate Certificate Balance of all
Classes of Subordinate Certificates, the Principal Distribution Amount will be distributed:

o    first, to the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
     Certificates, in proportion to their respective Certificate Balances, in reduction of their respective Certificate Balances, until the aggregate
     Certificate Balance of each such Class is reduced to zero; and

o    second, to the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
     Certificates, based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and Expense Losses previously allocated to such Classes, plus interest on such Realized Losses or Expense
     Losses, at one-twelfth the applicable Pass-Through Rate.

     On each Distribution Date, following the above-described distributions on the offered certificates and the Class X Certificates, the paying agent will apply the remaining portion, if any, of the Available Distribution Amount for such date to make payments to the holders of each of the respective classes of private certificates, other than the Class X Certificates, the Class MM-NA
Certificates and Residual Certificates, in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2) and (3)
below, in that order, to the holders of the Class B Certificates, then payments under clauses (1), (2), and (3) below, in that order, to the holders of the
Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class O and Class P Certificates:

         (1)   to pay interest to the holders of the particular class of
               certificates, up to an amount equal to the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

                                     S-106

         (2)   if the aggregate Certificate Balance of each other class of
               Subordinate Certificates, if any, with an earlier alphabetical
               Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates) has been reduced to zero, to pay principal to the holders of the
               particular class of certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate Certificate Balance of such class of certificates and (b) the remaining Principal
               Distribution Amount for such Distribution Date; and

         (3)   to reimburse the holders of the particular class of certificates, up to an amount equal to (a) all Realized Losses and Expense
               Losses, if any, previously allocated to such class of
               certificates and for which no reimbursement has previously been paid, plus (b) all unpaid interest on such amounts, at
               one-twelfth the Pass-Through Rate of such Classes.

     Any portion of the Available Distribution Amount for any Distribution Date
that is not otherwise payable to the holders of REMIC Regular Certificates as contemplated above, will be paid to the holders of the Class R-I Certificates, and any amount of Excess Interest on deposit in the Excess Interest Sub-account for the related Collection Period will be paid to holders of the Class P
Certificates (regardless of whether the Certificate Balance of such Class has been reduced to zero).

     Excess Liquidation Proceeds will be deposited into the Reserve Account. On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance Certificates -- in order of alphabetical Class designation (provided that the Class A-M
Certificates will be senior in right to the Class A-J Certificates) -- for any, and to the extent of, Unpaid Interest; second, Realized Losses and Expense
Losses, including interest on Advances, previously allocated to them; and third, upon the reduction of the aggregate Certificate Balance of the Principal Balance
Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional special servicer compensation.

Application of the Monmouth Mall Loan Available Funds

     So long as no monetary or material non-monetary event of default under the
Monmouth Mall Loan has occurred and is continuing and there are no outstanding unreimbursed Advances with respect to the Monmouth Mall Loan, the Monmouth Mall
Loan Available Funds will be distributed by the master servicer in the following order of priority (the "Monmouth Mall Loan Non-Default Distribution Priority"):

     (i)       to the paying agent for the benefit of the certificates (other than the Class MM-NA Certificates) to be included as part of the
               Available Distribution Amount for such Distribution Date, up to an amount equal to all accrued and unpaid interest in respect of the Monmouth Mall Loan Pooled Component through the end of the related Interest Accrual Period;

     (ii)      to the paying agent for the benefit of the certificates (other than the Class MM-NA Certificates) to be included as part of the
               Available Distribution Amount for such Distribution Date as principal, up to an amount equal to the product of (x) the
               Monmouth Mall Loan Principal Distribution Amount for such
               Distribution Date and (y) the Monmouth Mall Loan Pooled
               Percentage for such Distribution Date;

     (iii)     to the paying agent for the benefit of the certificates (other than the Class MM-NA Certificates) to be included as part of the
               Available Distribution Amount for such Distribution Date, to reimburse such certificates for any Realized Losses and Expense
               Losses previously allocated to the Monmouth Mall Loan Pooled
               Component and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses and Expense
               Losses at the applicable interest rate;

     (iv)      to the paying agent to make distributions of interest to the holders of the Class MM-NA Certificates, up to an amount equal to all accrued and unpaid interest in respect of the Monmouth Mall
               Loan Non-Pooled Component through the end of the related Interest
               Accrual Period;

     (v)       to the paying agent to distribute to the holders of the Class
               MM-NA Certificates, up to an amount equal to the product of (x)
               the Monmouth Mall Loan Principal Distribution Amount for such

                                     S-107

              Distribution Date and (y) the Monmouth Mall Loan
              Non-Pooled Percentage for such Distribution Date; and

     (vi)     to the paying agent to distribute to the holders of the Class
              MM-NA Certificates, reimbursement for any Realized Losses and
              Expense Losses previously allocated to the Class MM-NA
              Certificates and for which reimbursement has not previously been fully paid.

     The amounts to be applied pursuant to clauses (i), (ii) and (iii) above will be included as part of the Available Distribution Amount for the related
Distribution Date and will be applied as described above to make distributions on the certificates (other than the Class MM-NA Certificates).

     If a monetary or material non-monetary event of default under the Monmouth
Mall Loan has occurred and is continuing (and the Monmouth Mall Loan Operating
Adviser has not cured the default) or if there are outstanding unreimbursed
Advances, the Monmouth Mall Loan Available Funds will be distributed by the master servicer in the following order of priority (the "Monmouth Mall Loan
Default Distribution Priority"):

     (i)       to the paying agent for the benefit of the certificates (other than the Class MM-NA Certificates) to be included as part of the
               Available Distribution Amount for such Distribution Date, up to an amount equal to all accrued and unpaid interest in respect of the Monmouth Mall Loan Pooled Component through the end of the related Interest Accrual Period;

     (ii)      to the paying agent for the benefit of the certificates (other than Class MM-NA Certificates) to be included as part of the
               Available Distribution Amount for such Distribution Date as principal, until the principal balance of the Monmouth Mall Loan
               Pooled Component is reduced to zero;

     (iii)     to the paying agent for the benefit of the certificates (other than Class MM-NA Certificates) to be included as part of the
               Available Distribution Amount for such Distribution Date, to reimburse such certificates for any Realized Losses and Expense
               Losses previously allocated to the Monmouth Mall Loan Pooled
               Component and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses and Expense
               Losses at the applicable interest rate;

     (iv)      to the paying agent to make distributions of interest to the holders of the Class MM-NA Certificates, up to an amount equal to all accrued and unpaid interest in respect of the Monmouth Mall
               Loan Non-Pooled Component through the end of the related Interest
               Accrual Period;

     (v)       after the principal balance of the Monmouth Mall Loan Pooled
               Component has been reduced to zero, to the paying agent to make distributions of principal to the holders of the Class MM-NA
               Certificates until the principal balance of the Monmouth Mall
               Loan Non-Pooled Component is reduced to zero; and

     (vi)      to the paying agent to distribute to the holders of the Class
               MM-NA Certificates, reimbursement for any Realized Losses and
               Expense Losses previously allocated to the Class MM-NA
               Certificates and for which reimbursement has not previously been fully paid.

     The amounts to be applied pursuant to clauses (i), (ii) and (iii) above will be included as part of the Available Distribution Amount for the related
Distribution Date and will be applied as described above to make distributions on the certificates (other than the Class MM-NA Certificates).

     Notwithstanding the foregoing, any Prepayment Interest Shortfalls with respect to the Monmouth Mall Loan will be allocated by the master servicer to reduce the amount of interest distributable, first to the Monmouth Mall Loan
Non-Pooled Component (and as a result, to the Class MM-NA Certificates) and then to the Monmouth Mall Loan Pooled Component and as a result to the other Classes of Certificates as described in this prospectus supplement.

     For purposes of calculating the allocation of collections on the Monmouth
Mall Loan between the Monmouth Mall Loan Pooled Component, on the one hand, and the Monmouth Mall Loan Non-Pooled Component

                                     S-108

on the other hand, the Monmouth Mall Loan Pooled Component will be deemed to have an initial principal balance of $137,000,000, as of the Cut-off Date (the
"Monmouth Mall Loan Pooled Balance") and the Monmouth Mall Loan Non-Pooled
Component will be deemed to have an initial principal balance of $28,000,000, as of the Cut-off Date (the "Monmouth Mall Loan Non-Pooled Balance").

     The Monmouth Mall Loan Pooled Component will accrue interest during each
Interest Accrual Period on the amount of the Monmouth Mall Loan Pooled Balance outstanding immediately prior to the related Distribution Date at a per annum rate equal to 5.439%. The Monmouth Mall Loan Non-Pooled Component will accrue interest during each Interest Accrual Period on the amount of the Monmouth Mall
Loan Non-Pooled Balance outstanding immediately prior to the related
Distribution Date at a per annum rate equal to approximately 5.439%. The
Monmouth Mall Loan Pooled Balance will be reduced on each Distribution Date by all distributions of principal made in respect of the Monmouth Mall Loan Pooled
Component on such Distribution Date pursuant to either clause (ii) of the
Monmouth Mall Loan Non-Default Distribution Priority or clause (ii) of the
Monmouth Mall Loan Default Distribution Priority, as applicable, and any related
Realized Losses and Expense Losses allocated to the Monmouth Mall Loan Pooled
Component on such Distribution Date. The Monmouth Mall Loan Non-Pooled Balance
will be reduced on each Distribution Date by all distributions of principal made to the Class MM-NA Certificates (in respect of the Monmouth Mall Loan Non-Pooled
Component) on such Distribution Date pursuant to either clause (v) of the
Monmouth Mall Loan Non-Default Distribution Priority or clause (v) of the
Monmouth Mall Loan Default Distribution Priority, as applicable, and any
Realized Losses and Expense Losses allocated to the Class MM-NA Certificates on such Distribution Date.

     With respect to the Monmouth Mall Loan, in the event that the Monmouth Mall
Loan is in default, the Monmouth Mall Loan Operating Adviser will have an option
(with respect to the Monmouth Mall Loan, the "Monmouth Mall Loan Purchase
Option") to purchase both the Monmouth Mall Loan Pooled Component and the
Monmouth Mall Loan Non-Pooled Component from the trust fund at a price (the
"Monmouth Mall Loan Option Price") generally equal to the unpaid principal balance of the Monmouth Mall Loan Pooled Component and the Monmouth Mall Loan
Non-Pooled Component, plus accrued and unpaid interest on such balance, all related unreimbursed Servicing Advances, together with accrued and unpaid interest on all Advances and all accrued Special Servicing Fees and other servicing compensation due to the Special Servicer under the terms of the
Pooling and Servicing Agreement and other additional trust expenses allocable to the Monmouth Mall Loan Pooled Component and the Monmouth Mall Loan Non-Pooled
Component whether paid or unpaid. In the event that future advances are made with respect to the Monmouth Mall Companion Loan, the related intercreditor agreement requires that the party effecting such purchase also purchase the
Monmouth Mall Companion Loan. If the Monmouth Mall Loan Operating Adviser fails to exercise this option within the time period set forth in the Pooling and
Servicing Agreement, certain other parties may have the right to exercise the
Monmouth Mall Loan Purchase Option.

     Unless and until the Option or the Monmouth Mall Loan Purchase Option with respect to a mortgage loan in default is exercised, the Special Servicer will be required to pursue such other resolution strategies available under the Pooling and Servicing Agreement, including workout and foreclosure, consistent with the
Servicing Standards, but the Special Servicer will not be permitted to sell the mortgage loan in default other than pursuant to the exercise of the Option or the Monmouth Mall Loan Purchase Option.

     For so long as the holders of the Class MM-NA Certificates are entitled to appoint the Monmouth Mall Loan Operating Adviser, the Monmouth Mall Loan
Operating Adviser will also have the option to cure (a) a default in the payment of a Scheduled Payment with respect to the Monmouth Mall Loan within four (4)
days of the receipt of notice of that default, (b) any other default susceptible to cure by the payment of money within 10 business days from the receipt of notice of that default and (c) a non-monetary default within 30 days from the receipt of notice of that default; provided that (x) no more than 3 consecutive cures of defaulted Scheduled Payments in any 12-month period are permitted, and
(y) no more than 6 cures of defaulted Scheduled Payments in the aggregate over the term of the Monmouth Mall Loan are permitted.

                                     S-109

Class A-AB Planned Principal Balance

     On each Distribution Date, the Class A-AB Certificates have priority with respect to receiving distributions of principal to reduce its Certificate
Balance to the Planned Principal Balance for such Distribution Date as described in "--Distributions--Application of the Available Distribution Amount" above.
The "Planned Principal Balance" for any Distribution Date is the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement. Such balances were calculated using, among other things, the Structuring Assumptions. Based on such assumptions, the Certificate Balance of the Class A-AB Certificates on each Distribution Date would be reduced to the balance indicated for such Distribution Date on Schedule A. There is no assurance, however, that the mortgage loans will perform in conformity with the
Structuring Assumptions. Therefore, there can be no assurance that the
Certificate Balance of the Class A-AB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date on Schedule
A. In general, once the Certificate Balances of the Class A-1, Class A-2 and
Class A-3 Certificates have been reduced to zero, any remaining portion on any
Distribution Date of the Principal Distribution Amount will be distributed to the Class A-AB Certificates until the Certificate Balance of the Class A-AB
Certificates is reduced to zero.

Distributions of Prepayment Premiums and Yield Maintenance Charges

     On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges
relating to a mortgage loan in the trust and collected during the related
Collection Period will be distributed by the paying agent on the classes of certificates as follows: to the holders of each of the Class A-1, Class A-2,
Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F, Class G and Class H Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates (other than the Class MM-NA Certificates) on that
Distribution Date, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the aggregate amount of such Prepayment
Premiums or Yield Maintenance Charges collected during the related Collection
Period. Any Prepayment Premiums or Yield Maintenance Charges relating to a mortgage loan in the trust and collected during the related Collection Period remaining after those distributions will be distributed to the holders of the
Class X Certificates.

     No Prepayment Premiums or Yield Maintenance Charges will be distributed to holders of the Class J, Class K, Class L, Class M, Class N, Class O, Class P and
Class MM-NA Certificates or the Residual Certificates. Any Prepayment Premiums
or Yield Maintenance Charges distributed to holders of a class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related principal prepayments.

Treatment of REO Properties

     Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining
Pass-Through Rates of, distributions on and allocations of Realized Losses and
Expense Losses to the certificates, as well as the amount of Master Servicing
Fees, Primary Servicing Fees, Excess Servicing Fees, Trustee Fees and Special
Servicing Fees payable under the Pooling and Servicing Agreement, be treated as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property, exclusive of related operating costs, will be "applied" by the master servicer as principal, interest and other amounts "due" on such mortgage loan; and, subject to the recoverability determination described under "--Advances" below and the effect of any Appraisal Reductions described under "--Appraisal
Reductions" below, the master servicer will be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and mortgage loans in the definitions of Weighted Average Net Mortgage Rate and Principal Distribution
Amount are intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO Property.

                                     S-110

Appraisal Reductions

     Not later than the earliest Appraisal Event with respect to any mortgage loan (including the Monmouth Mall Loan Non-Pooled Component, if applicable),
Loan Pair or A/B Mortgage Loan serviced under the Pooling and Servicing
Agreement, the special servicer is required to obtain an MAI appraisal, if the
Scheduled Principal Balance of the mortgage loan (including the Monmouth Mall
Loan Non-Pooled Component, if applicable), Loan Pair or A/B Mortgage Loan is greater than $2,000,000, or at its option, if the Scheduled Principal Balance of the mortgage loan (including the Monmouth Mall Loan Non-Pooled Component, if applicable), Loan Pair or A/B Mortgage Loan is equal to or less than $2,000,000, either obtain an MAI appraisal or perform an internal valuation of the related mortgaged property or REO Property, as the case may be. However, the special servicer, in accordance with the Servicing Standard, need not obtain either the
MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior twelve months. Notwithstanding the foregoing, an updated appraisal will not be required so long as a debt service reserve, letter of credit, guaranty or surety bond is available and has the ability to pay off the then unpaid principal balance of the mortgage loan in full except to the extent that the Special Servicer, in accordance with the Servicing Standard, determines that obtaining an appraisal is in the best interests of the
Certificateholders.

     As a result of such appraisal or internal valuation, an Appraisal Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan (including the Monmouth Mall Loan Non-Pooled
Component, if applicable), Loan Pair or A/B Mortgage Loan is brought current under the then current terms of such mortgage loan, Loan Pair or A/B Mortgage
Loan for at least three consecutive months. No Appraisal Reduction will exist as to any mortgage loan (including the Monmouth Mall Loan Non-Pooled Component, if applicable), Loan Pair or A/B Mortgage Loan after it has been paid in full, liquidated, repurchased or otherwise disposed of. An appraisal for any mortgage loan (including the Monmouth Mall Loan Non-Pooled Component, if applicable),
Loan Pair or A/B Mortgage Loan that has not been brought current for at least three consecutive months (or paid in full, liquidated, repurchased or otherwise disposed of) will be updated annually for so long as an Appraisal Reduction exists, with a corresponding adjustment to the amount of the related Appraisal
Reduction. In addition, the Operating Adviser (or in the case of the Monmouth
Mall Loan, the Monmouth Mall Loan Operating Adviser) may at any time request the special servicer to obtain, at the Operating Adviser's (or the Monmouth Mall
Loan Operating Adviser's, as applicable) expense, an updated appraisal, with a corresponding adjustment to the amount of the Appraisal Reduction (including, without limitation, any request of a B Note holder with respect to the related
A/B Mortgage Loan (or Operating Adviser on their behalf) if there shall have been a determination that such holder will no longer be the directing holder.

     The existence of an Appraisal Reduction will proportionately reduce the master servicer's or the trustee's, as the case may be, obligation to make the interest portion of P&I Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates;
provided that with respect to an Appraisal Reduction on the Monmouth Mall Loan, such Appraisal Reduction will be applied to the Class MM-NA Certificates prior to any application of such Appraisal Reduction to the Monmouth Mall Loan Pooled
Component (and as a result to the offered certificates). See "--Advances--P&I
Advances" below.

Subordination; Allocation of Losses and Certain Expenses

     As and to the extent described in this prospectus supplement, the rights of holders of the Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described in this prospectus supplement, to the rights of holders of the Senior
Certificates, and to the rights of the holders of each other class of
Subordinate Certificates with an earlier alphabetical Class designation
(provided that the Class A-M Certificates will be senior in right to the Class
A-J Certificates). This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution
Date, and the ultimate receipt by the holders of each class of Class A Senior
Certificates of principal in an amount equal to the entire Certificate Balance of the Class A Senior Certificates.

                                     S-111

     Similarly, but to decreasing degrees and in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate Certificates, other than the Class P Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire Certificate
Balance of such class of certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution
Date in accordance with the order of priority described above under
"--Application of the Available Distribution Amount" and by the allocation of
Realized Losses and Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the certificates.

     Allocation to the Class A Senior Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution
Date will generally have the effect of reducing the Certificate Balance of those
Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of certificates with Certificate Balances.
Thus, as principal is distributed to the holders of the Class A Senior
Certificates, the percentage interest in the trust evidenced by the Class A
Senior Certificates will be decreased, with a corresponding increase in the percentage interest in the trust evidenced by the Subordinate Certificates, thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Senior Certificates by the Subordinate
Certificates.

     Following retirement of the Class A Senior Certificates, the successive allocation to the Subordinate Certificates, in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), in each case until such Class is paid in full, of the entire Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such class of certificates as regards the relative amount of subordination afforded by the other Classes of Subordinate
Certificates with later alphabetical Class designations (provided that the Class
A-M Certificates will be senior in right to the Class A-J Certificates).

     Realized Losses of principal and interest on the mortgage loans and Expense
Losses for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be allocated to the
Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G,
Class F, Class E, Class D, Class C, Class B, Class A-J and Class A-M
Certificates, in that order, and then to the Class A-1, Class A-2, Class A-3,
Class A-AB and Class A-4 Certificates, pro rata, and, solely with respect to losses of interest (other than as a reduction of the Notional Amount), to the
Class X Certificates, pro rata with the Class A Senior Certificates, in each case reducing principal and/or interest otherwise payable thereon; provided that
Realized Losses with respect to the Monmouth Mall Loan will be allocated to the
Class MM-NA Certificates to the extent of the Certificate Balance of the Class
MM-NA Certificates before being allocated to any other Class of certificates.

     Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections or advances of principal that (in the absence of the reductions that we describe under the definition of "Principal Distribution Amount" in the
"Glossary of Terms" in this prospectus supplement) would otherwise be included in the total amount of principal distributable to certificateholders for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the total principal balance of the mortgage pool (net of advances of principal) and the total principal balance of the certificates (other than the Class MM-NA Certificates). The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph)
to reduce the principal balances of the Principal Balance Certificates (without accompanying principal distributions) on the distribution date for that collection period.

     Any shortfall in the amount of the Distributable Certificate Interest
Amount paid to the Certificateholders of any class of certificates on any
Distribution Date will result in Unpaid Interest for such Class, which will be distributable in subsequent periods to the extent of funds available therefor.

     Mortgage loan losses that are realized on the Monmouth Mall mortgage loan will be allocated to the Class MM-NA Certificates to the extent of the
Certificate Balance of the Class MM-NA Certificates before being allocated to any other Class of certificates.

                                     S-112

     Realized Losses with respect to any Serviced Pari Passu Mortgage Loan will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such Serviced Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage Loans. Any additional trust expenses under the Pooling and Servicing Agreement that are Expense Losses are to be paid, pro rata, out of collections on, and other proceeds of, any Serviced Pari
Passu Mortgage Loan and the one or more related Serviced Companion Mortgage
Loans.

     Realized Losses with respect to any A/B Mortgage Loan are to be allocated, and expenses are to be paid, first out of collections on, and other proceeds of, the related B Note and then out of collections on, and other proceeds of, the A
Note.

     Realized Losses with respect to the Monmouth Mall Loan are to be allocated, and expenses are to be paid, first, to reduce the Certificate Balance of the
Class MM-NA Certificates to zero, and then to reduce to the Monmouth Mall Loan
Pooled Balance of the Monmouth Mall Loan Pooled Component to zero.

Prepayment Interest Shortfalls and Prepayment Interest Excesses

     If the aggregate Prepayment Interest Shortfalls on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment Interest
Excesses for such mortgage loans for the Collection Period related to a
Distribution Date, the Master Servicing Fee and certain other compensation payable to the master servicer will be reduced by the amount of any Compensating
Interest. See "Servicing of the Mortgage Loans--The Master Servicer--Master
Servicer Compensation" in this prospectus supplement.

     Any Net Aggregate Prepayment Interest Shortfall for a Distribution Date
will be allocated to each Class of certificates (other than the Class MM-NA
Certificates), pro rata, in proportion to the amount of Accrued Certificate
Interest payable to such Class on such Distribution Date, in each case reducing interest otherwise payable thereon. The Distributable Certificate Interest
Amount in respect of any Class of certificates will be reduced to the extent any
Net Aggregate Prepayment Interest Shortfalls are allocated to such Class of certificates. See "Servicing of the Mortgage Loans--The Master Servicer--Master
Servicer Compensation" in this prospectus supplement.

     On any Distribution Date, to the extent that the aggregate Prepayment
Interest Excesses on all mortgage loans other than Specially Serviced Mortgage
Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the master servicer as additional servicing compensation. Likewise, to the extent that the aggregate Prepayment Interest Excesses on all Specially Serviced
Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the special servicer as additional servicing compensation.

     In the case of any mortgage loan that provides for a Due Date (including applicable grace periods) that occurs after the Determination Date occurring in the month of such Due Date, the master servicer will be required to remit to the trustee (for inclusion in the Available Distribution Amount for the distributions occurring in such month) any Principal Prepayments and Balloon
Payments that are received by the master servicer (from the borrower or the primary servicer) after the Determination Date but on or before the third business day prior to the related Distribution Date.

     With respect to the Monmouth Mall Loan, Prepayment Interest Shortfalls will be allocated first to the Monmouth Mall Loan Non-Pooled Component and then to the Monmouth Mall Loan Pooled Component. Any Prepayment Interest Shortfall, to
the extent not allocated to the Monmouth Mall Loan Non-Pooled Component and resulting in a Net Aggregate Prepayment Interest Shortfall, will be allocated to the certificates (other than the Residual Certificates and the Class MM-NA
Certificates) as described above.

OPTIONAL TERMINATION

     The holders of a majority of the controlling class, the special servicer, the master servicer and the holder of the majority interest in the Class R-I
Certificates, in that order, will have the option to purchase, in whole but not in part, the mortgage loans (including the Monmouth Mall Loan Non-Pooled
Component) and any other property remaining in the trust on any Distribution
Date on or after the Distribution Date on which the aggregate principal

                                     S-113

balance of the mortgage loans is less than or equal to 1% of the balance as of the Cut-off Date of the mortgage loans (including the Monmouth Mall Loan
Non-Pooled Component).

     The purchase price for any such purchase will be 100% of the aggregate unpaid principal balances of the mortgage loans (including the Monmouth Mall
Loan Non-Pooled Component), other than any mortgage loans as to which the master servicer has determined that all payments or recoveries with respect to such mortgage loans have been made, plus accrued and unpaid interest at the mortgage rate--or the mortgage rate less the Master Servicing Fee Rate if the master servicer is the purchaser--to the Due Date for each mortgage loan ending in the
Collection Period with respect to which such purchase occurs, plus unreimbursed
Advances, with interest thereon at the Advance Rate, and the fair market value of any other property remaining in the trust. The optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each
REMIC under Section 860F of the Code.

     Upon any such termination, the purchase price for the mortgage loans
(including the Monmouth Mall Loan Non-Pooled Component) and the other property in the trust will be applied to pay accrued and unpaid interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered
Certificates--Distributions--Application of the Available Distribution Amount"
in this prospectus supplement. Notice of any optional termination must be mailed by the paying agent on behalf of trustee to the Certificateholders and the
Rating Agencies upon the receipt of written notice of such optional termination by the trustee and the paying agent.

     ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY
OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT
AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

ADVANCES

P&I Advances

     On the business day prior to each Distribution Date, the master servicer will be obligated to make a P&I Advance in respect of each mortgage loan
(excluding the Monmouth Mall Loan Non-Pooled Component), subject to the following paragraph, but only to the extent that the master servicer or the special servicer has not determined, in its sole discretion, exercised in good faith, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including
Insurance Proceeds and Liquidation Proceeds, in respect of the related mortgage loan, and only until such mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required to be advanced by the master servicer with respect to interest on such a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

o    the amount of interest required to be advanced by the master servicer without giving effect to this sentence; and

o    a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan (or, in the case of the Monmouth Mall Loan, the Monmouth
     Mall Loan Pooled Component) as of the immediately preceding Determination
     Date less any Appraisal Reduction in effect with respect to such mortgage loan (or, in the case of a Serviced Pari Passu Mortgage Loan, the portion of the Appraisal Reduction that is allocable to such Serviced Pari Passu
     Mortgage Loan, as applicable, or, in the case of the Monmouth Mall Loan, the portion of the Appraisal Reduction that is allocable to the Monmouth
     Mall Loan Pooled Component) and the denominator of which is the Scheduled
     Principal Balance of the mortgage loan (or, in the case of the Monmouth
     Mall Loan, the Monmouth Mall Loan Pooled Component) as of such
     Determination Date.

     In addition, the master servicer will not in any event be required to (i)
advance prepayment or yield maintenance premiums, Excess Interest or default interest, if any, or (ii) make any P&I Advances on any B Note, any Serviced
Companion Mortgage Loan or the Monmouth Mall Loan Non-Pooled Component.

                                     S-114

     With respect to any mortgage loan that is delinquent in respect of its
Balloon Payment (excluding the Monmouth Mall Loan Non-Pooled Component), including any REO Property as to which the related mortgage loan provided for a
Balloon Payment, P&I Advances will be required in an amount equal to the Assumed
Scheduled Payment, less the related Master Servicing Fee, the Excess Servicing
Fee, the Primary Servicing Fee and any other servicing fees payable from such
Assumed Scheduled Payment, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled Payments.

     The master servicer will be entitled to interest on P&I Advances, which interest will accrue at the Advance Rate. This interest and any interest on other Advances will result in a reduction in amounts payable on the certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement.

     P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the master servicer or the special servicer determines in its sole discretion, exercised in good faith, that a P&I Advance will not be ultimately recoverable from related recoveries, from funds on deposit in the Certificate
Account and Distribution Account as described under "--Reimbursement of
Advances" below, provided, however, that amounts allocated to the Monmouth Mall
Loan Non-Pooled Component will not be available to reimburse P&I Advances or interest accrued thereon related to any Mortgage Loans other than the Monmouth
Mall Loan. P&I Advances made in respect of mortgage loans that have a grace period that expires after the Determination Date will not begin to accrue interest until the day succeeding the expiration date of any applicable grace period. In no event will the master servicer be required to make aggregate P&I
Advances with respect to any mortgage loan which, when including the amount of interest accrued on such advances at the Advance Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts on such mortgage loan.

     Subject to certain exceptions, the right of the master servicer to reimbursement or payment out of recoveries will be prior to the right of the
Certificateholders to receive any amounts recovered with respect to any mortgage loan. If the master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, each subject to the same limitations, and with the same rights, including the right to receive interest on such P&I
Advance, as described above for the master servicer.

     Neither the master servicer nor the trustee will be required to make any
P&I Advances with respect to the Monmouth Mall Loan Non-Pooled Component.

Servicing Advances

     Servicing Advances, in all cases, will be reimbursable as described below.
The master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account or
Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

     With respect to the mortgaged properties securing the mortgage loans, the master servicer will be obligated to make, and the special servicer may make,
Servicing Advances for, among other things, real estate taxes and insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates and not paid by the related borrower, on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO Properties, the master servicer will be obligated to make, and the special servicer may make, Servicing Advances, if necessary and to the extent that funds from the operation of the related REO Property are unavailable to pay any amounts due and payable, for:

     o   insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

     o   items such as real estate taxes and assessments in respect of such REO
         Property that may result in the imposition of a lien;

                                     S-115

     o   any ground rents in respect of such REO Property; and

     o   other costs and expenses necessary to maintain, manage or operate such
         REO Property.

     Notwithstanding the foregoing, the master servicer will be obligated to make such Servicing Advances only to the extent that the master servicer or the special servicer has not determined, as described below, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds, Condemnation
Proceeds, Liquidation Proceeds or proceeds of mortgage loan repurchases (or from any other collections), in respect of such mortgage loan or REO Property.

     The master servicer and the special servicer may incur certain costs and expenses in connection with the servicing of a mortgage loan, any Serviced
Companion Mortgage Loan, any B Note or the administration of REO Property.
Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan
(and, if applicable, the Monmouth Mall Loan Non-Pooled Component, the related
Serviced Companion Mortgage Loan or B Note) or REO Property. However, if the
master servicer or the special servicer, as applicable, determines, as described below, that any Servicing Advance previously made, and accrued interest thereon at the Advance Rate, will not be ultimately recoverable from such related recoveries, such advances will generally be reimbursable from amounts on deposit in the Certificate Account or Distribution Account as described under
"--Reimbursement of Advances" below, provided, however, that amounts allocated to the Monmouth Mall Loan Non-Pooled Component will not be available to reimburse Servicing Advances or interest accrued thereon related to any Mortgage
Loans other than the Monmouth Mall Loan. If the master servicer fails to make a required Servicing Advance, the trustee is required to make such Servicing
Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

Reimbursement of Advances

     Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate
Account in the collection period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable advances will be made first from amounts in the Certificate Account that are allocable to principal received with respect to the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that collection period (and similarly, in subsequent periods, from principal first and then from other collections), provided, however, that amounts allocated to the Monmouth Mall Loan Non-Pooled Component will not be available to reimburse P&I Advances, Servicing Advances or interest accrued on either related to any Mortgage Loans other than the Monmouth Mall
Loan. If interest on the mortgage loans is used to reimburse such nonrecoverable advances, then the party entitled to such reimbursement has agreed to notify the rating agencies at least fifteen (15) days prior to such use, unless circumstances exist which are extraordinary in the sole discretion of such party. If the amount in the Certificate Account allocable to principal received with respect to the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect at its sole option to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the advance). If a monthly P&I Advance or Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those advances
(together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such advance (together with interest thereon), unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate
Account that represent principal on the mortgage loans (net of any principal used to reimburse any nonrecoverable advance (together with interest thereon)).
To the extent that the reimbursement is made from principal, the Principal
Distribution Amount otherwise payable on the certificates on the related distribution date will be reduced and, in the case of reimbursement of nonrecoverable advances (or interest thereon), a Realized Loss will be allocated
(in reverse sequential order in accordance with the loss allocation rules described above under "--Distributions--Subordination; Allocation of Losses and
Certain Expenses") to reduce the total principal balance of the certificates on that distribution date. Any provision in the Pooling and Servicing Agreement for any Servicing Advance or P&I Advance by the master servicer, the special servicer or the trustee is intended solely to provide liquidity for the

                                     S-116

benefit of the Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

Nonrecoverable Advances

     The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable will be made in the sole discretion of the master servicer or special servicer, as applicable, exercising good faith, and is required to be accompanied by an officer's certificate delivered to the trustee, the special servicer or the master servicer (as applicable), the operating adviser or the Monmouth Mall Loan Operating Adviser
(as applicable), the Rating Agencies, the paying agent and us (and the holders of the Serviced Companion Mortgage Loan if the Servicing Advance relates to a
Loan Pair) and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. The master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders and the trustee. The trustee will be entitled to rely conclusively on any determination by the master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation, but will be entitled, to make a separate determination of recoverability.

     In addition, the master servicer or special servicer, in considering whether a P&I Advance or Servicing Advance is a nonrecoverable Advance, will be entitled to give due regard to the existence of any outstanding nonrecoverable advances with respect to other mortgage loans where reimbursement is, at the time of such consideration, being deferred or delayed by a master servicer, special servicer or the trustee because there is insufficient principal available for such reimbursement, in light of the fact that proceeds on the related mortgage loan are not only a source of reimbursement for the P&I Advance or Servicing Advance under consideration, but also a potential source of reimbursement for such deferred or delayed nonrecoverable Advance. In addition, the master servicer or special servicer may update or change its recoverability determinations at any time.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

Paying Agent Reports

     Based on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee and the paying agent, the paying agent will be required to provide or make available to each
Certificateholder on each Distribution Date:

     (a)      A statement (in the form of Appendix IV) setting forth, to the extent applicable:

              (i)     the date of such Distribution Date, and of the Record
                       Date, Interest Accrual Period, and Determination Date for
                       such Distribution Date;

              (ii)     the Available Distribution Amount for the Distribution
                       Date, and any other cash flows received on the mortgage
                       loans and applied to pay fees and expenses (including the
                       components of the Available Distribution Amount or such
                       other cash flows);

              (iii)    the aggregate amount of servicing fees, special servicing
                       fees, other special servicing compensation and trustee
                       fees paid to the master servicer, the Primary Servicer,
                       the special servicer, the holders of the rights to Excess
                       Servicing Fees, the trustee and the paying agent with
                       respect to the mortgage pool;

              (iv)     the amount of other fees and expenses accrued and paid
                       from the Trust Fund, including without limitation Advance
                       reimbursement and interest on Advances, and specifying
                       the purpose of such fees or expenses and the party
                       receiving payment of those amounts, if applicable;

              (v)      the amount, if any, of such distributions to the holders
                       of each Class of Principal Balance Certificates applied
                       to reduce the aggregate Certificate Balance of that
                       Class;

                                     S-117

              (vi)     the amount of such distribution to holders of each Class
                       of certificates allocable to (A) interest and (B)
                       Prepayment Premiums or Yield Maintenance Charges;

              (vii)    the amount of any shortfall in principal distributions
                       and any shortfall in interest distributions to each
                       applicable Class of certificates;

              (viii)   the amount of excess cash flow, if any distributed to the
                       holder of the Residual Certificates;

              (ix)     the aggregate Certificate Balance or notional amount of
                       each Class of certificates before and after giving effect
                       to the distribution made on such Distribution Date;

              (x)      the Pass-Through Rate applicable to each Class of
                       certificates for such Distribution Date;

              (xi)     the weighted average mortgage rate (and interest rates by
                       distributional groups or ranges) of the mortgage loans as
                       of the related Determination Date;

              (xii)    the amount on deposit in certain accounts established
                       pursuant to the Pooling and Servicing Agreement before
                       and after giving effect to the distribution made on such
                       Distribution Date (and any material account activity
                       since the prior Distribution Date);

              (xiii)   the number of outstanding mortgage loans and the
                       aggregate principal balance and Scheduled Principal
                       Balance of the mortgage loans and weighted average
                       remaining term at the close of business on the related
                       Determination Date, with respect to the mortgage pool;

              (xiv)    the number and aggregate Scheduled Principal Balance of
                       mortgage loans, with respect to the mortgage pool:

                       (A) delinquent 30 to 59 days,

                       (B) delinquent 60 to 89 days,

                       (C) delinquent 90 days or more,

                       (D) as to which foreclosure proceedings have been or

                       (E) as to which bankruptcy proceedings have been
                           commenced;

              (xv)     the aggregate amount and general purpose of Servicing
                       Advances and P&I Advances outstanding, separately stated,
                       that have been made by the master servicer, the special
                       servicer and the trustee with respect to the mortgage
                       pool;

              (xvi)    the number and related principal balances of any mortgage
                       loans modified, extended or waived on a loan-by-loan
                       basis since the previous Determination Date (including a
                       description of any material modifications, extensions or
                       waivers to mortgage loan terms, fees, penalties or
                       payments during the distribution period or that have
                       cumulatively become material over time);

              (xvii)   with respect to any REO Property included in the trust,
                       the principal balance of the related mortgage loan as of
                       the date of acquisition of the REO Property and the
                       Scheduled Principal Balance of the mortgage loan;

              (xviii)  as of the related Determination Date:

                                     S-118

                       (A)   as to any REO Property sold during the related
                       Collection Period, the date of the related determination
                       by such special servicer that it has recovered all
                       payments which it expects to be finally recoverable and
                       the amount of the proceeds of such sale deposited into
                       the applicable Certificate Account, and

                       (B)   the aggregate amount of other revenues collected by
                       each special servicer with respect to each REO Property
                       during the related Collection Period and credited to the
                       applicable Certificate Account, in each case identifying
                       such REO Property by the loan number of the related
                       mortgage loan;

              (xix)    the aggregate amount of Principal Prepayments made
                       during the related Collection Period, with respect to
                       the mortgage pool;

              (xx)     the amount of Unpaid Interest, Realized Losses or Expense
                       Losses, if any, incurred with respect to the mortgage
                       loans (including the Monmouth Mall Loan Non-Pooled
                       Component, if applicable), including a break out by type
                       of such Realized Losses or Expense Losses, with respect
                       to the mortgage pool;

              (xxi)    material breaches of mortgage loan representations and
                       warranties of which the trustee, the master servicer or
                       the special servicer has received written notice;

              (xxii)   the amount of any Appraisal Reductions effected during
                       the related Collection Period on a loan-by-loan basis and
                       the total Appraisal Reductions in effect as of such
                       Distribution Date, with respect to the mortgage pool; and

         (b)  A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in
              Appendix I.

         (c)  With respect to the Monmouth Mall Loan Pooled Component and the
              Monmouth Mall Loan Non-Pooled Component, such information as is set forth in the Pooling and Servicing Agreement.

     The reports described in clauses (a), (b) and (c) above may be combined into one report for purposes of dissemination.

     In the case of information furnished pursuant to subclauses (a)(v), (a)(vi)
and (a)(ix) above, the amounts shall be expressed as a dollar amount per $1,000 of original actual principal amount of the certificates for all certificates of each applicable Class.

     The paying agent will make the foregoing reports and certain other information available each month to the general public via the paying agent's website, which shall initially be located at www.ctslink.com. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to the Depositor and its designees, including the Financial Market Publishers, the Rating Agencies, the parties to the Pooling and Servicing Agreement, the Underwriters, Certificateholders and
any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification in the form attached to the pooling and servicing agreement (which form may be submitted electronically via the paying agent's website). In addition, the paying agent will make available on its website any reports on Forms 10-D, 10-K and 8-K that have been filed with respect to the trust through the EDGAR system. For assistance with the paying agent's website, investors may call 301-815-6600. The trustee and the paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In addition, the trustee and the paying agent may disclaim responsibility for any information of which it is not the original source.

                                     S-119

     In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The trustee and the paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

     On an annual basis, the master servicer is required to deliver or make available electronically the Annual Report to the trustee and the paying agent, and the paying agent will make such report available as described above to the
Underwriters, the Certificateholders, the Depositor and its designees, the parties to the Pooling and Servicing Agreement, the Rating Agencies and any
prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification satisfactory to the paying agent.

     The paying agent shall make available at its corporate trust offices
(either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any certificateholder, any certificate owner, any prospective investor, the Underwriters, each Rating
Agency, the special servicer, the Depositor and the holder of any Serviced
Companion Mortgage Loan, originals or copies of, among other things, the following items: (i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO
Property, (ii) the most recent mortgaged property/REO Property annual operating statement and rent roll, if any, collected or otherwise obtained by or on behalf of the master servicer or the special servicer and delivered to the paying agent, (iii) any Phase I environmental report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be permitted to require payment by the requesting party (other than either Rating Agency or the Monmouth Mall Loan Operating
Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the paying agent of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

Other Information

     The Pooling and Servicing Agreement generally requires that the paying agent or, with respect to the mortgage loan files, the trustee make available, at their respective corporate trust offices or at such other office as they may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, the holder of a B Note, the holder of any Serviced Companion Mortgage Loan, each Rating Agency or the Depositor, originals or copies of, among other things, the following items, except to the extent not permitted by applicable law or under any of the mortgage loan documents:

     o    the Pooling and Servicing Agreement and any amendments to it;

     o    all reports or statements delivered to holders of the relevant class of certificates since the Closing Date;

     o    all officer's certificates delivered to the paying agent since the
          Closing Date;

     o    all accountants' reports delivered to the paying agent since the
          Closing Date;

     o    the mortgage loan files;

     o    any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicer and/or the special servicer; and

     o    any and all officer's certificates and other evidence delivered to the paying agent to support the master servicer's determination that any
          Advance was not or, if made, would not be, recoverable.

     Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage loan files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of providing such copies (except that such items will be furnished to the Operating Adviser or the Monmouth Mall

                                     S-120

Loan Operating Adviser (as applicable) without charge if such request is not excessive in the judgment of the paying agent or the trustee, as applicable).
Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the certificates by such recipient and in accordance with applicable law.

     The trust will file distribution reports on Form 10-D, annual reports on
Form 10-K and (if applicable) current reports on Form 8-K with the Securities and Exchange Commission (the "Commission") regarding the certificates, to the extent, and for such time, as it shall be required to do so under the Securities
Exchange Act of 1934, as amended. Such reports will be filed under the name
"Morgan Stanley Capital I Trust 2006-TOP21." Members of the public may read and copy any materials filed with the Commission at the Commission's Public
Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Additional
information regarding the Public Reference Room can be obtained by calling the
Commission at 1-800-SEC-0330. The Commission also maintains a site on the World
Wide Web at "http://www.sec.gov" at which you can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval
("EDGAR") system. The Depositor has filed the prospectus and the related registration statement, including all exhibits thereto, through the EDGAR system, so the materials should be available by logging onto the Commission's
Web site. The Commission maintains computer terminals providing access to the
EDGAR system at each of the offices referred to above.

Book-Entry Certificates

     Until such time, if any, as definitive certificates are issued in respect of the offered certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     The master servicer, the special servicer, the paying agent and the
Depositor are required to recognize as Certificateholders only those persons in whose names the certificates are registered with the certificate registrar as of the related Record Date; however, any Certificate Owner that has delivered to the certificate registrar a written certification, in the form prescribed by the
Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of offered certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

EXAMPLE OF DISTRIBUTIONS

     The following chart sets forth an example of distributions on the certificates as if the certificates had been issued in January 2006:

     The close of business on
     January 1 (except as described in this    (A)  Cut-off Date.
     prospectus supplement)
     January 31                                (B)  Record Date for all Classes of Certificates.
     January 2 - February 6                    (C)  The Collection Period. The master servicer
                                                    receives Scheduled Payments due after the
                                                    Cut-off Date and any Principal Prepayments
                                                    made after the Cut-off Date and on or prior
                                                    to February 6.
     February 6                                (D)  Determination Date.
     February 10                               (E)  Master Servicer Remittance Date.
     February 13                               (F)  Distribution Date.

                                     S-121

     Succeeding monthly periods follow the pattern of (B) through (F) above
(except as described below).

     (A) The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

     (B) Distributions on the next Distribution Date will be made to those persons that are Certificateholders of record on this date. Each subsequent
Record Date will be the last business day of the month preceding the month in which the related Distribution Date occurs.

     (C) Any Scheduled Payments due and collected and Principal Prepayments collected, after the Cut-off Date and on or prior to February 6, 2006 will be deposited in the Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution Date and will end on the Determination Date in the month in which the Distribution Date occurs. In the case of certain mortgage loans identified in a schedule to the Pooling and Servicing Agreement as to which the
Scheduled Payment is due on a Due Date that may occur after, but in the same calendar month as, the last day of a given Collection Period, certain payments that are either received before the Distribution Date or advanced in respect of such Scheduled Payment (or, if applicable, Assumed Scheduled Payment) will, to the extent provided in the Pooling and Servicing Agreement, be deemed to be included in that Collection Period.

     (D) As of the close of business on the Determination Date, the master servicer will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

     (E) The master servicer will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by the master servicer, and any P&I Advances required to be made by the master servicer, that together constitute the Available Distribution Amount for such
Distribution Date.

     (F) The paying agent will make distributions to Certificateholders on the
12th day of each month or, if such day is not a business day, the next succeeding business day.

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

     The Expected Final Distribution Date for each class of certificates presented under "Summary of Prospectus supplement--Expected Final Distribution
Dates" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments (other than payments with respect to ARD Loans on their Anticipated Repayment Dates)
will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions. The actual final distribution date for any
Class may be earlier or later (and could be substantially later) than the expected final distribution date.

     The Rated Final Distribution Date of each class of certificates is the
Distribution Date in October 2052.

     The ratings assigned by the Rating Agencies to each Class of Principal
Balance Certificates reflects an assessment of the likelihood that the
Certificateholders of such Class will receive, on or before the Rated Final
Distribution Date, all principal distributions to which they are entitled.

AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

     The Pooling and Servicing Agreement may be amended from time to time by the parties to the Pooling and Servicing Agreement, without notice to or the consent of any of the Holders, to do the following:

     o    to cure any ambiguity;

                                     S-122

     o    to cause the provisions in the Pooling and Servicing Agreement to conform to or be consistent with or in furtherance of the statements made with respect to the certificates, the trust or the Pooling and
          Servicing Agreement in this prospectus supplement, the accompanying prospectus or the memorandum under which certain of the Subordinate
          Certificates are being offered, or to correct or supplement any provision which may be inconsistent with any other provisions;

     o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the status of each REMIC (or the grantor trust portion of the trust) for the purposes of federal income tax law (or comparable provisions of state income tax law);

     o    to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

     o    to modify, add to or eliminate the provisions in the Pooling and
          Servicing Agreement relating to transfers of residual certificates;

     o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to list the certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents;

     o    to modify the provisions relating to the timing of reimbursements of
          Servicing Advances or P&I Advances in order to conform them to the commercial mortgage-backed securities industry standard for such provisions; or

     o    any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such
          Certificateholder consents).

     No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any
Certificateholder not consenting to such amendment without the consent of 100%
of the Certificateholders (if adversely affected) or (B) adversely affect the status of any REMIC (or the grantor trust portion of the trust). In addition, no amendment to the Pooling and Servicing Agreement that is materially adverse to the interests of the holder of the Water Street Plaza B Note may be effected unless the holder of the Water Street Plaza B Note provides written consent to such amendment. Prior to entering into any amendment without the consent of
Holders pursuant to this paragraph, the trustee may require an opinion of counsel.

     The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties to the Pooling and Servicing Agreement (without the consent of the Certificateholders) and with the written confirmation of the
Rating Agencies that such amendment would not cause the ratings on any class of certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in the bullet points contained in the next succeeding paragraph. The trustee may request, at its option, to receive an opinion of counsel, addressed to the parties to the
Pooling and Servicing Agreement and the Primary Servicer, that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing
Agreement.

     The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate certificate balance of the certificates then outstanding (as calculated under the Pooling and Servicing Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders or such holders; provided that no such amendment may:

     o    reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate without the consent of the Holder of such certificate;

                                     S-123

     o    reduce the aforesaid percentages of aggregate certificate percentage or certificate balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each class of certificates affected thereby;

     o    eliminate the master servicer's or the trustee's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the Code and related Treasury Regulations and rulings promulgated under the Code;
          or

     o    adversely affect the status of any REMIC created under the Pooling and
          Servicing Agreement for federal income tax purposes without the consent of 100% of the Certificateholders (including the Class R-I,
          Class R-II and Class R-III Certificateholders) or adversely affect the status of the grantor trust created from the related portion of the trust, without the consent of 100% of the holders of the Class P
          Certificates. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

EVIDENCE AS TO COMPLIANCE

     The master servicer and the special servicer are required, and the master servicer and the special servicer are required (to the extent set forth in the
Pooling and Servicing Agreement) to cause each Additional Servicer with which it has entered into a servicing relationship with respect to the mortgage loans, to deliver annually to the trustee, the paying agent and the Depositor on or before the date specified in the Pooling and Servicing Agreement, an officer's certificate stating that (i) a review of that party's servicing activities during the preceding calendar year or portion of that year and of performance under the Pooling and Servicing Agreement, or the applicable sub-servicing or primary servicing agreement in the case of an Additional Servicer, has been made under the officer's supervision, and (ii) to the best of the officer's knowledge, based on the review, such party has fulfilled all its obligations under the Pooling and Servicing Agreement, or the applicable sub-servicing or primary servicing agreement in the case of an Additional Servicer, in all material respects throughout the year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying the failure known to the officer and the nature and status of the failure.

     In addition, the master servicer, the special servicer, the paying agent and the trustee, each at its own expense, are required to furnish, and the master servicer and the special servicer are required (to the extent set forth in the Pooling and Servicing Agreement) to cause, each Servicing Function
Participant with which it has entered into a servicing relationship with respect to the mortgage loans to deliver annually, to the trustee, the paying agent and the Depositor, a report (an "Assessment of Compliance") assessing compliance by that party with the servicing criteria set forth in Item 1122(d) of Regulation
AB that contains the following:

     o    a statement of the party's responsibility for assessing compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it;

     o    a statement that the party used the criteria in Item 1122(d) of
          Regulation AB to assess compliance with the applicable servicing criteria;

     o    the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior fiscal year, setting forth any material instance of noncompliance identified by the party, a discussion of each such failure and the nature and status thereof;
          and

     o    a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior fiscal year.

     Each party that is required to deliver an Assessment of Compliance will also be required to simultaneously deliver a report (an "Attestation Report") of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting
Oversight Board, that

                                     S-124

expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

     The yield to maturity on the offered certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such offered certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

     o    the Pass-Through Rate for such certificate;

     o    the rate and timing of principal payments, including Principal
          Prepayments, and other principal collections on the mortgage loans
          (including payments of principal arising from purchases of mortgage loans in connection with Material Breaches of representations and warranties and Material Document Defects or the exercise of a purchase option by a holder of a subordinate note or a mezzanine loan) and the extent to which such amounts are to be applied in reduction of the
          Certificate Balance or Notional Amount of such certificate;

     o    the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon;

     o    the rate and timing of any reimbursement of the master servicer, the special servicer or the trustee, as applicable, out of the Certificate
          Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification; and

     o    the timing and severity of any Net Aggregate Prepayment Interest
          Shortfalls and the extent to which such shortfalls are allocable in reduction of the Distributable Certificate Interest Amount payable on such certificate.

     In addition, the effective yield to holders of the offered certificates will differ from the yield otherwise produced by the applicable Pass-Through
Rate and purchase prices of such certificates because interest distributions will not be payable to such holders until at least the 12th day of the month following the month of accrual without any additional distribution of interest or earnings thereon in respect of such delay.

PASS-THROUGH RATES

     The Pass-Through Rates on one or more classes of certificates may be based on, limited by, or equal to, a weighted average of the mortgage loan interest rates net of the Administrative Cost Rate, which is calculated based upon the respective principal balances of the mortgage loans as described in this prospectus supplement. In addition, the Pass-Through Rate on one or more classes of certificates may be capped at such weighted average rate. Accordingly, the yield on those classes of certificates may (and in the case of a class with a
Pass-Through Rate equal to or based on the Weighted Average Net Mortgage Rate, will) be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized
Losses as a result of liquidations of mortgage loans. In general, the effect of any such changes on such yields and Pass-Through Rates for such certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or Realized Losses than mortgage loans with relatively lower mortgage rates.

                                     S-125

RATE AND TIMING OF PRINCIPAL PAYMENTS

     The yield to maturity on the Class X Certificates will be extremely sensitive to, and the yield to maturity on any class of offered certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or
Notional Amount of such class of certificates. As described in this prospectus supplement, the Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Senior Certificates until their
Certificate Balance is reduced to zero, and will thereafter be distributable entirely in respect of each other class of Principal Balance Certificates, in descending alphabetical order of Class designation (provided that the Class A-M
Certificates will be senior in right to the Class A-J Certificates), in each case until the aggregate Certificate Balance of such class of certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate
Certificate Balance of each class of offered certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules of such mortgage loans, the dates on which Balloon Payments are due, any extension of maturity dates by the master servicer or the special servicer, the rate and timing of any reimbursement of the master servicer, the special servicer or the trustee, as applicable, out of the Certificate Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, repurchases as a result of a seller's breach of representations and warranties or material defects in a mortgage loan's documentation and other purchases of mortgage loans out of the trust.

     Although the borrower under an ARD Loan may have incentives to prepay the
ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will choose to or will be able to prepay an ARD Loan on its Anticipated
Repayment Date. The failure of the borrower to prepay an ARD Loan on its
Anticipated Repayment Date will not be an event of default under the terms of that mortgage loan. However, the Pooling and Servicing Agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD Loan documents.

     Prepayments and, assuming the respective maturity dates therefor have not occurred, liquidations of the mortgage loans will result in distributions on the certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described in this prospectus supplement under "Description of the Offered
Certificates--Optional Termination" will also shorten the weighted average lives of those certificates then outstanding. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the
Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those certificates. See "Servicing of the Mortgage Loans--Mortgage Loan
Modifications" in this prospectus supplement.

     The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the aggregate Certificate Balance or notional amounts of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

     In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance or notional amounts of the related Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher (or lower) than the rate

                                     S-126

anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. With respect to the Class A Senior, Class A-M, Class A-J, Class B,
Class C, Class D, Class E, Class F, Class G, Class H and Class X Certificates,
the allocation of a portion of collected Prepayment Premiums or Yield
Maintenance Charges to the certificates as described in this prospectus supplement is intended to mitigate those risks; however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. The Prepayment Premium or Yield Maintenance Charge payable, if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II - Certain Characteristics of the Mortgage Loans."

     Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

     If the portion of the Available Distribution Amount distributable in respect of interest on any class of certificates on any Distribution Date is less than the Distributable Certificate Interest Amount then payable for that
Class, the shortfall will be distributable to holders of the class of certificates on subsequent Distribution Dates, to the extent of the Available
Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) may adversely affect the yield to maturity of the class of certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

     The yield to holders of the offered certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses will generally be applied in reverse sequential order, that is, (i) with respect to the Monmouth Mall Loan, first to the Class MM-NA Certificates and then to the holders of the Class P Certificates, and then to the other respective Classes of
Principal Balance Certificates, in ascending alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates) -- from the Class O Certificates to the Class B
Certificates, then the Class A-J Certificates, then to the Class A-M
Certificates, then pro rata among the Class A-1, Class A-2, Class A-3, Class
A-AB and Class A-4 Certificates, and (ii) with respect to any other mortgage loan, first to the Class P Certificates, and then to the other respective
Classes of Principal Balance Certificates, in ascending (provided that the Class
A-M Certificates will be senior in right to the Class A-J Certificates) order of
Class designation -- from the Class O Certificates to the Class B Certificates, then the Class A-J Certificates, then the Class A-M Certificates, then pro rata among the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
Certificates. As to each of such classes, Realized Losses and Expense Losses will reduce (i) first, the Certificate Balance of such class until such
Certificate Balance is reduced to zero (in the case of the Principal Balance
Certificates and the Class MM-NA Certificates); (ii) second, Unpaid Interest owing to such class and (iii) third, Distributable Certificate Interest Amounts owing to such class, provided, that such reductions shall be allocated among the
Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class
A-AB Certificates and Class A-4 Certificates, and, as to their interest entitlements only, the Class X Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be. Net
Aggregate Prepayment Interest Shortfalls will be borne by the holders of each class of certificates, as described in this prospectus supplement, in each case reducing interest otherwise payable thereon. Shortfalls arising from delinquencies and defaults, to the extent the master servicer determines that
P&I Advances would be nonrecoverable, Appraisal Reductions, Expense Losses and
Realized Losses generally will result in, among other things, a shortfall in current or ultimate distributions to the most subordinate class of certificates outstanding.

RELEVANT FACTORS

     The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases

                                     S-127

of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties and otherwise), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due-on-sale and due-on-encumbrance provisions, and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and "Risk Factors"
in the prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment Premium or
Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal Balance
Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans, which are past their lock-out, defeasance and yield maintenance periods.
We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the offered certificates.

     The following tables indicate the percent of the initial Certificate
Balance of each class of offered certificates after each of the dates shown and the corresponding weighted average life of each such class of the certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

     The mortgage loans do not have all of the characteristics of the
Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the
Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring
Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average

                                     S-128

lives, shown in the following tables. These variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

     For the purposes of each table, the weighted average life of a certificate is determined by:

     o    multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

     o    summing the results; and

     o    dividing the sum by the aggregate amount of the reductions in the
          Certificate Balance of such certificate.

     The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the Mortgage
Pool will not experience any defaults or losses, or that the Mortgage Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------                         -----        -----         -----        -----        -----

Closing Date                               100%         100%         100%          100%         100%
January 2007                                91%          91%          91%           91%          91%
January 2008                                81%          81%          81%           81%          81%
January 2009                                68%          68%          68%           68%          68%
January 2010                                54%          51%          48%           41%          0%
January 2011                                0%           0%            0%           0%           0%
Weighted average life (years)              3.39         3.34          3.28         3.21         3.14

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------                         -----        -----         -----        -----        -----

Closing Date                               100%         100%          100%         100%         100%
January 2007                               100%         100%          100%         100%         100%
January 2008                               100%         100%          100%         100%         100%
January 2009                               100%         100%          100%         100%         100%
January 2010                               100%         100%          100%         100%          78%
January 2011                                0%           0%            0%           0%           0%
Weighted average life (years)              4.76         4.75          4.74         4.73         4.53

                                     S-129

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------                         -----        -----         -----        -----        -----

Closing Date                               100%         100%          100%         100%         100%
January 2007                               100%         100%          100%         100%         100%
January 2008                               100%         100%          100%         100%         100%
January 2009                               100%         100%          100%         100%         100%
January 2010                               100%         100%          100%         100%         100%
January 2011                               100%         100%          100%         100%         100%
January 2012                               100%          99%          99%           98%          77%
January 2013                                0%           0%            0%           0%           0%
Weighted average life (years)              6.75         6.74          6.73         6.72         6.47

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-AB CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%           50%          75%          100%
-----------------                         -----        -----         -----        -----         -----

Closing Date                               100%          100%         100%         100%          100%
January 2007                               100%          100%         100%         100%          100%
January 2008                               100%          100%         100%         100%          100%
January 2009                               100%          100%         100%         100%          100%
January 2010                               100%          100%         100%         100%          100%
January 2011                               100%          100%         100%         100%          100%
January 2012                                54%          55%           56%          57%          83%
January 2013                                37%          37%           37%          37%          37%
January 2014                                18%          18%           18%          18%          18%
January 2015                                0%            0%           0%           0%            0%
Weighted average life (years)                  6.67          6.67         6.68         6.69          6.88

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-4 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%           50%          75%          100%
-----------------                         -----        -----         -----        -----         -----

Closing Date                               100%          100%         100%         100%          100%
January 2007                               100%          100%         100%         100%          100%
January 2008                               100%          100%         100%         100%          100%
January 2009                               100%          100%         100%         100%          100%
January 2010                               100%          100%         100%         100%          100%
January 2011                               100%          100%         100%         100%          100%
January 2012                               100%          100%         100%         100%          100%
January 2013                               100%          100%         100%         100%          100%
January 2014                               100%          100%         100%         100%          100%
January 2015                                98%          98%           97%          97%          95%
January 2016                                0%            0%           0%           0%            0%
Weighted average life (years)              9.65          9.64         9.62         9.59          9.43

                                     S-130

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-M CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%           50%          75%          100%
-----------------                         -----        -----         -----        -----        -----

Closing Date                               100%          100%         100%         100%          100%
January 2007                               100%          100%         100%         100%          100%
January 2008                               100%          100%         100%         100%          100%
January 2009                               100%          100%         100%         100%          100%
January 2010                               100%          100%         100%         100%          100%
January 2011                               100%          100%         100%         100%          100%
January 2012                               100%          100%         100%         100%          100%
January 2013                               100%          100%         100%         100%          100%
January 2014                               100%          100%         100%         100%          100%
January 2015                               100%          100%         100%         100%          100%
January 2016                                0%            0%           0%           0%            0%
Weighted average life (years)              9.83          9.82         9.81         9.79          9.61

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-J CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------                         -----        -----         -----        -----        -----

Closing Date                               100%         100%          100%         100%         100%
January 2007                               100%         100%          100%         100%         100%
January 2008                               100%         100%          100%         100%         100%
January 2009                               100%         100%          100%         100%         100%
January 2010                               100%         100%          100%         100%         100%
January 2011                               100%         100%          100%         100%         100%
January 2012                               100%         100%          100%         100%         100%
January 2013                               100%         100%          100%         100%         100%
January 2014                               100%         100%          100%         100%         100%
January 2015                               100%         100%          100%         100%         100%
January 2016                                0%           0%            0%           0%           0%
Weighted average life (years)              9.87         9.87          9.87         9.87         9.66

                                     S-131

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Mortgage Pool will consist of one hundred twenty-one (121) fixed-rate, first mortgage loans with an aggregate Cut-off Date Balance of $1,375,992,559, subject to a permitted variance of plus or minus 5%. The Cut-off Date Balances of the mortgage loans range from $719,433 to $137,000,000, and the mortgage loans have an average Cut-off Date Balance of $11,371,839. Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation. In addition, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, certain multiple mortgaged properties securing a single mortgage loan were treated as a single mortgaged property if, generally, such mortgaged properties were in close proximity to each other and economically dependent upon each other in order to provide sufficient income to pay debt service on the related mortgage loan. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate. All numerical information presented in this prospectus supplement (including Cut-off Date Balances, loan-to-value ratios and debt service coverage ratios) with respect to the Monmouth Mall Loan is calculated without regard to the Monmouth Mall Loan Non-Pooled Component.

     A description of the underwriting standards for each of Bear Stearns
Commercial Mortgage, Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo
Bank, National Association and Principal Commercial Funding, LLC are set forth in this prospectus supplement under "The Sponsors, Mortgage Loan Sellers and
Originators--Bear Stearns Commercial Mortgage, Inc.--Underwriting Standards,"
"--Morgan Stanley Mortgage Capital Inc.--Underwriting Standards," "--Wells Fargo
Bank, National Association--Underwriting Standards" and "--Principal Commercial
Funding, LLC.--Underwriting Standards," respectively.

     The mortgage loans included in this transaction were selected for this transaction from mortgage loans specifically originated for securitizations of this type by the Sponsors taking into account Rating Agency criteria and feedback, subordinate investor feedback, property type and geographic location.

     The mortgage loans were originated between November 2004 and December 2005.
As of the Cut-off Date, none of the mortgage loans were 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the ten (10) largest mortgage loans (including crossed mortgage loans) in the Mortgage Pool are contained in Appendix III attached to this prospectus supplement.

     One hundred seventy-four (174) mortgaged properties, securing mortgage loans representing 96.8% of the Initial Pool Balance, are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged property. Two (2) mortgaged properties, securing a mortgage loan representing 0.5% of the Initial Pool Balance, are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a leasehold interest in such mortgaged properties. One
(1) mortgaged property, securing a mortgage loan representing 2.7% of the
Initial Pool Balance, is subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in the remainder of the mortgaged property. In circumstances where both the fee and leasehold interest in the entire mortgaged property are encumbered, we have treated that as simply an encumbered fee interest.

     On the Closing Date, we will acquire the mortgage loans from the mortgage loan sellers, in each case pursuant to a Mortgage Loan Purchase Agreement to be entered into between us and the particular seller. We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the
Certificateholders. See "--The Sponsors, Mortgage Loan Sellers and Originators"
and "--Sale of the Mortgage Loans" below.

                                     S-132

            MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Rates; Calculations of Interest

     The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. One hundred ten (110) mortgage loans, representing 74.6% of the Initial Pool Balance, accrue interest on the basis of the actual number of days elapsed each month in a 360-day year. Eleven
(11) mortgage loans, representing 25.4% of the Initial Pool Balance, accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

Property Types

     The mortgage loans consist of the following property types:

     o    Retail - Eighty-three (83) of the mortgaged properties, which secure
          49.2 % of the Initial Pool Balance, are retail properties;

     o    Office - Twenty-eight (28) of the mortgaged properties, which secure
          25.1 % of the Initial Pool Balance, are office properties;

     o    Hospitality - Thirty-four (34) of the mortgaged properties, which secure 13.1 % of the Initial Pool Balance, are hospitality properties;

     o    Multifamily - Eleven (11) of the mortgaged properties, which secure
          8.1% of the Initial Pool Balance, are multifamily properties;

     o    Industrial - Eleven (11) of the mortgaged properties, which secure
          2.5% of the Initial Pool Balance, are industrial properties;

     o    Self Storage - Eight (8) of the mortgaged properties, which secure
          1.8% of the Initial Pool Balance, are self storage properties;

     o    Mixed Use - One (1) of the mortgaged properties, which secures 0.1% of the Initial Pool Balance, is a mixed use property; and

     o    Other - One (1) of the mortgaged properties, which secures 0.1% of the
          Initial Pool Balance, is a type of property other than those set forth in this paragraph.

Property Location

     The following geographic areas contain the largest concentrations of mortgaged properties securing the mortgage loans: California, Illinois, New
Jersey, Texas, Washington, New York and Florida.

     o    Forty-nine (49) mortgaged properties, representing security for 15.4%
          of the Initial Pool Balance, are located in California. Of the mortgaged properties located in California, twenty-nine (29) of such mortgaged properties, representing security for 10.5% of the Initial
          Pool Balance, are located in Southern California, and twenty (20)
          mortgaged properties, representing security for 4.9% of the Initial
          Pool Balance, are located in Northern California. Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below;

     o    Four (4) mortgaged properties, representing security for 13.6% of the
          Initial Pool Balance, are located in Illinois;

                                     S-133

     o    Six (6) mortgaged properties, representing security for 11.1% of the
          Initial Pool Balance, are located in New Jersey;

     o    Twenty-six (26) mortgaged properties, representing security for 10.1%
          of the Initial Pool Balance, are located in Texas;

     o    Three (3) mortgaged properties, representing security for 8.1% of the
          Initial Pool Balance, are located in Washington;

     o    Seven (7) mortgaged properties, representing security for 7.2% of the
          Initial Pool Balance, are located in New York; and

     o    Nine (9) mortgaged properties, representing security for 5.3% of the
          Initial Pool Balance, are located in Florida.

Due Dates

     One hundred seventeen (117) of the mortgage loans, representing 85.4% of the Initial Pool Balance, have Due Dates on the 1st day of each calendar month.
One (1) of the mortgage loans, representing 1.5% of the Initial Pool Balance, has a Due Date on the 4th day of each calendar month. One (1) of the mortgage loans, representing 7.8% of the Initial Pool Balance, has a Due Date on the 6th
day of each calendar month. One (1) of the mortgage loans, representing 2.6% of the Initial Pool Balance, has a Due Date on the 7th day of each calendar month.
One (1) of the mortgage loans, representing 2.7% of the Initial Pool Balance, has a Due Date on the 8th day of each calendar month. The mortgage loans have various grace periods prior to the imposition of late payment charges, including one hundred nineteen (119) mortgage loans, representing 98.0% of the Initial
Pool Balance, with grace periods prior to the imposition of late payment charges of 0 to 5 calendar days or 5 business days, and two (2) mortgage loans, representing 2.0% of the Initial Pool Balance, with grace periods prior to the imposition of late payment charges of 15 business days.

Amortization

     The mortgage loans have the following amortization features:

     o    One hundred fifteen (115) of the mortgage loans, representing 99.2% of the Initial Pool Balance, are Balloon Loans. Nine (9) of these mortgage loans, representing 15.9% of the Initial Pool Balance, are
          ARD loans. Included in these Balloon Loans are twenty-two (22)
          mortgage loans, representing 28.2% of the Initial Pool Balance, that provide for monthly payments of interest only for a portion of their respective terms and then provide for the monthly payment of principal and interest over their respective remaining terms, thirty (30)
          mortgage loans, representing 36.6% of the Initial Pool Balance, that provide for monthly payments of interest only for their entire respective terms. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a 360-day year consisting of twelve 30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on the basis of a 360-day year consisting of twelve 30-day months as a result of the application of interest and principal on such mortgage loans over time. See "Risk
          Factors" in this prospectus supplement. One (1) of the balloon loans, representing 7.8% of the initial outstanding pool balance, referred to in this paragraph amortizes principal in accordance with the schedule attached to this prospectus supplement as Schedule B.

     o    The six (6) remaining mortgage loans, representing 0.8% of the Initial
          Pool Balance are fully or substantially amortizing and are each is expected to have less than 5.0% of their original principal balance outstanding as of their respective stated maturity dates.

                                     S-134

Prepayment Restrictions

     As of the Cut-off Date, each of the mortgage loans restricted voluntary principal prepayments in one of the following ways:

     o    Seventy (70) of the mortgage loans, representing 57.2% of the Initial
          Pool Balance, prohibit voluntary principal prepayments during the
          Lock-out Period but permit the related borrower (after an initial period of at least two years following the date of issuance of the certificates) to defease the mortgage loan by pledging "government securities" as defined in the Investment Company Act of 1940 that provide for payment on or prior to each due date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

     o    Twenty-four (24) mortgage loans, representing 26.2% of the Initial
          Pool Balance, prohibit voluntary principal prepayments during a
          Lock-out Period, and following the Lock-out Period provide for a
          Prepayment Premium or Yield Maintenance Charge calculated on the basis of a yield maintenance formula or 1% of the amount prepaid.

     o    Twenty-one (21) mortgage loans, representing 7.5% of the Initial Pool
          Balance, prohibit voluntary principal prepayments during a Lock-out
          Period, and following the Lock-out Period provide for a Prepayment
          Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid, and also permit the related borrower (after an initial period of at least two years following the date of the issuance of the
          certificates) to defease the mortgage loan by pledging "government securities" as defined in the Investment Company Act of 1940 that provide for payment on or prior to each due date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

     o    One (1) mortgage loan, representing 7.2% of the Initial Pool Balance, has no Lock-out Period and permits voluntary principal prepayments at any time during the first twenty-six (26) monthly payment periods if accompanied by a Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid and also permits the related borrower, after the initial twenty-six (26) payment periods (which will be at least two years following the date of issuance of the certificates) to defease the mortgage loan by pledging "government securities" as defined in the
          Investment Company Act of 1940 and obtaining the release of the mortgaged property from the lien of the mortgage.

     o    One (1) mortgage loan, representing 0.7% of the Initial Pool Balance, has no Lock-out Period and permits voluntary principal prepayments at any time during the first fifty-three (53) monthly payment periods if accompanied by a Prepayment Premium or Yield Maintenance Charge
          calculated on the basis of the greater of a yield maintenance formula or 2% of the amount prepaid, and also permits voluntary principal prepayments during the four (4) monthly payment periods after the initial fifty-three (53) payment periods if accompanied by a
          Prepayment Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid.

     o    Two (2) mortgage loans, representing 0.5% of the Initial Pool Balance, have no Lock-out Period and permit voluntary principal prepayments if accompanied by a Prepayment Premium or Yield Maintenance Charge
          calculated on the basis of a yield maintenance formula or 1% of the amount prepaid.

     o    One (1) mortgage loan, representing 0.4% of the Initial Pool Balance, prohibits voluntary principal

                                     S-135

          prepayments during a Lock-out Period, and following the Lock-out
          Period permits voluntary principal prepayments if accompanied by a
          Yield Maintenance Charge calculated on the basis of a yield maintenance formula.

     o    One (1) mortgage loan, representing 0.3% of the initial outstanding pool balance, has no lock-out period and permits voluntary principal prepayments at any time during the first one hundred sixteen (116)
          monthly payment periods if accompanied by a prepayment premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid, and after the initial thirty-five (35) monthly payment periods, also permits the related borrower to defease the mortgage loan by pledging "government securities" as defined in the Investment Company Act of 1940 and obtaining the release of the mortgaged property from the lien of the mortgage.

     Notwithstanding the above, the mortgage loans generally (i) permit prepayment in connection with casualty or condemnation and certain other matters without payment of a prepayment premium or yield maintenance charge and (ii)
provide for a specified period commencing prior to and including the maturity date or Anticipated Repayment Date during which the related borrower may prepay the mortgage loan without payment of a prepayment premium or yield maintenance charge. In addition, the yield maintenance formulas are not the same for all of the mortgage loans that have Yield Maintenance Charges. See the footnotes to
Appendix II of this prospectus supplement for more details about the various yield maintenance formulas.

     With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

     o    One (1) mortgage loan, representing 7.2% of the Initial Pool Balance, which is secured by multiple mortgaged properties, permits the release of any such property from the lien of the related mortgage upon defeasance of an amount equal to 110% of the allocated loan amount of the mortgaged property provided that the debt yield on the mortgage loan after the release is equal to or greater than the debt yield on the mortgage loan prior to such release and the debt service coverage ratio following such release is at least equal to or greater than the debt service coverage ratio prior to such release.

     o    One (1) mortgage loan, representing 4.9% of the Initial Pool Balance, is secured by multiple mortgaged properties and permits the release of any of the mortgaged properties from the lien of the mortgage after the applicable Lock-out Period upon prepayment of an amount equal to
          115% of the allocated loan amount of the mortgaged property being released if the loan-to-value ratio immediately following such release is not greater than 59% and the debt service coverage ratio immediately following such release is at least equal to or greater than 1.23x. Eight (8) of the related mortgaged properties may be released at any time subject to various provisions stated in the loan agreement upon payment of 100% of the allocated loan amount of the mortgaged property being released together with a Prepayment Premium based on a Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid.

     o    One (1) mortgage loan, representing 0.5% of the Initial Pool Balance, is secured by multiple parcels and permits the release of one or two of the parcels from the lien of the mortgage upon defeasance of an amount equal to $540,000 for one of the parcels and $650,000 for the other parcel being released if the loan-to-value ratio immediately following such release is not greater than the lesser of 70% or the loan-to-value ratio prior to such release based on an updated appraisal at the time of release and the debt service coverage ratio immediately prior to and following such release is at least equal to or greater than 1.35x.

     o    Notwithstanding the above, the mortgage loans generally provide that the related borrower may prepay the mortgage loan without prepayment premium or defeasance requirements commencing one (1) to thirteen (13)
          payment dates prior to and including the maturity date or the
          Anticipated Repayment Date.

                                     S-136

     In addition, certain mortgage loans provide for the free release of outparcels or other portions of the related mortgaged property which were given no value or minimal value in the underwriting process. In addition, certain of the mortgage loans may permit the related borrower to substitute collateral under certain circumstances.

     See the footnotes to Appendix II of this prospectus supplement for more details concerning certain of the foregoing provisions.

Non-Recourse Obligations

     The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of a non-recourse mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor for some or all of the amounts due under such mortgage loan, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person.

"Due-on-Sale" and "Due-on-Encumbrance" Provisions

     The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan, any Serviced Companion Mortgage Loan or any B Note if the
borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans, any Serviced Companion
Mortgage Loan and any B Note generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, payment of an assumption fee, which may be waived by the master servicer or the special servicer, as the case may be, or, if collected, will be paid to the master servicer or the special servicer as additional servicing compensation, and certain other conditions.

     In addition, some of the mortgage loans, any Serviced Companion Mortgage
Loans and any B Notes permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, or other unrelated parties, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan, Serviced Companion
Mortgage Loan or B Note documents and/or as determined by the master servicer.
The master servicer or the special servicer, as the case may be, will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan, Serviced Companion Mortgage Loan or B Note upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the Pooling and Servicing Agreement.

Subordinate and Other Financing

     Six (6) of the mortgage loans, representing 32.5% of the Initial Pool
Balance, currently have additional financing in place that is secured by the mortgaged property or properties related to such mortgage loan. The Monmouth
Mall Loan will be deemed to have two components, the Monmouth Mall Loan Pooled
Component in an initial principal balance of $137,000,000 as of the Cut-off
Date, and the Monmouth Mall Loan Non-Pooled Component in an initial principal balance of $28,000,000 as of the Cut-off Date. The borrower under the Monmouth
Mall Loan is also entitled to one or more future advances of principal in an aggregate amount of up to $14,000,000 at any time before September 1, 2008, subject to the satisfaction of certain conditions. Any such future advance made to the borrower under the Monmouth Mall Loan will be made by the related mortgage loan seller (and not the trust fund), will be secured by the related mortgage property, will rank pari passu in right of payment to the Monmouth Mall
Loan and will be serviced under the Pooling and Servicing Agreement. With respect to the Monmouth Mall Loan, payments on the Monmouth Mall Loan Non-Pooled
Component will be subordinated as and to the extent set forth in this prospectus supplement. The Alderwood Mall Pari Passu Loan, which had an aggregate outstanding principal balance as of the Cut-off Date of $107,890,085, is secured by the related mortgaged property on a pari passu basis with another note, the
Alderwood Mall Companion Loan, that had an original principal balance

                                     S-137

of $104,370,000, and which also secures the Alderwood Mall B Note that had an original principal balance of $55,000,000. In addition, the Alderwood Mall Pari
Passu Loan has related mezzanine financing in the original principal amount of
$35,000,000. The SBC-Hoffman Estates Pari Passu Loan, which had an outstanding principal balance as of the Cut-off Date of $102,240,720, is secured by the related mortgaged property on a pari passu basis with another note, the
SBC-Hoffman Estates Companion Loans, that had an aggregate original principal balance of approximately $98,231,280. The Mervyns Portfolio Pari Passu Loan,
which had an aggregate outstanding principal balance as of the Cut-off Date of
$66,810,000, is secured by the related mortgaged property on a pari passu basis with another note, the Mervyns Portfolio Companion Loan, that had original principal balance of $64,190,000. The Water Street Plaza Mortgage Loan, which had an outstanding principal balance as of the Cut-off Date of $12,000,000, is secured by the related mortgaged property, which also secures a subordinated B
Note, the Water Street Plaza B Note, that had an original principal balance of
$2,500,000. See "Servicing of the Mortgage Loans--Servicing of the Monmouth Mall
Loan, the Alderwood Mall Loan Group, the SBC-Hoffman Estates Loan Group, the
Mervyns Portfolio Loan Group and the Water Street Plaza A/B Mortgage Loan."

     Mortgage Loan No. 63, representing 2.2% of the Initial Pool Balance, is secured by the related mortgaged property that currently has additional financing owed to an affiliated party in the amount of $11,000,000 in place that is not secured by that mortgaged property. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

     Three (3) of the mortgage loans, representing 11.2% of the Initial Pool
Balance, permit the related borrower to enter into either (i) additional pari passu financing that is secured by the mortgaged property, or (ii) additional subordinate financing that is secured by the mortgaged property, provided that certain debt service coverage ratio ("DSCR") and loan-to-value ("LTV") tests are satisfied. With respect to Mortgage Loan No. 1, future secured, pari passu financing is allowed if, among other things, (i) there is no event of default,
(ii) the funding occurs no later than September 1, 2008, (iii) the combined LTV ratio does not exceed 70%, (iv) the combined DSCR is greater than 1.10x based on a 9.3% constant and (v) the earn-out is co-terminus with the original Monmouth
Mall mortgage loan. With respect to Mortgage Loan No. 78, future secured, subordinated financing is allowed if the combined DSCR is greater than 1.10x based on a 9% constant. With respect to Mortgage Loan Nos. 105-107, future secured, subordinated financing is allowed if the amount will not result in an aggregate LTV greater than 59% and DSCR not less than 1.50x.

     Ten (10) of the mortgage loans, representing 26.6% of the Initial Pool
Balance, permit the borrower to enter into additional financing that is not secured by the related mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

     One (1) of the mortgage loans, the Monmouth Mall loan pooled component, representing 10.0% of the Initial Pool Balance, is structured with preferred equity in the amount of $10,000,000. In the event of a default, the preferred equity holder may take control of the borrower, subject to certain conditions set forth in the relevant documents.

     In the case of some or all of the mortgage loans with existing subordinate or mezzanine debt, the holder of the subordinate or mezzanine loan has the right to cure certain defaults occurring on the mortgage loan and/or the right to purchase the mortgage loan from the trust if certain defaults on the mortgage loan occur. The purchase price required to be paid in connection with such a purchase is generally equal to the outstanding principal balance of the mortgage loan, together with accrued and unpaid interest on, and all unpaid servicing expenses and Advances relating to, the mortgage loan. Such purchase price generally does not include a Yield Maintenance Charge or Prepayment Premium.
Accordingly, such purchase (if made prior to the maturity date or Anticipated
Repayment Date) will have the effect of a prepayment made without payment of a
Yield Maintenance Charge or Prepayment Premium.

                                     S-138

     The specific rights of the related subordinate or mezzanine lender with respect to any future subordinate or mezzanine debt will be specified in the related intercreditor agreement and may include rights substantially similar to the cure and repurchase rights described in the preceding sentence.

     For further information with respect to subordinate debt, mezzanine debt and other financing, see Appendix II attached to this prospectus supplement.

The Wells Fargo Indiana Center Mortgage Loan

     Mortgage Loan No. 68 (the "Wells Fargo Indiana Center Mortgage Loan"),
which has an outstanding principal balance as of the Cut-off Date of
$20,850,000, representing 1.5% of the Initial Pool Balance, is secured by a mortgaged property that also secures a second lien loan (the "Wells Fargo
Indiana Center Second Lien"). The Wells Fargo Indiana Center Second Lien had an
original balance of $5,212,000. Only the Wells Fargo Indiana Center Mortgage
Loan is included in the Trust. The Wells Fargo Indiana Center Second Lien is not
an asset of the Trust, and is currently held by BSCMI. The Wells Fargo Indiana
Center borrower is permitted under the related loan documents to sell tenant in common interests in the related mortgaged property. Proceeds from the sale of the tenant in common interests (the "TIC Proceeds") will be used first to pay the Wells Fargo Indiana Center Second Lien and will not be available to make payments to the trust in respect of the Wells Fargo Indiana Center Mortgage Loan until the Wells Fargo Indiana Center Second Lien is paid in full. The Wells
Fargo Indiana Center borrower has indicated that it anticipates completing the sale of the tenant in common interests before May 31, 2006. If the borrower completes such sales by May 31, 2006 and the TIC Proceeds are sufficient to pay the principal balance of the Wells Fargo Indiana Center Second Lien, then the
Wells Fargo Indiana Center Second Lien will be fully prepaid. The interest rate on the Wells Fargo Indiana Center Second Lien is one-month LIBOR plus 4.0%. If the Wells Fargo Indiana Center Second Lien is not fully paid by June 1, 2006, the interest rate on such Wells Fargo Indiana Center Second Lien will increase to one-month LIBOR plus 5.0%. If the Wells Fargo Indiana Center Second Lien is not fully paid by September 1, 2006, the interest rate on such Wells Fargo
Indiana Center Second Lien will increase to one-month LIBOR plus 8.0%. The maturity date of the Wells Fargo Indiana Center Second Lien is December 1, 2012,
which is also the Anticipated Repayment Date of the Wells Fargo Indiana Center
Mortgage Loan.

     The holders of the Wells Fargo Indiana Center Mortgage Loan and the Wells
Fargo Indiana Center Second Lien entered into an intercreditor agreement, which sets forth the respective rights of each such holder. Pursuant to the terms of that intercreditor agreement, the rights of the holder of the Wells Fargo
Indiana Center Second Lien to receive payments from amounts that are not TIC
Proceeds are subordinate to the rights of the holder of the Wells Fargo Indiana
Center Mortgage Loan to receive payments of interest, principal and other amounts on the Wells Fargo Indiana Center Mortgage Loan. However, the rights of the holder of the Wells Fargo Indiana Center Second Lien to receive payments from amounts that are TIC Proceeds are senior to the rights of the holder of the
Wells Fargo Indiana Center Mortgage Loan to receive payments of interest, principal and other amounts on the Wells Fargo Indiana Center Mortgage Loan.

     Consent Rights of the Holder of the Wells Fargo Indiana Center Second Lien

     The Series 2006-TOP21 master servicer and/or the Series 2006-TOP21 special servicer may not take certain significant actions with respect to the Wells
Fargo Indiana Center Mortgage Loan without the consent of the holder of the
Wells Fargo Indiana Center Second Lien for so long as the principal balance of the Wells Fargo Indiana Center Second Lien is greater than or equal to 25% of the original principal balance of the Wells Fargo Indiana Center Second Lien.
Solely for purposes of determining whether the holder of the Wells Fargo Indiana
Center Second Lien is entitled to consent to certain significant actions, the principal balance of the Wells Fargo Indiana Center Second Lien will be deemed reduced by the amount of any Appraisal Reductions that have occurred with respect to the Wells Fargo Indiana Center Mortgage Loan (such appraisal reduction to be calculated as if the Wells Fargo Indiana Center Mortgage Loan
and the Wells Fargo Indiana Center Second Lien were an A/B Mortgage Loan). These actions include amendments, modifications and waivers of monetary terms and material non-monetary terms of the Wells Fargo Indiana Center Mortgage Loan.

                                     S-139

     Purchase Option

     In the event that (i) any payment of principal or interest on the Wells
Fargo Indiana Center Mortgage Loan or Wells Fargo Indiana Center Second Lien
becomes 60 or more days delinquent, (ii) the principal balance of the Wells
Fargo Indiana Center Mortgage Loan or Wells Fargo Indiana Center Second Lien has
been accelerated, (iii) the principal balance of the Wells Fargo Indiana Center
Mortgage Loan or Wells Fargo Indiana Center Second Lien is not paid at maturity or (iv) the related borrower declares bankruptcy, the holder of such Wells Fargo
Indiana Center Second Lien will be entitled to purchase the Wells Fargo Indiana
Center Mortgage Loan from the Trust for a period of 30 days after its receipt of a notice of any such occurrence, subject to certain conditions set forth in the applicable intercreditor agreement. The purchase price will generally equal the unpaid principal balance of the Wells Fargo Indiana Center Mortgage Loan, together with all unpaid interest on such Wells Fargo Indiana Center Mortgage
Loan (other than default interest) at the related mortgage rate and any outstanding servicing expense, advances and interest on advances for which the borrower under such Wells Fargo Indiana Center Mortgage Loan is responsible. No prepayment consideration will be payable in connection with the purchase of the
Wells Fargo Indiana Center Mortgage Loan.

     Cure Rights of the Holder of the Wells Fargo Indiana Center Second Lien

     In the event that the borrower fails to make any payment of principal or interest on the Wells Fargo Indiana Center Mortgage Loan, resulting in a monetary event of default, the holder of the Wells Fargo Indiana Center Second
Lien will have the right to cure such monetary event of default, subject to certain limitations set forth in the intercreditor agreement. In addition, the holder of the Wells Fargo Indiana Center Second Lien will have the right to cure material non-monetary events of default, subject to certain limitations set forth in the intercreditor agreement.

     We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of an equity ownership interest in a related borrower. See "Legal Aspects of The Mortgage Loans--Subordinate Financing" in
the prospectus and "Risk Factors--A Borrower's Other Loans May Reduce The Cash
Flow Available To The Mortgaged Property Which May Adversely Affect Payment On
Your Certificates" in this prospectus supplement.

     Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property.

Loan Purpose

     Forty-four (44) of the mortgage loans we intend to include in the Trust, representing 38.7% of the Initial Pool Balance, were originated in connection with the borrower's acquisition of the mortgaged property that secures such mortgage loan, and seventy-seven (77) of the mortgage loans, representing 61.3%
of the Initial Pool Balance, were originated in connection with the borrower's refinancing of a previous mortgage loan.

Additional Collateral

     Four (4) of the mortgage loans, representing 2.9% of the Initial Pool
Balance, have additional collateral in the form of reserves under which monies disbursed by the originating lender or letters of credit are reserved for specified periods which are to be released only upon the satisfaction of certain conditions by the borrower. If the borrower does not satisfy conditions for release of the monies or letters of credit by the outside release date, such monies or letters of credit may be applied to partially repay the related mortgage loan, or may be held by the lender as additional security for the mortgage loan. In addition, some of the other mortgage loans provide for reserves for items such as deferred maintenance, environmental remediation, debt service, tenant improvements and leasing commissions and capital improvements.
For further information with respect to additional collateral, see Appendix II attached to this prospectus supplement.

                                     S-140

The ARD Loans

     Nine (9) mortgage loans, representing 15.9% of the Initial Pool Balance, provide that if the related borrower has not prepaid such mortgage loan in full on or before its Anticipated Repayment Date, any principal outstanding on that date will thereafter amortize more rapidly and accrue interest at the revised rate for that mortgage loan rather than at the initial rate. In addition, funds on deposit in lock box accounts relating to the ARD Loan in excess of amounts needed to pay property operating expenses and reserves will be applied to repayment of the applicable mortgage loan resulting in a more rapid amortization.

Cash Management Agreements/Lockboxes

     Twenty-nine (29) of the mortgage loans, representing 66.0% of the Initial
Pool Balance, generally provided that rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged properties will be subject to a cash management/lockbox arrangement.

     Appendix II to this prospectus supplement sets forth (among other things) the type of provisions (if any) for the establishment of a lockbox under the terms of each mortgage loan. The following paragraphs describe each type of provision:

     o    Hard. The related borrower is required to instruct the tenants and other payors to pay all rents and other revenue directly to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Such revenue generally is either (a)
          swept and remitted to the related borrower unless a default or other
          "trigger" event under the related mortgage loan documents has occurred or (b) not made immediately available to the related borrower, but instead is forwarded to a cash management account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust and then applied according to the related mortgage loan documents, which typically contemplate application to sums payable under the related mortgage loan and, in certain transactions, to expenses at the related mortgaged property, with any excess remitted to the related borrower.

     o    Soft, Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and then forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Until the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower. Upon the occurrence of such a trigger event, the mortgage loan documents require the related borrower to instruct tenants and other payors to pay directly into an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust; the revenue is then applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

     o    Soft. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust.
          The funds are then either made available to the related borrower or are applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

     o    Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or property manager. Upon the occurrence of certain specified
          "trigger" events, which typically include an event of default under the mortgage loan, the mortgage loan documents contemplate establishment of a hard lockbox and require the related borrower to instruct tenants to pay directly into an account controlled by the applicable servicer on behalf of the trust; the revenue is then applied by the lockbox bank, which in general is the applicable servicer on behalf of the trust according to the related mortgage loan documents.

                                     S-141

     o    None. Revenue from the related mortgaged property is paid to the related borrower and is not subject to a lockbox as of the origination date, and no lockbox is contemplated to be established during the mortgage loan term.

     In connection with any hard lockbox, income deposited directly into the related lockbox account may not include amounts paid in cash that are paid directly to the related property manager, notwithstanding requirements to the contrary. Furthermore, with respect to certain multifamily and hospitality properties, cash or "over-the-counter" receipts may be deposited into the lockbox account by the property manager. Mortgage loans whose terms call for the establishment of a lockbox account require that the amounts paid to the property manager will be deposited into the applicable lockbox account on a regular basis. Lockbox accounts will not be assets of the trust.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

Appraisals

     In connection with the origination or securitization of each of the mortgage loans, the related mortgaged property was appraised by an independent appraiser that, generally, was a Member of the Appraisal Institute. Each such appraisal complied, or the appraiser certified that it complied, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act
of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the Cut-off Date is presented in this prospectus supplement for illustrative purposes only.

     The appraisals for certain of the mortgaged properties state a "stabilized value" as well as an "as-is" value for these properties based on the assumption that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the properties. The stabilized value is presented as the
Appraised Value in this prospectus supplement to the extent stated in the footnotes to Appendix II to this prospectus supplement.

Environmental Assessments

     An environmental site assessment was performed with respect to each mortgaged property except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property policy that we describe below under "--Environmental Insurance" generally within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice. In some cases, a "Phase II" environmental site assessment was also performed. In general, the environmental assessments contained no recommendations for further significant environmental remediation efforts which, if not undertaken, would have a material adverse effect on the interests of the certificate holders.
However, in certain cases, the assessment disclosed the existence of or potential for adverse environmental conditions, generally the result of the activities of identified tenants, adjacent property owners or previous owners of the mortgaged property. In certain of such cases, the related borrowers were required to establish operations and maintenance plans, monitor the mortgaged property, abate or remediate the condition and/or provide additional security such as letters of credit, reserves or stand-alone secured creditor impaired property policies. See "Risk Factors--Environmental Risks Relating to Specific
Mortgaged Properties May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

Property Condition Assessments

     In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination or securitization of the related mortgage loan, to assess the condition of the structure, exterior walls, roofing, interior structure and mechanical and electrical systems.
Engineering reports by licensed

                                     S-142

engineers, architects or consultants generally were prepared, except for newly constructed properties, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. See "Risk
Factors--Property Inspections and Engineering Reports May Not Reflect All
Conditions That Require Repair On The Property" in this prospectus supplement.
In certain cases where material deficiencies were noted in such reports, the related borrower was required to establish reserves for replacement or repair or to remediate the deficiency.

Seismic Review Process

     In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

Zoning and Building Code Compliance

     Each seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements, appraisals, zoning consultants' reports and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related mortgage loan seller has informed us that it does not consider any such violations known to it to be material.

ENVIRONMENTAL INSURANCE

     In the case of nineteen (19) mortgaged properties, securing mortgage loans representing approximately 2.6% of the Initial Pool Balance, the related mortgage loan seller has obtained, or has the benefit of, and there will be assigned to the trust, a group secured creditor impaired property policy covering selected environmental matters with respect to all those mortgage loans as a group. None of the mortgage loans covered by this policy has a Cut-off Date
Balance in excess of approximately $4,000,000. The premium for the environmental group policy has been or, as of the date of initial issuance of the certificates, will be, paid in full.

    In general, the group secured creditor impaired property policy referred to above provides coverage for the following losses, subject to the coverage limits discussed below, and further subject to the policy's conditions and exclusions:

     o    if during the term of the policy, a borrower defaults under its mortgage loan and adverse environmental conditions exist at levels above legal limits on the related underlying real property, the insurer will indemnify the insured for the outstanding principal balance of the related mortgage loan on the date of the default, together with accrued interest from the date of default until the date that the outstanding principal balance is paid;

     o    if the insured becomes legally obligated to pay as a result of a claim first made against the insured and reported to the insurer during the term of the policy, for bodily injury, property damage or clean-up costs resulting from adverse environmental conditions on, under or emanating from an underlying real property, the insurer will pay that claim; and

                                     S-143

     o    if the insured enforces the related mortgage, the insurer will thereafter pay legally required clean-up costs for adverse environmental conditions at levels above legal limits which exist on or under the acquired underlying real property, provided that the appropriate party reported those conditions to the government in accordance with applicable law.

     The secured creditor impaired property policy does not cover adverse environmental conditions that the insured first became aware of before the term of the policy unless those conditions were disclosed to the insurer before the policy was issued. However, property condition assessments or engineering surveys were conducted for the mortgaged properties covered by the policy. If the report disclosed the existence of material amounts of lead based paint, asbestos containing materials or radon gas affecting such a mortgaged property, the related borrower was required to remediate the condition before the closing of the loan, establish a reserve from loan proceeds in an amount considered sufficient by the mortgage loan seller or agree to establish an operations and maintenance plan. No individual claim under the group policy may exceed
$5,000,000 and the total claims under the group policy is subject to a maximum of $12,534,000. There is no deductible under the policy.

     The secured creditor impaired property policy requires that the appropriate party associated with the trust report a claim during the term of the policy, which extends five years beyond the terms of the respective mortgage loans.

     The secured creditor impaired property policy will be issued by
Steadfast Insurance Company, an affiliate of Zurich North America.

ADDITIONAL MORTGAGE LOAN INFORMATION

     Each of the tables presented in Appendix I sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the
Cut-off Date. For a detailed presentation of certain of the characteristics of the mortgage loans and the mortgaged properties, on an individual basis, see
Appendix II to this prospectus supplement, and for a brief summary of the ten
(10) largest mortgage loans (including crossed mortgage loans) in the Mortgage
Pool, see Appendix III to this prospectus supplement. Additional information regarding the mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool"
section and (b) under "Legal Aspects Of Mortgage Loans" in the prospectus.

     For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix III:

     (1)  References to "DSCR" are references to "Debt Service Coverage Ratios."
          In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) Underwritable Cash Flow to (b)
          required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and
          Appendix III, the "Debt Service Coverage Ratio" or "DSCR" for any
          mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt Service Coverage Ratio (unless otherwise indicated) reflects with respect to any Serviced Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan. The Debt Service
          Coverage Ratio information in this prospectus supplement with respect to any A/B Mortgage Loan, reflects the indebtedness under the related mortgage loan, but not the indebtedness on the related B Note. The
          Debt Service Coverage Ratio information in this prospectus supplement with respect to any mortgage loan that has been subordinated, second lien indebtedness, reflects the indebtedness under the related mortgage loan, but not the subordinated, second lien indebtedness.

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          In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, the applicable mortgage loan seller relied on rent rolls and other generally unaudited financial information provided by the respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial statements, material changes in the operating position of the mortgaged property of which the mortgage loan seller was aware (e.g., new signed leases or end of
          "free rent" periods and market data), and estimated capital expenditures, leasing commission and tenant improvement reserves. The applicable mortgage loan seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of
          Underwritable Cash Flow derived therefrom, based upon the mortgage loan seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and information. In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated. For purposes of calculating Underwritable Cash Flow for mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties.

          The Underwritable Cash Flow for residential cooperative mortgaged properties is based on projected net operating income at the mortgaged property, as determined by the appraisal obtained in connection with the origination of the related mortgage loan, assuming that the related mortgaged property was operated as a rental property with rents set at prevailing market rates taking into account the presence, if any, of existing rent-controlled or rent-stabilized occupants, if any, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

          Historical operating results may not be available or were deemed not relevant for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other borrower-supplied information such as estimates or budgets. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable mortgage loan seller in determining the presented operating information.

          The Debt Service Coverage Ratios are presented in this prospectus supplement for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. Accordingly, no assurance can be given, and no representation is made, that the Debt
          Service Coverage Ratios accurately reflect that ability.

     (2)  References to "DSCR Post IO Period" are references to "Debt Service
          Coverage Ratio Post IO Period." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix III, the "Debt Service Coverage
          Ratio Post IO Period" or "DSCR Post IO Period" for any mortgage loan is calculated pursuant to the definition of those terms under the
          "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt Service
          Coverage Ratio Post IO Period (unless otherwise indicated) reflects, for mortgage loans that require monthly payments of interest-only for a certain amount of time after origination followed by monthly payments of principal and interest for the remaining term of the mortgage loan, the annualized amount of debt service that will be payable under the mortgage loan after the beginning of the amortization term of the mortgage loan.

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     (3)  References in the tables to "Cut-off Date LTV" are references to
          "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix III, the "Cut-off Date LTV,"
          "Cut-off Date Loan-to-Value," "Balloon LTV" or "Balloon Loan-to-Value"
          for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the loan-to-value ratio reflects with respect to any Serviced Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related
          Serviced Companion Mortgage Loan. The loan-to-value information in this prospectus supplement with respect to any A/B Mortgage Loan reflects the indebtedness under the related mortgage loan, but not the indebtedness on the related B Note. The loan-to-value information in this prospectus supplement with respect to any mortgage loan that has subordinated, second lien indebtedness, reflects the indebtedness under the related mortgage loan, but not the subordinated, second lien indebtedness.

          The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property Value and
          Condition--Appraisals."

          When information with respect to mortgaged properties is expressed as a percentage of the Initial Pool Balance, the percentages are based upon the Cut-off Date principal balances of the related mortgage loans or with respect to an individual property securing a multi-property mortgage loan, the portions of those loan balances allocated to such properties. The allocated loan amount for each mortgaged property securing a multi-property mortgage loan is set forth on Appendix II to this prospectus supplement.

          No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

     (4)  References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

     (5)  For purposes of the statistical information in this prospectus supplement, unless otherwise noted, all numbers and statistical information include only the Monmouth Mall Loan Pooled Component.
          Generally, the exclusion of the Monmouth Mall Loan Non-Pooled
          Component and the future advances of principal that are permitted under the related loan documents (1) decreases the loan-to-value ratio, (2) increases the debt service coverage ratio, and (3)
          decreases the percentage of the aggregate principal balance of the mortgage loan represented by the Monmouth Mall Loan indicated in such statistical information because that information is based only on the
          Monmouth Mall Loan Pooled Component. References to the original principal balance of the Monmouth Mall Loan Pooled Component are references to the principal balance of that mortgage loan (including the Monmouth Mall Loan Non-Pooled Component) as of its origination date, less the principal balance of the Monmouth Mall Loan Non-Pooled
          Component as of such date.

     The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

     Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and rent rolls.

STANDARD HAZARD INSURANCE

     The master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein, which shall be obtained from an insurer

                                     S-146

meeting the requirements of the applicable loan documents. This includes a fire and hazard insurance policy with extended coverage that contains no exclusion for damages due to acts of terrorism (subject to the provisions set forth below). Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower or its tenant to self-insure. The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause. The master servicer will be deemed to have satisfied the
Servicing Standard in respect of such insurance requirement if the borrower maintains, or the master servicer has otherwise caused to be obtained, a standard hazard insurance policy that is in compliance with the related mortgage loan documents, and, if required by such mortgage loan documents, the borrower pays, or the master servicer has otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism
Risk Insurance Act of 2002.

     If, on the date of origination of a mortgage loan, the portion of the improvements on a related mortgaged property was in an area identified in the
Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is required by the Federal Emergency
Management Agency and has been made available), the master servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance and Mitigation Administration in an
amount representing coverage of at least the lesser of:

     o    the outstanding principal balance of the related mortgage loan; and

     o    the maximum amount of such insurance available for the related mortgaged property, but only to the extent such mortgage loan permits the lender to require such coverage and such coverage conforms to the
          Servicing Standard.

     If a borrower fails to maintain such fire and hazard insurance, the master servicer will be required to obtain such insurance and the cost of the insurance will be a Servicing Advance made by the master servicer, subject to a determination of recoverability. The special servicer will be required to maintain fire and hazard insurance with extended coverage and, if applicable, flood insurance (and other insurance required under the related mortgage) on an
REO Property in an amount not less than the maximum amount obtainable with respect to such REO Property and the cost of the insurance will be a Servicing
Advance made by the master servicer, subject to a determination of recoverability, provided that the special servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing
Standard; provided that the special servicer will be required to maintain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the special servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located.

     In addition, the master servicer may require any borrower to maintain other forms of insurance as the master servicer may be permitted to require under the related mortgage, including, but not limited to, loss of rents endorsements and comprehensive public liability insurance. The master servicer will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance.
Any losses incurred with respect to mortgage loans due to uninsured risks, including terrorist attacks, earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to Certificateholders.
The special servicer will have the right, but not the obligation, at the expense of the trust, to obtain earthquake insurance on any mortgaged property securing a Specially Serviced Mortgage Loan and/or any REO Property so long as such insurance is available at commercially reasonable rates. The master servicer will not be required in any event to cause the borrower to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (as determined by the master servicer)
and consistent with the Servicing Standard; provided that the master servicer will be obligated to

                                     S-147

cause the borrower to maintain or itself obtain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the master servicer determines that (i) such insurance is not available at any rate or (ii)
such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located. Notwithstanding the limitation set forth in the preceding sentence, if the related mortgage loan documents and the related mortgage require the borrower to maintain insurance against property damage resulting from terrorism or similar acts, the master servicer will, prior to availing itself of any limitation described in that sentence with respect to any mortgage loan (or any component loan of an A/B Mortgage Loan) that has a principal balance in excess of $2,500,000, obtain the approval or disapproval of the special servicer and the Operating Adviser (or with respect to the Monmouth
Mall Loan, the Monmouth Mall Loan Operating Adviser) to the extent required by, and in accordance with the procedures set forth in, the Pooling and Servicing
Agreement. The master servicer will be entitled to rely on the determination of the special servicer made in connection with such approval or disapproval. The special servicer will decide whether to withhold or grant such approval in accordance with the Servicing Standard. If any such approval has not been expressly denied within seven (7) business days of receipt by the special servicer and Operating Adviser (or with respect to the Monmouth Mall Loan, the
Monmouth Mall Loan Operating Adviser) from the master servicer of the master servicer's determination and analysis and all information reasonably requested thereby and reasonably available to the master servicer in order to make an informed decision, such approval will be deemed to have been granted. See "Risk
Factors--The Absence Of Or Inadequacy Of Insurance Coverage On The Property May
Adversely Affect Payments On Your Certificates" in this prospectus supplement.

SIGNIFICANT OBLIGORS

     Information regarding any mortgage loan that constitutes 10% or more of the
Initial Pool Balance is set forth in Appendix III of this prospectus supplement.

SALE OF THE MORTGAGE LOANS

     On the Closing Date, each mortgage loan seller will sell its mortgage loans, without recourse, to the Depositor, and the Depositor, in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each mortgage loan seller in respect of the mortgage loans and the related remedies for breach of the representations and warranties to the trustee for the benefit of the Certificateholders. In connection with such assignments, each seller is required in accordance with the related
Mortgage Loan Purchase Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it to the trustee or its designee.

     The trustee will be required to review the documents delivered by each seller with respect to its mortgage loans within 75 days following the Closing
Date, and the trustee will hold the related documents in trust. Within 45 days following the Closing Date, pursuant to the Pooling and Servicing Agreement, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of Terms" under the term
"Mortgage File," are to be completed in the name of the trustee, if delivered in blank, and submitted for recording in the real property records of the appropriate jurisdictions at the expense of the applicable mortgage loan seller.

REPRESENTATIONS AND WARRANTIES

     In each Mortgage Loan Purchase Agreement, the related mortgage loan seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

     (1)  the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

                                     S-148

     (2)  such seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

     (3)  no Scheduled Payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;

     (4)  the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

     (5)  the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

     (6)  the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the mortgaged property;

     (7)  the mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in material part;

     (8)  except as set forth in a property inspection report prepared in connection with the origination or securitization of the mortgage loan, the related mortgaged property is, to the mortgage loan seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan;

     (9)  the mortgage loan seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

     (10) the related mortgaged property is covered by an American Land Title
Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

     (11) the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan;

     (12) except in the case of the mortgage loans covered by the secured creditor impaired property policy that we describe above, an environmental site assessment or update of a previous assessment was performed with respect to the mortgaged property in connection with the origination or securitization of the related mortgage loan, a report of each such assessment (or the most recent assessment with respect to each mortgaged property) has been delivered to the
Depositor, and such seller has no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such report;

     (13) each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker, enforceable in accordance with its terms, and there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

     (14) the related mortgaged property is, and is required pursuant to the related mortgage to be, insured by casualty, business interruption and liability insurance policies of a type specified in the related Mortgage Loan Purchase
Agreement;

                                     S-149

     (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage;

     (16) the related borrower is not, to the mortgage loan seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding;

     (17) no mortgage requires the holder of it to release all or any material portion of the related mortgaged property from the lien of the mortgage except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) except where the portion of the related mortgaged property permitted to be released was not considered by the mortgage loan seller to be material in underwriting the mortgage loan, the payment of a release price and prepayment consideration in connection therewith;

     (18) to such seller's knowledge, there exists no material default, breach, violation or event of acceleration, and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are covered by certain other of the preceding representations and warranties;

     (19) the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum of the ground lease has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee under the ground lease to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances;
(c) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor under the ground lease (or if it is required it will have been obtained prior to the Closing Date); (d) such ground lease is in full force and effect and the seller has received no notice that an event of default has occurred under the ground lease; (e) such ground lease, or a related estoppel letter, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on the terms that do not materially vary from the economic terms of the ground lease; (f) the holder of the mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor under the ground lease may terminate such ground lease; and (g) such ground lease has an original term
(including any extension options set forth therein) which extends not less than twenty years beyond the scheduled maturity date of the related mortgage loan;
and

     (20) the related mortgage loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of lender incurred in connection with the defeasance of such mortgage loan and the release of the related mortgaged property, and the borrower is required to pay all reasonable costs and expenses of lender associated with the approval of an assumption of such mortgage loan.

REPURCHASES AND OTHER REMEDIES

     If any mortgage loan document required to be delivered to the trustee by a seller with respect to its mortgage loans as described under "--Sale of the
Mortgage Loans" above has a Material Document Defect, or if there is a Material
Breach by a seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such seller will be obligated to cure such Material
Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period. Notwithstanding the foregoing, in the event that the payments described under subparagraph 20 of the preceding paragraph above are insufficient to pay the expenses associated with such defeasance or

                                     S-150

assumption of the related mortgage loan, it shall be the sole obligation of the related mortgage loan seller to pay an amount sufficient to pay such expenses.

     If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure
Period, the related mortgage loan seller will be obligated, not later than the last day of such Permitted Cure Period, to:

     o    repurchase the affected mortgage loan from the trust at the Purchase
          Price; or

     o    at its option, if within the two-year period commencing on the Closing
          Date, replace such mortgage loan with a Qualifying Substitute Mortgage
          Loan, and pay an amount generally equal to the excess of the applicable Purchase Price for the mortgage loan to be replaced
          (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable Qualifying Substitute
          Mortgage Loan as of the date of substitution, after application of all payments due on or before such date, whether or not received.

     The related mortgage loan seller must cure any Material Document Defect or
Material Breach within the Permitted Cure Period, provided, however, that if such Material Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage", as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the mortgage loan seller was notified of the defect or breach.

     The foregoing obligations of any seller to cure a Material Document Defect or a Material Breach in respect of any of its mortgage loans or the obligation of any mortgage loan seller to repurchase or replace the defective mortgage loan, will constitute the sole remedies of the trustee and the
Certificateholders with respect to such Material Document Defect or Material
Breach; and none of us, the other sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related mortgage loan seller defaults on its obligation to do so. Each seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by any other mortgage loan seller.

     If (x) a mortgage loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other mortgage loans
("Crossed Mortgage Loans") and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such Crossed Mortgage Loan, and the applicable mortgage loan seller shall be obligated to repurchase or replace each such Crossed Mortgage Loan in accordance with the provisions of the applicable mortgage loan purchase agreement, unless, in the case of such breach or document defect, (A) the applicable mortgage loan seller provides a nondisqualification opinion to the trustee at the expense of that mortgage loan seller and (B) both of the following conditions would be satisfied if that mortgage loan seller were to repurchase or replace only those mortgage loans as to which a Material Breach or
Material Document Defect had occurred (without regard to this paragraph) (the
"Affected Loan(s)"): (i) the debt service coverage ratio for all such other mortgage loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the lesser of (A) 0.10x below the debt service coverage ratio for all such Crossed Mortgage
Loans (including the Affected Loans(s)) set forth in Appendix II of this prospectus supplement and (B) the debt service coverage ratio for all such
Crossed Mortgage Loans (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement, and (ii) the loan-to-value ratio for all such Crossed Mortgage Loans (excluding the Affected
Loan(s)) is not greater than the greater of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for all such Crossed
Mortgage Loans (including the Affected Loan(s)) set forth in Appendix II of this prospectus supplement plus 10% and (B) the loan-to-value ratio for all such
Crossed Mortgage Loans (including the Affected Loans(s)), at the time of repurchase or replacement. The determination of the master servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The master servicer will be entitled to cause to be delivered, or direct the applicable mortgage loan seller to (in which case that mortgage loan seller shall) cause to be delivered to the master servicer, an appraisal of any or all of the related mortgaged properties for purposes of determining whether the condition set forth in clause (ii) above has

                                     S-151

been satisfied, in each case at the expense of that mortgage loan seller if the scope and cost of the appraisal is approved by that mortgage loan seller (such approval not to be unreasonably withheld).

CHANGES IN MORTGAGE POOL CHARACTERISTICS

     The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the offered certificates are issued. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the
Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the
Mortgage Pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the
Mortgage Pool as described in this prospectus supplement. The information presented in this prospectus supplement is representative of the characteristics of the Mortgage Pool as it will be constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS

     With respect to any Mortgage Loan for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, no assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered.
Instead, the related mortgage loan seller will be required to take all actions as are necessary to cause the trustee on behalf of the Trust to be shown as, and the trustee will be required to take all actions necessary to confirm that the trustee on behalf of the Trust is shown as, the owner of the related mortgage loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The trustee will include the foregoing confirmation in the certification required to be delivered by the trustee after the Closing Date pursuant to the Pooling and Servicing Agreement.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

     The master servicer and the special servicer, either directly or through the Primary Servicer or sub-servicers, will be required to service and administer the mortgage loans (including the Monmouth Mall Loan Non-Pooled
Component) in accordance with the Servicing Standard. Each of the master servicer and the special servicer is required to adhere to the Servicing
Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower, and the different payment priorities among the Classes of certificates. Each of the master servicer, the special servicer and the Primary
Servicer may become the owner or pledgee of certificates with the same rights as each would have if it were not the master servicer, the special servicer or the
Primary Servicer, as the case may be.

     Any such interest of the master servicer, the special servicer or the
Primary Servicer in the certificates will not be taken into account when evaluating whether actions of the master servicer, the special servicer or the
Primary Servicer are consistent with their respective obligations in accordance with the Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of certificates owned by the master servicer, the special servicer or the Primary Servicer. In addition, the master servicer or the special servicer may, under limited circumstances, lend money on a secured or unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though the master servicer or the special servicer were not a party to the transactions contemplated hereby.

     On the Closing Date, the master servicer will enter into an agreement with the Primary Servicer under which the Primary Servicer will assume many of the servicing obligations of the master servicer presented in this section with respect to mortgage loans sold by it or its affiliates to the trust. The Primary
Servicer is subject to the Servicing Standard. If an Event of Default occurs in respect of the master servicer and the master servicer is terminated, such termination will not necessarily cause the termination of the Primary Servicer.
Notwithstanding the provisions of any primary servicing agreement or the Pooling and Servicing Agreement, the master servicer shall

                                     S-152

remain obligated and liable to the trustee, paying agent and the
Certificateholders for servicing and administering of the mortgage loans in accordance with the provisions of the Pooling and Servicing Agreement to the same extent as if the master servicer was alone servicing and administering the mortgage loans.

     Each of the master servicer, the Primary Servicer and the special servicer is permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement;
provided that none of the master servicer, the Primary Servicer or the special servicer may appoint a sub-servicer after the closing date without the depositor's prior consent to the extent set forth in the Pooling and Servicing
Agreement, which consent may not be unreasonably withheld. However, any subservicing is subject to various conditions set forth in the Pooling and
Servicing Agreement including the requirement that the master servicer, the special servicer or the Primary Servicer, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing Agreement. The master servicer or the special servicer, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

     The master servicer or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee, provided that:

     o    a successor master servicer or special servicer is available, has assets of at least $15,000,000 and is willing to assume the obligations of the master servicer or special servicer, and accepts appointment as successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent compensation and, in the case of the special servicer, is reasonably acceptable to the Operating Adviser, the depositor and the trustee;

     o    the master servicer or special servicer bears all costs associated with its resignation and the transfer of servicing; and

     o    the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

     Furthermore, the master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. A resignation of the master servicer will not affect the rights and obligations of the Primary Servicer to continue to act as primary servicer. If the master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume the master servicer's duties and obligations under the Pooling and
Servicing Agreement. If the special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent will assume the duties and obligations of the special servicer. In the event the trustee or any agent of the trustee assumes the duties and obligations of the master servicer or special servicer under such circumstances, the trustee will be permitted to resign as master servicer or special servicer notwithstanding the first sentence of this paragraph if it has been replaced by a qualified successor pursuant to the terms of the Pooling and Servicing Agreement.

     The relationship of each of the master servicer and the special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

     The master servicer will have no responsibility for the performance by the special servicer, to the extent they are different entities, of its duties under the Pooling and Servicing Agreement, and the special servicer will have no responsibility for the performance by the master servicer of its duties under the Pooling and Servicing Agreement.

     The master servicer initially will be responsible for servicing and administering the entire pool of mortgage loans. The special servicer will be responsible for servicing and administering any Specially Serviced Mortgage
Loans.

     Upon the occurrence of any of the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of Terms" in this prospectus supplement (generally regarded as "Servicing

                                     S-153

Transfer Events"), the master servicer will be required to transfer its principal servicing responsibilities with respect to a Specially Serviced
Mortgage Loan to the special servicer in accordance with the procedures set forth in the Pooling and Servicing Agreement. Notwithstanding such transfer, the master servicer will continue to receive any payments on such mortgage loan, including amounts collected by the special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the trustee and the paying agent with respect to such mortgage loan. If title to the related mortgaged property is acquired by the trust, whether through foreclosure, deed in lieu of foreclosure or otherwise, the special servicer will be responsible for the operation and management of the property and such loan will be considered a Specially Serviced
Mortgage Loan.

     A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage Loan to which the master servicer will re-assume all servicing responsibilities.

     The master servicer and the special servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. See "Description of the Offered
Certificates--Advances--Servicing Advances" in this prospectus supplement.

     The Primary Servicer, the master servicer and the special servicer and any director, officer, employee or agent of any of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans (and, if and to the extent that the matter relates to a Serviced
Companion Mortgage Loan or B Note, out of collections on, and other proceeds of, the Serviced Companion Mortgage Loan or B Note) against any loss, liability, or expense incurred in connection with any legal action relating to the Pooling and
Servicing Agreement, the mortgage loans, any Serviced Companion Mortgage Loan, any B Note or the certificates other than any loss, liability or expense incurred by reason of the Primary Servicer's, master servicer's or special servicer's willful misfeasance, bad faith or negligence in the performance of their duties under the Pooling and Servicing Agreement.

SERVICING OF THE MONMOUTH MALL LOAN, ALDERWOOD MALL LOAN GROUP, THE SBC-HOFFMAN
ESTATES LOAN GROUP, THE MERVYNS PORTFOLIO LOAN GROUP AND THE WATER STREET PLAZA
A/B MORTGAGE LOAN

MONMOUTH MALL LOAN

     The borrower under the Monmouth Mall Loan secured by the mortgaged property identified on Appendix II to this prospectus supplement as the Monmouth Mall is entitled to one or more future advances of principal in an aggregate amount of up to $14,000,000 at any time before September 1, 2008, subject to the satisfaction of certain conditions under the related loan documents. The related mortgage loan seller will retain the obligation to make any and all of those future advances, and the mortgage loan resulting from those future advances, if any, will not be transferred to the trust fund. The mortgage loan resulting from those future advances (the "Monmouth Mall Companion Loan"), if made, will be secured by the Monmouth Mall mortgaged property, as expanded in connection with the future advances. In connection with the foregoing, the holder of the
Monmouth Mall Loan and the related mortgage loan seller have executed an intercreditor agreement, that generally provides (among other things) for the following:

     o    the Monmouth Mall Loan and the Monmouth Mall Companion Loan will be of equal priority with each other and no portion of any of them will have priority or preference over the other;

     o    the Pooling and Servicing Agreement and the related intercreditor agreement will exclusively govern the servicing and administration of the Monmouth Mall Loan and the Monmouth Mall Companion Loan (and all
          decisions, consents, waivers, approvals and other actions on the part of the holder of the Monmouth Mall Loan and the Monmouth Mall
          Companion Loan will be effected in accordance with the Pooling and
          Servicing Agreement) and the trustee (or the master servicer or special servicer on its behalf) thereunder has the exclusive right to exercise remedies with respect to the Monmouth Mall Loan and the
          Monmouth Mall Companion Loan, including, without limitation, seeking foreclosure;

                                     S-154

     o    the Monmouth Mall Loan Operating Advisor or the Controlling Class
          under the Pooling and Servicing Agreement, as applicable, will act as controlling class representative with respect to the Monmouth Mall
          Loan and the Monmouth Mall Companion Loan and have all rights with respect to the Monmouth Mall Loan and the Monmouth Mall Companion Loan
          set forth in the Pooling and Servicing Agreement;

     o    all payments, proceeds and other recoveries on or in respect of the
          Monmouth Mall Loan and/or the Monmouth Mall Companion Loan (in each case, subject to the rights of each of the Series 2006-TOP21 master servicer, the Series 2006-TOP21 special servicer, the Depositor or the trustee under the Pooling and Servicing Agreement to payments and reimbursements pursuant to and in accordance with the terms of the
          Pooling and Servicing Agreement) will be applied to the Monmouth Mall
          Loan and the Monmouth Mall Companion Loan on a pari passu basis according to their respective outstanding principal balances; and

     o    the transfer of the ownership of the Monmouth Mall Companion Loan to any person or entity other than institutional lenders, investment funds, and their affiliates that satisfy minimum net worth and experience requirements and other than trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans is generally prohibited.

     In addition, under the Pooling and Servicing Agreement, if the Monmouth
Mall Loan is subject to a fair value purchase option, then any holder of that option will also be required to purchase the Monmouth Mall Companion Loan in connection with the exercise of that option.

     Under the Pooling and Servicing Agreement, the servicing and administration of the Monmouth Mall Loan and the Monmouth Mall Companion Loan will generally be conducted as if such loans were a single "mortgage loan" under the provisions of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the holder of the Monmouth Mall Companion Loan will have certain consultation rights with respect to the Monmouth Mall Loan, the Monmouth Mall Companion Loan and the
related mortgaged property under the Pooling and Servicing Agreement and related intercreditor agreement.

THE ALDERWOOD MALL LOAN GROUP

     Mortgage Loan No. 2 (the "Alderwood Mall Pari Passu Loan"), which had an outstanding principal balance as of the Cut-off Date of $107,890,085, representing 7.8% of the Initial Pool Balance, is secured by the same mortgaged properties on a pari passu basis with another note (the "Alderwood Mall
Companion Loan"), and on a subordinate basis with a subordinate note (the
"Alderwood Mall B Note"). The Alderwood Mall Pari Passu Loan and the Alderwood
Mall Companion Loan and the Alderwood Mall B Note have the same borrower and are all secured by the same mortgage instrument encumbering the same mortgaged property. The interest rate and maturity date of the Alderwood Mall Companion
Loan are identical to those of the Alderwood Mall Pari Passu Loan. Payments from the borrower under the Alderwood Mall Loan Group will be applied on a pari passu basis to the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion
Loan. The Alderwood Mall B Note had an original principal balance of
$55,000,000. The Alderwood Mall Companion Loan and the Alderwood Mall B Note are
not assets of the trust.

     The Alderwood Mall Loan Group will be serviced pursuant to the Pooling and
Servicing Agreement. Terms of the intercreditor agreements between the holders of the Alderwood Mall Pari Passu Loan, the holders of the Alderwood Mall
Companion Loan and the holders of the Alderwood Mall B Note to provide that for so long as the Alderwood Mall Pari Passu Loan is included in a securitization the applicable master servicer or the special servicer, if applicable, will be obligated to administer the Alderwood Mall Companion Loan and the Alderwood Mall
B Note consistently with the terms of the related intercreditor agreements and the Pooling and Servicing Agreement. The master servicer or the trustee, as applicable, will be required to make: (i) P&I Advances on the Alderwood Mall
Pari Passu Loan unless the master servicer, the special servicer or the trustee, as applicable, determines that such an advance would not be recoverable from collections on the Alderwood Mall Pari Passu Loan and (ii) servicing advances on the Alderwood Mall Loan Group unless the master servicer, the special servicer or the

                                     S-155

trustee, as applicable, determines that such an advance would not be recoverable from collections on the Alderwood Mall Loan Group.

Alderwood Mall Pari Passu Loan and Alderwood Mall Companion Loan Intercreditor
Agreement

     The holders of the Alderwood Mall Pari Passu Loan and the Alderwood Mall
Companion Loan have entered into an intercreditor agreement that governs the respective rights and powers of the holders of the Alderwood Mall Pari Passu
Loan and the Alderwood Mall Companion Loan and provides, in general, that:

     Distributions. The Alderwood Mall Pari Passu Loan and the Alderwood Mall
Companion Loan are of equal priority with each other and no portion of any of them will have priority or preference over any of the others;

     All payments, proceeds and other recoveries on or in respect of the
Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan will be applied to the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion
Loan on a pari passu basis according to their respective outstanding principal balances (subject, in each case, to the payment and reimbursement rights of the master servicer, the special services, the trustee and fiscal agent, and any other service providers with respect to a Alderwood Mall Companion Loan, in accordance with the terms of the Pooling and Servicing Agreement); and

     The related intercreditor agreement also permits Morgan Stanley Mortgage
Capital, Inc., so long as it is the holder of the Alderwood Mall Companion Loan, to divide such retained loan into one or more "component" pari passu notes in the aggregate principal amount equal to the companion loan being reallocated, provided that, among other things, the aggregate principal balance of the outstanding Alderwood Mall Companion Loan held by Morgan Stanley Mortgage
Capital Inc. and the new pari passu notes following such amendments are no greater than the aggregate principal balance of the related promissory notes prior to such amendments.

     Consultation and Consent. Upon transfer of the Alderwood Mall Companion
Loan to a securitization, the special servicer will be required to consult with the special servicer appointed under the related subsequent pooling and servicing agreement (who shall consult with the majority certificateholder of the controlling class of the securitization trust holding the Alderwood Mall
Companion Loan) with respect to any proposed action that requires approval of the majority certificateholder of the controlling class. Such subsequent special servicer (and subsequent majority certificateholder of the controlling class)
will have two fifteen (15) business day periods to consult with the special servicer. If the subsequent special servicer and the special servicer are unable to agree on the appropriate course of action by the end of such review periods, then the special servicer shall decide, in accordance with the servicing standard, what course of action to follow. If the special servicer needs to take immediate action and cannot wait until all review periods set forth above expire, the special servicer shall decide in accordance with the servicing standard what course of action to take.

     Sale of Defaulted Mortgage Loan. Under the Pooling and Servicing Agreement,
if the Alderwood Mall Pari Passu Loan is subject to a fair value purchase option, the special servicer will be required to determine the purchase price for the Alderwood Mall Companion Loan. Each option holder specified in
"Servicing of the Mortgage Loans--Sale of Defaulted Mortgage Loans" in this prospectus supplement will have an option to purchase the Alderwood Mall Pari
Passu Loan. The holder of the Alderwood Mall Pari Passu Loan (or its designee)
will have an option to purchase the Alderwood Mall Companion Loan, at the purchase price determined by the special servicer.

     Termination of the Master Servicer or Special Servicer. If an event of default under the Pooling and Servicing Agreement occurs, is continuing and has not been remedied, the depositor or the trustee may, and upon written direction from the holders of at least 51% of all of the certificates issued pursuant to the Pooling and Servicing Agreement or, to the extent that it is affected by such event of default, a holder of the Alderwood Mall Companion Loan, the trustee will terminate the master servicer or special servicer with respect to the Alderwood Mall Loan Group, as applicable, if such party is the defaulting party.

                                     S-156

Alderwood Mall Loan B Note Intercreditor Agreement

         Payments. Under the terms of the Alderwood Mall B Note intercreditor agreement, prior to (i) the occurrence and continuance of a monetary event of default (or if a monetary event of default has occurred and is continuing but the holder of the Alderwood Mall B Note is exercising or has indicated its intention to exercise its cure rights in accordance with the related intercreditor agreement and thereafter actually exercises such rights as and when required under the related intercreditor agreement, then prior to the expiration of the cure periods therein), (ii) the acceleration of the Alderwood
Mall Loan Group, (iii) the Alderwood Mall Loan Group becoming a Specially
Serviced Mortgage Loan (unless the Alderwood Mall Loan Group is a rehabilitated loan) that is in default or (iv) the occurrence of the maturity date (unless related borrower continues making payments and satisfies the refinancing tests set out in the related intercreditor agreement, or if the Alderwood Mall Loan
Group is a rehabilitated loan, in each case after payment or reimbursement of all amounts that are then due and payable pursuant to the Pooling and Servicing
Agreement to the master servicer and the special servicer, including without limitation the servicing fees, trust fund expenses, reimbursement of advances and interest thereon at the rate specified in the Pooling and Servicing
Agreement, all payments and proceeds (of whatever nature, including, without limitation, proceeds under title, hazard or other insurance policies, condemnation awards and payments received in connection with a defeasance of the
Alderwood Mall Loan Group) received with respect to the Alderwood Mall Loan
Group (including amounts received by the master servicer or the special servicer pursuant to the Pooling and Servicing Agreement, but excluding any amounts for required reserves or escrows required by the related loan documents and proceeds, awards or settlements to be applied to the restoration or repair of the related mortgaged property or released to the related borrower in accordance with the terms of the related loan documents and excluding any principal prepayment of holder of the Alderwood Mall B Note made and any yield maintenance premium related thereto in connection with a defeasance of the Alderwood Mall
Pari Passu Loan and the Alderwood Mall Companion Loan) will be paid:

     o    first, pari passu to the holders of the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan, in an amount equal to the accrued and unpaid interest on the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan at the net rate for the Alderwood
          Mall Pari Passu Loan and the Alderwood Mall Companion Loan;

     o    second, pari passu to the holders of the Alderwood Mall Pari Passu
          Loan and the Alderwood Mall Companion Loan, in an amount equal to (i)
          scheduled principal payments due in respect of the Alderwood Mall Pari
          Passu Loan and the Alderwood Mall Companion Loan and (ii) their pro rata portion of all other principal payments on the Alderwood Mall
          Pari Passu Loan and the Alderwood Mall Companion Loan (based on the
          Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan
          principal balance and the Alderwood Mall B Note principal balance immediately prior to such date of payment), to be applied in reduction of the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion
          Loan principal balance (excluding any principal prepayment of the
          Alderwood Mall B Note made and yield maintenance premium related thereto in connection with a defeasance of the Alderwood Mall Pari
          Passu Loan and the Alderwood Mall Companion Loan);

     o    third, to the holder of the Alderwood Mall B Note, up to the aggregate amount of all payments made by the holder of the Alderwood Mall B Note in connection with the exercise of its cure rights under the related intercreditor agreement;

     o    fourth, to the holder of the Alderwood Mall B Note, in an amount equal to the accrued and unpaid interest on the Alderwood Mall B Note principal balance at the net rate for the Alderwood Mall B Note;

     o    fifth, to the holder of the Alderwood Mall B Note, in an amount equal to (i) scheduled principal payments due in respect of Alderwood Mall B
          Note and (ii) its pro rata portion of all other principal payments on the Alderwood Mall Loan Group (based on the principal balance of the
          Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan
          and the Alderwood Mall B Note principal balance immediately prior to such date of payment), to be applied in reduction of the Alderwood
          Mall B Note principal balance (excluding any principal prepayment of
          Alderwood Mall B Note made and

                                     S-157

          yield maintenance premium related thereto in connection with a defeasance of the Alderwood Mall Pari Passu Loan and the Alderwood
          Mall Companion Loan);

     o    sixth, pari passu to the holder of the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan, an amount equal to the yield maintenance premium due in respect of Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan in accordance with the loan documents;

     o    seventh, to the holder of the Alderwood Mall B Note, an amount equal to the yield maintenance premium due in respect of Alderwood Mall B
          Note in accordance with the loan documents (other than in connection with a defeasance of Alderwood Mall Pari Passu Loan and the Alderwood
          Mall Companion Loan and related prepayment of the Alderwood Mall B
          Note);

     o    eighth, any default interest in excess of the interest paid in accordance with clauses first and fourth above, to the extent actually paid by the related borrower, shall be paid to the holders of the
          Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan
          and the holder of the Alderwood Mall B Note on a pro rata basis (based on the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion
          Loan principal balance and the Alderwood Mall B Note principal balance immediately prior to such date of payment), to the extent not payable to another party pursuant to the Pooling and Servicing Agreement;

     o    ninth, any late payment charges, to the extent actually paid by the related borrower, shall be paid to the holders of the Alderwood Mall
          Pari Passu Loan and the Alderwood Mall Companion Loan and the holder of the Alderwood Mall B Note on a pro rata basis (based on the
          Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan
          principal balance and the Alderwood Mall B Note principal balance immediately prior to such date of payment), to the extent not payable to another party pursuant to the Pooling and Servicing Agreement; and

     o    tenth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower and not otherwise applied in accordance with the above payment priorities, such amount shall be paid to the holders of the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan and the holder of the Alderwood Mall
          B Note, pro rata (based on the initial Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan principal balance and the initial Alderwood Mall B Note principal balance).

     Following the occurrence and continuance of a monetary event of default
(which remains uncured after the expiration of any applicable cure period), the acceleration of the Alderwood Mall Loan Group, the Alderwood Mall Loan Group
becoming a Specially Serviced Mortgage Loan (unless the Alderwood Mall Loan
Group is a rehabilitated loan) that is in default, the occurrence of the maturity date (as defined in the related loan documents) or a foreclosure (or deed in lieu of foreclosure) on the related mortgaged property, in each case after payment or reimbursement of all amounts that are then due and payable pursuant to the Pooling and Servicing Agreement to the master servicer and the special servicer, including without limitation servicing fees, additional trust fund expenses, reimbursement of advances and interest thereon at the rate specified in the Pooling and Servicing Agreement, all payments and proceeds (of whatever nature, including, without limitation, proceeds under title, hazard or other insurance policies, condemnation awards and payments received in connection with a defeasance of the Alderwood Mall Loan Group) received with respect to the Alderwood Mall Loan Group (including amounts received by the master servicer or the special servicer pursuant to the Pooling and Servicing
Agreement, but excluding any amounts for required reserves or escrows required by the related loan documents and proceeds, awards or settlements to be applied to the restoration or repair of the related mortgage property or released to the related borrower in accordance with the terms of the related loan documents and excluding any principal prepayment of Alderwood Mall B Note made, and yield maintenance premium related thereto, in connection with a defeasance of
Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan) will be paid:

     o    first, pari passu to the holders of the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan, in an amount equal to the accrued and unpaid interest on the Alderwood Mall Pari

                                     S-158

          Passu Loan and the Alderwood Mall Companion Loan at the net rate for the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion
          Loan;

     o    second, to the holders of the Alderwood Mall Pari Passu Loan and the
          Alderwood Mall Companion Loan, in an amount equal to the Alderwood
          Mall Pari Passu Loan and the Alderwood Mall Companion Loan principal balance, until such amount has been paid in full;

     o    third, to the holder of the Alderwood Mall B Note, up to the aggregate amount of all payments made by the holder of the Alderwood Mall B Note in connection with the exercise of its cure rights under the intercreditor agreement;

     o    fourth, to the holder of the Alderwood Mall B Note, in an amount equal to the accrued and unpaid interest on the Alderwood Mall B Note principal balance at the net rate for the Alderwood Mall B Note;

     o    fifth, to the holder of the Alderwood Mall B Note in an amount equal to the Note B Principal Balance, until such amount has been paid in full;

     o    sixth, to the holders of the Alderwood Mall Pari Passu Loan and the
          Alderwood Mall Companion Loan, an amount equal to the Yield
          Maintenance Premium due in respect of the Alderwood Mall Pari Passu
          Loan and the Alderwood Mall Companion Loan in accordance with the related loan documents;

     o    seventh, to the holder of the Alderwood Mall B Note, an amount equal to the yield maintenance premium due in respect of the Alderwood Mall
          B Note in accordance with the related loan documents;

     o    eighth, any default interest in excess of the interest paid in accordance with clauses first and fourth of this paragraph, to the extent actually paid by the related borrower, shall be paid to the holders of the Alderwood Mall Pari Passu Loan and the Alderwood Mall
          Companion Loan and the holder of the Alderwood Mall B Note on a pro rata basis (based on the Alderwood Mall Pari Passu Loan and the
          Alderwood Mall Companion Loan principal balance and the Alderwood Mall
          B Note principal balance immediately prior to such date of payment), to the extent not payable to another party pursuant to the Pooling and
          Servicing Agreement;

     o    ninth, any late payment charges, to the extent actually paid by the related borrower, shall be paid to the holders of the Alderwood Mall
          Pari Passu Loan and the Alderwood Mall Companion Loan and the holder of the Alderwood Mall B Note on a pro rata basis (based on the
          Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan
          principal balance and the Alderwood Mall B Note principal balance immediately prior to such date of payment), to the extent not payable to another party pursuant to the Pooling and Servicing Agreement; and

     o    tenth, if any excess amount is paid by the related borrower and is not required to be returned to the borrower and not otherwise applied in accordance with this paragraph, such amount shall be paid to the holders of the Alderwood Mall Pari Passu Loan and the Alderwood Mall
          Companion Loan and the holder of the Alderwood Mall B Note, pro rata
          (based on the initial Alderwood Mall Pari Passu Loan and the Alderwood
          Mall Companion Loan principal balance and the initial Alderwood Mall B
          Note principal balance).

Rights of the Holders of the Alderwood Mall B Note and the Alderwood Mall Pari
Passu Loan and Alderwood Mall Companion Loan

     Except under the circumstances described below in this section, the applicable master servicer and the special servicer for the Alderwood Mall Loan
Group will be required to obtain the consult with the holder of the Alderwood
Mall B Note and shall not take any of the following unless and until the holder of the Alderwood Mall B Note has approved (or is deemed to have approved) such action:

                                     S-159

     o    any modification of, or waiver with respect to, the Alderwood Mall
          Loan Group that would result in the extension of the maturity date or extended maturity date thereof, a discounted pay-off of the Alderwood
          Mall Loan Group, a reduction in the interest rate borne thereby or the monthly debt service payment or a deferral or a forgiveness of interest on or principal of the Alderwood Mall Loan Group or a modification or waiver of any other monetary term of the Alderwood
          Mall Loan Group (other than default interest) or a modification or waiver of any provision of the Alderwood Mall Loan Group which restricts the related borrower or its equity owners from incurring additional indebtedness, or any other material non-monetary term of the Alderwood Mall Loan Group;

     o    any acceptance of an assumption agreement releasing the related borrower from liability under the Alderwood Mall Loan Group;

     o    any foreclosure upon or comparable conversion of the ownership of the related mortgaged property or any acquisition of the related mortgaged property by deed-in-lieu of foreclosure;

     o    any release of collateral for the Alderwood Mall Loan Group (other than in accordance with the terms thereof);

     o    any determination to bring the related mortgaged property securing the
          Alderwood Mall Loan Group into compliance with applicable
          environmental laws;

     o    any acceptance of substitute or additional collateral for the
          Alderwood Mall Loan Group (other than in accordance with the terms thereof);

     o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

     o    any proposed sale of the Alderwood Mall Loan Group following the occurrence of a default or of the related mortgaged property after it becomes REO Property;

     o    any renewal or replacement of the then existing insurance policies to the extent that such renewal or replacement policy does not comply with the terms of the loan documents or any waiver, modification or amendment of any insurance requirements under the loan documents, in each case if approval is required by the loan documents;

     o    any approval of a material capital expenditure, if approval is required by the loan documents;

     o    any replacement of the property manager, if approval is required by the loan documents;

     o    any approval of the incurrence of additional indebtedness secured by the related mortgaged property, if approval is required by the loan documents; and

     o    any adoption or approval of a plan in bankruptcy of the related borrower.

     The holder of the Alderwood Mall B Note shall provide the master servicer and the special servicer with its response to any of the foregoing proposed actions within ten (10) business days after its receipt of any such proposal and any back-up materials and shall be deemed to have given its approval if no response is received within such ten (10) business days.

     Alderwood Mall B Note Repurchase Option. Upon the termination of the cure periods specified in the related intercreditor agreement, or if the holder of the Alderwood Mall B Note has exhausted its cure rights thereunder, the holder of the Alderwood Mall B Note shall have the right, prior to any other party, with forty-five (45) days prior written notice, to purchase the Alderwood
Mall Pari Passu Loan and Alderwood Mall Companion Loan at a purchase price equal to the outstanding principal balance on the Alderwood Mall Pari Passu Loan and
Alderwood Mall Companion Loan less any P&I Advances made by the holder of the
Alderwood Mall B Note, plus

                                     S-160

accrued and unpaid interest, any unreimbursed Advances, any special servicing fees, and any other trust fund expenses related to the Alderwood Mall Pari Passu
Loan and Alderwood Mall Companion Loan (the "Alderwood Mall Purchase Price")
(provided that, at the time of such purchase, an event of default shall then be continuing). The Defaulted Loan Purchase Price shall be determined by the special servicer.

     Alderwood Mall N Note Cure Rights. The holders of the Alderwood Mall B Note have the rights to cure defaults under the Alderwood Mall Loan Group loan documents: (i) in the event that the related borrower fails to make any scheduled payment due under the related loan documents on the applicable due date; (ii) in the event of any default in the payment of any unscheduled amounts by Alderwood Mall LLC; and (iii) in the event of a default by Alderwood Mall LLC under the related loan documents which is not a monetary event of default.

     Without the prior written consent of the master servicer or special servicer, as applicable, the holder of the Alderwood Mall B Note shall not have the right to cure (i) more than four (4) consecutive payment defaults within any twelve (12) month period or (ii) more than five (5) payment defaults in the aggregate within any twelve (12) month period. For purposes of this paragraph, a default that is cured by Alderwood Mall LLC shall not constitute cure of such default by the holder of the Alderwood Mall B Note.

THE SBC-HOFFMAN ESTATES Loan Group

     The holders of the SBC-Hoffman Estates Loan Group, together with BSCMI, entered into an intercreditor agreement. That intercreditor agreement generally provides (among other things) for the following:

    o     the SBC-Hoffman Estates Loan Group are of equal priority with each other and no portion of any of them will have priority or preference over the other;

     o    the Pooling and Servicing Agreement and the related intercreditor agreement will exclusively govern the servicing and administration of the SBC-Hoffman Estates Loan Group (and all decisions, consents, waivers, approvals and other actions on the part of the holder of the
          SBC-Hoffman Estates Loan Group will be effected in accordance with the
          Pooling and Servicing Agreement) and the trustee (or the master servicer or special servicer on its behalf) thereunder has the exclusive right to exercise remedies with respect to the SBC-Hoffman
          Estates Loan Group, including, without limitation, seeking foreclosure;

     o    the Controlling Class under the Pooling and Servicing Agreement will act as controlling class representative with respect to the
          SBC-Hoffman Estates Loan Group and have all rights with respect to the
          SBC-Hoffman Estates Loan Group set forth in the Pooling and Servicing
          Agreement;

     o    all payments, proceeds and other recoveries on or in respect of the
          SBC-Hoffman Estates Pari Passu Loan and/or the SBC-Hoffman Estates
          Companion Loan (in each case, subject to the rights of each of the
          Series 2006-TOP21 master servicer, the Series 2006-TOP21 special servicer, the Depositor or the trustee under the Pooling and Servicing
          Agreement to payments and reimbursements pursuant to and in accordance with the terms of the Pooling and Servicing Agreement will be applied to the SBC-Hoffman Estates Loan Group on a pari passu basis according to their respective outstanding principal balances; and

     o    the transfer of the ownership of the SBC-Hoffman Estates Companion
          Loan to any person or entity is generally prohibited other than to institutional lenders, investment funds, and their affiliates that satisfy minimum net worth and experience requirements and other than trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans.

     In addition, under the Pooling and Servicing Agreement, if the SBC-Hoffman
Estates Pari Passu Loan is subject to a fair value purchase option, then any holder of that option will also be required to purchase the SBC-Hoffman Estates
Companion Loan in connection with the exercise of that option.

                                     S-161

     Under the Pooling and Servicing Agreement, the servicing and administration of the SBC-Hoffman Estates Loan Group will generally be conducted as if such loans were a single "mortgage loan" under the provisions of the Pooling and
Servicing Agreement. Notwithstanding the foregoing, the holders of the
SBC-Hoffman Estates Companion Loan has consultation rights with respect to the
SBC-Hoffman Estates Loan Group and the related mortgaged property under the
Pooling and Servicing Agreement and related intercreditor agreement.

The Mervyns Portfolio Loan Group

     The holders of the Mervyns Portfolio Loan Group, together with BSCMI entered into an intercreditor agreement. That intercreditor agreement generally provides (among other things) for the following:

     o    the Mervyns Portfolio Loan Group are of equal priority with each other and no portion of any of them will have priority or preference over the other;

     o    the Pooling and Servicing Agreement and the related intercreditor agreement will exclusively govern the servicing and administration of the Mervyns Portfolio Loan Group (and all decisions, consents, waivers, approvals and other actions on the part of the holder of the
          Mervyns Portfolio Loan Group will be effected in accordance with the
          Pooling and Servicing Agreement) and the trustee (or the master servicer or special servicer on its behalf) has the exclusive right to exercise remedies with respect to the Mervyns Portfolio Loan Group, including, without limitation, seeking foreclosure;

     o    the Controlling Class representative appointed pursuant to the Pooling and Servicing Agreement will act as controlling class representative with respect to the Mervyns Portfolio Loan Group and have all rights with respect to the Mervyns Portfolio Loan Group set forth in the
          Pooling and Servicing Agreement;

     o    all payments, proceeds and other recoveries on or in respect of the
          Mervyns Portfolio Pari Passu Loan and/or the Mervyns Portfolio
          Companion Loan (in each case, subject to the rights of the Series
          2006-TOP21 master servicer, the Series 2006-TOP21 special servicer, the Depositor or the Series 2006-TOP21 trustee to payments and reimbursements pursuant to and in accordance with the terms of the
          Pooling and Servicing Agreement will be applied to the Mervyns
          Portfolio Loan Group on a pari passu basis according to their respective outstanding principal balances; and

     o    the transfer of the ownership of the Mervyns Portfolio Companion Loan to any person or entity is generally prohibited other than to institutional lenders, investment funds, and affiliates thereof that satisfy minimum net worth and experience requirements and other than trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans.

     In addition, under the Pooling and Servicing Agreement, if the Mervyns
Portfolio Pari Passu Loan is subject to a fair value purchase option, then any holder of that option will also be required to purchase the Mervyns Portfolio
Companion Loan in connection with the exercise of that option.

     Under the Pooling and Servicing Agreement, the servicing and administration of the Mervyns Portfolio Loan Group will generally be conducted as if such loans were a single "mortgage loan" under the provisions of the Pooling and Servicing
Agreement. Notwithstanding the foregoing, the holder of the Mervyns Portfolio
Companion Loan has certain consultation rights with respect to the Mervyns
Portfolio Loan Group and the related mortgaged property under the Pooling and
Servicing Agreement and related intercreditor agreement.

THE WATER STREET PLAZA A/B MORTGAGE LOAN

     Mortgage Loan No. 78, which had an outstanding principal balance as of the
Cut-off Date of $12,000,000 (the "Water Street Plaza Mortgage Loan"), represents approximately 0.9% of the Initial Pool Balance. The

                                     S-162

mortgage on the related mortgaged property also secures one subordinate note with an original principal balance of $2,500,000 (the "Water Street Plaza B
Note").

     The Water Street Plaza B Note initially will be held by Principal Life
Insurance Company, which holder may sell or transfer the Water Street Plaza B
Note at any time subject to compliance with the requirements of the related intercreditor agreement. The Water Street Plaza B Note is not included in the trust but will be serviced pursuant to the Pooling and Servicing Agreement. The
Water Street Plaza Mortgage Loan together with the Water Street Plaza B Note is referred to in this prospectus supplement as the "Water Street Plaza A/B
Mortgage Loan." The Water Street Plaza Mortgage Loan and Water Street Plaza B
Note comprising the Water Street Plaza A/B Mortgage Loan have the same borrower and the same maturity date.

The Water Street Plaza Intercreditor Agreement

     The initial holder of the Water Street Plaza Mortgage Loan and the initial holder of the Water Street Plaza B Note have entered into an intercreditor agreement (the "Water Street Plaza Intercreditor Agreement").

Rights of the Holder of the Water Street Plaza B Note

     Pursuant to the terms of the Water Street Plaza Intercreditor Agreement, the holder of the Water Street Plaza B Note has the right to direct the master servicer with respect to various servicing matters (including substitution or release of the related mortgaged property) affecting the Water Street Plaza A/B
Mortgage Loan as described hereunder. In addition, the holder of the Water
Street Plaza B Note has the right (i) to replace the special servicer of the
Water Street Plaza A/B Mortgage Loan under the conditions described under
"Servicing of the Mortgage Loans--Special Servicer--Termination of the Special
Servicer" and (ii) whether or not a Water Street Plaza Change of Control Event has occurred, (a) to cure a monetary event of default within 10 days after the later of its receipt of notice of such event of default or the expiration of the applicable notice and grace periods; (b) to cure a non-monetary default, within
30 days following the later of receipt of notice of such event of default or the expiration of the applicable notice and grace periods and (c) to purchase the
Water Street Plaza Mortgage Loan (in whole but not in part) if an event of default under the Water Street Plaza A/B Mortgage Loan has occurred and the
Water Street Plaza A/B Mortgage Loan has become specially serviced.

     If a monetary event of default (as to which the holder of the Water Street
Plaza B Note or its designee is not curing in accordance with the Water Street
Plaza Intercreditor Agreement) has occurred and is continuing with respect to the Water Street Plaza Mortgage Loan, or a material non-monetary event of default (as to which the holder of the Water Street Plaza B Note or its designee is not curing in accordance with the Water Street Plaza Intercreditor Agreement)
has occurred and is continuing at a time when the Water Street Plaza Mortgage
Loan is being specially serviced, then the aggregate amount of all payments and other collections will be applied to pay accrued and unpaid interest and principal and certain other amounts described in the Water Street Plaza
Intercreditor Agreement(until such amounts have been paid in full) payable on the Water Street Plaza Mortgage Loan prior to paying interest or principal to the holder of the Water Street Plaza B Note. At all other times, amounts received and other collections with respect to the Water Street Plaza A/B
Mortgage Loan will be applied to pay accrued and unpaid interest and principal payable on the Water Street Plaza Mortgage Loan and the Water Street Plaza B
Note, as further described in the Water Street Plaza Intercreditor Agreement.

Certain Rights to Consult with and Direct the Special Servicer

     With respect to the Water Street Plaza A/B Mortgage Loan, except under the circumstances described below, neither the master servicer nor the special servicer, as applicable, will be permitted to take (or, in the case of the special servicer, if and when appropriate under the Pooling and Servicing
Agreement, to consent to the master servicer's taking), at any time (whether or not an event of default under the Water Street Plaza A/B Mortgage Loan documents has occurred) any of the following actions (but only if the Pooling and
Servicing Agreement requires the special servicer to consent to, or consult with any other servicer about, or otherwise share in the servicing responsibility of processing a decision regarding any such action), unless the master servicer or special servicer, as applicable, has notified the holder of the Water Street
Plaza B Note of such proposed action in writing, and such holder has not objected in writing within 5 business days (if the Water Street Plaza A/B
Mortgage Loan is not

                                     S-163

specially serviced) or 10 business days (if the Water Street Plaza A/B Mortgage
Loan is specially serviced) following the holder of the Water Street Plaza B
Note having been notified and provided with all information that such holder reasonably requests with respect to the proposed action:

     o    any proposed foreclosure upon, acceptance of a deed-in-lieu of foreclosure, or comparable conversion (which may include acquisition as REO Property) of the ownership of the related mortgaged property and the other collateral securing the Water Street Plaza A/B Mortgage
          Loan;

     o    any modification, extension, amendment or waiver of a monetary term
          (including, without limitation, the timing of payments) and any material non-monetary term (including any material term relating to insurance) of the Water Street Plaza A/B Mortgage Loan (including, without limitation, any modification, amendment or waiver which would result in a discounted payoff of the Water Street Plaza A/B Mortgage
          Loan);

     o    any proposed sale of the related mortgaged property after it becomes
          REO Property;

     o    any acceptance of a discounted payoff of the Water Street Plaza A/B
          Mortgage Loan;

     o    any determination to bring the related mortgaged property (including if it is an REO Property) into compliance with applicable
          environmental laws or to otherwise address hazardous materials located at the related mortgaged property;

     o    any release of material collateral for the Water Street Plaza A/B
          Mortgage Loan (including, but not limited to, the termination or release of any reserves, escrows or letters of credit), other than in accordance with the terms of, or upon satisfaction of, the Water
          Street Plaza A/B Mortgage Loan;

     o    any acceptance of substitute or additional collateral for the Water
          Street Plaza A/B Mortgage Loan (other than in accordance with the terms of the Water Street Plaza A/B Mortgage Loan);

     o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause with respect to the Water Street Plaza A/B Mortgage Loan or the approval of the incurrence of any other additional indebtedness secured directly or indirectly by the related mortgaged property or any ownership or other interest in the borrower, including, but not limited to mezzanine debt and/or a preferred equity investment;

     o    any release or substitution of the borrower, any guarantor, indemnitor or other obligor from liability in respect of all or any portion of the Water Street Plaza A/B Mortgage Loan, including, without limitation, any acceptance of an assumption agreement releasing the borrower (or other obligor with respect to the Water Street Plaza A/B
          Mortgage Loan) from liability under the Water Street Plaza A/B
          Mortgage Loan;

     o    any renewal or replacement of the then existing insurance policies with respect to the Water Street Plaza A/B Mortgage Loan to the extent that such renewal or replacement policy does not comply in all material respects with the terms of the related mortgage loan documents or any waiver, modification or amendment of any material insurance requirements under the related mortgage loan documents, in each case if lender's approval is required under the related mortgage loan documents; and

     o    any adoption or approval of a plan in bankruptcy of the borrower;

provided that, in the event that the master servicer or special servicer, as applicable, determines that immediate action is necessary to protect the interests of the certificateholders and the holder of the applicable Water
Street Plaza B Note (as a collective whole), the master servicer or special servicer, as applicable, may take (or, in the case of the special servicer, if and when appropriate under the Pooling and Servicing Agreement, may consent to the master servicer's taking) any such action without waiting for the response of the Water Street Plaza B Note holder.

                                     S-164

     Notwithstanding the foregoing, no advice, direction or objection given or made by the holder of the Water Street Plaza B Note for the Water Street Plaza
A/B Mortgage Loan may, and the master servicer and the special servicer are each to ignore any advice, direction or objection so given that in its reasonable judgment would:

     o    require, cause or permit such servicer to violate applicable law, any provision of the Water Street Plaza Intercreditor Agreement or the
          Pooling and Servicing Agreement, including that party's obligation to act in accordance with the Servicing Standard; or

     o    result in an adverse tax consequence for the trust fund.

     Furthermore, the master servicer or the special servicer, as applicable will not be obligated to seek approval from the holder of the Water Street Plaza
B Note for any actions to be taken by such servicer with respect to the workout or liquidation of the Water Street Plaza A/B Mortgage Loan if:

     o    the master servicer or special servicer has, as provided in the second preceding paragraph, notified the holder of the Water Street Plaza B
          Note in writing of various actions that the master servicer or special servicer proposes to take with respect to the workout or liquidation of the Water Street Plaza B Note; and

     o    for 90 days following the first such notice, the holder of the Water
          Street Plaza B Note has objected to all of those proposed actions and has failed to suggest any alternative actions that the master servicer or special servicer considers to be consistent with the Servicing
          Standard.

     Notwithstanding the foregoing, the holder of the Water Street Plaza B Note will not have the rights otherwise described above for so long as a Water Street
Plaza Change of Control Event exists with respect to the Water Street Plaza A/B
Mortgage Loan.

Cure Rights of the Holder of the Water Street Plaza B Note

     In addition, the holder of the Water Street Plaza B Note will be entitled
(subject to certain terms and conditions set forth in the Water Street Plaza
Intercreditor Agreement) to cure monetary events of default under the Water
Street Plaza A/B Mortgage Loan, in which case the special servicer will refrain from taking any action against the related borrower, any related guarantor or any related mortgaged property. The holder of the Water Street Plaza B Note may exercise such right to cure within 10 days after the later of receipt of notice or the expiration of the grace period. Notwithstanding the foregoing, the holder of the Water Street Plaza B Note will not be required to pay or reimburse any person amounts which constitute prepayment premiums, default interest, late charges, special servicing fees (to the extent the Water Street Plaza A/B
Mortgage Loan is not then specially serviced), workout fees and/or liquidation fees. So long as a monetary default exists for which a cure payment permitted under the Water Street Plaza Intercreditor Agreement is made, or a non-monetary default exists for which the holder of the Water Street Plaza B Note (or its designee) is pursuing a cure within the applicable cure period and in accordance with the terms of the Water Street Plaza Intercreditor Agreement, such monetary default or non-monetary default will not be treated as a default under the loan documents by the master servicer or special servicer; but such limitation will not prevent the master servicer or special servicer from collecting default interest or late charges. Notwithstanding the foregoing, the holder of such B
Note is entitled to (i) no more than 4 consecutive cure events, (ii) no more than 6 cure events, whether or not consecutive, in any 12 month period and (iii)
no more than 9 cure events over the life of the Water Street Plaza Mortgage
Loan.

Purchase Option

     The holder of the Water Street Plaza B Note will also have the option to purchase the Water Street Plaza Mortgage Loan if an event of default under the
Water Street Plaza A/B Mortgage Loan occurs and the Water Street Plaza A/B
Mortgage Loan becomes specially serviced. If and for so long as the Water Street
Plaza A/B Mortgage Loan remains specially serviced and, further, upon the earliest to occur of: (i) any monthly payment becoming at least 60 days delinquent, (ii) immediately prior to the holder of the Water Street Plaza B
Note losing its control rights under the Water Street Plaza Intercreditor
Agreement(provided that an event of default either has occurred

                                     S-165

and is continuing or is reasonably foreseeable), and (iii) the initiation of foreclosure proceedings or any other enforcement action by the special servicer, the holder of the Water Street Plaza B Note may, at its option, purchase or designate another person to purchase the Water Street Plaza Mortgage Loan at the purchase price set forth in, and in accordance with the requirements of, the
Water Street Plaza Intercreditor Agreement, which such purchase price is generally equal to a par purchase price. No workout fee, liquidation fee or similar fee payable to the master servicer or special servicer for the Water
Street Plaza A/B Mortgage Loan will be payable by the holder of the Water Street
Plaza B Note if (i) the Pooling and Servicing Agreement does not expressly provide for payment of such liquidation fees by the holder of the Water Street
Plaza B Note or (ii) with respect to any liquidation fee which is expressly required to be paid under the Pooling and Servicing Agreement in connection with such purchase by the holder of the Water Street Plaza B Note, the Water Street
Plaza Mortgage Loan is purchased within 90 days of the later of the transfer of the Water Street Plaza A/B Mortgage Loan to the special servicer and the receipt by the holder of the Water Street Plaza B Note of written notice from the special servicer that such transfer has taken place. Furthermore, the holder of the Water Street Plaza B Note will not be required to pay any amounts payable by the related mortgage borrower as exit fees or any other charges or fees, prepayment premiums, make-whole premiums, yield maintenance amounts or similar charges, as part of such purchase price. The foregoing purchase rights of the holder of the Water Street Plaza B Note do not apply to any REO Property related to the Water Street Plaza A/B Mortgage Loan and will terminate upon the completion of the foreclosure of the related mortgaged property or the acceptance of a deed in lieu of foreclosure with respect to such mortgaged property.

     The initial holder of the Water Street Plaza B Note will be Principal Life
Insurance Company or an affiliate thereof. Principal Life Insurance Company is an affiliate of the related mortgage loan seller and related primary servicer for the Water Street Plaza /B Mortgage Loans.

     The holder of the Water Street Plaza B Note may have relationships and interests that conflict with those of the Series 2006-TOP21 certificateholders.
The holder of the Water Street Plaza B Note has no obligations to the Series
2006-TOP21 certificateholders and may act solely in its own interests. No Series
2006-TOP21 certificateholder may take any action against the holder of the Water
Street Plaza B Note for acting solely in its own interests.

     When reviewing the rest of this "Servicing of the Mortgage Loans" section under this prospectus supplement, it is important that you consider the effects that the rights and powers of the holder of the Water Street Plaza B Note discussed above could have on the actions of the master servicer or special servicer.

Master Servicer Compensation

     The master servicer will be entitled to a Master Servicing Fee equal to the
Master Servicing Fee Rate applied to the outstanding Scheduled Principal Balance of each mortgage loan, including REO Properties. The master servicer will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account and interest on escrow accounts if permitted by the related loan documents, and--in each case to the extent not payable to the special servicer or any sub-servicer or Primary
Servicer as provided in the Pooling and Servicing Agreement or any primary or sub-servicing agreement--late payment charges, assumption fees, modification fees, extension fees, defeasance fees and default interest payable at a rate above the related mortgage rate, provided that late payment charges and default interest will only be payable to the extent that they are not required to be used to pay interest accrued on any Advances pursuant to the terms of the
Pooling and Servicing Agreement.

     The related Master Servicing Fee and certain other compensation payable to the Master Servicer will be reduced, on each Distribution Date by the amount, if any, of any Compensating Interest Payment required to be made by the master servicer on such Distribution Date. Any Net Aggregate Prepayment Interest
Shortfall will be allocated as presented under "Description of the Offered
Certificates--Distributions--Prepayment Interest Shortfalls and Prepayment
Interest Excesses" in this prospectus supplement. If Prepayment Interest
Excesses for all mortgage loans other than Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any
Distribution Date, such excess amount will be payable to the master servicer as additional servicing compensation.

                                     S-166

     In addition, the master servicer will be entitled to 50% of all assumption fees received in connection with any mortgage loans which are not Specially
Serviced Mortgage Loans. The special servicer will generally be entitled to approve assumptions.

     In the event that Wells Fargo resigns or is no longer master servicer for any reason, Wells Fargo will continue to have the right to receive its portion of the Excess Servicing Fee. Any successor servicer will receive the Master
Servicing Fee as compensation.

EVENTS OF DEFAULT

     If an Event of Default described under the third, fourth, eighth, ninth or tenth bullet under the definition of "Event of Default" under the "Glossary of
Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. If an event of default described under the first, second, fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms"
has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate immediately upon the date which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. After any Event of Default, the trustee may elect to terminate the master servicer by providing such notice, and shall provide such notice if holders of certificates representing more than 25% of the
Certificate Balance of all certificates so direct the trustee. Notwithstanding the foregoing, and in accordance with the Pooling and Servicing Agreement, if the Event of Default occurs primarily by reason of the occurrence of a default of the Primary Servicer under the primary servicing agreement, then the initial master servicer shall have the right to require that any successor master servicer enter into a primary servicing agreement with the initial master servicer with respect to all the mortgage loans as to which the primary servicing default occurred.

     Upon termination of the master servicer under the Pooling and Servicing
Agreement, all authority, power and rights of the master servicer under the
Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to indemnification, unpaid servicing compensation or unreimbursed Advances and related interest or its portion of the Excess Servicing Fee, provided that in no event shall the termination of the master servicer be effective until a successor servicer shall have succeeded the master servicer as successor servicer, subject to approval by the Rating Agencies, notified the master servicer of such designation, and such successor servicer shall have assumed the master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing Agreement. The trustee may not succeed the master servicer as servicer until and unless it has satisfied the provisions specified in the
Pooling and Servicing Agreement. However, if the master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms", the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and Servicing Agreement or transfer the duties of the master servicer to a successor servicer who has satisfied such conditions. Pursuant to the Pooling and Servicing Agreement, a successor master servicer must (i) be a servicer to which the Rating Agencies have confirmed in writing that the transfer of servicing will not result in a withdrawal, downgrade or qualification of the then current ratings on the Certificates and (ii) if it is a master servicer, assume the obligations under the primary servicing agreements entered into by the predecessor master servicer. If any master servicer is terminated based upon an Event of Default related to a Rating Agency downgrade or its failure to remain on an approved servicer list of any Rating Agency, then such master servicer will have the right to enter into a sub-servicing agreement or primary servicing agreement with the applicable successor master servicer with respect to all applicable mortgage loans that are not then subject to a subservicing agreement or primary servicing agreement, so long as such terminated master servicer is on the S&P Select Servicer List as a U.S.
Commercial Mortgage Servicer and the Operating Advisor has consented to such primary servicing or subservicing arrangement.

     However, if the master servicer is terminated solely due to an Event of
Default described in the eighth, ninth or tenth bullet of the definition of
Event of Default, and prior to being replaced as described in the previous paragraph the terminated master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for the rights to master service the

                                     S-167

mortgage loans in accordance with the Pooling and Servicing Agreement (which rights will be subject to the right of the Primary Servicer to continue as
Primary Servicer in the absence of a primary servicer event of default by the
Primary Servicer). The trustee will have thirty days to sell the rights and obligations of the master servicer under the Pooling and Servicing Agreement to a successor servicer that meets the requirements of a master servicer under the
Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The termination of the master servicer will be effective when such servicer has succeeded the master servicer, as successor servicer and such successor servicer has assumed the master servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing Agreement. If a successor master servicer is not appointed within thirty days, the master servicer will be replaced by the trustee as described in the previous paragraph.

     The Pooling and Servicing Agreement does not provide for any successor master servicer to receive any compensation in excess of that paid to the predecessor master servicer. The predecessor master servicer is required to cooperate with respect to the transfer of servicing and to pay for the expenses of its termination and replacement if such termination is due to an Event of
Default or voluntary resignation.

Special Servicer Compensation

     The special servicer will be entitled to receive:

     o    a Special Servicing Fee;

     o    a Workout Fee; and

     o    a Liquidation Fee.

     The Special Servicing Fee will be payable monthly from general collections on all the mortgage loans in the mortgage pool and, to the extent of the Trust's interest in the mortgage loan, any foreclosure properties, prior to any distribution of such collections to certificateholders. The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until maturity. If the special servicer is terminated for any reason, it will retain the right to receive any Workout Fees payable on mortgage loans that became Rehabilitated
Mortgage Loans while it acted as special servicer and remained Rehabilitated
Mortgage Loans at the time of such termination until such mortgage loan becomes a Specially Serviced Mortgage Loan or until the related mortgaged property becomes an REO Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

     The special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on
Specially Serviced Mortgage Loans, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for REO Property collections, and other charges specified in the Pooling and Servicing Agreement.
The Special Servicing Fee, the Liquidation Fee and the Workout Fee will be obligations of the trust and will represent Expense Losses. The Special Servicer
Compensation will be payable in addition to the Master Servicing Fee payable to the master servicer.

     In addition, the special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loan and 50% of any other assumption fees. The special servicer will be entitled to approve assumptions with respect to all mortgage loans. If Prepayment Interest Excesses for all Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the special servicer as additional servicing compensation.

     As described in this prospectus supplement under "--The Operating Adviser and the Monmouth Mall Loan Operating Adviser," the Operating Adviser (or with respect to the Monmouth Mall Loan, the Monmouth Mall Loan Operating Adviser)
will have the right to receive notification of, advise the special servicer regarding, and consent

                                     S-168

to, certain actions of the special servicer, subject to the limitations described in this prospectus supplement and further set forth in the Pooling and
Servicing Agreement.

Termination of Special Servicer

     The trustee may terminate the special servicer upon a Special Servicer
Event of Default. However, if the special servicer is terminated solely due to a
Special Servicer Event of Default described in the eighth , ninth or tenth bullet of the definition of Special Servicer Event of Default, and prior to being replaced the terminated special servicer provides the trustee with the appropriate request for proposal material and the names of potential bidders, the trustee will solicit good faith bids for the rights to specially service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the special servicer under the Pooling and Servicing Agreement to a successor special servicer that meets the requirements of a special servicer under the Pooling and
Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The special servicer is required to obtain the prior written consent of the Operating
Adviser in connection with such sale of servicing rights. The termination of the special servicer will be effective when such successor special servicer has succeeded the special servicer as successor special servicer and such successor special servicer has assumed the special servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing Agreement. If a successor special servicer is not appointed within thirty days, the special servicer will be replaced by the trustee as described in the Pooling and
Servicing Agreement. The Pooling and Servicing Agreement does not provide for any successor special servicer to receive any compensation in excess of that paid to the predecessor special servicer. The predecessor special servicer is required to cooperate with respect to the transfer of servicing and to pay for the expenses of its termination and replacement, if such termination is due to a
Special Servicer Event of Default or voluntary resignation.

     Notwithstanding anything to the contrary contained in this prospectus supplement, with respect to the Water Street Plaza A/B Mortgage Loan, to the extent that no Water Street Plaza B Note Change of Control Event exists, the holder of the Water Street Plaza B Note or its designee has and shall have the right to appoint and replace the special servicer for the Water Street Plaza A/B
Mortgage Loans with a qualified special servicer, provided, however, that such holder or its designee shall only have the right to terminate the special servicer if such special servicer no longer meets the eligibility criteria for a special servicer as set forth in the Pooling and Servicing Agreement or in the event that neither the special servicer nor an affiliate thereof holds a majority of the Controlling Class.

     In addition to the termination of the special servicer upon a Special
Servicer Event of Default, the Operating Adviser may direct the trustee to remove the special servicer, subject to certain conditions, as described below.

                                     S-169

       THE OPERATING ADVISER AND THE MONMOUTH MALL LOAN OPERATING ADVISER

     An Operating Adviser appointed by the holders of a majority of the
Controlling Class (or, in the case of the Monmouth Mall Loan Operating Adviser appointed by the holders of a majority of the Class MM-NA Certificates, for so long as the aggregate Certificate Balance of the Class MM-NA Certificates, net
of the amount of any Appraisal Reduction with respect to the Monmouth Mall Loan, is equal to or greater than 25% of the initial aggregate Certificate Balance of the Class MM-NA Certificates) will have the right to receive notification from the special servicer in regard to certain actions and to advise the special servicer with respect to the following actions, and the special servicer will not be permitted to take any of the following actions as to which the Operating
Adviser (or with respect to the Monmouth Mall Loan, the Monmouth Mall Loan
Operating Adviser) has objected in writing (i) within five (5) business days of receiving notice in respect of actions relating to non-Specially Serviced
Mortgage Loans and (ii) within ten (10) business days of receiving notice in respect of actions relating to Specially Serviced Mortgage Loans. The special servicer will be required to notify the Operating Adviser (and with respect to the Monmouth Mall Loan, the Monmouth Mall Loan Operating Adviser) of, among other things:

     o    any proposed modification, amendment or waiver, or consent to a modification, amendment or waiver, of a Money Term of a mortgage loan or A/B Mortgage Loan or an extension of the original maturity date;

     o    any foreclosure or comparable conversion of the ownership of a mortgaged property;

     o    any proposed sale of a defaulted mortgage loan or A/B Mortgage Loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the
          Offered Certificates--Optional Termination";

     o    any determination to bring an REO Property into compliance with applicable environmental laws;

     o    any release of or acceptance of substitute or additional collateral for a mortgage loan or A/B Mortgage Loan;

     o    any acceptance of a discounted payoff;

     o    any waiver or consent to a waiver of a "due-on-sale" or
          "due-on-encumbrance" clause;

     o    any acceptance or consent to acceptance of an assumption agreement releasing a borrower from liability under a mortgage loan or A/B
          Mortgage Loan;

     o    any release of collateral for a Specially Serviced Mortgage Loan or
          A/B Mortgage Loan (other than in accordance with the terms of, or upon satisfaction of, such mortgage loan);

     o    any franchise changes or management company changes to which the special servicer is required to consent;

     o    certain releases of any escrow accounts, reserve accounts or letters of credit;

     o    any determination as to whether any type of property-level insurance is required under the terms of any mortgage loan or A/B Mortgage Loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

     o    with respect to the Monmouth Mall Loan, any renewal or replacement of the then existing insurance policies to the extent that such renewal or replacement policy does not comply with the terms of the mortgage loan documents or any waiver, modification or amendment of any insurance requirements under the related mortgage loan documents;

                                     S-170

     o    with respect to the Monmouth Mall Loan, any approval of a material capital expenditure;

     o    with respect to the Monmouth Mall Loan, any replacement of the property manager; and

     o    with respect to the Monmouth Mall Loan, any adoption or approval of a plan in bankruptcy of the related borrower.

     In addition, subject to the satisfaction of certain conditions, the
Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each rating agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification in any rating then assigned to any class of certificates. The
Monmouth Mall Loan Operating Adviser will have the right to direct the trustee to remove the special servicer with respect to the Monmouth Mall Loan at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the Monmouth Mall
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each Rating Agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification of any rating then assigned to any Class of certificates. Any
Special Servicer appointed by the Monmouth Mall Loan Operating Adviser may not
be removed by the Operating Adviser (unless the Operating Adviser is then also acting as the Monmouth Mall Loan Operating Adviser) without cause. The Operating
Adviser, or Monmouth Mall Loan Operating Adviser, as applicable, shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing Agreement).

     At any time, the holders of a majority of the Controlling Class or the
Class MM-NA Certificates may direct the paying agent in writing to hold an election for an Operating Adviser or the Monmouth Mall Loan Operating Adviser,
as applicable, which election will be held commencing as soon as practicable thereafter.

     The Operating Adviser and the Monmouth Mall Loan Operating Adviser shall be responsible for their own expenses.

     We anticipate that an affiliate of the initial special servicer will purchase certain non-offered classes of certificates, including the Class P
Certificates (which will be the initial Controlling Class), and will be the initial Operating Adviser.

MORTGAGE LOAN MODIFICATIONS

     Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement and any applicable intercreditor agreement, the master servicer may amend any term (other than a Money Term) of a mortgage loan, Serviced Companion Mortgage Loan or B Note that is not a
Specially Serviced Mortgage Loan and may extend the maturity date of any Balloon
Loan, other than a Specially Serviced Mortgage Loan, to a date not more than 60 days beyond the original maturity date.

     Subject to any restrictions applicable to REMICs, the special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to:

     o    reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium or
          Yield Maintenance Charge;

     o    reduce the amount of the Scheduled Payment on any Specially Serviced
          Mortgage Loan, including by way of a reduction in the related mortgage rate;

                                     S-171

     o    forbear in the enforcement of any right granted under any mortgage note or mortgage relating to a Specially Serviced Mortgage Loan;

     o    extend the maturity date of any Specially Serviced Mortgage Loan;
          and/or

     o    accept a Principal Prepayment during any Lock-out Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the special servicer, such default is reasonably foreseeable, and (2) in the reasonable judgment of the special servicer, such modification, waiver or amendment would result in a recovery to Certificateholders equal to or exceeding the recovery to Certificateholders (or if the related mortgage loan relates to a
Serviced Companion Mortgage Loan or B Note, equal to or exceeding the recovery to Certificateholders and the holders of such Serviced Companion Mortgage Loan or B Note, as a collective whole) on a net present value basis, from liquidation as demonstrated in writing by the special servicer to the trustee and the paying agent.

     In no event, however, will the special servicer be permitted to:

     o    extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date;
          or

     o    if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced Mortgage Loan unless the special servicer gives due consideration to the remaining term of such ground lease.

     Modifications that forgive principal or interest of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of certificates in the manner described under "Description of the Offered Certificates--Distributions--Subordination;
Allocation of Losses and Expenses" in this prospectus supplement.

     The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the certificates beyond that which might otherwise be the case. See "Yield,
Prepayment and Maturity Considerations" in this prospectus supplement.

SALE OF DEFAULTED MORTGAGE LOANS

     The Pooling and Servicing Agreement grants to (a) the holder of the Water
Street Plaza B Note, solely with respect to the Water Street Plaza A/B Mortgage
Loan, (b) the holder of the certificates representing the greatest percentage interest in the Controlling Class, (c) the special servicer, and (d) any mortgage loan seller with respect to mortgage loans it originated (other than
Wells Fargo Bank, National Association), in that order, an option (the "Option")
to purchase from the trust (in the case of the Monmouth Mall Loan, subject to the right of the Monmouth Mall Loan Operating Adviser to purchase the Monmouth
Mall Loan) any defaulted mortgage loan that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its Balloon Payment).
The "Option Purchase Price" for a defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the special servicer. The special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or the special servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either the special servicer or the holder of certificates representing the greatest percentage interest in the Controlling Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify that the Option Purchase Price equal to fair value.

     The Option is assignable to a third party by the holder of the Option, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a Rehabilitated
Mortgage Loan, (ii) been subject to a work-out arrangement, (iii) been foreclosed upon or otherwise resolved (including by a full or discounted pay-off), (iv) been purchased by

                                     S-172

the related mortgage loan seller pursuant to the Pooling and Servicing Agreement or (v) been purchased by the holder of a related B Note pursuant to a purchase option set forth in the related intercreditor agreement or, in the case of the
Monmouth Mall Loan, been purchased by the Monmouth Mall Loan Operating Adviser pursuant to its purchase option set forth in the Pooling and Servicing
Agreement.

FORECLOSURES

     The special servicer may at any time, with notification to and consent of the Operating Adviser (and with respect to the Monmouth Mall Loan, the Monmouth
Mall Loan Operating Adviser or a B Note designee, if applicable) and in accordance with the Pooling and Servicing Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the Servicing
Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

     If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all certificateholders (and with respect to any Serviced Companion Mortgage Loan or
B Note, for the holders of such loans) but in no event later than three years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless the special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to three years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as
"foreclosure property" under the REMIC provisions of the Code. In addition, the special servicer is required to use its best efforts to sell any REO Property prior to the Rated Final Distribution Date or earlier to the extent required to comply with REMIC provisions.

     If the trust acquires a mortgaged property by foreclosure or deed in lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing
Agreement provides that the special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as
"foreclosure property" within the meaning of Code Section 860G(a)(8). The
Pooling and Servicing Agreement also requires that any such mortgaged property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section
856(c)(3)(A) and Treasury regulations under the Code. "Rents from real property"
do not include the portion of any rental based on the net profits derived by any person from such property. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property"
include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property allocated to REMIC I, including but not limited to a hotel or healthcare business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute
"net income from foreclosure property," which would be taxable to REMIC I at the highest marginal federal corporate rate -- currently 35% -- and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the amount of the proceeds available for distribution to holders of certificates. Under the Pooling and Servicing
Agreement, the special servicer is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to
Certificateholders on a

                                     S-173

net after-tax basis than a different method of operation of such property.
Prospective investors are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following discussion, when read in conjunction with the discussion of
"Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the offered certificates.
However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations.
Prospective purchasers should consult their own tax advisers in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the offered certificates.

GENERAL

     For United States federal income tax purposes, portions of the trust will be treated as "Tiered REMICs" as described in the prospectus. See "Federal
Income Tax Consequences--Tiered REMIC Structures" in the prospectus. Three separate REMIC elections will be made with respect to designated portions of the trust other than that portion of the trust consisting of the rights to Excess
Interest and the Excess Interest Sub-account (the "Excess Interest Grantor
Trust"). Upon the issuance of the offered certificates, Latham & Watkins LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming:

     o    the making of proper elections;

     o    the accuracy of all representations made with respect to the mortgage loans;

     o    ongoing compliance with all provisions of the Pooling and Servicing
          Agreement and other related documents and no amendments to them; ; and

     o    ongoing compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted under the Code;

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate classes of REMIC residual interests evidencing the sole class of "residual interests" in each of REMIC I, REMIC II and REMIC III; (3)
the REMIC Regular Certificates (other than the beneficial interest of the Class
P Certificates in the Excess Interest) and the Class MM-NA Certificates will evidence the "regular interests" in, and will be treated as debt instruments of,
REMIC III; (4) the Excess Interest Grantor Trust will be treated as a grantor trust for federal income tax purposes; and (5) each Class P Certificate will represent both a REMIC regular interest and a beneficial ownership of the assets of the Excess Interest Grantor Trust.

     The offered certificates will be REMIC Regular Certificates issued by REMIC
III. See "Federal Income Tax Consequences--Taxation of Owners of REMIC Regular
Certificates" in the prospectus for a discussion of the principal federal income tax consequences of the purchase, ownership and disposition of the offered certificates.

     The offered certificates will be "real estate assets" within the meaning of
Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust ("REIT") in the same proportion that the assets in the REMIC would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section 856(c)(3)(B) of the Code for a REIT to the extent that such certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. However, if 95% or more of the REMIC's assets are real estate assets within the meaning of Section
856(c)(5)(B), then the entire offered certificates shall be treated as real estate assets and all interest from the offered certificates shall be treated as interest

                                     S-174

     described in Section 856(c)(3)(B). The offered certificates will not qualify for the foregoing treatments to the extent the mortgage loans are defeased with U.S. obligations.

     Moreover, the offered certificates will be "qualified mortgages" under
Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Offered certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code.

     The offered certificates will be treated as assets described in Section
7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion that the REMIC's assets consist of loans secured by an interest in real property that is residential real property
(including multifamily properties and manufactured housing community properties or other loans described in Section 7701(a)(19)(C)). However, if 95% or more of the REMIC's assets are assets described in 7701(a)(19)(C)(i) through
7701(a)(19)(C)(x), then the entire offered certificates shall be treated as qualified property under 7701(a)(19)(C). See "Description of the Mortgage Pool"
in this prospectus supplement and "Federal Income Tax Consequences--REMICs" in the prospectus.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

     Whether any holder of any class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such
Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder.

     Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the offered certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each class of certificates issued with amortizable bond premium should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income
Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in
the prospectus.

     The prepayment assumption that will be used in determining the rate of accrual of original issue discount, if any, and amortizable bond premium for federal income tax purposes for all classes of certificates issued by the trust will be a 0% CPR applied to each mortgage loan until its maturity; provided, that any ARD Loan is assumed to prepay in full on such mortgage loan's
Anticipated Repayment Date. For a description of CPR, see "Yield, Prepayment and
Maturity Considerations" in this prospectus supplement. However, we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

     Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each class of certificates entitled to Prepayment Premiums or Yield Maintenance Charges as described under
"Description of the Offered Certificates--Distributions--Distributions of
Prepayment Premiums and Yield Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a
Prepayment Premium or Yield Maintenance Charge should be taxed to the holders of a class of certificates entitled to a Prepayment Premium or Yield Maintenance
Charge. For federal income tax information reporting purposes, Prepayment
Premiums or Yield Maintenance Charges will be treated as income to the holders of a class of certificates entitled to Prepayment Premiums or Yield Maintenance
Charges only after the master servicer's actual receipt of a Prepayment Premium or a Yield Maintenance Charge to which the holders of such class of certificates is entitled under the terms of the Pooling and Servicing Agreement, rather than including projected Prepayment Premiums or Yield Maintenance Charges in the
determination of a Certificateholder's projected constant yield to maturity. It appears that Prepayment Premiums or Yield Maintenance Charges are treated as ordinary income rather than capital gain. However, the timing and characterization of such income is not entirely clear and Certificateholders should consult their tax advisors concerning the treatment of Prepayment
Premiums or Yield Maintenance Charges.

                                     S-175

ADDITIONAL CONSIDERATIONS

     The special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property. Any such taxes imposed on the trust would reduce the amount distributable to the
Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

     Federal income tax information reporting duties with respect to the offered certificates and REMIC I, REMIC II and REMIC III will be the obligation of the paying agent, and not of any master servicer.

     For further information regarding the United States federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" and "State and Local Tax Considerations" in the
prospectus.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion summarizes certain legal aspects of mortgage loans secured by real property in California (approximately 15.4% of the Initial Pool
Balance), Illinois (approximately 13.6% of the Initial Pool Balance), New Jersey
(approximately 11.1% of the Initial Pool Balance) and Texas (approximately 10.1%
of the Initial Pool Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

CALIFORNIA

     Under California law a foreclosure may be accomplished either judicially or non-judicially. Generally, no deficiency judgment is permitted under California law following a nonjudicial sale under a deed of trust. Other California statutes, except in certain cases involving environmentally impaired real property, require the lender to attempt to satisfy the full debt through a foreclosure against the property before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt. California case law has held that acts such as an offset of an unpledged account or the application of rents from secured property prior to foreclosure, under some circumstances, constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Finally, other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower, and possibly any guarantor, following a judicial sale to the excess of the outstanding debt over the greater (i) the fair market value of the property at the time of the public sale or (ii) the amount of the winning bid in the foreclosure. Borrowers also are allowed a one-year period within which to redeem the property.

ILLINOIS

     Mortgage loans in Illinois are generally secured by mortgages on the related real estate. Foreclosure of a mortgage in Illinois is accomplished by judicial foreclosure. There is no power of sale in Illinois. After an action for foreclosure is commenced and the lender secures a judgment, the judgment of foreclosure will provide that the property be sold at a sale in accordance with
Article 15 of the Illinois Mortgage Foreclosure Law on such terms and conditions as specified by the court on the judgment of foreclosure if the full amount of the judgment is not paid prior to the scheduled sale. A sale may be conducted by any judge or sheriff. The notice of sale requirements are statutorily prescribed and require that the notice to set forth, among other specified information, the time and location of such sale. Generally, the foreclosure sale must occur after the expiration of the applicable reinstatement and redemption periods or waiver thereof. During this period, a notice of sale must be published once a week for
3 consecutive weeks in the county in which the property is located, the first such notice to be published not more than 45 days prior to the sale and the last such notice to be published not less than 7 days prior to the sale. An additional separate notice must be provided (in the manner provided in the applicable rules of court service of papers other than process and complaint and within the same time frame as described in the previous sentence) to all parties in the action who have appeared but have not been found in default for failure to plead. A copy of such notice must be filed in the court clerk's office together with proof of service in compliance with the applicable statute.
Illinois does recognize a right of redemption, but such right may be waived by a borrower in the mortgage. Illinois does not have

                                     S-176

a "one action rule" or "anti-deficiency legislation". Subsequent to a foreclosure sale, the court conducts a hearing to confirm the sale and enters an order confirming the sale. In the order confirming the sale pursuant to the judgment of foreclosure, the court may also enter a personal judgment for deficiency against any party to the extent requested in the complaint and proven upon presentation of a report of sale. In certain circumstances but in all events only upon commencement or during judicial foreclosure proceedings, the lender may have a receiver appointed or may seek to be appointed a mortgagee in possession.

NEW JERSEY

     New Jersey uses mortgages to secure commercial real estate loans.
Foreclosure requires a judicial action; the state has no power of sale. Once a lender starts a foreclosure and obtains a judgment, the court sets the terms and conditions of the sale in the judgment, including the location of the sale and the amount due the lender. The sheriff of the county where the property is located actually conducts the sale. Usually, it takes place about 30 days after entry of judgment. During that time, the lender must advertise the sale at least once a week. The borrower can adjourn the sale date twice, each time for two weeks, and the court can order more extensions. (These timing details vary somewhat by county, depending on the local sheriff's procedures.) For ten days after the sale, the borrower can still redeem the property by paying all amounts due. New Jersey does not have a "one action rule" or "anti-deficiency legislation." To obtain a personal judgment against the borrower or guarantor, the lender must commence a separate action - simultaneously with the foreclosure
- in state court, civil division. That court will usually wait until the foreclosure has been completed to calculate the defendant's liability. In certain circumstances, the lender may have a receiver appointed.

TEXAS

     Texas law does not require that a lender must bring a foreclosure action before being entitled to sue on a note. Texas does not restrict a lender from seeking a deficiency judgment. The delay inherent in obtaining a judgment generally causes the secured lender to file a suit seeking a judgment on the debt and to proceed simultaneously with non-judicial foreclosure of the real property collateral. The desirability of non-judicial foreclosure of real property is further supported by the certain and defined non-judicial foreclosure procedures. In order to obtain a deficiency judgment, a series of procedural and substantive requirements must be satisfied, and the deficiency determination is subject to the borrower's defense (and, if successful, right of offset) that the fair market value of the property at the time of foreclosure was greater than the foreclosure bid. In addition, the availability of a deficiency judgment is limited in the case of the Mortgage Loans because of the limited nature of its recourse liabilities.

                          CERTAIN ERISA CONSIDERATIONS

     ERISA and the Code impose restrictions on Plans that are subject to ERISA and/or Section 4975 of the Code and on persons that are Parties in Interest with respect to such Plans. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and
Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in Section 3(32) of ERISA) are not subject to the restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

     Neither ERISA nor the Code defines the term "plan assets." However, the
U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan. The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section
4975 of the Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in certificates, such
Plan

                                     S-177

asset would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the mortgage loans and other trust assets.

     Affiliates of the Depositor, the Underwriters, the master servicer, the special servicer and certain of their respective affiliates might be considered or might become fiduciaries or other Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the master servicer, the special servicer, the Operating Adviser, the Monmouth Mall Loan Operating
Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in
Interest with respect to investing Plans. In the absence of an applicable exemption, "prohibited transactions"-- within the meaning of ERISA and Section
4975 of the Code -- could arise if certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

     In addition, an insurance company proposing to acquire or hold the offered certificates with assets of its general account should consider the extent to which such acquisition or holding would be subject to the requirements of ERISA and Section 4975 of the Code under John Hancock Mutual Life Insurance Co. v.
Harris Trust and Savings Bank, 510 U.S. 86 (1993), and Section 401(c) of ERISA,
as added by the Small Business Job Protection Act of 1996, Public Law No.
104-188, and subsequent DOL and judicial guidance. See "--Insurance Company
General Accounts" below.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

     With respect to the acquisition and holding of the offered certificates, the DOL has granted to the Underwriters individual prohibited transaction exemptions, which generally exempt from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

     o    the initial purchase, the holding, and the subsequent resale by Plans of certificates evidencing interests in pass-through trusts; and

     o    transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other obligations that meet the conditions and requirements of the Exemptions.

The assets covered by the Exemptions include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

     The Exemptions as applicable to the offered certificates (and as modified by Prohibited Transaction Exemption 2002-41) set forth the following five general conditions which must be satisfied for exemptive relief:

     o    the acquisition of the certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

     o    the certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Fitch, Moody's or S&P;

     o    the trustee cannot be an affiliate of any member of the Restricted
          Group, other than an underwriter. The "Restricted Group" consists of the Underwriters, the Depositor, the master servicer, the special servicer, the Primary Servicer or any related REO property and any borrower with respect to mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of certificates, or any affiliate of any of these parties;

                                     S-178

     o    the sum of all payments made to the Underwriters in connection with the distribution of the certificates must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Depositor in consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the master servicer, the special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and
          Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

     o    the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
          Securities and Exchange Commission under the 1933 Act.

     A fiduciary of a Plan contemplating purchasing any such class of certificates in the secondary market must make its own determination that at the time of such acquisition, any such class of certificates continues to satisfy the second general condition set forth above. The Depositor expects that the third general condition set forth above will be satisfied with respect to each of such classes of certificates. A fiduciary of a Plan contemplating purchasing any such class of certificates must make its own determination that at the time of purchase the general conditions set forth above will be satisfied with respect to any such class of certificate.

     Before purchasing any such class of certificates, a fiduciary of a Plan should itself confirm (a) that such certificates constitute "securities" for purposes of the Exemptions and (b) that the specific and general conditions of the Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

     Moreover, the Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

     o    the investing Plan fiduciary or its affiliates is an obligor with respect to 5% or less of the fair market value of the obligations contained in the trust;

     o    the Plan's investment in each class of certificates does not exceed
          25% of all of the certificates outstanding of that class at the time of the acquisition; and

     o    immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

     We believe that the Exemptions will apply to the acquisition and holding of the offered certificates by Plans or persons acting on behalf of or with "plan assets" of Plans, and that all of the above conditions of the Exemptions, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

INSURANCE COMPANY GENERAL ACCOUNTS

     Based on the reasoning of the United States Supreme Court in John Hancock
Mutual Life Ins. Co. v. Harris Trust and Savings Bank, an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. Any investor that is an insurance company using the assets of an insurance company general account should note that the Small
Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and
Section 4975 of the Code. Pursuant to Section 401(c), the Department of Labor

                                     S-179

issued final regulations effective January 5, 2000 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfied various conditions.

     Any assets of an insurance company general account which support insurance policies or annuity contracts issued to Plans after December 31, 1998, or on or before that date for which the insurer does not comply with the 401(c)
Regulations, may be treated as "plan assets" of such Plans. Because Section
401(c) does not relate to insurance company separate accounts, separate account assets continue to be treated as "plan assets" of any Plan that is invested in such separate account. Insurance companies contemplating the investment of general account assets in the Subordinate Certificates should consult with their legal counsel with respect to the applicability of Section 401(c).

     Accordingly, any insurance company that acquires or holds any offered certificate shall be deemed to have represented and warranted to the Depositor, the trustee, the paying agent and the master servicer that (1) such acquisition and holding is permissible under applicable law, including the Exemption, will not constitute or result in a non-exempt prohibited transaction under ERISA or
Section 4975 of the Code, and will not subject the Depositor, the trustee, the paying agent or the master servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, or (2) the source of funds used to acquire and hold such certificates is an "insurance company general account", as defined in DOL Prohibited Transaction Class Exemption 95-60, and
the applicable conditions set forth in PTCE 95-60 have been satisfied.

GENERAL INVESTMENT CONSIDERATIONS

     Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the
Exemptions, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the certificates.
Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

     The offered certificates will not constitute "mortgage related securities"
for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as
amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, is subject to significant interpretive uncertainties.

     No representations are made as to the proper characterization of the offered certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the offered certificates) may adversely affect the liquidity of the offered certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisors to determine whether and to what extent the offered certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions. See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

     The legality of the offered certificates and the material federal income tax consequences of investing in the offered certificates will be passed upon for the Depositor by Latham & Watkins LLP, New York, New York. Certain legal matters with respect to the offered certificates will be passed upon for the
Underwriters by Latham &

                                     S-180

Watkins LLP, New York, New York. Certain legal matters will be passed upon for
Bear Stearns Commercial Mortgage, Inc. by Cadwalader, Wickersham & Taft LLP, New
York, New York, for Morgan Stanley Mortgage Capital Inc. by Latham & Watkins
LLP, New York, New York, for Wells Fargo Bank, National Association, in its
capacity as master servicer, by Sidley Austin LLP, New York, New York and for
Principal Commercial Funding, LLC by Dechert LLP, New York, New York.

                                     S-181

                                     RATINGS

     It is a condition of the issuance of the offered certificates that they receive the following credit ratings from Moody's and S&P.

CLASS                                               MOODY'S            S&P
-------------------------------------------         -------            ---
Class A-1..................................           Aaa              AAA
Class A-2..................................           Aaa              AAA
Class A-3..................................           Aaa              AAA
Class A-AB.................................           Aaa              AAA
Class A-4..................................           Aaa              AAA
Class A-M..................................           Aaa              AAA
Class A-J..................................           Aaa              AAA

     It is expected that each of the rating agencies identified above will perform ratings surveillance with respect to its ratings for so long as the offered certificates remain outstanding; provided that a rating agency may stop performing ratings surveillance at any time if that rating agency does not have sufficient information to allow it to continue to perform ratings surveillance on the certificates. The depositor has no ability to ensure that the rating agencies perform ratings surveillance. Fees for such ratings surveillance have been prepaid by the Depositor. The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the offered certificates by the Rated Final
Distribution Date. That date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

     The ratings of the certificates do not represent any assessment of (1) the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment
Premiums, Yield Maintenance Charges, any Excess Interest or default interest will be received, (4) the allocation of Net Aggregate Prepayment Interest
Shortfalls or (5) the tax treatment of the certificates. A security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk.

     There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of the offered certificates and, if so, what such rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned to such class at the request of the Depositor.

                                     S-182

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Pooling and Servicing
Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Pooling and
Servicing Agreement, without exhibits and schedules.

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates and will not necessarily apply to any other series of certificates the trust may issue.

     "A Note" means, with respect to any A/B Mortgage Loan, the mortgage note
(or notes) included in the trust.

     "A/B Mortgage Loan" means the Water Street Plaza A/B Mortgage Loan, the
Alderwood Mall Loan Group or any mortgage loan serviced under the Pooling and
Servicing Agreement that is divided into a senior mortgage note(s) and a subordinated mortgage note, one or more of which senior mortgage note(s) is included in the trust. References in this prospectus supplement to an A/B
Mortgage Loan shall be construed to refer to the aggregate indebtedness under the related A Note and the related B Note. Notwithstanding the foregoing, for purposes of the definitions of "Appraisal Event," "Appraisal Reduction" and
"Required Appraisal Loan," the Wells Fargo Indiana Center Mortgage Loan and the
Wells Fargo Indiana Center Second Lien will be deemed to be an A/B Mortgage Loan and the Wells Fargo Indiana Center Second Lien will be deemed to be a B Note.

     "Accrued Certificate Interest" means, in respect of each class of
Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such class of certificates outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Additional Servicer" means each affiliate of the master servicer that services any of the mortgage loans and each person that is not an affiliate of the master servicer, other than the special servicer, and that services 10% or more of the mortgage loans based on the principal balance of the mortgage loans.

     "Administrative Cost Rate" will equal the sum of the related Master
Servicing Fee Rate, the Excess Servicing Fee Rate, the Primary Servicing Fee
Rate, and the Trustee Fee Rate for any month (in each case, expressed as a per annum rate) for any mortgage loan in such month, and is set forth in Appendix
II.

     "Advance Rate" means a rate equal to the "Prime Rate" as reported in The
Wall Street Journal from time to time.

     "Advances" means Servicing Advances and P&I Advances, collectively.

     "Alderwood Mall B Note" means, with respect to the Alderwood Mall Pari
Passu Loan, the related B Note.

     "Alderwood Mall Companion Loan" means the loan that is secured by the
Alderwood Mall Pari Passu Mortgage on a pari passu basis with the Alderwood Mall
Pari Passu Loan.

     "Alderwood Mall Loan Group" means, collectively, the Alderwood Mall Pari
Passu Loan, the Alderwood Mall Companion Loan and the Alderwood Mall B Note.

     "Alderwood Mall Pari Passu Loan" means Mortgage Loan No. 2, which is secured on a pari passu basis with the Alderwood Mall Companion Loan pursuant to the Alderwood Mall Pari Passu Mortgage.

                                     S-183

     "Alderwood Mall Pari Passu Mortgage" means the mortgage securing the
Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion Loan.

     "Annual Report" means a report for each mortgage loan based on the most recently available year-end financial statements and most recently available rent rolls of each applicable borrower, to the extent such information is provided to the master servicer, containing such information and analyses as required by the Pooling and Servicing Agreement including, without limitation,
Debt Service Coverage Ratios, to the extent available, and in such form as shall be specified in the Pooling and Servicing Agreement.

     "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made
(which is prior to stated maturity).

     "Appraisal Event" means not later than the earliest of the following:

o    the date 120 days after the occurrence of any delinquency in payment with respect to a mortgage loan, Loan Pair or A/B Mortgage Loan if such delinquency remains uncured;

o    the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

o    the effective date of any modification to a Money Term of a mortgage loan,
     Loan Pair or A/B Mortgage Loan, other than an extension of the date that a
     Balloon Payment is due for a period of less than six months from the original due date of such Balloon Payment; and

o    the date 30 days following the date a mortgaged property becomes an REO
     Property.

     "Appraisal Reduction" will equal, for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO
Property, an amount that is equal to the excess, if any, of:

     the sum of:

o    the Scheduled Principal Balance of such mortgage loan (including the
     Monmouth Mall Loan Non-Pooled Component, if applicable), Loan Pair or A/B
     Mortgage Loan or in the case of an REO Property, the related REO mortgage loan, less the principal amount of certain guarantees and surety bonds and any undrawn letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan or Loan Pair;

o    to the extent not previously advanced by the master servicer or the trustee, all accrued and unpaid interest on the mortgage loan, Loan Pair or
     A/B Mortgage Loan at a per annum rate equal to the applicable mortgage rate;

o    all related unreimbursed Advances and interest on such Advances at the
     Advance Rate, and, to the extent applicable, all Advances that were made on a mortgage loan (including the Monmouth Mall Loan Non-Pooled Component, if applicable), Loan Pair or A/B Mortgage Loan on or before the date such mortgage loan (including the Monmouth Mall Loan Non-Pooled Component, if applicable), Loan Pair or A/B Mortgage Loan became a Rehabilitated Mortgage
     Loan that have since been reimbursed to the advancing party by the trust out of principal collections but not by the related mortgagor; and

o    to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the master servicer or the trustee, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account
     (but were not deposited) in respect of the related mortgaged property or
     REO Property, as the case may be,

     over

                                     S-184

o    90% of the value (net of any prior mortgage liens) of such mortgaged property or REO Property as determined by such appraisal or internal valuation, plus the full amount of any escrows held by or on behalf of the trustee as security for the mortgage loan (including the Monmouth Mall Loan
     Non-Pooled Component, if applicable), Loan Pair or A/B Mortgage Loan (less the estimated amount of obligations anticipated to be payable in the next twelve months to which such escrows relate).

In the case of any Serviced Pari Passu Mortgage Loan, any Appraisal Reduction
will be calculated in respect of the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan and then allocated pro rata between the
Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan
according to their respective principal balances. In the case of any A/B
Mortgage Loan, any Appraisal Reduction will be calculated in respect of such A/B
Mortgage Loan taken as a whole and any such Appraisal Reduction will be allocated first to the related B Note and then allocated to the related A Note.
In the case of the Monmouth Mall Loan, any Appraisal Reduction will be calculated in respect of the Monmouth Mall Loan taken as a whole and any such
Appraisal Reduction will be allocated first to the Monmouth Mall Loan Non-Pooled
Component and then allocated to the Monmouth Mall Loan Pooled Component;
provided that if future advances are made on the Monmouth Mall Loan, any
Appraisal Reduction will be calculated in respect of the Monmouth Mall Loan together with the Monmouth Mall Companion Loan, taken as a whole, and any such
Appraisal Reduction will be allocated on a pari passu basis to the Monmouth Mall
Loan and the Monmouth Mall Companion Loan based on the outstanding principal balance of each, and such allocation made to the Monmouth Mall Loan will be allocated first to the Monmouth Mall Loan Non-Pooled Component and then allocated to the Monmouth Mall Loan Pooled Component. In the case of the
Alderwood Mall Pari Passu Loan, any Appraisal Reduction will be calculated in respect of the Alderwood Mall Loan Group taken as a whole and any such Appraisal
Reduction will be allocated first to the Alderwood Mall Loan B Note and then allocated to the Alderwood Mall Pari Passu Loan and the Alderwood Mall Companion
Loan, pro rata based on their respective principal balances.

     "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a date prior to stated maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

     "Assumed Scheduled Payment" means an amount deemed due in respect of:

o    any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated
     maturity date; or

o    any mortgage loan as to which the related mortgaged property has become an
     REO Property.

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that such Balloon
Loan remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO Property, the Assumed Scheduled Payment deemed due on each Due
Date for so long as the REO Property remains part of the trust, equals the
Scheduled Payment (or Assumed Scheduled Payment) due on the last Due Date prior to the acquisition of such REO Property.

     "Available Distribution Amount" means in general, for any Distribution
Date:

     (1)  all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that represent payments and other collections on or in respect of the mortgage loans
          (excluding the portion of amounts received on the Monmouth Mall Loan that are allocated to the Monmouth Mall Loan Non-Pooled Component) and
          any REO Properties that were received by the master servicer or the special servicer through the end of the related Collection Period, exclusive of any portion that represents one or more of the following:

                                     S-185

          o    Scheduled Payments collected but due on a Due Date subsequent to the related Collection Period;

          o    Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the certificates as described in this prospectus supplement);

          o    amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicer, the special servicer, the Primary Servicer, the trustee and the paying agent as compensation or in reimbursement of outstanding Advances or as Excess Servicing Fees);

          o    amounts deposited in the Certificate Account in error;

          o    if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve Amounts with respect to the Interest Reserve Loans to be deposited into the Interest Reserve Account;

          o    in the case of the REO Property related to an A/B Mortgage Loan, all amounts received with respect to such A/B Mortgage Loan that are required to be paid to the holder of the related B Note pursuant to the terms of the related B Note and the related intercreditor agreement; and

          o    any portion of such amounts payable to the holders of any
               Serviced Companion Mortgage Loan or B Note;

     (2)  to the extent not already included in clause (1), any P&I Advances made and any Compensating Interest Payment paid with respect to such
          Distribution Date; and

     (3)  if such Distribution Date occurs during March of any year, the aggregate of the Interest Reserve Amounts (in the case of the Monmouth
          Mall Loan, the portion of the Interest Reserve Amount for the Monmouth
          Mall Loan Pooled Component) then on deposit in the Interest Reserve
          Account.

     "Balloon Loans" means mortgage loans that provide for Scheduled Payments based on amortization schedules significantly longer than their terms to maturity or Anticipated Repayment Date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless previously prepaid.

     "Balloon LTV" - See "Balloon LTV Ratio."

     "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of (a) (i) the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be due or, (ii) in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to (b) the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

     "Balloon Payment" means, with respect to the Balloon Loans, the principal payments and scheduled interest due and payable on the relevant maturity dates.

     "Bankruptcy Code" means, the federal Bankruptcy Code, Title 11 of the
United States Code, as amended.

     "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment Premium or Yield
Maintenance Charge, and with respect to any class of certificates, a fraction
(A) whose numerator is the greater of (x) zero and (y) the difference between
(i) the Pass-

                                     S-186

Through Rate on that class of certificates, and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to the principal prepayment (or the current Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to that principal prepayment (or the current Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base
Interest Fraction be greater than one. If the Discount Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base
Interest Fraction will equal zero.

     "B Note" means, with respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related intercreditor agreement.

     "BSCMI" means Bear Stearns Commercial Mortgage, Inc.

     "BSCMI Loans" means the mortgage loans that were originated or purchased by
BSCMI or an affiliate of BSCMI.

     "Certificate Account" means one or more separate accounts established and maintained by the master servicer, the Primary Servicer or any sub-servicer on behalf of the master servicer, pursuant to the Pooling and Servicing Agreement.

     "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate and the Class MM-NA Certificates will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust; provided that, the Class
MM-NA Certificates will only be entitled to receive principal out of cash flow on the Monmouth Mall Loan Non-Pooled Component.

     "Certificateholder" or "Holder" means an entity in whose name a certificate is registered in the certificate registrar.

     "Certificate Owner" means an entity acquiring an interest in an offered certificate.

     "Class" means the designation applied to the offered certificates and the private certificates, pursuant to this prospectus supplement.

     "Class A Senior Certificates" means the Class A-1 Certificates, the Class
A-2 Certificates, the Class A-3 Certificates, the Class A-AB Certificates and
the Class A-4 Certificates.

     "Clearstream Bank" means Clearstream Bank, societe anonyme.

     "Closing Date" means on or about January , 2006.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution
Date, the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

     "Compensating Interest" means with respect to any Distribution Date, an amount equal to the lesser of (A) the excess of (i) Prepayment Interest
Shortfalls incurred in respect of the mortgage loans other than Specially
Serviced Mortgage Loans resulting from (x) voluntary Principal Prepayments on such mortgage loans (but not including any B Note or Serviced Companion Mortgage
Loan) or (y) to the extent that the master servicer did not apply the proceeds from involuntary Principal Prepayments in accordance with the terms of the related mortgage loan documents, involuntary Principal Prepayments during the related Collection Period over (ii) the aggregate of Prepayment Interest
Excesses incurred in respect of the mortgage loans resulting from Principal
Prepayments on the

                                     S-187

mortgage loans (but not including any B Note or Serviced Companion Mortgage
Loan) during the same Collection Period, and (B) the aggregate of the portion of the aggregate Master Servicing Fee accrued at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the mortgage loans including REO Properties (but not including any B Note or
Serviced Companion Mortgage Loan), plus any investment income earned on the amount prepaid prior to such Distribution Date. No Compensating Interest will be payable in respect of the Monmouth Mall Loan Non-Pooled Component.

     "Compensating Interest Payment" means any payment of Compensating Interest.

     "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation of such proceedings with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan and (if applicable)
its related B Note or Serviced Companion Mortgage Loan. With respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such Condemnation Proceeds will be distributable to the Certificateholders.

     "Constant Default Rate" or "CDR" means a rate that represents an assumed constant rate of default each month, which is expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CDR does not purport to be either an historical description of the default experience of any pool of mortgage loans or a prediction of the anticipated rate of default of any mortgage loans, including the mortgage loans underlying the certificates.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the certificates.

     "Controlling Class" means the most subordinate class of Subordinate
Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such class of certificates is less than
25% of the initial aggregate Certificate Balance of such Class as of the Closing
Date, the Controlling Class will be the next most subordinate class of
Subordinate Certificates.

     "CPR" - See "Constant Prepayment Rate" above.

     "Cut-off Date" means January 1, 2006. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), Scheduled Payments due in January 2006 with respect to mortgage loans not having Due Dates on the first of each month have been deemed received on January 1, 2006, not the actual day which such Scheduled Payments were due.

     "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a Due Date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date
Balances.

     "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under
"Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

     "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

                                     S-188

     "Debt Service Coverage Ratio" or "DSCR" means the ratio of Underwritable
Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of current debt service payable under that mortgage loan, whether or not the mortgage loan has an interest-only period that has not expired as of the Cut-Off Date. See "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement.

     "Debt Service Coverage Ratio Post IO Period" or "DSCR Post IO Period"
means, with respect to the related mortgage loan that has an interest-only period that has not expired as of the Cut-off Date but will expire prior to maturity, a debt service coverage ratio calculated in the same manner as DSCR except that the amount of the monthly debt service payment considered in the calculation is the amount of the monthly debt service payment that is due in the first month following the expiration of the applicable interest-only period. See
"Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means, with respect to any Distribution Date, the earlier of (i) the 7th day of the month in which such Distribution Date occurs, or, if such day is not a business day, the next preceding business day, and (ii)
the 5th business day prior to the related Distribution Date.

     "Discount Rate" means, for the purposes of the distribution of Prepayment
Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

     "Distributable Certificate Interest Amount" means, in respect of any Class of certificates for any Distribution Date, the sum of:

o    Accrued Certificate Interest in respect of such Class or Classes of certificates for such Distribution Date, reduced (to not less than zero)
     by:

     o    any Net Aggregate Prepayment Interest Shortfalls allocated to such
          Class or Classes for such Distribution Date; and

     o    Realized Losses and Expense Losses, in each case specifically allocated with respect to such Distribution Date to reduce the
          Distributable Certificate Interest Amount payable in respect of such
          Class or Classes in accordance with the terms of the Pooling and
          Servicing Agreement; plus

o    the portion of the Distributable Certificate Interest Amount for such Class or Classes remaining unpaid as of the close of business on the preceding
     Distribution Date; plus

o    if the aggregate Certificate Balance is reduced because of a diversion of principal as a result of the reimbursement of non-recoverable Advances out of principal in accordance with the terms of the Pooling and Servicing
     Agreement, and there is a subsequent recovery of amounts applied by the master servicer as recoveries of principal, then an amount generally equal to interest at the applicable Pass-Through Rate that would have accrued and been distributable with respect to the amount that the aggregate
     Certificate Balance was so reduced, which interest will accrue from the date that the related Realized Loss is allocated through the end of the
     Interest Accrual Period related to the Distribution Date on which such amounts are subsequently recovered.

     "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

     "Distribution Date" means the 12th day of each month, or if any such 12th day is not a business day, on the next succeeding business day.

                                     S-189

     "Document Defect" means that a mortgage loan is not delivered as and when required, is not properly executed or is defective on its face.

     "DOL Regulation" means the final regulation, issued by the DOL, defining the term "plan assets" which provides, generally, that when a Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section 2510.3-101).

     "DSCR" - See "Debt Service Coverage Ratio."

     "DTC" means The Depository Trust Company.

     "Due Dates" means dates upon which the related Scheduled Payments are due under the terms of the related mortgage loans or any B Note or Serviced
Companion Mortgage Loan.

     "Eligible Account" means an account (or accounts) that is any of the following: (i) maintained with a depository institution or trust company whose
(A) commercial paper, short-term unsecured debt obligations or other short-term deposits are rated at least "P-1" by Moody's and "A-1" by S&P, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "Aa3" by Moody's and at least "AA-" by S&P
(or "A-"), if the short-term unsecured debt obligations are rated at least
"A-1"), if the deposits are to be held in the account more than 30 days or (ii)
a segregated trust account or accounts maintained in the trust department of the trustee, the paying agent or other financial institution having a combined capital and surplus of at least $50,000,000 and subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal
Regulations Section 9.10(b) and whose long-term senior unsecured debt obligations or other long-term deposits, or the trustee's or paying agent's parent's long-term senior unsecured debt obligations or other long-term deposits, are rated at least "Baa3" by Moody's, or (iii) an account or accounts of a depository institution acceptable to each rating agency, as evidenced by confirmation that the use of any such account as the Certificate Account or the
Distribution Account will not cause a downgrade, withdrawal or qualification of the then current ratings of any Class of certificates. Notwithstanding anything in the foregoing to the contrary, an account shall not fail to be an Eligible
Account solely because it is maintained with Wells Fargo Bank, National
Association, a wholly-owned subsidiary of Wells Fargo & Co., provided that such subsidiary's or its parent's (A) commercial paper, short-term unsecured debt obligations or other short-term deposits are at least "P-1" in the case of
Moody's, and "A-1" in the case of S&P, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "Aa3" in the case of Moody's and at least "AA-" in the case of
S&P, if the deposits are to be held in the account for more than 30 days.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "Escrow Account" means one or more custodial accounts established and maintained by the master servicer (or the Primary Servicer on its behalf)
pursuant to the Pooling and Servicing Agreement.

     "Euroclear Bank" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

     "Event of Default" means, with respect to the master servicer under the
Pooling and Servicing Agreement, any one of the following events:

o    any failure by the master servicer to remit to the paying agent any payment required to be remitted by the master servicer under the terms of the
     Pooling and Servicing Agreement, including any required Advances;

o    any failure by the master servicer to make a required deposit to the
     Certificate Account which continues unremedied for one business day following the date on which such deposit was first required to be made;

o    any failure on the part of the master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the master servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such

                                     S-190

     failure, requiring the same to be remedied, shall have been given to the master servicer by the Depositor or the trustee; provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the master servicer to cure such failure; provided, further that such cure period may not exceed 90 days;

o    any breach of the representations and warranties of the master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to the master servicer by the Depositor or the trustee, provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit the master servicer to cure such breach; provided, further that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the master servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the master servicer or of or relating to all or substantially all of its property;

o    the master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the master servicer receives actual knowledge that Moody's has (i)
     qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that the master servicer obtained such actual knowledge), and, in the case of either clauses (i) or (ii), citing servicing concerns with the master servicer as the sole or material factor in such rating;

o    the master servicer is removed from S&P's Select Servicer List as a U.S.
     Commercial Mortgage Master Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal; and

o    the master servicer, shall fail to deliver the items required to be delivered by such servicer under Item 1122 and Item 1123 of Regulation AB by the time provided for in the Pooling and Servicing Agreement

     "Excess Interest" means, in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of interest accrued on such mortgage loan at the Revised Rate over interest accrued on such mortgage loan at the Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

     "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC Pool.

                                     S-191

     "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses over (ii) the amount that would have been received if a prepayment in full had been made with respect to such mortgage loan (or, in the case of an REO Property related to an A/B Mortgage Loan, a prepayment in full had been made with respect to both the related A Note and B Note) on the date such proceeds were received plus accrued and unpaid interest with respect to that mortgage loan and any and all expenses with respect to that mortgage loan.

     "Excess Servicing Fee" means an additional fee payable to Wells Fargo that accrues at the Excess Servicing Fee Rate, which is assignable and non-terminable. No Excess Servicing Fee will be payable with respect to the
Monmouth Mall Loan Non-Pooled Component.

     "Excess Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement which is payable each month with respect to certain mortgage loans in connection with the Excess Servicing Fee.

     "Exemptions" means the individual prohibited transaction exemptions relating to pass-through certificates and the operation of asset pool investment trusts granted by the DOL to the Underwriters, as amended.

     "Expense Losses" means, among other things:

o    any interest paid to the master servicer, special servicer or the trustee in respect of unreimbursed Advances on the mortgage loans;

o    all Special Servicer Compensation payable to the special servicer from amounts that are part of the trust;

o    other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the paying agent and certain related persons, specified reimbursements and indemnification payments to the Depositor, the master servicer, the special servicer, the Primary Servicer and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses, rating agency fees not recovered from the borrower, amounts expended on behalf of the trust to remediate an adverse environmental condition and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

o    any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

     "Financial Market Publishers" means TREPP, LLC and Intex Solutions, Inc., or any successor entities thereof.

     "Fitch" means Fitch, Inc.

     "401(c) Regulations" means the final regulations issued by the DOL under
Section 401(c) of ERISA clarifying the application of ERISA to Insurance Company
General Accounts.

     "Initial Pool Balance" means the aggregate Cut-off Date Balance of
$1,375,992,559, which balance does not include the Monmouth Mall Loan Non-Pooled
Component.

     "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan.

     "Insurance Proceeds" means all amounts paid by an insurer under an insurance policy in connection with a mortgage loan, Serviced Companion Mortgage
Loan or B Note, other than amounts required to be paid to the related borrower.
With respect to the mortgaged property or properties securing any Loan Pair or
A/B Mortgage Loan, only an allocable portion of such Insurance Proceeds will be distributable to the Certificateholders.

                                     S-192

     "Interest Accrual Period" means, for each class of REMIC Regular
Certificates and each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

     "Interest Only Certificates" means the Class X Certificates.

     "Interest Reserve Account" means an account that the master servicer has established and will maintain for the benefit of the holders of the certificates.

     "Interest Reserve Amount" means all amounts deposited in the Interest
Reserve Account with respect to Scheduled Payments due in any applicable January and February, plus an initial deposit equal to one day's interest for each
Interest Reserve Loan for the Distribution Date in February 2006.

     "Interest Reserve Loan" - See "Non-30/360 Loan" below.

     "Liquidation Fee" means 1.00% of the related Liquidation Proceeds and/or any Condemnation Proceeds and Insurance Proceeds received by the trust in connection with a Specially Serviced Mortgage Loan or related REO Property (net of any expenses). For the avoidance of doubt, a Liquidation Fee will be payable in connection with a repurchase of an A Note by the holder of the related B Note only to the extent set forth in the related intercreditor agreement.

     "Liquidation Proceeds" means proceeds from the sale or liquidation
(provided that for the purposes of calculating Liquidation Fees, Liquidation
Proceeds shall not include any proceeds from a repurchase of a mortgage loan by a mortgage loan seller due to a Material Breach of a representation or warranty or Material Document Defect) of a mortgage loan, Serviced Companion Mortgage
Loan or B Note or related REO Property, net of liquidation expenses. With respect to the mortgaged property or properties securing any Loan Pair or A/B
Mortgage Loan, only an allocable portion of such Liquidation Proceeds will be distributable to the Certificateholders.

     "Loan Pair" means a Serviced Pari Passu Mortgage Loan and the related
Serviced Companion Mortgage Loan, collectively.

     "Lock-out Period" means the period during which voluntary principal prepayments are prohibited.

     "MAI" means Member of the Appraisal Institute.

     "Master Servicer Remittance Date" means, in each month, the business day preceding the Distribution Date.

     "Master Servicing Fee" means the monthly amount, based on the Master
Servicing Fee Rate, to which the master servicer is entitled in compensation for servicing the mortgage loans, any Serviced Companion Mortgage Loan and any B
Note. Notwithstanding the foregoing, no Master Servicing Fee will be payable with respect to the Water Street Plaza B Note or, in the case of the Monmouth
Mall Loan, the Monmouth Mall Loan Non-Pooled Component, or otherwise be allocable to the Water Street Plaza B Note or, in the case of the Monmouth Mall
Loan, the Monmouth Mall Loan Non-Pooled Component, as the case may be, or the trust with respect to the Water Street Plaza B Note or, in the case of the
Monmouth Mall Loan, the Monmouth Mall Loan Non-Pooled Component.

     "Master Servicing Fee Rate" means the rate per annum payable each month with respect to a mortgage loan, any Serviced Companion Mortgage Loan and any B
Note in connection with the Master Servicing Fee as set forth in the Pooling and
Servicing Agreement. The Master Servicing Fee Rate for Wells Fargo Bank,
National Association will range, on a loan-by-loan basis, from 0.02% per annum to 0.15% per annum.

     "Material Breach" means a breach of any of the representations and warranties that (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the breach materially and adversely affects the value of the mortgage loan and (ii)
the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan.

                                     S-193

     "Material Document Defect" means a Document Defect that either (a)
materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the Document Defect materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan.

     "Mervyns Portfolio Companion Loan" means the loan that is secured by the
Mervyns Portfolio Pari Passu Mortgage on a pari passu basis with the Mervyns
Portfolio Pari Passu Loan.

     "Mervyns Portfolio Loan Group" means, collectively, the Mervyns Portfolio
Pari Passu Loan and the Mervyns Portfolio Companion Loan.

     "Mervyns Portfolio Pari Passu Loan" means Mortgage Loan Nos. 34-58, which is secured on a pari passu basis with the Mervyns Portfolio Companion Loan pursuant to the Mervyns Portfolio Pari Passu Mortgage.

     "Mervyns Portfolio Pari Passu Mortgage" means the mortgage securing the
Mervyns Portfolio Pari Passu Loan and the Mervyns Portfolio Companion Loan.

     "Money Term" means, with respect to any mortgage loan, Serviced Companion
Mortgage Loan or B Note, the stated maturity date, mortgage rate, principal balance, amortization term or payment frequency or any provision of the mortgage loan requiring the payment of a Prepayment Premium or Yield Maintenance Charge
(but does not include late fee or default interest provisions).

     "Monmouth Mall Loan" means Mortgage Loan No. 1.

     "Monmouth Mall Companion Loan" means the loan resulting from those future advances made, if any, by the related mortgage loan seller that will be secured by the Monmouth Mall mortgaged property on a pari passu basis with the Monmouth
Mall Loan.

     "Monmouth Mall Loan Available Funds" means in general, for any Distribution
Date:

     (1)  all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that represent payments and other collections on or in respect of the Monmouth Mall Loan, including in the event that the Monmouth Mall Loan is an REO Property, that were received by the master servicer or the special servicer through the end of the related Collection Period, exclusive of any portion that represents one or more of the following, in each case to the extent attributable to the Monmouth Mall Loan:

          o    Scheduled Payments collected but due on a Due Date subsequent to the related Collection Period with respect to the Monmouth Mall
               Loan;

          o    amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicer, the special servicer, any primary servicer, the trustee and the paying agent as compensation or in reimbursement of outstanding Advances or as Excess Servicing Fees);

          o    amounts deposited in the Certificate Account in error; and

          o    if such Distribution Date occurs during January, other than a leap year, or February of any year, any applicable Interest
               Reserve Amounts to be deposited into the Interest Reserve
               Account;

     (2)  to the extent not already included in clause (1) any Compensating
          Interest Payment with respect to the Monmouth Mall Loan paid with respect to such Distribution Date; and

                                     S-194

     (3)  if such Distribution Date occurs during March of any year, the portion of the Interest Reserve Amount then on deposit in the Interest Reserve
          Account in respect of the Monmouth Mall Loan.

     "Monmouth Mall Loan Non-Pooled Component" means with respect to the
Monmouth Mall Loan, a subordinated component of the beneficial interest in the
Monmouth Mall Loan from which the Class MM-NA Certificates are entitled to distributions.

     "Monmouth Mall Loan Non-Pooled Percentage" means with respect to the
Monmouth Mall Loan, for any Distribution Date, a fraction expressed as a percentage, the numerator of which is the principal balance of the Monmouth Mall
Loan Non-Pooled Component and the denominator of which is the sum of (a) the principal balance of the Monmouth Mall Loan Pooled Component and (b) the
principal balance of the Monmouth Mall Loan Non-Pooled Component.

     "Monmouth Mall Loan Non-Pooled Principal" with respect to the Monmouth Mall
Loan, (a) in the event that the Monmouth Mall Loan Default Distribution Priority is not in effect, an amount equal to the product of (x) the Monmouth Mall Loan
Principal Distribution Amount for that Distribution Date and (y) the Monmouth
Mall Loan Non-Pooled Percentage for that Distribution Date or (b) in the event that the Monmouth Mall Loan Default Distribution Priority is in effect, any amounts required to be distributed to the Class MM-NA Certificates as principal pursuant to the Monmouth Mall Loan Default Distribution Priority for that
Distribution Date.

     "Monmouth Mall Loan Operating Adviser" means (i) the entity appointed by the holders of a majority of the Class MM-NA Certificates, for so long as the aggregate Certificate Balance of the Class MM-NA Certificates, net of the amount of any Appraisal Reduction with respect to the Monmouth Mall Loan, is equal to or greater than 25% of the initial aggregate Certificate Balance of the Class
MM-NA Certificates or (ii) the Operating Adviser, for so long as the aggregate
Certificate Balance of the Class MM-NA Certificates, net of the amount of any
Appraisal Reduction with respect to the Monmouth Mall Loan, is less than 25% of the initial aggregate Certificate Balance of the Class MM-NA Certificates. The
Monmouth Mall Loan Operating Adviser will have the right to receive notification from, and in specified cases direct, the special servicer in regard to specified actions with respect to the Monmouth Mall Loan.

     "Monmouth Mall Loan Pooled Component" means with respect to the Monmouth
Mall Loan, a senior component of the beneficial interest in the Monmouth Mall
Loan from which the certificates (other than the Class MM-NA Certificates) are entitled to distributions.

     "Monmouth Mall Loan Pooled Percentage" means with respect to the Monmouth
Mall Loan, for any Distribution Date, a fraction expressed as a percentage, the numerator of which is the principal balance of the Monmouth Mall Loan Pooled
Component and the denominator of which is the sum of (a) the principal balance of the Monmouth Mall Loan Pooled Component and (b) the principal balance of the
Monmouth Mall Loan Non-Pooled Component.

     "Monmouth Mall Loan Principal Distribution Amount" means with respect to the Monmouth Mall Loan, for any Distribution Date the amount equal to the sum of
(a) the Monmouth Mall Loan Principal Shortfall for that Distribution Date, and
(b) all payments of principal of the Monmouth Mall Loan, including but not limited to the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in
each case, to the extent received or advanced, as the case may be, in respect of such mortgage loan and any related REO mortgage loan for its Due Date occurring during the related Collection Period; and all payments (including Principal
Prepayments and the principal portion of the Balloon Payment and other collections (including Liquidation Proceeds (other than the portion, if any, constituting Excess Liquidation Proceeds), Condemnation Proceeds, Insurance
Proceeds and REO Income (each as defined herein) and proceeds of mortgage loan repurchases) that were received on or in respect of such mortgage loan during the related Collection Period and that were identified and applied by the master servicer as recoveries of principal.

     "Monmouth Mall Loan Principal Shortfall" means, for any Distribution Date, the amount, if any, by which (a) the Monmouth Mall Loan Principal Distribution
Amount for the prior Distribution Date exceeds (b) the

                                     S-195

aggregate amount distributed in respect of principal in respect of the Monmouth
Mall Loan Pooled Component and the Class MM-NA Certificates on the preceding
Distribution Date.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage File" means the following documents, among others:

o    the original mortgage note (or lost note affidavit), endorsed (without recourse) in blank or to the order of the trustee;

o    the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

o    an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

o    an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report); and

o    when relevant, the related ground lease or a copy of it.

     "Mortgage Loan Purchase Agreement" means each of the agreements entered into between the Depositor and the respective mortgage loan seller, as the case may be.

     "Mortgage Pool" means the one hundred twenty-one (121) mortgage loans with an aggregate principal balance, as of the Cut-off Date, of approximately
$1,375,992,559, which may vary on the Closing Date by up to 5%. The Mortgage
Pool does not include the Monmouth Mall Loan Non-Pooled Component.

     "MSMC" means Morgan Stanley Mortgage Capital Inc.

     "MSMC Loans" means the mortgage loans that were originated or purchased by
MSMC.

     "Net Aggregate Prepayment Interest Shortfall" means, for the related
Distribution Date, the aggregate of all Prepayment Interest Shortfalls incurred in respect of the mortgage loans (but not including the Monmouth Mall Loan
Non-Pooled Component) other than Specially Serviced Mortgage Loans during any
Collection Period that are neither offset by Prepayment Interest Excesses collected on such mortgage loans during such Collection Period nor covered by a
Compensating Interest Payment paid by the master servicer.

     "Net Mortgage Rate" means, in general, with respect to any mortgage loan, a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date)
minus the related Administrative Cost Rate; provided that, for purposes of calculating the Pass-Through Rate for each class of REMIC Regular Certificates from time to time, the Net Mortgage Rate for any mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the certificates accrue interest on the basis of a 360-day year consisting of twelve
30-day months, when calculating the Pass-Through Rate for each class of certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360
Loan (and in the case of the Monmouth Mall Loan,

                                     S-196

including the Monmouth Mall Loan Non-Pooled Component) will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of net interest actually accrued (exclusive of default interest or Excess Interest). However, with respect to each Non-30/360 Loan:

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in January of each year (other than a leap year) and
     February of each year will be adjusted to take into account the applicable
     Interest Reserve Amount; and

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in March of each year will be adjusted to take into account the related withdrawal from the Interest Reserve Account for the preceding January, if applicable, and February (commencing in 2006).

     "Net Operating Income" or "NOI" means historical net operating income for a mortgaged property for the annual or other period specified (or ending on the
"NOI Date" specified), and generally consists of revenue derived from the use and operation of the mortgaged property, consisting primarily of rental income
(and in the case of residential cooperative mortgage loans, assuming that the property was operated as a rental property), less the sum of (a) operating expenses (such as utilities, administrative expenses, management fees and advertising) and (b) fixed expenses, such as insurance, real estate taxes
(except in the case of certain mortgage loans included in the trust, where the related borrowers are exempted from real estate taxes and assessments) and, if applicable, ground lease payments. Net operating income generally does not reflect (i.e. it does not deduct for) capital expenditures, including tenant improvement costs and leasing commissions, interest expenses and non-cash items such as depreciation and amortization.

     "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of 12
30-day months and in the case of the Monmouth Mall Loan, only the Monmouth Mall
Loan Pooled Component.

     "Notional Amount" means the notional principal amount of the Class X
Certificates, which will be based upon the outstanding principal balance of the
Principal Balance Certificates outstanding from time to time.

     "OID" means original issue discount.

     "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions; provided, that, with respect to an A/B Mortgage
Loan, a holder of the related B Note, will, to the extent set forth in the related intercreditor agreement, instead be entitled to the rights and powers granted to the Operating Adviser under the Pooling and Servicing Agreement to the extent such rights and powers relate to the related A/B Mortgage Loan (but only so long as the holder of the related B Note is the directing holder or controlling holder, as defined in the related Intercreditor Agreement); provided further, that, with respect to the Monmouth Mall Loan, the Monmouth Mall Loan
Operating Adviser, will, for as long as and to the extent set forth in the
Pooling and Servicing Agreement, instead be entitled to the rights and powers granted to the Operating Adviser under the Pooling and Servicing Agreement to the extent such rights relate to the Monmouth Mall Loan. The initial operating adviser will be ARCap REIT, Inc., an affiliate of the special servicer.

     "Option" means the option to purchase from the trust any defaulted mortgage loan, as described under "Servicing of the Mortgage Loans--Sale of Defaulted
Mortgage Loans," in this prospectus supplement

     "P&I Advance" means the amount of any Scheduled Payments or Assumed
Scheduled Payment (net of the related Master Servicing Fees, Excess Servicing
Fees, Primary Servicing Fees and other servicing fees payable from such
Scheduled Payments or Assumed Scheduled Payments), other than any Balloon
Payment, advanced on the mortgage loans that are delinquent as of the close of business on the preceding Determination Date.

     "Participants" means DTC's participating organizations.

                                     S-197

     "Parties in Interest" means persons who have specified relationships to
Plans ("parties in interest" under ERISA or "disqualified persons" under Section
4975 of the Code).

     "Pass-Through Rate" means the rate per annum at which any class of certificates (other than the Residual Certificates) accrues interest.

     "PCF" means Principal Commercial Funding, LLC.

     "PCF Loans" means the mortgage loans that were originated by PCF or its affiliates.

     "Percentage Interest" will equal, as evidenced by any certificate in the
Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional Amount, as the case may be, of such certificate as set forth on the face of the certificate, and the denominator of which is equal to the initial aggregate Certificate
Balance or Notional Amount, as the case may be, of such Class.

     "Percent Leased" means the percentage of square feet or units, as the case may be, of a mortgaged property that was occupied or leased or, in the case of hospitality properties, average units so occupied over a specified period, as of a specified date (identified on Appendix II to this prospectus supplement as the
"Percent Leased as of Date"), as specified by the borrower or as derived from the mortgaged property's rent rolls, operating statements or appraisals or as determined by a site inspection of such mortgaged property. Such percentage includes tenants which have executed a lease to occupy such mortgaged property even though the applicable tenant has not taken physical occupancy.

     "Permitted Cure Period" means, for the purposes of any Material Document
Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the earlier of the discovery by the related mortgage loan seller or receipt by the related mortgage loan seller of notice of such Material
Document Defect or Material Breach, as the case may be. However, if such
Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such
Document Defect or Material Breach would not cause the mortgage loan to be other than a "qualified mortgage", but the related mortgage loan seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure
Period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the mortgage loan is then a Specially Serviced
Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially Serviced Mortgage Loan and (y) the Document Defect was
identified in a certification delivered to the related mortgage loan seller by the trustee in accordance with the Pooling and Servicing Agreement.

     "Planned Principal Balance" means, for any Distribution Date, the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement.

     "Plans" means (a) employee benefit plans as defined in Section 3(3) of
ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of
ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

     "Pooling and Servicing Agreement" means the Pooling and Servicing
Agreement, dated as of January 1, 2006, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank,
National Association, as paying agent and certificate registrar.

     "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment or a Balloon Payment is made during any
Collection Period after the Due Date for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or Balloon
Payment that exceeds the corresponding amount of interest accruing on the certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on the mortgage loan from such Due
Date to the date

                                     S-198

such payment was made, net of the Trustee Fee, the Master Servicing Fee, the
Primary Servicing Fee, the pari passu loan servicing fee, the Excess Servicing
Fee and, if the related mortgage loan is a Specially Serviced Mortgage Loan, net of the Special Servicing Fee.

     "Prepayment Interest Shortfall" means, a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial Principal
Prepayment (or a Balloon Payment) during the related Collection Period, and the date such payment was made occurred prior to the Due Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). Such a shortfall arises because the amount of interest (net of the Master Servicing Fee, the Primary
Servicing Fee, the Excess Servicing Fee, the Pari Passu Loan Servicing Fee and
the Trustee Fee that accrues on the amount of such Principal Prepayment or
Balloon Payment will be less than the corresponding amount of interest accruing on the Certificates. In such a case, the Prepayment Interest Shortfall will generally equal the excess of:

o    the aggregate amount of interest that would have accrued at the Net
     Mortgage Rate (less the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan) on the Scheduled Principal Balance
     of such mortgage loan if the mortgage loan had paid on its Due Date and such Principal Prepayment or Balloon Payment had not been made, over

o    the aggregate interest that did so accrue through the date such payment was made (net of the Master Servicing Fee, the Primary Servicing Fee, the
     Excess Servicing Fee, the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan, and the Trustee Fee).

     "Prepayment Premium" means, with respect to any mortgage loan, Serviced
Companion Mortgage Loan or B Note for any Distribution Date, prepayment premiums and charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan, Serviced Companion Mortgage
Loan or B Note.

     "Primary Servicer" means Principal Global Investors, LLC.

     "Primary Servicing Fee" means the monthly amount, based on the Primary
Servicing Fee Rate, paid as compensation for the primary servicing of the mortgage loans.

     "Primary Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement, which is payable each month with respect to a mortgage loan in connection with the Primary Servicing Fee. The primary servicing fee rate for each of Principal Global Investors, LLC and Wells Fargo
Bank, National Association is 0.01% per annum.

     "Principal Balance Certificates" means, upon initial issuance, the Class
A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class O and Class P Certificates.

     "Principal Distribution Amount" equals, in general, for any Distribution
Date, the aggregate of the following:

o    the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in each case, to the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans (but not in respect of any
     Serviced Companion Mortgage Loan or B Note or, in either case, its respective successor REO mortgage loan) for their respective Due Dates occurring during the related Collection Period; and

o    all payments (including Principal Prepayments and the principal portion of
     Balloon Payments (but not in respect of any Serviced Companion Mortgage
     Loan or B Note or, in either case, its respective successor REO mortgage loan)) and other collections (including Liquidation Proceeds (other than the portion, if any, constituting Excess

                                     S-199

     Liquidation Proceeds), Condemnation Proceeds, Insurance Proceeds and REO
     Income (each as defined in this prospectus supplement) and proceeds of mortgage loan repurchases) that were received on or in respect of the mortgage loans (but not in respect of any Serviced Companion Mortgage Loan or B Note) during the related Collection Period and that were identified and applied by the master servicer as recoveries of principal; less

o    the Monmouth Mall Loan Non-Pooled Principal.

     The following amounts shall generally reduce the Principal Distribution
Amount to the extent applicable:

o    if any advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those advances (and advance interest thereon) are reimbursable from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date, and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections during that collection period
     (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal Distribution Amount for the distribution date following the collection period in which the subsequent recovery occurs); and

o    if any advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described in this prospectus supplement) will be reimbursable (with advance interest thereon) first from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date (prior to reimbursement from other collections) and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections on the mortgage pool during that collection period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount for the distribution date following the collection period in which the subsequent recovery occurs).

     "Principal Prepayments" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, Serviced Companion Mortgage Loan or
B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced Companion
Mortgage Loan or B Note in advance of its scheduled Due Date.

     "PTCE" means a DOL Prohibited Transaction Class Exemption.

     "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but unpaid interest thereon to but not including the Due Date in the Collection Period in which the purchase or liquidation occurs and the amount of any expenses related to such mortgage loan and any related B Note, Serviced Companion Mortgage Loan or REO Property
(including any unreimbursed Servicing Advances, Advance Interest related to such mortgage loan and any related B Note or Serviced Companion Mortgage Loan, and also includes the amount of any Servicing Advances (and interest thereon) that were reimbursed from principal collections on the Mortgage Pool and not subsequently recovered from the related mortgagor), and any Special Servicing
Fees and Liquidation Fees paid with respect to the mortgage loan and/or (if applicable) its related B Note or any related Serviced Companion Mortgage Loan that are reimbursable to the master servicer, the special servicer or the trustee, plus if such mortgage loan is being repurchased or substituted for by a seller pursuant to the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the Primary Servicer, the master servicer, the special servicer, the Depositor or the trustee in respect of the
Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above).

     "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating

                                     S-200

Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

     "Rated Final Distribution Date" means the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term.

     "Rating Agencies" means Moody's and S&P.

     "Realized Losses" means losses arising from the inability of the trustee, master servicer or the special servicer to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the related mortgaged property, to the extent not covered by insurance. The Realized Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

o    the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

o    the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such liquidation proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense
     Losses.

     If the mortgage rate on any mortgage loan is reduced or a portion of the debt due under any mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized Loss. Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections of principal that would otherwise be included in the Principal Distribution Amount for the related distribution date, will generally create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the mortgage pool and the total principal balance of the certificates (other than the Class MM-NA Certificates) on the succeeding Distribution Date. The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts as Realized Losses (in reverse sequential order in accordance with the loss allocation rules described in this prospectus supplement) to reduce principal balances of the Principal Balance
Certificates on the distribution date for that collection period.

     "Record Date" means, with respect to each class of offered certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

     "Regulation AB" means Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as sucH may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) three consecutive Scheduled Payments have been made, in the case of any such mortgage loan, Serviced Companion Mortgage Loan or B Note that was modified, based on the modified terms, or a complete defeasance shall have occurred, (b) no other Servicing Transfer Event has occurred and is continuing with respect to such mortgage loan and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event or such amounts have been forgiven. An A Note will not constitute a Rehabilitated
Mortgage Loan unless its related B Note would also constitute a Rehabilitated
Mortgage Loan. A B Note will not constitute a Rehabilitated Mortgage Loan unless its related A Note also would constitute a Rehabilitated Mortgage Loan. A
Serviced Pari Passu Mortgage Loan will not constitute a Rehabilitated Mortgage
Loan unless the related Serviced Companion Mortgage Loan would also constitute a
Rehabilitated Mortgage Loan. A Serviced Companion Mortgage Loan will not constitute a

                                     S-201

Rehabilitated Mortgage Loan unless the related Serviced Pari Passu Mortgage Loan would also constitute a Rehabilitated Mortgage Loan.

     "REMIC" means a "real estate mortgage investment conduit," within the meaning of Section 860D(a) of the Code.

     "REMIC Regular Certificates" means the Senior Certificates, the Subordinate
Certificates and the Class MM-NA Certificates.

     "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and Servicing
Agreement. With respect to any Loan Pair or A/B Mortgage Loan, only an allocable portion of such REO Income will be distributable to the Certificateholders.

     "REO Property" means any mortgaged property acquired on behalf of the
Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

     "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

     "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

     "Residual Certificates" means the Class R-I Certificates, the Class R-II
Certificates and the Class R-III Certificates.

     "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

     "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

     "SBC-Hoffman Estates Companion Loan" means the loan that is secured by the
SBC-Hoffman Estates Pari Passu Mortgage on a pari passu basis with the
SBC-Hoffman Estates Pari Passu Loan.

     "SBC-Hoffman Estates Loan Group" means, collectively, the SBC-Hoffman
Estates Pari Passu Loan and the SBC-Hoffman Estates Companion Loan.

     "SBC-Hoffman Estates Pari Passu Loan" means Mortgage Loan No. 3, which is secured on a pari passu basis with the SBC-Hoffman Estates Companion Loan pursuant to the SBC-Hoffman Estates Pari Passu Mortgage.

     "SBC-Hoffman Estates Pari Passu Mortgage" means the mortgage securing the
SBC-Hoffman Estates Pari Passu Loan and the SBC-Hoffman Estates Companion Loan.

     "Scheduled Payment" means, in general, for any mortgage loan, Serviced
Companion Mortgage Loan or B Note on any Due Date, the amount of the scheduled payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan, Serviced Companion Mortgage Loan or B Note subsequent to the
Closing Date, whether agreed to by the special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

     "Scheduled Principal Balance" means, in respect of any mortgage loan,
Serviced Companion Mortgage Loan, Loan Pair, B Note or REO mortgage loan on any
Distribution Date will generally equal its Cut-off Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off
Date), reduced, to not less than zero, by:

                                     S-202

o    any payments or other collections of principal, or Advances in lieu of such payments or collections, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled
     Payments due in any subsequent Collection Period; and

o    the principal portion of any Realized Loss and Expense Loss incurred in respect of such mortgage loan during any preceding Collection Period.

     "Senior Certificates" means the Class A Senior Certificates and the Class X
Certificates.

     "Serviced Companion Mortgage Loan" means a loan not included in the trust but serviced pursuant to the Pooling and Servicing Agreement and secured on a pari passu basis with the related Serviced Pari Passu Mortgage Loan. The
Serviced Companion Mortgage Loans related to the trust are the Alderwood Mall
Companion Loan, the SBC-Hoffman Estates Companion Loan and the Mervyns Portfolio
Companion Loan.

     "Serviced Pari Passu Mortgage Loan" means a mortgage loan included in the trust that is serviced under the Pooling and Servicing Agreement and secured by a mortgaged property that secures one or more other loans on a pari passu basis that are not included in the trust. The Serviced Pari Passu Mortgage Loans related to the trust are the Alderwood Mall Pari Passu Loan, the SBC-Hoffman
Estates Pari Passu Loan and the Mervyns Portfolio Pari Passu Loan.

     "Serviced Pari Passu Mortgage Loan B Note" means, with respect to any
Serviced Pari Passu Mortgage Loan, any subordinated mortgage note that is designated as a B Note and which is not included in the trust. There are no
Serviced Pari Passu Mortgage Loan B Notes related to the trust.

     "Servicing Advances" means, in general, customary, reasonable and necessary
"out-of-pocket" costs and expenses required to be incurred by the master servicer in connection with the servicing of a mortgage loan after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

     "Servicing Function Participant" means any person, other than the master servicer and the special servicer, that, within the meaning of Item 1122 of
Regulation AB, is performing activities that address the servicing criteria set forth in Item 1122(d) of Regulation AB, unless such person's activities relate only to 5% or less of the mortgage loans based on the principal balance of the mortgage loans.

     "Servicing Standard" means with respect to the master servicer or the special servicer, as the case may be, to service and administer the mortgage loans (and any Serviced Companion Mortgage Loan and any B Note) that it is obligated to service and administer pursuant to the Pooling and Servicing
Agreement on behalf of the trustee and in the best interests of and for the benefit of the Certificateholders (and, in the case of any Serviced Companion
Mortgage Loan or any B Note, the related holder of such Serviced Companion
Mortgage Loan or B Note, as applicable) as a collective whole (as determined by the master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement and the terms of the respective mortgage loans, any Serviced Companion Mortgage Loan and any B Note and any related intercreditor or co-lender agreement and, to the extent consistent with the foregoing, further as follows:

o    with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible under the Pooling and Servicing Agreement;

o    with a view to the timely collection of all Scheduled Payments of principal and interest under the mortgage loans, any Serviced Companion Mortgage Loan and any B Note or, if a mortgage loan, any Serviced Companion Mortgage Loan or B Note comes into and continues in default and if, in the good faith and reasonable judgment of the special servicer, no satisfactory arrangements can be made for the collection of the

                                     S-203

     delinquent payments, the maximization of the recovery of principal and interest on such mortgage loan to the Certificateholders (as a collective whole) (or in the case of any A/B Mortgage Loan and its related B Note or a
     Loan Pair, the maximization of recovery thereon of principal and interest to the Certificateholders and the holder of the related B Note or the
     Serviced Companion Mortgage Loan, as applicable, all taken as a collective whole) on a net present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the rate determined by the special servicer but in any event not less than (i) the related Net Mortgage Rate, in the case of the mortgage loans (other than any A Note or Serviced Pari Passu Mortgage
     Loan), or (ii) the weighted average of the mortgage rates on the related A
     Note and B Note, in the case of any A/B Mortgage Loan, and on the Serviced
     Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan, in the case of a Loan Pair); and without regard to:

     i.   any other relationship that the master servicer or the special servicer, as the case may be, or any of their affiliates may have with the related borrower;

     ii.  the ownership of any certificate or any interest in any Serviced
          Companion Mortgage Loan, any B Note or any mezzanine loan related to a mortgage loan by the master servicer or the special servicer, as the case may be, or any of their affiliates; iii. the master servicer's obligation to make Advances;

     iv.  the right of the master servicer (or any of their affiliates) or the special servicer, as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation payable to it, under the
          Pooling and Servicing Agreement or with respect to any particular transaction; and

     v.   any obligation of the master servicer (or any of its affiliates) to repurchase any mortgage loan from the trust.

     "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan, a Serviced Companion Mortgage Loan or a B Note to become a Specially Serviced Mortgage Loan. If a Servicing Transfer Event
occurs with respect to any A Note, it will be deemed to have occurred also with respect to the related B Note; provided, however, that if a Servicing Transfer
Event would otherwise have occurred with respect to an A Note, but has not so occurred solely because the holder of the related B Note has exercised its cure rights under the related intercreditor agreement, a Servicing Transfer Event will not occur with respect to the related A/B Mortgage Loan. If a Servicing
Transfer Event occurs with respect to any B Note, it will be deemed to have occurred also with respect to the related A Note. If a Servicing Transfer Event occurs with respect to a Serviced Pari Passu Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Companion Mortgage Loan.
If a Servicing Transfer Event occurs with respect to a Serviced Companion
Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Pari Passu Mortgage Loan.

     "Specially Serviced Mortgage Loan" means the following:

o    any mortgage loan (other than an A/B Mortgage Loan), Serviced Companion
     Mortgage Loan or B Note as to which a Balloon Payment is past due, and the master servicer has determined that payment is unlikely to be made on or before the 60th day succeeding the date the Balloon Payment was due, or any other payment is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which, to the master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days;

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

                                     S-204

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the master servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of the master servicer, materially and adversely affects the interests of the
     Certificateholders or the holder of the related B Note or Serviced
     Companion Mortgage Loan and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; or

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which, in the judgment of the master servicer, (a) (other than with respect to any
     A/B Mortgage Loan), a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the master servicer is reasonably likely to materially and adversely affect the interests of the
     Certificateholders or the holder of the related B Note or Serviced
     Companion Mortgage Loan (as the case may be).

     "Special Servicer Compensation" means such fees payable to the special servicer, collectively, including the Special Servicing Fee, the Workout Fee, the Liquidation Fee and any other fees payable to the special servicer pursuant to the Pooling and Servicing Agreement.

     "Special Servicer Event of Default" means, with respect to the special servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the special servicer to remit to the paying agent or the master servicer within one business day of the date when due any amount required to be so remitted under the terms of the Pooling and Servicing
     Agreement;

o    any failure by the special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the Pooling and
     Servicing Agreement which failure continues unremedied for one business day following the date on which such deposit or remittance was first required to be made;

o    any failure on the part of the special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the special servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee; provided, however, that to the extent that the special servicer certifies to the trustee and the Depositor that the special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    any breach by the special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee, provided, however, that to the extent that the special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the

                                     S-205

     appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the special servicer or of or relating to all or substantially all of its property;

o    the special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the special servicer is no longer listed on S&P's Select Servicer List as a
     U.S. Commercial Mortgage Special Servicer and is not reinstated within 60 days and the rating then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal;

o    the servicing officer of the special servicer receives actual knowledge that Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that a servicing officer of the special servicer obtained such actual knowledge), and, in the case of either (i) or (ii), citing servicing concerns with the special servicer as the sole and material factor in such rating action; or

o    the special servicer, or any primary servicer or sub-servicer appointed by the special servicer, shall fail to deliver the items required to be delivered by such servicer under Item 1122 and 1123 of Regulation AB by the time provided for in the Pooling and Servicing Agreement.

     "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each Specially
Serviced Mortgage Loan for such month, of the outstanding Scheduled Principal
Balance of each Specially Serviced Mortgage Loan.

     "Structuring Assumptions" means the following assumptions:

o    the mortgage rate as of the Closing Date on each mortgage loan remains in effect until maturity or its Anticipated Repayment Date;

o    the initial Certificate Balances and initial Pass-Through Rates of the certificates are as presented in this prospectus supplement;

o    the closing date for the sale of the certificates is January 30, 2006;

o    distributions on the certificates are made on the 12th day of each month, commencing in February 2006;

o    there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

o    Scheduled Payments on the mortgage loans are timely received on the first day of each month;

o    the trust does not experience any Expense Losses;

                                     S-206

o    no Principal Prepayment on any mortgage loan is made during its Lock-out
     Period, if any, or during any period when Principal Prepayments on such mortgage loans are required to be accompanied by a Yield Maintenance
     Charge, Prepayment Premium or a defeasance requirement, and otherwise
     Principal Prepayments are made on the mortgage loans at the indicated
     levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

o    no Prepayment Interest Shortfalls occur;

o    no mortgage loan exercises its partial release option;

o    no amounts that would otherwise be payable to Certificateholders as principal are paid to the master servicer, the special servicer or the trustee as reimbursements of any nonrecoverable advances, unreimbursed advances outstanding as of the date of modification of any mortgage loan and any related interest on such advances;

o    no mortgage loan is the subject of a repurchase or substitution by any party and no optional termination of the trust occurs;

o    each ARD Loan pays in full on its Anticipated Repayment Date; and

o    any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance.

     "Subordinate Certificates" means the Class A-M, Class A-J, Class B, Class
C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class
M, Class N, Class O and Class P Certificates.

     "Treasury Rate" unless a different term methodology or source is otherwise specified in the related mortgage loan document, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical
Release H.15-Selected Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or Anticipated Repayment Date, if applicable) of the mortgage loan prepaid. If Release H.15 is no longer published, the master servicer will select a comparable publication to determine the Treasury Rate.

     "Trustee Fee" means a monthly fee as set forth in the Pooling and Servicing
Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties.

     "UCF" - See "Underwritable Cash Flow."

     "Underwritable Cash Flow" or "UCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

     "Underwriters" means Morgan Stanley & Co. Incorporated and Bear, Stearns &
Co. Inc.

     "Underwriting Agreement" means that agreement, dated as of the date of this prospectus supplement, entered into by the Depositor and the Underwriters.

     "Unpaid Interest" means, on any distribution date with respect to any class of interests or certificates (other than the Residual Certificates), the portion of Distributable Certificate Interest Amount for such class remaining unpaid as of the close of business on the preceding Distribution Date.

                                     S-207

     "WAC" - See "Weighted Average Net Mortgage Rate."

     "Water Street Plaza A/B Mortgage Loan" means the Water Street Plaza
Mortgage Loan and the Water Street Plaza B Note.

     "Water Street Plaza B Note" means, with respect to the Water Street Plaza
Mortgage Loan, the related B Note.

     "Water Street Plaza Change of Control Event" means, with respect to the
Water Street Plaza A/B Mortgage Loan, as of any date of determination if (a) (i)
the initial unpaid principal balance of the Water Street Plaza B Note minus (ii)
the sum of (x) any Scheduled Payments or prepayments of principal allocated to, and received on, the Water Street Plaza B Note, (y) any Appraisal Reduction
amount in effect as of such date of determination and allocable to the Water
Street Plaza B Note and (z) any realized losses allocated to the Water Street
Plaza B Note is less than (b) 25% of the difference between (x) the initial unpaid principal balance of the Water Street Plaza B Note and (y) any Scheduled
Payments or prepayments of principal allocated to, and received on, the Water
Street Plaza B Note.

     "Water Street Plaza Intercreditor Agreement" means the intercreditor agreement, between the initial holder of the Water Street Plaza Mortgage Loan and the initial holder of the Water Street Plaza B Note.

     "Water Street Plaza Mortgage Loan" means Mortgage Loan No. 78.

     "Weighted Average Net Mortgage Rate" or "WAC" means, for any Distribution
Date, the weighted average of the Net Mortgage Rates for the mortgage loans (in the case of the Monmouth Mall, the Net Mortgage Rate on the Monmouth Mall Loan
Pooled Component only) (in the case of each mortgage loan that is a Non-30/360
Loan, adjusted as described under the definition of Net Mortgage Rate), weighted on the basis of their respective Scheduled Principal Balances (in the case of the Monmouth Mall Loan, the Scheduled Principal Balance on the Monmouth Mall
Loan Pooled Component), as of the close of business on the preceding
Distribution Date.

     "Wells Fargo" means Wells Fargo Bank, National Association.

     "Workout Fee" means that fee, payable with respect to any Rehabilitated
Mortgage Loan, Serviced Companion Mortgage Loan or B Note, equal to 1.00% of the amount of each collection of interest (other than default interest and any
Excess Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan, Serviced Companion Mortgage Loan or B Note for so long as it remains a Rehabilitated Mortgage Loan.

     "Yield Maintenance Charge" means, with respect to any Distribution Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments. The method of calculation of any Prepayment Premium or Yield Maintenance Charge will vary for any mortgage loan as presented in "Appendix II - Certain Characteristics of the Mortgage Loans."

                                     S-208

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

MORTGAGE LOAN SELLERS
-------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
LOAN SELLER                                  MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Commercial Mortgage, Inc.                     28         615,177,762            44.7        5.210              96
Morgan Stanley Mortgage Capital Inc.                       31         337,739,030            24.5        5.146              95
Wells Fargo Bank, N.A.                                     42         264,716,227            19.2        5.641             127
Principal Commercial Funding, LLC                          20         158,359,539            11.5        5.737             118
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559           100.0%       5.338%            105
==================================================================================================================================

                                                         WEIGHTED        WEIGHTED     WEIGHTED
                                            WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                             AVERAGE         DSCR    CUT-OFF DATE      BALLOON
LOAN SELLER                                  DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
----------------------------------------------------------------------------------------------

Bear Stearns Commercial Mortgage, Inc.         2.14         2.04            57.2         53.5
Morgan Stanley Mortgage Capital Inc.           2.48         2.43            48.6         44.0
Wells Fargo Bank, N.A.                         1.93         1.79            59.0         50.9
Principal Commercial Funding, LLC              1.50         1.33            68.6         60.3
----------------------------------------------------------------------------------------------
TOTAL:                                         2.11X        2.01X           56.8%        51.5%
==============================================================================================

CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
CUT-OFF DATE BALANCE ($)                     MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                                               5           4,126,142            0.3        5.767              119
1,000,001 - 2,000,000                                      31          46,959,106            3.4        5.640              126
2,000,001 - 3,000,000                                      11          27,150,135            2.0        5.657              121
3,000,001 - 4,000,000                                      12          41,174,787            3.0        5.589              131
4,000,001 - 5,000,000                                      11          49,403,619            3.6        5.264              118
5,000,001 - 6,000,000                                       5          28,208,984            2.1        5.271              118
6,000,001 - 7,000,000                                       6          39,695,000            2.9        5.460              114
7,000,001 - 8,000,000                                       2          14,250,000            1.0        5.309              118
8,000,001 - 9,000,000                                       5          42,555,297            3.1        5.228              106
9,000,001 - 10,000,000                                      5          48,645,575            3.5        5.177              106
10,000,001 - 15,000,000                                     9         112,677,231            8.2        5.218              109
15,000,001 - 20,000,000                                     4          71,442,727            5.2        5.486              119
20,000,001 - 30,000,000                                     6         152,259,947           11.1        5.523              121
30,000,001 <=                                               9         697,444,007           50.7        5.271               92
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                                        WEIGHTED        WEIGHTED     WEIGHTED
                                           WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                            AVERAGE         DSCR    CUT-OFF DATE      BALLOON
CUT-OFF DATE BALANCE ($)                    DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
---------------------------------------------------------------------------------------------

1 - 1,000,000                                 2.41         2.37            38.4         33.6
1,000,001 - 2,000,000                         2.11         2.05            51.8         39.2
2,000,001 - 3,000,000                         1.80         1.71            63.3         52.4
3,000,001 - 4,000,000                         1.75         1.75            57.2         42.7
4,000,001 - 5,000,000                         1.95         1.92            51.3         45.0
5,000,001 - 6,000,000                         1.60         1.53            64.6         56.9
6,000,001 - 7,000,000                         1.71         1.48            67.1         60.1
7,000,001 - 8,000,000                         1.50         1.21            75.3         67.2
8,000,001 - 9,000,000                         2.81         2.81            44.7         40.8
9,000,001 - 10,000,000                        1.91         1.91            56.8         52.9
10,000,001 - 15,000,000                       3.50         3.42            51.7         48.1
15,000,001 - 20,000,000                       1.96         1.89            48.2         44.1
20,000,001 - 30,000,000                       2.14         1.96            56.3         49.9
30,000,001 <=                                 1.96         1.85            58.5         54.5
---------------------------------------------------------------------------------------------
TOTAL:                                        2.11X        2.01X           56.8%        51.5%
=============================================================================================

Minimum: $719,433
Maximum: $137,000,000
Weighted Average: $11,371,839

                                      I-1

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

STATES
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
STATE                                      MORTGAGED PROPERTIES        BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

California - Southern                                      29         144,830,023           10.5        5.308              109
California - Northern                                      20          67,143,988            4.9        5.271              118
Illinois                                                    4         187,557,194           13.6        5.275               81
New Jersey                                                  6         153,121,824           11.1        5.400              116
Texas                                                      26         138,476,872           10.1        5.589              112
Washington                                                  3         111,640,085            8.1        4.747               56
New York                                                    7          98,770,943            7.2        5.373              121
Florida                                                     9          72,680,852            5.3        5.342              115
West Virginia                                               1          52,000,000            3.8        5.750              117
Arizona                                                     6          39,480,202            2.9        5.388              118
North Carolina                                              3          30,712,188            2.2        5.887              119
Virginia                                                    9          30,231,968            2.2        5.494              118
Indiana                                                     4          30,004,045            2.2        5.388               94
Kentucky                                                    2          29,228,421            2.1        5.249              119
Colorado                                                    7          25,375,596            1.8        5.597              115
Georgia                                                     4          21,538,395            1.6        5.371              118
Ohio                                                        4          15,669,270            1.1        5.381              119
Massachusetts                                               1          13,650,000            1.0        4.950               60
Utah                                                        4          13,474,845            1.0        5.624              119
Pennsylvania                                                6          12,386,237            0.9        5.031              117
New Hampshire                                               1          11,389,549            0.8        5.300              107
Oregon                                                      3          11,317,458            0.8        5.412              119
Nebraska                                                    2          11,071,332            0.8        5.180              118
Wisconsin                                                   1           9,500,000            0.7        4.820              116
Maine                                                       1           8,379,250            0.6        4.790               59
Tennessee                                                   3           8,175,288            0.6        5.336              118
Minnesota                                                   3           6,853,776            0.5        5.442              117
Maryland                                                    1           6,000,000            0.4        5.481              117
South Carolina                                              1           3,832,784            0.3        5.336              118
Alabama                                                     1           3,196,782            0.2        5.336              118
Alaska                                                      2           2,626,394            0.2        5.759              117
Oklahoma                                                    1           2,429,541            0.2        5.336              118
Hawaii                                                      1           2,000,000            0.1        5.290              120
Michigan                                                    1           1,247,459            0.1        5.520              118
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    177      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                                     WEIGHTED        WEIGHTED     WEIGHTED
                                        WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                         AVERAGE         DSCR    CUT-OFF DATE      BALLOON
STATE                                    DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
------------------------------------------------------------------------------------------

California - Southern                      2.01         1.90            55.8         52.0
California - Northern                      2.01         1.98            56.3         47.4
Illinois                                   2.03         2.03            63.5         63.2
New Jersey                                 2.16         1.81            54.1         50.1
Texas                                      1.82         1.74            58.5         47.6
Washington                                 1.82         1.82            48.6         45.0
New York                                   4.06         4.06            39.3         38.3
Florida                                    2.70         2.37            52.2         46.5
West Virginia                              1.43         1.19            74.7         66.0
Arizona                                    1.64         1.50            58.8         50.7
North Carolina                             1.54         1.33            63.9         55.8
Virginia                                   1.82         1.75            56.7         46.7
Indiana                                    1.88         1.88            62.7         58.5
Kentucky                                   1.91         1.91            63.1         61.9
Colorado                                   2.29         2.05            51.7         45.8
Georgia                                    1.72         1.61            65.2         59.9
Ohio                                       1.78         1.78            56.6         46.5
Massachusetts                              2.12         2.12            56.9         56.9
Utah                                       1.52         1.52            66.0         53.7
Pennsylvania                               2.33         2.33            46.0         33.3
New Hampshire                              1.72         1.72            59.6         49.8
Oregon                                     1.84         1.84            53.1         46.8
Nebraska                                   1.23         1.23            74.1         61.6
Wisconsin                                  2.03         2.03            64.6         64.6
Maine                                      2.28         2.28            52.6         52.6
Tennessee                                  1.97         1.97            58.3         44.4
Minnesota                                  1.60         1.60            63.0         45.8
Maryland                                   1.91         1.91            63.8         63.8
South Carolina                             1.97         1.97            58.3         44.4
Alabama                                    1.97         1.97            58.3         44.4
Alaska                                     1.40         1.40            71.3         50.3
Oklahoma                                   1.97         1.97            58.3         44.4
Hawaii                                     1.88         1.88            54.1         37.6
Michigan                                   1.49         1.49            64.0         53.7
------------------------------------------------------------------------------------------
TOTAL:                                     2.11X        2.01X           56.8%        51.5%
==========================================================================================

                                      I-2

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

PROPERTY TYPES
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
PROPERTY TYPE                              MORTGAGED PROPERTIES        BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

Retail
     Anchored                                              45         553,184,789           40.2        5.287               99
     Shadow Anchored                                       14          53,659,461            3.9        5.373              107
     Unanchored                                            17          50,589,629            3.7        5.465              118
     Free-Standing                                          6          13,565,179            1.0        5.597              118
     Big Box                                                1           5,943,942            0.4        5.180              119
----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                        83        $676,943,000           49.2%       5.313%             101
                                         -----------------------------------------------------------------------------------------
Office
     Suburban                                              18         277,102,087           20.1        5.303              100
     Urban                                                  6          60,448,157            4.4        5.407               97
     Medical                                                4           7,989,755            0.6        5.688              128
----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                        28        $345,539,999           25.1%       5.330%             100
                                         -----------------------------------------------------------------------------------------
Hospitality
     Extended Stay                                         30          99,678,203            7.2        5.336              118
     Full Service                                           3          77,125,000            5.6        5.506               89
     Limited Service                                        1           3,000,000            0.2        5.680              119
----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                        34        $179,803,203           13.1%       5.414%             105
                                         -----------------------------------------------------------------------------------------
Multifamily
     Mid-Rise                                               3          59,181,616            4.3        5.356              118
     Garden                                                 6          33,603,880            2.4        5.366              125
     High-Rise                                              1          14,000,000            1.0        5.080              175
     Low-Rise                                               1           4,620,200            0.3        5.100              119
----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                        11        $111,405,696            8.1%       5.314%             128
                                         -----------------------------------------------------------------------------------------
Industrial
     Warehouse                                              5          20,534,878            1.5        5.186              117
     Light                                                  5          10,622,960            0.8        5.661              118
     Flex                                                   1           3,190,433            0.2        5.460              118
----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                        11         $34,348,270            2.5%       5.359%             118
                                         -----------------------------------------------------------------------------------------
Self Storage
     Self Storage                                           8          25,443,029            1.8        5.607              121
----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                         8         $25,443,029            1.8%       5.607%             121
                                         -----------------------------------------------------------------------------------------
Mixed Use
     Retail/Office                                          1           1,750,000            0.1        5.520              116
----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                         1          $1,750,000            0.1%       5.520%             116
                                         -----------------------------------------------------------------------------------------
Other
     Leased Fee                                             1             759,362            0.1        5.950              119
----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                         1            $759,362            0.1%       5.950%             119
                                         -----------------------------------------------------------------------------------------
TOTAL:                                                    177      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                             WEIGHTED        WEIGHTED     WEIGHTED
                                WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                 AVERAGE         DSCR    CUT-OFF DATE      BALLOON
PROPERTY TYPE                    DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
----------------------------------------------------------------------------------

Retail
     Anchored                      1.91         1.76            58.6         54.7
     Shadow Anchored               2.03         1.89            59.1         52.4
     Unanchored                    1.77         1.77            57.3         46.0
     Free-Standing                 1.99         1.87            54.3         48.2
     Big Box                       1.21         1.21            78.2         64.9
----------------------------------------------------------------------------------
          SUBTOTAL:                1.91X        1.77X           58.6%        53.8%
                               ---------------------------------------------------
Office
     Suburban                      1.93         1.89            58.6         54.2
     Urban                         2.05         2.02            58.7         57.2
     Medical                       1.61         1.61            61.5         49.1
----------------------------------------------------------------------------------
          SUBTOTAL:                1.95X        1.91X           58.7%        54.6%
                               ---------------------------------------------------
Hospitality
     Extended Stay                 1.97         1.97            58.3         44.4
     Full Service                  2.64         2.22            51.7         49.3
     Limited Service               2.83         2.34            37.5         35.0
----------------------------------------------------------------------------------
          SUBTOTAL:                2.27X        2.09X           55.1%        46.4%
                               ---------------------------------------------------
Multifamily
     Mid-Rise                      2.60         2.60            38.8         38.1
     Garden                        1.66         1.66            62.4         51.6
     High-Rise                    13.94        13.94             6.8          6.8
     Low-Rise                      1.65         1.65            49.9         41.3
----------------------------------------------------------------------------------
          SUBTOTAL:                3.70X        3.70X           42.4%        38.4%
                               ---------------------------------------------------
Industrial
     Warehouse                     2.22         2.22            51.3         45.7
     Light                         1.38         1.38            68.9         54.5
     Flex                          1.29         1.29            74.0         56.6
----------------------------------------------------------------------------------
          SUBTOTAL:                1.87X        1.87X           58.9%        49.4%
                               ---------------------------------------------------
Self Storage
     Self Storage                  2.00         1.92            53.5         43.3
----------------------------------------------------------------------------------
          SUBTOTAL:                2.00X        1.92X           53.5%        43.3%
                               ---------------------------------------------------
Mixed Use
     Retail/Office                 1.58         1.30            53.9         46.8
----------------------------------------------------------------------------------
          SUBTOTAL:                1.58X        1.30X           53.9%        46.8%
                               ---------------------------------------------------
Other
     Leased Fee                    1.41         1.41            41.8         35.5
----------------------------------------------------------------------------------
          SUBTOTAL:                1.41X        1.41X           41.8%        35.5%
                               ---------------------------------------------------
TOTAL:                             2.11x        2.01x           56.8%        51.5%
==================================================================================

                                      I-3

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

MORTGAGE RATES
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
MORTGAGE RATE (%)                            MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                                              15         391,222,271           28.4        4.869               71
5.001 - 5.500                                              48         581,710,201           42.3        5.334              117
5.501 - 6.000                                              48         356,542,057           25.9        5.744              113
6.001 - 6.500                                               9          45,246,494            3.3        6.202              172
6.501 - 7.000                                               1           1,271,536            0.1        6.650              118
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                                        WEIGHTED        WEIGHTED     WEIGHTED
                                           WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                            AVERAGE         DSCR    CUT-OFF DATE      BALLOON
MORTGAGE RATE (%)                           DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
---------------------------------------------------------------------------------------------

4.501 - 5.000                                 2.21         2.21            53.1         51.6
5.001 - 5.500                                 2.33         2.17            55.0         49.1
5.501 - 6.000                                 1.71         1.58            63.6         57.3
6.001 - 6.500                                 1.47         1.45            57.1         36.1
6.501 - 7.000                                 4.62         4.62            22.3         19.3
---------------------------------------------------------------------------------------------
TOTAL:                                        2.11X        2.01X           56.8%        51.5%
=============================================================================================

Minimum: 4.714%
Maximum: 6.650%
Weighted Average: 5.338%

ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
ORIGINAL TERM TO STATED MATURITY (MOS.)      MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

1 - 60                                                      8         294,525,647           21.4        5.001               57
61 - 120                                                  104       1,027,506,560           74.7        5.409              113
121 - 180                                                   4          19,173,955            1.4        5.267              171
181 - 240                                                   5          34,786,397            2.5        6.126              210
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                                         WEIGHTED        WEIGHTED     WEIGHTED
                                            WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                             AVERAGE         DSCR    CUT-OFF DATE      BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)      DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
----------------------------------------------------------------------------------------------

1 - 60                                         2.01         1.97            55.7          54.1
61 - 120                                       2.00         1.87            57.9          52.4
121 - 180                                     10.64        10.64            20.3          12.3
181 - 240                                      1.42         1.42            51.3          22.0
----------------------------------------------------------------------------------------------
TOTAL:                                         2.11X        2.01X           56.8%        51.5%
==============================================================================================

Minimum: 60 mos.
Maximum: 240 mos.
Weighted Average: 107 mos.

REMAINING TERMS TO STATED MATURITY
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
REMAINING TERM TO STATED MATURITY (MOS.)     MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
---------------------------------------------------------------------------------------------------------------------------------

1 - 60                                                      8         294,525,647           21.4        5.001               57
61 - 120                                                  104       1,027,506,560           74.7        5.409              113
121 - 180                                                   4          19,173,955            1.4        5.267              171
181 - 240                                                   5          34,786,397            2.5        6.126              210
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
=================================================================================================================================

                                                           WEIGHTED        WEIGHTED     WEIGHTED
                                              WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                               AVERAGE         DSCR    CUT-OFF DATE      BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)       DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------

1 - 60                                           2.01         1.97            55.7         54.1
61 - 120                                         2.00         1.87            57.9         52.4
121 - 180                                       10.64        10.64            20.3         12.3
181 - 240                                        1.42         1.42            51.3         22.0
------------------------------------------------------------------------------------------------
TOTAL:                                           2.11X        2.01X           56.8%        51.5%
================================================================================================

Minimum: 54 mos.
Maximum: 239 mos.
Weighted Average: 105 mos.

                                      I-4

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
ORIGINAL AMORTIZATION TERM (MOS.)            MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
---------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                              30         503,132,970           36.6        5.224               94
181 - 240                                                   3           7,304,000            0.5        5.157              117
241 - 300                                                  17         161,875,981           11.8        5.534              132
301 - 360                                                  64         677,321,808           49.2        5.380              103
401 >=                                                      1          15,480,171            1.1        4.860              117
---------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                 115      $1,365,114,930           99.2%       5.334%             104
=================================================================================================================================

FULLY AMORTIZING LOANS
    121 - 180                                               2           2,621,180            0.2        5.749              179
    181 - 240                                               4           8,256,449            0.6        5.886              236
---------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                   6         $10,877,629            0.8%       5.853%             222
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
=================================================================================================================================

                                                          WEIGHTED        WEIGHTED     WEIGHTED
                                             WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                              AVERAGE         DSCR    CUT-OFF DATE      BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)             DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
-----------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                   2.41         2.41            57.3         57.3
181 - 240                                       1.62         1.62            56.6         36.5
241 - 300                                       1.82         1.82            58.2         42.2
301 - 360                                       1.94         1.73            57.0         51.0
401 >=                                          3.35         3.35            24.9         23.2
-----------------------------------------------------------------------------------------------
SUBTOTAL:                                       2.11X        2.01X           56.9%        51.9%
===============================================================================================

FULLY AMORTIZING LOANS
    121 - 180                                   2.12         2.12            37.6          0.8
    181 - 240                                   1.47         1.47            42.5          1.3
-----------------------------------------------------------------------------------------------
SUBTOTAL:                                       1.62X        1.62X           41.3%         1.1%
-----------------------------------------------------------------------------------------------
TOTAL:                                          2.11x        2.01x           56.8%        51.5%
===============================================================================================

Minimum: 180 mos.
Maximum: 540 mos.
Weighted Average:  349 mos.

REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
REMAINING AMORTIZATION TERM (MOS.)           MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

BALLOON
    Interest Only                                          30         503,132,970           36.6        5.224               94
    181 - 240                                               3           7,304,000            0.5        5.157              117
    241 - 300                                              17         161,875,981           11.8        5.534              132
    301 - 360                                              64         677,321,808           49.2        5.380              103
    361 >=                                                  1          15,480,171            1.1        4.860              117
----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                 115      $1,365,114,930           99.2%       5.334%             104

FULLY AMORTIZING LOANS
    121 - 180                                               2           2,621,180            0.2        5.749              179
    181 - 240                                               4           8,256,449            0.6        5.886              236
----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                   6         $10,877,629            0.8%       5.853%             222
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                                         WEIGHTED        WEIGHTED     WEIGHTED
                                            WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                             AVERAGE         DSCR    CUT-OFF DATE      BALLOON
REMAINING AMORTIZATION TERM (MOS.)           DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
----------------------------------------------------------------------------------------------

BALLOON
    Interest Only                              2.41         2.41            57.3         57.3
    181 - 240                                  1.62         1.62            56.6         36.5
    241 - 300                                  1.82         1.82            58.2         42.2
    301 - 360                                  1.94         1.73            57.0         51.0
    361 >=                                     3.35         3.35            24.9         23.2
----------------------------------------------------------------------------------------------
SUBTOTAL:                                      2.11X        2.01X           56.9%        51.9%

FULLY AMORTIZING LOANS
    121 - 180                                  2.12         2.12            37.6          0.8
    181 - 240                                  1.47         1.47            42.5          1.3
----------------------------------------------------------------------------------------------
SUBTOTAL:                                      1.62X        1.62X           41.3%         1.1%
----------------------------------------------------------------------------------------------
TOTAL:                                         2.11x        2.01x           56.8%        51.5%
==============================================================================================

Minimum: 179 mos.
Maximum: 537 mos.
Weighted Average:  347 mos.

                                      I-5

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
DEBT SERVICE COVERAGE RATIO (X)              MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

<= 1.20                                                     1           6,040,000            0.4        5.860              120
1.21 - 1.30                                                 6          21,861,314            1.6        5.346              118
1.31 - 1.40                                                17          68,006,669            4.9        5.905              152
1.41 - 1.50                                                13         145,349,533           10.6        5.616              117
1.51 - 1.60                                                12         145,893,680           10.6        5.698              122
1.61 - 1.70                                                 5          25,098,639            1.8        5.378              118
1.71 - 1.80                                                 9          59,722,327            4.3        5.485              117
1.81 <=                                                    58         904,020,397           65.7        5.178               95
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                                       WEIGHTED        WEIGHTED     WEIGHTED
                                          WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                           AVERAGE         DSCR    CUT-OFF DATE      BALLOON
DEBT SERVICE COVERAGE RATIO (X)            DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------

<= 1.20                                      1.20         1.20            76.5         64.7
1.21 - 1.30                                  1.25         1.25            73.5         59.0
1.31 - 1.40                                  1.38         1.38            61.9         42.9
1.41 - 1.50                                  1.44         1.34            65.7         59.9
1.51 - 1.60                                  1.55         1.49            65.7         60.1
1.61 - 1.70                                  1.64         1.60            61.3         55.4
1.71 - 1.80                                  1.76         1.56            57.6         49.2
1.81 <=                                      2.43         2.31            52.8         49.1
--------------------------------------------------------------------------------------------
TOTAL:                                       2.11X        2.01X           56.8%        51.5%
============================================================================================

Minimum: 1.20x
Maximum: 13.94x
Weighted Average: 2.11x

--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
DEBT SERVICE COVERAGE RATIO POST IO (X)      MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

<= 1.20                                                     3          65,090,000            4.7        5.688              117
1.21 - 1.30                                                 9          57,661,314            4.2        5.651              118
1.31 - 1.40                                                19          77,181,669            5.6        5.852              148
1.41 - 1.50                                                16         124,249,533            9.0        5.575              117
1.51 - 1.60                                                12         165,918,680           12.1        5.618              108
1.61 - 1.70                                                 6          39,923,639            2.9        5.412              116
1.71 - 1.80                                                 6         158,722,327           11.5        5.424              116
1.81 >=                                                    50         687,245,397           49.9        5.086               91
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                                          WEIGHTED        WEIGHTED     WEIGHTED
                                             WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                              AVERAGE         DSCR    CUT-OFF DATE      BALLOON
DEBT SERVICE COVERAGE RATIO POST IO (X)       DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
-----------------------------------------------------------------------------------------------

<= 1.20                                         1.41         1.19            74.4         65.5
1.21 - 1.30                                     1.42         1.26            69.5         59.4
1.31 - 1.40                                     1.42         1.38            63.4         45.4
1.41 - 1.50                                     1.55         1.45            58.6         53.8
1.51 - 1.60                                     1.66         1.55            64.4         60.0
1.61 - 1.70                                     1.81         1.65            56.7         51.5
1.71 - 1.80                                     2.09         1.75            55.2         50.4
1.81 >=                                         2.54         2.51            51.4         47.9
-----------------------------------------------------------------------------------------------
TOTAL:                                          2.11X        2.01X           56.8%        51.5%
===============================================================================================

Minimum: 1.18x
Maximum: 13.94x
Weighted Average: 2.01x

                                      I-6

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
LOAN-TO-VALUE RATIO (%)                      MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

<= 20.0                                                     3          23,701,445            1.7        5.324              150
20.1 - 30.0                                                 5          20,171,941            1.5        5.110              121
30.1 - 40.0                                                 8          27,431,134            2.0        5.514              145
40.1 - 50.0                                                27         250,861,290           18.2        5.072               90
50.1 - 60.0                                                30         636,101,491           46.2        5.283              102
60.1 - 70.0                                                27         223,292,274           16.2        5.501              106
70.1 - 80.0                                                21         194,432,984           14.1        5.674              115
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
==================================================================================================================================

                                                  WEIGHTED        WEIGHTED     WEIGHTED
                                     WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                      AVERAGE         DSCR    CUT-OFF DATE      BALLOON
LOAN-TO-VALUE RATIO (%)               DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
---------------------------------------------------------------------------------------

<= 20.0                                10.74        10.74             9.5          8.8
20.1 - 30.0                             3.50         3.44            24.6         21.4
30.1 - 40.0                             2.36         2.31            36.0         26.0
40.1 - 50.0                             2.16         2.06            47.7         43.5
50.1 - 60.0                             2.06         1.96            56.0         50.5
60.1 - 70.0                             1.68         1.55            63.9         59.2
70.1 - 80.0                             1.46         1.36            74.7         67.8
---------------------------------------------------------------------------------------
TOTAL:                                  2.11X        2.01X           56.8%        51.5%
=======================================================================================

Minimum: 6.8%
Maximum: 80.0%
Weighted Average: 56.8%

BALLOON LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                                                       PERCENT BY     WEIGHTED        WEIGHTED
                                                                        AGGREGATE       AGGREGATE      AVERAGE         AVERAGE
                                               NUMBER OF             CUT-OFF DATE    CUT-OFF DATE     MORTGAGE       REMAINING
BALLOON LOAN-TO-VALUE RATIO (%)              MORTGAGE LOANS            BALANCE ($)     BALANCE (%)     RATE (%)     TERM (MOS.)
---------------------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                                  7          24,877,629            1.8        5.418              196
10.1 - 20.0                                                 3          10,972,980            0.8        5.788              115
20.1 - 30.0                                                 7          53,439,955            3.9        5.605              159
30.1 - 40.0                                                15          36,861,613            2.7        5.407              118
40.1 - 50.0                                                31         406,456,004           29.5        5.196              101
50.1 - 60.0                                                37         582,447,807           42.3        5.280               93
60.1 - 70.0                                                18         184,836,572           13.4        5.511              116
70.1 - 80.0                                                 3          76,100,000            5.5        5.800              112
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    121      $1,375,992,559          100.0%       5.338%             105
=================================================================================================================================

                                                         WEIGHTED        WEIGHTED     WEIGHTED
                                            WEIGHTED      AVERAGE         AVERAGE      AVERAGE
                                             AVERAGE         DSCR    CUT-OFF DATE      BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)              DSCR (X)  POST IO (X)         LTV (%)      LTV (%)
----------------------------------------------------------------------------------------------

0.0 - 10.0                                     8.55         8.55            21.9          4.3
10.1 - 20.0                                    5.95         5.95            14.4         12.5
20.1 - 30.0                                    2.19         2.17            41.7         26.6
30.1 - 40.0                                    2.54         2.49            40.8         35.5
40.1 - 50.0                                    2.03         1.94            51.9         44.6
50.1 - 60.0                                    2.02         1.89            58.3         55.2
60.1 - 70.0                                    1.59         1.47            69.5         64.3
70.1 - 80.0                                    1.53         1.50            75.4         74.6
----------------------------------------------------------------------------------------------
TOTAL:                                         2.11X        2.01X           56.8%        51.5%
==============================================================================================

Minimum: 0.5%
Maximum: 75.2%
Weighted Average: 51.5%

                                      I-7

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                JAN-06              JAN-07                JAN-08               JAN-09               JAN-10
----------------------------------------------------------------------------------------------------------------------------------

Locked Out                             98.52%              98.52%                88.45%               64.17%               56.48%
Greater of YM and 2.00%                 0.69%               0.69%                 0.70%                0.70%                0.71%
Greater of YM and 1.00%                 0.79%               0.78%                10.50%               34.79%               34.91%
Yield Maintenance                       0.00%               0.00%                 0.35%                0.34%                0.34%
----------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance Total                 1.48%               1.48%                11.55%               35.83%               35.96%
----------------------------------------------------------------------------------------------------------------------------------
Open                                    0.00%               0.00%                 0.00%                0.00%                7.56%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%             100.00%               100.00%              100.00%              100.00%
----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $1,375,992,559      $1,368,380,186        $1,359,614,480       $1,349,136,294       $1,337,646,358
% Initial Pool Balance                100.00%              99.45%                98.81%               98.05%               97.21%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                JAN-11              JAN-12                JAN-13               JAN-14               JAN-15
----------------------------------------------------------------------------------------------------------------------------------

Locked Out                             71.79%              73.18%                80.68%               71.48%               70.57%
Greater of YM and 2.00%                 0.00%               0.00%                 0.00%                0.00%                0.00%
Greater of YM and 1.00%                27.79%              26.39%                18.86%               28.07%               27.14%
Yield Maintenance                       0.42%               0.42%                 0.46%                0.45%                0.45%
----------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance Total                28.21%              26.82%                19.32%               28.52%               27.59%
----------------------------------------------------------------------------------------------------------------------------------
Open                                    0.00%               0.00%                 0.00%                0.00%                1.84%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%             100.00%               100.00%              100.00%              100.00%
----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $1,040,616,192      $1,006,385,186          $899,164,845         $884,888,615         $860,328,142
% Initial Pool Balance                 75.63%              73.14%                65.35%               64.31%               62.52%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                 JAN-16              JAN-17                JAN-18               JAN-19               JAN-20
----------------------------------------------------------------------------------------------------------------------------------

Locked Out                              61.62%              60.65%                62.33%               60.96%               59.37%
Greater of YM and 2.00%                  0.00%               0.00%                 0.00%                0.00%                0.00%
Greater of YM and 1.00%                 38.38%              39.35%                37.67%               39.04%                0.37%
Yield Maintenance                        0.00%               0.00%                 0.00%                0.00%                0.00%
----------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance Total                 38.38%              39.35%                37.67%               39.04%                0.37%
----------------------------------------------------------------------------------------------------------------------------------
Open                                     0.00%               0.00%                 0.00%                0.00%               40.26%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%             100.00%               100.00%              100.00%              100.00%
----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $43,002,512         $41,497,064           $38,103,594          $36,488,768          $34,772,091
% Initial Pool Balance                    3.13%               3.02%                 2.77%                2.65%                2.53%
----------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.
(2) See Appendix II of the Prospectus Supplement for a description of the Yield
    Maintenance.
(3) DEF/YM1 loans have been modeled as Yield Maintenance.

                                      I-8

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------------------
  MORTGAGE       CMSA          CMSA           MORTGAGE
  LOAN NO.     LOAN NO.    PROPERTY NO.    LOAN SELLER(1)   PROPERTY NAME(2)
---------------------------------------------------------------------------------------------------------------------------

      1            1           1-001            BSCMI       Monmouth Mall
      2            2           2-001            MSMC        Alderwood Mall
      3            3           3-001            BSCMI       SBC - Hoffman Estates
                   4                            BSCMI       InTown Suites Portfolio Roll-up (I)
      4                        4-001            BSCMI       InTown Suites Portfolio - Commercial Blvd (I)
      5                        4-002            BSCMI       InTown Suites Portfolio - Midlothian (I)
      6                        4-003            BSCMI       InTown Suites Portfolio - Orlando South (I)
      7                        4-004            BSCMI       InTown Suites Portfolio - Newport News (I)
      8                        4-005            BSCMI       InTown Suites Portfolio - Downers Grove (I)
      9                        4-006            BSCMI       InTown Suites Portfolio - Blanding Blvd (I)
     10                        4-007            BSCMI       InTown Suites Portfolio - San Pedro (I)
     11                        4-008            BSCMI       InTown Suites Portfolio - North Charleston (I)
     12                        4-009            BSCMI       InTown Suites Portfolio - Midvale (I)
     13                        4-010            BSCMI       InTown Suites Portfolio - Greenwood (I)
     14                        4-011            BSCMI       InTown Suites Portfolio - Burnsville (I)
     15                        4-012            BSCMI       InTown Suites Portfolio - Southpark (I)
     16                        4-013            BSCMI       InTown Suites Portfolio - Conyers (I)
     17                        4-014            BSCMI       InTown Suites Portfolio - Aurora (I)
     18                        4-015            BSCMI       InTown Suites Portfolio - Bellevue (I)
     19                        4-016            BSCMI       InTown Suites Portfolio - Lamar Blvd (I)
     20                        4-017            BSCMI       InTown Suites Portfolio - West Oaks (I)
     21                        4-018            BSCMI       InTown Suites Portfolio - Trinity Mills (I)
     22                        4-019            BSCMI       InTown Suites Portfolio - Independence Blvd (I)
     23                        4-020            BSCMI       InTown Suites Portfolio - Stuebner Airline (I)
     24                        4-021            BSCMI       InTown Suites Portfolio - Louisville South (I)
     25                        4-022            BSCMI       InTown Suites Portfolio - Hickory Hill (I)
     26                        4-023            BSCMI       InTown Suites Portfolio - Colerain (I)
     27                        4-024            BSCMI       InTown Suites Portfolio - Lee Highway (I)
     28                        4-025            BSCMI       InTown Suites Portfolio - McDowell Road (I)
     29                        4-026            BSCMI       InTown Suites Portfolio - Edmond (I)
     30                        4-027            BSCMI       InTown Suites Portfolio - Leon Valley (I)
     31                        4-028            BSCMI       InTown Suites Portfolio - Rufe Snow (I)
     32                        4-029            BSCMI       InTown Suites Portfolio - Mills Road (I)
     33                        4-030            BSCMI       InTown Suites Portfolio - Arlington South (I)
                   5                            BSCMI       Mervyns - Roll-up (II)
     34                        5-001            BSCMI       Mervyns - Carmel Mountain Plaza (II)
     35                        5-002            BSCMI       Mervyns - Escondido (II)
     36                        5-003            BSCMI       Mervyns - Oceanside (II)
     37                        5-004            BSCMI       Mervyns - Sun Valley (II)
     38                        5-005            BSCMI       Mervyns - Manteca (II)
     39                        5-006            BSCMI       Mervyns - Elk Grove (II)
     40                        5-007            BSCMI       Mervyns - Roseville (II)
     41                        5-008            BSCMI       Mervyns - Highland (II)
     42                        5-009            BSCMI       Mervyns - Fontana (II)
     43                        5-010            BSCMI       Mervyns - Vacaville (II)
     44                        5-011            BSCMI       Mervyns - Morgan Hill (II)
     45                        5-012            BSCMI       Mervyns - Moreno Valley (II)
     46                        5-013            BSCMI       Mervyns - Temecula (II)
     47                        5-014            BSCMI       Mervyns - McAllen (II)
     48                        5-015            BSCMI       Mervyns - Arbor Faire (II)
     49                        5-016            BSCMI       Mervyns - Redlands (II)
     50                        5-017            BSCMI       Mervyns - Rancho Cucamonga (II)
     51                        5-018            BSCMI       Mervyns - Ventura (II)
     52                        5-019            BSCMI       Mervyns - Yarbrough (II)
     53                        5-020            BSCMI       Mervyns - East Hills (II)
     54                        5-021            BSCMI       Mervyns - Point West (II)
     55                        5-022            BSCMI       Mervyns - Hanford (II)
     56                        5-023            BSCMI       Mervyns - Lodi (II)
     57                        5-024            BSCMI       Mervyns - Turlock (II)
     58                        5-025            BSCMI       Mervyns - Ridgecrest (II)
     59            6           6-001             WFB        Eastland Mall
     60            7           7-001             PCF        University Town Centre
     61            8           8-001            MSMC        Driskill Hotel
     62            9           9-001            MSMC        Plaza East
     63           10          10-001             WFB        West Palm Beach Marriott
     64           11          11-001             PCF        Southridge Shopping Center
     65           12          12-001            BSCMI       Anthem Health
     66           13          13-001             WFB        Huntsman R&D Facility
     67           14          14-001            BSCMI       ACE Hardware Headquarters
     68           15          15-001            BSCMI       Wells Fargo Indiana Center
     69           16          16-001             PCF        1757 Tapo Canyon Road
     70           17          17-001            MSMC        Scottsdale Executive Office Center
     71           18          18-001             WFB        Northgate Plaza
     72           19          19-001            MSMC        Hampton Court Coop
     73           20          20-001            MSMC        45 East 89th Street Condop
     74           21          21-001             WFB        University Office Park - Sacramento
     75           22          22-001            BSCMI       Seekonk Power Center
     76           23          23-001            BSCMI       Southpark Meadows Shopping Center
     77           24          24-001            BSCMI       8-12 West 14th Street
     78           25          25-001             PCF        Water Street Plaza
     79           26          26-001             WFB        Kearny Office Park
     80           27          27-001             WFB        Sunnyhurst Apartments
     81           28          28-001            BSCMI       Publix at Cobb Parkway
     82           29          29-001            MSMC        Howard Johnson Plaza Resort
     83           30          30-001            MSMC        The Commons at Deerbrook
     84           31          31-001            MSMC        Pismo Coast Plaza
     85           32          32-001            MSMC        Stone Creek Apartments
     86           33          33-001            BSCMI       Timekeeper Building
     87           34          34-001            BSCMI       Pacific Concourse III
     88           35          35-001            BSCMI       Sugarcreek Plaza II
     89           36          36-001            MSMC        Rego Park Gardens - Coop
     90           37          37-001            BSCMI       Broadway Center
     91           38          38-001            MSMC        717 Nogales Industrial Building
     92           39          39-001             PCF        Causeway Shoppes
     93           40          40-001            BSCMI       Lindsay Square
     94           41          41-001             WFB        Valencia Shopping Center
     95           42          42-001            BSCMI       Lankershim Office Park
     96           43          43-001            MSMC        Greenway Promenade
     97           44          44-001             PCF        Crossroads Pointe Shopping Center
     98           45          45-001            BSCMI       Heather Island Plaza
     99           46          46-001             PCF        Garden View Apartments
     100          47          47-001            BSCMI       Fairview Center
     101          48          48-001             WFB        Grand Corners - Kohl's
     102          49          49-001             WFB        Laguna Self Storage
     103          50          50-001             WFB        Spyglass Self Storage
     104          51          51-001            MSMC        Shoppes at Lakeside
                  52                            MSMC        Pittsburgh Retail Portfolio - Roll-up (III)
     105                      52-001            MSMC        Pittsburgh Retail Portfolio - Shaler Plaza (III)
     106                      52-002            MSMC        Pittsburgh Retail Portfolio - Murrysview Shoppes (III)
     107                      52-003            MSMC        Pittsburgh Retail Portfolio - Crafton Shoppes (III)
     108          53          53-001            BSCMI       1660 Olympic Blvd.
     109          54          54-001            MSMC        1871 The Alameda
     110          55          55-001             WFB        The Ridge at Mountain Park Apartments
                  56                             WFB        Harrisonburg & Charlottesville Retail - Roll-up (IV)
     111                      56-001             WFB        Harrisonburg & Charlottesville Retail - Charlottesville (IV)
     112                      56-002             WFB        Harrisonburg & Charlottesville Retail - Harrisonburg (IV)
     113          57          57-001            MSMC        Progress Square
     114          58          58-001            BSCMI       9101 Tonnelle Avenue
     115          59          59-001             WFB        DeSerpa - Berkshire Center
     116          60          60-001             WFB        24-Hour Fitness Ladera Ranch
     117          61          61-001            BSCMI       150 Sylvan Avenue
     118          62          62-001             PCF        Lynnhaven Shopping Center
     119          63          63-001             PCF        Fishers Medical Arts Building
     120          64          64-001             WFB        Security Public Storage - Chula Vista
     121          65          65-001             WFB        Security Public Storage - San Francisco
     122          66          66-001            BSCMI       140 Le Grand Avenue
     123          67          67-001             PCF        18-20 Evergreen Place & 915 Long Island Avenue
     124          68          68-001            MSMC        Carlisle Commerce Center
     125          69          69-001            BSCMI       Vermillion Square
     126          70          70-001             PCF        Huebner Road Business Park
     127          71          71-001             WFB        Amberwood Garden Apartments
     128          72          72-001             WFB        Drexel Heritage
     129          73          73-001             WFB        Coronado Square
     130          74          74-001            MSMC        Tuscan Plaza
     131          75          75-001             WFB        Del Mar Inn
     132          76          76-001             PCF        3801, 3803 & 3807 South Seventh Street
     133          77          77-001            MSMC        The Ravines Shopping Center
     134          78          78-001            BSCMI       CVS - Arcadia
     135          79          79-001            MSMC        2633 McKinney Avenue
     136          80          80-001             WFB        DeSerpa - North Academy Offices (A)
     137          81          81-001             WFB        DeSerpa - The Goddard School (A)
     138          82          82-001            BSCMI       10 Fairway Court
     139          83          83-001            MSMC        Crystal Creek Village Shopping Center
     140          84          84-001             WFB        Mill Pond Forest Apartments
     141          85          85-001            BSCMI       CVS - Rockwall
     142          86          86-001             WFB        Salem Mini Storage
     143          87          87-001             WFB        Plaza 115
     144          88          88-001             WFB        Rite Aid Centralia
     145          89          89-001            MSMC        Palani Court
     146          90          90-001             PCF        12971 Fair Lakes Center
     147          91          91-001             WFB        Pohl Inc. America
     148          92          92-001            BSCMI       Walgreens - Pt. Neches
     149          93          93-001             PCF        University Shoppes II
     150          94          94-001            MSMC        Coldwater Creek Plaza-Pad #4
     151          95          95-001             WFB        HH Gregg - Anderson
     152          96          96-001            MSMC        Chinook Office Retail Building
     153          97          97-001             WFB        4510 E. Thousand Oaks Building
     154          98          98-001             WFB        DeSerpa - Gabilan Business Center
     155          99          99-001            MSMC        Towne Storage - Saratoga
     156          100         100-001            WFB        Greenbrier Shoppes
     157          101         101-001            PCF        1380 Tuscany Drive
     158          102         102-001            WFB        A Street Building
     159          103         103-001            WFB        Ken Caryl Plaza
     160          104         104-001           MSMC        323 New Albany Road
     161          105         105-001            PCF        Gessner Self Storage
     162          106         106-001            WFB        Lakeville Business Center III
     163          107         107-001           MSMC        1717 Woodstead Court Office Building
     164          108         108-001           MSMC        Alcove Shopping Center
     165          109         109-001            WFB        Security Public Storage - Hayward
     166          110         110-001            WFB        The Preserve at Mallard Pond - Buildings 3 and 6
     167          111         111-001            WFB        South Drive
     168          112         112-001            PCF        1515 South Cannon Boulevard
     169          113         113-001            WFB        Pointe Place Medical Center
     170          114         114-001            WFB        Virginia Plaza Shopping Center
     171          115         115-001           MSMC        Bank of America - Fairfield
     172          116         116-001            WFB        Eagle-FMC
     173          117         117-001           MSMC        Bachman Corner Shopping Center
     174          118         118-001            WFB        7582-7586 Broadway
     175          119         119-001            PCF        1943 East 17th Street
     176          120         120-001            PCF        Pointe North Shopping Center
     177          121         121-001            PCF        6380 Hypoluxo Road

                                                            TOTALS AND WEIGHTED AVERAGES:

---------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE
  LOAN NO.    STREET ADDRESS                                                        CITY                    STATE     ZIP CODE
---------------------------------------------------------------------------------------------------------------------------------

      1       180 Route 35                                                          Eatontown                 NJ       07724
      2       3000 184th Street SW Interstate 5                                     Lynnwood                  WA       98037
      3       2000 West SBC Center Drive                                            Hoffman Estates           IL       60195

      4       8191 Commercial Boulevard                                             Tamarac                   FL       33351
      5       11551 Green Spring Road                                               Richmond                  VA       23235
      6       1951 Central Florida Parkway                                          Orlando                   FL       32837
      7       11931 Jefferson Avenue                                                Newport News              VA       23606
      8       2540 Ogden Avenue                                                     Downers Grove             IL       60515
      9       422 Blanding Boulevard                                                Orange Park               FL       32065
     10       6923 San Pedro Avenue                                                 San Antonio               TX       78216
     11       8082 Rivers Avenue                                                    North Charleston          SC       29406
     12       151 West 7200 South                                                   Midvale                   UT       84047
     13       887 East Main Street                                                  Greenwood                 IN       46143
     14       2705 West Country Road 42                                             Burnsville                MN       55306
     15       1840 Southpark Drive                                                  Hoover                    AL       35244
     16       1125 Northlake Drive                                                  Conyers                   GA       30013
     17       2221 South Havana Street                                              Aurora                    CO       80014
     18       255 Old Hickory Boulevard                                             Nashville                 TN       37221
     19       9909 North Lamar Boulevard                                            Austin                    TX       78753
     20       3000 Highway 6 South                                                  Houston                   TX       77082
     21       1240 West Trinity Mills Road                                          Carrollton                TX       75006
     22       12895 East Independence Blvd                                          Matthews                  NC       28105
     23       4210 FM 1960 West                                                     Houston                   TX       77068
     24       6623 Preston Highway                                                  Louisville                KY       40219
     25       3533 Hickory Hill Road                                                Memphis                   TN       38115
     26       7451 Colerain Avenue                                                  Cincinnati                OH       45239
     27       5730 Lee Highway                                                      Chattanooga               TN       37421
     28       1530 North 50th Avenue                                                Phoenix                   AZ       85043
     29       2221 Souh Broadway West                                               Edmond                    OK       73013
     30       6625 Bandera Road                                                     Leon Valley               TX       78238
     31       6651 Eagle Crest                                                      N. Richland Hills         TX       76180
     32       8735 FM 1960 West                                                     Houston                   TX       77070
     33       6016 South Cooper Street                                              Arlington                 TX       76015

     34       11940 Carmel Mountain Road                                            San Diego                 CA       92128
     35       1200 Auto Park Way                                                    Escondido                 CA       92029
     36       2235 Vista Way                                                        Oceanside                 CA       92054
     37       8501 Laurel Canyon Boulevard                                          Sun Valley                CA       91352
     38       1055 South Main Street                                                Manteca                   CA       95337
     39       9175 E. Stockton Boulevard                                            Elk Grove                 CA       95624
     40       1815 Douglas Boulevard                                                Roseville                 CA       95661
     41       4010 Highland Avenue                                                  Highland                  CA       92346
     42       17204 Slover Avenue                                                   Fontana                   CA       92337
     43       2021 Harbison Drive                                                   Vacaville                 CA       95687
     44       100 Cochrane Plaza                                                    Morgan Hill               CA       95037
     45       12625 Frederick Street                                                Moreno Valley             CA       92029
     46       26443 Ynez Road                                                       Temecula                  CA       92591
     47       700 E. Expressway 83                                                  McAllen                   TX       78503
     48       3380 West Shaw Avenue                                                 Fresno                    CA       93711
     49       1520 Industrial Park Drive                                            Redlands                  CA       92374
     50       10640 Foothill Boulevard                                              Rancho Cucamonga          CA       91730
     51       4750 Telephone Road                                                   Ventura                   CA       93003
     52       10501 Gateway Boulevard West                                          El Paso                   TX       79925
     53       2800 Mall View Road                                                   Bakersfield               CA       93306
     54       1896 Arden Way                                                        Sacramento                CA       95815
     55       1677 West Lacey Boulevard                                             Hanford                   CA       93230
     56       530 West Kettleman Lane                                               Lodi                      CA       95240
     57       2840 Geer Road                                                        Turlock                   CA       95382
     58       700 North China Lake Boulevard                                        Ridgecrest                CA       93555
     59       1615 East Empire Street                                               Bloomington               IL       61701
     60       I-79 and U.S. Route 19                                                Morgantown                WV       26501
     61       604 Brazos Street                                                     Austin                    TX       78701
     62       340 E 34th Street                                                     New York                  NY       10016
     63       1001 Okeechobee Boulevard                                             West Palm Beach           FL       33401
     64       1-7, 9-11 and 13 McKenna Road                                         Arden                     NC       28704
     65       13550 Triton Park Boulevard                                           Louisville                KY       40223
     66       8302 New Trails Drive                                                 The Woodlands             TX       77381
     67       2200 and 2222 Kensington Court                                        Oak Brook                 IL       60523
     68       111 East Wayne Street                                                 Fort Wayne                IN       46802
     69       1757 Tapo Canyon Road                                                 Simi Valley               CA       93063
     70       15880-16100 North Greenway-Hayden Loop                                Scottsdale                AZ       85260
     71       101, 111, 121 S. Westlake Blvd., 3980 Thousand Oak Blvd.              Thousand Oaks             CA       91362
     72       117-01 Park Lane South                                                Kew Gardens               NY       11415
     73       45 East 89th Street                                                   New York                  NY       10128
     74       1-9 Park Center Drive & 777 Campus Commons Road                       Sacramento                CA       95825
     75       201 Highland Ave                                                      Seekonk                   MA       02771
     76       9400 Interstate 35 South                                              Austin                    TX       78748
     77       8-12 West 14th Street                                                 New York                  NY       10011
     78       2425-2595 Canyon Boulevard                                            Boulder                   CO       80302
     79       8304-8344 Clairemont Mesa Blvd.                                       San Diego                 CA       92111
     80       731 Tri-City Road                                                     Somersworth               NH       03878
     81       2774 Cobb Parkway                                                     Kennesaw                  GA       30152
     82       2096 Northeast 2nd Street                                             Deerfield Beach           FL       33441
     83       9550-9710 FM 1960 Bypass East                                         Humble                    TX       77338
     84       501-579 Five Cities Drive                                             Pismo                     CA       93449
     85       6902 East Pass                                                        Madison                   WI       53719
     86       307 East 53rd Street                                                  New York                  NY       10022
     87       5245 Pacific Concourse Drive                                          Los Angeles               CA       90045
     88       6244 Wilmington Pike                                                  Dayton                    OH       45459
     89          57-10 Junction Boulevard; 94-30 58th Avenue; 94-10 59th Avenue;
                 94-30 59th Avenue; 94-31 59th Avenue; 94-11 60th Avenue;
                  94-30 60th Avenue; 94-31 60th Avenue                              Elmhurst                  NY       11373
     90       609-653 Broadway                                                      Bangor                    ME       04401
     91       717 Nogales Street                                                    Industry                  CA       91748
     92       10945-10947 Causeway Boulevard                                        Brandon                   FL       33511
     93       NEC Lindsay Road & Williams Field Road                                Gilbert                   AZ       85296
     94       24125-24175 Magic Mountain Parkway                                    Santa Clarita             CA       91355
     95       4142-4145 Lankershim Blvd.                                            North Hollywood           CA       91602
     96       5930 West Greenway Road                                               Glendale                  AZ       85306
     97       8876 Dallas-Acworth Highway                                           Dallas                    GA       30132
     98       7578 Southeast Maricamp Road                                          Ocala                     FL       34472
     99       600 North 400 West                                                    Centerville               UT       84014
     100      1003 West 7th Street                                                  Frederick                 MD       21701
     101      221 Wilmar Ave.                                                       Grand Island              NE       68803
     102      3000 Dwight Road                                                      Elk Grove                 CA       95758
     103      16780 Jefferson Davis Highway                                         Dumfries                  VA       22026
     104      16909 Lakeside Hills                                                  Omaha                     NE       68130

     105      880 Butler Street                                                     Pittsburgh                PA       15223
     106      5030 William Penn Highway                                             Monroeville               PA       15146
     107      47 Walsh Road                                                         Pittsburgh                PA       15205
     108      1660 Olympic Blvd.                                                    Walnut Creek              CA       94596
     109      1871 The Alameda                                                      San Jose                  CA       95126
     110      12375 Mt. Jefferson Terrace                                           Lake Oswego               OR       97035

     111      1885 Seminole Trail                                                   Charlottesville           VA       22901
     112      593 University Blvd.                                                  Harrisonburg              VA       22801
     113      8840 SW Hall Boulevard                                                Beaverton                 OR       97223
     114      9101 Tonnelle Avenue                                                  North Bergen              NJ       07047
     115      5620 - 5754 N. Academy Blvd                                           Colorado Springs          CO       80918
     116      200 Corporate Drive                                                   Ladera Ranch              CA       92694
     117      150 Sylvan Avenue                                                     Englewood Cliffs          NJ       07632
     118      657 Lynnhaven Parkway                                                 Virgina Beach             VA       23452
     119      10995 Allisonville Road                                               Fishers                   IN       46038
     120      471 C Street                                                          Chula Vista               CA       91910
     121      15 and 43 Page Street & 1632 Market Street                            San Francisco             CA       94102
     122      140 Le Grand Avenue                                                   Northvale                 NJ       07647
     123      18-20 Evergreen Place & 915 Long Island Avenue                        Deer Park                 NY       11729
     124      2159 & 2180-2192 White Street                                         York                      PA       17404
     125      8919 New Falls Road                                                   Levittown                 PA       19054
     126      10130 Huebner Road                                                    San Antonio               TX       78240
     127      26100 Gading Road                                                     Hayward                   CA       94544
     128      1600 East Southlake Boulevard                                         Southlake                 TX       76092
     129      2326 Pat Booker Road                                                  Universal City            TX       78148
     130      739 and 779 Herndon Avenue                                            Clovis                    CA       93611
     131      720 Camino Del Mar                                                    Del Mar                   CA       92014
     132      3801, 3803 & 3807 South Seventh Street                                Phoenix                   AZ       85040
     133      17970-17986 Royalton Road                                             Strongsville              OH       44136
     134      4 South Brevard Avenue                                                Arcadia                   FL       34266
     135      2633 McKinney Ave.                                                    Dallas                    TX       75204
     136      5358-5360 & 5390 N. Academy Blvd.                                     Colorado Springs          CO       80918
     137      8010 Shaffer Parkway                                                  Littleton                 CO       80127
     138      10 Fairway Court                                                      Northvale                 NJ       07647
     139      4637 Hedgcoxe Road                                                    Plano                     TX       75024
     140      290 and 390 Ninth Ave SW                                              Forest Lake               MN       55025
     141      1220 Horizon Road                                                     Rockwall                  TX       75032
     142      5585 Commercial Street SE                                             Salem                     OR       97306
     143      710 - 724 Cheyenne Meadows Road                                       Colorado Springs          CO       80906
     144      1200 Harrison Avenue                                                  Centralia                 WA       98531
     145      74-5620 Palani Road                                                   Kailua Kona               HI       96740
     146      12971 Fair Lakes Center                                               Fairfax                   VA       22033
     147      4867 South 6200 West                                                  Salt Lake City            UT       84118
     148      2126 Nall Street                                                      Pt. Neches                TX       77651
     149      2800-2870 Colonel Glenn Highway                                       Fairborn                  OH       45324
     150      1473 N. Dysart Road                                                   Avondale                  AZ       85323
     151      1921 East 53rd Street                                                 Anderson                  IN       46013
     152      12199 Village Center Place                                            Mukilteo                  WA       98275
     153      4510 E. Thousand Oaks Blvd.                                           Westlake Village          CA       91362
     154      1266 & 1276 Abbott Street; 1024 & 1034 Harkins Road                   Salinas                   CA       93901
     155      1547 North State Road 68                                              Saratoga Springs          UT       84043
     156      501 Kempsville Road                                                   Chesapeake                VA       23320
     157      1380 Tuscany Drive                                                    Virginia Beach            VA       23456
     158      800 A Street                                                          Anchorage                 AK       99501
     159      11727 & 11757 West Ken Caryl Avenue                                   Littleton                 CO       80127
     160      323 New Albany Road                                                   Moorestown                NJ       08057
     161      10615 South Gessner Drive                                             Houston                   TX       77071
     162      21034 Heron Way                                                       Lakeville                 MN       55044
     163      1717 Woodstead Court                                                  The Woodlands             TX       77380
     164      12800-12824 Ventura Boulevard                                         Studio City               CA       91604
     165      24873 Huntwood Avenue                                                 Hayward                   CA       94544
     166      1617-1653, 1616-1652 Duck Drive                                       Howell                    MI       48855
     167      505 South Drive                                                       Mountain View             CA       94040
     168      1515 South Cannon Boulevard                                           Kannapolis                NC       28083
     169      11755 Pointe Place                                                    Alpharetta                GA       30076
     170      2310 Virginia Parkway                                                 McKinney                  TX       75071
     171      5117 Business Center Drive                                            Fairfield                 CA       94533
     172      700 West International Airport Road                                   Anchorage                 AK       99518
     173      3201 Bachman Drive                                                    Dallas                    TX       75220
     174      7582-7586 Broadway                                                    Lemon Grove               CA       91945
     175      1943 East 17th Street                                                 Santa Ana                 CA       92705
     176      5500-5540 Crawford Drive                                              Hanover Township          PA       18017
     177      6380 Hypoluxo Road                                                    Lake Worth                FL       33463

-----------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE
  LOAN NO.    PROPERTY TYPE      PROPERTY SUB-TYPE     UNITS/SF(3)           YEAR BUILT                      YEAR RENOVATED
-----------------------------------------------------------------------------------------------------------------------------------

      1       Retail             Anchored                   980,487             1960                          1995 / 1996
      2       Retail             Anchored                   564,856             1979                       1995 / 1996 / 2004
      3       Office             Suburban                 1,690,214      1989 / 1992 / 1999                       1995

      4       Hospitality        Extended Stay                  121             2001                              NAP
      5       Hospitality        Extended Stay                  137             1999                              NAP
      6       Hospitality        Extended Stay                  156             1995                              NAP
      7       Hospitality        Extended Stay                  121             1998                              NAP
      8       Hospitality        Extended Stay                  133             1998                              NAP
      9       Hospitality        Extended Stay                  121             1999                              NAP
     10       Hospitality        Extended Stay                  137             1997                              NAP
     11       Hospitality        Extended Stay                  121             1997                              NAP
     12       Hospitality        Extended Stay                  140             1998                              NAP
     13       Hospitality        Extended Stay                  120             2001                              NAP
     14       Hospitality        Extended Stay                  135             1998                              NAP
     15       Hospitality        Extended Stay                  121             1998                              NAP
     16       Hospitality        Extended Stay                  121             1996                              NAP
     17       Hospitality        Extended Stay                  137             1999                              NAP
     18       Hospitality        Extended Stay                  121             1998                              NAP
     19       Hospitality        Extended Stay                  121             2000                              NAP
     20       Hospitality        Extended Stay                  121             1997                              NAP
     21       Hospitality        Extended Stay                  121             2001                              NAP
     22       Hospitality        Extended Stay                  121             2000                              NAP
     23       Hospitality        Extended Stay                  121             1999                              NAP
     24       Hospitality        Extended Stay                  121             1997                              NAP
     25       Hospitality        Extended Stay                  121             1999                              NAP
     26       Hospitality        Extended Stay                  133             1998                              NAP
     27       Hospitality        Extended Stay                  132             1997                              NAP
     28       Hospitality        Extended Stay                  121             2001                              NAP
     29       Hospitality        Extended Stay                  121             2001                              NAP
     30       Hospitality        Extended Stay                  132             2000                              NAP
     31       Hospitality        Extended Stay                  121             1998                              NAP
     32       Hospitality        Extended Stay                  121             2000                              NAP
     33       Hospitality        Extended Stay                  121             1999                              NAP

     34       Retail             Anchored                    78,657             1994                              NAP
     35       Retail             Anchored                    75,712             1987                              NAP
     36       Retail             Anchored                    75,360             1984                              NAP
     37       Retail             Anchored                    85,783             1979                              2003
     38       Retail             Anchored                    88,515             1992                              NAP
     39       Retail             Anchored                    77,874             1993                              NAP
     40       Retail             Anchored                    75,928             1982                              1993
     41       Retail             Anchored                    80,521             1993                              NAP
     42       Retail             Anchored                    78,961             1992                              NAP
     43       Retail             Anchored                    77,936             1992                              NAP
     44       Retail             Anchored                    77,185             1989                              NAP
     45       Retail             Anchored                    77,192             1988                              NAP
     46       Retail             Anchored                    76,248             1990                              NAP
     47       Retail             Anchored                    78,027             1984                              NAP
     48       Retail             Anchored                    77,431             1993                              NAP
     49       Retail             Anchored                    75,890             1981                              NAP
     50       Retail             Anchored                    74,991             1991                              NAP
     51       Retail             Anchored                    75,247             1982                              2002
     52       Retail             Anchored                    75,522             1984                              NAP
     53       Retail             Anchored                    75,140             1989                              NAP
     54       Retail             Anchored                    72,304             1979                          1990 / 2003
     55       Retail             Anchored                    78,459             1992                              NAP
     56       Retail             Anchored                    68,017             1981                              NAP
     57       Retail             Anchored                    61,026             1987                              NAP
     58       Retail             Anchored                    59,042             1990                              NAP
     59       Retail             Anchored                   644,189             1967                1973 / 1983 / 1995 / 1997 / 2000
     60       Retail             Anchored                   387,564         2004 / 2005                           NAP
     61       Hospitality        Full Service                   188         1886 / 1929                       1996 - 1999
     62       Multifamily        Mid-Rise                       199             1962                          1994 - 1995
     63       Hospitality        Full Service                   352             1981                              2004
     64       Retail             Anchored                   229,540             2005                              NAP
     65       Office             Suburban                   234,287             2005                              NAP
     66       Office             Suburban                   176,000         1997 / 2005                           NAP
     67       Office             Suburban                   206,030             1974                           Mid 1990's
     68       Office             Urban                      139,701             1995                              NAP
     69       Office             Suburban                   179,357             1984                              1995
     70       Office             Suburban                   180,024             1996                              NAP
     71       Retail             Anchored                    94,450             1996                              NAP
     72       Multifamily        Mid-Rise                       315             1935                              NAP
     73       Multifamily        High-Rise                      249             1970                              NAP
     74       Office             Suburban                    98,297      1972 / 1974 / 1981                       NAP
     75       Retail             Anchored                   105,940             2005                              NAP
     76       Retail             Shadow Anchored            259,980             2005                              NAP
     77       Office             Urban                      120,025             1946                          2001 / 2004
     78       Office             Suburban                   109,968             1987                          2001 - 2002
     79       Office             Suburban                   126,099         1970 / 1975                           NAP
     80       Multifamily        Garden                         270             1976                              NAP
     81       Retail             Anchored                    89,846             1996                              NAP
     82       Hospitality        Full Service                   177             1971                              NAP
     83       Retail             Unanchored                 170,631             1984                              NAP
     84       Retail             Anchored                   112,735         1989 - 1990                           NAP
     85       Multifamily        Garden                         196         1997 / 2000                           NAP
     86       Office             Urban                       34,574             1886                              1989
     87       Office             Urban                       68,231             1989                              NAP
     88       Retail             Anchored                   252,995             1991                              2005
     89       Multifamily        Mid-Rise                       535             1961                              NAP
     90       Retail             Anchored                   183,083             1960                              1999
     91       Industrial         Warehouse                  223,504         1957 / 1985                           NAP
     92       Retail             Shadow Anchored             25,185             2005                              NAP
     93       Retail             Anchored                    46,700             2005                              NAP
     94       Retail             Shadow Anchored             30,262             1994                              2005
     95       Office             Urban                       54,933      1977 / 1984 / 1987                       NAP
     96       Retail             Anchored                    62,980             1988                              NAP
     97       Retail             Shadow Anchored             30,600             2005                              NAP
     98       Retail             Anchored                    70,970             2000                              NAP
     99       Multifamily        Garden                          59             2005                              NAP
     100      Office             Suburban                    52,218             1988                              NAP
     101      Retail             Big Box                     68,725             2005                              NAP
     102      Self Storage       Self Storage                95,055             1997                              NAP
     103      Self Storage       Self Storage                79,975             2002                              NAP
     104      Retail             Unanchored                  35,517             2004                              NAP

     105      Retail             Anchored                   143,799             1962                              1989
     106      Retail             Anchored                    62,679             1979                              1990
     107      Retail             Anchored                    20,810             1966                              1989
     108      Office             Suburban                    25,634             1978                              2004
     109      Office             Suburban                    44,287             1972                              NAP
     110      Multifamily        Low-Rise                       136             1977                              NAP

     111      Retail             Unanchored                  36,000             1987                              2005
     112      Retail             Shadow Anchored             21,712             1997                              NAP
     113      Retail             Anchored                    42,043             1977                       1994 / 1997 / 2002
     114      Industrial         Warehouse                  125,955             1970                              1993
     115      Retail             Shadow Anchored             77,528         1984 - 1985                       2000 / 2002
     116      Retail             Free-Standing               23,635             2005                              NAP
     117      Retail             Unanchored                  42,200             1959                             1980's
     118      Retail             Shadow Anchored             10,680             2005                              NAP
     119      Office             Medical                     25,816             2005                              NAP
     120      Self Storage       Self Storage                77,477             1985                              NAP
     121      Self Storage       Self Storage                33,122         1911 / 1982                           NAP
     122      Industrial         Warehouse                   82,524             1969                              NAP
     123      Industrial         Light                       91,081      1972 / 1978 / 1982                       NAP
     124      Retail             Unanchored                  55,832             1989                              NAP
     125      Retail             Unanchored                  45,324         1960 / 1988                       2004 - 2005
     126      Industrial         Flex                        45,854             1986                              NAP
     127      Multifamily        Garden                          72             1987                              NAP
     128      Retail             Shadow Anchored             26,994             1999                              NAP
     129      Retail             Unanchored                  65,287             1988                              1998
     130      Retail             Anchored                    18,805             2005                              NAP
     131      Hospitality        Limited Service                 81             1971                              1998
     132      Industrial         Light                       35,594      1946 / 1990 / 2000                       NAP
     133      Retail             Unanchored                  13,496             2005                              NAP
     134      Retail             Free-Standing               10,908             2001                              NAP
     135      Retail             Unanchored                  10,526             1949                              2004
     136      Office             Suburban                    48,697         1981 - 1982                           NAP
     137      Office             Suburban                     8,120             2002                              NAP
     138      Industrial         Warehouse                   85,441             1970                              NAP
     139      Retail             Unanchored                  15,251             2004                              NAP
     140      Multifamily        Garden                          42         2002 - 2003                           NAP
     141      Retail             Free-Standing               11,421             1997                              NAP
     142      Self Storage       Self Storage                57,557         1990 / 1994                           NAP
     143      Retail             Unanchored                  21,266             1983                              NAP
     144      Retail             Shadow Anchored             16,750             2000                              NAP
     145      Office             Suburban                    24,250             1990                              2004
     146      Retail             Anchored                    25,000             1993                              NAP
     147      Industrial         Light                       80,900             1995                              NAP
     148      Retail             Free-Standing               13,500             1995                              NAP
     149      Retail             Unanchored                  15,016             1990                              NAP
     150      Retail             Free-Standing               10,000             2005                              NAP
     151      Retail             Shadow Anchored             40,500             1987                              NAP
     152      Mixed Use          Retail/Office                9,723             2002                              NAP
     153      Office             Suburban                    10,181             1997                              NAP
     154      Industrial         Warehouse                   43,547             1967                              2002
     155      Self Storage       Self Storage                69,720         2001 / 2004                           NAP
     156      Retail             Unanchored                  29,213             1983                          2003 - 2005
     157      Office             Medical                     10,058         2001 - 2002                           NAP
     158      Office             Urban                       23,719             1974                              NAP
     159      Retail             Shadow Anchored             19,678             1993                              NAP
     160      Office             Suburban                    15,000             1986                              2002
     161      Self Storage       Self Storage                56,400             2000                              NAP
     162      Industrial         Light                       27,252             2005                              NAP
     163      Office             Suburban                    20,731             1983                              NAP
     164      Retail             Unanchored                  12,781             1989                              NAP
     165      Self Storage       Self Storage                72,220             1982                              NAP
     166      Multifamily        Garden                          18         2002 / 2004                           NAP
     167      Office             Medical                     13,353             1971                              NAP
     168      Retail             Unanchored                   7,450             1999                              NAP
     169      Office             Medical                     14,700             2001                              NAP
     170      Retail             Unanchored                  10,748             1996                              NAP
     171      Retail             Shadow Anchored              4,700             2005                              NAP
     172      Industrial         Light                       15,540         1975 - 1976                           NAP
     173      Retail             Unanchored                   5,394             2005                              NAP
     174      Retail             Shadow Anchored              9,985             1990                              NAP
     175      Other              Leased Fee                   3,050             1997                              NAP
     176      Retail             Shadow Anchored             12,749             1993                              NAP
     177      Retail             Free-Standing                2,668             2002                              NAP

--------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE          PERCENT    PERCENT LEASED                                                         RELATED
  LOAN NO.         LEASED(4)   AS OF DATE(4)     SECURITY TYPE(5)     LIEN POSITION                BORROWER LIST
--------------------------------------------------------------------------------------------------------------------------------

      1               96.9%      09/01/2005      Fee                      First                         NAP
      2               95.5%      04/28/2005      Fee                      First                         NAP
      3              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98

      4               89.7%      10/31/2005      Fee                      First                         NAP
      5               85.3%      10/31/2005      Fee                      First                         NAP
      6               90.6%      10/31/2005      Fee                      First                         NAP
      7               88.0%      10/31/2005      Fee                      First                         NAP
      8               83.7%      10/31/2005      Fee                      First                         NAP
      9               89.9%      10/31/2005      Fee                      First                         NAP
     10               90.8%      10/31/2005      Fee                      First                         NAP
     11               86.0%      10/31/2005      Fee                      First                         NAP
     12               87.0%      10/31/2005      Fee                      First                         NAP
     13               87.8%      10/31/2005      Fee                      First                         NAP
     14               86.0%      10/31/2005      Fee                      First                         NAP
     15               90.6%      10/31/2005      Fee                      First                         NAP
     16               89.3%      10/31/2005      Fee                      First                         NAP
     17               76.5%      10/31/2005      Fee                      First                         NAP
     18               84.8%      10/31/2005      Fee                      First                         NAP
     19               91.9%      10/31/2005      Fee                      First                         NAP
     20               89.5%      10/31/2005      Fee                      First                         NAP
     21               86.5%      10/31/2005      Fee                      First                         NAP
     22               84.9%      10/31/2005      Fee                      First                         NAP
     23               92.2%      10/31/2005      Fee                      First                         NAP
     24               82.8%      10/31/2005      Fee                      First                         NAP
     25               90.8%      10/31/2005      Fee                      First                         NAP
     26               85.0%      10/31/2005      Fee                      First                         NAP
     27               84.0%      10/31/2005      Fee                      First                         NAP
     28               85.4%      10/31/2005      Fee                      First                         NAP
     29               84.1%      10/31/2005      Fee                      First                         NAP
     30               79.3%      10/31/2005      Fee                      First                         NAP
     31               88.8%      10/31/2005      Fee                      First                         NAP
     32               85.5%      10/31/2005      Fee                      First                         NAP
     33               84.7%      10/31/2005      Fee                      First                         NAP

     34              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     35              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     36              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     37              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     38              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     39              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     40              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     41              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     42              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     43              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     44              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     45              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     46              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     47              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     48              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     49              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     50              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     51              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     52              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     53              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     54              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     55              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     56              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     57              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     58              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     59               95.4%      10/17/2005      Fee                      First                         NAP
     60               99.3%      11/23/2005      Fee                      First                         NAP
     61               76.7%      09/30/2005      Fee / Leasehold          First                         NAP
     62              100.0%      12/01/2005      Fee                      First                         NAP
     63               75.4%      07/31/2005      Fee                      First                         NAP
     64              100.0%      11/21/2005      Fee                      First                         NAP
     65              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     66              100.0%      10/24/2005      Fee                      First                         NAP
     67              100.0%      01/01/2006      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     68              100.0%      09/01/2005      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     69              100.0%      11/17/2005      Fee                      First                         NAP
     70               88.9%      08/30/2005      Fee                      First                         NAP
     71              100.0%      10/27/2005      Fee                      First                        71, 94
     72              100.0%      05/31/2005      Fee                      First                         NAP
     73              100.0%      06/15/2005      Fee                      First                         NAP
     74               86.3%      11/16/2005      Fee                      First                         NAP
     75               96.6%      11/11/2005      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     76               99.3%      09/02/2005      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     77              100.0%      01/01/2006      Fee                      First                         NAP
     78               74.0%      12/19/2005      Fee                      First                         NAP
     79               97.6%      10/21/2005      Fee                      First                         NAP
     80               95.9%      06/30/2005      Fee                      First                         NAP
     81              100.0%      10/31/2005      Fee                      First                      81, 93, 95
     82               65.8%      05/31/2005      Fee                      First                         NAP
     83               78.6%      11/10/2005      Fee                      First                         NAP
     84               97.3%      08/12/2005      Fee                      First                         NAP
     85               94.4%      08/03/2005      Fee                      First                         NAP
     86               95.7%      08/10/2005      Fee                      First                         NAP
     87              100.0%      10/01/2005      Fee                      First                         NAP
     88              100.0%      10/11/2005      Fee                      First                         NAP
     89              100.0%      05/18/2005      Fee                      First                         NAP
     90               90.9%      10/17/2005      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     91              100.0%      08/30/2005      Fee                      First                         NAP
     92              100.0%      11/14/2005      Fee                      First                         NAP
     93               78.5%      11/01/2005      Fee                      First                      81, 93, 95
     94              100.0%      12/13/2005      Fee                      First                        71, 94
     95              100.0%      12/01/2005      Fee                      First                      81, 93, 95
     96               91.6%      09/23/2005      Fee                      First                         NAP
     97               93.1%      10/31/2005      Fee                      First                         NAP
     98               91.6%      11/04/2005      Fee                      First         3, 34-58, 65, 67, 68, 75, 76, 90, 98
     99               96.6%      12/07/2005      Fee                      First                         NAP
     100              92.0%      11/30/2005      Fee                      First                         NAP
     101             100.0%      09/19/2005      Fee                      First                         NAP
     102              98.4%      07/01/2005      Fee                      First                         NAP
     103              75.4%      08/19/2005      Fee                      First                         NAP
     104              85.7%      07/19/2005      Fee                      First                         NAP

     105             100.0%      09/12/2005      Fee                      First                         NAP
     106             100.0%      09/12/2005      Fee                      First                         NAP
     107             100.0%      09/12/2005      Fee                      First                         NAP
     108             100.0%      07/01/2005      Fee                      First                         NAP
     109             100.0%      06/01/2005      Fee                      First                         NAP
     110              94.1%      08/22/2005      Fee                      First                         NAP

     111             100.0%      10/13/2005      Fee                      First                         NAP
     112             100.0%      10/13/2005      Fee                      First                         NAP
     113              96.2%      10/14/2005      Leasehold                First                         NAP
     114             100.0%      08/10/2005      Fee                      First                         NAP
     115              90.1%      09/01/2005      Fee                      First                  115, 136, 137, 154
     116             100.0%      11/03/2005      Fee                      First                         NAP
     117             100.0%      06/01/2005      Fee                      First                         NAP
     118             100.0%      11/16/2005      Fee                      First                         NAP
     119             100.0%      11/07/2005      Fee                      First                         NAP
     120              91.0%      05/31/2005      Fee                      First                    120, 121, 165
     121              85.2%      09/29/2005      Fee                      First                    120, 121, 165
     122             100.0%      01/01/2006      Fee                      First                       122, 138
     123             100.0%      11/01/2005      Fee                      First                         NAP
     124             100.0%      09/30/2005      Fee                      First                         NAP
     125              92.8%      10/03/2005      Fee                      First                         NAP
     126              84.8%      10/20/2005      Fee                      First                         NAP
     127              94.4%      08/01/2005      Fee                      First                         NAP
     128             100.0%      10/06/2005      Fee                      First                         NAP
     129              90.6%      11/01/2005      Fee                      First                         NAP
     130              74.5%      11/01/2005      Fee                      First                         NAP
     131              73.7%      06/30/2005      Fee                      First                         NAP
     132             100.0%      11/21/2005      Fee                      First                         NAP
     133             100.0%      08/16/2005      Fee                      First                         NAP
     134             100.0%      01/01/2006      Fee                      First                         NAP
     135             100.0%      09/16/2005      Fee                      First                         NAP
     136              90.7%      08/01/2005      Fee                      First                  115, 136, 137, 154
     137             100.0%      07/18/2005      Fee                      First                  115, 136, 137, 154
     138             100.0%      09/01/2005      Fee                      First                       122, 138
     139              98.2%      08/31/2005      Fee                      First                         NAP
     140             100.0%      09/01/2005      Fee                      First                         NAP
     141             100.0%      01/01/2006      Fee                      First                       141, 148
     142              95.4%      10/04/2005      Fee                      First                         NAP
     143              90.6%      10/01/2005      Fee                      First                         NAP
     144             100.0%      10/27/2005      Fee                      First                         NAP
     145             100.0%      10/01/2005      Leasehold                First                         NAP
     146             100.0%      10/31/2005      Fee                      First                         NAP
     147             100.0%      10/11/2005      Fee                      First                         NAP
     148             100.0%      01/01/2006      Fee                      First                       141, 148
     149             100.0%      10/31/2005      Fee                      First                         NAP
     150              74.4%      11/30/2005      Fee                      First                         NAP
     151              97.0%      07/21/2005      Fee                      First                         NAP
     152             100.0%      10/18/2005      Fee                      First                         NAP
     153             100.0%      07/18/2005      Fee                      First                         NAP
     154             100.0%      07/18/2005      Fee                      First                  115, 136, 137, 154
     155              86.6%      09/30/2005      Fee                      First                         NAP
     156             100.0%      10/15/2005      Fee                      First                         NAP
     157             100.0%      10/28/2005      Fee                      First                         NAP
     158              91.9%      08/08/2005      Fee                      First                         NAP
     159             100.0%      09/30/2005      Fee                      First                         NAP
     160             100.0%      08/01/2005      Fee                      First                         NAP
     161              87.5%      11/02/2005      Fee                      First                         NAP
     162             100.0%      04/20/2005      Fee                      First                         NAP
     163              89.3%      10/31/2005      Fee                      First                         NAP
     164             100.0%      08/19/2005      Fee                      First                         NAP
     165              81.6%      09/18/2005      Fee                      First                    120, 121, 165
     166             100.0%      08/17/2005      Fee                      First                         NAP
     167             100.0%      08/31/2005      Fee                      First                         NAP
     168             100.0%      10/25/2005      Fee                      First                         NAP
     169             100.0%      10/20/2005      Fee                      First                         NAP
     170             100.0%      07/21/2005      Fee                      First                         NAP
     171             100.0%      01/01/2006      Fee                      First                         NAP
     172             100.0%      10/05/2005      Fee                      First                         NAP
     173             100.0%      06/29/2005      Fee                      First                         NAP
     174             100.0%      09/28/2005      Fee                      First                         NAP
     175             100.0%      11/01/2005      Fee                      First                       175, 177
     176             100.0%      11/04/2005      Fee                      First                         NAP
     177             100.0%      11/08/2005      Fee                      First                       175, 177

------------------------------------------------------------------------------------------------------------------------------------
                                                               CUT-OFF
  MORTGAGE             ORIGINAL       CUT-OFF DATE        DATE BALANCE                          FIRST PAYMENT       FIRST PAYMENT
  LOAN NO.              BALANCE          BALANCE(6)     PER UNIT OR SF       NOTE DATE           DATE (P&I)           DATE (IO)
------------------------------------------------------------------------------------------------------------------------------------

      1            $137,000,000       $137,000,000                $140       08/11/2005          10/01/2010           10/01/2005
      2            $108,630,000       $107,890,085                $375       06/14/2005          08/06/2005              NAP
      3            $102,240,720       $102,240,720                $119       11/15/2005              NAP              01/01/2006

      4              $6,096,250         $6,077,641             $26,293       11/23/2005          12/01/2005              NAP
      5              $5,938,310         $5,920,183             $26,293       11/23/2005          12/01/2005              NAP
      6              $5,417,080         $5,400,544             $26,293       11/23/2005          12/01/2005              NAP
      7              $5,016,760         $5,001,446             $26,293       11/23/2005          12/01/2005              NAP
      8              $4,480,150         $4,466,474             $26,293       11/23/2005          12/01/2005              NAP
      9              $4,466,870         $4,453,235             $26,293       11/23/2005          12/01/2005              NAP
     10              $4,089,040         $4,076,558             $26,293       11/23/2005          12/01/2005              NAP
     11              $3,844,520         $3,832,784             $26,293       11/23/2005          12/01/2005              NAP
     12              $3,809,350         $3,797,722             $26,293       11/23/2005          12/01/2005              NAP
     13              $3,407,880         $3,397,477             $26,293       11/23/2005          12/01/2005              NAP
     14              $3,260,450         $3,250,497             $26,293       11/23/2005          12/01/2005              NAP
     15              $3,206,570         $3,196,782             $26,293       11/23/2005          12/01/2005              NAP
     16              $3,048,700         $3,039,394             $26,293       11/23/2005          12/01/2005              NAP
     17              $2,981,360         $2,972,259             $26,293       11/23/2005          12/01/2005              NAP
     18              $2,927,100         $2,918,165             $26,293       11/23/2005          12/01/2005              NAP
     19              $2,903,130         $2,894,268             $26,293       11/23/2005          12/01/2005              NAP
     20              $2,888,500         $2,879,683             $26,293       11/23/2005          12/01/2005              NAP
     21              $2,743,510         $2,735,135             $26,293       11/23/2005          12/01/2005              NAP
     22              $2,671,900         $2,663,744             $26,293       11/23/2005          12/01/2005              NAP
     23              $2,664,210         $2,656,077             $26,293       11/23/2005          12/01/2005              NAP
     24              $2,656,530         $2,648,421             $26,293       11/23/2005          12/01/2005              NAP
     25              $2,639,150         $2,631,094             $26,293       11/23/2005          12/01/2005              NAP
     26              $2,637,470         $2,629,419             $26,293       11/23/2005          12/01/2005              NAP
     27              $2,634,070         $2,626,029             $26,293       11/23/2005          12/01/2005              NAP
     28              $2,477,720         $2,470,157             $26,293       11/23/2005          12/01/2005              NAP
     29              $2,436,980         $2,429,541             $26,293       11/23/2005          12/01/2005              NAP
     30              $2,396,560         $2,389,244             $26,293       11/23/2005          12/01/2005              NAP
     31              $2,230,640         $2,223,831             $26,293       11/23/2005          12/01/2005              NAP
     32              $2,066,720         $2,060,411             $26,293       11/23/2005          12/01/2005              NAP
     33              $1,945,930         $1,939,990             $26,293       11/23/2005          12/01/2005              NAP

     34              $4,029,000         $4,029,000                 $69       09/26/2005              NAP              11/01/2005
     35              $3,417,000         $3,417,000                 $69       09/26/2005              NAP              11/01/2005
     36              $3,264,000         $3,264,000                 $69       09/26/2005              NAP              11/01/2005
     37              $3,060,000         $3,060,000                 $69       09/26/2005              NAP              11/01/2005
     38              $2,907,000         $2,907,000                 $69       09/26/2005              NAP              11/01/2005
     39              $2,805,000         $2,805,000                 $69       09/26/2005              NAP              11/01/2005
     40              $2,754,000         $2,754,000                 $69       09/26/2005              NAP              11/01/2005
     41              $2,703,000         $2,703,000                 $69       09/26/2005              NAP              11/01/2005
     42              $2,652,000         $2,652,000                 $69       09/26/2005              NAP              11/01/2005
     43              $2,652,000         $2,652,000                 $69       09/26/2005              NAP              11/01/2005
     44              $2,601,000         $2,601,000                 $69       09/26/2005              NAP              11/01/2005
     45              $2,601,000         $2,601,000                 $69       09/26/2005              NAP              11/01/2005
     46              $2,601,000         $2,601,000                 $69       09/26/2005              NAP              11/01/2005
     47              $2,601,000         $2,601,000                 $69       09/26/2005              NAP              11/01/2005
     48              $2,601,000         $2,601,000                 $69       09/26/2005              NAP              11/01/2005
     49              $2,550,000         $2,550,000                 $69       09/26/2005              NAP              11/01/2005
     50              $2,550,000         $2,550,000                 $69       09/26/2005              NAP              11/01/2005
     51              $2,550,000         $2,550,000                 $69       09/26/2005              NAP              11/01/2005
     52              $2,550,000         $2,550,000                 $69       09/26/2005              NAP              11/01/2005
     53              $2,550,000         $2,550,000                 $69       09/26/2005              NAP              11/01/2005
     54              $2,448,000         $2,448,000                 $69       09/26/2005              NAP              11/01/2005
     55              $2,397,000         $2,397,000                 $69       09/26/2005              NAP              11/01/2005
     56              $2,244,000         $2,244,000                 $69       09/26/2005              NAP              11/01/2005
     57              $2,040,000         $2,040,000                 $69       09/26/2005              NAP              11/01/2005
     58              $1,683,000         $1,683,000                 $69       09/26/2005              NAP              11/01/2005
     59             $59,400,000        $59,400,000                 $92       11/15/2005              NAP              01/01/2006
     60             $52,000,000        $52,000,000                $134       09/02/2005          11/01/2007           11/01/2005
     61             $37,125,000        $37,125,000            $197,473       11/03/2005          12/08/2007           12/08/2005
     62             $35,300,000        $35,300,000            $177,387       12/12/2005              NAP              02/07/2006
     63             $30,000,000        $30,000,000             $85,227       09/28/2005          10/01/2010           11/01/2005
     64             $26,850,000        $26,850,000                $117       11/21/2005          01/01/2008           01/01/2006
     65             $26,580,000        $26,580,000                $113       11/14/2005              NAP              01/01/2006
     66             $26,600,000        $26,529,947                $151       10/25/2005          12/01/2005              NAP
     67             $21,450,000        $21,450,000                $104       12/01/2004              NAP              01/01/2005
     68             $20,850,000        $20,850,000                $149       11/02/2005              NAP              01/01/2006
     69             $20,000,000        $20,000,000                $112       11/17/2005              NAP              01/04/2006
     70             $18,500,000        $18,462,556                $103       10/14/2005          12/01/2005              NAP
     71             $17,500,000        $17,500,000                $185       12/22/2005          02/01/2007           02/01/2006
     72             $15,500,000        $15,480,171             $49,143       09/12/2005          11/01/2005              NAP
     73             $14,000,000        $14,000,000             $56,225       07/29/2005              NAP              09/01/2005
     74             $14,000,000        $13,924,682                $142       07/08/2005          09/01/2005              NAP
     75             $13,650,000        $13,650,000                $129       12/13/2005              NAP              02/01/2006
     76             $12,663,000        $12,663,000                 $49       11/29/2005              NAP              01/01/2006
     77             $12,500,000        $12,500,000                $104       11/10/2005              NAP              01/01/2006
     78             $12,000,000        $12,000,000                $109       03/02/2005          05/01/2007           05/01/2005
     79             $11,700,000        $11,700,000                 $93       10/19/2005          12/01/2010           12/01/2005
     80             $11,565,000        $11,389,549             $42,184       11/01/2004          01/01/2005              NAP
     81             $10,850,000        $10,850,000                $121       10/31/2005              NAP              12/01/2005
     82             $10,000,000        $10,000,000             $56,497       09/28/2005              NAP              11/01/2005
     83             $10,000,000         $9,978,053                 $58       10/07/2005          12/01/2005              NAP
     84              $9,700,000         $9,667,522                 $86       09/29/2005          11/01/2005              NAP
     85              $9,500,000         $9,500,000             $48,469       08/16/2005              NAP              10/01/2005
     86              $9,500,000         $9,500,000                $275       11/23/2005              NAP              01/01/2006
     87              $9,000,000         $9,000,000                $132       10/12/2005              NAP              12/01/2005
     88              $8,500,000         $8,500,000                 $34       12/09/2005          02/01/2006              NAP
     89              $8,450,000         $8,401,445             $15,704       06/28/2005          08/01/2005              NAP
     90              $8,379,250         $8,379,250                 $46       11/10/2005              NAP              01/01/2006
     91              $8,300,000         $8,274,602                 $37       09/23/2005          11/01/2005              NAP
     92              $7,200,000         $7,200,000                $286       11/14/2005          01/01/2009           01/01/2006
     93              $7,050,000         $7,050,000                $151       09/22/2005          11/01/2008           11/01/2005
     94              $7,000,000         $7,000,000                $231       12/12/2005          02/01/2007           02/01/2006
     95              $7,000,000         $7,000,000                $127       12/15/2005          02/01/2009           02/01/2006
     96              $7,000,000         $7,000,000                $111       10/11/2005          12/01/2009           12/01/2005
     97              $6,500,000         $6,500,000                $212       10/31/2005          12/01/2007           12/01/2005
     98              $6,155,000         $6,155,000                 $87       11/15/2005              NAP              01/01/2006
     99              $6,040,000         $6,040,000            $102,373       12/07/2005          02/01/2006              NAP
     100             $6,000,000         $6,000,000                $115       09/20/2005              NAP              11/01/2005
     101             $5,950,000         $5,943,942                 $86       11/14/2005          01/01/2006              NAP
     102             $5,650,000         $5,637,652                 $59       10/28/2005          12/01/2005              NAP
     103             $5,500,000         $5,500,000                 $69       10/17/2005          12/01/2010           12/01/2005
     104             $5,150,000         $5,127,391                $144       08/04/2005          10/01/2005              NAP

     105             $2,453,909         $2,441,900                 $22       09/13/2005          11/01/2005              NAP
     106             $1,522,156         $1,514,706                 $22       09/13/2005          11/01/2005              NAP
     107             $1,023,935         $1,018,924                 $22       09/13/2005          11/01/2005              NAP
     108             $4,650,000         $4,650,000                $181       10/13/2005          12/01/2008           12/01/2005
     109             $4,625,000         $4,625,000                $104       06/28/2005              NAP              08/01/2005
     110             $4,625,000         $4,620,200             $33,972       10/27/2005          01/01/2006              NAP

     111             $3,830,000         $3,822,414                 $79       10/19/2005          12/01/2005              NAP
     112               $745,000           $743,524                 $79       10/19/2005          12/01/2005              NAP
     113             $4,500,000         $4,500,000                $107       12/16/2005              NAP              02/01/2006
     114             $4,500,000         $4,485,275                 $36       09/29/2005          11/01/2005              NAP
     115             $4,445,000         $4,445,000                 $57       09/07/2005              NAP              12/01/2005
     116             $4,300,000         $4,295,747                $182       11/01/2005          01/01/2006              NAP
     117             $4,200,000         $4,190,929                 $99       10/06/2005          12/01/2005              NAP
     118             $4,050,000         $4,050,000                $379       12/06/2005          02/01/2006              NAP
     119             $4,000,000         $3,996,270                $155       11/09/2005          01/01/2006              NAP
     120             $3,995,621         $3,984,997                 $51       10/07/2005          12/01/2005              NAP
     121             $3,790,000         $3,783,668                $114       10/24/2005          12/01/2005              NAP
     122             $3,600,000         $3,600,000                 $44       10/13/2005              NAP              12/01/2005
     123             $3,600,000         $3,589,327                 $39       11/01/2005          12/01/2005              NAP
     124             $3,500,000         $3,465,994                 $62       08/18/2005          10/01/2005              NAP
     125             $3,200,000         $3,195,385                 $71       11/23/2005          01/01/2006              NAP
     126             $3,200,000         $3,190,433                 $70       10/24/2005          12/01/2005              NAP
     127             $3,200,000         $3,187,023             $44,264       10/05/2005          12/01/2005              NAP
     128             $3,100,000         $3,093,933                $115       10/06/2005          12/01/2005              NAP
     129             $3,080,000         $3,077,593                 $47       11/04/2005          01/01/2006              NAP
     130             $3,050,000         $3,010,165                $160       06/24/2005          08/01/2005              NAP
     131             $3,000,000         $3,000,000             $37,037       11/18/2005          01/01/2011           01/01/2006
     132             $2,700,000         $2,697,489                 $76       11/21/2005          01/01/2006              NAP
     133             $2,700,000         $2,691,487                $199       09/08/2005          11/01/2005              NAP
     134             $2,675,000         $2,675,000                $245       12/01/2005          01/01/2007           01/01/2006
     135             $2,560,000         $2,552,775                $243       10/12/2005          12/01/2005              NAP
     136             $1,585,000         $1,585,000                 $44       09/06/2005              NAP              12/01/2005
     137               $900,000           $900,000                 $44       09/09/2005          12/01/2008           12/01/2005
     138             $2,450,000         $2,450,000                 $29       10/13/2005              NAP              12/01/2005
     139             $2,400,000         $2,397,942                $157       11/07/2005          01/01/2006              NAP
     140             $2,250,000         $2,239,849             $53,330       10/19/2005          12/01/2005              NAP
     141             $2,200,000         $2,200,000                $193       09/13/2005              NAP              11/01/2005
     142             $2,200,000         $2,197,258                 $38       11/22/2005          01/01/2006              NAP
     143             $2,050,000         $2,048,336                 $96       10/21/2005          01/01/2006              NAP
     144             $2,000,000         $2,000,000                $119       12/05/2005          02/01/2006              NAP
     145             $2,000,000         $2,000,000                 $82       12/06/2005          02/01/2006              NAP
     146             $2,000,000         $1,997,238                 $80       10/31/2005          01/01/2006              NAP
     147             $1,950,000         $1,944,478                 $24       10/11/2005          12/01/2005              NAP
     148             $1,875,000         $1,875,000                $139       09/14/2005              NAP              11/01/2005
     149             $1,850,000         $1,848,364                $123       10/31/2005          01/01/2006              NAP
     150             $1,800,000         $1,800,000                $180       10/07/2005          12/01/2010           12/01/2005
     151             $1,770,000         $1,760,298                 $43       08/31/2005          10/01/2005              NAP
     152             $1,750,000         $1,750,000                $180       08/31/2005          04/01/2007           10/01/2005
     153             $1,750,000         $1,742,775                $171       08/19/2005          10/01/2005              NAP
     154             $1,725,000         $1,725,000                 $40       09/27/2005              NAP              12/01/2005
     155             $1,700,000         $1,692,646                 $24       08/11/2005          10/01/2005              NAP
     156             $1,600,000         $1,598,585                 $55       11/17/2005          01/01/2006              NAP
     157             $1,600,000         $1,598,578                $159       10/28/2005          01/01/2006              NAP
     158             $1,612,500         $1,598,157                 $67       08/17/2005          10/01/2005              NAP
     159             $1,425,000         $1,425,000                 $72       10/03/2005          11/01/2007           12/01/2005
     160             $1,400,000         $1,395,620                 $93       09/27/2005          11/01/2005              NAP
     161             $1,380,000         $1,375,274                 $24       11/02/2005          01/01/2006              NAP
     162             $1,375,000         $1,363,429                 $50       06/29/2005          08/01/2005              NAP
     163             $1,320,000         $1,315,787                 $63       09/27/2005          11/01/2005              NAP
     164             $1,300,000         $1,300,000                $102       10/12/2005              NAP              12/01/2005
     165             $1,273,543         $1,271,536                 $18       10/19/2005          12/01/2005              NAP
     166             $1,250,000         $1,247,459             $69,303       10/12/2005          12/01/2005              NAP
     167             $1,250,000         $1,245,906                 $93       11/01/2005          01/01/2006              NAP
     168             $1,200,000         $1,198,444                $161       10/25/2005          01/01/2006              NAP
     169             $1,150,000         $1,149,001                 $78       11/18/2005          01/01/2006              NAP
     170             $1,070,000         $1,068,034                 $99       10/18/2005          12/01/2005              NAP
     171             $1,050,000         $1,031,357                $219       04/20/2005          06/01/2005              NAP
     172             $1,031,000         $1,028,237                 $66       10/17/2005          12/01/2005              NAP
     173             $1,030,000         $1,027,904                $191       11/04/2005          01/01/2006              NAP
     174             $1,000,000           $998,019                $100       09/23/2005          12/01/2005              NAP
     175               $760,000           $759,362                $249       11/01/2005          01/01/2006              NAP
     176               $750,000           $749,328                 $59       11/04/2005          01/01/2006              NAP
     177               $720,000           $719,433                $270       11/22/2005          01/01/2006              NAP

                 $1,377,944,044     $1,375,992,559

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                       GRACE                      LOCKBOX              LOCKBOX            ORIGINAL TERM  REMAINING TERM
  LOAN NO.   MATURITY DATE     PERIOD(7)     ARD LOAN        STATUS               TYPE               TO MATURITY     TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------

      1        09/01/2015          0            No          In-Place              Hard                   120             116
      2        07/06/2010          5            No         Springing              Hard                   60              54
      3        12/01/2010          5           Yes          In-Place              Hard                   60              59

      4        11/01/2015          0            No          In-Place              Hard                   120             118
      5        11/01/2015          0            No          In-Place              Hard                   120             118
      6        11/01/2015          0            No          In-Place              Hard                   120             118
      7        11/01/2015          0            No          In-Place              Hard                   120             118
      8        11/01/2015          0            No          In-Place              Hard                   120             118
      9        11/01/2015          0            No          In-Place              Hard                   120             118
     10        11/01/2015          0            No          In-Place              Hard                   120             118
     11        11/01/2015          0            No          In-Place              Hard                   120             118
     12        11/01/2015          0            No          In-Place              Hard                   120             118
     13        11/01/2015          0            No          In-Place              Hard                   120             118
     14        11/01/2015          0            No          In-Place              Hard                   120             118
     15        11/01/2015          0            No          In-Place              Hard                   120             118
     16        11/01/2015          0            No          In-Place              Hard                   120             118
     17        11/01/2015          0            No          In-Place              Hard                   120             118
     18        11/01/2015          0            No          In-Place              Hard                   120             118
     19        11/01/2015          0            No          In-Place              Hard                   120             118
     20        11/01/2015          0            No          In-Place              Hard                   120             118
     21        11/01/2015          0            No          In-Place              Hard                   120             118
     22        11/01/2015          0            No          In-Place              Hard                   120             118
     23        11/01/2015          0            No          In-Place              Hard                   120             118
     24        11/01/2015          0            No          In-Place              Hard                   120             118
     25        11/01/2015          0            No          In-Place              Hard                   120             118
     26        11/01/2015          0            No          In-Place              Hard                   120             118
     27        11/01/2015          0            No          In-Place              Hard                   120             118
     28        11/01/2015          0            No          In-Place              Hard                   120             118
     29        11/01/2015          0            No          In-Place              Hard                   120             118
     30        11/01/2015          0            No          In-Place              Hard                   120             118
     31        11/01/2015          0            No          In-Place              Hard                   120             118
     32        11/01/2015          0            No          In-Place              Hard                   120             118
     33        11/01/2015          0            No          In-Place              Hard                   120             118

     34        10/01/2012          5            No         Springing              Hard                   84              81
     35        10/01/2012          5            No         Springing              Hard                   84              81
     36        10/01/2012          5            No         Springing              Hard                   84              81
     37        10/01/2012          5            No         Springing              Hard                   84              81
     38        10/01/2012          5            No         Springing              Hard                   84              81
     39        10/01/2012          5            No         Springing              Hard                   84              81
     40        10/01/2012          5            No         Springing              Hard                   84              81
     41        10/01/2012          5            No         Springing              Hard                   84              81
     42        10/01/2012          5            No         Springing              Hard                   84              81
     43        10/01/2012          5            No         Springing              Hard                   84              81
     44        10/01/2012          5            No         Springing              Hard                   84              81
     45        10/01/2012          5            No         Springing              Hard                   84              81
     46        10/01/2012          5            No         Springing              Hard                   84              81
     47        10/01/2012          5            No         Springing              Hard                   84              81
     48        10/01/2012          5            No         Springing              Hard                   84              81
     49        10/01/2012          5            No         Springing              Hard                   84              81
     50        10/01/2012          5            No         Springing              Hard                   84              81
     51        10/01/2012          5            No         Springing              Hard                   84              81
     52        10/01/2012          5            No         Springing              Hard                   84              81
     53        10/01/2012          5            No         Springing              Hard                   84              81
     54        10/01/2012          5            No         Springing              Hard                   84              81
     55        10/01/2012          5            No         Springing              Hard                   84              81
     56        10/01/2012          5            No         Springing              Hard                   84              81
     57        10/01/2012          5            No         Springing              Hard                   84              81
     58        10/01/2012          5            No         Springing              Hard                   84              81
     59        12/01/2015          5            No          In-Place              Hard                   120             119
     60        10/01/2015          0           Yes          In-Place              Soft                   120             117
     61        11/08/2010          0            No         Springing              Hard                   60              58
     62        01/07/2016          1            No          In-Place              Hard                   120             120
     63        10/01/2015          5            No         Springing              Hard                   120             117
     64        12/01/2015         15            No            NAP                  NAP                   120             119
     65        12/01/2015          5           Yes         Springing              Hard                   120             119
     66        11/01/2022          5            No         Springing              Hard                   204             202
     67        12/01/2011          5            No         Springing              Hard                   84              71
     68        12/01/2012          5           Yes         Springing              Hard                   84              83
     69        12/04/2015          0            No            NAP                  NAP                   120             119
     70        11/01/2015          5            No         Springing              Hard                   120             118
     71        01/01/2016          5            No            NAP                  NAP                   120             120
     72        10/01/2015          5            No            NAP                  NAP                   120             117
     73        08/01/2020          5            No            NAP                  NAP                   180             175
     74        08/01/2015          5            No            NAP                  NAP                   120             115
     75        01/01/2011          5            No            NAP                  NAP                   60              60
     76        12/01/2010          5            No            NAP                  NAP                   60              59
     77        12/01/2015          5            No          In-Place              Hard                   120             119
     78        04/01/2015          0            No            NAP                  NAP                   120             111
     79        11/01/2015          5            No            NAP                  NAP                   120             118
     80        12/01/2014          5            No            NAP                  NAP                   120             107
     81        11/01/2015          5            No          In-Place              Hard                   120             118
     82        10/01/2015          5            No            NAP                  NAP                   120             117
     83        11/01/2015          5            No            NAP                  NAP                   120             118
     84        10/01/2015          5            No          In-Place              Hard                   120             117
     85        09/01/2015          5            No            NAP                  NAP                   120             116
     86        12/01/2010          5            No            NAP                  NAP                   60              59
     87        11/01/2015          5            No            NAP                  NAP                   120             118
     88        01/01/2016          5            No            NAP                  NAP                   120             120
     89        07/01/2015          5            No            NAP                  NAP                   120             114
     90        12/01/2010          5            No            NAP                  NAP                   60              59
     91        10/01/2015          5            No            NAP                  NAP                   120             117
     92        12/01/2015          0            No            NAP                  NAP                   120             119
     93        10/01/2015          5            No            NAP                  NAP                   120             117
     94        01/01/2016          5            No            NAP                  NAP                   120             120
     95        01/01/2016          5            No          In-Place     Soft, Springing to Hard         120             120
     96        11/01/2015          5            No            NAP                  NAP                   120             118
     97        11/01/2015          0            No            NAP                  NAP                   120             118
     98        12/01/2012          5            No            NAP                  NAP                   84              83
     99        01/01/2016          0            No            NAP                  NAP                   120             120
     100       10/01/2015          5            No            NAP                  NAP                   120             117
     101       12/01/2015          5           Yes         Springing              Hard                   120             119
     102       11/01/2015          5            No            NAP                  NAP                   120             118
     103       11/01/2015          5            No            NAP                  NAP                   120             118
     104       09/01/2015          5            No            NAP                  NAP                   120             116

     105       10/01/2015          5            No            NAP                  NAP                   120             117
     106       10/01/2015          5            No            NAP                  NAP                   120             117
     107       10/01/2015          5            No            NAP                  NAP                   120             117
     108       11/01/2015          5            No            NAP                  NAP                   120             118
     109       07/01/2015          5            No            NAP                  NAP                   120             114
     110       12/01/2015          5            No            NAP                  NAP                   120             119

     111       11/01/2015          5            No            NAP                  NAP                   120             118
     112       11/01/2015          5            No            NAP                  NAP                   120             118
     113       01/01/2016          5            No            NAP                  NAP                   120             120
     114       10/01/2015          5            No            NAP                  NAP                   120             117
     115       11/01/2015          5            No            NAP                  NAP                   120             118
     116       12/01/2015          5            No            NAP                  NAP                   120             119
     117       11/01/2015          5            No            NAP                  NAP                   120             118
     118       01/01/2016          0           Yes            NAP                  NAP                   120             120
     119       12/01/2015          0            No            NAP                  NAP                   120             119
     120       08/01/2015          5            No            NAP                  NAP                   117             115
     121       11/01/2015          5            No            NAP                  NAP                   120             118
     122       11/01/2015          5            No            NAP                  NAP                   120             118
     123       11/01/2015          0            No            NAP                  NAP                   120             118
     124       09/01/2015          5            No            NAP                  NAP                   120             116
     125       12/01/2015          5            No            NAP                  NAP                   120             119
     126       11/01/2015          0            No            NAP                  NAP                   120             118
     127       11/01/2025          5            No            NAP                  NAP                   240             238
     128       11/01/2015          5            No         Springing              Hard                   120             118
     129       12/01/2010          5            No         Springing              Hard                   60              59
     130       07/01/2025          5            No            NAP                  NAP                   240             234
     131       12/01/2015          5            No            NAP                  NAP                   120             119
     132       12/01/2015          0            No            NAP                  NAP                   120             119
     133       10/01/2015          5            No         Springing              Hard                   120             117
     134       12/01/2015          5           Yes         Springing              Hard                   120             119
     135       11/01/2017          5            No            NAP                  NAP                   144             142
     136       11/01/2015          5            No            NAP                  NAP                   120             118
     137       11/01/2015          5            No            NAP                  NAP                   120             118
     138       11/01/2015          5            No            NAP                  NAP                   120             118
     139       12/01/2015          5            No            NAP                  NAP                   120             119
     140       11/01/2015          5            No            NAP                  NAP                   120             118
     141       10/01/2015          5           Yes         Springing              Hard                   120             117
     142       12/01/2015          5            No            NAP                  NAP                   120             119
     143       12/01/2015          5            No            NAP                  NAP                   120             119
     144       01/01/2016          5            No         Springing              Hard                   120             120
     145       01/01/2016          5            No            NAP                  NAP                   120             120
     146       12/01/2015          0            No            NAP                  NAP                   120             119
     147       11/01/2015          5            No          In-Place              Hard                   120             118
     148       10/01/2015          5            No         Springing              Hard                   120             117
     149       12/01/2015          0            No            NAP                  NAP                   120             119
     150       11/01/2015          5            No            NAP                  NAP                   120             118
     151       09/01/2015          5            No            NAP                  NAP                   120             116
     152       09/01/2015          5            No            NAP                  NAP                   120             116
     153       09/01/2015          5            No            NAP                  NAP                   120             116
     154       11/01/2015          5            No            NAP                  NAP                   120             118
     155       09/01/2015          5            No            NAP                  NAP                   120             116
     156       12/01/2015          5            No            NAP                  NAP                   120             119
     157       12/01/2015          0           Yes            NAP                  NAP                   120             119
     158       09/01/2015          5            No            NAP                  NAP                   120             116
     159       11/01/2015          5            No            NAP                  NAP                   120             118
     160       10/01/2015          5            No            NAP                  NAP                   120             117
     161       12/01/2020          0            No            NAP                  NAP                   180             179
     162       07/01/2015          5            No            NAP                  NAP                   120             114
     163       10/01/2015          5            No            NAP                  NAP                   120             117
     164       11/01/2015          5            No            NAP                  NAP                   120             118
     165       11/01/2015          5            No            NAP                  NAP                   120             118
     166       11/01/2015          5            No            NAP                  NAP                   120             118
     167       12/01/2020          5            No            NAP                  NAP                   180             179
     168       12/01/2015         15            No            NAP                  NAP                   120             119
     169       12/01/2015          5            No            NAP                  NAP                   120             119
     170       11/01/2015          5            No         Springing              Hard                   120             118
     171       05/01/2025          5            No            NAP                  NAP                   240             232
     172       11/01/2015          5            No            NAP                  NAP                   120             118
     173       12/01/2025          5            No            NAP                  NAP                   240             239
     174       11/01/2015          5            No            NAP                  NAP                   120             118
     175       12/01/2015          0            No            NAP                  NAP                   120             119
     176       12/01/2015          0            No            NAP                  NAP                   120             119
     177       12/01/2015          0            No            NAP                  NAP                   120             119

                                                                                                         107             105

---------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE        ORIGINAL         REMAINING          MORTGAGE               MONTHLY            MONTHLY        THIRD MOST RECENT
  LOAN NO.     AMORT. TERM(8)     AMORT. TERM             RATE          PAYMENT (P&I)       PAYMENT (IO)                     NOI
---------------------------------------------------------------------------------------------------------------------------------

      1             360               360               5.439%              $772,636           $629,577              $14,110,210
      2             360               354               4.714%              $558,704                NAP              $14,319,609
      3              IO               IO                4.995%                   NAP           $425,611                      NAP

      4             300               298               5.336%               $36,841                NAP                 $898,786
      5             300               298               5.336%               $35,886                NAP                 $856,672
      6             300               298               5.336%               $32,736                NAP                 $718,238
      7             300               298               5.336%               $30,317                NAP                 $726,320
      8             300               298               5.336%               $27,074                NAP                 $733,408
      9             300               298               5.336%               $26,994                NAP                 $700,402
     10             300               298               5.336%               $24,711                NAP                 $498,063
     11             300               298               5.336%               $23,233                NAP                 $579,753
     12             300               298               5.336%               $23,020                NAP                 $526,715
     13             300               298               5.336%               $20,594                NAP                 $415,119
     14             300               298               5.336%               $19,703                NAP                 $602,065
     15             300               298               5.336%               $19,378                NAP                 $577,335
     16             300               298               5.336%               $18,424                NAP                 $350,964
     17             300               298               5.336%               $18,017                NAP                 $398,471
     18             300               298               5.336%               $17,689                NAP                 $501,986
     19             300               298               5.336%               $17,544                NAP                 $510,007
     20             300               298               5.336%               $17,456                NAP                 $490,319
     21             300               298               5.336%               $16,579                NAP                 $463,198
     22             300               298               5.336%               $16,147                NAP                 $463,647
     23             300               298               5.336%               $16,100                NAP                 $475,660
     24             300               298               5.336%               $16,054                NAP                 $510,871
     25             300               298               5.336%               $15,949                NAP                 $538,066
     26             300               298               5.336%               $15,939                NAP                 $344,782
     27             300               298               5.336%               $15,918                NAP                 $278,360
     28             300               298               5.336%               $14,973                NAP                 $531,018
     29             300               298               5.336%               $14,727                NAP                 $408,795
     30             300               298               5.336%               $14,483                NAP                 $416,018
     31             300               298               5.336%               $13,480                NAP                 $361,129
     32             300               298               5.336%               $12,489                NAP                 $532,839
     33             300               298               5.336%               $11,760                NAP                 $411,032

     34              IO               IO                4.890%                   NAP            $16,418                      NAP
     35              IO               IO                4.890%                   NAP            $13,924                      NAP
     36              IO               IO                4.890%                   NAP            $13,301                      NAP
     37              IO               IO                4.890%                   NAP            $12,470                      NAP
     38              IO               IO                4.890%                   NAP            $11,846                      NAP
     39              IO               IO                4.890%                   NAP            $11,430                      NAP
     40              IO               IO                4.890%                   NAP            $11,223                      NAP
     41              IO               IO                4.890%                   NAP            $11,015                      NAP
     42              IO               IO                4.890%                   NAP            $10,807                      NAP
     43              IO               IO                4.890%                   NAP            $10,807                      NAP
     44              IO               IO                4.890%                   NAP            $10,599                      NAP
     45              IO               IO                4.890%                   NAP            $10,599                      NAP
     46              IO               IO                4.890%                   NAP            $10,599                      NAP
     47              IO               IO                4.890%                   NAP            $10,599                      NAP
     48              IO               IO                4.890%                   NAP            $10,599                      NAP
     49              IO               IO                4.890%                   NAP            $10,391                      NAP
     50              IO               IO                4.890%                   NAP            $10,391                      NAP
     51              IO               IO                4.890%                   NAP            $10,391                      NAP
     52              IO               IO                4.890%                   NAP            $10,391                      NAP
     53              IO               IO                4.890%                   NAP            $10,391                      NAP
     54              IO               IO                4.890%                   NAP             $9,976                      NAP
     55              IO               IO                4.890%                   NAP             $9,768                      NAP
     56              IO               IO                4.890%                   NAP             $9,144                      NAP
     57              IO               IO                4.890%                   NAP             $8,313                      NAP
     58              IO               IO                4.890%                   NAP             $6,858                      NAP
     59              IO               IO                5.850%                   NAP           $289,575               $5,449,453
     60             360               360               5.750%              $303,458           $252,627                      NAP
     61             360               360               5.730%              $216,180           $179,734               $3,668,234
     62              IO               IO                5.490%                   NAP           $163,741                      NAP
     63             360               360               5.320%              $166,964           $134,847               $3,916,014
     64             360               360               5.940%              $159,945           $134,753                      NAP
     65              IO               IO                5.240%                   NAP           $116,066                      NAP
     66             300               298               6.200%              $174,651                NAP                      NAP
     67              IO               IO                5.000%                   NAP            $89,375                      NAP
     68              IO               IO                5.316%                   NAP            $92,366               $2,672,718
     69              IO               IO                5.820%                   NAP            $98,347                      NAP
     70             360               358               5.540%              $105,506                NAP               $1,915,574
     71             360               360               5.600%              $100,464            $82,801               $1,687,965
     72             540               537               4.860%               $70,752                NAP               $1,138,665
     73              IO               IO                5.080%                   NAP            $60,090                      NAP
     74             360               355               5.220%               $77,049                NAP               $1,716,197
     75              IO               IO                4.950%                   NAP            $56,306                      NAP
     76              IO               IO                4.740%                   NAP            $50,019                      NAP
     77              IO               IO                5.498%                   NAP            $58,066                      NAP
     78             360               360               5.680%               $69,496            $57,589               $1,501,823
     79             360               360               5.150%               $63,885            $50,910               $1,309,261
     80             360               347               5.300%               $64,221                NAP               $1,466,587
     81              IO               IO                5.441%                   NAP            $49,879                      NAP
     82              IO               IO                5.230%                   NAP            $44,189               $1,653,012
     83             360               358               5.160%               $54,664                NAP               $1,141,040
     84             360               357               4.990%               $52,012                NAP                 $463,527
     85              IO               IO                4.820%                   NAP            $38,688                 $963,007
     86              IO               IO                5.688%                   NAP            $45,655                      NAP
     87              IO               IO                4.910%                   NAP            $37,336                      NAP
     88             360               360               5.352%               $47,476                NAP               $1,234,550
     89             360               354               5.710%               $49,097                NAP                 $557,559
     90              IO               IO                4.790%                   NAP            $33,447                 $836,943
     91             360               357               5.400%               $46,607                NAP                 $913,952
     92             360               360               5.530%               $41,016            $33,641                      NAP
     93             360               360               5.084%               $38,209            $30,283                      NAP
     94             360               360               5.690%               $40,584            $33,653                 $618,318
     95             360               360               5.741%               $40,810            $33,954                 $874,700
     96             360               360               5.260%               $38,698            $31,109                 $543,528
     97             360               360               5.190%               $35,652            $28,503                      NAP
     98              IO               IO                5.001%                   NAP            $25,651                 $450,064
     99             360               360               5.860%               $35,671                NAP                      NAP
     100             IO               IO                5.481%                   NAP            $27,786                 $652,612
     101            360               359               5.180%               $32,599                NAP                      NAP
     102            360               358               5.180%               $30,955                NAP                 $780,315
     103            360               360               5.320%               $30,610            $24,722                 $368,894
     104            360               356               5.180%               $28,216                NAP                      NAP

     105            300               297               4.860%               $14,146                NAP                 $578,556
     106            300               297               4.860%                $8,775                NAP                 $147,828
     107            300               297               4.860%                $5,903                NAP                 $211,247
     108            360               360               5.093%               $25,227            $20,009                      NAP
     109             IO               IO                5.070%                   NAP            $19,812                      NAP
     110            360               359               5.100%               $25,111                NAP                 $610,408

     111            360               358               5.640%               $22,084                NAP                 $112,058
     112            360               358               5.640%                $4,296                NAP                 $101,616
     113             IO               IO                5.387%                   NAP            $20,482                 $672,435
     114            360               357               5.096%               $24,422                NAP                 $636,424
     115             IO               IO                5.470%                   NAP            $20,543                 $802,509
     116            360               359               5.300%               $23,878                NAP                      NAP
     117            360               358               5.236%               $23,156                NAP                      NAP
     118            360               360               5.750%               $23,635                NAP                      NAP
     119            360               359               5.540%               $22,812                NAP                      NAP
     120            358               356               5.420%               $22,537                NAP                 $567,266
     121            360               358               6.400%               $23,707                NAP                 $409,153
     122             IO               IO                4.869%                   NAP            $14,810                 $418,829
     123            300               298               5.510%               $22,129                NAP                      NAP
     124            240               236               4.830%               $22,771                NAP                 $551,837
     125            300               299               5.359%               $19,382                NAP                      NAP
     126            300               298               5.460%               $19,574                NAP                      NAP
     127            240               238               6.220%               $23,334                NAP                 $506,430
     128            360               358               5.695%               $17,983                NAP                      NAP
     129            360               359               6.220%               $18,904                NAP                 $470,377
     130            240               234               5.650%               $21,240                NAP                      NAP
     131            360               360               5.680%               $17,374            $14,397                 $892,881
     132            360               359               5.550%               $15,415                NAP                      NAP
     133            360               357               5.265%               $14,935                NAP                      NAP
     134            300               300               6.101%               $17,401            $13,789                      NAP
     135            300               298               5.800%               $16,183                NAP                      NAP
     136             IO               IO                5.470%                   NAP             $7,325                 $333,218
     137            360               360               5.470%                $5,093             $4,159                 $131,950
     138             IO               IO                4.869%                   NAP            $10,079                 $516,675
     139            360               359               5.870%               $14,189                NAP                      NAP
     140            240               238               5.390%               $15,338                NAP                      NAP
     141             IO               IO                5.588%                   NAP            $10,387                      NAP
     142            300               299               6.120%               $14,336                NAP                 $284,963
     143            360               359               6.080%               $12,396                NAP                 $217,792
     144            300               300               5.830%               $12,679                NAP                      NAP
     145            264               264               5.290%               $12,835                NAP                      NAP
     146            300               299               5.590%               $12,389                NAP                 $306,571
     147            300               298               5.780%               $12,303                NAP                      NAP
     148             IO               IO                5.588%                   NAP             $8,853                      NAP
     149            360               359               5.750%               $10,796                NAP                      NAP
     150            360               360               5.340%               $10,040             $8,121                      NAP
     151            300               296               6.000%               $11,404                NAP                      NAP
     152            360               360               5.520%                $9,958             $8,162                 $153,203
     153            360               356               5.470%                $9,903                NAP                      NAP
     154             IO               IO                5.510%                   NAP             $8,031                 $353,326
     155            360               356               5.250%                $9,387                NAP                      NAP
     156            360               359               5.750%                $9,337                NAP                      NAP
     157            360               359               5.730%                $9,317                NAP                      NAP
     158            240               236               5.540%               $11,129                NAP                      NAP
     159            360               360               5.370%                $7,975             $6,465                 $387,360
     160            360               357               5.300%                $7,774                NAP                      NAP
     161            180               179               5.530%               $11,298                NAP                      NAP
     162            300               294               5.780%                $8,675                NAP                      NAP
     163            360               357               5.210%                $7,256                NAP                 $131,309
     164             IO               IO                5.450%                   NAP             $5,986                 $572,733
     165            360               358               6.650%                $8,176                NAP                 $414,303
     166            360               358               5.520%                $7,113                NAP                      NAP
     167            180               179               5.990%               $10,541                NAP                 $365,287
     168            300               299               5.920%                $7,673                NAP                      NAP
     169            360               359               5.820%                $6,762                NAP                 $143,678
     170            360               358               5.980%                $6,401                NAP                      NAP
     171            240               232               5.560%                $7,258                NAP                      NAP
     172            300               298               6.100%                $6,706                NAP                      NAP
     173            240               239               5.870%                $7,302                NAP                      NAP
     174            360               358               5.640%                $5,766                NAP                 $176,333
     175            360               359               5.950%                $4,532                NAP                      NAP
     176            360               359               5.700%                $4,353                NAP                 $217,717
     177            360               359               6.190%                $4,405                NAP                      NAP

                    349               347               5.338%

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE     THIRD MOST RECENT     SECOND MOST RECENT       SECOND MOST RECENT               MOST RECENT       MOST RECENT NOI
  LOAN NO.              NOI DATE                    NOI                 NOI DATE                       NOI             DATE
------------------------------------------------------------------------------------------------------------------------------------

      1               12/31/2003            $14,249,271               12/31/2004               $14,544,487       T-12 (09/30/05)
      2               12/31/2003            $16,365,916               12/31/2004               $18,225,935       T-12 (03/31/05)
      3                      NAP                    NAP                      NAP                       NAP             NAP

      4               12/31/2003               $927,320               12/31/2004                  $947,595       T-12 (10/31/05)
      5               12/31/2003               $933,753               12/31/2004                  $859,425       T-12 (10/31/05)
      6               12/31/2003               $787,524               12/31/2004                  $901,763       T-12 (10/31/05)
      7               12/31/2003               $831,047               12/31/2004                  $718,412       T-12 (10/31/05)
      8               12/31/2003               $753,230               12/31/2004                  $707,315       T-12 (10/31/05)
      9               12/31/2003               $702,326               12/31/2004                  $725,240       T-12 (10/31/05)
     10               12/31/2003               $606,558               12/31/2004                  $665,672       T-12 (10/31/05)
     11               12/31/2003               $663,666               12/31/2004                  $603,778       T-12 (10/31/05)
     12               12/31/2003               $522,556               12/31/2004                  $669,903       T-12 (10/31/05)
     13               12/31/2003               $499,990               12/31/2004                  $553,701       T-12 (10/31/05)
     14               12/31/2003               $485,461               12/31/2004                  $548,006       T-12 (10/31/05)
     15               12/31/2003               $477,155               12/31/2004                  $548,369       T-12 (10/31/05)
     16               12/31/2003               $434,097               12/31/2004                  $505,872       T-12 (10/31/05)
     17               12/31/2003               $460,183               12/31/2004                  $491,553       T-12 (10/31/05)
     18               12/31/2003               $432,309               12/31/2004                  $501,660       T-12 (10/31/05)
     19               12/31/2003               $359,340               12/31/2004                  $550,758       T-12 (10/31/05)
     20               12/31/2003               $481,115               12/31/2004                  $484,217       T-12 (10/31/05)
     21               12/31/2003               $410,319               12/31/2004                  $515,545       T-12 (10/31/05)
     22               12/31/2003               $333,688               12/31/2004                  $508,762       T-12 (10/31/05)
     23               12/31/2003               $426,524               12/31/2004                  $484,797       T-12 (10/31/05)
     24               12/31/2003               $366,225               12/31/2004                  $467,728       T-12 (10/31/05)
     25               12/31/2003               $404,273               12/31/2004                  $469,448       T-12 (10/31/05)
     26               12/31/2003               $397,484               12/31/2004                  $425,930       T-12 (10/31/05)
     27               12/31/2003               $414,029               12/31/2004                  $466,287       T-12 (10/31/05)
     28               12/31/2003               $454,351               12/31/2004                  $490,998       T-12 (10/31/05)
     29               12/31/2003               $406,193               12/31/2004                  $439,236       T-12 (10/31/05)
     30               12/31/2003               $432,196               12/31/2004                  $452,140       T-12 (10/31/05)
     31               12/31/2003               $306,363               12/31/2004                  $416,493       T-12 (10/31/05)
     32               12/31/2003               $385,173               12/31/2004                  $393,884       T-12 (10/31/05)
     33               12/31/2003               $300,630               12/31/2004                  $348,865       T-12 (10/31/05)

     34                      NAP                    NAP                      NAP                       NAP             NAP
     35                      NAP                    NAP                      NAP                       NAP             NAP
     36                      NAP                    NAP                      NAP                       NAP             NAP
     37                      NAP                    NAP                      NAP                       NAP             NAP
     38                      NAP                    NAP                      NAP                       NAP             NAP
     39                      NAP                    NAP                      NAP                       NAP             NAP
     40                      NAP                    NAP                      NAP                       NAP             NAP
     41                      NAP                    NAP                      NAP                       NAP             NAP
     42                      NAP                    NAP                      NAP                       NAP             NAP
     43                      NAP                    NAP                      NAP                       NAP             NAP
     44                      NAP                    NAP                      NAP                       NAP             NAP
     45                      NAP                    NAP                      NAP                       NAP             NAP
     46                      NAP                    NAP                      NAP                       NAP             NAP
     47                      NAP                    NAP                      NAP                       NAP             NAP
     48                      NAP                    NAP                      NAP                       NAP             NAP
     49                      NAP                    NAP                      NAP                       NAP             NAP
     50                      NAP                    NAP                      NAP                       NAP             NAP
     51                      NAP                    NAP                      NAP                       NAP             NAP
     52                      NAP                    NAP                      NAP                       NAP             NAP
     53                      NAP                    NAP                      NAP                       NAP             NAP
     54                      NAP                    NAP                      NAP                       NAP             NAP
     55                      NAP                    NAP                      NAP                       NAP             NAP
     56                      NAP                    NAP                      NAP                       NAP             NAP
     57                      NAP                    NAP                      NAP                       NAP             NAP
     58                      NAP                    NAP                      NAP                       NAP             NAP
     59               12/31/2003             $5,571,324               12/31/2004                $5,780,465       T-12 (07/31/05)
     60                      NAP                    NAP                      NAP                       NAP             NAP
     61               12/31/2003             $3,629,159               12/31/2004                $5,113,897       T-12 (09/30/05)
     62                      NAP             $2,878,272               12/31/2003                $2,787,423         12/31/2004
     63             T-7 (7/15/05)            $6,548,762   Ann. 10 mos. 7/15/2005                $7,392,547   Ann. 7 mos. (07/15/05)
     64                      NAP                    NAP                      NAP                       NAP             NAP
     65                      NAP                    NAP                      NAP                       NAP             NAP
     66                      NAP                    NAP                      NAP                       NAP             NAP
     67                      NAP                    NAP                      NAP                       NAP             NAP
     68               12/31/2002             $2,694,540               12/31/2003                $2,531,007         12/31/2004
     69                      NAP                    NAP                      NAP                       NAP             NAP
     70               06/25/1905             $1,847,316               06/26/1905                $2,208,116       T-12 (08/31/05)
     71               12/31/2003             $1,747,156               12/31/2004                $1,828,238   Ann. 9 mos. (09/30/05)
     72               06/24/1905             $1,000,104               06/25/1905                $1,201,973         06/26/1905
     73                      NAP             $1,264,214               06/25/1905                $1,111,529         06/26/1905
     74               12/31/2003             $1,445,165               12/31/2004                  $980,252       T-12 (05/31/05)
     75                      NAP                    NAP                      NAP                       NAP             NAP
     76                      NAP                    NAP                      NAP                       NAP             NAP
     77                      NAP             $1,911,439               12/31/2003                $1,842,957         12/31/2004
     78               12/31/2002             $1,526,652               12/31/2003                $1,237,764         12/31/2004
     79               12/31/2003             $1,419,994               12/31/2004                $1,525,544       T-12 (09/30/05)
     80               12/31/2003             $1,485,121               12/31/2004                $1,433,633       T-12 (06/30/05)
     81                      NAP                    NAP                      NAP                       NAP             NAP
     82               06/25/1905             $2,532,606               06/26/1905                $2,271,814       T-12 (05/31/05)
     83               06/25/1905             $1,069,812               06/26/1905                $1,045,128        T-12 (06/05)
     84               T-6 (12/03)            $1,024,321               06/26/1905                $1,045,038        T-12 (08/05)
     85               06/25/1905               $995,143               06/26/1905                  $969,861       T-12 (06/30/05)
     86                      NAP                    NAP                      NAP                       NAP             NAP
     87                      NAP                    NAP                      NAP                       NAP             NAP
     88               12/31/2003             $1,304,161               12/31/2004                  $768,995   Ann. 8 mos. (08/31/05)
     89               06/24/1905               $605,491               06/25/1905                  $612,758         06/26/1905
     90               12/31/2002               $955,706               12/31/2003                $1,023,456         12/31/2004
     91               06/25/1905             $1,049,990               06/26/1905                  $979,443       T-12 (05/31/05)
     92                      NAP                    NAP                      NAP                       NAP             NAP
     93                      NAP                    NAP                      NAP                       NAP             NAP
     94               12/31/2003               $578,508               12/31/2004                  $736,927   Ann. 9 mos. (10/01/05)
     95               12/31/2003               $956,636               12/31/2004                  $816,929   Ann. 9 mos. (09/30/05)
     96               06/25/1905               $648,731               06/26/1905                  $668,585       T-12 (07/31/05)
     97                      NAP                    NAP                      NAP                       NAP             NAP
     98               12/31/2002               $668,948               12/31/2003                  $739,300         12/31/2004
     99                      NAP                    NAP                      NAP                       NAP             NAP
     100              12/31/2003               $642,497               12/31/2004                  $689,403   Ann. 7 mos. (07/31/05)
     101                     NAP                    NAP                      NAP                       NAP             NAP
     102              12/31/2003               $761,973               12/31/2004                  $766,685   Ann. 8 mos. (08/31/05)
     103              12/31/2003               $563,426               12/31/2004                  $591,850       T-12 (07/31/05)
     104                     NAP               $108,279               06/26/1905                  $135,116       T-12 (05/31/05)

     105              06/25/1905               $629,196               06/26/1905                  $603,968       T-12 (07/31/05)
     106              06/25/1905               $261,334               06/26/1905                  $314,010       T-12 (07/31/05)
     107              06/25/1905               $227,821               06/26/1905                  $227,277        T-12 (07/05)
     108                     NAP                    NAP                      NAP                  $235,306   Ann. 5 mos. (05/31/05)
     109                     NAP               $647,178               06/25/1905                  $554,507         06/26/1905
     110              12/31/2003               $529,058               12/31/2004                  $542,655       T-12 (06/30/05)

     111              12/31/2003               $227,709               12/31/2004                  $216,334   Ann. 6 mos. (06/30/05)
     112              12/31/2003               $114,594               12/31/2004                  $138,496   Ann. 6 mos. (06/30/05)
     113              06/25/1905               $703,494               06/26/1905                  $733,406        T-12 (06/05)
     114              12/31/2003               $652,082               12/31/2004                  $656,248   Ann. 6 mos. (06/30/05)
     115              12/31/2003               $808,518               12/31/2004                  $813,481       T-12 (06/30/05)
     116                     NAP                    NAP                      NAP                       NAP             NAP
     117                     NAP               $656,984               12/31/2003                  $726,640         12/31/2004
     118                     NAP                    NAP                      NAP                       NAP             NAP
     119                     NAP                    NAP                      NAP                       NAP             NAP
     120              12/31/2002               $626,512               12/31/2003                  $557,911         12/31/2004
     121              12/31/2003               $512,862               12/31/2004                  $551,970       T-12 (08/31/05)
     122              12/31/2002               $451,467               12/31/2003                  $489,845         12/31/2004
     123                     NAP                    NAP                      NAP                       NAP             NAP
     124              06/25/1905               $553,494               06/26/1905                  $591,952       T-12 (05/31/05)
     125                     NAP                    NAP                      NAP                       NAP             NAP
     126                     NAP                    NAP                      NAP                  $384,975         12/31/2004
     127              12/31/2003               $466,608               12/31/2004                  $471,427       T-12 (07/31/05)
     128                     NAP                    NAP                      NAP                       NAP             NAP
     129              12/31/2003               $368,726               12/31/2004                  $351,744       T-12 (08/31/05)
     130                     NAP                    NAP                      NAP                       NAP             NAP
     131              12/31/2003               $717,250               12/31/2004                  $688,053       T-12 (06/30/05)
     132                     NAP                    NAP                      NAP                       NAP             NAP
     133                     NAP                    NAP                      NAP                       NAP             NAP
     134                     NAP                    NAP                      NAP                       NAP             NAP
     135                     NAP                    NAP                      NAP                       NAP             NAP
     136              12/31/2003               $317,945               12/31/2004                  $287,885       T-12 (06/30/05)
     137              12/31/2003               $121,969               12/31/2004                  $135,673       T-12 (06/30/05)
     138              12/31/2002               $467,457               12/31/2003                  $507,194         12/31/2004
     139                     NAP                    NAP                      NAP                   $95,638       T-12 (08/31/05)
     140                     NAP               $297,761               12/31/2004                  $349,143       T-12 (08/31/05)
     141                     NAP                    NAP                      NAP                       NAP             NAP
     142              12/31/2003               $291,029               12/31/2004                  $290,447   Ann. 9 mos. (09/30/05)
     143              12/31/2003               $227,195               12/31/2004                  $229,907       T-12 (06/30/05)
     144                     NAP                    NAP                      NAP                       NAP             NAP
     145                     NAP               $378,679               06/26/1905                  $406,538      T-6 (06/05) Ann.
     146              12/31/2002               $306,650               12/31/2003                  $335,622         12/31/2004
     147                     NAP                    NAP                      NAP                       NAP             NAP
     148                     NAP                    NAP                      NAP                       NAP             NAP
     149                     NAP                    NAP                      NAP                  $205,229         12/31/2004
     150                     NAP                    NAP                      NAP                       NAP             NAP
     151                     NAP                    NAP                      NAP                       NAP             NAP
     152              06/25/1905               $179,468               06/26/1905                  $192,101       T-12 (05/31/05)
     153                     NAP               $166,236               12/31/2003                  $186,286         12/31/2004
     154              12/31/2003               $392,522               12/31/2004                  $410,422       T-12 (06/30/05)
     155                     NAP               $121,507               06/26/1905                  $136,810        T-12 (04/05)
     156                     NAP                $79,481               12/15/2004                  $238,697   Ann. 9 mos. (09/15/05)
     157                     NAP               $171,116               12/31/2003                  $173,268         12/31/2004
     158                     NAP               $163,676               12/31/2004                  $229,402       T-12 (06/30/05)
     159              12/31/2003               $405,786               12/31/2004                  $417,964       T-12 (06/30/05)
     160                     NAP                    NAP                      NAP                       NAP             NAP
     161                     NAP               $236,989               12/31/2003                  $189,490         12/31/2004
     162                     NAP                    NAP                      NAP                       NAP             NAP
     163              06/25/1905               $109,136               06/26/1905                  $111,231       T-12 (06/30/05)
     164              06/25/1905               $493,530               06/26/1905                  $539,180       T-12 (08/31/05)
     165              12/31/2003               $422,616               12/31/2004                  $405,195       T-12 (06/30/05)
     166                     NAP                    NAP                      NAP                  $159,445   Ann. 7 mos. (07/31/05)
     167              12/31/2003               $404,976               12/31/2004                  $498,866   Ann. 7 mos. (07/31/05)
     168                     NAP               $156,095               12/31/2003                  $143,541         12/31/2004
     169              12/31/2003               $173,448               12/31/2004                  $183,623          T-12 2005
     170                     NAP                    NAP                      NAP                  $177,010         12/31/2004
     171                     NAP                    NAP                      NAP                       NAP             NAP
     172                     NAP                    NAP                      NAP                       NAP             NAP
     173                     NAP                    NAP                      NAP                       NAP             NAP
     174              12/31/2003               $193,161               12/31/2004                  $193,510   Ann. 6 mos. (06/30/05)
     175                     NAP                    NAP                      NAP                       NAP             NAP
     176              12/31/2002               $212,584               12/31/2003                  $210,930         12/31/2004
     177                     NAP                    NAP                      NAP                       NAP             NAP

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE   UNDERWRITABLE    UNDERWRITABLE     NOI         NCF         NCF POST IO       CUT-OFF DATE     BALLOON         BALLOON
  LOAN NO.             NOI        CASH FLOW   DSCR(9)     DSCR(9)      PERIOD DSCR(10)        LTV            LTV           BALANCE
------------------------------------------------------------------------------------------------------------------------------------

      1        $16,360,454      $16,250,057    2.17        2.15             1.75              55.0%         51.1%      $127,339,470
      2        $24,574,739      $23,991,332    1.87        1.82             1.82              48.6%         45.2%      $100,261,472
      3        $22,682,967      $22,682,967    2.27        2.27             2.27              59.2%         59.2%      $102,240,720

      4           $757,881         $687,105    2.19        1.97             1.97              58.3%         44.4%        $4,628,167
      5           $784,457         $718,401    2.19        1.97             1.97              58.3%         44.4%        $4,508,261
      6           $760,787         $691,039    2.19        1.97             1.97              58.3%         44.4%        $4,112,553
      7           $701,335         $639,690    2.19        1.97             1.97              58.3%         44.4%        $3,808,637
      8           $728,717         $663,211    2.19        1.97             1.97              58.3%         44.4%        $3,401,252
      9           $626,973         $568,522    2.19        1.97             1.97              58.3%         44.4%        $3,391,170
     10           $554,751         $498,502    2.19        1.97             1.97              58.3%         44.4%        $3,104,328
     11           $577,480         $522,418    2.19        1.97             1.97              58.3%         44.4%        $2,918,693
     12           $587,904         $533,517    2.19        1.97             1.97              58.3%         44.4%        $2,891,992
     13           $497,273         $449,896    2.19        1.97             1.97              58.3%         44.4%        $2,587,203
     14           $497,853         $441,811    2.19        1.97             1.97              58.3%         44.4%        $2,475,277
     15           $526,173         $473,568    2.19        1.97             1.97              58.3%         44.4%        $2,434,372
     16           $492,564         $443,199    2.19        1.97             1.97              58.3%         44.4%        $2,314,520
     17           $448,054         $398,116    2.19        1.97             1.97              58.3%         44.4%        $2,263,397
     18           $519,676         $469,846    2.19        1.97             1.97              58.3%         44.4%        $2,222,203
     19           $588,384         $532,105    2.19        1.97             1.97              58.3%         44.4%        $2,204,006
     20           $432,196         $383,507    2.19        1.97             1.97              58.3%         44.4%        $2,192,899
     21           $471,217         $425,968    2.19        1.97             1.97              58.3%         44.4%        $2,082,825
     22           $487,561         $442,811    2.19        1.97             1.97              58.3%         44.4%        $2,028,460
     23           $422,350         $374,587    2.19        1.97             1.97              58.3%         44.4%        $2,022,622
     24           $499,092         $451,886    2.19        1.97             1.97              58.3%         44.4%        $2,016,791
     25           $566,420         $511,602    2.19        1.97             1.97              58.3%         44.4%        $2,003,597
     26           $495,571         $441,409    2.19        1.97             1.97              58.3%         44.4%        $2,002,321
     27           $507,354         $458,600    2.19        1.97             1.97              58.3%         44.4%        $1,999,740
     28           $438,232         $388,516    2.19        1.97             1.97              58.3%         44.4%        $1,881,042
     29           $456,742         $411,795    2.19        1.97             1.97              58.3%         44.4%        $1,850,113
     30           $392,288         $346,610    2.19        1.97             1.97              58.3%         44.4%        $1,819,427
     31           $398,951         $352,882    2.19        1.97             1.97              58.3%         44.4%        $1,693,463
     32           $338,053         $294,335    2.19        1.97             1.97              58.3%         44.4%        $1,569,018
     33           $329,136         $284,986    2.19        1.97             1.97              58.3%         44.4%        $1,477,316

     34           $935,023         $935,023    2.46        2.46             2.46              55.8%         55.8%        $4,029,000
     35           $900,015         $900,015    2.46        2.46             2.46              55.8%         55.8%        $3,417,000
     36           $895,831         $895,831    2.46        2.46             2.46              55.8%         55.8%        $3,264,000
     37           $671,917         $671,917    2.46        2.46             2.46              55.8%         55.8%        $3,060,000
     38           $693,316         $693,316    2.46        2.46             2.46              55.8%         55.8%        $2,907,000
     39           $609,968         $609,968    2.46        2.46             2.46              55.8%         55.8%        $2,805,000
     40           $594,725         $594,725    2.46        2.46             2.46              55.8%         55.8%        $2,754,000
     41           $630,701         $630,701    2.46        2.46             2.46              55.8%         55.8%        $2,703,000
     42           $618,482         $618,482    2.46        2.46             2.46              55.8%         55.8%        $2,652,000
     43           $610,453         $610,453    2.46        2.46             2.46              55.8%         55.8%        $2,652,000
     44           $604,571         $604,571    2.46        2.46             2.46              55.8%         55.8%        $2,601,000
     45           $604,626         $604,626    2.46        2.46             2.46              55.8%         55.8%        $2,601,000
     46           $597,232         $597,232    2.46        2.46             2.46              55.8%         55.8%        $2,601,000
     47           $611,166         $611,166    2.46        2.46             2.46              55.8%         55.8%        $2,601,000
     48           $606,498         $606,498    2.46        2.46             2.46              55.8%         55.8%        $2,601,000
     49           $594,427         $594,427    2.46        2.46             2.46              55.8%         55.8%        $2,550,000
     50           $587,386         $587,386    2.46        2.46             2.46              55.8%         55.8%        $2,550,000
     51           $589,391         $589,391    2.46        2.46             2.46              55.8%         55.8%        $2,550,000
     52           $591,545         $591,545    2.46        2.46             2.46              55.8%         55.8%        $2,550,000
     53           $588,553         $588,553    2.46        2.46             2.46              55.8%         55.8%        $2,550,000
     54           $566,339         $566,339    2.46        2.46             2.46              55.8%         55.8%        $2,448,000
     55           $614,550         $614,550    2.46        2.46             2.46              55.8%         55.8%        $2,397,000
     56           $532,760         $532,760    2.46        2.46             2.46              55.8%         55.8%        $2,244,000
     57           $478,001         $478,001    2.46        2.46             2.46              55.8%         55.8%        $2,040,000
     58           $462,461         $462,461    2.46        2.46             2.46              55.8%         55.8%        $1,683,000
     59         $5,824,396       $5,409,712    1.68        1.56             1.56              75.2%         75.2%       $59,400,000
     60         $4,548,429       $4,338,438    1.50        1.43             1.19              74.7%         66.0%       $45,907,262
     61         $4,675,870       $3,914,561    2.17        1.81             1.51              61.9%         59.6%       $35,741,286
     62         $2,924,900       $2,875,150    1.49        1.46             1.46              51.0%         51.0%       $35,300,000
     63         $6,726,858       $5,885,802    4.16        3.64             2.94              44.5%         41.2%       $27,798,227
     64         $2,528,114       $2,435,876    1.56        1.51             1.27              64.5%         57.2%       $23,806,490
     65         $2,683,184       $2,648,041    1.93        1.90             1.90              63.6%         63.6%       $26,580,000
     66         $3,060,785       $2,932,821    1.46        1.40             1.40              54.1%         28.4%       $13,892,432
     67         $2,460,791       $2,312,081    2.29        2.16             2.16              53.0%         53.0%       $21,450,000
     68         $2,396,314       $2,236,823    2.16        2.02             2.02              59.9%         59.9%       $20,850,000
     69         $1,699,674       $1,663,803    1.44        1.41             1.41              63.3%         63.3%       $20,000,000
     70         $2,366,903       $2,005,036    1.87        1.58             1.58              49.2%         41.3%       $15,501,777
     71         $1,858,253       $1,771,277    1.87        1.78             1.47              50.7%         43.6%       $15,051,157
     72         $2,925,115       $2,846,365    3.45        3.35             3.35              24.9%         23.2%       $14,418,597
     73        $10,110,888      $10,048,638    14.02       13.94           13.94              6.8%           6.8%       $14,000,000
     74         $1,419,498       $1,310,082    1.54        1.42             1.42              71.0%         59.2%       $11,616,328
     75         $1,518,456       $1,432,927    2.25        2.12             2.12              56.9%         56.9%       $13,650,000
     76         $1,542,759       $1,503,180    2.57        2.50             2.50              54.6%         54.6%       $12,663,000
     77         $1,935,321       $1,911,316    2.78        2.74             2.74              44.6%         44.6%       $12,500,000
     78         $1,523,035       $1,411,935    2.20        2.04             1.69              53.3%         47.0%       $10,575,658
     79         $1,389,017       $1,182,708    2.27        1.94             1.54              61.6%         57.0%       $10,830,059
     80         $1,412,096       $1,325,156    1.83        1.72             1.72              59.6%         49.8%        $9,513,356
     81         $1,015,263         $980,693    1.70        1.64             1.64              62.7%         62.7%       $10,850,000
     82         $1,674,164       $1,449,120    3.16        2.73             2.73              35.7%         35.7%       $10,000,000
     83         $1,393,972       $1,242,808    2.13        1.89             1.89              51.2%         42.5%        $8,280,750
     84         $1,014,043         $941,893    1.62        1.51             1.51              60.8%         50.3%        $7,990,421
     85           $993,682         $944,682    2.14        2.03             2.03              64.6%         64.6%        $9,500,000
     86           $779,881         $747,829    1.42        1.36             1.36              73.1%         73.1%        $9,500,000
     87         $1,092,222       $1,004,735    2.44        2.24             2.24              50.0%         50.0%        $9,000,000
     88         $1,197,832       $1,104,787    2.10        1.94             1.94              50.0%         41.7%        $7,081,118
     89         $3,708,837       $3,554,260    6.30        6.03             6.03              13.4%         11.4%        $7,119,770
     90         $1,055,352         $915,147    2.63        2.28             2.28              52.6%         52.6%        $8,379,250
     91           $998,320         $895,331    1.78        1.60             1.60              57.1%         47.8%        $6,926,630
     92           $632,761         $611,668    1.57        1.52             1.24              80.0%         71.7%        $6,455,841
     93           $568,453         $539,218    1.56        1.48             1.18              70.5%         62.6%        $6,263,149
     94           $748,973         $709,434    1.85        1.76             1.46              49.6%         42.8%        $6,034,927
     95           $799,599         $724,035    1.96        1.78             1.48              69.3%         62.4%        $6,301,640
     96           $741,638         $699,155    1.99        1.87             1.51              69.4%         63.1%        $6,368,545
     97           $622,874         $596,037    1.82        1.74             1.39              76.9%         67.0%        $5,661,343
     98           $593,509         $573,313    1.93        1.86             1.86              62.2%         62.2%        $6,155,000
     99           $526,053         $514,253    1.23        1.20             1.20              76.5%         64.7%        $5,109,852
     100          $692,874         $635,800    2.08        1.91             1.91              63.8%         63.8%        $6,000,000
     101          $480,259         $473,387    1.23        1.21             1.21              78.2%         64.9%        $4,931,197
     102          $613,890         $599,632    1.65        1.61             1.61              61.5%         51.1%        $4,681,593
     103          $598,400         $590,403    2.02        1.99             1.61              49.5%         46.0%        $5,103,531
     104          $483,429         $427,702    1.43        1.26             1.26              69.3%         57.7%        $4,267,379

     105          $588,656         $469,666    3.27        2.77             2.77              41.6%         31.2%        $1,831,942
     106          $329,842         $291,333    3.27        2.77             2.77              41.6%         31.2%        $1,136,349
     107          $213,821         $195,976    3.27        2.77             2.77              41.6%         31.2%          $764,408
     108          $477,838         $448,241    1.99        1.87             1.48              64.8%         57.5%        $4,131,018
     109          $400,502         $371,716    1.68        1.56             1.56              50.0%         50.0%        $4,625,000
     110          $532,685         $498,685    1.77        1.65             1.65              49.9%         41.3%        $3,823,309

     111          $399,340         $387,594    1.53        1.46             1.46              65.2%         54.9%        $3,219,050
     112           $83,592          $73,410    1.53        1.46             1.46              65.2%         54.9%          $626,159
     113          $588,130         $553,235    2.39        2.25             2.25              50.0%         50.0%        $4,500,000
     114          $592,747         $549,056    2.02        1.87             1.87              49.8%         41.3%        $3,719,574
     115          $696,319         $629,547    2.82        2.55             2.55              45.8%         45.8%        $4,445,000
     116          $530,106         $515,750    1.85        1.80             1.80              51.8%         43.1%        $3,577,242
     117          $602,004         $565,678    2.17        2.04             2.04              32.5%         27.0%        $3,486,288
     118          $447,365         $442,100    1.58        1.56             1.56              63.3%         53.4%        $3,415,138
     119          $379,918         $344,552    1.39        1.26             1.26              76.9%         64.5%        $3,352,490
     120          $717,473         $694,230    2.65        2.57             2.57              46.9%         39.4%        $3,345,396
     121          $527,791         $522,819    1.86        1.84             1.84              58.2%         50.1%        $3,256,497
     122          $551,947         $522,548    3.11        2.94             2.94              51.4%         51.4%        $3,600,000
     123          $408,034         $354,612    1.54        1.34             1.34              66.5%         50.9%        $2,749,723
     124          $572,974         $532,192    2.10        1.95             1.95              46.2%         29.4%        $2,203,668
     125          $446,570         $413,259    1.92        1.78             1.78              57.1%         43.4%        $2,431,928
     126          $351,064         $303,971    1.49        1.29             1.29              74.0%         56.6%        $2,439,960
     127          $455,261         $436,215    1.63        1.56             1.56              37.5%          1.2%          $102,578
     128          $317,338         $297,167    1.47        1.38             1.38              59.5%         50.2%        $2,609,818
     129          $375,844         $322,962    1.66        1.42             1.42              69.9%         65.8%        $2,893,364
     130          $364,323         $349,844    1.43        1.37             1.37              39.6%          1.1%           $85,711
     131          $587,084         $488,147    3.40        2.83             2.34              37.5%         35.0%        $2,798,258
     132          $275,271         $256,885    1.49        1.39             1.39              74.9%         62.9%        $2,263,623
     133          $274,035         $256,625    1.53        1.43             1.43              65.6%         54.7%        $2,243,754
     134          $278,227         $278,227    1.68        1.68             1.33              70.4%         56.9%        $2,162,378
     135          $275,108         $257,951    1.42        1.33             1.33              76.2%         54.0%        $1,809,981
     136          $336,975         $291,060    3.27        2.86             2.64              41.4%         39.8%        $1,585,000
     137          $113,131         $102,940    3.27        2.86             2.64              41.4%         39.8%          $805,843
     138          $378,286         $347,848    3.13        2.88             2.88              46.4%         46.4%        $2,450,000
     139          $255,249         $234,049    1.50        1.37             1.37              73.8%         62.5%        $2,031,547
     140          $247,671         $235,071    1.35        1.28             1.28              64.0%         41.4%        $1,448,612
     141          $328,390         $328,390    2.63        2.63             2.63              49.4%         49.4%        $2,200,000
     142          $256,361         $241,396    1.49        1.40             1.40              66.1%         51.6%        $1,715,875
     143          $217,572         $206,774    1.46        1.39             1.39              75.9%         64.7%        $1,745,960
     144          $347,352         $334,024    2.28        2.20             2.20              44.9%         34.7%        $1,544,391
     145          $306,343         $290,162    1.99        1.88             1.88              54.1%         37.6%        $1,390,056
     146          $285,817         $278,090    1.92        1.87             1.87              43.4%         33.3%        $1,532,219
     147          $239,466         $219,331    1.62        1.49             1.49              59.5%         46.0%        $1,503,281
     148          $244,050         $242,025    2.30        2.28             2.28              55.6%         55.6%        $1,875,000
     149          $186,553         $171,195    1.44        1.32             1.32              71.1%         60.0%        $1,560,407
     150          $191,204         $181,204    1.96        1.86             1.50              47.0%         43.6%        $1,670,722
     151          $221,262         $198,912    1.62        1.45             1.45              71.8%         56.1%        $1,374,688
     152          $167,881         $154,755    1.71        1.58             1.30              53.9%         46.8%        $1,520,029
     153          $180,548         $166,589    1.52        1.40             1.40              57.0%         47.9%        $1,463,275
     154          $374,513         $351,658    3.89        3.65             3.65              34.5%         34.5%        $1,725,000
     155          $204,612         $194,154    1.82        1.72             1.72              53.1%         44.3%        $1,411,769
     156          $282,726         $260,765    2.52        2.33             2.33              34.0%         28.7%        $1,349,541
     157          $163,789         $152,972    1.46        1.37             1.37              69.5%         58.6%        $1,348,733
     158          $218,533         $183,100    1.64        1.37             1.37              69.0%         45.1%        $1,044,323
     159          $381,283         $353,123    4.91        4.55             3.69              25.2%         22.0%        $1,244,438
     160          $156,328         $145,078    1.68        1.56             1.56              66.5%         55.5%        $1,164,707
     161          $192,770         $183,838    1.42        1.36             1.36              52.9%          1.1%           $27,694
     162          $143,440         $128,567    1.38        1.24             1.24              72.5%         56.4%        $1,060,459
     163          $169,137         $144,189    1.94        1.66             1.66              71.1%         59.2%        $1,095,043
     164          $507,506         $482,453    7.06        6.72             6.72              13.0%         13.0%        $1,300,000
     165          $464,193         $453,360    4.73        4.62             4.62              22.3%         19.3%        $1,101,823
     166          $132,409         $127,009    1.55        1.49             1.49              64.0%         53.7%        $1,046,777
     167          $395,951         $372,763    3.13        2.95             2.95              20.8%          0.5%           $27,550
     168          $131,060         $124,631    1.42        1.35             1.35              63.2%         49.0%          $929,714
     169          $156,637         $138,682    1.93        1.71             1.71              41.0%         34.7%          $972,010
     170          $151,252         $139,043    1.97        1.81             1.81              42.7%         36.3%          $908,437
     171          $132,803         $132,803    1.52        1.52             1.52              50.3%          1.4%           $28,842
     172          $127,717         $115,834    1.59        1.44             1.44              74.8%         58.4%          $803,374
     173          $129,199         $122,625    1.47        1.40             1.40              58.7%          1.7%           $30,299
     174          $169,940         $156,421    2.46        2.26             2.26              40.7%         34.3%          $840,482
     175           $76,569          $76,569    1.41        1.41             1.41              41.8%         35.5%          $644,839
     176          $199,469         $186,766    3.82        3.58             3.58              26.8%         22.6%          $631,650
     177          $104,161         $101,618    1.97        1.92             1.92              40.0%         34.2%          $615,155

                                               2.22X       2.11X           2.01X              56.8%         51.5%

-----------------------------------------------------------------------------------------------------------------------------
  MORTGAGE          APPRAISED       VALUATION                                                          LEASE
  LOAN NO.              VALUE       DATE(11)       LARGEST TENANT(12)                             EXPIRATION DATE      % NSF
-----------------------------------------------------------------------------------------------------------------------------

      1          $249,000,000      08/20/2005      Boscov's                                         04/23/2008         26.7%
      2          $435,000,000      06/07/2005      Borders Books & Music                            01/31/2020          4.3%
      3          $338,900,000      09/15/2005      SBC Services, Inc.                               08/31/2016        100.0%

      4            $8,400,000      06/01/2005      NAP                                                  NAP              NAP
      5            $9,400,000      06/01/2005      NAP                                                  NAP              NAP
      6            $7,900,000      06/01/2005      NAP                                                  NAP              NAP
      7            $8,600,000      06/01/2005      NAP                                                  NAP              NAP
      8            $8,600,000      06/01/2005      NAP                                                  NAP              NAP
      9            $6,800,000      06/01/2005      NAP                                                  NAP              NAP
     10            $6,300,000      06/01/2005      NAP                                                  NAP              NAP
     11            $6,400,000      06/01/2005      NAP                                                  NAP              NAP
     12            $5,500,000      06/01/2005      NAP                                                  NAP              NAP
     13            $5,800,000      06/01/2005      NAP                                                  NAP              NAP
     14            $5,400,000      06/01/2005      NAP                                                  NAP              NAP
     15            $5,000,000      06/01/2005      NAP                                                  NAP              NAP
     16            $4,600,000      06/01/2005      NAP                                                  NAP              NAP
     17            $5,000,000      06/01/2005      NAP                                                  NAP              NAP
     18            $5,500,000      06/01/2005      NAP                                                  NAP              NAP
     19            $5,500,000      06/01/2005      NAP                                                  NAP              NAP
     20            $4,300,000      06/01/2005      NAP                                                  NAP              NAP
     21            $4,300,000      06/01/2005      NAP                                                  NAP              NAP
     22            $4,300,000      06/01/2005      NAP                                                  NAP              NAP
     23            $3,900,000      06/01/2005      NAP                                                  NAP              NAP
     24            $5,500,000      06/01/2005      NAP                                                  NAP              NAP
     25            $5,400,000      06/01/2005      NAP                                                  NAP              NAP
     26            $5,700,000      06/01/2005      NAP                                                  NAP              NAP
     27            $6,100,000      06/01/2005      NAP                                                  NAP              NAP
     28            $3,900,000      06/01/2005      NAP                                                  NAP              NAP
     29            $5,600,000      06/01/2005      NAP                                                  NAP              NAP
     30            $6,100,000      06/01/2005      NAP                                                  NAP              NAP
     31            $4,100,000      06/01/2005      NAP                                                  NAP              NAP
     32            $3,400,000      06/01/2005      NAP                                                  NAP              NAP
     33            $3,700,000      06/01/2005      NAP                                                  NAP              NAP

     34           $14,350,000      08/03/2005      Mervyns                                          09/30/2025        100.0%
     35           $13,810,000      08/03/2005      Mervyns                                          09/30/2025        100.0%
     36           $13,750,000      08/03/2005      Mervyns                                          09/30/2025        100.0%
     37           $10,000,000      08/06/2005      Mervyns                                          09/30/2025        100.0%
     38            $9,740,000      08/02/2005      Mervyns                                          09/30/2025        100.0%
     39            $9,100,000      08/05/2005      Mervyns                                          09/30/2025        100.0%
     40            $9,850,000      08/05/2005      Mervyns                                          09/30/2025        100.0%
     41            $9,050,000      09/12/2005      Mervyns                                          09/30/2025        100.0%
     42            $9,500,000      09/12/2005      Mervyns                                          09/30/2025        100.0%
     43            $9,360,000      08/08/2005      Mervyns                                          09/30/2025        100.0%
     44            $9,625,000      08/16/2005      Mervyns                                          09/30/2025        100.0%
     45            $9,280,000      08/11/2005      Mervyns                                          09/30/2025        100.0%
     46            $9,170,000      08/03/2005      Mervyns                                          09/30/2025        100.0%
     47            $8,720,000      07/22/2005      Mervyns                                          09/30/2025        100.0%
     48            $8,690,000      08/10/2005      Mervyns                                          09/30/2025        100.0%
     49            $9,100,000      09/12/2005      Mervyns                                          09/30/2025        100.0%
     50            $9,000,000      09/12/2005      Mervyns                                          09/30/2025        100.0%
     51            $9,000,000      08/09/2005      Mervyns                                          09/30/2025        100.0%
     52            $8,440,000      07/22/2005      Mervyns                                          09/30/2025        100.0%
     53            $8,430,000      08/03/2005      Mervyns                                          09/30/2025        100.0%
     54            $8,450,000      08/05/2005      Mervyns                                          09/30/2025        100.0%
     55            $8,000,000      08/10/2005      Mervyns                                          09/30/2025        100.0%
     56            $7,500,000      08/02/2005      Mervyns                                          09/30/2025        100.0%
     57            $6,750,000      08/02/2005      Mervyns                                          09/30/2025        100.0%
     58            $6,020,000      08/03/2005      Mervyns                                          09/30/2025        100.0%
     59           $79,000,000      10/06/2005      Bergner's                                        09/11/2008         20.4%
     60           $69,600,000      10/27/2005      Giant Eagle                                      09/30/2025         16.9%
     61           $60,000,000      01/01/2006      NAP                                                  NAP              NAP
     62           $69,200,000      12/01/2005      NAP                                                  NAP              NAP
     63           $67,400,000      08/15/2005      NAP                                                  NAP              NAP
     64           $41,600,000      10/05/2005      Ross Stores, Inc.                                09/30/2015         13.2%
     65           $41,800,000      09/21/2005      Anthem Health Plan of Kentucky, Inc.             08/31/2020        100.0%
     66           $49,000,000      08/29/2005      Huntsman International LLC                       08/31/2022        100.0%
     67           $40,450,000      10/12/2004      ACE Hardware Corporation                         11/30/2014        100.0%
     68           $34,800,000      08/05/2005      Wells Fargo Bank Indiana, NA                     05/31/2015         49.4%
     69           $31,600,000      10/21/2005      Countrywide Home Loans, Inc.                     08/31/2015        100.0%
     70           $37,500,000      08/31/2005      Allied Waste                                     01/31/2010         53.9%
     71           $34,500,000      11/13/2005      Bed, Bath & Beyond                               01/31/2013         37.1%
     72           $62,100,000      08/05/2005      NAP                                                  NAP              NAP
     73          $207,200,000      06/30/2005      NAP                                                  NAP              NAP
     74           $19,620,000      06/06/2005      Wells Fargo Bank                                 12/31/2011         18.8%
     75           $24,000,000      12/01/2005      Dick's Sporting Goods                            03/31/2020         51.1%
     76           $23,200,000      12/02/2005      Wal-Mart (Ground Lease)                          02/29/2024         79.1%
     77           $28,000,000      08/30/2005      City of New York                                 01/31/2018        100.0%
     78           $22,500,000      01/21/2005      ReMax of Boulder                                 03/31/2012         18.6%
     79           $19,000,000      09/22/2005      Transwestern                                     05/31/2010         38.0%
     80           $19,100,000      12/15/2005      NAP                                                  NAP              NAP
     81           $17,300,000      10/05/2005      Publix Super Markets, Inc.                       01/31/2016         62.5%
     82           $28,000,000      07/20/2005      NAP                                                  NAP              NAP
     83           $19,500,000      07/22/2006      Movie Tavern                                     12/31/2015         14.9%
     84           $15,900,000      08/23/2005      Scolari's                                        12/31/2012         33.6%
     85           $14,700,000      06/16/2005      NAP                                                  NAP              NAP
     86           $13,000,000      10/03/2005      Wildman                                          02/28/2010         32.9%
     87           $18,000,000      08/24/2005      National University                              02/28/2014         85.2%
     88           $17,000,000      08/30/2005      Wal-Mart Supercenter                             06/14/2015         80.5%
     89           $62,500,000      06/01/2005      NAP                                                  NAP              NAP
     90           $15,930,000      03/02/2005      TJ Maxx                                          08/21/2009         32.8%
     91           $14,500,000      08/27/2005      Third Party Enterprises, Inc.                    01/31/2009         34.8%
     92            $9,000,000      07/20/2005      Game Stop, Inc.                                  01/31/2011         21.4%
     93           $10,000,000      07/15/2005      ACE Hardware Corporation                         05/01/2015         32.1%
     94           $14,100,000      02/01/2006      Kinkos                                           03/31/2009         23.1%
     95           $10,100,000      11/07/2005      Pivitol Post                                     04/30/2008         35.5%
     96           $10,085,000      08/24/2005      Childtime Childcare                              02/14/2008          9.8%
     97            $8,450,000      07/13/2005      Washington Mutual Bank                           11/30/2010         11.8%
     98            $9,900,000      11/01/2005      Publix Super Markets, Inc.                       05/31/2020         62.4%
     99            $7,900,000      10/25/2005      NAP                                                  NAP              NAP
     100           $9,400,000      08/22/2005      Ye Old Spirit Shop                               06/30/2008         12.6%
     101           $7,600,000      10/05/2005      Kohl's Department Store                          01/31/2026        100.0%
     102           $9,160,000      09/15/2005      NAP                                                  NAP              NAP
     103          $11,100,000      09/01/2005      NAP                                                  NAP              NAP
     104           $7,400,000      09/13/2005      NP Dodge Real Estate Sales, Inc.                 06/30/2014         27.2%

     105           $5,900,000      08/17/2005      Kmart                                            11/30/2011         63.4%
     106           $3,750,000      08/17/2005      Pool City                                        05/01/2013         49.4%
     107           $2,300,000      08/17/2005      CVS                                              01/14/2011         52.9%
     108           $7,180,000      07/08/2005      Covello Group                                    08/01/2010         27.5%
     109           $9,250,000      06/02/2005      Biggs Cardosa Associates                         02/28/2007         33.8%
     110           $9,250,000      10/01/2005      NAP                                                  NAP              NAP

     111           $5,600,000      06/09/2005      Ron Martin                                       05/31/2020         33.3%
     112           $1,400,000      06/09/2005      Tuesday Morning                                  07/15/2008         42.9%
     113           $9,000,000      09/01/2005      Kitchen Kaboodle                                 05/31/2013         34.6%
     114           $9,000,000      08/11/2005      Argix Direct, Inc.                               08/31/2008        100.0%
     115           $9,700,000      08/02/2005      Bally Total Fitness                              09/30/2009         41.6%
     116           $8,300,000      07/10/2005      24-Hour Fitness                                  06/30/2025        100.0%
     117          $12,900,000      08/15/2005      Bally Total Fitness                              08/01/2006         82.9%
     118           $6,400,000      11/01/2005      Jared Jewelers                                   01/31/2026         54.1%
     119           $5,200,000      10/11/2005      American Health Network of Indiana, LLC          05/31/2015         39.7%
     120           $8,500,000      06/07/2005      NAP                                                  NAP              NAP
     121           $6,500,000      10/10/2005      NAP                                                  NAP              NAP
     122           $7,000,000      09/23/2005      IVAX Pharmaceuticals NV, Inc.                    01/31/2009        100.0%
     123           $5,400,000      10/07/2005      Inter County Building Materials                  10/31/2015         34.7%
     124           $7,500,000      06/20/2005      Blockbuster Video                                12/31/2009         11.8%
     125           $5,600,000      10/26/2005      Bucks County Montessori                          07/31/2006         27.2%
     126           $4,310,000      09/26/2005      Joel Rutstein MD, PA                             07/31/2010         36.4%
     127           $8,500,000      08/29/2005      NAP                                                  NAP              NAP
     128           $5,200,000      09/05/2005      Drexel Heritage Furniture Industries, Inc.       12/31/2013        100.0%
     129           $4,400,000      09/14/2005      Automated Legal Systems                          07/31/2007         32.7%
     130           $7,600,000      12/01/2005      Kragen Auto                                      04/01/2015         29.2%
     131           $8,000,000      08/23/2005      NAP                                                  NAP              NAP
     132           $3,600,000      10/21/2005      Allied Tool & Die Company                        11/21/2015        100.0%
     133           $4,100,000      08/19/2005      David's Bridal, Inc.                             07/30/2015         75.6%
     134           $3,800,000      09/09/2005      Eckerd Corporation                               01/12/2024        100.0%
     135           $3,350,000      07/06/2005      Darque Tan                                       01/31/2015         23.8%
     136           $4,400,000      08/02/2005      Amercian Teleconference                          05/31/2006         15.8%
     137           $1,600,000      08/18/2005      The Goddard School                               02/07/2017        100.0%
     138           $5,275,000      09/23/2005      Baltek Corporation                               02/28/2010        100.0%
     139           $3,250,000      06/21/2005      The Great American Restaurant                    02/28/2010         18.6%
     140           $3,500,000      08/31/2005      NAP                                                  NAP              NAP
     141           $4,450,000      08/22/2005      Eckerd Corporation                               03/01/2018        100.0%
     142           $3,325,000      10/28/2005      NAP                                                  NAP              NAP
     143           $2,700,000      09/30/2005      Cheyenne Mountain Liquor                         10/31/2008         26.2%
     144           $4,450,000      10/17/2005      Rite Aid Corporation                             03/21/2020        100.0%
     145           $3,700,000      07/05/2005      Federal Govt. TSA                                11/30/2009         20.0%
     146           $4,600,000      10/11/2005      PETsMART                                         12/28/2013        100.0%
     147           $3,270,000      08/23/2005      Pohl, Inc. of America                            10/10/2015        100.0%
     148           $3,370,000      08/21/2005      Walgreen Co.                                     06/30/2054        100.0%
     149           $2,600,000      10/11/2005      Nebraska Book Co                                 08/31/2011         54.6%
     150           $3,830,000      08/22/2005      Bright Now! Dental, Inc.                         07/31/2015         32.5%
     151           $2,450,000      07/19/2005      HH Gregg Appliance, Inc.                         12/31/2006         77.8%
     152           $3,245,000      07/06/2005      Villaggio Salon                                  07/31/2008         24.2%
     153           $3,055,000      07/22/2005      Financial West Group, Inc.                       08/24/2020         49.8%
     154           $5,000,000      08/24/2005      White Cap Construction Supply                    12/31/2009         37.8%
     155           $3,190,000      11/02/2005      NAP                                                  NAP              NAP
     156           $4,700,000      10/13/2005      Thomas' Black Belt Academy                       09/30/2008         10.3%
     157           $2,300,000      10/07/2005      Sentara Health Care                              01/31/2012        100.0%
     158           $2,315,000      07/06/2005      State of Alaska Dept. of Corrections             07/31/2014         63.2%
     159           $5,660,000      08/12/2005      L&L Liquor                                       02/28/2012         15.7%
     160           $2,100,000      09/09/2005      Property Solutions Inc.                          07/31/2020        100.0%
     161           $2,600,000      09/29/2005      NAP                                                  NAP              NAP
     162           $1,880,000      05/02/2005      Serg's Granite Marble                            02/28/2008         22.0%
     163           $1,850,000      06/10/2005      Preston Exploration                              05/31/2008         47.3%
     164          $10,000,000      08/30/2005      Petco                                            11/13/2010         58.1%
     165           $5,700,000      09/20/2005      NAP                                                  NAP              NAP
     166           $1,950,000      08/24/2005      NAP                                                  NAP              NAP
     167           $5,980,000      09/12/2005      Frank Riccoboni, DDS                             03/31/2007         18.7%
     168           $1,896,000      10/20/2005      Hollywood Video                                  06/29/2014         67.1%
     169           $2,800,000      01/01/2006      Northwest Behavioral Medicine                    09/01/2018         79.6%
     170           $2,500,000      09/08/2005      Paper Lion                                       08/31/2006         21.8%
     171           $2,050,000      02/24/2005      Bank of America, N.A.                            01/31/2025        100.0%
     172           $1,375,000      09/15/2005      Eagle Enterprises                                12/31/2012         56.9%
     173           $1,750,000      08/10/2005      Nextel                                           06/24/2010         35.8%
     174           $2,450,000      08/22/2005      AutoZone                                         05/31/2009         39.1%
     175           $1,815,000      09/26/2005      Carl's Jr.                                       12/31/2017        100.0%
     176           $2,800,000      10/01/2005      Eckerd Drugs                                     12/31/2010         50.2%
     177           $1,800,000      06/13/2005      Taco Bell                                        07/31/2025        100.0%

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                                                          LEASE
  LOAN NO.    SECOND LARGEST TENANT(12)                        EXPIRATION DATE      % NSF        THIRD LARGEST TENANT(12)
------------------------------------------------------------------------------------------------------------------------------------

      1       Lord & Taylor                                      01/31/2016         15.8%        Loews Theatre
      2       R.E.I.                                             01/31/2015          4.0%        Express
      3       NAP                                                    NAP              NAP        NAP

      4       NAP                                                    NAP              NAP        NAP
      5       NAP                                                    NAP              NAP        NAP
      6       NAP                                                    NAP              NAP        NAP
      7       NAP                                                    NAP              NAP        NAP
      8       NAP                                                    NAP              NAP        NAP
      9       NAP                                                    NAP              NAP        NAP
     10       NAP                                                    NAP              NAP        NAP
     11       NAP                                                    NAP              NAP        NAP
     12       NAP                                                    NAP              NAP        NAP
     13       NAP                                                    NAP              NAP        NAP
     14       NAP                                                    NAP              NAP        NAP
     15       NAP                                                    NAP              NAP        NAP
     16       NAP                                                    NAP              NAP        NAP
     17       NAP                                                    NAP              NAP        NAP
     18       NAP                                                    NAP              NAP        NAP
     19       NAP                                                    NAP              NAP        NAP
     20       NAP                                                    NAP              NAP        NAP
     21       NAP                                                    NAP              NAP        NAP
     22       NAP                                                    NAP              NAP        NAP
     23       NAP                                                    NAP              NAP        NAP
     24       NAP                                                    NAP              NAP        NAP
     25       NAP                                                    NAP              NAP        NAP
     26       NAP                                                    NAP              NAP        NAP
     27       NAP                                                    NAP              NAP        NAP
     28       NAP                                                    NAP              NAP        NAP
     29       NAP                                                    NAP              NAP        NAP
     30       NAP                                                    NAP              NAP        NAP
     31       NAP                                                    NAP              NAP        NAP
     32       NAP                                                    NAP              NAP        NAP
     33       NAP                                                    NAP              NAP        NAP

     34       NAP                                                    NAP              NAP        NAP
     35       NAP                                                    NAP              NAP        NAP
     36       NAP                                                    NAP              NAP        NAP
     37       NAP                                                    NAP              NAP        NAP
     38       NAP                                                    NAP              NAP        NAP
     39       NAP                                                    NAP              NAP        NAP
     40       NAP                                                    NAP              NAP        NAP
     41       NAP                                                    NAP              NAP        NAP
     42       NAP                                                    NAP              NAP        NAP
     43       NAP                                                    NAP              NAP        NAP
     44       NAP                                                    NAP              NAP        NAP
     45       NAP                                                    NAP              NAP        NAP
     46       NAP                                                    NAP              NAP        NAP
     47       NAP                                                    NAP              NAP        NAP
     48       NAP                                                    NAP              NAP        NAP
     49       NAP                                                    NAP              NAP        NAP
     50       NAP                                                    NAP              NAP        NAP
     51       NAP                                                    NAP              NAP        NAP
     52       NAP                                                    NAP              NAP        NAP
     53       NAP                                                    NAP              NAP        NAP
     54       NAP                                                    NAP              NAP        NAP
     55       NAP                                                    NAP              NAP        NAP
     56       NAP                                                    NAP              NAP        NAP
     57       NAP                                                    NAP              NAP        NAP
     58       NAP                                                    NAP              NAP        NAP
     59       Sears                                              02/16/2011         19.1%        Kohl's
     60       Dicks Sporting Goods                               01/31/2021         11.6%        Hollywood Theatres, Inc.
     61       NAP                                                    NAP              NAP        NAP
     62       NAP                                                    NAP              NAP        NAP
     63       NAP                                                    NAP              NAP        NAP
     64       Best Buy Stores, L.P.                              01/31/2021         13.1%        Marshall's of MA, Inc.
     65       NAP                                                    NAP              NAP        NAP
     66       NAP                                                    NAP              NAP        NAP
     67       NAP                                                    NAP              NAP        NAP
     68       Baker & Daniels                                    08/31/2015         36.7%        Schenkel Shultz, Inc.
     69       NAP                                                    NAP              NAP        NAP
     70       Trivita Way International                          12/31/2007         22.8%        Cybermetrics
     71       Urban Home                                         01/31/2008         11.0%        Ethan Allen (Fidelity)
     72       NAP                                                    NAP              NAP        NAP
     73       NAP                                                    NAP              NAP        NAP
     74       HQ Global Workplaces, Inc                          04/30/2009         18.6%        River City Medical Group
     75       Linens N Things                                    07/30/2015         26.4%        iParty
     76       PETsMART                                           05/31/2020          8.6%        The Matress Firm
     77       NAP                                                    NAP              NAP        NAP
     78       Land Title Guarantee Company                       05/31/2010          9.0%        Packard & Dierking
     79       Mantech/ADG                                        02/28/2006          6.5%        So Cal Graphics
     80       NAP                                                    NAP              NAP        NAP
     81       Blockbuster                                        08/31/2010          7.8%        El Rodeo
     82       NAP                                                    NAP              NAP        NAP
     83       Work Source                                        11/30/2010          7.3%        GMRI Inc - Olive Garden
     84       Rite Aid                                           05/31/2009         16.1%        TKD Surf Shop
     85       NAP                                                    NAP              NAP        NAP
     86       Metro 53                                           11/30/2012         19.4%        Edgar Tech
     87       W.E. O'Neil Construction                           06/14/2007         11.0%        Stephen R. Wright Accountancy
     88       Dollar Tree Stores, Inc.                           02/29/2008          3.4%        BW-3
     89       NAP                                                    NAP              NAP        NAP
     90       Shop N' Save                                       11/30/2019         25.8%        Sherwin Williams
     91       Comptree, Inc.                                     12/14/2007         31.0%        Sincere Silk, Inc.
     92       Mellow Mushroom                                    11/20/2015         19.5%        Washington Mutual Bank
     93       MiniSkool Learning Centers                         06/08/2015         21.6%        Wings N' Things
     94       Active Sports                                      05/31/2015         21.5%        Artistic Smile Family Dental
     95       BBC America                                        12/31/2010         17.3%        Launch Pad, LLC
     96       Eatza Pizza                                        10/31/2010          8.6%        Brakes Plus
     97       All Shapes Fitness                                 07/31/2010          9.2%        Soakin Up the Rays
     98       Dollar Tree Stores, Inc.                           01/31/2011          8.5%        Blockbuster, Inc.
     99       NAP                                                    NAP              NAP        NAP
     100      U.S. Government                                    09/30/2006         11.3%        SAIC Frederick, Inc.
     101      NAP                                                    NAP              NAP        NAP
     102      NAP                                                    NAP              NAP        NAP
     103      NAP                                                    NAP              NAP        NAP
     104      Reaction, Inc.                                     07/31/2014         10.3%        JungleFit LLC

     105      Aldi, Inc.                                         08/15/2011         13.9%        Eckerd
     106      Fashion Bug                                        11/30/2006         14.4%        Kid Zone Play Zone
     107      Dollar Bank                                        05/31/2014         23.1%        Chan An Restaurant
     108      Citibank                                           10/01/2009         18.8%        NorCal Commercial
     109      Delucchi, Hawn & Co.                               09/30/2006         15.4%        Evergreen Data Systems
     110      NAP                                                    NAP              NAP        NAP

     111      Hauser Homes                                       02/28/2015         33.3%        Bassett (Longview)
     112      Pro-Ad, Inc. (Daniles)                             12/31/2007         39.6%        Ron Martin
     113      Lamps Plus                                         09/30/2008         28.3%        Ritz Camera Center
     114      NAP                                                    NAP              NAP        NAP
     115      Hope Chapel of Colorado                            07/31/2010          8.4%        Silver Pond Chinese Restaurant
     116      NAP                                                    NAP              NAP        NAP
     117      Chiko Enterprises                                  07/31/2006         13.3%        Kim Management
     118      Baha Fresh Mexican Grill                           11/21/2015         30.9%        Starbucks Corporation
     119      Orthopaedics-Indianapolis, PC                      09/30/2010         31.4%        Physiotherapy Associates, Inc.
     120      NAP                                                    NAP              NAP        NAP
     121      NAP                                                    NAP              NAP        NAP
     122      NAP                                                    NAP              NAP        NAP
     123      Master Millwork Industries, Inc.                   10/31/2010         21.4%        Joelee, Inc.
     124      Partners Family Health                             04/30/2008         11.2%        Typical Life Corp.
     125      Levittown Beauty Academy                           01/31/2008         14.3%        Da Bar Restaurant
     126      Bio-Medical Applications                           02/28/2008         14.2%        STARS JEH-EAS Inc
     127      NAP                                                    NAP              NAP        NAP
     128      NAP                                                    NAP              NAP        NAP
     129      UC Physical Therapy                                07/31/2010         11.4%        Genesis Christian Church
     130      Vogue Salon                                        10/01/2010         10.6%        Chicago Title
     131      NAP                                                    NAP              NAP        NAP
     132      NAP                                                    NAP              NAP        NAP
     133      The Nailco Group dba Be Beautiful                  08/31/2015         24.4%        NAP
     134      NAP                                                    NAP              NAP        NAP
     135      Flirt Clothing                                     02/28/2008         16.5%        Beverly Hills Nail Salon
     136      Wells Fargo Corp                                   10/31/2009         12.7%        Weichmann, Boyce & Assoc
     137      NAP                                                    NAP              NAP        NAP
     138      NAP                                                    NAP              NAP        NAP
     139      Crystal Creek Dental                               11/30/2009         13.8%        St. Paul Cleaners
     140      NAP                                                    NAP              NAP        NAP
     141      NAP                                                    NAP              NAP        NAP
     142      NAP                                                    NAP              NAP        NAP
     143      Loaf N Jug Mini Mart                               12/31/2007         16.7%        Columbine Animal Clinic
     144      NAP                                                    NAP              NAP        NAP
     145      Hawaii Pizza Hut                                   12/31/2018         13.3%        CARE-Hawaii, Inc.
     146      NAP                                                    NAP              NAP        NAP
     147      NAP                                                    NAP              NAP        NAP
     148      NAP                                                    NAP              NAP        NAP
     149      Kaplan, Inc.                                       06/30/2008         10.9%        Art of Hair
     150      BLT Management LLC                                 08/30/2012         18.2%        Sun Nails & Spa
     151      Eye Center Group, LLC                              10/31/2008          7.4%        Clothes Closet
     152      Johns Wok                                          10/31/2009         20.7%        Robert Coffey Dental
     153      Panitz, Kossof, Waldman                            06/30/2007         26.8%        Howard S. Rosen
     154      Pacific Architectural Hardwoods                    05/31/2010         26.4%        Ted's Auto Body & Paint
     155      NAP                                                    NAP              NAP        NAP
     156      Java Junction                                      02/28/2006          8.4%        Hot Yoga
     157      NAP                                                    NAP              NAP        NAP
     158      Municipality of Anchorage - Human Rights           09/30/2008         28.6%        NAP
     159      Dairy Queen                                        03/31/2008          9.1%        South China
     160      NAP                                                    NAP              NAP        NAP
     161      NAP                                                    NAP              NAP        NAP
     162      Lakeville Ent. Ptnrs.                              06/30/2010         22.0%        Escali, Inc
     163      Shrieve Chemical (subleased to Tri Eagle)          05/31/2006         16.6%        Woodstead Court Limited
     164      Capella Salon                                      12/31/2012         13.3%        Sprint
     165      NAP                                                    NAP              NAP        NAP
     166      NAP                                                    NAP              NAP        NAP
     167      Robert Byers, DDS                                  03/31/2007         16.6%        William Palank, DDS
     168      Subway                                             11/30/2009         18.8%        Smoker's Depot
     169      Total Sleep Diagnostics                            09/01/2006         10.2%        Atlanta Area Psychologists
     170      Yours by Design                                    10/31/2007         17.4%        Tan 2000
     171      NAP                                                    NAP              NAP        NAP
     172      FMC                                                12/31/2010         43.1%        NAP
     173      La Paletera                                        08/14/2015         21.7%        Check N Go
     174      East County Urgent Care                            12/31/2007         34.6%        Carpet Towne
     175      NAP                                                    NAP              NAP        NAP
     176      Layfayette Bank                                    08/31/2009         18.2%        Pizza Village
     177      NAP                                                    NAP              NAP        NAP

----------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE          LEASE                         INSURANCE             TAX         CAPITAL EXPENDITURE           TI/LC
  LOAN NO.     EXPIRATION DATE      % NSF      ESCROW IN PLACE    ESCROW IN PLACE   ESCROW IN PLACE(13)    ESCROW IN PLACE(14)
----------------------------------------------------------------------------------------------------------------------------------

      1          12/31/2015          7.9%             No                Yes                 Yes                    Yes
      2          01/31/2007          2.9%             No                No                   No                    No
      3              NAP              NAP             No                No                   No                    No

      4              NAP              NAP            Yes                Yes                 Yes                    No
      5              NAP              NAP            Yes                Yes                 Yes                    No
      6              NAP              NAP            Yes                Yes                 Yes                    No
      7              NAP              NAP            Yes                Yes                 Yes                    No
      8              NAP              NAP            Yes                Yes                 Yes                    No
      9              NAP              NAP            Yes                Yes                 Yes                    No
     10              NAP              NAP            Yes                Yes                 Yes                    No
     11              NAP              NAP            Yes                Yes                 Yes                    No
     12              NAP              NAP            Yes                Yes                 Yes                    No
     13              NAP              NAP            Yes                Yes                 Yes                    No
     14              NAP              NAP            Yes                Yes                 Yes                    No
     15              NAP              NAP            Yes                Yes                 Yes                    No
     16              NAP              NAP            Yes                Yes                 Yes                    No
     17              NAP              NAP            Yes                Yes                 Yes                    No
     18              NAP              NAP            Yes                Yes                 Yes                    No
     19              NAP              NAP            Yes                Yes                 Yes                    No
     20              NAP              NAP            Yes                Yes                 Yes                    No
     21              NAP              NAP            Yes                Yes                 Yes                    No
     22              NAP              NAP            Yes                Yes                 Yes                    No
     23              NAP              NAP            Yes                Yes                 Yes                    No
     24              NAP              NAP            Yes                Yes                 Yes                    No
     25              NAP              NAP            Yes                Yes                 Yes                    No
     26              NAP              NAP            Yes                Yes                 Yes                    No
     27              NAP              NAP            Yes                Yes                 Yes                    No
     28              NAP              NAP            Yes                Yes                 Yes                    No
     29              NAP              NAP            Yes                Yes                 Yes                    No
     30              NAP              NAP            Yes                Yes                 Yes                    No
     31              NAP              NAP            Yes                Yes                 Yes                    No
     32              NAP              NAP            Yes                Yes                 Yes                    No
     33              NAP              NAP            Yes                Yes                 Yes                    No

     34              NAP              NAP             No                No                   No                    No
     35              NAP              NAP             No                No                   No                    No
     36              NAP              NAP             No                No                   No                    No
     38              NAP              NAP             No                No                   No                    No
     39              NAP              NAP             No                No                   No                    No
     39              NAP              NAP             No                No                   No                    No
     40              NAP              NAP             No                No                   No                    No
     41              NAP              NAP             No                No                   No                    No
     42              NAP              NAP             No                No                   No                    No
     43              NAP              NAP             No                No                   No                    No
     44              NAP              NAP             No                No                   No                    No
     45              NAP              NAP             No                No                   No                    No
     46              NAP              NAP             No                No                   No                    No
     47              NAP              NAP             No                No                   No                    No
     48              NAP              NAP             No                No                   No                    No
     49              NAP              NAP             No                No                   No                    No
     50              NAP              NAP             No                No                   No                    No
     51              NAP              NAP             No                No                   No                    No
     52              NAP              NAP             No                No                   No                    No
     53              NAP              NAP             No                No                   No                    No
     54              NAP              NAP             No                No                   No                    No
     55              NAP              NAP             No                No                   No                    No
     56              NAP              NAP             No                No                   No                    No
     57              NAP              NAP             No                No                   No                    No
     58              NAP              NAP             No                No                   No                    No
     59          12/31/2019         12.9%             No                No                   No                    No
     60          10/31/2020         10.3%             No                Yes                  No                    Yes
     61              NAP              NAP             No                No                   No                    No
     62              NAP              NAP             No                No                   No                    No
     63              NAP              NAP             No                No                   No                    No
     64          08/31/2015         13.1%            Yes                Yes                  No                    Yes
     65              NAP              NAP             No                No                   No                    No
     66              NAP              NAP             No                No                   No                    No
     67              NAP              NAP             No                No                   No                    No
     68          04/30/2015          5.2%             No                No                   No                    No
     69              NAP              NAP             No                No                   No                    No
     70          12/30/2008          3.5%            Yes                Yes                  No                    Yes
     71          08/31/2007          9.5%             No                No                   No                    No
     72              NAP              NAP             No                No                   No                    No
     73              NAP              NAP             No                No                   No                    No
     74          03/09/2006         10.0%            Yes                Yes                  No                    Yes
     75          07/14/2015          9.7%             No                No                   No                    No
     76          04/30/2010          2.2%             No                No                   No                    No
     77              NAP              NAP            Yes                No                  Yes                    No
     78          02/28/2011          5.7%             No                Yes                  No                    Yes
     79          06/30/2007          4.0%             No                No                  Yes                    No
     80              NAP              NAP             No                Yes                  No                    No
     81          04/30/2006          5.7%            Yes                Yes                 Yes                    No
     82              NAP              NAP             No                No                  Yes                    No
     83          12/31/2006          6.3%            Yes                Yes                 Yes                    No
     84          09/14/2006          4.2%            Yes                Yes                  No                    No
     85              NAP              NAP             No                No                   No                    No
     86          11/30/2007         15.9%            Yes                Yes                 Yes                    No
     87          07/14/2007          3.9%             No                Yes                 Yes                    No
     88          11/30/2007          2.5%            Yes                Yes                 Yes                    No
     89              NAP              NAP             No                No                   No                    No
     90          06/30/2009          5.6%             No                No                   No                    No
     91          08/31/2006         22.5%             No                No                   No                    No
     92          11/06/2015         15.9%             No                Yes                  No                    Yes
     93          09/30/2010          7.1%            Yes                Yes                 Yes                    Yes
     94          12/31/2015         17.5%             No                Yes                 Yes                    No
     95          11/30/2010         16.8%            Yes                Yes                 Yes                    Yes
     96          12/31/2008          8.0%             No                No                  Yes                    Yes
     97          08/30/2010          8.0%            Yes                Yes                  No                    Yes
     98          09/30/2006          7.1%             No                No                   No                    No
     99              NAP              NAP             No                Yes                  No                    No
     100         09/30/2006         10.9%            Yes                Yes                 Yes                    Yes
     101             NAP              NAP             No                No                   No                    No
     102             NAP              NAP            Yes                Yes                  No                    No
     103             NAP              NAP            Yes                Yes                 Yes                    No
     104         05/31/2010          8.7%            Yes                Yes                  No                    Yes

     105         08/31/2009          4.8%             No                No                   No                    No
     106         06/30/2010         13.5%             No                No                   No                    No
     107         07/31/2011          7.1%             No                No                   No                    No
     108         09/01/2008         14.4%             No                No                   No                    No
     109         03/31/2007          9.4%             No                No                   No                    No
     110             NAP              NAP             No                No                   No                    No

     111         08/31/2015         33.3%            Yes                Yes                 Yes                    Yes
     112         05/31/2020          9.2%            Yes                Yes                 Yes                    Yes
     113         01/31/2009          8.3%             No                Yes                  No                    No
     114             NAP              NAP            Yes                Yes                 Yes                    No
     115         02/28/2010          6.3%             No                No                   No                    No
     116             NAP              NAP             No                No                   No                    No
     117         02/28/2006          2.4%            Yes                Yes                  No                    No
     118         09/30/2015         15.0%             No                Yes                  No                    No
     119         09/30/2010         14.5%             No                Yes                  No                    Yes
     120             NAP              NAP             No                No                   No                    No
     121             NAP              NAP             No                No                   No                    No
     122             NAP              NAP             No                No                  Yes                    No
     123         10/31/2010         11.0%             No                Yes                  No                    No
     124         08/31/2010          9.6%             No                No                  Yes                    No
     125         11/30/2014         11.8%             No                No                  Yes                    Yes
     126         02/28/2008         10.4%             No                Yes                  No                    Yes
     127             NAP              NAP             No                No                   No                    No
     128             NAP              NAP             No                No                   No                    No
     129         12/31/2005          7.8%            Yes                Yes                 Yes                    Yes
     130         11/01/2010          9.7%             No                No                   No                    No
     131             NAP              NAP            Yes                Yes                 Yes                    No
     132             NAP              NAP             No                Yes                  No                    No
     133             NAP              NAP             No                Yes                  No                    Yes
     134             NAP              NAP             No                No                   No                    No
     135         07/30/2009         15.5%             No                Yes                 Yes                    Yes
     136         11/30/2011         12.5%             No                No                   No                    No
     137             NAP              NAP             No                No                   No                    No
     138             NAP              NAP             No                No                  Yes                    No
     139         07/31/2009         13.3%             No                Yes                 Yes                    Yes
     140             NAP              NAP             No                Yes                  No                    No
     141             NAP              NAP             No                No                   No                    No
     142             NAP              NAP            Yes                Yes                 Yes                    No
     143         11/30/2009          9.4%            Yes                Yes                 Yes                    Yes
     144             NAP              NAP             No                No                   No                    No
     145         04/30/2008          9.5%            Yes                Yes                  No                    No
     146             NAP              NAP             No                No                   No                    No
     147             NAP              NAP             No                No                   No                    No
     148             NAP              NAP             No                No                   No                    No
     149         01/31/2011         10.4%             No                Yes                  No                    No
     150         09/30/2010         13.3%             No                No                   No                    No
     151         10/31/2008          3.7%            Yes                Yes                 Yes                    Yes
     152         10/31/2009         15.4%            Yes                Yes                 Yes                    Yes
     153         08/31/2007         23.4%            Yes                Yes                 Yes                    Yes
     154         07/16/2010         23.0%             No                No                   No                    No
     155             NAP              NAP             No                Yes                  No                    No
     156         03/31/2010          7.5%             No                No                   No                    No
     157             NAP              NAP             No                Yes                  No                    No
     158             NAP              NAP            Yes                Yes                  No                    No
     159         07/31/2008          8.5%             No                No                   No                    No
     160             NAP              NAP             No                No                  Yes                    Yes
     161             NAP              NAP             No                Yes                  No                    No
     162         11/30/2007         11.9%            Yes                Yes                 Yes                    No
     163         08/31/2012          7.2%            Yes                Yes                 Yes                    Yes
     164         10/07/2010         12.1%             No                No                   No                    No
     165             NAP              NAP             No                No                   No                    No
     166             NAP              NAP             No                Yes                 Yes                    No
     167         03/31/2007         12.0%             No                No                   No                    No
     168         04/30/2008         14.1%             No                Yes                  No                    Yes
     169         07/01/2006         10.2%            Yes                Yes                 Yes                    Yes
     170         10/31/2009         12.3%            Yes                Yes                 Yes                    No
     171             NAP              NAP             No                No                   No                    No
     172             NAP              NAP            Yes                Yes                 Yes                    Yes
     173         07/25/2010         21.7%            Yes                Yes                 Yes                    Yes
     174         09/30/2008         17.5%             No                No                   No                    No
     175             NAP              NAP             No                No                   No                    No
     176         07/31/2013         11.7%             No                No                   No                    No
     177             NAP              NAP             No                No                   No                    No

                                                    22.0%              41.6%               29.8%                  32.7%

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                    OTHER                                       SPRINGING                     INITIAL CAPITAL EXPENDITURE
  LOAN NO.           ESCROW DESCRIPTION(15)                         ESCROW DESCRIPTION(16)                    ESCROW REQUIREMENT(17)
------------------------------------------------------------------------------------------------------------------------------------

      1                        NAP                                        Insurance                                          $9,684
      2                        NAP                             RE Tax, Insurance, CapEx, TI/LC                                   $0
      3                        NAP                                RE Tax, Insurance, CapEx                                       $0

      4                        NAP                                           NAP                                             $6,391
      5                        NAP                                           NAP                                             $5,543
      6                        NAP                                           NAP                                             $5,921
      7                        NAP                                           NAP                                             $4,982
      8                        NAP                                           NAP                                             $4,977
      9                        NAP                                           NAP                                             $4,929
     10                        NAP                                           NAP                                             $4,796
     11                        NAP                                           NAP                                             $4,328
     12                        NAP                                           NAP                                             $4,541
     13                        NAP                                           NAP                                             $3,968
     14                        NAP                                           NAP                                             $4,521
     15                        NAP                                           NAP                                             $4,050
     16                        NAP                                           NAP                                             $3,887
     17                        NAP                                           NAP                                             $4,050
     18                        NAP                                           NAP                                             $3,742
     19                        NAP                                           NAP                                             $3,981
     20                        NAP                                           NAP                                             $3,896
     21                        NAP                                           NAP                                             $3,508
     22                        NAP                                           NAP                                             $3,392
     23                        NAP                                           NAP                                             $3,857
     24                        NAP                                           NAP                                             $3,519
     25                        NAP                                           NAP                                             $3,749
     26                        NAP                                           NAP                                             $4,045
     27                        NAP                                           NAP                                             $3,571
     28                        NAP                                           NAP                                             $3,974
     29                        NAP                                           NAP                                             $3,321
     30                        NAP                                           NAP                                             $3,624
     31                        NAP                                           NAP                                             $3,548
     32                        NAP                                           NAP                                             $3,467
     33                        NAP                                           NAP                                             $3,413

     34              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     35              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     36              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     37              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     38              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     39              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     40              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     41              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     42              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     43              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     44              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     45              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     46              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     47              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     48              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     49              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     50              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     51              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     52              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     53              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     54              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     55              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     56              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     57              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     58              Rebate Letter of Credit                   RE Tax, Insurance, CapEx, Other                                   $0
     59                        NAP                         RE Tax, Insurance, CapEx, TI/LC, Other                                $0
     60               Stabilization Reserve                               Insurance                                         $73,627
     61                        NAP                             RE Tax, Insurance, CapEx, Other                                   $0
     62                        NAP                                RE Tax, Insurance, CapEx                                       $0
     63                        NAP                                RE Tax, Insurance, CapEx                                       $0
     64              Additional Security LOC                                 NAP                                                 $0
     65                        NAP                                RE Tax, Insurance, CapEx                                       $0
     66                        NAP                         RE Tax, Insurance, CapEx, TI/LC, Other                                $0
     67                        NAP                                RE Tax, Insurance, CapEx                                       $0
     68                        NAP                                RE Tax, Insurance, CapEx                                       $0
     69                        NAP                                          TI/LC                                                $0
     70                        NAP                                           NAP                                                 $0
     71                        NAP                                    Insurance, TI/LC                                           $0
     72                        NAP                                RE Tax, Insurance, CapEx                                       $0
     73                        NAP                                RE Tax, Insurance, CapEx                                       $0
     74                        NAP                                           NAP                                                 $0
     75                        NAP                                RE Tax, Insurance, CapEx                                       $0
     76                        NAP                                RE Tax, Insurance, CapEx                                       $0
     77                Fire Alarm Reserve                               RE Tax, TI/LC                                        $2,000
     78                  Rental Reserve                                     TI/LC                                                $0
     79                        NAP                                           NAP                                           $268,800
     80                        NAP                                    Insurance, CapEx                                           $0
     81                        NAP                                          TI/LC                                            $1,123
     82                        NAP                                    RE Tax, Insurance                                          $0
     83            Tenant Replacement Reserve                               TI/LC                                                $0
     84                        NAP                                           NAP                                                 $0
     85                        NAP                                RE Tax, Insurance, CapEx                                       $0
     86        Metro Holdback and Occupany Reserve                           NAP                                               $432
     87                 Occupancy Reserve                          Insurance, TI/LC, Other                                   $1,137
     88                        NAP                                          TI/LC                                            $3,162
     89                        NAP                                RE Tax, Insurance, CapEx                                       $0
     90                        NAP                                RE Tax, Insurance, CapEx                                       $0
     91                        NAP                             RE Tax, Insurance, CapEx, TI/LC                                   $0
     92            Additional Security Reserve                               NAP                                                 $0
     93                  Tenant Reserve                                      NAP                                               $584
     94                        NAP                                        Insurance                                              $0
     95                  Tenant Reserve                                      NAP                                               $916
     96                        NAP                                    RE Tax, Insurance                                          $0
     97            Additional Security Reserve                               NAP                                                 $0
     98                        NAP                                RE Tax, Insurance, CapEx                                       $0
     99                        NAP                                           NAP                                                 $0
     100                       NAP                                          TI/LC                                              $870
     101                       NAP                                    RE Tax, Insurance                                          $0
     102                       NAP                                           NAP                                                 $0
     103                       NAP                                           NAP                                                 $0
     104                       NAP                                           NAP                                                 $0

     105                       NAP                                    RE Tax, Insurance                                          $0
     106                       NAP                                    RE Tax, Insurance                                          $0
     107                       NAP                                    RE Tax, Insurance                                          $0
     108                       NAP                                RE Tax, Insurance, CapEx                                       $0
     109                       NAP                                    RE Tax, Insurance                                          $0
     110                       NAP                                    RE Tax, Insurance                                          $0

     111                       NAP                                           NAP                                                 $0
     112                       NAP                                           NAP                                                 $0
     113                       NAP                                        Insurance                                              $0
     114               Violation Holdback                                    NAP                                             $2,309
     115                       NAP                                          TI/LC                                                $0
     116           Additional Security Reserve                          TI/LC, Other                                             $0
     117                       NAP                                        Insurance                                              $0
     118                       NAP                                           NAP                                                 $0
     119                       NAP                                           NAP                                                 $0
     120                       NAP                                    RE Tax, Insurance                                          $0
     121                       NAP                                    RE Tax, Insurance                                          $0
     122                       NAP                                         RE Tax                                            $1,307
     123                       NAP                                          TI/LC                                                $0
     124                       NAP                                    RE Tax, Insurance                                          $0
     125                       NAP                                         RE Tax                                              $567
     126                       NAP                                           NAP                                                 $0
     127                       NAP                                    RE Tax, Insurance                                          $0
     128              Debt Service Reserve                        RE Tax, Insurance, TI/LC                                       $0
     129                 Rental Reserve                                      NAP                                                 $0
     130              Debt Service Reserve                            RE Tax, Insurance                                          $0
     131                       NAP                                           NAP                                                 $0
     132              Debt Service Reserve                                  TI/LC                                                $0
     133                       NAP                                      CapEx, Other                                             $0
     134                       NAP                                RE Tax, Insurance, CapEx                                       $0
     135                       NAP                                        Insurance                                              $0
     136                       NAP                                          TI/LC                                                $0
     137                       NAP                                          TI/LC                                                $0
     138                       NAP                                    RE Tax, Insurance                                      $1,353
     139                       NAP                                        Insurance                                              $0
     140                       NAP                                    Insurance, CapEx                                           $0
     141                       NAP                                RE Tax, Insurance, CapEx                                       $0
     142                       NAP                                           NAP                                                 $0
     143                       NAP                                           NAP                                            $88,897
     144              Debt Service Reserve                              TI/LC, Other                                             $0
     145                       NAP                                      CapEx, TI/LC                                             $0
     146                       NAP                                           NAP                                                 $0
     147                       NAP                                RE Tax, Insurance, TI/LC                                       $0
     148                       NAP                             RE Tax, Insurance, CapEx, Other                                   $0
     149                       NAP                                          TI/LC                                                $0
     150                       NAP                                    RE Tax, Insurance                                          $0
     151                       NAP                                          TI/LC                                                $0
     152                       NAP                                           NAP                                                 $0
     153                       NAP                                           NAP                                                 $0
     154                       NAP                                           NAP                                                 $0
     155                       NAP                                           NAP                                                 $0
     156                       NAP                             RE Tax, Insurance, CapEx, TI/LC                                   $0
     157                       NAP                                          TI/LC                                                $0
     158                       NAP                                          TI/LC                                                $0
     159                       NAP                                           NAP                                                 $0
     160                       NAP                                           NAP                                                 $0
     161                       NAP                                           NAP                                                 $0
     162                       NAP                                           NAP                                            $12,263
     163                 Tenant Reserve                                      NAP                                                 $0
     164                       NAP                                    RE Tax, Insurance                                          $0
     165                       NAP                                    RE Tax, Insurance                                          $0
     166                       NAP                                           NAP                                                 $0
     167                       NAP                                           NAP                                                 $0
     168                       NAP                                           NAP                                                 $0
     169                       NAP                                           NAP                                                 $0
     170                       NAP                                          TI/LC                                                $0
     171                       NAP                                        Insurance                                              $0
     172                       NAP                                           NAP                                                 $0
     173                       NAP                                           NAP                                                 $0
     174                       NAP                                           NAP                                                 $0
     175                       NAP                                           NAP                                                 $0
     176                       NAP                                           NAP                                                 $0
     177                       NAP                                           NAP                                                 $0

                                                                                                                           $594,520

----------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                          MONTHLY CAPITAL EXPENDITURE      CURRENT CAPITAL EXPENDITURE              INITIAL TI/LC
  LOAN NO.                                ESCROW REQUIREMENT(18)               ESCROW BALANCE(19)     ESCROW REQUIREMENT(20)
----------------------------------------------------------------------------------------------------------------------------

      1                                                  $9,684                          $38,736                    $41,667
      2                                                      $0                               $0                         $0
      3                                                      $0                               $0                         $0

      4                                                  $6,391                               $0                         $0
      5                                                  $5,543                               $0                         $0
      6                                                  $5,921                               $0                         $0
      7                                                  $4,982                               $0                         $0
      8                                                  $4,977                               $0                         $0
      9                                                  $4,929                               $0                         $0
     10                                                  $4,796                               $0                         $0
     11                                                  $4,328                               $0                         $0
     12                                                  $4,541                               $0                         $0
     13                                                  $3,968                               $0                         $0
     14                                                  $4,521                               $0                         $0
     15                                                  $4,050                               $0                         $0
     16                                                  $3,887                               $0                         $0
     17                                                  $4,050                               $0                         $0
     18                                                  $3,742                               $0                         $0
     19                                                  $3,981                               $0                         $0
     20                                                  $3,896                               $0                         $0
     21                                                  $3,508                               $0                         $0
     22                                                  $3,392                               $0                         $0
     23                                                  $3,857                               $0                         $0
     24                                                  $3,519                               $0                         $0
     25                                                  $3,749                               $0                         $0
     26                                                  $4,045                               $0                         $0
     27                                                  $3,571                               $0                         $0
     28                                                  $3,974                               $0                         $0
     29                                                  $3,321                               $0                         $0
     30                                                  $3,624                               $0                         $0
     31                                                  $3,548                               $0                         $0
     32                                                  $3,467                               $0                         $0
     33                                                  $3,413                         $577,245                         $0

     34                                                      $0                               $0                         $0
     35                                                      $0                               $0                         $0
     36                                                      $0                               $0                         $0
     37                                                      $0                               $0                         $0
     38                                                      $0                               $0                         $0
     39                                                      $0                               $0                         $0
     40                                                      $0                               $0                         $0
     41                                                      $0                               $0                         $0
     42                                                      $0                               $0                         $0
     43                                                      $0                               $0                         $0
     44                                                      $0                               $0                         $0
     45                                                      $0                               $0                         $0
     46                                                      $0                               $0                         $0
     47                                                      $0                               $0                         $0
     48                                                      $0                               $0                         $0
     49                                                      $0                               $0                         $0
     50                                                      $0                               $0                         $0
     51                                                      $0                               $0                         $0
     52                                                      $0                               $0                         $0
     53                                                      $0                               $0                         $0
     54                                                      $0                               $0                         $0
     55                                                      $0                               $0                         $0
     56                                                      $0                               $0                         $0
     57                                                      $0                               $0                         $0
     58                                                      $0                               $0                         $0
     59                                                      $0                               $0                         $0
     60                                                      $0                               $0                         $0
     61                                                      $0                               $0                         $0
     62                                                      $0                               $0                         $0
     63                                                      $0                               $0                         $0
     64                                                      $0                               $0                   $156,500
     65                                                      $0                               $0                         $0
     66                                                      $0                               $0                         $0
     67                                                      $0                               $0                         $0
     68                                                      $0                               $0                         $0
     69                                                      $0                               $0                         $0
     70                                                      $0                               $0                   $318,000
     71                                                  $1,181                               $0                         $0
     72                                                      $0                               $0                         $0
     73                                                      $0                               $0                         $0
     74                                                      $0                               $0                   $500,000
     75                                                      $0                               $0                         $0
     76                                                      $0                               $0                         $0
     77                                                  $2,000                           $2,002                         $0
     78                                                      $0                               $0                   $285,000
     79                                                      $0                         $268,800                         $0
     80                                                      $0                               $0                         $0
     81                                                  $1,123                           $2,246                         $0
     82                                                 $16,667                          $16,667                         $0
     83                                                  $2,083                               $0                         $0
     84                                                      $0                               $0                         $0
     85                                                      $0                               $0                         $0
     86                                                    $432                             $432                         $0
     87                                                  $1,137                           $2,274                         $0
     88                                                  $3,162                           $3,162                         $0
     89                                                      $0                               $0                         $0
     90                                                      $0                               $0                         $0
     91                                                      $0                               $0                         $0
     92                                                      $0                               $0                    $16,000
     93                                                    $584                           $1,751                     $1,250
     94                                                    $631                               $0                         $0
     95                                                    $916                             $916                     $5,000
     96                                                    $788                               $0                         $0
     97                                                      $0                               $0                         $0
     98                                                      $0                               $0                         $0
     99                                                      $0                               $0                         $0
     100                                                   $870                           $2,611                   $165,000
     101                                                     $0                               $0                         $0
     102                                                     $0                               $0                         $0
     103                                                   $666                             $666                         $0
     104                                                     $0                               $0                         $0

     105                                                     $0                               $0                         $0
     106                                                     $0                               $0                         $0
     107                                                     $0                               $0                         $0
     108                                                     $0                               $0                         $0
     109                                                     $0                               $0                         $0
     110                                                     $0                               $0                         $0

     111                                                   $604                             $604                   $105,000
     112                                                   $117                             $117                         $0
     113                                                     $0                               $0                         $0
     114                                                 $2,309                           $6,931                         $0
     115                                                     $0                               $0                         $0
     116                                                     $0                               $0                         $0
     117                                                     $0                               $0                         $0
     118                                                     $0                               $0                         $0
     119                                                     $0                               $0                         $0
     120                                                     $0                               $0                         $0
     121                                                     $0                               $0                         $0
     122                                                 $1,307                           $2,613                         $0
     123                                                     $0                               $0                         $0
     124                                                 $1,066                           $2,132                         $0
     125                                                   $567                             $567                     $1,667
     126                                                     $0                               $0                   $100,000
     127                                                     $0                               $0                         $0
     128                                                     $0                               $0                         $0
     129                                                   $816                               $0                         $0
     130                                                     $0                               $0                         $0
     131         The greater of $8,115 or 1/12th of 5% of total
             Property revenue from the preceding calendar year.                               $0                         $0
     132                                                     $0                               $0                         $0
     133                                                     $0                               $0                         $0
     134                                                     $0                               $0                         $0
     135                                                   $132                               $0                         $0
     136                                                     $0                               $0                         $0
     137                                                     $0                               $0                         $0
     138                                                 $1,353                           $2,706                         $0
     139                                                   $191                               $0                         $0
     140                                                     $0                               $0                         $0
     141                                                     $0                               $0                         $0
     142                                                 $1,247                               $0                         $0
     143                                                     $0                          $88,909                    $37,208
     144                                                     $0                               $0                         $0
     145                                                     $0                               $0                         $0
     146                                                     $0                               $0                         $0
     147                                                     $0                               $0                         $0
     148                                                     $0                               $0                         $0
     149                                                     $0                               $0                         $0
     150                                                     $0                               $0                         $0
     151                                                   $113                             $338                         $0
     152                                                   $122                             $243                         $0
     153                                                   $170                             $509                         $0
     154                                                     $0                               $0                         $0
     155                                                     $0                               $0                         $0
     156                                                     $0                               $0                         $0
     157                                                     $0                               $0                         $0
     158                                                     $0                               $0                         $0
     159                                                     $0                               $0                         $0
     160                                                   $250                             $250                         $0
     161                                                     $0                               $0                         $0
     162                                                     $0                          $12,300                         $0
     163                                                   $256                             $256                         $0
     164                                                     $0                               $0                         $0
     165                                                     $0                               $0                         $0
     166                                                   $375                             $375                         $0
     167                                                     $0                               $0                         $0
     168                                                     $0                               $0                         $0
     169                                                   $250                               $0                         $0
     170                                                   $137                             $137                         $0
     171                                                     $0                               $0                         $0
     172                                                   $194                             $194                         $0
     173                                                    $69                               $0                         $0
     174                                                     $0                               $0                         $0
     175                                                     $0                               $0                         $0
     176                                                     $0                               $0                         $0
     177                                                     $0                               $0                         $0

                                                       $187,171                       $1,036,689                 $1,732,292

-------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                 MONTHLY TI/LC          CURRENT TI/LC       ENVIRONMENTAL        INTEREST
  LOAN NO.         ESCROW REQUIREMENT(21)     ESCROW BALANCE(22)        INSURANCE       ACCRUAL METHOD    SEASONING(23)
-------------------------------------------------------------------------------------------------------------------------

      1                          $41,667               $166,668             No            Actual/360            4
      2                               $0                     $0             No            Actual/360            6
      3                               $0                     $0             No              30/360              1

      4                               $0                     $0             No            Actual/360            2
      5                               $0                     $0             No            Actual/360            2
      6                               $0                     $0             No            Actual/360            2
      7                               $0                     $0             No            Actual/360            2
      8                               $0                     $0             No            Actual/360            2
      9                               $0                     $0             No            Actual/360            2
     10                               $0                     $0             No            Actual/360            2
     11                               $0                     $0             No            Actual/360            2
     12                               $0                     $0             No            Actual/360            2
     13                               $0                     $0             No            Actual/360            2
     14                               $0                     $0             No            Actual/360            2
     15                               $0                     $0             No            Actual/360            2
     16                               $0                     $0             No            Actual/360            2
     17                               $0                     $0             No            Actual/360            2
     18                               $0                     $0             No            Actual/360            2
     19                               $0                     $0             No            Actual/360            2
     20                               $0                     $0             No            Actual/360            2
     21                               $0                     $0             No            Actual/360            2
     22                               $0                     $0             No            Actual/360            2
     23                               $0                     $0             No            Actual/360            2
     24                               $0                     $0             No            Actual/360            2
     25                               $0                     $0             No            Actual/360            2
     26                               $0                     $0             No            Actual/360            2
     27                               $0                     $0             No            Actual/360            2
     28                               $0                     $0             No            Actual/360            2
     29                               $0                     $0             No            Actual/360            2
     30                               $0                     $0             No            Actual/360            2
     31                               $0                     $0             No            Actual/360            2
     32                               $0                     $0             No            Actual/360            2
     33                               $0                     $0             No            Actual/360            2

     34                               $0                     $0             No              30/360              3
     35                               $0                     $0             No              30/360              3
     36                               $0                     $0             No              30/360              3
     37                               $0                     $0             No              30/360              3
     38                               $0                     $0             No              30/360              3
     39                               $0                     $0             No              30/360              3
     40                               $0                     $0             No              30/360              3
     41                               $0                     $0             No              30/360              3
     42                               $0                     $0             No              30/360              3
     43                               $0                     $0             No              30/360              3
     44                               $0                     $0             No              30/360              3
     45                               $0                     $0             No              30/360              3
     46                               $0                     $0             No              30/360              3
     47                               $0                     $0             No              30/360              3
     48                               $0                     $0             No              30/360              3
     49                               $0                     $0             No              30/360              3
     50                               $0                     $0             No              30/360              3
     51                               $0                     $0             No              30/360              3
     52                               $0                     $0             No              30/360              3
     53                               $0                     $0             No              30/360              3
     54                               $0                     $0             No              30/360              3
     55                               $0                     $0             No              30/360              3
     56                               $0                     $0             No              30/360              3
     57                               $0                     $0             No              30/360              3
     58                               $0                     $0             No              30/360              3
     59                               $0                     $0             No              30/360              1
     60                           $6,000                $12,010             No            Actual/360            3
     61                               $0                     $0             No            Actual/360            2
     62                               $0                     $0             No            Actual/360            0
     63                               $0                     $0             No            Actual/360            3
     64                           $5,000               $156,573             No            Actual/360            1
     65                               $0                     $0             No              30/360              1
     66                               $0                     $0             No            Actual/360            2
     67                               $0                     $0             No              30/360             13
     68                               $0                     $0             No              30/360              1
     69                               $0                     $0             No            Actual/360            1
     70                          $26,500               $318,000             No            Actual/360            2
     71                               $0                     $0             No            Actual/360            0
     72                               $0                     $0             No            Actual/360            3
     73                               $0                     $0             No            Actual/360            5
     74                               $0               $500,000             No            Actual/360            5
     75                               $0                     $0             No              30/360              0
     76                               $0                     $0             No              30/360              1
     77                               $0                     $0             No            Actual/360            1
     78                               $0               $290,111             No            Actual/360            9
     79                               $0                     $0             No            Actual/360            2
     80                               $0                     $0             No              30/360             13
     81                               $0                     $0             No            Actual/360            2
     82                               $0                     $0             No            Actual/360            3
     83                               $0                     $0             No            Actual/360            2
     84                               $0                     $0             No            Actual/360            3
     85                               $0                     $0             No            Actual/360            4
     86                               $0                     $0             No            Actual/360            1
     87                               $0                     $0             No            Actual/360            2
     88                               $0                     $0             No            Actual/360            0
     89                               $0                     $0             No            Actual/360            6
     90                               $0                     $0             No              30/360              1
     91                               $0                     $0             No            Actual/360            3
     92                           $1,250                     $0             No            Actual/360            1
     93                           $1,250                 $3,759             No            Actual/360            3
     94                               $0                     $0             No            Actual/360            0
     95                           $5,000                 $5,000             No            Actual/360            0
     96                           $1,667                     $0             No            Actual/360            2
     97                           $1,700                 $1,700             No            Actual/360            2
     98                               $0                     $0             No              30/360              1
     99                               $0                     $0             No            Actual/360            0
     100                              $0               $165,000             No            Actual/360            3
     101                              $0                     $0             No            Actual/360            1
     102                              $0                     $0             No            Actual/360            2
     103                              $0                     $0             No            Actual/360            2
     104                          $2,500                 $5,000             No            Actual/360            4

     105                              $0                     $0             No            Actual/360            3
     106                              $0                     $0             No            Actual/360            3
     107                              $0                     $0             No            Actual/360            3
     108                              $0                     $0             No            Actual/360            2
     109                              $0                     $0             No            Actual/360            6
     110                              $0                     $0             No            Actual/360            1

     111                          $1,570               $106,825             No            Actual/360            2
     112                            $305                   $305             No            Actual/360            2
     113                              $0                     $0             No            Actual/360            0
     114                              $0                     $0             No            Actual/360            3
     115                              $0                     $0             No            Actual/360            2
     116                              $0                     $0             No            Actual/360            1
     117                              $0                     $0             No            Actual/360            2
     118                              $0                     $0             No            Actual/360            0
     119                          $2,160                     $0             No            Actual/360            1
     120                              $0                     $0        Yes - Group        Actual/360            2
     121                              $0                     $0        Yes - Group        Actual/360            2
     122                              $0                     $0             No            Actual/360            2
     123                              $0                     $0             No            Actual/360            2
     124                              $0                     $0             No            Actual/360            4
     125                          $1,667                 $1,667             No            Actual/360            1
     126                              $0               $100,213             No            Actual/360            2
     127                              $0                     $0             No            Actual/360            2
     128                              $0                     $0        Yes - Group        Actual/360            2
     129                          $3,704                     $0        Yes - Group        Actual/360            1
     130                              $0                     $0             No            Actual/360            6
     131                              $0                     $0             No            Actual/360            1
     132                              $0                     $0             No            Actual/360            1
     133                          $1,084                 $1,084             No            Actual/360            3
     134                              $0                     $0             No            Actual/360            1
     135                          $1,000                     $0             No            Actual/360            2
     136                              $0                     $0        Yes - Group        Actual/360            2
     137                              $0                     $0        Yes - Group        Actual/360            2
     138                              $0                     $0             No            Actual/360            2
     139                            $833                     $0             No            Actual/360            1
     140                              $0                     $0        Yes - Group        Actual/360            2
     141                              $0                     $0             No            Actual/360            3
     142                              $0                     $0        Yes - Group        Actual/360            1
     143                            $945                $37,228             No            Actual/360            1
     144                              $0                     $0        Yes - Group        Actual/360            0
     145                              $0                     $0             No            Actual/360            0
     146                              $0                     $0             No            Actual/360            1
     147                              $0                     $0             No            Actual/360            2
     148                              $0                     $0             No            Actual/360            3
     149                              $0                     $0             No            Actual/360            1
     150                              $0                     $0             No            Actual/360            2
     151                            $458                 $1,373             No            Actual/360            4
     152                          $2,500                 $5,000             No            Actual/360            4
     153                          $1,135                 $3,406        Yes - Group        Actual/360            4
     154                              $0                     $0             No            Actual/360            2
     155                              $0                     $0             No            Actual/360            4
     156                              $0                     $0        Yes - Group        Actual/360            1
     157                              $0                     $0             No            Actual/360            1
     158                              $0                     $0        Yes - Group        Actual/360            4
     159                              $0                     $0             No            Actual/360            2
     160                            $510                   $510             No            Actual/360            3
     161                              $0                     $0             No            Actual/360            1
     162                              $0                     $0             No            Actual/360            6
     163                          $1,500                 $1,500             No            Actual/360            3
     164                              $0                     $0             No            Actual/360            2
     165                              $0                     $0        Yes - Group        Actual/360            2
     166                              $0                     $0        Yes - Group        Actual/360            2
     167                              $0                     $0        Yes - Group        Actual/360            1
     168                          $1,000                     $0             No            Actual/360            1
     169                          $1,247                     $0        Yes - Group        Actual/360            1
     170                              $0                     $0        Yes - Group        Actual/360            2
     171                              $0                     $0             No            Actual/360            8
     172                            $844                   $844        Yes - Group        Actual/360            2
     173                            $500                     $0             No            Actual/360            1
     174                              $0                     $0        Yes - Group        Actual/360            2
     175                              $0                     $0             No            Actual/360            1
     176                              $0                     $0             No            Actual/360            1
     177                              $0                     $0             No            Actual/360            1

                                $115,496             $1,883,777                                                 3

-------------------------------------------------------------------------------------------------------------
                                   PREPAYMENT CODE(24)
  MORTGAGE    ------------------------------------------------------------        YM        ADMINISTRATIVE
  LOAN NO.     LO    DEF      DEF/YM1.00     YM2.00    YM1.00   YM    OPEN    FORMULA(25)    COST RATE(26)
-------------------------------------------------------------------------------------------------------------

      1        28     90                                                2                        3.170
      2        30     23                                                7                        3.170
      3        35                                        23             2          A             3.170

      4        0      90                                 26             4          B             3.170
      5        0      90                                 26             4          B             3.170
      6        0      90                                 26             4          B             3.170
      7        0      90                                 26             4          B             3.170
      8        0      90                                 26             4          B             3.170
      9        0      90                                 26             4          B             3.170
     10        0      90                                 26             4          B             3.170
     11        0      90                                 26             4          B             3.170
     12        0      90                                 26             4          B             3.170
     13        0      90                                 26             4          B             3.170
     14        0      90                                 26             4          B             3.170
     15        0      90                                 26             4          B             3.170
     16        0      90                                 26             4          B             3.170
     17        0      90                                 26             4          B             3.170
     18        0      90                                 26             4          B             3.170
     19        0      90                                 26             4          B             3.170
     20        0      90                                 26             4          B             3.170
     21        0      90                                 26             4          B             3.170
     22        0      90                                 26             4          B             3.170
     23        0      90                                 26             4          B             3.170
     24        0      90                                 26             4          B             3.170
     25        0      90                                 26             4          B             3.170
     26        0      90                                 26             4          B             3.170
     27        0      90                                 26             4          B             3.170
     28        0      90                                 26             4          B             3.170
     29        0      90                                 26             4          B             3.170
     30        0      90                                 26             4          B             3.170
     31        0      90                                 26             4          B             3.170
     32        0      90                                 26             4          B             3.170
     33        0      90                                 26             4          B             3.170

     34        35                                        47             2          A             3.170
     35        35                                        47             2          A             3.170
     36        35                                        47             2          A             3.170
     37        35                                        47             2          A             3.170
     38        35                                        47             2          A             3.170
     39        35                                        47             2          A             3.170
     40        35                                        47             2          A             3.170
     41        35                                        47             2          A             3.170
     42        35                                        47             2          A             3.170
     43        35                                        47             2          A             3.170
     44        35                                        47             2          A             3.170
     45        35                                        47             2          A             3.170
     46        35                                        47             2          A             3.170
     47        35                                        47             2          A             3.170
     48        35                                        47             2          A             3.170
     49        35                                        47             2          A             3.170
     50        35                                        47             2          A             3.170
     51        35                                        47             2          A             3.170
     52        35                                        47             2          A             3.170
     53        35                                        47             2          A             3.170
     54        35                                        47             2          A             3.170
     55        35                                        47             2          A             3.170
     56        35                                        47             2          A             3.170
     57        35                                        47             2          A             3.170
     58        35                                        47             2          A             3.170
     59        25     91                                                4                        3.170
     60        27     89                                                4                        3.170
     61        26                 28                                    6          C             3.170
     62        24     89                                                7                        3.170
     63        35     82                                                3                        3.170
     64        25     91                                                4                        3.170
     65        35                                        83             2          A             3.170
     66        26    174                                                4                        3.170
     67        36                                        46             2          A             3.170
     68        35                                        47             2          A             3.170
     69        25     91                                                4                        3.170
     70        26     81                                               13                        3.170
     71        35                 81                                    4          D             3.170
     72        27                                        89             4          E             3.170
     73        29                                       144             7          E             3.170
     74        35     82                                                3                        3.170
     75        35                                        23             2          A             3.170
     76        35                                        23             2          A             3.170
     77        25     91                                                4                        3.170
     78        33     86                                                1                        3.170
     79        35     81                                                4                        3.170
     80        35                                        81             4          D             3.170
     81        26     92                                                2                        3.170
     82        27     88                                                5                        3.170
     83        26     90                                                4                        3.170
     84        27     86                                                7                        3.170
     85        28     88                                                4                        3.170
     86        0                               53        4              3          F             8.170
     87        26     93                                                1                        3.170
     88        24     95                                                1                        3.170
     89        30                                        86             4          E             3.170
     90        35                                        23             2          A             3.170
     91        27     89                                                4                        3.170
     92        25     91                                                4                        3.170
     93        27     91                                                2                        3.170
     94        35                 81                                    4          D             3.170
     95        24     94                                                2                        3.170
     96        26     90                                                4                        3.170
     97        26     93                                                1                        3.170
     98        35                                        47             2          A             3.170
     99        36                                        80             4          G             3.170
     100       27     91                                                2                        7.170
     101       25     91                                                4                        3.170
     102       35     81                                                4                        3.170
     103       35                 83                                    2          D             3.170
     104       28     85                                                7                        3.170

     105       27                                               89      4          H             3.170
     106       27                                               89      4          H             3.170
     107       27                                               89      4          H             3.170
     108       26     91                                                3                        3.170
     109       30                                        86             4          I             3.170
     110       35     83                                                2                        3.170

     111       26     92                                                2                        3.170
     112       26     92                                                2                        3.170
     113       24     92                                                4                        3.170
     114       27     92                                                1                        3.170
     115       35                 81                                    4          D             12.170
     116       0                  81                     35             4          D             3.170
     117       26                                        90             4          J             3.170
     118       24                                        94             2          G             3.170
     119       0                                        116             4          G             3.170
     120       32                 83                                    2          D             3.170
     121       35                 83                                    2          D             3.170
     122       26     91                                                3                        7.170
     123       26                                        92             2          G             3.170
     124       28     88                                                4                        3.170
     125       25     94                                                1                        3.170
     126       26     90                                                4                        3.170
     127       35    204                                                1                        5.170
     128       35     82                                                3                        5.170
     129       35                 21                                    4          D             3.170
     130       30    206                                                4                        3.170
     131       35                 81                                    4          D             3.170
     132       25                                        91             4          G             3.170
     133       27     89                                                4                        8.170
     134       25     94                                                1                        8.170
     135       0                                        143             1          K             13.170
     136       35                 81                                    4          D             12.170
     137       35                 81                                    4          D             12.170
     138       26     91                                                3                        7.170
     139       25     91                                                4                        3.170
     140       35     81                                                4                        7.170
     141       27     92                                                1                        8.170
     142       35                 81                                    4          D             3.170
     143       35                 81                                    4          D             8.170
     144       35     81                                                4                        7.170
     145       24     92                                                4                        3.170
     146       25     93                                                2                        3.170
     147       35                 81                                    4          D             10.170
     148       27     92                                                1                        8.170
     149       25                                        93             2          G             3.170
     150       26     90                                                4                        3.170
     151       35     81                                                4                        7.170
     152       28                                        88             4          L             3.170
     153       35                 81                                    4          D             3.170
     154       35                 81                                    4          D             12.170
     155       28     88                                                4                        3.170
     156       25     93                                                2                        10.170
     157       25                                        93             2          G             3.170
     158       35     82                                                3                        3.170
     159       35                 81                                    4          D             20.170
     160       27     90                                                3                        3.170
     161       25    151                                                4                        3.170
     162       35     81                                                4                        12.170
     163       27     89                                                4                        3.170
     164       26     90                                                4                        3.170
     165       35                 83                                    2          D             15.170
     166       35     81                                                4                        10.170
     167       35                 141                                   4          D             15.170
     168       25     93                                                2                        3.170
     169       35     81                                                4                        3.170
     170       35     81                                                4                        5.170
     171       32    204                                                4                        3.170
     172       35                 81                                    4          D             10.170
     173       25    211                                                4                        3.170
     174       35                 81                                    4          D             15.170
     175       25                                        91             4          G             3.170
     176       25     93                                                2                        3.170
     177       25                                        91             4          G             3.170

                                                                                                 3.471

FOOTNOTES TO APPENDIX II

1        "BSCMI," "MSMC," "WFB," and "PCF" denote, Bear Stearns Commercial
         Mortgage, Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank,
         National Association, and Principal Commercial Funding, LLC,
         respectively, as Sellers.

2        The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding:
         Mortgage Loan Nos. 4-33, 34-58, 105-107 and 111-112. For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date
         Balance has been allocated to each mortgaged property based on the respective appraised values and/or Underwritten Cash Flows. The following loan pools represent cross-collateralized/cross-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding: Mortgage Loan Nos. 136-137. For the purpose of the statistical information set forth in this Prospectus
         Supplement as to such single-loan/multiple-property and
         cross-collateralized/cross-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR, NCF Post IO Period DSCR,
         Cut-off Date LTV, Balloon LTV and Cut-off Date Balance per Unit or
         SF, are calculated on an aggregate basis.

3        Certain of the mortgage loans that are secured by retail properties include in-line and/or anchor tenant ground lease parcels in the calculation of the total square footage of the property.

4        In general for each mortgaged property, "Percent Leased" was determined based on a rent roll or lease verification letter provided by the borrower. "Percent Leased as of Date" indicates the date as of which
         "Percent Leased" was determined based on such information.

5        With respect to Mortgage Loan No. 59, Eastland Mall, a part of the borrower's interest is a fee interest and another part is subject to a ground lease. As to the leasehold part, the fee owner has agreed to subordinate its fee interest to the related leasehold mortgage. The loan is therefore disclosed as a fee loan.

         With respect to Mortgage Loan No. 63, West Palm Beach Marriott, the
         property is subject to a ground lease for approximately 15 parking spaces, and was provided in exchange for a license to the city for the same number of spaces. As such, the loan is disclosed as a fee loan.

6        The Cut-off Date is January 1, 2006 for any mortgage loan that has a due date on the first day of each month. For purposes of the information contained in this Prospectus Supplement, we present the loans as if scheduled payments due in January 2006 were due on January
         1, 2006, not the actual day on which such scheduled payments were due.
         The mortgage loans generally have a due date on the 1st of the month, except for Mortgage Loan No. 69, 1757 Tapo Canyon Road, which is due on the 4th of the month, Mortgage Loan No. 2, Alderwood Mall, which is due on the 6th of the month, Mortgage Loan No. 62, Plaza East, which is due on the 7th of the month, and Mortgage Loan No. 61, Driskill Hotel, which is due on the 8th of the month.

         With respect to Mortgage Loan No. 60, University Town Centre, the loan was funded in two stages. The first funding of $30,950,000 occurred on
         September 2, 2005 with a note rate of 5.78% and the loan was interest only for the first two years. The second funding of $21,050,000 occurred on November 29, 2005 with a new blended note rate of 5.75%
         with the interest only period continuing until November 1, 2007 at which time the loan begins monthly principal and interest payments of
         $303,457.89 until maturity.

         With respect to Mortgage Loan No. 120, Security Public Storage - Chula
         Vista, the loan was funded in two stages. The first funding of
         $2,160,000 occurred on July 28, 2005 with a note rate of 5.53% and a
         30-year amortization schedule for a 10-year term, resulting in monthly principal and interest payments of $12,304.93. The second funding of
         $1,840,000 occurred on October 7, 2005 per an amendment to the
         Promissory Note dated October 7, 2005, with a new blended note rate of
         5.42%. The principal and interest payments were recalculated on a
         358-month amortization schedule resulting in monthly principal and interest payments of $22,536.74 due on December 1, 2005. For purposes of disclosure, the loan has been presented as if the loan term began with the December 1, 2005 due date thus reducing the original loan term as disclosed to 117 months. All other loan terms have been disclosed in accordance with the terms of the amendment noted above.

         With respect to Mortgage Loan No. 2, Alderwood Mall (referred to herein as the "Alderwood Mall Pari Passu Loan"), the loan is comprised of one
         A Note (Note A-1 described below) that is secured by the mortgaged property on a pari passu basis in the case of default with another note
         (Note A-2 described below, the "Alderwood Mall Companion Loan") that is not included in the Trust. The Alderwood Mall A Notes had original principal balances as follows: Note A-1, $108,630,000; Note A-2,
         $104,370,000. The Alderwood Mall Companion Loan has the same interest rate, maturity date and amortization term as the Alderwood Mall Pari
         Passu Loan. For purposes of the information presented in this
         Prospectus Supplement with respect to the Alderwood Mall Pari Passu
         Loan, the Underwritten NOI, Underwritten Cash

         Flow, NOI DSCR, NCF DSCR, NCF Post IO DSCR, Cut-off Date LTV, Balloon
         LTV and Cut-off Date Balance per Unit or SF, reflect the aggregate indebtedness evidenced by the Alderwood Mall Pari Passu Loan and the
         Alderwood Mall Companion Loan. The Alderwood Mall also secures a
         $55,000,000 B Note held by Teachers Insurance and Annuity Association of America ("TIAA"), bearing interest at 5.095% for a 5-year term. The
         B Note, and the right of the holder of the B Note to receive payments, is junior and subordinate to the A Notes and the right of the holders of the A Notes. In addition, the borrower has incurred $35,000,000 of mezzanine debt, also held by TIAA.

         With respect to Mortgage Loan No. 3, SBC - Hoffman Estates Loan
         (referred to herein as the "SBC - Hoffman Estates Pari Passu Loan"), the loan is comprised of one A note (Note A-1 described below) that is secured by the mortgaged property on a 51% pari passu basis in the case of default with another note (Note A-2 described below, the "SBC -
         Hoffman Estates Companion Loan") that is not included in the Trust. The
         SBC - Hoffman Estates A Notes had original principal balances as follows: Note A-1, $102,240,720; Note A-2, $98,231,280. The SBC -
         Hoffman Estates Companion Loan has the same interest rate, maturity date and amortization term as the SBC - Hoffman Estates Pari Passu
         Loan. For purposes of the information presented in this Prospectus
         Supplement with respect to the SBC - Hoffman Estates Pari Passu Loan, the Underwritten NOI, Underwritten Cash Flow, NOI DSCR, NCF DSCR, NCF
         Post IO DSCR, Cut-off Date LTV, Balloon LTV and Cut-off Date Balance
         per Unit or SF, reflect the aggregate indebtedness evidenced by the SBC
         - Hoffman Estates Pari Passu Loan and the SBC - Hoffman Estates
         Companion Loan.

         With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio Loan
         (referred to herein as the "Mervyns Portfolio Pari Passu Loan"), the loan is comprised of one A note (Note A-1 described below) that is secured by the mortgaged property on a 51% pari passu basis with another note (Note A-2 described below, the "Mervyns Portfolio
         Companion Loan") that is not included in the Trust. The Mervyns
         Portfolio A Notes had original principal balances as follows: Note A-1,
         $66,810,000; Note A-2, $64,190,000. The Mervyns Portfolio Companion
         Loan has the same interest rate, maturity date and amortization term as the Mervyns Portfolio Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the Mervyns
         Portfolio Pari Passu Loan, the Underwritten NOI, Underwritten Cash
         Flow, NOI DSCR, NCF DSCR, NCF Post IO DSCR, Cut-off Date LTV, Balloon
         LTV and Cut-off Date Balance per Unit or SF, reflect the aggregate indebtedness evidenced by the Mervyns Portfolio Pari Passu Loan and the
         Mervyns Portfolio Companion Loan.

         With respect to Mortgage Loan No. 1, Monmouth Mall (referred to herein as the "Monmouth Mall Loan Pooled Component"), the subject $137,000,000 loan represents the pooled portion of a $165,000,000 mortgage loan. The
         $28,000,000 non-pooled subordinate balance (referred to herein as the
         "Monmouth Mall Loan Non-Pooled Component") is represented by the Class
         MM Certificates which are not offered hereby. For purposes of the information presented in this Prospectus Supplement with respect to the
         Monmouth Mall Loan Pooled Component, the Underwritten NOI, Underwritten
         Cash Flow, NOI DSCR, NCF DSCR, NCF Post IO Period DSCR, Cut-off Date
         LTV, Balloon LTV and Cut-off Date Balance per Unit or SF, reflect the indebtedness evidenced only by the Monmouth Mall Loan Pooled Component.

         With respect to Mortgage Loan No. 68, Wells Fargo Indiana Center, the
         borrower has incurred a second lien loan in the amount of $5,212,000 which is currently held by BSCMI.

         With respect to Mortgage Loan No. 78, Water Street Plaza, the loan also secures a $2,500,000 B Note held by an affiliate of the mortgage loan seller bearing interest at 7.01% for a 10-year term. The B Note, and the right of the holder of the B Note to receive payments, is junior and subordinate to the A Note and the right of the holder of the A
         Note.

         With respect to Mortgage Loan No. 1, Monmouth Mall, a $10,000,000 portion of the equity in the parent of the borrower is structured as preferred equity.

         With respect to Mortgage Loan No, 63, West Palm Beach Marriott, there exists unsecured subordinate debt in an amount not to exceed
         $11,000,000 and subject to the terms of a subordination and standstill agreement between mortgagor, mortgagee and Terrapin Beach, LLC.

         With respect to Mortgage Loan No. 1, Monmouth Mall, The Monmouth Mall
         Borrower may incur additional pari-passu earn-out financing up to
         $14,000,000, in connection with the expansion of the mall and creation of additional collateral for the Monmouth Mall Loan through the development of certain expansion parcels as detailed in the mortgage loan documents. This additional debt is subject to restrictions detailed in the loan documents including but not limited to: (i) there is no event of default, (ii) the funding shall occur no later than
         September 1, 2008 on the original Monmouth Mall Loan, (iii) the LTV ratio based on the expansion parcel is less than 70%, (iv) the actual
         DSCR on the expansion parcel is greater than 1.10x based on a 9.30%
         constant and (v) the earn-out shall be co-terminus with the original
         Monmouth Mall Loan. BSCMI is solely obligated to fund the additional financing which, once funded, will be pari-passu with the Monmouth Mall
         Loan.

         With respect to Mortgage Loan No. 78, Water Street Plaza, the borrower may incur additional secured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) there is no event of default, (ii) the borrower leases the property to tenant(s) within three years of closing resulting in an economic occupancy of at least 92%, and (iii) the combined DSCR is greater than 1.10x on a 9% constant.

         With respect to Mortgage Loan Nos. 105-107, Pittsburgh Retail
         Portfolio, the borrower may incur additional secured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to the amount will not result in an aggregate
         LTV greater than 59% and DSCR less than 1.50x.

         With respect to Mortgage Loan No. 2, Alderwood Mall, the borrower may incur future mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i)
         there is no event of default, (ii) the amount will not result in an aggregate LTV greater than 69.7% and DSCR less than 1.25x, (iii) there is no mezzanine loan then outstanding, and (iv) rating agency confirmation that such mezzanine loan will not result in a downgrade, withdrawal or modification of ratings of the certificates.

         With respect to Mortgage Loan Nos. 4-33, the InTown Suites Portfolio,
         the borrower may incur additional mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the combined LTV ratio of no greater than 80%, (ii) the combined DSCR not less than 1.20x., and (iii)
         confirmation of a no downgrade from the rating agencies. The lender must approve the mezzanine lender and financing documents and will enter into an intercreditor agreement with the mezzanine lender.

         With respect to Mortgage Loan No. 59, Eastland Mall, the borrower may incur future unsecured subordinate debt from affiliates of the borrower for various purposes subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) a subordination agreement acceptable to lender is delivered, (ii) the proceeds are used for the payment of property-related expenses for capital improvements, tenant improvements or leasing commissions, or for the purchase or leasing of equipment, and (iii) the intercompany debt does not exceed 5% of the outstanding principal balance.

         With respect to Mortgage Loan No. 62, Plaza East, the borrower may incur future mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the amount will not result in an aggregate LTV greater than 65% and DSCR less than 1.46x based on a 7.5% loan constant, (ii) the mezzanine lender must enter into an intercreditor agreement, and (iii) if the mezzanine loan bears interest at a floating rate, the loan documents require an interest rate cap to be maintained during the term of the mezzanine loan at a fixed strike price.

         With respect to Mortgage Loan No. 71, Northgate Plaza, the borrower may incur future mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the amount will not result in an aggregate LTV greater than 75% and DSCR less than 1.30x, (ii) the lender must approve the mezzanine lender and financing documents, and (iii) the mezzanine lender must enter into an intercreditor agreement and subordination and standstill agreement.

         With respect to Mortgage Loan No. 72, Hampton Court Coop, the borrower may incur future unsecured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to the amount will not result in an aggregate LTV greater than
         27%.

         With respect to Mortgage Loan No. 73, 45 East 89th Street Condop, the
         borrower may incur future unsecured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the amount will not result in an aggregate LTV greater than 25% and (ii) the unsecured debt shall not exceed $3,000,000.

         With respect to Mortgage Loan No. 89, Rego Park Gardens - Coop, the
         borrower may incur future unsecured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to the amount will not result in an aggregate LTV greater than
         25%.

         With respect to Mortgage Loan No. 94, Valencia Shopping Center, the
         borrower may incur future mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the amount will not result in an aggregate LTV greater than 75% and DSCR less than 1.30x, (ii) the lender must approve the mezzanine lender and financing documents, and (iii) the mezzanine lender must enter into an intercreditor agreement and subordination and standstill agreement.

         With respect to Mortgage Loan No. 171, Bank of America - Fairfield, the
         borrower may incur future mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to the amount will not result in an aggregate LTV greater than
         75% and DSCR less than 2.00x.

         With respect to Mortgage Loan No. 1, Monmouth Mall, the loan provides for the release of the Expansion Parcels (as defined in the loan documents), provided that the Expansion Earn-out (as defined in the loan documents) has not occurred.

         With respect to Mortgage Loan Nos. 4-33, the InTown Suites Portfolio,
         any property may be released through partial defeasance in an amount equal to 110% of the allocated loan amount for the released property provided (i) the debt yield immediately following the release is greater than or equal to the Release Debt Yield of 10.77% as defined in the loan documents and (ii) the DSCR immediately following the release is at least equal to or greater than the DSCR immediately prior to the release.

         With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, the loan provides for the release of (i) any of eight certain restricted easement agreement ("REA") properties upon payment of 100% of the original allocated loan amount along with the applicable yield maintenance premiums, if certain rights are exercised pursuant to the applicable REA and (ii) three years after the closing date, one or more properties upon payment of 115% of the allocated loan amount along with the applicable yield maintenance premiums subject to certain conditions as detailed in the loan documents including but not limited to: (a)
         there is no event of default, (b) the DSCR of the remaining properties after the release shall be equal to or greater than 1.23x, and (c) the
         LTV of the remaining properties after the release does not exceed 59%.

         With respect to Mortgage Loan No. 96, Greenway Promenade, the borrower may obtain the release of one or both of two designated parcels of the property in connection with a partial defeasance upon payment of an allocated amount subject to an LTV no greater that the lesser of 70%
         and the LTV prior to release and a minimum DSCR of 1.35x.

         With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, the loan allows the Mervyns Portfolio Borrower to substitute individual properties a maximum of ten times during the loan term. Any proposed substitution would be subject to satisfying numerous requirements and conditions including, but not limited to the following: (i) the aggregate DSCR immediately after the substitution is not less than the greater of the aggregate DSCR at closing or the aggregate DSCR immediately prior to the substitution, (ii) the NOI and DSCR for the replacement property for the 12 months immediately prior to the substitution is not less than the NOI and DSCR for substituted property for the 12 months immediately prior to the substitution, (iii) the tenant of the replacement property shall have comparable credit quality and financial strength (as determined by Lender) to the tenant of the applicable substituted property, and (iv) lender has received confirmation from the rating agencies that such substitution will not result in a downgrade of the certificates.

         With respect to Mortgage Loan No. 66, Huntsman R&D Facility, the loan allows the borrower to substitute collateral, subject to certain conditions, including the following: (i) appraisal for the replacement property on an as-is basis at the release date has an LTV no greater than 75%, (ii) the replacement property shall have (a) an appraised value equal to or greater than the mortgaged property at origination;
         (b) equal or stronger physical condition, with building of similar size, use and quality; (c) the lease has no less favorable terms than the existing single tenant lease; and (d) similar or more favorable location, based on market strength, population and accessibility, (iii)
         the DSCR shall be at least 1.05x, and (iv) lender has received confirmation from the rating agencies that such proposed collateral substitution will not result in a downgrade of the certificates.

7        The "Grace Period" shown is grace period to charge late interest.

8        The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note. Due to the Actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

9        The indicated NOI DSCR and NCF DSCR reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

10       The indicated NCF Post IO Period DSCR reflects scheduled payments after any applicable partial interest only periods.

11       "Valuation Date" refers to the date as of which the related appraised value applies (also known as the "value as-of date").

12       "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property,
         "Second Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest
         Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same expiration date, and may not include minor spaces with different expiration dates.

         With respect to Mortgage Loan No. 148, Walgreens - Pt. Neches, Walgreen
         Co. has a 60-year lease, but has an option to terminate the lease at the end of year 20 and every 5 years thereafter with 6 months notice.

13       For "Capital Expenditure Escrow in Place" identified as "Yes,"
         collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

14       For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding hospitality, multifamily, manufactured housing community, self storage and certain other mortgaged properties.

15       "Other Escrow Description" indicates any other types of escrow required, or in certain cases letters of credit required, other than
         Insurance, Tax, Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

16       "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

17       "Initial Capital Expenditure Escrow Requirement" indicates the amount designated for Capital Expenditure Escrow, or in certain cases the letter of credit, that was deposited at loan closing.

18       "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

19       "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the November, 2005 due dates for the MSMC mortgage loans, and as of the December, 2005 due dates for the BSCMI, WFB and PCF mortgage loans.

20       "Initial TI/LC Escrow Requirement" indicates the amount designated for
         Tenant Improvements and Leasing Commissions Escrow or in certain cases the letter of credit that was deposited at loan closing.

21       "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for Tenant Improvements and Leasing Commissions Escrow in
         the loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

22       "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the November, 2005 due dates for the MSMC mortgage loans, and as of the December, 2005 due dates for the BSCMI, WFB and PCF mortgage loans.

23       "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the
         Cut-off Date.

24       The "Prepayment Code" includes the number of loan payments from the first Due Date to the stated maturity. "LO" represents the lockout period. "DEF" represents defeasance. "DEF/YM1.00" represents either defeasance or the greater of yield maintenance and 1.00%, generally at the option of the borrower. "YM2.00" represents the greater of yield maintenance and 2.00%. "YM1.00" represents the greater of yield maintenance and 1.00%. "YM" represents yield maintenance. "Open"
         represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the Original Term to Maturity for which such provision applies. See
         Footnotes 25 and 27 for additional prepayment information.

25       Mortgage loans with associated Yield Maintenance prepayment premiums are categorized according to unique Yield Maintenance formulas. There are twelve different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E", "F", "G", "H", "I",
         "J", "K" and "L". Any exceptions to these formulas are shown below such formulas. Summaries of the twelve formulas are listed beginning on page
         II-9.

26       The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

27       Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers
         1-3, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve
         (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include all such loans, but rather only those loans which permit or require the application of the reserve (or proceeds of the letter of credit) to the balance of the mortgage loan if the mortgaged property does not achieve a specified level of financial performance in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:

  Mtg.                                          Escrow or LOC       Escrowed Holdback                            Prepayment
  Loan                                             Release         or Letter of Credit       Outside Date         Premium
   No        Property Name                        Conditions         Initial Amount          for Release         Provisions
------------------------------------------------------------------------------------------------------------------------------------

   64      Southridge Shopping Center                 1              $2,000,000 LOC            5/21/2007      Yield Maintenance
   93      Lindsay Square                             2              $1,650,000 LOC           12/31/2006       Greater of Yield
                                                                                                              Maintenance and 1%
   126     Huebner Road Business Park                 3                     $43,575           10/24/2006      Yield Maintenance
   129     Coronado Square                            4                     $46,054          3/15/2006 or      Greater of Yield
                                                                                               Beyond at      Maintenance and 1%
                                                                                               Lender's
                                                                                              Discretion

All yield maintenance premiums indicated above are to be paid by the borrower.

RELEASE CONDITIONS

1.       Borrower furnishes to Lender written disbursement request; information that will support that the annual net cashflow is equal to or exceeds
         1.25x the annual debt service of the note or 1.02x based on a 9%
         constant; evidence that 96.5% of the net rentable area of the premises is leased to approved lessees; lessee's estoppel certificate(s) for spaces leased to Old Navy, LLC, Pier One Imports(U.S.) Inc. and Rack
         Room Shoes, Inc., including among other things, the lessee's occupancy, unconditional acceptance of the improvements, the expiration of all rental deferrals and the commencement of consecutive monthly rental payments and a certificate of occupancy. In addition, the borrower will furnish an estoppel certificate(s) for Leasing Commissions. The letter of credit may be reduced to $1,500,000 when occupancy increases to 88%,
         $1,000,000 when occupancy reached 91% and $500,000 when occupancy is at
         95%.

2.       Upon request of Borrower made not later than December 31, 2006 (the
         "Cut-off Date"), Lender shall release the Additional Collateral (or with respect to the Letter of Credit reduced or replaced) subject to satisfaction of the following conditions precedent: (1) no event of default; (2) Lender has received reasonably satisfactory evidence that the Property has achieved an Effective Gross Income (i.e underwritten rent and other collections ("Gross Income") less an adjustment for a minimum vacancy of the greater of actual vacancy, or 5% Gross Income)
         of not less than $864,000 and a Net Operating Income of not less than
         $648,000, (3) the Loan to Value percentage must not exceed 70% at the time of the release of the Additional Collateral based upon an updated appraisal of the Property, at Lender's option, (the updated appraisal to be paid by Borrower in advance of the release of the Additional
         Collateral); (4) the debt service coverage ratio of the Loan must not be less than 1.30x; (5). If Borrower has not achieved the conditions necessary for release of the Additional Collateral on or before the
         Cutoff Date, Lender may draw on the Additional Collateral to pay down
         ("Pay Down") the Loan Amount to the extent necessary to achieve a debt service coverage ratio of 1.30x, as determined by Lender utilizing the same underwriting criteria as was utilized in making the loan.

3.       Borrower furnishes to Lender written disbursement request; lien waivers; title endorsement; evidence that the work has been completed in accordance with all permits, bonds, licenses and approvals required by law; and a statement from an architect, contractor or engineering consultant to the extent and cost of the repairs or a copy of the construction contract and any change orders. In addition, the lender has inspected or waived right to inspection.

4.       Borrower furnishes to Lender written disbursement request; signed
         Leases for a term of no less than one year in a form approved by Lender for each of the respective Required Tenant Premises (currently under lease by All About Flowers, Five Star and Ay! Chihuahua's); a current estoppel certificate for each of the Required Tenant Premises acknowledging (a) the lease is in full force and effect; (b) tenant improvements have been satisfactorily completed; (c) Required Tenant has commenced the payment of regular installments of rent under its lease, Tenant is in actual occupancy of and conducting business in its respective Required Tenant Premises, and if required by Lender, such other evidence as may be necessary to verify the current accuracy of the estoppel certificates. Lender shall disburse funds from the Rent-Up
         Impound to Borrower in a single disbursement upon Lender's receipt and approval of each of the foregoing, however, the Lender, at its discretion, may continue to hold the Rent-Up Impound past the outside release date specified.

YIELD MAINTENANCE FORMULAS

A        Except as otherwise provided herein, Borrower shall not have the right to prepay the Loan(1) in whole or in part prior to the Permitted
         Prepayment Date(2). On or after the Permitted Prepayment Date, Borrower may, provided(3) it has given Lender prior written notice in accordance with the terms of this Agreement, prepay the unpaid principal balance of the Loan(4) in whole, but(5) not in part, by paying, together with the amount to be prepaid, (i) interest accrued and unpaid on the outstanding principal balance of the Loan(6) being prepaid(7) to and including the date of prepayment, (ii) unless prepayment is tendered on a Payment Date, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the next Payment Date had the prepayment not been made (which amount shall constitute additional consideration for the prepayment),
         (iii) all other sums then due under this Agreement, the Note(8), the
         Mortgage(9) and the other Loan Documents, and (iv)(10) a prepayment consideration (the "Prepayment Consideration") equal to the greater of
         (A) one percent (1%) of the(11) principal balance of the Loan(12) being prepaid or (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest under this
         Agreement including, but not limited to, principal and interest on the
         Anticipated Repayment(13) Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (2)
         the(14) outstanding principal amount of the Loan(15). Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

         The term "Prepayment Rate" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the
         Prepayment Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills"
         section in The Wall Street Journal as of the date of the related tender of the payment. If more than one issue of United States Treasury
         Securities has the remaining term to the Maturity Date referred to above, the "Prepayment Rate" shall be the yield on the United States
         Treasury Security most recently issued as of such date. If the publication of the Prepayment Rate in The Wall Street Journal is
         discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15(519), Selected Interest Rates," or any
         successor publication, published by the Board of Governors of the
         Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

         The term "Prepayment Rate Determination Date" shall mean the date which is five (5) Business Days prior to the prepayment date.

--------------------------------------------------------------------------------
NOTES:

(1)      With respect to Mortgage Loan No. 67, ACE Hardware Headquarters, delete
         "Loan" and insert "Note." With respect to Mortgage Loan No. 68, Wells
         Fargo Indiana Center, delete "Loan" and insert "Note A."

(2)      With respect to Mortgage Loan No. 67, ACE Hardware Headquarters, insert the statement, "Unless and until the Mezzanine Note is subjected to an intercreditor agreement pursuant to Section 9.8 below, which agreement prohibits prepayments of the Mezzanine Note, Borrower may prepay the
         Mezzanine Note in whole or in part at any time without prepayment premium or other consideration other than Breakage Costs." With respect to Mortgage Loan No. 68, Wells Fargo Indiana Center, insert the statement, "Unless and until Note B is subjected to an intercreditor agreement pursuant to Section 9.8 below, which agreement prohibits prepayments of Note B, Borrower may prepay Note B in whole or in part at any time without payment of any prepayment premium or other consideration other than Breakage Costs."

(3)      With respect to Mortgage Loan No. 67, ACE Hardware Headquarters, insert the statement, "the Mezzanine Note has been repaid in full, and further provided." With respect to Mortgage Loan No. 68, Wells Fargo Indiana
         Center, insert the statement, "Note B has been repaid in full, and further provided."

(4)      With respect to Mortgage Loan No. 67, ACE Hardware Headquarters, delete
         "Loan" and insert "Note." With respect to Mortgage Loan No. 68, Wells
         Fargo Indiana Center, delete "Loan" and insert "Note A."

(5)      With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, insert the statement, "(subject to Section 2.3.1(b) below)."

(6)      With respect to Mortgage Loan No. 67, ACE Hardware Headquarters, delete
         "Loan" and insert "Note." With respect to Mortgage Loan No. 68, Wells
         Fargo Indiana Center, delete "Loan" and insert "Note A."

(7)      With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, delete the statement "being prepaid."

(8)      With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, delete
         "Note" and insert "Notes."

(9)      With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, delete
         "Mortgage" and insert "Mortgages."

(10)     With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, insert the statement, "if the prepayment occurs prior to September 1, 2012." With respect to Mortgage Loan No. 3, SBC-Hoffman Estates, insert the statement, "if prepayment occurs prior to the Payment Date which is one month prior to the Anticipated Repayment Date." With respect to
         Mortgage Loan No. 75, Seekonk Power Center, Mortgage Loan No. 76,
         Southpark Meadows Shopping Center, Mortgage Loan No. 98, Heather Island
         Plaza and Mortgage Loan No. 90, Broadway Center, insert the statement,
         "if prepayment occurs prior to the Payment Date which is one month prior to the Maturity Date."

(11)     With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, Mortgage
         Loan No. 3, SBC-Hoffman Estates, Mortgage Loan No. 67, ACE Hardware
         Headquarters, Mortgage Loan No. 68, Wells Fargo Indiana Center,
         Mortgage Loan No. 75, Seekonk Power Center, Mortgage Loan No. 76,
         Southpark Meadows Shopping Center and Mortgage Loan No. 98, Heather
         Island Plaza, insert "outstanding."

(12)     With respect to Mortgage Loan No. 67, ACE Hardware Headquarters, delete
         "Loan" and insert "Note." With respect to Mortgage Loan No. 68, Wells
         Fargo Indiana Center, delete "Loan" and insert "Note A."

(13)     With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, Mortgage
         Loan No. 67, ACE Hardware Headquarters, Mortgage Loan No. 68, Wells
         Fargo Indiana Center, Mortgage Loan No. 75, Seekonk Power Center,
         Mortgage Loan No. 76, Southpark Meadows Shopping Center and Mortgage
         Loan No. 98, Heather Island Plaza, delete the statement, "Anticipated
         Repayment" and insert "Maturity."

(14)     With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, insert
         "aggregate."

(15)     With respect to Mortgage Loan Nos. 34-58, Mervyns Portfolio, delete
         "Loan" and insert "Notes." With respect to Mortgage Loan No. 67, ACE
         Hardware Headquarters, delete "Loan" and insert "Note." With respect to
         Mortgage Loan No. 68, Wells Fargo Indiana Center, delete "Loan" and insert "Note A."

--------------------------------------------------------------------------------

B       "Yield Maintenance Premium" shall mean an amount equal to the greater of
        (a) one percent (1%) of the outstanding balance of the Loan to be prepaid or satisfied and (b) the Prepayment Premium.

        Prepayment Prior to Defeasance Expiration Date. If the Defeasance
        Expiration Date has not occurred, the Debt may be prepaid in whole (but not in part) prior to the date permitted under Section 2.4.1 of the Loan
        Agreement upon not less than ten (10) days prior written notice to
        Lender specifying the Payment Date on which prepayment is to be made (a
        "Prepayment Date") provided no Event of Default exists and upon payment of an amount equal to the Yield Maintenance Premium as of the Prepayment
        Date. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. Lender shall not be obligated to accept any prepayment of the Debt unless it is accompanied by the prepayment consideration due in connection therewith.
        If for any reason Borrower prepays the Loan on a date other than a
        Payment Date, Borrower shall pay Lender, in addition to the Debt, all interest which would have accrued on the amount of the Loan through and including the Payment Date next occurring following the date of such prepayment.

        "Prepayment Premium" shall mean the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest under the Note, assuming that all outstanding principal and interest on the Loan is paid on the Maturity Date (with each such payment and assumed payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually and deducting from the sum of such present values any short-term interest paid from the date of prepayment to the next succeeding Payment Date in the event that such payment is not made on a Payment Date), over (ii) the principal amount being prepaid.

        "Prepayment Rate" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment
        Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills" section in The Wall
        Street Journal as of such Prepayment Rate Determination Date. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date, the "Prepayment Rate" shall be the yield on such United States Treasury Security most recently issued as of the
        Prepayment Rate Determination Date. The rate so published shall control absent manifest error. If the publication of the Prepayment Rate in The
        Wall Street Journal is discontinued, Lender shall determine the
        Prepayment Rate on the basis of "Statistical Release H.15 (519),
        Selected Interest Rates," or any successor publication, published by the
        Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

C       "Yield Maintenance Premium" shall mean an amount equal to the greater of: (i)(A) one percent (1%) of the principal amount of the Loan being prepaid in connection with a Voluntary Prepayment or (B) two percent
        (2%) of the principal amount of the Loan being prepaid in connection with a Default Prepayment, or (ii) the present value as of the
        Prepayment Date of the Calculated Payments from the Prepayment Date through August 8, 2010 determined by discounting such payments at the
        Discount Rate. As used in this definition, the term "Prepayment Date"
        shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the excess (if such difference is greater than zero) of (y) the Interest Rate over (z) the Yield
        Maintenance Treasury Rate. As used in this definition, the term
        "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance
        Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve
        Statistical Release H.15-Selected Interest Rates under the heading U.S.
        Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
        Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance
        Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

D       BASIC CHARGE.

        Except as provided below, if this Note is prepaid prior to the Open
        Period Start Date, whether such prepayment is voluntary, involuntary or upon acceleration of the principal amount of this Note by Lender following a Default, Borrower shall pay to Lender on the prepayment date
        (in addition to all other sums then due and owing to Lender under the
        Loan Documents) a prepayment charge equal to the greater of the following two amounts:

        (i)   an amount equal to 1% of the amount prepaid; or

        (ii)  an amount equal to (a) the amount, if any, by which the sum of the present values as of the prepayment date of all unpaid principal and interest payments required under this Note, calculated by discounting such payments from their respective Due Dates (or, with respect to the payment required on the Maturity Date, from
              Maturity Date) back to the prepayment date at a discount rate equal to the Periodic Treasury Yield (defined below) exceeds the outstanding principal balance of the Loan as of the prepayment date, multiplied by (b) a fraction whose numerator is the amount prepaid and whose denominator is the outstanding principal balance of the Loan as of the prepayment date.

        For purposes of the foregoing, "Periodic Treasury Yield" means (x) the annual yield to maturity of the actively traded non-callable United
        States Treasury fixed interest rate security (other than any such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to (whether before, on or after) the Maturity Date (or if two or more such securities have maturity dates equally close to the Maturity Date, the average annual yield to maturity of all such securities), as reported in The Wall
        Street Journal or other authoritative publication or news retrieval service on the fifth Business Day preceding the prepayment date, divided by (y) 12, if the Due Dates are monthly, or 4, if Due Dates are quarterly.

        ADDITIONAL CHARGE.

        If this Note is prepaid on any day other than a Due Date, whether such prepayment is voluntary, involuntary or upon full acceleration of the principal amount of this Note by Lender following a Default, Borrower shall pay to Lender on the prepayment date (in addition to the basic prepayment charge described in the section above and all other sums then due and owing to Lender under this Note and the other Loan Documents) an additional prepayment charge equal to the interest which would otherwise have accrued on the amount prepaid (had such prepayment not occurred during the period from and including the prepayment date to and including the last day of the month in which the prepayment occurred.

        EXCLUSION.

        Notwithstanding the foregoing, no prepayment charge of any kind shall apply in respect to any prepayment resulting from Lender's application of any insurance proceeds or condemnation awards to the outstanding principal balance of the Loan.

E       The term "Yield Maintenance Premium" shall mean an amount equal to the greater of (A) one percent (1%) of the outstanding(1) principal amount of this Note or (B) the present value as of the Prepayment Date of the
        Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated
        Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the
        Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
        Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate. As
        used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
        Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H. 15-Selected
        Interest Rates under the heading U.S. Government Securities/Treasury
        Constant Maturities for the week ending prior to the Prepayment Date, of
        U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event
        Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

        ------------------------------------------------------------------------
        NOTE:

        (1)    With respect to Mortgage Loan No. 73, 45 East 89th Street Condop, and Mortgage Loan No. 89, Rego Park Gardens - Coop, delete
               "outstanding" and insert "original".

        ------------------------------------------------------------------------

F             Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Note, prepay the unpaid principal balance of this Note in whole, but not in part, by paying, together with the amount to be prepaid, (a) interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment),
         (c) all other sums then due under this Note, the Security Instrument and the Other Security Documents, and (d) a prepayment consideration
         (the "Prepayment Consideration") equal to the greater of (i) the Target
         Yield Maintenance Amount (as defined below), and (ii) the excess, if any, of (A) the sum of the present values of all then-scheduled payments of principal and interest under this Note including, but not limited to, principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the
         Prepayment Rate (hereinafter defined)), over (B) the principal amount of this Note being prepaid. Lender agrees that Borrower may revoke its prepayment notice, provided Borrower pays to Lender, all of Lender's and any servicer's serving on behalf of Lender reasonable out of pocket costs and expenses associated with and incurred from preparing and reviewing documents associated with the prepayment.

              The term "Prepayment Rate" shall mean the bond equivalent yield
        (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury
        Bonds, Notes and Bills" section in The Wall Street Journal as of the date of the related tender of the payment. If more than one issue of
        United States Treasury Securities has the remaining term to the Maturity
        Date referred to above, the "Prepayment Rate" shall be the yield on the
        United States Treasury Security most recently issued as of such date.
        The term "Prepayment Rate Determination Date" shall mean the date which is five (5) Business Days prior to the prepayment date. If the publication of the Prepayment Rate in The Wall Street Journal is
        discontinued, Lender shall determine the Prepayment Rate on the basis of
        "Statistical Release H.15(519), Selected Interest Rates," or any
        successor publication, published by the Board of Governors of the
        Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select. The rate so published shall control absent manifest error. As used herein, "Business Day"
        shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York. The term "Target Yield Maintenance Amount" shall mean, prior to June 1,
        2010, two percent (2%) of the principal balance of the Note being prepaid, on and/or after such date, one percent (1%) of the principal balance of the Note being prepaid.

G       Loan Prepayment

        The Make Whole Premium shall be the greater of one percent (1%) of the outstanding principal amount of the loan or a premium calculated as provided in subparagraphs (1)-(3) below:

        (1)   Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the applicable *U.S. Treasury Issue
              ("Primary Issue") published one week prior to the date of
              prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury Bond, Note or Bill ("Secondary
              Issue") which the Lender reasonably deems to be similar to the
              Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).

         *At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note.

        (2)   Calculate the "Present Value of the Loan." The Present Value of
              the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the
              Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date(1).

        (3)   Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

        Notwithstanding anything in the above to the contrary, during the last
        90 days(2)(3)(4) prior to the Maturity Date(1), the Make Whole Premium shall not be subject to the one percent (1%) minimum and shall be calculated only as provided in (1) through (3) above.

        Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until the date which is three (3) months(5) prior to the Maturity Date(1). From and after such date, provided there is no Event of Default, the principal balance of the Note may be prepaid, at par, in whole but not in part, upon: (a)
        not less than 15 days prior written notice to Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note, regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is to be made; and (c) payment of all other
        Indebtedness then due under the Loan Documents. Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

        In addition to the Loan Prepayment rights set forth in the above paragraph, after the Lockout Date but prior to the date which is three
        (3) months((5)) prior to the Maturity Date(1)((6)), Borrower may prepay the principal balance of the Note, provided there is no Event of
        Default, in whole but not in part, upon (a) not less than 30 days prior written notice to the Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid, absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note regardless of any prepayment;
        (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) payment of all other Indebtedness then due under the Loan Documents, and (d) payment of a "Make Whole Premium." Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

        (7)

--------------------------------------------------------------------------------
NOTES:

(1)     With respect to Mortgage Loan No. 118, Lynnhaven Shopping Center, and
        Mortgage Loan No. 157, 1380 Tuscany Drive, delete the references to
        "Maturity Date" and insert "Anticipated Repayment Date".

(2)     With respect to Mortgage Loan No. 99, Garden View Apartments, and
        Mortgage Loan No. 119, Fishers Medical Arts Building, delete "90 days"
        and insert "three months".

(3)     With respect to Mortgage Loan No. 118, Lynnhaven Shopping Center, delete
        "90 days" and insert "month".

(4)     With respect to Mortgage Loan No. 149, University Shoppes II, delete "90 days" and insert "one (1) month".

(5)     With respect to Mortgage Loan No. 118, Lynnhaven Shopping Center,
        Mortgage Loan No. 157, 1380 Tuscany Drive, Mortgage Loan No. 149,
        University Shoppes II and Mortgage Loan No. 123, 18-20 Evergreen Place &
        915 Long Island Avenue, delete "three (3) months" and insert "one (1)
        month".

(6)     With respect to Mortgage Loan No. 119, Fisher Medical Arts Building,
        delete "after the Lockout Date put prior to the date which is three (3)
        months prior to the Maturity Date,".

(7)     With respect to Mortgage Loan No. 118, Lynnhaven Shopping Center and
        Mortgage Loan No. 157, 1380 Tuscany Drive, insert the following paragraph:

        "(iii) Following the Anticipated Repayment Date, Borrower shall have the right to prepay the principal balance of the Note, at par, in whole but not in part, upon (a) not less than 30 days prior written notice to
        Lender specifying the date on which prepayment is to be made. If prepayment occurs on a date other than a scheduled monthly payment date,
        Borrower shall make the scheduled monthly payment in accordance with the terms of the Note, regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the
        Note to and including the date on which prepayment is to be made; and
        (c) payment of all other Indebtedness then due under the Loan Documents.
        Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith. Notwithstanding anything hereinabove in this paragraph (iii) to the contrary, following the Anticipated Repayment
        Date, payments, and prepayments, if any, derived solely from Rents, and from no other funds, shall be made and applied in accordance with paragraph 11 of the Note."

--------------------------------------------------------------------------------

H       The term "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term
        "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
        Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
        Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
        Federal Reserve Statistical Release H. 15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
        the week ending prior to the Prepayment Date, of U.S. Treasury Constant
        Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the
        Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

I       The Prepayment Consideration shall equal an amount equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by
        (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined)
        less the amount of the outstanding principal balance of this Note on the
        Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates
        under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
        Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event
        Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify
        Borrower of the amount and the basis of determination of the required prepayment consideration.

J       After the earlier to occur of (x) the second anniversary of the
        "start-up day" or (y) the third (3rd) anniversary of the Month-End Date,
        Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Note, prepay the unpaid principal balance of this Note in whole, but not in part, by paying, together with the amount to be prepaid, (a) interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment), (c) all other sums then due under this Note, the Security Instrument and the Other Security
        Documents, and (d) a prepayment consideration (the "Prepayment
        Consideration") equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid and (ii) the excess, if any, of (A) the sum of the present values of all then-scheduled payments of principal and interest under this Note including, but not limited to, principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate
        (hereinafter defined)), over (B) the principal amount of this Note being prepaid.

        The term "Prepayment Rate" means the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the
        Prepayment Rate Determination Date (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds,
        Notes and Bills" section in The Wall Street Journal as of the date of the related tender of payment. If more than one issue of United States
        Treasury Securities has the remaining term to the Maturity Date referred to above, the "Prepayment Rate" shall be the yield on the United States
        Treasury Security most recently issued as of such date. The term
        "Prepayment Rate Determination Date" shall mean the date which is five
        (5) Business Days prior to the prepayment date. The rate so published shall control absent manifest error. As used herein, "Business Day"
        shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

        Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. If the publication of the Prepayment Rate in The Wall Street Journal is
        discontinued, Lender shall determine the Prepayment Rate on the basis of
        "Statistical Release H.15 (519), Selected Interest Rates," or any
        successor publication, published by the Board of Governors of the
        Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

K       "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated
        Payments (hereinafter defined) from the Prepayment Date through the
        Maturity Date determined by discounting such payments at the Discount
        Rate (hereinafter defined). As used in this definition, the term
        "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
        Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate
        (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected
        Interest Rates under the heading U.S. Government Securities/Treasury
        Constant Maturities for the week ending prior to the Prepayment Date, of
        U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event
        Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

L       Yield Maintenance shall mean an amount equal to (X) the present value as of the Prepayment Date of the Calculated Payments from the Prepayment
        Date through the Maturity Date determined by discounting such payments at the Discount Rate, over (Y) the outstanding principal balance of the
        Note. As used herein, the defined terms used herein shall have the following meanings: (a) "Prepayment Date" shall mean the date on which prepayment is made, or with respect to subsection (c) below, the date on which a Default Prepayment is due; (b) "Calculated Payments" shall mean the monthly payments of interest-only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
        Rate and (z) the Yield Maintenance Treasury Rate; (c) "Discount Rate"
        shall mean the rate which, when compounded monthly, is equivalent to the
        Yield Maintenance Treasury Rate, when compounded semi-annually; (d)
        "Yield Maintenance Treasury Rate" shall mean the yield calculated by
        Lender by the linear interpolation of the yields, as reported in the
        Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
        the week ending prior to the Prepayment Date, of U.S. Treasury Constant
        Maturities with maturity dates (one longer or one shorter) most nearly approximating the term of the Loan. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate, In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S.
        Treasury obligations or otherwise.

APPENDIX III
SIGNIFICANT LOAN SUMMARIES

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - MONMOUTH MALL
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      III-1

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - MONMOUTH MALL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      III-2

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - MONMOUTH MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):              $137,000,000
CUT-OFF DATE BALANCE(1):          $137,000,000
LOAN PURPOSE:                     Refinance
SHADOW RATING (MOODY'S/S&P):      Baa3 / BBB-
FIRST PAYMENT DATE:               October 1, 2005
INTEREST RATE:                    5.439%
AMORTIZATION:                     Interest only through September 1, 2010.
                                  Principal and interest payments of $772,635.74
                                  beginning October 1, 2010 through maturity.
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    September 1, 2015
EXPECTED MATURITY BALANCE(1):     $127,339,470
SPONSOR:                          Vornado Realty Trust
INTEREST CALCULATION:             Actual/360
CALL PROTECTION(2):               Locked out until the earlier of August 11,
                                  2008 or 2 years after the REMIC "start-up"
                                  day, with U.S. Treasury defeasance thereafter.
                                  Prepayable without a premium from and after
                                  August 1, 2015.
LOAN PER SF(1):                   $139.73

UP-FRONT RESERVES:                RE Tax:                 $985,800
                                  Deferred Maintenance:   $886,250
                                  Cap Ex:                 $9,684
                                  TI/LC:                  $41,667

ONGOING RESERVES:                 RE Tax:                 $328,600 / month
                                  Insurance:              Springing
                                  Cap Ex:                 $9,684 / month
                                  TI/LC:                  $41,667 / month

LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Anchored
LOCATION:                         Eatontown, NJ
YEAR BUILT/RENOVATED:             1960 / 1995 - 1996
PERCENT LEASED(3):                96.9%
SQUARE FOOTAGE:                   980,487
THE COLLATERAL:                   Two-story super regional mall
OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              Vornado Realty, L.P.

MOST RECENT NET OP. INCOME:       $14,544,487
2ND MOST RECENT NET OP. INCOME:   $14,249,271
3RD MOST RECENT NET OP. INCOME:   $14,110,210
U/W NET OP. INCOME:               $16,360,454
U/W NET CASH FLOW:                $16,250,057
U/W OCCUPANCY:                    95.8%
APPRAISED VALUE:                  $249,000,000
CUT-OFF DATE LTV(1):              55.0%
MATURITY DATE LTV(1):             51.1%
DSCR(1):                          2.15x
POST IO DSCR(1):                  1.75x
--------------------------------------------------------------------------------

(1)  The subject $137,000,000 loan represents the pooled portion of a
     $165,000,000 mortgage loan. All LTV, DSCR, P&I and Loan per SF numbers in this table are based on the $137,000,000 pooled amount. The $28,000,000 subordinate balance will also be contributed to the trust but is not offered hereby. The DSCR calculated for the whole loan is 1.46x.

(2)  Call protection may be extended in the event the Borrower exercises the earnout option as described in the Additional Secured Indebtedness section.

(3)  Percent leased is based on collateral in-place tenants from the rent roll dated September 1, 2005. Total gross leasable area for this center is
     1,437,805 square feet, of which 980,487 square feet is included in the collateral for the Monmouth Mall Loan.

THE MONMOUTH MALL LOAN

     THE LOAN. The largest loan (the "Monmouth Mall Loan") is evidenced by two promissory notes and is secured by a first priority mortgage on the Monmouth
Mall property located in Eatontown, New Jersey (the "Monmouth Mall Property").
The Monmouth Mall Loan was originated on August 11, 2005 by Bear Stearns
Commercial Mortgage, Inc.

     THE BORROWER. The borrower is Eatontown Monmouth Mall LLC, a Delaware limited liability company (the "Monmouth Mall Borrower") that owns no material asset other than the Monmouth Mall Property and related interests. The Monmouth
Mall Borrower is a joint venture between Vornado Realty Trust ("Vornado") and
The Kushner Companies ("Kushner"), George Gellert and others. Vornado

                                     III-3

(NYSE: VNO) is one of the largest REITs in the nation, owning and/or managing approximately 87 million square feet of real estate. Vornado owns and operates office, retail and showroom properties with large concentrations in the New York metropolitan area and in the Washington, D.C. and Northern Virginia area.
Kushner manages more than 5 million square feet of office, industrial and retail space located in New Jersey, New York and Pennsylvania. George Gellert typically co-invests with Kushner and has a reported net worth in excess of $150 million.

     THE PROPERTY. The Monmouth Mall Property is a 1,437,805 square foot, two-story super regional mall located in Eatontown, New Jersey. The property is located near densely-populated residential communities in Monmouth County, which borders the Atlantic Ocean. The Monmouth Mall Property is bordered by SR-36 to the North, SR-35 to the East, and the Garden State Parkway approximately one mile to the west. The Monmouth Mall Property is the only regional mall in eastern Monmouth County. The Monmouth Mall Property is anchored by Macy's,
Boscov's, JC Penney and Lord & Taylor. Two of the anchor tenants, Macy's and JC
Penney, are tenant owned and are not part of the collateral, leaving approximately 980,487 square feet as collateral for the Monmouth Mall Loan. The
Monmouth Mall Property is approximately 97% leased by over 140 tenants and includes a variety of nationally recognized tenants including Old Navy,
Burlington Coat Factory, the Gap, Limited and Sam Goody. Additionally, the
collateral includes a 15-screen, stadium seating, Loews multiplex theater.
Investment grade rated tenants or their affiliates occupy approximately 29% of the collateral's total square footage. Comparable in-line stores under 10,000 square feet reported sales of $410 PSF and an occupancy cost of 13.6% for the twelve-month period ending August 2005. Average annual base rents per square foot at the Monmouth Mall Property for 2003, 2004, and the 12 month period ending September 2005, were $14.86, $14.19, and $14.62, respectively. Since
2001, the Monmouth Mall Property has maintained an average annual occupancy of at least approximately 92%.

----------------------------------------------------------------------------------------
                                                CREDIT RATING OF
                                                 PARENT COMPANY               COLLATERAL
ANCHOR          PARENT COMPANY                (FITCH/MOODY'S/S&P)     GLA      INTEREST
----------------------------------------------------------------------------------------

Macy's          Federated Department Stores      BBB+/Baa1/BBB      262,422       No
----------------------------------------------------------------------------------------
Boscov's        Boscov's Department Store           --/--/--        261,669       Yes
----------------------------------------------------------------------------------------
JC Penney       JC Penney Co., Inc.               BBB-/Ba1/BB+      194,896       No
----------------------------------------------------------------------------------------
Lord & Taylor   Federated Department Stores       --/Baa1/--        154,960       Yes
----------------------------------------------------------------------------------------
TOTAL                                                               873,947
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------
                                 AVERAGE                                 % OF TOTAL         CUMULATIVE % OF
                               UNDERWRITTEN     % OF     CUMULATIVE   UNDERWRITTEN BASE   TOTAL UNDERWRITTEN
                # OF LEASES   BASE RENT PER   TOTAL SF    % OF SF      RENTAL REVENUES        BASE RENTAL
     YEAR         ROLLING       SF ROLLING     ROLLING     ROLLING         ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------

    Vacant           14           $ 0.00          3%          3%              0%                   0%
------------------------------------------------------------------------------------------------------------
  MTM & 2005         10           $21.93          5%          8%              7%                   7%
------------------------------------------------------------------------------------------------------------
     2006            14           $37.92          2%         10%              5%                  13%
------------------------------------------------------------------------------------------------------------
     2007            17           $30.18          7%         17%             14%                  26%
------------------------------------------------------------------------------------------------------------
     2008            20           $ 5.53         31%         48%             11%                  38%
------------------------------------------------------------------------------------------------------------
     2009            10           $30.73          3%         51%              6%                  44%
------------------------------------------------------------------------------------------------------------
     2010            11           $20.33          9%         60%             12%                  56%
------------------------------------------------------------------------------------------------------------
     2011             9           $33.35          3%         62%              6%                  61%
------------------------------------------------------------------------------------------------------------
     2012             3           $58.73          0%         63%              1%                  63%
------------------------------------------------------------------------------------------------------------
     2013            22           $36.41          6%         69%             14%                  77%
------------------------------------------------------------------------------------------------------------
     2014             5           $27.11          3%         71%              5%                  81%
------------------------------------------------------------------------------------------------------------
2015 & Beyond        19           $ 9.79         29%        100%             19%                 100%
------------------------------------------------------------------------------------------------------------

                                     III-4

     The following table presents certain information relating to the major tenants at the Monmouth Mall Property:

---------------------------------------------------------------------------------------------------------------------------
                                                                                % OF TOTAL     ANNUALIZED
                             CREDIT RATING                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                (FITCH/       TENANT    % OF   UNDERWRITTEN    UNDERWRITTEN     BASE RENT          LEASE
TENANT NAME                 MOODY'S/S&P)(1)   NRSF(2)   NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

Boscov's (2)                   --/--/--       261,669    27%    $         0          0%          $ 0.00      04/23/2008 (3)
---------------------------------------------------------------------------------------------------------------------------
Lord & Taylor                 --/Baa1/--      154,960    16%    $    60,000          0%          $ 0.39      01/31/2016 (4)
---------------------------------------------------------------------------------------------------------------------------
Loews Theatre                  --/--/--        77,275     8%    $   781,250          5%          $10.11         12/31/2015
---------------------------------------------------------------------------------------------------------------------------
Burlington Coat Factory        --/--/--        42,500     4%    $   548,250          4%          $12.90         01/31/2010
---------------------------------------------------------------------------------------------------------------------------
Macy's East Kids (5)         BBB+/Baa1/BBB     36,361     4%    $   399,471          3%          $10.99             MTM
---------------------------------------------------------------------------------------------------------------------------
Old Navy                     BBB-/Baa3/BBB-    22,877     2%    $   296,715          2%          $12.97         08/31/2010
---------------------------------------------------------------------------------------------------------------------------
Thomasville Furniture         --/Baa3/BBB      13,044     1%    $   286,968          2%          $22.00         01/31/2014
---------------------------------------------------------------------------------------------------------------------------
Braddock's                     --/--/--        12,625     1%    $   239,875          2%          $19.00         07/31/2015
---------------------------------------------------------------------------------------------------------------------------
Express Bath & Body Works     --/Baa2/BBB      10,957     1%    $   301,318          2%          $27.50         04/30/2007
---------------------------------------------------------------------------------------------------------------------------
Old Town Buffet                 --/--/--        9,856     1%    $   167,552          1%          $17.00         12/31/2013
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        642,124    65%    $ 3,081,399         21%          $ 4.80
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Other Tenants                     NAP         308,391    31%    $11,817,981         79%          $38.32         Various
---------------------------------------------------------------------------------------------------------------------------
Vacant Space                      NAP          29,972     3%    $         0          0%          $ 0.00           NAP
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        980,487   100%     14,899,379        100%          $15.20
---------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Boscov's only pays CAM and RE Tax recoveries.

(3)  Boscov's has six, 10-year lease renewal options at $1.00 per year.

(4)  Lord & Taylor has six, 10-year lease renewal options at $60,000 per year.

(5)  Macy's East Kids has been a tenant since 1990 and is currently negotiating a renewal for this space as their original lease expired in April 2005.

     ESCROWS AND RESERVES. The Monmouth Mall Borrower is required to deposit monthly (a) $41,667 into a TI/LC reserve, (b) $9,684 into a replacement reserve account and (c) 1/12 of the total annual amount of real estate taxes. Insurance reserves spring if the borrower fails to provide evidence of payment.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Monmouth Mall Loan.

     PROPERTY MANAGEMENT. The Monmouth Mall Property is managed by Vornado
Realty, L.P., which is an affiliate of the Monmouth Mall Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. A $10,000,000 portion of the equity in the parent of the Monmouth Mall Borrower is structured as preferred equity that is held by Vornado.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Monmouth
Mall Borrower may incur additional pari-passu earn-out financing up to
$14,000,000, in connection with the expansion of the mall and creation of additional collateral for the Monmouth Mall Loan through the development of certain expansion parcels as detailed in the mortgage loan documents. This additional debt is subject to restrictions detailed in the loan documents including but not limited to: (i) there is no event of default, (ii) the funding shall occur no later than September 1, 2008, (iii) the LTV ratio based on the expansion parcel is less than 70%, (iv) the actual DSCR on the expansion parcel is not less than 1.10x based on a 9.30% constant and (v) the earn-out shall be co-terminus with the original Monmouth Mall Loan. BSCMI is solely obligated to fund the additional financing which, once funded, will be pari-passu with the
Monmouth Mall Loan.

     RELEASE OF PARCELS. The Monmouth Mall Borrower may obtain a release of certain expansion parcels as defined in the mortgage loan documents, without any required prepayment of the Monmouth Mall Loan, provided the Monmouth Mall
Borrower satisfies certain conditions, including (i) no event of default exists,
(ii) the Monmouth Mall Borrower has not incurred any earn-out financing mentioned above with respect to the applicable expansion parcel, (iii) if at the time of the requested release, the expansion parcel has not been developed, the lender shall approve of the proposed development of the expansion parcel and
(iv) the delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

                                     III-5

     COMPETITION. The Monmouth Mall Property faces direct competition from
Freehold Raceway Mall and secondary competition from other malls and shopping centers as outlined below:

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     MALL SHOP
                                  YEAR BUILT /                                                    --------------   DISTANCE TO
NO.           PROPERTY            RENOVATED      TOTAL GLA             ANCHOR TENANTS               GLA     OCC.     SUBJECT
------------------------------------------------------------------------------------------------------------------------------

Primary Competition:
------------------------------------------------------------------------------------------------------------------------------
1     FREEHOLD RACEWAY MALL        1990 / 1998   1,600,000   JC Penney, Lord & Taylor, Macy's,    808,376    96%     16 miles
      3710 Route 9                                           Nordstrom, Sears
      Freehold, NJ
------------------------------------------------------------------------------------------------------------------------------
Secondary Competition:
------------------------------------------------------------------------------------------------------------------------------
2     SEAVIEW SQUARE               1977 / 1993     800,000   Costco, Lowe's Home Improvement,     598,344   100%      5 miles
      1000 Route 66                   & 2002                 Sears, Target, Value City
      Ocean, NJ
------------------------------------------------------------------------------------------------------------------------------
3     THE GROVE AT SHREWSBURY       1989 / NAP     148,171   Banana Republic, Gap, Limited,        87,528   100%      2 miles
      615 Broad St.                                          Sealfons
      Shrewsbury, NJ
------------------------------------------------------------------------------------------------------------------------------
4     OCEAN COUNTY MALL            1976 / 1988     871,987   Boscov's, JC Penney, Macy's, Sears   255,544    85%     30 miles
      1201 Hooper Ave.
      Toms River, NJ
------------------------------------------------------------------------------------------------------------------------------
5     WOODBRIDGE CENTER            1971 / 2000   1,641,870   Fortunoff, Galyan's, JC Penney,      556,835    94%     24 miles
      250 Woodbridge Center Dr.       & 2003                 Lord & Taylor, Macy's, Sears
      Woodbridge, NJ
------------------------------------------------------------------------------------------------------------------------------
6     MENLO PARK MALL              1960 / 1991   1,200,000   Macy's, Nordstrom                    612,500    95%     26 miles
      Route 1 S. Parsonage Rd.
      Edison, NJ
------------------------------------------------------------------------------------------------------------------------------

     *The above table is based on the Monmouth Mall Loan appraisal dated August
24, 2005.

     Certain additional information regarding the Monmouth Mall Loan and the
Monmouth Mall Property is set forth on Appendix II hereto.

                                     III-6

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ALDERWOOD MALL
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-7

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ALDERWOOD MALL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-8

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ALDERWOOD MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):              $108,630,000
CUT-OFF DATE BALANCE(1):          $107,890,085
LOAN PURPOSE:                     Refinance
SHADOW RATING (MOODY'S/S&P):      Baa1/BBB+
FIRST PAYMENT DATE:               August 6, 2005
INTEREST RATE:                    4.714202%
AMORTIZATION:                     360 months
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    July 6, 2010
EXPECTED MATURITY BALANCE(1):     $100,261,472
SPONSOR:                          General Growth Properties, Inc.
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until the earlier of June 14, 2008
                                  or 2 years after the REMIC "start-up" day,
                                  with U.S. Treasury defeasance thereafter.
                                  Prepayable without penalty from and after
                                  January 6, 2010.

LOAN PER SF(1):                   $374.52

UP-FRONT RESERVES:                None

ONGOING RESERVES:                 RE Tax:      Springing
                                  Insurance:   Springing
                                  Cap Ex:      Springing
                                  TI/LC:       Springing

LOCKBOX:                          Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Anchored
LOCATION:                         Lynnwood, WA
YEAR BUILT/RENOVATED:             1979 / 1995, 1996 & 2004
PERCENT LEASED(2):                95.5%
SQUARE FOOTAGE:                   564,856
THE COLLATERAL:                   One-story super-regional mall
OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              General Growth Management, Inc.

MOST RECENT NET OP. INCOME:       $18,225,935
2ND MOST RECENT NET OP. INCOME:   $16,365,916
3RD MOST RECENT NET OP. INCOME:   $14,319,609
U/W NET OP. INCOME:               $24,574,739
U/W NET CASH FLOW:                $23,991,332
U/W OCCUPANCY:                    95.5%
APPRAISED VALUE:                  $435,000,000
CUT-OFF DATE LTV(1):              48.6%
MATURITY DATE LTV(1):             45.2%
DSCR(1):                          1.82x
POST IO DSCR(1):                  NAP
--------------------------------------------------------------------------------

(1)  The subject $108,630,000 A-1 Note represents a 51.0% pari passu interest in the $213,000,000 senior portion of a $268,000,000 mortgage loan. All LTV,
     DSCR and Loan per SF numbers in this table are based on the total
     $213,000,000 senior financing. The entire loan of $303,000,000 (including the Mezzanine Loan) has characteristics of a five-year term and 30-year amortization.

(2)  Percent leased is based on the rent roll dated April 28, 2005.

ALDERWOOD MALL

     THE LOAN. The second largest loan (the "Alderwood Mall Loan") as evidenced by the Promissory Note (the "Alderwood Mall Note") is secured by a first priority fee Deed of Trust and Security Agreement (the "Alderwood Mall
Mortgage") encumbering the 564,856 square foot super-regional shopping mall known as Alderwood Mall, located in Lynnwood, Washington (the "Alderwood Mall
Property"). The Alderwood Mall Loan was originated on June 14, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Alderwood Mall L.L.C., a Delaware limited liability company (the "Alderwood Mall Borrower") that owns no material asset other than the Alderwood Mall Property and related interests. The Alderwood Mall
Borrower is a direct subsidiary of General Growth Properties, Inc., the sponsor of the Alderwood Mall Loan. General Growth Properties, Inc. is a Chicago-based retail real estate investment trust engaged in the ownership, operation, management, leasing, acquisition, development and financing of United States regional shopping centers. General Growth Properties, Inc. currently has ownership interest in, or management responsibility for, a portfolio of 221 regional shopping malls and numerous other types of properties in 44 states, totaling approximately 200 million square feet of space.

                                     III-9

     THE PROPERTY. The Alderwood Mall Property is located in Lynnwood,
Washington, at 3000 184th Street SW, at the interchange of Interstates 5 and
405. The Alderwood Mall Property is located in the Seattle-Bellevue-Everett
PMSA. The Alderwood Mall Property was originally constructed in 1979 and renovated in 1995, 1996, and 2004. It consists of a 1,251,897 square foot, one-story super regional mall, of which 564,856 square feet is collateral for the Alderwood Mall Loan. The Alderwood Mall Property is situated on approximately 38.0 acres and includes over 7,000 parking spaces. The Alderwood
Mall Property is anchored by Macy's, Sears, JC Penney and Nordstrom's, which are not part of the collateral for the Alderwood Mall Loan.

---------------------------------------------------------------------------------------------------------
                                            CREDIT RATING OF
                                             PARENT COMPANY               COLLATERAL   OPERATING COVENANT
ANCHOR      PARENT COMPANY                (FITCH/MOODY'S/S&P)     GLA      INTEREST        EXPIRATION
---------------------------------------------------------------------------------------------------------

Macy's      Federated Department Stores       BBB+/Baa1/BBB     209,520       No              None
---------------------------------------------------------------------------------------------------------
Sears       Sears Holding Corp.                BB/Baa3/BB+      177,697       No              None
---------------------------------------------------------------------------------------------------------
JC Penney   JC Penney Co., Inc.               BBB-/Ba1/BB+      158,867       No              None
---------------------------------------------------------------------------------------------------------
Nordstrom   Nordstrom, Inc.                    A-/Baa1/A-       144,057       No              None
---------------------------------------------------------------------------------------------------------
TOTAL                                                           690,141
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------
                                   AVERAGE                                      % OF TOTAL        CUMULATIVE % OF
                              UNDERWRITTEN BASE                CUMULATIVE   UNDERWRITTEN BASE   TOTAL UNDERWRITTEN
                # OF LEASES      RENT PER SF      % OF TOTAL     % OF SF     RENTAL REVENUES        BASE RENTAL
     YEAR         ROLLING          ROLLING        SF ROLLING     ROLLING         ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------

    Vacant           11             $ 0.00             5%           5%              0%                   0%
------------------------------------------------------------------------------------------------------------------
     2005             9             $24.60             6%          10%              4%                   4%
------------------------------------------------------------------------------------------------------------------
     2006            12             $34.12             5%          16%              5%                   9%
------------------------------------------------------------------------------------------------------------------
     2007            12             $33.31             7%          23%              7%                  17%
------------------------------------------------------------------------------------------------------------------
     2008            14             $45.21             4%          27%              5%                  22%
------------------------------------------------------------------------------------------------------------------
     2009            11             $48.56             4%          31%              6%                  28%
------------------------------------------------------------------------------------------------------------------
     2010             8             $50.74             3%          34%              4%                  32%
------------------------------------------------------------------------------------------------------------------
     2011             8             $77.79             2%          37%              6%                  37%
------------------------------------------------------------------------------------------------------------------
     2012            13             $54.60             5%          42%              8%                  46%
------------------------------------------------------------------------------------------------------------------
     2013             6             $46.30             2%          43%              2%                  48%
------------------------------------------------------------------------------------------------------------------
     2014            21             $41.35             9%          53%             11%                  59%
------------------------------------------------------------------------------------------------------------------
2015 & Beyond        36             $29.81            47%         100%             41%                 100%
------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Alderwood Mall Property:

-------------------------------------------------------------------------------------------------------------------
                                                                            % OF TOTAL     ANNUALIZED
                          CREDIT RATING                      ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                         (FITCH/MOODY'S    TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME           /S&P)(1)        NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------

Loews Cineplex              --/B1/B        79,330    14%    $ 2,080,033         11%          $26.22      12/31/2025
-------------------------------------------------------------------------------------------------------------------
Borders Books & Music       --/--/--       24,320     4%    $   486,400          2%          $20.00      01/31/2020
-------------------------------------------------------------------------------------------------------------------
R.E.I.                      --/--/--       22,785     4%    $   455,700          2%          $20.00      01/31/2015
-------------------------------------------------------------------------------------------------------------------
Pottery Barn                --/--/--        9,394     2%    $   375,760          2%          $40.00      01/31/2017
-------------------------------------------------------------------------------------------------------------------
Express                     --/--/--       16,500     3%    $   363,000          2%          $22.00      01/31/2007
-------------------------------------------------------------------------------------------------------------------
Claim Jumper                --/--/--       12,641     2%    $   341,307          2%          $27.00      10/31/2024
-------------------------------------------------------------------------------------------------------------------
Victoria's Secret          --/Baa2/BBB      9,131     2%    $   292,192          2%          $32.00      01/31/2014
-------------------------------------------------------------------------------------------------------------------
Forever 21                  --/--/--        6,109     1%    $   281,014          1%          $46.00      01/31/2012
-------------------------------------------------------------------------------------------------------------------
Ben Bridge Jeweler          --/--/--        2,714     0%    $   257,830          1%          $95.00      07/31/2011
-------------------------------------------------------------------------------------------------------------------
Williams-Sonoma             --/--/--        5,639     1%    $   253,755          1%          $45.00      01/31/2017
-------------------------------------------------------------------------------------------------------------------
Urban Outfitters            --/--/--       11,029     2%    $   253,667          1%          $23.00      05/31/2016
-------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch         --/--/--        9,180     2%    $   247,860          1%          $27.00      02/28/2009
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    208,772    37%    $ 5,688,518         29%          $27.25
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP        330,585    59%    $13,786,633         71%          $41.70        Various
-------------------------------------------------------------------------------------------------------------------
Vacant Space                   NAP         25,499     5%    $         0          0%          $ 0.00          NAP
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    564,856   100%    $19,475,150        100%          $36.11
-------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                                     III-10

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a trigger event ("Trigger Event," described below), the Alderwood Mall Borrower is required to (i) deposit all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly, (ii) deposit $9,856.10 monthly into a capital expenditure reserve until the total amount in the reserve equals at least $118,273.28, and (iii) deposit $32,813.59 monthly into a rollover reserve until the total amount in the reserve equals at least $393,763.
A Trigger Event shall occur upon (i) the occurrence and continuance of a loan default, and terminate upon the cure or waiver of such default, or upon (ii) the date when the DSCR is less than 1.15x, and terminate at such time when the DSCR is equal to or in excess of 1.15x for a twelve consecutive month period.

     LOCKBOX AND CASH MANAGEMENT. A springing hard lockbox is in place with respect to the Alderwood Mall Loan. The lockbox will be in place until the
Alderwood Mall Loan has been paid in full. The lockbox becomes hard upon (i)
occurrence of an event of default, or upon (ii) the date when the DSCR is less than 1.15x.

     PROPERTY MANAGEMENT. The Alderwood Mall Property is managed by General
Growth Management, Inc., which is an affiliate of the Alderwood Mall Loan's sponsor. The management agreement is subordinate to the Alderwood Mall Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent company of the Alderwood Mall Borrower, Alderwood Mall Holding, L.L.C., has obtained mezzanine financing in the amount of $35,000,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender. The Alderwood Mall
Borrower may also obtain future financing for capital improvements or major repairs, tenant improvements, or leasing commissions related solely to the
Alderwood Property so long as such indebtedness (i) is unsecured and (ii) in the aggregate does not exceed $22,725,000. In addition, future mezzanine debt is permitted subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 69.7% and DSCR less than 1.25x, (ii) no existing mezzanine loan is then outstanding, (iii) no event of default has occurred, and (iv) rating agency confirmation that such mezzanine loan will not result in downgrade, withdrawal or modification of ratings for related securities

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. The Alderwood Mall Borrower may obtain a release of a designated, non-income producing, unimproved outparcel, without any required prepayment of the Alderwood Mall Loan, provided the Alderwood Mall Borrower satisfies certain conditions, including delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

     Certain additional information regarding the Alderwood Mall Loan and the
Alderwood Mall Property is set forth on Appendix II hereto.

                                     III-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-12

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 3 - SBC - HOFFMAN ESTATES
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-13

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 3 - SBC - HOFFMAN ESTATES
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-14

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 3 - SBC - HOFFMAN ESTATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):              $102,240,720
CUT-OFF DATE BALANCE(1):          $102,240,720
LOAN PURPOSE:                     Acquisition
SHADOW RATING (MOODY'S/S&P):      Baa3 / BBB-
FIRST PAYMENT DATE:               January 1, 2006
INTEREST RATE:                    4.9954%
AMORTIZATION:                     Interest only
ARD:                              December 1, 2010
HYPERAMORTIZATION:                After the ARD, the loan interest rate steps up
                                  to 6.9954%; any excess cash flow will be
                                  applied to pay down principal until the loan
                                  is paid in full.
MATURITY DATE:                    December 1, 2035
EXPECTED ARD BALANCE(1):          $102,240,720
SPONSOR:                          Inland American Real Estate Trust, Inc.
INTEREST CALCULATION:             30/360
CALL PROTECTION:                  Locked out through November 30, 2008. In
                                  connection with any voluntary prepayment, the
                                  borrower must pay a premium equal to the
                                  greater of a yield maintenance premium and 1%
                                  of the principal balance. Prepayable without
                                  penalty from and after November 1, 2010.

LOAN PER SF(1):                   $118.61

UP-FRONT RESERVES:                None

ONGOING RESERVES:                 RE Tax:      Springing
                                  Insurance:   Springing
                                  Cap Ex:      Springing

LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Office
PROPERTY SUB-TYPE:                Suburban
LOCATION:                         Hoffman Estates, IL
YEAR BUILT/RENOVATED:             1989, 1992 & 1999 / 1995
PERCENT LEASED(2):                100.0%
SQUARE FOOTAGE:                   1,690,214
THE COLLATERAL:                   Three, multi-story class A office buildings
OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              Inland American Office Management LLC

MOST RECENT NET OP. INCOME:       NAP
2ND MOST RECENT NET OP. INCOME:   NAP
3RD MOST RECENT NET OP. INCOME:   NAP
U/W NET OP. INCOME:               $22,682,967
U/W NET CASH FLOW:                $22,682,967
U/W OCCUPANCY:                    100.0%
APPRAISED VALUE:                  $338,900,000
CUT-OFF DATE LTV(1):              59.2%
ARD LTV(1):                       59.2%
DSCR(1):                          2.27x
POST IO DSCR(1):                  NAP
--------------------------------------------------------------------------------

(1)  The subject $102,240,720 loan represents a 51.0% pari passu portion of the
     $200,472,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $200,472,000 financing.

(2)  Percent leased is based on a lease expiring in August 2016.

THE SBC - HOFFMAN ESTATES LOAN

     THE LOAN. The third largest loan (the "SBC - Hoffman Estates Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the SBC - Hoffman Estates office property located in Hoffman Estates, Illinois
(the "SBC - Hoffman Estates Property"). The SBC - Hoffman Estates Loan was
originated on November 15, 2005 by Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The borrower is MB Hoffman Estates, L.L.C., a Delaware limited liability company (the "SBC - Hoffman Estates Borrower") that owns no material assets other than the SBC - Hoffman Estates Property. The SBC - Hoffman
Estates Borrower is indirectly controlled Inland American and Minto Holdings,
Inc. Inland American, an affiliate of The Inland Group, Inc., is a newly formed
REIT which went public in August 2005. The recourse obligations of the SBC -
Hoffman Estates under the non-recourse

                                     III-15

carveout provisions of the SBC-Hoffman Estates Loan are currently guaranteed by
Inland Western Retail Real Estate Trust, Inc. ("IWEST"). As of September 30,
2005, IWEST reported approximately $7.6 billion in total assets and approximately $3.7 billion in stockholders' equity. The Inland Group, Inc.
together with its subsidiaries and affiliates is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, syndication, renovation, construction finance and other related services. Currently, the Inland real estate group of companies employs more than 1,000 people and manages over $13 billion in assets and more than 100 million square feet of commercial property. Minto Holdings, Inc. is a real estate development, construction and management company with operations in
Ottawa, Toronto and Florida.

     THE PROPERTY. The SBC - Hoffman Estates Property is a 1,690,214 square foot regional headquarters and corporate campus for SBC Communications, Inc. (rated
A/A2/A by Fitch/Moody's/S&P). The SBC - Hoffman Estates Property is located in
Hoffman Estates, Illinois, a suburb of Chicago. The property consists of three class 'A' buildings, which include a four-story single-tenant building, a six-story single-tenant office building, and a single-story single-tenant convention center, in addition to two bi-level parking structures encompassing
2,800 total parking spaces. SBC - Hoffman Estates Property amenities include structured parking, newly constructed gym facilities and a full service cafeteria. The property has immediate access to I-90, a major highway that travels northwest from the Chicago CBD and intersects I-290 approximately 5 miles east of the property. Hoffman Estates and the surrounding area maintain a number of large users and/or single tenant office buildings tenanted by such firms as Sears, American Express, Zurich Insurance, TransAmerica, Motorola and
others. The SBC - Hoffman Estates Property is 100% leased to SBC Services, Inc.
(and guaranteed by SBC Communications, Inc.) under a triple net lease expiring in August 2016. On November 18th , 2005, SBC Communications acquired AT&T Corp.
to create the largest telecommunication company in the United States. The new company will be known as AT&T Inc. and will be providing international voice services in 240 countries and linking 400 carriers around the world.

-------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------------------------------------------------------
                              AVERAGE BASE                   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   % OF TOTAL SF     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR         ROLLING        ROLLING        ROLLING        ROLLING        ROLLING        REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------

    Vacant           0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2005            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2006            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2007            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2008            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2009            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2010            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2011            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2012            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2013            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2014            0           $ 0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
2015 & Beyond        1           $13.69           100%          100%            100%               100%
-------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the tenant at the SBC - Hoffman Estates Property:

-------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF TOTAL     ANNUALIZED
                             CREDIT RATING                         ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                (FITCH/         TENANT    % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
TENANT NAME                MOODY'S/S&P) (1)      NRSF     NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------

SBC Communications, Inc.        A/A2/A        1,690,214   100%    $23,145,885        100%          $13.69      08/31/2016
-------------------------------------------------------------------------------------------------------------------------
Other Tenants                     NAP               NAP   NAP             NAP        NAP              NAP          NAP
-------------------------------------------------------------------------------------------------------------------------
Vacant Space                      NAP               NAP   NAP             NAP        NAP              NAP          NAP
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        1,690,214   100%    $23,145,885        100%          $13.69
-------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
SBC - Hoffman Estates Borrower fails to provide evidence of payment. Cap Ex reserve springs if the SBC - Hoffman Estates Borrower fails to provide evidence of property maintenance or an event of default occurs.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
SBC - Hoffman Estates Loan. SBC Services, Inc. pays its monthly rent directly to the lender. After payment of debt service and required reserves, excess cash flow is disbursed to the SBC

                                     III-16

- Hoffman Estates Borrower, provided however, that during a cash management period, only funds needed to pay operating expenses are disbursed, and the balance of the excess cash flow is held as additional collateral for the SBC -
Hoffman Estates Loan.

     PROPERTY MANAGEMENT. The SBC - Hoffman Estates Property is managed by
Inland American Office Management LLC, which is affiliated with the SBC -
Hoffman Estates Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the SBC - Hoffman Estates Loan and the SBC - Hoffman Estates Property is set forth on Appendix II hereto.

                                     III-17

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-18

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 4-33 - INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-19

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 4-33 - INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-20

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 4-33 - INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $99,983,410
CUT-OFF DATE BALANCE:             $99,678,203
LOAN PURPOSE:                     Refinance
SHADOW RATING (MOODY'S/S&P):      NR / BBB-
FIRST PAYMENT DATE:               December 1, 2005
INTEREST RATE:                    5.3357%
AMORTIZATION:                     300 months

ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    November 1, 2015
EXPECTED MATURITY BALANCE:        $75,905,663
SPONSOR:                          Lazard Freres Real Estate Investors
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Prepayable with the payment of the greater of
                                  a yield maintenance premium and 1% of the
                                  principal balance prior to the earlier of
                                  October 7, 2008, or 2 years after the REMIC
                                  "start-up" day with U.S. Treasury defeasance
                                  thereafter. Prepayable without penalty from
                                  and after August 1, 2015.

LOAN PER ROOM:                    $26,293.38

UP-FRONT RESERVES:                RE Tax:                 $863,517
                                  Insurance:              $34,694
                                  Deferred Maintenance:   $259,416
                                  FF&E:                   $125,489

ONGOING RESERVES:                 RE Tax:                 $172,703 / month
                                  Insurance:              $35,678 / month
                                  FF&E:                   1/12th of 5% of Annual
                                                          Gross Income

LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Portfolio of 30 assets
PROPERTY TYPE:                    Hospitality
PROPERTY SUB-TYPE:                Extended Stay
LOCATION:                         See table
YEAR BUILT/RENOVATED:             See table
OCCUPANCY(1):                     86.7%
ROOMS:                            3,791
THE COLLATERAL:                   30 extended-stay hotel properties
OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              InTown Suites Management, Inc.

MOST RECENT NET OP. INCOME:       $16,863,352
2ND MOST RECENT NET OP. INCOME:   $15,395,077
3RD MOST RECENT NET OP. INCOME:   $15,820,038
U/W NET OP. INCOME:               $15,885,425
U/W NET CASH FLOW:                $14,300,440
U/W OCCUPANCY:                    86.7%
APPRAISED VALUE:                  $171,000,000
CUT-OFF DATE LTV:                 58.3%
MATURITY DATE LTV:                44.4%
DSCR:                             1.97x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on trailing 12-month operating statements dated October
     31, 2005.

THE INTOWN SUITES PORTFOLIO LOAN

     THE LOAN. The fourth largest loan (the "InTown Suites Portfolio Loan") is evidenced by a promissory note and is secured by 30 first mortgages on 30 InTown
Suites extended-stay hotel properties located in 17 states (the "InTown Suites
Portfolio Properties"). The InTown Suites Portfolio Loan was originated on
October 7, 2005 and amended on November 23, 2005 by Bear Stearns Commercial
Mortgage, Inc.

     THE BORROWER. The borrower is comprised of 21 Delaware limited liability companies and 9 Delaware limited partnerships (collectively the "InTown Suites
Portfolio Borrower") that are each structured as single purpose entities that own no material assets other than the InTown Suites Portfolio Properties. The
InTown Suites Portfolio Borrower is wholly owned by InTown Suites Management,
Inc. which is 100% owned and controlled by a subsidiary of LF Strategic Realty
Investors II L.P., a private equity fund whose general partner is Lazard Freres
Real Estate Investors L.L.C. Lazard Freres Real Estate Investors L.L.C. has
acted as general partner for four

                                     III-21

discretionary real estate funds that have invested nearly $3.0 billion of equity capital since 1994 in a variety of debt and equity real estate investments and operating companies. InTown Suites Management, Inc., founded in 1989 and headquartered in Atlanta, Georgia, is the largest owner/operator of economy extended-stay hotels in the United States. InTown Suites Management, Inc.
operates a total of 120 extended-stay hotels totaling 15,716 rooms across 21 states.

     THE PROPERTY. The InTown Suites Portfolio Properties consist of 30 individual extended-stay hotel properties totaling 3,791 rooms located across 17 states and 25 separate Metropolitan Statistical Areas. The typical InTown Suites property is a three-story building with 121 guest rooms, a front office and a guest laundry facility. The average age of the InTown Suites Portfolio
Properties is six years and approximately 25% of the properties consist of interior corridor buildings. Typical guestrooms are approximately 275 to 300 square feet in size with various amenities including full/queen/king size beds, fold-out couch, a kitchen with stove-top, microwave oven, full size refrigerators, a dining area, cable TV and internet access, weekly housekeeping and guest laundry facilities. Average length of stay is approximately 153 nights. Rooms are typically rented on a weekly basis with approximately 62% of guests staying longer than 30 days.

----------------------------------------------------------------------------------------------------------------------
                                             ALLOCATED     % OF TOTAL   OWNERSHIP   YEAR BUILT /   T-12 MONTH   NO. OF
PROPERTY            LOCATION                LOAN AMOUNT   LOAN AMOUNT    INTEREST     RENOVATED     OCCUPANCY    ROOMS
----------------------------------------------------------------------------------------------------------------------

Commercial Blvd     Tamarac, FL              $6,077,641       6.1%         Fee       2001 / NAP       89.7%       121
----------------------------------------------------------------------------------------------------------------------
Midlothian          Richmond, VA             $5,920,183       5.9%         Fee       1999 / NAP       85.3%       137
----------------------------------------------------------------------------------------------------------------------
Orlando South       Orlando, FL              $5,400,544       5.4%         Fee       1995 / NAP       90.6%       156
----------------------------------------------------------------------------------------------------------------------
Newport News        Newport News, VA         $5,001,446       5.0%         Fee       1998 / NAP       88.0%       121
----------------------------------------------------------------------------------------------------------------------
Downers Grove       Downers Grove, IL        $4,466,474       4.5%         Fee       1998 / NAP       83.7%       133
----------------------------------------------------------------------------------------------------------------------
Blanding Blvd       Orange Park, FL          $4,453,235       4.5%         Fee       1999 / NAP       89.9%       121
----------------------------------------------------------------------------------------------------------------------
San Pedro           San Antonio, TX          $4,076,558       4.1%         Fee       1997 / NAP       90.8%       137
----------------------------------------------------------------------------------------------------------------------
North Charleston    North Charleston, SC     $3,832,784       3.8%         Fee       1997 / NAP       86.0%       121
----------------------------------------------------------------------------------------------------------------------
Midvale             Midvale, UT              $3,797,722       3.8%         Fee       1998 / NAP       87.0%       140
----------------------------------------------------------------------------------------------------------------------
Greenwood           Greenwood, IN            $3,397,477       3.4%         Fee       2001 / NAP       87.8%       120
----------------------------------------------------------------------------------------------------------------------
Burnsville          Burnsville, MN           $3,250,497       3.3%         Fee       1998 / NAP       86.0%       135
----------------------------------------------------------------------------------------------------------------------
Southpark           Hoover, AL               $3,196,782       3.2%         Fee       1998 / NAP       90.6%       121
----------------------------------------------------------------------------------------------------------------------
Conyers             Conyers, GA              $3,039,394       3.0%         Fee       1996 / NAP       89.3%       121
----------------------------------------------------------------------------------------------------------------------
Aurora              Aurora, CO               $2,972,259       3.0%         Fee       1999 / NAP       76.5%       137
----------------------------------------------------------------------------------------------------------------------
Bellevue            Nashville, TN            $2,918,165       2.9%         Fee       1998 / NAP       84.8%       121
----------------------------------------------------------------------------------------------------------------------
Lamar Blvd          Austin, TX               $2,894,268       2.9%         Fee       2000 / NAP       91.9%       121
----------------------------------------------------------------------------------------------------------------------
West Oaks           Houston, TX              $2,879,683       2.9%         Fee       1997 / NAP       89.5%       121
----------------------------------------------------------------------------------------------------------------------
Trinity Mills       Carrollton, TX           $2,735,135       2.7%         Fee       2001 / NAP       86.5%       121
----------------------------------------------------------------------------------------------------------------------
Independence Blvd   Matthews, NC             $2,663,744       2.7%         Fee       2000 / NAP       84.9%       121
----------------------------------------------------------------------------------------------------------------------
Stuebner Airline    Houston, TX              $2,656,077       2.7%         Fee       1999 / NAP       92.2%       121
----------------------------------------------------------------------------------------------------------------------
Louisville South    Louisville, KY           $2,648,421       2.7%         Fee       1997 / NAP       82.8%       121
----------------------------------------------------------------------------------------------------------------------
Hickory Hill        Memphis, TN              $2,631,094       2.6%         Fee       1999 / NAP       90.8%       121
----------------------------------------------------------------------------------------------------------------------
Colerain            Cincinnati, OH           $2,629,419       2.6%         Fee       1998 / NAP       85.0%       133
----------------------------------------------------------------------------------------------------------------------
Lee Highway         Chattanooga, TN          $2,626,029       2.6%         Fee       1997 / NAP       84.0%       132
----------------------------------------------------------------------------------------------------------------------
McDowell Road       Phoenix, AZ              $2,470,157       2.5%         Fee       2001 / NAP       85.4%       121
----------------------------------------------------------------------------------------------------------------------
Edmond              Edmond, OK               $2,429,541       2.4%         Fee       2001 / NAP       84.1%       121
----------------------------------------------------------------------------------------------------------------------
Leon Valley         Leon Valley, TX          $2,389,244       2.4%         Fee       2000 / NAP       79.3%       132
----------------------------------------------------------------------------------------------------------------------
Rufe Snow           N. Richland Hills, TX    $2,223,831       2.2%         Fee       1998 / NAP       88.8%       121
----------------------------------------------------------------------------------------------------------------------
Mills Road          Houston, TX              $2,060,411       2.1%         Fee       2000 / NAP       85.5%       121
----------------------------------------------------------------------------------------------------------------------
Arlington South     Arlington, TX            $1,939,990       1.9%         Fee       1999 / NAP       84.7%       121
----------------------------------------------------------------------------------------------------------------------

     ESCROWS AND RESERVES. The InTown Suites Portfolio Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The
InTown Suites Portfolio Borrower is also required to escrow 1/12 of five percent
(5%) of annual Gross Income as defined in the loan documents for FF&E. The amounts shown in the Loan Information table are the current monthly collections.

-----------------------------------------------------------------------------
     SUBJECT HISTORICAL OCCUPANCY, ADR, AWR, DAILY REVPAR, WEEKLY REVPAR
-----------------------------------------------------------------------------
      YEAR        OCCUPANCY     ADR      AWR     DAILY REVPAR   WEEKLY REVPAR
-----------------------------------------------------------------------------
      2003          83.5%     $23.73   $166.12      $19.81         $138.67
-----------------------------------------------------------------------------
      2004          81.2%     $24.48   $171.39      $19.87         $139.11
-----------------------------------------------------------------------------
T-12 10/31/2005     86.7%     $25.38   $177.66      $21.99         $153.96
-----------------------------------------------------------------------------

                                     III-22

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
InTown Suites Portfolio Loan.

     PROPERTY MANAGEMENT. InTown Suites Management, Inc., an affiliate of the
InTown Suites Portfolio Borrower, manages the InTown Suites Portfolio
Properties.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Mezzanine debt is permitted subject to the satisfaction of certain conditions set forth in the loan documents, including, but not limited to: (i) confirmation of no downgrade from the rating agencies, (ii) a maximum combined loan-to-value ratio of no greater than 80% and (iii) a combined debt service coverage ratio not less than 1.20x.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PROPERTIES. The InTown Suites Portfolio Loan provides for any property to be released through partial defeasance with the payment of an amount equal to 110% of the allocated loan amount for the released property provided
(i) the debt yield immediately following the release is greater than or equal to the Release Debt Yield of 10.77% as defined in the loan documents and (ii) the
DSCR immediately following the release is at least equal to or greater than the
DSCR immediately prior to the release.

     Certain additional information regarding the InTown Suites Portfolio Loan and the InTown Suites Portfolio Properties is set forth on Appendix II hereto.

                                     III-23

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-24

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                  MORTGAGE LOAN NOS. 34-58 - MERVYNS PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-25

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                  MORTGAGE LOAN NOS. 34-58 - MERVYNS PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-26

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 34-58 - MERVYNS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):              $66,810,000
CUT-OFF DATE BALANCE(1):          $66,810,000
LOAN PURPOSE:                     Acquisition
SHADOW RATING (MOODY'S/S&P):      Baa3 / BBB-
FIRST PAYMENT DATE:               November 1, 2005
INTEREST RATE:                    4.890%
AMORTIZATION:                     Interest only
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    October 1, 2012
EXPECTED MATURITY BALANCE(1):     $66,810,000
SPONSOR:                          Inland Western Retail Real Estate Trust, Inc.
INTEREST CALCULATION:             30/360
CALL PROTECTION:                  Locked out through September 30, 2008. In
                                  connection with any voluntary prepayment, the
                                  borrower must pay a premium equal to the
                                  greater of a yield maintenance premium and 1%
                                  of the principal balance thereafter.
                                  Prepayable without penalty from and after
                                  September 1, 2012.

LOAN PER SF(1):                   $69.06

UP-FRONT RESERVES:                None

ONGOING RESERVES:                 RE Tax:      Springing
                                  Insurance:   Springing
                                  Cap Ex:      Springing
                                  Other:       Springing

LOCKBOX:                          Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Portfolio of 25 assets
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Anchored
LOCATION:                         See table
YEAR BUILT/RENOVATED:             See table
PERCENT LEASED(2):                100.0%
SQUARE FOOTAGE:                   1,896,968
THE COLLATERAL:                   25 single-tenant Mervyns stores

OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              Inland Pacific Property Services LLC and
                                  Inland Southwest Management LLC

MOST RECENT NET OP. INCOME:       NAP
2ND MOST RECENT NET OP. INCOME:   NAP
3RD MOST RECENT NET OP. INCOME:   NAP
U/W NET OP. INCOME:               $15,789,935
U/W NET CASH FLOW:                $15,789,935
U/W OCCUPANCY:                    95.0%
APPRAISED VALUE:                  $234,685,000
CUT-OFF DATE LTV(1):              55.8%
MATURITY DATE LTV(1):             55.8%
DSCR(1):                          2.46x
POST IO DSCR(1):                  NAP
--------------------------------------------------------------------------------

(1)  The subject $66,810,000 loan represents a 51.0% pari passu portion of a
     $131,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $131,000,000 financing.

(2)  Percent leased is based on 25 leases expiring in September 2025.

THE MERVYNS PORTFOLIO LOAN

     THE LOAN. The fifth largest loan (the "Mervyns Portfolio Loan") is evidenced by three promissory notes (the "Mervyns Portfolio A Notes") and is secured by 25 first priority deeds of trust on 25 single-tenant Mervyns properties located in California and Texas (the "Mervyns Portfolio Properties").
The Mervyns Portfolio Loan was originated on September 26, 2005 by Bear Stearns
Commercial Mortgage, Inc.

     THE BORROWER. The borrowers are Inland Western MDS Portfolio, L.L.C., a
Delaware limited liability company, Inland Western McAllen MDS Limited
Partnership, an Illinois limited partnership, and Inland Western El Paso MDS
Limited Partnership, an Illinois limited partnership, (collectively the "Mervyns
Portfolio Borrower") that own no material assets other than the Mervyns
Portfolio Properties. The Mervyns Portfolio Borrower is wholly owned by Inland
Western Retail Real Estate Trust, Inc. ("IWEST"). As of September 30, 2005,
IWEST reported total assets of $7.65 billion and total shareholder's equity of over $3.69 billion and owned a portfolio of 228 properties containing an aggregate of approximately 38.5 million square feet of gross leaseable area. The
Inland Group,

                                     III-27

Inc. is the parent company of IWEST. The Inland Group, Inc. together with its subsidiaries and affiliates is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, syndication, renovation, construction finance and other related services. Currently, the Inland real estate group of companies employs more than
1,000 people and manages over $13 billion in assets and more than 100 million square feet of commercial property.

     THE PROPERTY. The Mervyns Portfolio Properties consist of a portfolio of 25 single-tenant Mervyns properties on long term, absolute net leases. The portfolio is comprised of 23 properties in California (encompassing various markets in northern and southern California) and two in Texas, aggregating
1,896,968 total square feet of retail space. Twenty-two of the properties are located in shopping centers, two properties are located in regional malls and one property is free standing. On average, the stores are 75,879 square feet boxes that could be converted to other single-tenant anchors or multiple-tenant uses. All 25 properties are leased to Mervyns on leases that expire in 2025.
Mervyns, headquartered in Hayward, California, is a retail chain that operates more than 250 department stores in 13 states. The Mervyns Portfolio Properties reported sales for year-end 2004 between $151 PSF to $316 PSF with average sales of $220 PSF.

----------------------------------------------------------------------------------------------------------------------------
                                                ALLOCATED     % OF TOTAL   OWNERSHIP      YEAR BUILT /     PERCENT    SQUARE
PROPERTY                LOCATION               LOAN AMOUNT   LOAN AMOUNT    INTEREST        RENOVATED       LEASED   FOOTAGE
----------------------------------------------------------------------------------------------------------------------------

Carmel Mountain Plaza   San Diego, CA           $4,029,000       6.0%         Fee         1994 / NAP        100.0%    78,657
----------------------------------------------------------------------------------------------------------------------------
Escondido               Escondido, CA           $3,417,000       5.1%         Fee         1987 / NAP        100.0%    75,712
----------------------------------------------------------------------------------------------------------------------------
Oceanside               Oceanside, CA           $3,264,000       4.9%         Fee         1984 / NAP        100.0%    75,360
----------------------------------------------------------------------------------------------------------------------------
Sun Valley              Sun Valley, CA          $3,060,000       4.6%         Fee         1979 / 2003       100.0%    85,783
----------------------------------------------------------------------------------------------------------------------------
Manteca                 Manteca, CA             $2,907,000       4.4%         Fee         1992 / NAP        100.0%    88,515
----------------------------------------------------------------------------------------------------------------------------
Elk Grove               Elk Grove, CA           $2,805,000       4.2%         Fee         1993 / NAP        100.0%    77,874
----------------------------------------------------------------------------------------------------------------------------
Roseville               Roseville, CA           $2,754,000       4.1%         Fee         1982 / 1993       100.0%    75,928
----------------------------------------------------------------------------------------------------------------------------
Highland                Highland, CA            $2,703,000       4.0%         Fee         1993 / NAP        100.0%    80,521
----------------------------------------------------------------------------------------------------------------------------
Fontana                 Fontana, CA             $2,652,000       4.0%         Fee         1992 / NAP        100.0%    78,961
----------------------------------------------------------------------------------------------------------------------------
Vacaville               Vacaville, CA           $2,652,000       4.0%         Fee         1992 / NAP        100.0%    77,936
----------------------------------------------------------------------------------------------------------------------------
Morgan Hill             Morgan Hill, CA         $2,601,000       3.9%         Fee         1989 / NAP        100.0%    77,185
----------------------------------------------------------------------------------------------------------------------------
Moreno Valley           Moreno Valley, CA       $2,601,000       3.9%         Fee         1988 / NAP        100.0%    77,192
----------------------------------------------------------------------------------------------------------------------------
Temecula                Temecula, CA            $2,601,000       3.9%         Fee         1990 / NAP        100.0%    76,248
----------------------------------------------------------------------------------------------------------------------------
McAllen                 McAllen, TX             $2,601,000       3.9%         Fee         1984 / NAP        100.0%    78,027
----------------------------------------------------------------------------------------------------------------------------
Arbor Faire             Fresno, CA              $2,601,000       3.9%         Fee         1993 / NAP        100.0%    77,431
----------------------------------------------------------------------------------------------------------------------------
Redlands                Redlands, CA            $2,550,000       3.8%         Fee         1981 / NAP        100.0%    75,890
----------------------------------------------------------------------------------------------------------------------------
Rancho Cucamonga        Rancho Cucamonga, CA    $2,550,000       3.8%         Fee         1991 / NAP        100.0%    74,991
----------------------------------------------------------------------------------------------------------------------------
Ventura                 Ventura, CA             $2,550,000       3.8%         Fee         1982 / 2002       100.0%    75,247
----------------------------------------------------------------------------------------------------------------------------
Yarbrough               El Paso, TX             $2,550,000       3.8%         Fee         1984 / NAP        100.0%    75,522
----------------------------------------------------------------------------------------------------------------------------
East Hills              Bakersfield, CA         $2,550,000       3.8%         Fee         1989 / NAP        100.0%    75,140
----------------------------------------------------------------------------------------------------------------------------
Point West              Sacramento, CA          $2,448,000       3.7%         Fee      1979 / 1990, 2003    100.0%    72,304
----------------------------------------------------------------------------------------------------------------------------
Hanford                 Hanford, CA             $2,397,000       3.6%         Fee         1992 / NAP        100.0%    78,459
----------------------------------------------------------------------------------------------------------------------------
Lodi                    Lodi, CA                $2,244,000       3.4%         Fee         1981 / NAP        100.0%    68,017
----------------------------------------------------------------------------------------------------------------------------
Turlock                 Turlock, CA             $2,040,000       3.1%         Fee         1987 / NAP        100.0%    61,026
----------------------------------------------------------------------------------------------------------------------------
Ridgecrest              Ridgecrest, CA          $1,683,000       2.5%         Fee         1990 / NAP        100.0%    59,042
----------------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the tenant at the Mervyns Portfolio Property:

--------------------------------------------------------------------------------------------------------------------
                                                                             % OF TOTAL     ANNUALIZED
                         CREDIT RATING                        ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                            (FITCH/        TENANT    % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
TENANT NAME               MOODY'S/S&P)      NRSF     NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
--------------------------------------------------------------------------------------------------------------------

Mervyns                     --/--/--     1,896,968   100%    $17,135,036        100%           $9.03      09/30/2025
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Other Tenants                 NAP              NAP   NAP             NAP        NAP              NAP          NAP
--------------------------------------------------------------------------------------------------------------------
Vacant Space                  NAP              NAP   NAP             NAP        NAP              NAP          NAP
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                   1,896,968   100%    $17,135,036        100%           $9.03
--------------------------------------------------------------------------------------------------------------------

                                     III-28

-------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------------------------------------------------------
                              AVERAGE BASE                   CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   % OF TOTAL SF     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR         ROLLING        ROLLING        ROLLING        ROLLING        ROLLING        REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------

    Vacant            0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2005             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2006             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2007             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2008             0           $0.00             0%            0%              0%                 0%
 -------------------------------------------------------------------------------------------------------------
     2009             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2010             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2011             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2012             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2013             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
     2014             0           $0.00             0%            0%              0%                 0%
-------------------------------------------------------------------------------------------------------------
2015 & Beyond        25           $9.03           100%          100%            100%               100%
-------------------------------------------------------------------------------------------------------------

     ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
Mervyns Portfolio Borrower fails to provide evidence of payment. Cap Ex reserve springs if the Mervyns Portfolio Borrower fails to provide evidence of property maintenance or if an event of default occurs. The Other reserve is an excess cash reserve fund which springs upon the occurrence of a cash management trigger event. In the event Mervyns goes bankrupt or all of the Mervyns leases (or
Mervyns rights to possession under the leases) are terminated, the Mervyns
Portfolio Borrower is entitled to draw down that certain $45,000,000 rebate letter of credit. All proceeds drawn on the rebate letter of credit are to be paid to the lender for deposit into a rollover reserve to be disbursed for tenant improvement and leasing commission expenses with respect to the original
$131,000,000 loan.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is triggered upon a DSCR less than or equal to 1.75x or a Cash Management Event. A Cash Management Event is
triggered upon (i) the date when the DSCR is less than or equal to 1.25x, (ii)
the occurrence of an event of default, (iii) the bankruptcy of the Mervyns
Portfolio Borrower or the property manager, or (iv) the failure of the indemnitor to contribute equity to a Mervyns Portfolio Borrower under certain conditions set forth in the loan documents. In such case, all receivables will be swept daily to a cash management account controlled by the lender. Such cash sweep may be terminated (not more than twice during the term of the loan) if the
DSCR for the preceding six month period is greater than or equal to 1.35x for two complete, consecutive calendar quarters.

     PROPERTY MANAGEMENT. The Mervyns Portfolio Properties are managed by Inland
Pacific Property Services LLC with respect to the California properties and
Inland Southwest Management LLC with respect to the Texas properties. Both managers are affiliates of the Mervyns Portfolio Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PROPERTIES. The Mervyns Portfolio Loan provides for the release of (i) any of eight certain restricted easement agreement ("REA") properties upon payment of 100% of the original allocated loan amount along with the applicable yield maintenance premiums, if certain rights are exercised pursuant to the applicable REA and (ii) three years after the closing date, one or more properties upon payment of 115% of the allocated loan amount along with the applicable yield maintenance premiums subject to certain conditions as detailed in the loan documents including but not limited to: (a) there is no event of default, (b) the DSCR of the remaining properties after the release shall be equal to or greater than 1.23x, and (c) the LTV of the remaining properties after the release does not exceed 59%.

     SUBSTITUTION OF PROPERTIES. Additionally, the Mervyns Portfolio Loan allows the Mervyns Portfolio Borrower to substitute individual properties a maximum of ten times during the loan term. Any proposed substitution would be subject to satisfying numerous requirements and conditions including, but not limited to the following: (i) the aggregate DSCR immediately after the substitution is not less than the greater of the aggregate DSCR at closing or the aggregate DSCR immediately prior to the substitution, (ii) the NOI and DSCR for the replacement property for the 12 months immediately prior to the substitution is not less than the NOI and DSCR for substituted property for the 12 months immediately prior to the substitution, (iii) the tenant of the replacement property shall have comparable credit quality and financial strength (as determined by Lender)
to the tenant of the applicable substituted property, and (iv) lender has received confirmation from the rating agencies that such substitution will not result in a downgrade of the certificates.

                                     III-29

     RELEASE OF PARCELS. The Mervyns Portfolio Borrower may obtain a release of designated outparcels of land, without any required prepayment of the Mervyns
Portfolio Loan, provided the Mervyns Portfolio Borrower satisfies certain legal conditions as specified in the mortgage loan documents. BSCMI did not underwrite any income from the designated outparcels or assign any value to them.

     Certain additional information regarding the Mervyns Portfolio Loan and the
Mervyns Portfolio Properties is set forth on Appendix II hereto.

                                     III-30

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 59 - EASTLAND MALL
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-31

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 59 - EASTLAND MALL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-32

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 59 - EASTLAND MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $59,400,000
CUT-OFF DATE BALANCE:             $59,400,000
LOAN PURPOSE:                     Acquisition
SHADOW RATING (MOODY'S/S&P):      NAP
FIRST PAYMENT DATE:               January 1, 2006
INTEREST RATE:                    5.850%
AMORTIZATION:                     Interest Only
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    December 1, 2015
EXPECTED MATURITY BALANCE:        $59,400,000
SPONSOR:                          CBL & Associates Limited Partnership
INTEREST CALCULATION:             30/360
CALL PROTECTION:                  Locked out until the earlier of January 1,
                                  2009 or 2 years after the REMIC "start-up"
                                  day, with U.S. Treasury defeasance thereafter.
                                  Prepayable without penalty from and after
                                  September 1, 2015

LOAN PER SF:                      $92.21

UP-FRONT RESERVES:                None

ONGOING RESERVES:                 RE Tax:         Springing
                                  Insurance:      Springing
                                  Cap Ex:         Springing
                                  TI/LC:          Springing
                                  Debt Service:   Springing

LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Anchored
LOCATION:                         Bloomington, IL
YEAR BUILT/RENOVATED:             1967 / 1973, 1983, 1995, 1997 & 2000
PERCENT LEASED(1):                95.4%
SQUARE FOOTAGE:                   644,189
THE COLLATERAL:                   Class A regional mall
OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              CBL & Associates Management, Inc.

MOST RECENT NET OP. INCOME:       $5,780,465
2ND MOST RECENT NET OP. INCOME:   $5,571,324
3RD MOST RECENT NET OP. INCOME:   $5,449,453
U/W NET OP. INCOME:               $5,824,396
U/W NET CASH FLOW:                $5,409,712
U/W OCCUPANCY:                    88.3%
APPRAISED VALUE:                  $79,000,000

CUT-OFF DATE LTV:                 75.2%
MATURITY DATE LTV:                75.2%
DSCR:                             1.56x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Percent leased is based on the rent roll dated October 17, 2005. Percent leased is based on the collateral square footage only.

THE EASTLAND MALL LOAN

     THE LOAN. The sixth largest loan (the "Eastland Mall Loan") as evidenced by the Promissory Note (the "Eastland Mall Note") is secured by a first priority fee and leasehold Mortgage, Assignment of Leases and Rents and Security
Agreement (the "Eastland Mall Mortgage") encumbering the 644,189 square foot regional mall known as Eastland Mall, located in Bloomington, Illinois (the
"Eastland Mall Property"). The Eastland Mall Loan was originated on November 15,
2005 by Wells Fargo Bank N.A.

     THE BORROWER. The borrower is Eastland Mall, LLC, an Illinois limited liability company (the "Eastland Mall Borrower") that owns no material asset other than the Eastland Mall Property and related interests. The Eastland Mall
Borrower is a joint venture between CBL & Associates Management, Inc. (0.5%
ownership), the property manager of the Eastland Mall Loan, and CBL & Associates
Limited Partnership (99.5% ownership), the sponsor of the Eastland Mall Loan.
Both entities are affiliates of CBL & Associates Properties, Inc. ("CBL"), a publicly traded REIT. CBL is a self-managed, self-administered, fully integrated
REIT engaged in the ownership, operation, marketing, management, leasing, expansion, development, redevelopment, acquisition and financing of regional malls and community centers.

     THE PROPERTY. The Eastland Mall Property is located in Bloomington,
Illinois, at 1615 East Empire Street in McLean County, in central Illinois, located approximately 40 miles east of Peoria, 135 miles south of Chicago, 172 miles west of Indianapolis and 167 miles

                                     III-33

north of St. Louis. The Eastland Mall Property was originally constructed in
1967 and renovated in 1973, 1983, 1995, 1997 and 2000. It consists of a single-story enclosed mall with five anchor buildings containing a 644,189 square feet of NRA as collateral for the Eastland Mall Loan. The Eastland Mall
Property is situated on approximately 53.0 acres and includes 3,666 parking spaces. The Eastland Mall Property is anchored by Bergner's, Sears, Famous Barr
(not part of collateral), Kohl's and JC Penney. There are also two outparcels that include Talbot's and Applebee's. JC Penney's lease (71,218 square feet) is scheduled to expire in February 2007, Bergner's lease (131,616 square feet) is scheduled to expire September 2008, and Sears' lease (122,958 square feet) is scheduled to expire February 2011. These anchors pay nominal rents and have very low occupancy costs of 1.9% for JC Penney, 2.5% for Bergner's, and 2.2% for
Sears.

--------------------------------------------------------------------------------------------------
                                             CREDIT RATING OF                            OPERATING
                                              PARENT COMPANY               COLLATERAL    COVENANT
ANCHOR        PARENT COMPANY               (FITCH/MOODY'S/S&P)     GLA      INTEREST    EXPIRATION
--------------------------------------------------------------------------------------------------

Bergner's     Saks Inc.                          B/B2/B+         131,616       Yes      09/11/2008
--------------------------------------------------------------------------------------------------
Sears         Sears Holdings Corporation       BB/Ba1/BB+        122,958       Yes      02/16/2011
--------------------------------------------------------------------------------------------------
Famous Barr   NAP                               --/--/--         121,231       No          None
--------------------------------------------------------------------------------------------------
Kohl's        Kohl's Corporation                 A/A3/A-          83,000       Yes      12/31/2019
--------------------------------------------------------------------------------------------------
JC Penney     JC Penney Company, Inc.         BBB-/Ba1/BB+        71,218       Yes      02/28/2007
--------------------------------------------------------------------------------------------------
TOTAL                                                            529,923
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                       LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------
                             AVERAGE                                                    CUMULATIVE
                          UNDERWRITTEN                              % OF TOTAL          % OF TOTAL
                  # OF      BASE RENT      % OF     CUMULATIVE     UNDERWRITTEN     UNDERWRITTEN BASE
                 LEASES      PER SF      TOTAL SF     % OF SF       BASE RENTAL      RENTAL REVENUES
     YEAR       ROLLING      ROLLING      ROLLING     ROLLING    REVENUES ROLLING        ROLLING
-----------------------------------------------------------------------------------------------------

    Vacant         11        $ 0.00          4%          4%              0%                  0%
-----------------------------------------------------------------------------------------------------
     MTM            0        $ 0.00          0%          4%              0%                  0%
-----------------------------------------------------------------------------------------------------
     2005           6        $25.72          2%          5%              4%                  4%
-----------------------------------------------------------------------------------------------------
     2006           3        $15.99          1%          6%              1%                  6%
-----------------------------------------------------------------------------------------------------
     2007           6        $ 4.14         14%         20%              7%                 12%
-----------------------------------------------------------------------------------------------------
     2008           9        $ 4.49         25%         45%             13%                 25%
-----------------------------------------------------------------------------------------------------
     2009          15        $31.98          3%         48%             11%                 37%
-----------------------------------------------------------------------------------------------------
     2010          16        $22.43         10%         58%             25%                 62%
-----------------------------------------------------------------------------------------------------
     2011           7        $ 6.11         23%         81%             16%                 77%
-----------------------------------------------------------------------------------------------------
     2012           3        $24.53          1%         82%              2%                 80%
-----------------------------------------------------------------------------------------------------
     2013           3        $61.49          0%         82%              2%                 82%
-----------------------------------------------------------------------------------------------------
     2014           5        $25.83          2%         84%              7%                 89%
-----------------------------------------------------------------------------------------------------
2015 & Beyond       7        $ 6.06         16%        100%             11%                100%
-----------------------------------------------------------------------------------------------------

                                     III-34

     The following table presents certain information relating to the major tenants at the Eastland Mall Property:

--------------------------------------------------------------------------------------------------------------------
                                                                             % OF TOTAL     ANNUALIZED
                          CREDIT RATING                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                             (FITCH/        TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
TENANT NAME              MOODY'S/S&P)(1)     NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
--------------------------------------------------------------------------------------------------------------------

Bergner's                     B/B2/B+      131,616    20%     $        0          0%          $ 0.00      09/11/2008
--------------------------------------------------------------------------------------------------------------------
Sears                       BB/Ba1/BB+     122,958    19%     $  245,916          4%          $ 2.00      02/16/2011
--------------------------------------------------------------------------------------------------------------------
Kohl's                        A/A3/A-       83,000    13%     $  120,079          2%          $ 1.45      12/31/2019
--------------------------------------------------------------------------------------------------------------------
JC Penney                  BBB-/Ba1/BB+     71,218    11%     $   78,357          1%          $ 1.10      02/28/2007
--------------------------------------------------------------------------------------------------------------------
Old Navy                  BBB-/Baa3/BBB-    22,891     4%     $  289,619          5%          $12.65      02/28/2010
--------------------------------------------------------------------------------------------------------------------
MC Sports                    --/--/--       13,445     2%     $  168,063          3%          $12.50      12/31/2007
--------------------------------------------------------------------------------------------------------------------
Gap                       BBB-/Baa3/BBB-     8,119     1%     $  138,669          3%          $17.08      02/28/2010
--------------------------------------------------------------------------------------------------------------------
Deb Shops                   --/--/--         7,984     1%     $  120,000          2%          $15.03      01/31/2010
--------------------------------------------------------------------------------------------------------------------
The Limited                --/Baa2/BBB       7,777     1%     $  178,871          3%          $23.00      01/31/2016
--------------------------------------------------------------------------------------------------------------------
Express                    --/Baa2/BBB       7,116     1%     $  199,248          4%          $28.00      01/31/2014
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     476,124    74%     $1,538,822         27%          $ 3.23
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP         143,175    22%     $4,087,519         73%          $28.55        Various
--------------------------------------------------------------------------------------------------------------------
Vacant Space                   NAP          24,890     4%     $        0          0%          $ 0.00          NAP
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     644,189   100%     $5,626,341        100%          $ 8.73
--------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a trigger event ("Trigger Event," described below), the Eastland Mall Borrower is required to (i) begin making monthly deposits for real estate taxes and insurance based on the current estimated expenses, (ii) begin making monthly capital expense reserve payments of $11,773 per month, and rollover reserve payments of $24,000 per month, and (iii) deposit all excess monthly cash flow into a debt service reserve upon the earlier of the following events: (x) the occurrence of a default, and (y) the DSCR is less than 1.10x. A Trigger Event shall occur upon
(i) an assignment of the Eastland Mall Loan pursuant to a Transfer of the
Property, or upon (ii) the date when the DSCR is less than 1.30x.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Eastland Mall Loan.

     PROPERTY MANAGEMENT. The Eastland Mall Property is managed by CBL &
Associates Management, Inc.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Eastland Mall Borrower is
permitted to incur future unsecured subordinate debt from affiliates of the
Eastland Mall Borrower for various purposes, provided that, among other conditions, (i) a subordination agreement acceptable to lender is delivered,
(ii) the proceeds are used for the payment of property-related expenses for capital improvements, tenant improvements or leasing commissions, or for the purchase of leasing of equipment; (iii) the intercompany debt does not exceed 5%
of the outstanding principal balance of the Eastland Mall Loan.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. With lender's prior consent, the Eastland Mall Borrower may obtain the release of any parcel of land at the Eastland Mall Property subject to certain conditions set forth in the mortgage loan documents, including among other things: (i) the parcel to be released is not occupied by a tenant, and (ii) the rent for the parcel has not formed the basis for the lender's underwriting of the loan.

                                     III-35

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-36

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 60 - UNIVERSITY TOWN CENTRE
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-37

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 60 - UNIVERSITY TOWN CENTRE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-38

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 60 - UNIVERSITY TOWN CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $52,000,000
CUT-OFF DATE BALANCE:             $52,000,000
LOAN PURPOSE:                     Refinance
SHADOW RATING (MOODY'S/S&P):      NAP
FIRST PAYMENT DATE:               November 1, 2005
INTEREST RATE:                    5.750%
AMORTIZATION:                     Interest Only through October 1, 2007.
                                  Principal and interest payments of $303,457.89
                                  beginning November 1, 2007 through maturity.

ARD:                              October 1, 2015
HYPERAMORTIZATION:                After the ARD, the loan interest rate steps up
                                  to the greater of (i) 5.75% plus 2.50% or (ii)
                                  the 10-year on the run U.S. Treasury Issue
                                  rounded to the nearest basis point plus 2.50%.
MATURITY DATE:                    October 1, 2035
EXPECTED MATURITY BALANCE:        $45,907,262
SPONSORS:                         James Michael Nidiffer; James Brent Roswall
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until the earlier of November 1,
                                  2009 or 2 years after the REMIC "start-up"
                                  day, with U.S. Treasury defeasance thereafter.
                                  Prepayable without penalty from and after July
                                  1, 2015.

LOAN PER SF:                      $134.17

UP-FRONT RESERVES:                RE Tax:      $2,879
                                  Cap Ex:      $73,627
                                  Other:       $687,987

ONGOING RESERVES:                 RE Tax:      $1,033 / month
                                  Insurance:   Springing
                                  TI/LC:       $6,000 / month

LOCKBOX:                          Soft, Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Anchored
LOCATION:                         Morgantown, WV
YEAR BUILT/RENOVATED:             2004-2005 / NAP
PERCENT LEASED(1):                99.3%
SQUARE FOOTAGE:                   387,564
THE COLLATERAL:                   Multi-tenant grocery anchored retail center
OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              Interstate Management, L.L.C

MOST RECENT NET OP. INCOME:       NAP
2ND MOST RECENT NET OP. INCOME:   NAP
3RD MOST RECENT NET OP. INCOME:   NAP
U/W NET OP. INCOME:               $4,548,429
U/W NET CASH FLOW:                $4,338,438
U/W OCCUPANCY:                    96.5%
APPRAISED VALUE:                  $69,600,000
CUT-OFF DATE LTV:                 74.7%
ARD DATE LTV:                     66.0%
DSCR:                             1.43x
POST IO DSCR:                     1.19x
--------------------------------------------------------------------------------

(1)  Percent leased is based on the rent roll dated November 23, 2005.

UNIVERSITY TOWN CENTRE

     THE LOAN. The seventh largest loan (the "University Town Centre Loan") as evidenced by the Amended and Restated Secured Promissory Note (the "University
Town Centre Note") is secured by a first priority fee Amended and Restated
Credit Line Deed of Trust, Security Agreement and Assignment of Rents (the
"University Town Centre Mortgage") encumbering the 387,564 square foot multi-tenant grocery anchored retail center known as University Town Centre, located in Morgantown, West Virginia (the "University Town Centre Property").
The University Town Centre Loan was originated on September 2, 2005 and amended on November 29, 2005 by or on behalf of Principal Commercial Funding, LLC.

                                     III-39

     THE BORROWER. The borrower is Mountaineer Property Co. II, LLC, a West
Virginia limited liability company (the "University Town Centre Borrower") that owns no material asset other than the University Town Centre Property and related interests. James Michael Nidiffer (49.5% ownership interest in the
University Town Centre Property) and James Brent Roswall (49.5% ownership interest in the University Town Centre Property) are the sponsors of the
University Town Centre Loan. Combined, the two sponsors have over 35 years of real estate experience with backgrounds in leasing, sales, development, management, consultation, etc. Mr. Nidiffer's background consists of site acquisition and consulting to several restaurant chains, feasibility studies on new shopping centers/restaurants, land assemblages for various retail developments, sales and leasing, as well as development. Mr. Nidiffer and Mr.
Roswall each currently have ownership interest in 17 real estate projects.

     THE PROPERTY. The University Town Centre Property is a newly constructed anchored retail center that contains 7 buildings for a total of 387,564 square feet of net rentable area. There are 10 anchors tenants in the subject shopping center comprising 315,764 square feet. The construction consists of concrete panels with decorative brick and block store fronts. The University Town Centre
Property is located at I-79 and U.S. Route 19 in Morgantown, West Virginia. The
University of West Virginia's Evansdale Campus is located 1-2 miles from the subject via Route 19. The center has one primary access point off Route 19.
There are 2,421 parking spaces for a ratio of 6.25/1,000 square feet.

--------------------------------------------------------------------------------------------------------------------
                                                              CREDIT RATING OF                             OPERATING
                                                               PARENT COMPANY                COLLATERAL    COVENANT
ANCHOR                    PARENT COMPANY                     (FITCH/MOODY'S/S&P)     GLA      INTEREST    EXPIRATION
--------------------------------------------------------------------------------------------------------------------

Giant Eagle               Giant Eagle, Inc.                        --/--/--         65,341       Yes         None
--------------------------------------------------------------------------------------------------------------------
Hollywood Theatres Inc.   Hollywood Theatres, Inc.                 --/B2/B          39,773       Yes         None
--------------------------------------------------------------------------------------------------------------------
Dicks Sporting Goods      Dicks Sporting Goods, Inc.               --/--/B+         45,000       Yes          (1)
--------------------------------------------------------------------------------------------------------------------
Best Buy                  Best Buy Stores, L.P.                   BBB/--/BBB        30,000       Yes         None
--------------------------------------------------------------------------------------------------------------------
Barnes & Noble            Barnes & Noble Booksellers, Inc.         --/--/--         23,600       Yes          (1)
--------------------------------------------------------------------------------------------------------------------
Bed Bath and Beyond       Bed Bath and Beyond, Inc.               --/--/BBB         26,400       Yes          (1)
--------------------------------------------------------------------------------------------------------------------
Goody's                   Goody's Family Clothing, Inc.            --/--/--         30,000       Yes          (1)
--------------------------------------------------------------------------------------------------------------------
TJX Companies             The TJX Companies, Inc.                  --/A3/A          26,000       Yes          (1)
--------------------------------------------------------------------------------------------------------------------
Petco                     Petco Animal Supplies, Inc.             --/Ba2/BB         14,850       Yes          (1)
--------------------------------------------------------------------------------------------------------------------
Old Navy                  Old Navy, LLC                         BBB-/Baa3/BBB-      14,800       Yes          (1)
--------------------------------------------------------------------------------------------------------------------
TOTAL                                                                              315,764
--------------------------------------------------------------------------------------------------------------------

(1)  Dicks Sporting Goods, Barnes & Noble, Bed Bath and Beyond, Goody's, TJX
     Companies, Petco, and Old Navy each have co-tenancy clauses tied to various center occupancy requirements, per the leases.

--------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------
                                  AVERAGE                                       % OF TOTAL     CUMULATIVE % OF TOTAL
                               CONTRACT RENT                   CUMULATIVE    CONTRACT RENTAL      CONTRACT RENTAL
                # OF LEASES    (ANNUALIZED)    % OF TOTAL SF     % OF SF       (ANNUALIZED)    (ANNUALIZED) REVENUES
     YEAR         ROLLING     PER SF ROLLING      ROLLING        ROLLING    REVENUES ROLLING          ROLLING
--------------------------------------------------------------------------------------------------------------------

    Vacant           1            $ 0.00             1%             1%              0%                    0%
--------------------------------------------------------------------------------------------------------------------
     2005            0            $ 0.00             0%             1%              0%                    0%
--------------------------------------------------------------------------------------------------------------------
     2006            0            $ 0.00             0%             1%              0%                    0%
--------------------------------------------------------------------------------------------------------------------
     2007            0            $ 0.00             0%             1%              0%                    0%
--------------------------------------------------------------------------------------------------------------------
     2008            0            $ 0.00             0%             1%              0%                    0%
--------------------------------------------------------------------------------------------------------------------
     2009            0            $ 0.00             0%             1%              0%                    0%
--------------------------------------------------------------------------------------------------------------------
     2010           15            $16.27            17%            18%             22%                   22%
--------------------------------------------------------------------------------------------------------------------
     2011            0            $ 0.00             0%            18%              0%                   22%
--------------------------------------------------------------------------------------------------------------------
     2012            0            $ 0.00             0%            18%              0%                   22%
--------------------------------------------------------------------------------------------------------------------
     2013            0            $ 0.00             0%            18%              0%                   22%
--------------------------------------------------------------------------------------------------------------------
     2014            0            $ 0.00             0%            18%              0%                   22%
--------------------------------------------------------------------------------------------------------------------
2015 & Beyond       12            $12.12            82%           100%             78%                  100%
--------------------------------------------------------------------------------------------------------------------

                                     III-40

     The following table presents certain information relating to the major tenants at the University Town Centre Property:

---------------------------------------------------------------------------------------------------------------------
                           CREDIT RATING                      ANNUALIZED     % OF TOTAL      ANNUALIZED
                               (FITCH/       TENANT    % OF    CONTRACT      ANNUALIZED    CONTRACT RENT      LEASE
TENANT NAME               MOODY'S/S&P)(1)     NRSF     NRSF    RENT ($)    CONTRACT RENT    ($ PER NRSF)   EXPIRATION
---------------------------------------------------------------------------------------------------------------------

Giant Eagle                   --/--/--       65,341      17%  $  751,422          15%          $11.50      09/30/2025
---------------------------------------------------------------------------------------------------------------------
Hollywood Theatres Inc.       B2/--/B        39,773      10%  $  570,743          12%          $14.35      10/31/2020
---------------------------------------------------------------------------------------------------------------------
Dicks Sporting Goods          --/--/B+       45,000      12%  $  540,000          11%          $12.00      01/31/2021
---------------------------------------------------------------------------------------------------------------------
Best Buy                     BBB/--/BBB      30,000       8%  $  405,000           8%          $13.50      01/31/2016
---------------------------------------------------------------------------------------------------------------------
Barnes & Noble                --/--/--       23,600       6%  $  341,020           7%          $14.45      08/31/2017
---------------------------------------------------------------------------------------------------------------------
Bed Bath and Beyond          --/--/BBB       26,400       7%  $  283,826           6%          $10.75      01/31/2016
---------------------------------------------------------------------------------------------------------------------
Goody's                       --/--/--       30,000       8%  $  277,500           6%          $ 9.25      01/31/2016
---------------------------------------------------------------------------------------------------------------------
TJX Companies                 --/A3/A        26,000       7%  $  221,000           4%          $ 8.50      08/31/2015
---------------------------------------------------------------------------------------------------------------------
Petco                        --/Ba2/BB       14,850       4%  $  219,038           4%          $14.75      10/31/2015
---------------------------------------------------------------------------------------------------------------------
Old Navy                   BBB-/Baa3/BBB-    14,800       4%  $  214,600           4%          $14.50      10/31/2010
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                      315,764      81%  $3,824,149          77%          $12.11
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Other Tenants                   NAP          69,100      18%  $1,114,259          23%          $16.13        Various
---------------------------------------------------------------------------------------------------------------------
Vacant Space                    NAP           2,700       1%  $        0           0%          $ 0.00          NAP
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                      387,564   100.0%  $4,938,408       100.0%          $12.74
---------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. The University Town Centre Borrower is required to escrow 1/12 of real estate taxes monthly. The amount shown is the current monthly collection. Upon occurrence of an event of default, the University Town
Centre Borrower is required to deposit 1/12 of the estimated annual insurance premium costs monthly. In addition, a tenant improvement and leasing commission reserve of $6,000 is required to be escrowed on a monthly basis. Lastly, two tenant related reserves are being held by the Lender as additional holdbacks.
The first holdback in the amount of $118,140 will be held until Bed Bath &
Beyond begins paying contract rent on April 1, 2006. The second holdback in the amount of $569,847 will be held until an estoppel acceptable to the Lender is received from Hollywood Theaters and Best Buy Stores, LP.

     LOCKBOX AND CASH MANAGEMENT. A soft lockbox is in place with respect to the
University Town Centre Loan. A hard lockbox will be established if an event of default occurs.

     PROPERTY MANAGEMENT. The University Town Centre Property is managed by
Interstate Management, L.L.C, which is an affiliate of the University Town
Centre Borrower. The management agreement is subordinate to the University Town
Centre Loan. Interstate Management, L.L.C has over 35 years of experience in the management, leasing, development and advisement of commercial real estate projects.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the University Town Centre Loan and the University Town Centre Property is set forth on Appendix II hereto.

                                     III-41

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-42

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 61 - DRISKILL HOTEL
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-43

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 61 - DRISKILL HOTEL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-44

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 61 - DRISKILL HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $37,125,000
CUT-OFF DATE BALANCE:             $37,125,000
LOAN PURPOSE:                     Acquisition
SHADOW RATING (MOODY'S/S&P):      NAP
FIRST PAYMENT DATE:               December 8, 2005
INTEREST RATE:                    5.730%
AMORTIZATION:                     Interest Only through November 8, 2007.
                                  Principal and interest payments of $216,179.97
                                  beginning December 8, 2007 through maturity.
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    November 8, 2010
EXPECTED MATURITY BALANCE:        $35,741,286
SPONSOR:                          Lowe Hospitality Investment Partners, LLC
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until the earlier of November 3,
                                  2008 or 2 years after the REMIC "start-up"
                                  day, with U.S. Treasury defeasance thereafter.
                                  Prepayable without penalty from and after June
                                  8, 2010.

LOAN PER ROOM:                    $197,473.40

UP-FRONT RESERVES:                None

ONGOING RESERVES:                 RE Tax:        Springing
                                  Insurance:     Springing
                                  Cap Ex:        Springing
                                  Ground Rent:   Springing

LOCKBOX:                          Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Hospitality
PROPERTY SUB-TYPE:                Full Service
LOCATION:                         Austin, TX
YEAR BUILT/RENOVATED:             1886, 1929 / 1996-1999
OCCUPANCY(1):                     76.7%
ROOMS:                            188
THE COLLATERAL:                   Luxury hotel
OWNERSHIP INTEREST:               Fee / Leasehold

PROPERTY MANAGEMENT:              Destination Brazos Management, Inc.

MOST RECENT NET OP. INCOME:       $5,113,897
2ND MOST RECENT NET OP. INCOME:   $3,629,159
3RD MOST RECENT NET OP. INCOME:   $3,668,234
U/W NET OP. INCOME:               $4,675,870
U/W NET CASH FLOW:                $3,914,561
U/W OCCUPANCY:                    76.7%
APPRAISED VALUE:                  $60,000,000
CUT-OFF DATE LTV:                 61.9%
MATURITY DATE LTV:                59.6%
DSCR:                             1.81x
POST IO DSCR:                     1.51x
--------------------------------------------------------------------------------

(1)  Occupancy is based on the trailing twelve months financials dated September
     30, 2005.

THE DRISKILL HOTEL LOAN

     THE LOAN. The eighth largest loan (the "Driskill Hotel Loan") as evidenced by the Promissory Note (the "Driskill Hotel Note") is secured by a first priority fee and leasehold Deed of Trust and Security Agreement (the "Driskill
Hotel Mortgage") encumbering the 35,719 square foot luxury hotel known as
Driskill Hotel, located in Austin, Texas (the "Driskill Hotel Property"). The
Driskill Hotel Loan was originated on November 3, 2005 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is LH Brazos Holding, LP, a Delaware limited partnership (the "Driskill Hotel Borrower") that owns no material asset other than the Driskill Hotel Property and related interests. The Driskill Hotel
Borrower is a subsidiary of Lowe Hospitality Investment Partners, LLC, the sponsor of the Driskill Hotel Loan. Lowe Hospitality Enterprise Investment
Partners, LLC is a national real estate organization active in commercial, hospitality and residential property investment, management and development.

     THE PROPERTY. The Driskill Hotel Property is located in Austin, Texas, at
604 Brazos Street. The Driskill Hotel Property is located in the Sixth Street entertainment corridor, which is the central business district of downtown
Austin. The Driskill Hotel

                                     III-45

Property consists of a four-story historic building originally constructed in
1886 and a twelve-story traditional building constructed in 1929. The Driskill
Hotel Property underwent complete restoration between 1996 and 1999. The
Driskill Hotel Property is situated on approximately 0.8 acres and uses valet parking operated by the hotel that includes 131 parking spaces located in neighboring garages, which is not part of the collateral for the Driskill Hotel
Loan. A portion of the land constituting the four-story historic building is leased pursuant to a ground lease that expires in December 31, 2104.

---------------------------------------------------------------------------------------------------------
                         SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)
---------------------------------------------------------------------------------------------------------
                      COMPETITIVE SET                  DRISKILL HOTEL              PENETRATION FACTOR
               -----------------------------   -----------------------------   --------------------------
    YEAR       OCCUPANCY     ADR      REVPAR   OCCUPANCY     ADR      REVPAR   OCCUPANCY    ADR    REVPAR
---------------------------------------------------------------------------------------------------------

    2002         68.1%     $139.53   $ 95.02     61.5%     $181.47   $111.60      90.3%    130.1%  117.4%
---------------------------------------------------------------------------------------------------------
    2003         73.0%     $139.19   $101.61     66.9%     $177.61   $118.82      91.6%    127.6%  116.9%
---------------------------------------------------------------------------------------------------------
    2004         70.3%     $139.62   $ 98.15     68.7%     $176.57   $121.30      97.7%    126.5%  123.6%
---------------------------------------------------------------------------------------------------------
T-12 09/2005     71.6%     $142.36   $101.93     76.7%     $185.58   $142.27     107.1%    130.4%  139.6%
---------------------------------------------------------------------------------------------------------

(1)  The above table is based on data provided by STR Reports.

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a lockbox trigger period (described below), the Driskill Hotel Borrower is required to deposit (i) all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account
1/12 of the total annual amount monthly, (ii) an amount equal to 4% of the gross revenue for the Driskill Hotel Property into an FF&E reserve, and (iii) the
Driskill Hotel Borrower is required to deposit an amount equal to the monthly ground rent payable under the ground lease into a ground rent funds reserve.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox will be established on the earlier of the occurrence of the following trigger events (each of which commences a "Lockbox Trigger Period"): (i) the occurrence and continuance of a loan event of default, and terminating upon the cure of such default, or (ii)
the DSCR is less than 1.27x, and terminating at such time that the Driskill
Hotel Property achieves a DSCR of greater than 1.27x for two consecutive months.

     PROPERTY MANAGEMENT. The Driskill Hotel Property is managed by Destination
Brazos Management, Inc., which is an affiliate of the Driskill Hotel Loan's sponsor. The management agreement is subordinate to the Driskill Hotel Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Driskill Hotel Loan and the
Driskill Hotel Property is set forth on Appendix II hereto.

                                     III-46

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 62 - PLAZA EAST
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-47

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 62 - PLAZA EAST
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-48

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 62 - PLAZA EAST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $35,300,000
CUT-OFF DATE BALANCE:             $35,300,000
LOAN PURPOSE:                     Refinance
SHADOW RATING (MOODY'S/S&P):      NAP
FIRST PAYMENT DATE:               February 7, 2006
INTEREST RATE:                    5.490%
AMORTIZATION:                     Interest Only
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    January 7, 2016
EXPECTED MATURITY BALANCE:        $35,300,000
SPONSORS:                         H. Henry Elghanayan and Kamran T. Elghanayan
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until the earlier of December 12,
                                  2008 or 2 years after the REMIC "start-up"
                                  day, with U.S. Treasury defeasance thereafter.
                                  Prepayable without penalty from and after July
                                  7, 2015.

LOAN PER UNIT:                    $177,386.93

UP-FRONT RESERVES:                None

ONGOING RESERVES:                 RE Tax:      Springing
                                  Insurance:   Springing
                                  Cap Ex:      Springing

LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Multifamily
PROPERTY SUB-TYPE:                Mid-Rise
LOCATION:                         New York, NY
YEAR BUILT/RENOVATED:             1962 / 1994-1995
PERCENT LEASED(1):                100.0%
UNITS:                            199
THE COLLATERAL:                   16-story apartment building
OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              Rockrose Development Corp.

MOST RECENT NET OP. INCOME:       $2,787,423
2ND MOST RECENT NET OP. INCOME:   $2,878,272
3RD MOST RECENT NET OP. INCOME:   NAP
U/W NET OP. INCOME:               $2,924,900
U/W NET CASH FLOW:                $2,875,150
U/W OCCUPANCY:                    100%
APPRAISED VALUE:                  $69,200,000
CUT-OFF DATE LTV:                 51.0%
MATURITY DATE LTV:                51.0%
DSCR:                             1.46x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Percent leased is based on the borrower rent roll dated December 1, 2005, including units with approved application.

THE PLAZA EAST LOAN

     THE LOAN. The ninth largest loan (the "Plaza East Loan") as evidenced by the Promissory Note (the "Plaza East Note") is secured by a first priority fee
Consolidated, Amended and Restated Mortgage, Assignment of Leases and Rents and
Security Agreement (the "Plaza East Mortgage") encumbering the 199-unit,
16-story apartment building known as Plaza East, located in New York, New York
(the "Plaza East Property"). The Plaza East Loan was originated on December 12,
2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is 340 East 34 II L.L.C., a Delaware limited liability company (the "Plaza East Borrower") that owns no material asset other than the Plaza East Property and related interests. The Plaza East Borrower is a wholly-owned subsidiary of Rockrose Development Corporation. Rockrose
Development Corporation is an owner-builder of commercial and residential real estate, and currently owns and manages over 5,000 apartments and over 1,500,000 square feet of office and retail space.

                                     III-49

---------------------------------------------------------------------------------
             NUMBER     PERCENT    AVERAGE SF    AVERAGE MONTHLY   AVERAGE ANNUAL
UNIT TYPE   OF UNITS   LEASED(1)    PER UNIT    RENT PER UNIT(2)   RENT PER SF(2)
---------------------------------------------------------------------------------

Studio          42       100.0%         487          $1,794              $44
---------------------------------------------------------------------------------
1-Bedroom      152       100.0%         651          $2,461              $45
---------------------------------------------------------------------------------
2-Bedroom        5       100.0%       1,030          $3,822              $45
---------------------------------------------------------------------------------
TOTAL          199       100.0%         626          $2,353              $45
---------------------------------------------------------------------------------

(1)  Percent leased is based on the Borrower rent roll dated December 1, 2005, including units with approved applications.

(2)  Excludes units with approved applications.

     THE PROPERTY. The Plaza East Property is located in New York, New York, at
340 East 34th Street, between First and Second Avenues, in the Murray Hill section of New York. The Plaza East Property was originally constructed in 1962 and renovated in 1994-1995. It consists of 142,260 square feet of gross building area and is a 16-story apartment building. The Plaza East Property is situated on approximately 13,825 square feet of land area. The Plaza East Property includes a parking garage with 41 parking spaces and 1,127 square feet of office space.

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a lockbox trigger period (described below), (i) the Plaza East Borrower is required to deposit all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly, and (ii) the Plaza East Borrower is required to deposit $4,477.50 monthly into a capital expenditures reserve.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Plaza East Loan. Cash management will commence (a "Lockbox Trigger Period") if the actual NOI (tested as of the end of each calendar quarter) is less than
$2,402,497, and continue until such time that the actual NOI (tested as of the end of each calendar month) is, and has been for three consecutive calendar months, equal to or greater than $2,486,165.

     PROPERTY MANAGEMENT. The Plaza East Property is managed by Rockrose
Development Corp., which is an affiliate of the Plaza East Loan's sponsor. The management agreement is subordinate to the Plaza East Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent company of the Plaza East Borrower may obtain mezzanine financing provided certain conditions are met, including: (i) the mezzanine lender must enter into an intercreditor agreement, (ii) if the mezzanine loan bears interest at a floating rate, the loan documents require an interest rate cap to be maintained during the term of the mezzanine loan at a fixed strike price, (iii) the LTV ratio immediately following the closing of the mezzanine loan is no greater than 65%;
and (iv) the DSCR immediately following the closing of the mezzanine loan is no less than 1.46x based on a 7.5% loan constant.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Plaza East Loan and the Plaza
East Property is set forth on Appendix II hereto.

                                     III-50

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 63 - WEST PALM BEACH MARRIOTT
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                     III-51

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 63 - WEST PALM BEACH MARRIOTT
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                     III-52

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 63 - WEST PALM BEACH MARRIOTT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $30,000,000
CUT-OFF DATE BALANCE:             $30,000,000
LOAN PURPOSE:                     Refinance
SHADOW RATING (MOODY'S/S&P):      A2 / AAA
FIRST PAYMENT DATE:               November 1, 2005
INTEREST RATE:                    5.320%
AMORTIZATION TERM:                Interest Only through September 30, 2010.
                                  Principal and interest payments of $166,964.19
                                  beginning October 1, 2010
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    October 1, 2015
EXPECTED MATURITY BALANCE:        $27,798,227
SPONSOR:                          JWM Family Enterprises, L.P.
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until the later of October 1, 2008
                                  or 2 years after the REMIC "start-up" day,
                                  with U.S. Treasury defeasance thereafter.
                                  Prepayable without penalty from and after
                                  August 1, 2015.

LOAN PER ROOM:                    $85,227.27

UP-FRONT RESERVES:                None

ONGOING RESERVES:                 RE Tax:      Springing
                                  Insurance:   Springing
                                  Cap Ex:      Springing

LOCKBOX:                          Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Hospitality
PROPERTY SUB-TYPE:                Full Service
LOCATION:                         West Palm Beach, FL
YEAR BUILT/RENOVATED:             1981 / 2004
OCCUPANCY(1):                     75.4%
ROOMS:                            352
THE COLLATERAL:                   A 10-story, full-service hotel
OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              Marriott Hotel Services, Inc.

MOST RECENT NET OP. INCOME(2):    $7,392,547
2ND MOST RECENT NET OP. INCOME:   NAP
3RD MOST RECENT NET OP. INCOME:   NAP
U/W NET OP. INCOME:               $6,726,858
U/W NET CASH FLOW:                $5,885,802
U/W OCCUPANCY:                    76.0%
APPRAISED VALUE:                  $67,400,000
CUT-OFF DATE LTV:                 44.5%
MATURITY DATE LTV:                41.2%
DSCR:                             3.64x
POST IO DSCR:                     2.94x
--------------------------------------------------------------------------------

(1)  Occupancy is based on the 12-month operating statements ending July 31,
     2005.

(2)  Most recent net operating income is based on the annualized trailing
     7-month financial performance as of July 15, 2005.

THE WEST PALM BEACH MARRIOTT LOAN

     THE LOAN. The tenth largest loan (the "West Palm Beach Marriott Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the West Palm Beach Marriott hotel located in West Palm Beach, Florida (the
"West Palm Beach Marriott Property"). The West Palm Beach Marriott Loan was
originated on September 28, 2005 by Wells Fargo Bank N.A.

     THE BORROWER. The borrower, PBM Properties, LLC (the "West Palm Beach
Marriott Borrower"), is a single purpose entity that owns no material assets other than the West Palm Beach Marriott Property and related interests. The West
Palm Beach Marriott Borrower is a single member limited liability company structured with an independent director. The guarantor is JWM Family
Enterprises, L.P., while JWM Family Enterprises, Inc. is the sole general partner of JWM Family Enterprises, L.P. and owns a 14.67% interest in the guarantor. The JWM Family Enterprises, L.P. is partially owned by J.W. Marriott
Jr., who is the son of the Marriott founder and the current Chairman of the
Board of Directors and CEO of Marriott International. Based on the JWM Family
Enterprises, L.P. balance sheet as of December 31, 2004, the guarantor reports a net worth of approximately $480,000,000. The guarantor's portfolio consists of
10 hotels in six states, which are all managed by Marriott International, Inc.
("Marriott").

                                     III-53

     THE PROPERTY. The West Palm Beach Marriott Property is a 10-story, 352-room full-service hotel located in West Palm Beach, Florida. The property was built in 1981, acquired by the West Palm Beach Marriott Borrower in December 2002, and
extensively renovated in 2004 receiving approximately $18,000,000, or $52,273 per key, in capital improvements. Following the completion of renovations in
October 2004, the hotel changed franchise affiliations and was re-flagged as a
Marriott. The West Palm Beach Marriott Property features a fully equipped fitness center with a heated outdoor swimming pool, as well as approximately
13,000 square feet of function space, including a 6,615 square foot ballroom, a restaurant and cafe, as well as a business center and wireless internet throughout the hotel.

     The West Palm Beach Marriott Property is located across Okeechobee
Boulevard from the Palm Beach Convention Center and adjacent to the Kravis
Center for the Performing Arts. Additionally, the West Palm Beach Marriott
Property is approximately 2 miles from the West Palm Beach Airport.

--------------------------------------------------------------------------------------------------------
                         SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)
--------------------------------------------------------------------------------------------------------
                      COMPETITIVE SET            WEST PALM BEACH MARRIOTT         PENETRATION FACTOR
               ----------------------------   -----------------------------   --------------------------
    YEAR       OCCUPANCY     ADR     REVPAR   OCCUPANCY     ADR      REVPAR   OCCUPANCY    ADR    REVPAR
--------------------------------------------------------------------------------------------------------

    2002          NAP          NAP      NAP      NAP          NAP       NAP       NAP       NAP     NAP
--------------------------------------------------------------------------------------------------------
    2003          NAP          NAP      NAP      NAP          NAP       NAP       NAP       NAP     NAP
--------------------------------------------------------------------------------------------------------
    2004          NAP          NAP      NAP      NAP          NAP       NAP       NAP       NAP     NAP
--------------------------------------------------------------------------------------------------------
T-12 07/2005     76.2%     $113.26   $86.32     79.3%     $165.42   $131.18     104.1%    146.1%  152.0%
--------------------------------------------------------------------------------------------------------

(1)  The Competitive Set numbers in the above table are based on the most recent
     STR report as of July 2005. The West Palm Beach Marriott numbers are based on the annualized trailing 7-months financial performance as of July 15,
     2005.

     PROPERTY MANAGEMENT. The West Palm Beach Marriott Property is managed by
Marriott Hotel Services, Inc., an affiliate of Marriott International, Inc.
Marriott (NYSE: MAR; rated Baa2/BBB+ by Moody's/S&P) is a hospitality company that engages in the operation and franchising of hotels and related lodging facilities worldwide, as well as develops and operates vacation ownership resorts.

     ESCROWS AND RESERVES. The West Palm Beach Marriott Borrower is required to escrow for real estate taxes and property insurance premiums provided a trigger event has occurred. Real estate tax impounds are not required provided (i) the
DSCR based on the cash flow for the three calendar month period immediately preceding the date of calculation (assuming a mortgage loan constant of 10%), and the projected DSCR that would be due for the three calendar month period immediately following the date of calculation, is equal to or greater then
1.00x, and (ii) all real estate and personal property taxes are not delinquent.
Property insurance impounds are not required provided there is an approved blanket policy for general liability and property insurance in place, the West
Palm Beach Marriott Loan is not in default and insurance payments are current.
FF&E impounds are not required, however, the West Palm Beach Marriott Borrower is required to adhere to the management agreement, whereby (i) 3% of gross revenues were reserved for Fiscal Year 2004, (ii) 4% of gross revenues were reserved for Fiscal Year 2005, (iii) 5% of gross revenues are reserved for
Fiscal Year 2006 and all Fiscal Periods thereafter. If at any time the FF&E reserve is not held according to the management agreement, the West Palm Beach
Marriott Borrower is required to establish a reserve in an amount to be determined.

     LOCKBOX AND CASH MANAGEMENT. A hard lock box will be triggered sixty (60)
days following the occurrence and during the continuation of an event of default under the Mortgage.

     MEZZANINE LOAN, UNSECURED DEBT AND PREFERRED EQUITY INTEREST. There exists unsecured subordinate debt in an amount not to exceed $11,000,000 and subject to the terms of a subordination and standstill agreement.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the West Palm Beach Marriott Loan and West Palm Beach Marriott Property is set forth on Appendix II hereto.

                                     III-54

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                             @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

                           DISTRIBUTION DATE STATEMENT

================================================================================

     STATEMENT SECTIONS                                               PAGE(S)
     ------------------                                               -------

     Certificate Distribution Detail                                     2
     Certificate Factor Detail                                           3
     Reconciliation Detail                                               4
     Other Required Information                                          5
     Cash Reconciliation                                                 6
     Ratings Detail                                                      7
     Current Mortgage Loan and Property Stratification Tables           8-10
     Mortgage Loan Detail                                                11
     Principal Prepayment Detail                                         12
     Historical Detail                                                   13
     Delinquency Loan Detail                                             14
     Specially Serviced Loan Detail                                    15-16
     Modified Loan Detail                                                17
     Liquidated Loan Detail                                              18
     Historical Bond / Collateral Realized Loss Reconciliation           19
     Supplemental Reporting                                              20

================================================================================

                                    DEPOSITOR
================================================================================

     Morgan Stanley Capital I Inc.
     1585 Broadway
     New York, NY 10036

     Contact:       General Information Number
     Phone Number:  (212) 761-4700

================================================================================

                                 MASTER SERVICER
================================================================================

     Wells Fargo Bank, N.A.
     420 Montgomery Street
     San Francisco, CA 94104

     Contact:       Myung J. Nam
     Email: investorreporting@wellsfargo.com

================================================================================

                                SPECIAL SERVICER
================================================================================

     ARCap Servicing, Inc.
     5221 N. O'Connor Blvd., Ste 600
     Irving, TX 75038

     Contact:       Chris Crouch
     Phone Number:  (972) 868-5300

================================================================================

This report has been compiled from information provided to Wells Fargo Bank,
N.A. by various third parties, which may include the Master Servicer, Special
Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 1 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

                        CERTIFICATE DISTRIBUTION DETAIL

====================================================================================================================================
                                                                                       Realized
                                                                                         Loss/
                  Pass-                                                               Additional                          Current
                 Through  Original  Beginning   Principal      Interest   Prepayment  Trust Fund    Total      Ending  Subordination
  Class   CUSIP   Rate    Balance    Balance   Distribution  Distribution  Premium     Expenses  Distribution  Balance    Level(1)
------------------------------------------------------------------------------------------------------------------------------------

   A-1           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-2           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-3           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-AB          0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-4           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-M           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-J           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    B            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    C            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    D            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    E            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    F            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    G            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    H            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    J            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    K            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    L            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    M            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    N            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    O            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    P            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   MM-NA         0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-I           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-II          0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-III         0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Totals                      0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
====================================================================================================================================

=======================================================================================================
                                Original  Beginning                                            Ending
                  Pass-Through  Notional   Notional    Interest     Prepayment      Total     Notional
  Class    CUSIP       Rate      Amount     Amount   Distribution     Premium   Distribution   Amount
-------------------------------------------------------------------------------------------------------

   X                0.000000       0.00      0.00        0.00         0.00          0.00        0.00
=======================================================================================================

(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and
(ii) the ending certificate balance of all classes which are not subordinate to the designated class and deviding the result by (A).

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 2 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                              CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                            (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

                           CERTIFICATE FACTOR DETAIL

=========================================================================================================
                                                                              Realized Loss/
                         Beginning    Principal     Interest    Prepayment   Additional Trust   Ending
  Class        CUSIP      Balance   Distribution  Distribution    Premium     Fund Expenses     Balance
---------------------------------------------------------------------------------------------------------

   A-1                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-2                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-3                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-AB                 0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-4                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-M                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-J                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    B                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    C                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    D                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    E                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    F                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    G                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    H                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    J                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    K                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    L                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    M                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    N                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    O                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    P                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   MM-NA                0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-I                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-II                 0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-III                0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
=========================================================================================================

=========================================================================
                        Beginning                                Ending
                         Notional    Interest     Prepayment    Notional
  Class      CUSIP       Amount    Distribution     Premium      Amount
-------------------------------------------------------------------------

   X                  0.00000000   0.00000000    0.00000000   0.00000000
=========================================================================

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 3 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

                             RECONCILIATION DETAIL

                         ADVANCE SUMMARY

P&I Advances Outstanding                                         0.00
Master Servicing Advances Outstanding                            0.00
Reimbursements for Interest on P&I
Advances paid from general collections                           0.00
Reimbursements for Interest on Master Servicing
Advances paid from general collections                           0.00

                  MASTER SERVICING FEE SUMMARY

Current Period Accrued Master Servicing Fees                     0.00
Less Master Servicing Fees on Delinquent Payments                0.00
Less Reductions to Master Servicing Fees                         0.00
Plus Master Servicing Fees on Delinquent Payments Received       0.00
Plus Adjustments for Prior Master Servicing Calculation          0.00
Total Master Servicing Fees Collected                            0.00

CERTIFICATE INTEREST RECONCILIATION

-----------------------------------------------------------------------------------------------------------------------------------
               Accrued     Net Aggregate    Distributable    Distributable              Additional               Remaining Unpaid
Class Accrual Certificate   Prepayment       Certificate  Certificate Interest WAC CAP  Trust Fund   Interest      Distributable
       Days    Interest  Interest Shortfall   Interest        Adjustment      Shortfall  Expenses  Distribution Certificate Interest
-----------------------------------------------------------------------------------------------------------------------------------

 A-1    0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
 A-2    0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
 A-3    0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
 A-4    0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
 A-AB   0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
 A-J    0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
 A-M    0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  B     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  C     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  D     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  E     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  F     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  G     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  H     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  J     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  K     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  L     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  M     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
 MM-NA  0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  N     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  O     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  P     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
  X     0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals  0       0.00             0.00               0.00                0.00    0.00     0.00         0.00                0.00
===================================================================================================================================

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 4 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

                   OTHER REQUIRED INFORMATION

Available Distribution Amount                     0.00

Aggregate Number of Outstanding Loans                0
Aggregate Unpaid Principal Balance of Loans       0.00
Aggregate Stated Principal Balance of Loans       0.00

Aggregate Amount of Master Servicing Fee          0.00
Aggregate Amount of Special Servicing Fee         0.00
Aggregate Amount of Trustee Fee                   0.00
Aggregate Primary Servicing Fee                   0.00
Aggregate Paying Agent Fee                        0.00
Aggregate Trust Fund Expenses                     0.00

Additional Trust Fund Expenses/(Gains)            0.00
     Fees Paid to Special Servicer                0.00
     Interest on Advances                         0.00
     Other Expenses of Trust                      0.00

Appraisal Reduction Amount

 -----------------------------------------------------
               Appraisal    Cumulative     Most Recent
  Loan         Reduction       ASER         App. Red.
 Number        Effected       Amount          Date
 -----------------------------------------------------

 -----------------------------------------------------
 Total
 =====================================================

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 5 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

                           CASH RECONCILIATION DETAIL

--------------------------------------------------------------------------------------

TOTAL FUNDS COLLECTED

     INTEREST:

        Interest paid or advanced                                       0.00
        Interest reductions due to Non-Recoverability Determinations    0.00
        Interest Adjustments                                            0.00
        Deferred Interest                                               0.00
        Net Prepayment Interest Shortfall                               0.00
        Net Prepayment Interest Excess                                  0.00
        Extension Interest                                              0.00
        Interest Reserve Withdrawal                                     0.00
                                                                               -------
           TOTAL INTEREST COLLECTED                                               0.00

     PRINCIPAL:
        Scheduled Principal                                             0.00
        Unscheduled Principal                                           0.00
           Principal Prepayments                                        0.00
           Collection of Principal after Maturity Date                  0.00
           Recoveries from Liquidation and Insurance Proceeds           0.00
           Excess of Prior Principal Amounts paid                       0.00
           Curtailments                                                 0.00
        Negative Amortization                                           0.00
        Principal Adjustments                                           0.00
                                                                               -------
           TOTAL PRINCIPAL COLLECTED                                              0.00

     OTHER:
        Prepayment Penalties/Yield Maintenance                          0.00
        Repayment Fees                                                  0.00
        Borrower Option Extension Fees                                  0.00
        Equity Payments Received                                        0.00
        Net Swap Counterparty Payments Received                         0.00
                                                                               -------
           TOTAL OTHER COLLECTED:                                                 0.00
                                                                               -------
TOTAL FUNDS COLLECTED                                                             0.00
                                                                               =======

--------------------------------------------------------------------------------------

TOTAL FUNDS DISTRIBUTED

     FEES:

        Master Servicing Fee                                            0.00
        Trustee Fee                                                     0.00
        Certificate Administration Fee                                  0.00
        Insurer Fee                                                     0.00
        Miscellaneous Fee                                               0.00
                                                                               -------
           TOTAL FEES                                                            0.00

     ADDITIONAL TRUST FUND EXPENSES:
        Reimbursement for Interest on Advances                          0.00
        ASER Amount                                                     0.00
        Special Servicing Fee                                           0.00
        Rating Agency Expenses                                          0.00
        Attorney Fees & Expenses                                        0.00
        Bankruptcy Expense                                              0.00
        Taxes Imposed on Trust Fund                                     0.00
        Non-Recoverable Advances                                        0.00
        Other Expenses                                                  0.00
                                                                               -------
           TOTAL ADDITIONAL TRUST FUND EXPENSES                                  0.00

     INTEREST RESERVE DEPOSIT                                                    0.00

     PAYMENTS TO CERTIFICATEHOLDERS & OTHERS:
        Interest Distribution                                           0.00
        Principal Distribution                                          0.00
        Prepayment Penalties/Yield Maintenance                          0.00
        Borrower Option Extension Fees                                  0.00
        Equity Payments Paid                                            0.00
        Net Swap Counterparty Payments Paid                             0.00
                                                                               -------
           TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS                         0.00
                                                                               -------
TOTAL FUNDS DISTRIBUTED                                                          0.00
                                                                               =======

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 6 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

                                 RATINGS DETAIL

------------------------------------------------------------------------------------
                            Original Ratings              Current Ratings (1)
Class        CUSIP     --------------------------    -------------------------------
                          Fitch   Moody's   S&P          Fitch   Moody's   S&P
------------------------------------------------------------------------------------

 A-1
 A-2
 A-3
 A-AB
 A-4
 A-M
  X
 A-J
  B
  C
  D
  E
  F
  G
  H
  J
  K
  L
  M
  N
  O
  P
 MM-NA
------------------------------------------------------------------------------------

NR  - Designates that the class was not rated by the above agency at the time of original issuance.
X   - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
N/A - Data not available this period.

(1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

Fitch, Inc.                Moody's Investors Service  Standard & Poor's Rating Services
One State Street Plaza     99 Church Street           55 Water Street
New York, New York 10004   New York, New York 10007   New York, New York 10041
(212) 908-0500             (212) 553-0300             (212) 438-2430

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 7 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                               SCHEDULED BALANCE

--------------------------------------------------------------------------------
                                          % of
   Scheduled     # of      Scheduled      Agg.      WAM              Weighted
    Balance      loans      Balance       Bal.      (2)     WAC     Avg DSCR (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Totals
================================================================================

                                   STATE (3)

--------------------------------------------------------------------------------
                                          % of
                 # of      Scheduled      Agg.      WAM              Weighted
      State      Props.     Balance       Bal.      (2)     WAC     Avg DSCR (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Totals
================================================================================

See footnotes on last page of this section.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 8 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

--------------------------------------------------------------------------------

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                          DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
                                         % of
 Debt Service       # of    Scheduled    Agg.     WAM                 Weighted
Coverage Ratio      loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                                    NOTE RATE
--------------------------------------------------------------------------------
                                         % of
     Note           # of    Scheduled    Agg.     WAM                 Weighted
     Rate           loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                                PROPERTY TYPE (3)
--------------------------------------------------------------------------------
                                         % of
                    # of    Scheduled    Agg.     WAM                 Weighted
Property Type      Props.    Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                                   SEASONING
--------------------------------------------------------------------------------
                                         % of
                    # of    Scheduled    Agg.     WAM                 Weighted
  Seasoning         loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

See footnotes on last page of this section.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 9 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

--------------------------------------------------------------------------------

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

               ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)
--------------------------------------------------------------------------------
                                           % of
Anticipated Remaining   # of    Scheduled   Agg.     WAM              Weighted
    Term (2)           loans     Balance    Bal.     (2)      WAC    Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

               REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)
--------------------------------------------------------------------------------
                                           % of
Remaining Amortization  # of    Scheduled   Agg.     WAM              Weighted
        Term           loans     Balance    Bal.     (2)      WAC    Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                 REMAINING STATED TERM (FULLY AMORTIZING LOANS)
--------------------------------------------------------------------------------
                                         % of
Remaining Stated    # of    Scheduled    Agg.     WAM                 Weighted
    Term            loans    Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                    AGE OF MOST RECENT FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                        % of
   Age of Most      # of    Scheduled    Agg.     WAM                 Weighted
   Recent NOI      loans     Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

(1) Debt Service Coverage Ratios are updated periodically as new Financial
Information figures become available from borrowers on an asset level. In all cases the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Paying Agent makes no representations as to the accuracy of the data provided for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off Date balance of each property as disclosed in the offering document.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 10 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

----------------------------------------------------------------------------------------------------------------

                                               MORTGAGE LOAN DETAIL

----------------------------------------------------------------------------------------------------------------
                                                                                  Anticipated              Neg.
 Loan              Property                      Interest    Principal   Gross     Repayment   Maturity   Amort
Number   ODCR      Type (1)    City     State     Payment     Payment    Coupon       Date       Date     (Y/N)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Totals
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
           Beginning     Ending       Paid     Appraisal    Appraisal     Res.    Mod.
 Loan      Scheduled    Scheduled     Thru     Reduction    Reduction    Strat.   Code
Number      Balance      Balance      Date        Date        Amount      (2)      (3)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Totals
---------------------------------------------------------------------------------------

                   (1) Property Type Code
                   ----------------------

MF  -  Multi-Family                     OF  -  Office
RT  -  Retail                           MU  -  Mixed Use
HC  -  Health Care                      LO  -  Lodging
IN  -  Industrial                       SS  -  Self Storage
WH  -  Warehouse                        OT  -  Other
MH  -  Mobile Home Park

                          (2) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                    10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                         Foreclosure
3 - Bankruptcy           8 - Resolved               11 - Full Payoff
4 - Extension            9 - Pending Return         12 - Reps and Warranties
5 - Note Sale                to Master Servicer     13 - Other or TBD

                              (3) Modification Code
                              ---------------------

                            1 - Maturity Date Extension
                            2 - Authorization Change
                            3 - Principal Write-Off
                            4 - Combination

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 11 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

-----------------------------------------------------------------------------------------------------------------------------

                                                  PRINCIPAL PREPAYMENT DETAIL

-----------------------------------------------------------------------------------------------------------------------------
                                         Principal Prepayment Amount                   Prepayment Penalties
                Offering Document    -------------------------------------   ------------------------------------------------
Loan Number      Cross-Reference     Payoff Amount     Curtailment Amount     Prepayment Premium     Yield Maintenance Charge
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Totals
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 12 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

-----------------------------------------------------------------------------------------------------------------------------------

                                                          HISTORICAL DETAIL

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Delinquencies
-----------------------------------------------------------------------------------------------------------------------------------
Distribution        30-59 Days       60-89 Days      90 Days or More       Foreclosure            REO             Modifications
  Date              #   Balance      #   Balance       #   Balance         #   Balance         #   Balance         #   Balance
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                             Prepayments                    Rate and Maturities
------------------------------------------------------------------------------------
Distribution        Curtailments        Payoff       Next Weighted Avg.
  Date              #   Balance      #   Balance     Coupon      Remit          WAM
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 13 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

----------------------------------------------------------------------------------------------------------------------------------

                                                      DELINQUENCY LOAN DETAIL

----------------------------------------------------------------------------------------------------------------------------------
                   Offering        # of                     Current     Outstanding   Status of    Resolution
                   Document       Months    Paid Through      P&I           P&I        Mortgage     Strategy       Servicing
Loan Number    Cross-Reference    Delinq.       Date        Advances     Advances      Loan (1)     Code (2)     Transfer Date
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  Totals
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                              Actual      Outstanding
             Foreclosure       Loan        Servicing    Bankruptcy    REO
Loan Number     Date         Balance       Advances        Date       Date
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
  Totals
----------------------------------------------------------------------------------

                          (1) Status of Mortgage Loan
                          ---------------------------

A  -  Payments Not Received               2  -  Two Months Delinquent
      But Still in Grace Period           3  -  Three or More Months Delinquent
B  -  Late Payment But Less               4  -  Assumed Scheduled Payment
      Than 1 Month Delinquent                   (Performing Matured Loan)
0  -  Current                             7  -  Foreclosure
1  -  One Month Delinquent                9  -  REO

                          (2) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                   10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                        Foreclosure
3 - Bankruptcy           8 - Resolved              11 - Full Payoff
4 - Extension            9 - Pending Return        12 - Reps and Warranties
5 - Note Sale                to Master Servicer    13 - Other or TBD

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 14 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

-----------------------------------------------------------------------------------------------------------------------------

                                            SPECIALLY SERVICED LOAN DETAIL - PART 1

-----------------------------------------------------------------------------------------------------------------------------
                          Offering     Servicing  Resolution                                                        Net
Distribution    Loan      Document      Transfer   Strategy     Scheduled   Property          Interest  Actual   Operating
   Date        Number  Cross-Reference    Date      Code (1)     Balance    Type (2)   State    Rate    Balance   Income
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                         Remaining
Distribution   NOI                 Note     Maturity   Amortization
   Date       Date       DSCR      Date       Date         Term
--------------------------------------------------------------------

--------------------------------------------------------------------

                          (1) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                  10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                       Foreclosure
3 - Bankruptcy           8 - Resolved             11 - Full Payoff
4 - Extension            9 - Pending Return       12 - Reps and Warranties
5 - Note Sale                to Master Servicer   13 - Other or TBD

              (2) Property Type Code
              ----------------------

MF - Multi-Family             OF - Office
RT - Retail                   MU - Mixed use
HC - Health Care              LO - Lodging
IN - Industrial               SS - Self Storage
WH - Warehouse                OT - Other
MH - Mobile Home Park

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 15 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 2

------------------------------------------------------------------------------------------------------------------------------------
                          Offering     Resolution     Site
Distribution   Loan       Document      Strategy   Inspection                Appraisal  Appraisal     Other REO
    Date      Number  Cross-Reference   Code (1)      Date     Phase 1 Date     Date      Value    Property Revenue     Comment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                          (1) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                    10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                         Foreclosure
3 - Bankruptcy           8 - Resolved               11 - Full Payoff
4 - Extension            9 - Pending Return         12 - Reps and Warranties
5 - Note Sale                to Master Servicer     13 - Other or TBD

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 16 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

------------------------------------------------------------------------------------------------------------------------------------

                                                        MODIFIED LOAN DETAIL

------------------------------------------------------------------------------------------------------------------------------------
            Offering
 Loan       Document     Pre-Modification Post-Modification  Pre-Modification  Post-Modification     Modification   Modification
Number   Cross-Reference     Balance          Balance         Interest Rate      Interest Rate           Date        Description
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Totals
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 17 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

-------------------------------------------------------------------------------------------------

                                      LIQUIDATED LOAN DETAIL

-------------------------------------------------------------------------------------------------
       Final Recovery     Offering                                               Gross Proceeds
 Loan  Determination      Document      Appraisal  Appraisal  Actual    Gross       as a % of
Number     Date       Cross-Reference     Date      Value    Balance  Proceeds   Actual Balance
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  Current Total
-------------------------------------------------------------------------------------------------
Cumulative Total
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
         Aggregate        Net       Net Proceeds               Repurchased
 Loan   Liquidation   Liquidation    as a % of       Realized   by Seller
Number   Expenses*     Proceeds    Actual Balance      Loss       (Y/N)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
  Current Total
---------------------------------------------------------------------------
Cumulative Total
---------------------------------------------------------------------------

* Aggregate liquidation expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 18 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

-------------------------------------------------------------------------------------------------

                  BOND/COLLATERAL REALIZED LOSS RECONCILIATION

------------------------------------------------------------------------------------------------------------------------------
                                Beginning                                               Amounts
                               Balance of      Aggregate    Prior Realized         Covered by Over-       Interest (Shortage)/
Distribution   Prospectus      the Loan at  Realized Loss    Loss Applied       collateralization and      Excesses applied to
   Date           Id           Liquidation     on Loans     to Certificates      other Credit Support     other Credit Support
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  Current Total
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                    Modification            Additional
                    Adjustments/           (Recoveries)/         Current Realized      Recoveries of      (Recoveries)/Realized
Distribution     Appraisal Reduction   Expenses applied to       Loss Appiled to      Realized Losses          Loss Applied to
    Date            Adjustment            Realized Losses         Certificates         Paid as Cash        Certificate Interest
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  Current Total
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Total
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 19 of 20

                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2006-TOP21                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951       DETERMINATION DATE: 02/06/2006                                       PAYMENT DATE: 02/13/2006
                                                                                                   RECORD DATE:  01/31/2006

------------------------------------------------------------------------------------------------------------------------------

                                                       SUPPLEMENTAL REPORTING

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

Copyright 2005, Wells Fargo Bank, N.A.                             Page 20 of 20

                                   SCHEDULE A

                      Class A-AB Planned Principal Balance

    DISTRIBUTION
    ------------
        DATE                BALANCE
        ----                -------
    Closing Date          $75,000,000
     02/12/2006           $75,000,000
     03/12/2006           $75,000,000
     04/12/2006           $75,000,000
     05/12/2006           $75,000,000
     06/12/2006           $75,000,000
     07/12/2006           $75,000,000
     08/12/2006           $75,000,000
     09/12/2006           $75,000,000
     10/12/2006           $75,000,000
     11/12/2006           $75,000,000
     12/12/2006           $75,000,000
     01/12/2007           $75,000,000
     02/12/2007           $75,000,000
     03/12/2007           $75,000,000
     04/12/2007           $75,000,000
     05/12/2007           $75,000,000
     06/12/2007           $75,000,000
     07/12/2007           $75,000,000
     08/12/2007           $75,000,000
     09/12/2007           $75,000,000
     10/12/2007           $75,000,000
     11/12/2007           $75,000,000
     12/12/2007           $75,000,000
     01/12/2008           $75,000,000
     02/12/2008           $75,000,000
     03/12/2008           $75,000,000
     04/12/2008           $75,000,000
     05/12/2008           $75,000,000
     06/12/2008           $75,000,000
     07/12/2008           $75,000,000
     08/12/2008           $75,000,000
     09/12/2008           $75,000,000
     10/12/2008           $75,000,000
     11/12/2008           $75,000,000
     12/12/2008           $75,000,000
     01/12/2009           $75,000,000
     02/12/2009           $75,000,000
     03/12/2009           $75,000,000
     04/12/2009           $75,000,000
     05/12/2009           $75,000,000
     06/12/2009           $75,000,000
     07/12/2009           $75,000,000
     08/12/2009           $75,000,000
     09/12/2009           $75,000,000
     10/12/2009           $75,000,000
     11/12/2009           $75,000,000

    DISTRIBUTION
    ------------
        DATE                BALANCE
        ----                -------
     12/12/2009           $75,000,000
     01/12/2010           $75,000,000
     02/12/2010           $75,000,000
     03/12/2010           $75,000,000
     04/12/2010           $75,000,000
     05/12/2010           $75,000,000
     06/12/2010           $75,000,000
     07/12/2010           $75,000,000
     08/12/2010           $75,000,000
     09/12/2010           $75,000,000
     10/12/2010           $75,000,000
     11/12/2010           $75,000,000
     12/12/2010           $75,000,000
     01/12/2011           $74,923,633
     02/12/2011           $73,945,000
     03/12/2011           $72,655,000
     04/12/2011           $71,667,000
     05/12/2011           $70,572,000
     06/12/2011           $69,573,000
     07/12/2011           $68,468,000
     08/12/2011           $67,460,000
     09/12/2011           $66,447,000
     10/12/2011           $65,328,000
     11/12/2011           $64,304,000
     12/12/2011           $41,725,000
     01/12/2012           $40,692,000
     02/12/2012           $39,654,000
     03/12/2012           $38,410,000
     04/12/2012           $37,361,000
     05/12/2012           $36,207,000
     06/12/2012           $35,147,000
     07/12/2012           $33,983,000
     08/12/2012           $32,913,000
     09/12/2012           $31,838,000
     10/12/2012           $30,700,000
     11/12/2012           $29,614,000
     12/12/2012           $28,569,000
     01/12/2013           $27,472,000
     02/12/2013           $26,370,000
     03/12/2013           $24,968,000
     04/12/2013           $23,854,000
     05/12/2013           $22,638,000
     06/12/2013           $21,513,000
     07/12/2013           $20,286,000
     08/12/2013           $19,150,000
     09/12/2013           $18,009,000
     10/12/2013           $16,766,000

                                      A-1

    DISTRIBUTION
    ------------
        DATE                BALANCE
        ----                -------
     11/12/2013           $15,614,000
     12/12/2013           $14,359,000
     01/12/2014           $13,196,000
     02/12/2014           $12,027,000
     03/12/2014           $10,563,000
     04/12/2014            $9,381,000
     05/12/2014            $8,098,000
     06/12/2014            $6,905,000
     07/12/2014            $5,611,000
     08/12/2014            $4,406,000
     09/12/2014            $3,195,000
     10/12/2014            $1,884,000
     11/12/2014              $661,000
     12/12/2014                    $0

                                      A-2

                                   SCHEDULE B

                  Alderwood Mall Planned Amortization Schedule

                       Alderwood Mall Pari Passu Mortgage

                         BEGINNING
      DUE DATE            BALANCE            PRINCIPAL           BALLOON         ENDING BALANCE
      --------        ---------------        ---------           -------         --------------

      8/6/2005        $213,000,000.00       $229,553.90           $0.00         $212,770,446.10
      9/6/2005        $212,770,446.10       $230,530.40           $0.00         $212,539,915.70
     10/6/2005        $212,539,915.70       $260,676.25           $0.00         $212,279,239.45
     11/6/2005        $212,279,239.45       $232,619.94           $0.00         $212,046,619.52
     12/6/2005        $212,046,619.52       $262,706.98           $0.00         $211,783,912.53
      1/6/2006        $211,783,912.53       $234,727.00           $0.00         $211,549,185.53
      2/6/2006        $211,549,185.53       $235,725.50           $0.00         $211,313,460.03
      3/6/2006        $211,313,460.03       $323,718.96           $0.00         $210,989,741.07
      4/6/2006        $210,989,741.07       $238,105.32           $0.00         $210,751,635.75
      5/6/2006        $210,751,635.75       $268,038.00           $0.00         $210,483,597.75
      6/6/2006        $210,483,597.75       $240,258.40           $0.00         $210,243,339.35
      7/6/2006        $210,243,339.35       $270,130.49           $0.00         $209,973,208.86
      8/6/2006        $209,973,208.86       $242,429.53           $0.00         $209,730,779.33
      9/6/2006        $209,730,779.33       $243,460.80           $0.00         $209,487,318.53
     10/6/2006        $209,487,318.53       $273,242.77           $0.00         $209,214,075.75
     11/6/2006        $209,214,075.75       $245,658.80           $0.00         $208,968,416.95
     12/6/2006        $208,968,416.95       $275,378.92           $0.00         $208,693,038.03
      1/6/2007        $208,693,038.03       $247,875.24           $0.00         $208,445,162.80
      2/6/2007        $208,445,162.80       $248,929.67           $0.00         $208,196,233.12
      3/6/2007        $208,196,233.12       $335,696.04           $0.00         $207,860,537.08
      4/6/2007        $207,860,537.08       $251,416.61           $0.00         $207,609,120.48
      5/6/2007        $207,609,120.48       $280,974.69           $0.00         $207,328,145.79
      6/6/2007        $207,328,145.79       $253,681.34           $0.00         $207,074,464.45
      7/6/2007        $207,074,464.45       $283,175.69           $0.00         $206,791,288.76
      8/6/2007        $206,791,288.76       $255,965.07           $0.00         $206,535,323.69
      9/6/2007        $206,535,323.69       $257,053.92           $0.00         $206,278,269.78
     10/6/2007        $206,278,269.78       $286,453.36           $0.00         $205,991,816.42
     11/6/2007        $205,991,816.42       $259,365.94           $0.00         $205,732,450.49
     12/6/2007        $205,732,450.49       $288,700.31           $0.00         $205,443,750.17
      1/6/2008        $205,443,750.17       $261,697.35           $0.00         $205,182,052.82
      2/6/2008        $205,182,052.82       $262,810.58           $0.00         $204,919,242.25
      3/6/2008        $204,919,242.25       $320,167.49           $0.00         $204,599,074.75
      4/6/2008        $204,599,074.75       $265,290.50           $0.00         $204,333,784.25
      5/6/2008        $204,333,784.25       $294,458.16           $0.00         $204,039,326.09
      6/6/2008        $204,039,326.09       $267,671.61           $0.00         $203,771,654.48
      7/6/2008        $203,771,654.48       $296,772.26           $0.00         $203,474,882.22
      8/6/2008        $203,474,882.22       $270,072.69           $0.00         $203,204,809.53
      9/6/2008        $203,204,809.53       $271,221.55           $0.00         $202,933,587.98
     10/6/2008        $202,933,587.98       $300,222.30           $0.00         $202,633,365.68
     11/6/2008        $202,633,365.68       $273,652.41           $0.00         $202,359,713.27
     12/6/2008        $202,359,713.27       $302,584.75           $0.00         $202,057,128.52
      1/6/2009        $202,057,128.52       $276,103.66           $0.00         $201,781,024.86
      2/6/2009        $201,781,024.86       $277,278.17           $0.00         $201,503,746.69
      3/6/2009        $201,503,746.69       $361,410.06           $0.00         $201,142,336.63
      4/6/2009        $201,142,336.63       $279,995.08           $0.00         $200,862,341.54
      5/6/2009        $200,862,341.54       $308,748.93           $0.00         $200,553,592.61

                                      B - 1

                         BEGINNING
      DUE DATE            BALANCE            PRINCIPAL           BALLOON         ENDING BALANCE
      --------        ---------------        ---------           -------         --------------

      6/6/2009        $200,553,592.61       $282,499.53           $0.00         $200,271,093.08
      7/6/2009        $200,271,093.08       $311,182.90           $0.00         $199,959,910.18
      8/6/2009        $199,959,910.18       $285,024.99           $0.00         $199,674,885.18
      9/6/2009        $199,674,885.18       $286,237.46           $0.00         $199,388,647.73
     10/6/2009        $199,388,647.73       $314,815.63           $0.00         $199,073,832.09
     11/6/2009        $199,073,832.09       $288,794.27           $0.00         $198,785,037.82
     12/6/2009        $198,785,037.82       $317,300.50           $0.00         $198,467,737.32
      1/6/2010        $198,467,737.32       $291,372.53           $0.00         $198,176,364.79
      2/6/2010        $198,176,364.79       $292,612.00           $0.00         $197,883,752.79
      3/6/2010        $197,883,752.79       $375,318.88           $0.00         $197,508,433.91
      4/6/2010        $197,508,433.91       $295,453.30           $0.00         $197,212,980.61
      5/6/2010        $197,212,980.61       $323,772.13           $0.00         $196,889,208.48
      6/6/2010        $196,889,208.48       $298,087.42           $0.00         $196,591,121.06
      7/6/2010        $196,591,121.06       $326,332.12      $196,264,788.94         $0.00

                                      B - 2

         Alderwood Mall Pari Passu Loan (A-1 Note included in the Trust)

                         BEGINNING
      DUE DATE            BALANCE            PRINCIPAL           BALLOON         ENDING BALANCE
      --------        ---------------        ---------           -------         --------------

      8/6/2005         $108,630,000.00      $117,072.49           $0.00         $108,512,927.51
      9/6/2005         $108,512,927.51      $117,570.50           $0.00         $108,395,357.01
     10/6/2005         $108,395,357.01      $132,944.89           $0.00         $108,262,412.12
     11/6/2005         $108,262,412.12      $118,636.17           $0.00         $108,143,775.95
     12/6/2005         $108,143,775.95      $133,980.56           $0.00         $108,009,795.39
      1/6/2006         $108,009,795.39      $119,710.77           $0.00         $107,890,084.62
      2/6/2006         $107,890,084.62      $120,220.01           $0.00         $107,769,864.61
      3/6/2006         $107,769,864.61      $165,096.67           $0.00         $107,604,767.94
      4/6/2006         $107,604,767.94      $121,433.71           $0.00         $107,483,334.23
      5/6/2006         $107,483,334.23      $136,699.38           $0.00         $107,346,634.85
      6/6/2006         $107,346,634.85      $122,531.78           $0.00         $107,224,103.07
      7/6/2006         $107,224,103.07      $137,766.55           $0.00         $107,086,336.52
      8/6/2006         $107,086,336.52      $123,639.06           $0.00         $106,962,697.46
      9/6/2006         $106,962,697.46      $124,165.01           $0.00         $106,838,532.45
     10/6/2006         $106,838,532.45      $139,353.81           $0.00         $106,699,178.63
     11/6/2006         $106,699,178.63      $125,285.99           $0.00         $106,573,892.65
     12/6/2006         $106,573,892.65      $140,443.25           $0.00         $106,433,449.40
      1/6/2007         $106,433,449.40      $126,416.37           $0.00         $106,307,033.03
      2/6/2007         $106,307,033.03      $126,954.13           $0.00         $106,180,078.89
      3/6/2007         $106,180,078.89      $171,204.98           $0.00         $106,008,873.91
      4/6/2007         $106,008,873.91      $128,222.47           $0.00         $105,880,651.44
      5/6/2007         $105,880,651.44      $143,297.09           $0.00         $105,737,354.35
      6/6/2007         $105,737,354.35      $129,377.48           $0.00         $105,607,976.87
      7/6/2007         $105,607,976.87      $144,419.60           $0.00         $105,463,557.27
      8/6/2007         $105,463,557.27      $130,542.18           $0.00         $105,333,015.08
      9/6/2007         $105,333,015.08      $131,097.50           $0.00         $105,201,917.59
     10/6/2007         $105,201,917.59      $146,091.21           $0.00         $105,055,826.37
     11/6/2007         $105,055,826.37      $132,276.63           $0.00         $104,923,549.75
     12/6/2007         $104,923,549.75      $147,237.16           $0.00         $104,776,312.59
      1/6/2008         $104,776,312.59      $133,465.65           $0.00         $104,642,846.94
      2/6/2008         $104,642,846.94      $134,033.40           $0.00         $104,508,813.54
      3/6/2008         $104,508,813.54      $163,285.42           $0.00         $104,345,528.12
      4/6/2008         $104,345,528.12      $135,298.16           $0.00         $104,210,229.97
      5/6/2008         $104,210,229.97      $150,173.66           $0.00         $104,060,056.31
      6/6/2008         $104,060,056.31      $136,512.52           $0.00         $103,923,543.78
      7/6/2008         $103,923,543.78      $151,353.85           $0.00         $103,772,189.93
      8/6/2008         $103,772,189.93      $137,737.07           $0.00         $103,634,452.86
      9/6/2008         $103,634,452.86      $138,322.99           $0.00         $103,496,129.87
     10/6/2008         $103,496,129.87      $153,113.37           $0.00         $103,343,016.50
     11/6/2008         $103,343,016.50      $139,562.73           $0.00         $103,203,453.77
     12/6/2008         $103,203,453.77      $154,318.22           $0.00         $103,049,135.55
      1/6/2009         $103,049,135.55      $140,812.87           $0.00         $102,908,322.68
      2/6/2009         $102,908,322.68      $141,411.87           $0.00         $102,766,910.81
      3/6/2009         $102,766,910.81      $184,319.13           $0.00         $102,582,591.68
      4/6/2009         $102,582,591.68      $142,797.49           $0.00         $102,439,794.19
      5/6/2009         $102,439,794.19      $157,461.95           $0.00         $102,282,332.23
      6/6/2009         $102,282,332.23      $144,074.76           $0.00         $102,138,257.47

                                      B-3

                         BEGINNING
      DUE DATE            BALANCE            PRINCIPAL           BALLOON         ENDING BALANCE
      --------        ---------------        ---------           -------         --------------

      7/6/2009         $102,138,257.47      $158,703.28           $0.00         $101,979,554.19
      8/6/2009         $101,979,554.19      $145,362.75           $0.00         $101,834,191.44
      9/6/2009         $101,834,191.44      $145,981.10           $0.00         $101,688,210.34
     10/6/2009         $101,688,210.34      $160,555.97           $0.00         $101,527,654.37
     11/6/2009         $101,527,654.37      $147,285.08           $0.00         $101,380,369.29
     12/6/2009         $101,380,369.29      $161,823.25           $0.00         $101,218,546.04
      1/6/2010         $101,218,546.04      $148,599.99           $0.00         $101,069,946.04
      2/6/2010         $101,069,946.04      $149,232.12           $0.00         $100,920,713.93
      3/6/2010         $100,920,713.93      $191,412.63           $0.00         $100,729,301.30
      4/6/2010         $100,729,301.30      $150,681.18           $0.00         $100,578,620.11
      5/6/2010         $100,578,620.11      $165,123.79           $0.00         $100,413,496.32
      6/6/2010         $100,413,496.32      $152,024.58           $0.00         $100,261,471.74
      7/6/2010         $100,261,471.74      $166,429.38      $100,095,042.36         $0.00

                                      B-4

                                 Alderwood Mall Companion Loan (A-2 Note not included in the Trust)

      DUE DATE        BEGINNING BALANCE      PRINCIPAL           BALLOON         ENDING BALANCE
      --------        -----------------      ---------           -------         --------------
      8/6/2005         $104,370,000.00      $112,481.41           $0.00         $104,257,518.59
      9/6/2005         $104,257,518.59      $112,959.89           $0.00         $104,144,558.69
     10/6/2005         $104,144,558.69      $127,731.36           $0.00         $104,016,827.33
     11/6/2005         $104,016,827.33      $113,983.77           $0.00         $103,902,843.56
     12/6/2005         $103,902,843.56      $128,726.42           $0.00         $103,774,117.14
      1/6/2006         $103,774,117.14      $115,016.23           $0.00         $103,659,100.91
      2/6/2006         $103,659,100.91      $115,505.50           $0.00         $103,543,595.41
      3/6/2006         $103,543,595.41      $158,622.29           $0.00         $103,384,973.12
      4/6/2006         $103,384,973.12      $116,671.61           $0.00         $103,268,301.52
      5/6/2006         $103,268,301.52      $131,338.62           $0.00         $103,136,962.90
      6/6/2006         $103,136,962.90      $117,726.61           $0.00         $103,019,236.28
      7/6/2006         $103,019,236.28      $132,363.94           $0.00         $102,886,872.34
      8/6/2006         $102,886,872.34      $118,790.47           $0.00         $102,768,081.87
      9/6/2006         $102,768,081.87      $119,295.79           $0.00         $102,648,786.08
     10/6/2006         $102,648,786.08      $133,888.96           $0.00         $102,514,897.12
     11/6/2006         $102,514,897.12      $120,372.81           $0.00         $102,394,524.31
     12/6/2006         $102,394,524.31      $134,935.67           $0.00         $102,259,588.64
      1/6/2007         $102,259,588.64      $121,458.87           $0.00         $102,138,129.77
      2/6/2007         $102,138,129.77      $121,975.54           $0.00         $102,016,154.23
      3/6/2007         $102,016,154.23      $164,491.06           $0.00         $101,851,663.17
      4/6/2007         $101,851,663.17      $123,194.14           $0.00         $101,728,469.03
      5/6/2007         $101,728,469.03      $137,677.60           $0.00         $101,590,791.44
      6/6/2007         $101,590,791.44      $124,303.86           $0.00         $101,466,487.58
      7/6/2007         $101,466,487.58      $138,756.09           $0.00         $101,327,731.49
      8/6/2007         $101,327,731.49      $125,422.88           $0.00         $101,202,308.61
      9/6/2007         $101,202,308.61      $125,956.42           $0.00         $101,076,352.19
     10/6/2007         $101,076,352.19      $140,362.14           $0.00         $100,935,990.05
     11/6/2007         $100,935,990.05      $127,089.31           $0.00         $100,808,900.74
     12/6/2007         $100,808,900.74      $141,463.15           $0.00         $100,667,437.58
      1/6/2008         $100,667,437.58      $128,231.70           $0.00         $100,539,205.88
      2/6/2008         $100,539,205.88      $128,777.18           $0.00         $100,410,428.70
      3/6/2008         $100,410,428.70      $156,882.07           $0.00         $100,253,546.63
      4/6/2008         $100,253,546.63      $129,992.35           $0.00         $100,123,554.28
      5/6/2008         $100,123,554.28      $144,284.50           $0.00          $99,979,269.79
      6/6/2008         $99,979,269.79       $131,159.09           $0.00          $99,848,110.70
      7/6/2008         $99,848,110.70       $145,418.41           $0.00          $99,702,692.29
      8/6/2008         $99,702,692.29       $132,335.62           $0.00          $99,570,356.67
      9/6/2008         $99,570,356.67       $132,898.56           $0.00          $99,437,458.11
     10/6/2008         $99,437,458.11       $147,108.93           $0.00          $99,290,349.18
     11/6/2008         $99,290,349.18       $134,089.68           $0.00          $99,156,259.50
     12/6/2008         $99,156,259.50       $148,266.53           $0.00          $99,007,992.98
      1/6/2009         $99,007,992.98       $135,290.79           $0.00          $98,872,702.18
      2/6/2009         $98,872,702.18       $135,866.31           $0.00          $98,736,835.88
      3/6/2009         $98,736,835.88       $177,090.93           $0.00          $98,559,744.95
      4/6/2009         $98,559,744.95       $137,197.59           $0.00          $98,422,547.36
      5/6/2009         $98,422,547.36       $151,286.97           $0.00          $98,271,260.38
      6/6/2009         $98,271,260.38       $138,424.77           $0.00          $98,132,835.61

                                      B-5

                         BEGINNING
      DUE DATE            BALANCE            PRINCIPAL           BALLOON         ENDING BALANCE
      --------        ---------------        ---------           -------         --------------

      7/6/2009         $98,132,835.61       $152,479.62           $0.00          $97,980,355.99
      8/6/2009         $97,980,355.99       $139,662.25           $0.00          $97,840,693.74
      9/6/2009         $97,840,693.74       $140,256.35           $0.00          $97,700,437.39
     10/6/2009         $97,700,437.39       $154,259.66           $0.00          $97,546,177.72
     11/6/2009         $97,546,177.72       $141,509.19           $0.00          $97,404,668.53
     12/6/2009         $97,404,668.53       $155,477.24           $0.00          $97,249,191.29
      1/6/2010         $97,249,191.29       $142,772.54           $0.00          $97,106,418.75
      2/6/2010         $97,106,418.75       $143,379.88           $0.00          $96,963,038.87
      3/6/2010         $96,963,038.87       $183,906.25           $0.00          $96,779,132.62
      4/6/2010         $96,779,132.62       $144,772.12           $0.00          $96,634,360.50
      5/6/2010         $96,634,360.50       $158,648.34           $0.00          $96,475,712.16
      6/6/2010         $96,475,712.16       $146,062.83           $0.00          $96,329,649.32
      7/6/2010         $96,329,649.32       $159,902.74      $96,169,746.58          $0.00

                                      B-6

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)
                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

         EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

         1) multifamily or commercial mortgage loans;

         2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

         3) direct obligations of the United States or other governmental agencies; or

         4) any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

         o   provide for the accrual of interest based on fixed, variable or adjustable rates;

         o   be senior or subordinate to one or more other classes in respect of distributions;

         o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

         o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

         o   provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes;

         o   provide for sequential distributions of principal;

         o   provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE 9 IN THIS PROSPECTUS AND ON PAGE S-33 OF THE RELATED
PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

                   -------------------------------------------

                                 MORGAN STANLEY
                   The date of this Prospectus is June 7, 2005

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

         o   the timing of interest and principal payments;

         o   applicable interest rates;

         o   information about the trust fund's assets;

         o   information about any credit support or cash flow agreement;

         o   the rating for each class of certificates;

         o   information regarding the nature of any subordination;

         o   any circumstance in which the trust fund may be subject to early termination;

         o   whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

         o   the aggregate principal amount of each class of certificates;

         o   information regarding any master servicer, sub-servicer or special servicer; and

         o   whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE
INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of
Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at
1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.

                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers'
obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                      -i-

                                      -ii-

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ
THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN

TITLE OF CERTIFICATES..................... Mortgage Pass-Through Certificates, issuable in series.

MORTGAGE POOL............................. Each trust fund will consist primarily of one or more segregated pools of:

                                           (1) multifamily or commercial mortgage loans;

                                           (2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

                                           (3) direct obligations of the United States or other governmental agencies; or

                                           (4) any combination of 1-3 above, as well as other property as described in the accompanying prospectus supplement.

                                           as to some or all of the mortgage loans, assignments of the leases of the related mortgaged properties or assignments of the rental payments due under those leases.

                                           Each trust fund for a series of certificates may also include:

                                           o   letters of credit, insurance policies, guarantees, reserve funds or other types of credit support; and

                                           o   currency or interest rate exchange agreements and other
                                               financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER.................................... Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR................................. Morgan Stanley Capital I Inc., a wholly-owned subsidiary of Morgan
                                           Stanley.

MASTER SERVICER........................... The master servicer, if any, for each series of certificates will be named in the related prospectus supplement. The master servicer may be an affiliate of Morgan Stanley Capital I Inc.

SPECIAL SERVICER.......................... The special servicer, if any, for each series of certificates will be named, or the circumstances in accordance with which a special servicer will be appointed will be described, in the related prospectus supplement. The special servicer may be an affiliate of
                                           Morgan Stanley Capital I Inc.

TRUSTEE................................... The trustee for each series of certificates will be named in the related prospectus supplement.

ORIGINATOR................................ The originator or originators of the mortgage loans will be named in the related prospectus supplement. An originator may be an affiliate of Morgan Stanley Capital I Inc. Morgan Stanley Capital I
                                           Inc. will purchase the

                                           mortgage loans or the mortgage backed securities or both, on or before the issuance of the related series of certificates.

                       INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS..................... Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of:

        (A)  MORTGAGE ASSETS.............. The mortgage loans and the mortgage backed securities, or one or the other, with respect to each series of certificates will consist of a pool of:

                                           o   multifamily or commercial mortgage loans or both;

                                           o   mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by mortgage loans; or

                                           o   a combination of mortgage loans and mortgage backed securities.

                                           The mortgage loans will not be guaranteed or insured by:

                                           o   Morgan Stanley Capital I Inc. or any of its affiliates; or

                                           o   unless the prospectus supplement so provides, any governmental agency or instrumentality or other person.

                                           The mortgage loans will be secured by first liens or junior liens on, or security interests in:

                                           o   residential properties consisting of five or more rental or cooperatively-owned dwelling units; or

                                           o   office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities,
                                               mini-warehouse facilities or self-storage facilities,
                                               industrial plants, congregate care facilities, mixed use
                                               commercial properties or other types of commercial properties.

                                           Unless otherwise provided in the prospectus supplement, the mortgage loans:

                                           o   will be secured by properties located in any of the fifty
                                               states, the District of Columbia or the Commonwealth of Puerto
                                               Rico;

                                           o   will have individual principal balances at origination of at least $25,000;

                                           o   will have original terms to maturity of not more than 40 years;
                                               and

                                           o   will be originated by persons other than Morgan Stanley Capital
                                               I Inc.

                                           Each mortgage loan may provide for the following payment terms:

                                           o   Each mortgage loan may provide for no accrual of interest or for accrual of interest at a fixed or adjustable rate or at a rate that may be converted from adjustable to fixed, or vice versa, from time to

                                                     -2-

                                               time at the borrower's election. Adjustable
                                               mortgage rates may be based on one or more indices.

                                           o   Each mortgage loan may provide for scheduled payments to
                                               maturity or payments that adjust from time to time to
                                               accommodate changes in the interest rate or to reflect the occurrence of certain events.

                                           o   Each mortgage loan may provide for negative amortization or accelerated amortization.

                                           o   Each mortgage loan may be fully amortizing or require a balloon payment due on the loan's stated maturity date.

                                           o   Each mortgage loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment.

                                           o   Each mortgage loan may provide for payments of principal,
                                               interest or both, on due dates that occur monthly, quarterly, semi-annually or at another interval as specified in the
                                               related prospectus supplement.

         (B) GOVERNMENT SECURITIES........ If the related prospectus supplement so specifies, the trust fund may include direct obligations of the United States, agencies of the United States or agencies created by government entities which provide for payment of interest or principal or both.

         (C) COLLECTION ACCOUNTS.......... Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders. The person(s)
                                           designated in the related prospectus supplement will, to the extent described in this prospectus and the prospectus supplement, deposit into this account all payments and collections received or advanced with respect to the trust fund's assets. The collection account may be either interest bearing or non-interest bearing, and funds may be held in the account as cash or invested in short-term,
                                           investment grade obligations.

         (D) CREDIT SUPPORT............... If the related prospectus supplement so specifies, one or more classes of certificates may be provided with partial or full protection against certain defaults and losses on a trust fund's mortgage loans and mortgage backed securities.

                                           This protection may be provided by one or more of the following means:

                                           o   subordination of one or more other classes of certificates,

                                           o   letter of credit,

                                           o   insurance policy,

                                           o   guarantee,

                                           o   reserve fund or

                                           o   another type of credit support, or a combination thereof.

                                           The related prospectus supplement will describe the amount and types of credit support, the entity providing the credit support, if applicable, and

                                                     -3-

                                           related information. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any similar forms of credit support applicable to those mortgage backed securities.

         (E) CASH FLOW AGREEMENTS......... If the related prospectus supplement so provides, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the collection accounts will be invested at a specified rate. The trust fund also may include agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the trust fund's assets or on one or more classes of certificates.

                                           Agreements of this sort may include:

                                           o   interest rate exchange agreements,

                                           o   interest rate cap or floor agreements,

                                           o   currency exchange agreements or similar agreements. Currency exchange agreements might be included in a trust fund if some or all of the mortgage loans or mortgage backed securities, such as mortgage loans secured by mortgaged properties located outside the United States, are denominated in a non-United
                                               States currency.

                                           The related prospectus supplement will describe the principal terms of any guaranteed investment contract or other agreement and provide information with respect to the obligor. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any guaranteed investment contract or other agreements applicable to those mortgage backed securities.

DISTRIBUTIONS ON CERTIFICATES............  Each series of certificates will have the following characteristics:

                                           o   if the certificates evidence an interest in a trust fund that includes mortgage loans, the certificates will be issued
                                               pursuant to a pooling agreement;

                                           o   if the certificates evidence an interest in a trust fund that does not include mortgage loans, the certificates will be
                                               issued pursuant to a trust agreement;

                                           o   each series of certificates will include one or more classes of certificates;

                                           o   each series of certificates, including any class or classes not offered by this prospectus, will represent, in the aggregate, the entire beneficial ownership interest in the related trust fund;

                                           o   each class of certificates being offered to you, other than certain stripped interest certificates, will have a stated
                                               principal amount;

                                           o   each class of certificates being offered to you, other than certain stripped principal certificates, will accrue interest based on a fixed, variable or adjustable interest rate.

                                           The related prospectus supplement will specify the principal amount, if any, and the interest rate, if any, for each class of certificates. In the case of a variable or adjustable interest rate, the related prospectus supplement will specify the method for determining the rate.

                                                     -4-

                                           The certificates will not be guaranteed or insured by Morgan
                                           Stanley Capital I Inc. or any of its affiliates. The certificates also will not be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless the related prospectus supplement so provides.

         (A) INTEREST..................... Each class of certificates offered to you, other than stripped principal certificates and certain classes of stripped interest certificates, will accrue interest at the rate indicated in the prospectus supplement. Interest will be distributed to you as provided in the related prospectus supplement.

                                           Interest distributions:

                                           o   on stripped interest certificates may be made on the basis of the notional amount for that class, as described in the related prospectus supplement;

                                           o   may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies
                                               described in this prospectus and the related prospectus
                                               supplement.

         (B) PRINCIPAL.................... The certificates of each series initially will have an aggregate principal balance no greater than the outstanding principal balance of the trust fund's assets as of the close of business on the first day of the month during which the trust fund is formed, after application of scheduled payments due on or before that date, whether or not received. The related prospectus supplement may provide that the principal balance of the trust fund's assets will be determined as of a different date. The principal balance of a certificate at a given time represents the maximum amount that the holder is then entitled to receive of principal from future cash flow on the assets in the related trust fund.

                                           Unless the prospectus supplement provides otherwise, distributions of principal:

                                           o   will be made on each distribution date to the holders of the class or classes of certificates entitled to principal
                                               distributions, until the principal balances of those
                                               certificates have been reduced to zero; and

                                           o   will be made on a pro rata basis among all of the certificates of a given class or by random selection, as described in the prospectus supplement or otherwise established by the trustee.

                                           Stripped interest or interest-only certificates will not have a principal balance and will not receive distributions of principal.

ADVANCES.................................. Unless the related prospectus supplement otherwise provides, if a scheduled payment on a mortgage loan is delinquent and the master servicer determines that an advance would be recoverable, the master servicer will, in most cases, be required to advance the shortfall. Neither Morgan Stanley Capital I Inc. nor any of its
                                           affiliates will have any responsibility to make those advances.

                                                     -5-

                                           The master servicer:

                                           o   will be reimbursed for advances from subsequent recoveries from the delinquent mortgage loan or from other sources, as
                                               described in this prospectus and the related prospectus
                                               supplement; and

                                           o   will be entitled to interest on advances, if specified in the related prospectus supplement.

                                           If a particular trust fund includes mortgage backed securities, the prospectus supplement will describe any advance obligations applicable to those mortgage backed securities.

TERMINATION............................... The related prospectus supplement may provide for the optional early termination of the series of certificates through repurchase of the trust fund's assets by a specified party, under specified circumstances.

                                           The related prospectus supplement may provide for the early termination of the series of certificates in various ways
                                           including:

                                           o   optional early termination where a party identified in the prospectus supplement could repurchase the trust fund assets pursuant to circumstances specified in the prospectus
                                               supplement;

                                           o   termination through the solicitation of bids for the sale of all or a portion of the trust fund assets in the event the principal amount of a specified class or classes declines by a specified percentage amount on or after a specified date.

REGISTRATION OF CERTIFICATES.............. If the related prospectus supplement so provides, one or more classes of the certificates being offered to you will initially be represented by one or more certificates registered in the name of
                                           Cede & Co., as the nominee of Depository Trust Company. If the certificate you purchase is registered in the name of Cede & Co., you will not be entitled to receive a definitive certificate, except under the limited circumstances described in this
                                           prospectus.

TAX STATUS OF THE CERTIFICATES............ The certificates of each series will constitute either:

                                           o   regular interests and residual interests in a trust treated as a real estate mortgage investment conduit--known as a
                                               REMIC--undeR Sections 860A through 860G of the Internal Revenue
                                               Code; or

                                           o   interests in a trust treated as a grantor trust under
                                               applicable provisions of the Internal Revenue Code.

         (A) REMIC........................ The regular certificates of the REMIC generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. Some of the regular certificates of the REMIC may be issued with original issue discount for federal income tax purposes.

                                           A portion or, in certain cases, all of the income from REMIC residual certificates:

                                           o   may not be offset by any losses from other activities of the holder of those certificates;

                                                     -6-

                                           o   may be treated as unrelated business taxable income for holders of the residual certificates of the REMIC that are subject to tax on unrelated business taxable income, as defined in Section
                                               511 of the Internal Revenue Code; and

                                           o   may be subject to U.S. withholding tax.

                                           To the extent described in this prospectus and the related prospectus supplement, the certificates offered to you will be treated as:

                                           o   assets described in section 7701(a)(19)(C) of the Internal
                                               Revenue Code; and

                                           o   "real estate assets" within the meaning of sections
                                               856(c)(4)(A) and 856(c)(5)(B) of the Internal Revenue Code.

         (B) GRANTOR TRUST................ If no election is made to treat the trust fund relating to a series of certificates as a REMIC, the trust fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. If the trust fund is a grantor trust, you will be treated as an owner of an undivided pro rata interest in the mortgage pool or pool of securities and any other assets held by the trust fund. In certain cases the certificates may represent interests in a portion of a trust fund as to which one or more REMIC elections, as described above, are also made.

                                           Investors are advised to consult their tax advisors and to review
                                           "Federal Income Tax Consequences" in this prospectus and the related prospectus supplement.

ERISA CONSIDERATIONS...................... If you are subject to Title I of the Employee Retirement Income
                                           Security Act of 1974, as amended--also known as ERISA, or Section
                                           4975 of the Internal Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either statute.

                                           In general, the related prospectus supplement will specify that some of the classes of certificates may not be transferred unless the trustee and Morgan Stanley Capital I Inc. receive a letter of representations or an opinion of counsel to the effect that:

                                           o   the transfer will not result in a violation of the prohibited transaction provisions of ERISA or the Internal Revenue Code;

                                           o   the transfer will not cause the assets of the trust fund to be deemed "plan assets" for purposes of ERISA or the Internal
                                               Revenue Code; and

                                           o   the transfer will not subject any of the trustee, Morgan
                                               Stanley Capital I Inc. or any servicer to additional
                                               obligations.

LEGAL INVESTMENT.......................... The related prospectus supplement will specify whether any classes of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                           Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory

                                                     -7-

                                           authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and the sale of the offered certificates.

RATING.................................... At the date of issuance, each class of certificates of each series that are offered to you will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies.

                                                     -8-

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY MARKET
MAY MAKE IT DIFFICULT FOR YOU
TO RESELL YOUR CERTIFICATES        Secondary market considerations may make your
                                   certificates difficult to resell or less
                                   valuable than you anticipated for a variety
                                   of reasons, including:

                                   o  there may not be a secondary market for
                                      the certificates;

                                   o  if a secondary market develops, we cannot
                                      assure you that it will continue or will
                                      provide you with the liquidity of
                                      investment you may have anticipated. Lack
                                      of liquidity could result in a substantial
                                      decrease in the market value of your
                                      certificates;

                                   o  the market value of your certificates will
                                      fluctuate with changes in interest rates;

                                   o  the secondary market for certificates
                                      backed by residential mortgages may be
                                      more liquid than the secondary market for
                                      certificates backed by multifamily and
                                      commercial mortgages so if your liquidity
                                      assumptions were based on the secondary
                                      market for certificates backed by
                                      residential mortgages, your assumptions
                                      may not be correct;

                                   o  certificateholders have no redemption
                                      rights; and

                                   o  secondary market purchasers are limited to
                                      this prospectus, the related prospectus
                                      supplement and to the reports delivered to
                                      certificateholders for information
                                      concerning the certificates.

                                   Morgan Stanley & Co. Incorporated currently
                                   expects to make a secondary market in your
                                   certificates, but it has no obligation to do
                                   so.

THE TRUST FUND'S ASSETS MAY
BE INSUFFICIENT TO ALLOW
FOR REPAYMENT IN FULL ON
YOUR CERTIFICATES                  Unless the related prospectus supplement so
                                   specifies, the sole source of payment on your
                                   certificates will be proceeds from the assets
                                   included in the trust fund for each series of
                                   certificates and any form of credit
                                   enhancement specified in the related
                                   prospectus supplement. You will not have any
                                   claim against, or security interest in, the
                                   trust fund for any other series. In addition,
                                   in general, there is no recourse to Morgan
                                   Stanley Capital I Inc. or any other entity,
                                   and neither the certificates nor the
                                   underlying mortgage loans are guaranteed or
                                   insured by any governmental agency or
                                   instrumentality or any other entity.
                                   Therefore, if the trust fund's assets are
                                   insufficient to pay you your

                                      -9-

                                   expected return, in most situations you will
                                   not receive payment from any other source.
                                   Exceptions include:

                                   o   loan repurchase obligations in connection
                                       with a breach of certain of the
                                       representations and warranties; and

                                   o   advances on delinquent loans, to the
                                       extent the master servicer deems the
                                       advance will be recoverable.

                                   Because some of the representations and
                                   warranties with respect to the mortgage loans
                                   or mortgage backed securities may have been
                                   made or assigned in connection with transfers
                                   of the mortgage loans or mortgage backed
                                   securities prior to the closing date, the
                                   rights of the trustee and the
                                   certificateholders with respect to those
                                   representations or warranties will be limited
                                   to their rights as assignees. Unless the
                                   related prospectus supplement so specifies,
                                   neither Morgan Stanley Capital I Inc., the
                                   master servicer nor any affiliate thereof
                                   will have any obligation with respect to
                                   representations or warranties made by any
                                   other entity.

                                   There may be accounts, as described in the
                                   related prospectus supplement, maintained as
                                   credit support. The amounts in these accounts
                                   may be withdrawn, under conditions described
                                   in the related prospectus supplement. Any
                                   withdrawn amounts will not be available for
                                   the future payment of principal or interest
                                   on the certificates.

                                   If a series of certificates consists of one
                                   or more classes of subordinate certificates,
                                   the amount of any losses or shortfalls in
                                   collections of assets on any distribution
                                   date will be borne first by one or more
                                   classes of the subordinate certificates, as
                                   described in the related prospectus
                                   supplement. Thereafter, those losses or
                                   shortfalls will be borne by the remaining
                                   classes of certificates, in the priority and
                                   manner and subject to the limitations
                                   specified in the related prospectus
                                   supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                       The yield on your certificates may be reduced
                                   by prepayments on the mortgage loans or
                                   mortgage backed securities because
                                   prepayments affect the average life of the
                                   certificates. Prepayments can be voluntary,
                                   if permitted, and involuntary, such as
                                   prepayments resulting from casualty or
                                   condemnation, defaults and liquidations or
                                   repurchases upon breaches of representations
                                   and warranties. The investment performance of
                                   your certificates may vary materially and
                                   adversely from your expectation if the actual
                                   rate of prepayment is higher or lower than
                                   you anticipated.

                                   Voluntary prepayments may require the payment
                                   of a yield maintenance or prepayment premium.
                                   Nevertheless, we cannot assure you that the
                                   existence of the prepayment premium will
                                   cause a borrower to refrain from prepaying
                                   its mortgage loan nor can we assure you of
                                   the rate at which prepayments will occur.
                                   Morgan Stanley Mortgage Capital Inc., under
                                   certain circumstances, may be required to
                                   repurchase a mortgage loan from the trust
                                   fund if there has been a breach of a
                                   representation or warranty. The repurchase
                                   price paid will be passed through to you, as
                                   a certificateholder, with the same effect as
                                   if the mortgage loan had been prepaid in part
                                   or in full, except that no prepayment premium
                                   or yield maintenance charge would be payable.

                                      -10-

                                   Such a repurchase may therefore adversely
                                   affect the yield to maturity on your
                                   certificates.

                                   In a pool of mortgage loans, the rate of
                                   prepayment is unpredictable as it is
                                   influenced by a variety of factors including:

                                   o   the terms of the mortgage loans;

                                   o   the length of any prepayment lockout
                                       period;

                                   o   the prevailing interest rates;

                                   o   the availability of mortgage credit;

                                   o   the applicable yield maintenance charges
                                       or prepayment premiums;

                                   o   the servicer's ability to enforce those
                                       yield maintenance charges or prepayment
                                       premiums;

                                   o   the occurrence of casualties or natural
                                       disasters; and

                                   o   economic, demographic, tax, legal or
                                       other factors.

                                   There can be no assurance that the rate of
                                   prepayments will conform to any model
                                   described in this prospectus or in the
                                   related prospectus supplement.

                                   Some of the certificates may be more
                                   sensitive to prepayments than other
                                   certificates and in certain cases, the
                                   certificateholder holding these certificates
                                   may fail to recoup its original investment.
                                   You should carefully consider the specific
                                   characteristics of the certificates you
                                   purchase, as well as your investment approach
                                   and strategy. For instance, if you purchase a
                                   certificate at a premium, a prepayment may
                                   reduce the stream of interest payments you
                                   are entitled to receive on your certificate
                                   and your actual yield may be lower than your
                                   anticipated yield. Similarly, if you purchase
                                   a certificate which provides for the payment
                                   of interest only, or a certificate which
                                   provides for the payment of interest only
                                   after the occurrence of certain events, such
                                   as the retirement of one or more other
                                   classes of certificates of a series, you will
                                   probably be extremely sensitive to
                                   prepayments because a prepayment may reduce
                                   the stream of interest payments you are
                                   entitled to receive on your certificate.

IF PREPAYMENT PREMIUMS
ARE NOT ENFORCED, YOUR
CERTIFICATES MAY BE
ADVERSELY AFFECTED                 The yield on your certificates may be less
                                   than anticipated because the prepayment
                                   premium or yield maintenance required under
                                   certain prepayment scenarios may not be
                                   enforceable in some states or under federal
                                   bankruptcy laws.

                                   o   Some courts may consider the prepayment
                                       premium to be usurious.

                                   o   Even if the prepayment premium is
                                       enforceable, we cannot assure you that
                                       foreclosure proceeds will be sufficient
                                       to pay the prepayment premium.

                                      -11-

                                   o   Although the collateral substitution
                                       provisions related to defeasance are not
                                       suppose to be treated as a prepayment and
                                       should not affect your certificates, we
                                       cannot assure you that a court will not
                                       interpret the defeasance provisions as
                                       requiring a prepayment premium; nor can
                                       we assure you that if it is treated as a
                                       prepayment premium, the court will find
                                       the defeasance income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       As principal payments or prepayments are made
                                   on a mortgage loan, the mortgage pool will be
                                   exposed to concentration risks with respect
                                   to the diversity of mortgaged properties,
                                   types of mortgaged properties and number of
                                   borrowers. Classes that have a later
                                   sequential designation or a lower payment
                                   priority are more likely to be exposed to
                                   these concentration risks than are classes
                                   with an earlier sequential designation or
                                   higher priority. This is so because principal
                                   on the certificates will be payable in
                                   sequential order, and no class entitled to a
                                   distribution of principal will receive its
                                   principal until the principal amount of the
                                   preceding class or classes entitled to
                                   receive principal have been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                            Any rating assigned by a rating agency to a
                                   class of certificates reflects the rating
                                   agency's assessment of the likelihood that
                                   holders of the class of certificates will
                                   receive the payments to which they are
                                   entitled.

                                   o   The ratings do not assess the likelihood
                                       that you will receive timely payments on
                                       your certificates.

                                   o   The ratings do not assess the likelihood
                                       of prepayments, including those caused by
                                       defaults.

                                   o   The ratings do not assess the likelihood
                                       of early optional termination of the
                                       certificates.

                                   Each rating agency rating classes of a
                                   particular series will determine the amount,
                                   type and nature of credit support required
                                   for that series. This determination may be
                                   based on an actuarial analysis of the
                                   behavior of mortgage loans in a larger group
                                   taking into account the appraised value of
                                   the real estate and the commercial and
                                   multifamily real estate market.

                                   o   We cannot assure you that the historical
                                       data supporting the actuarial analysis
                                       will accurately reflect or predict the
                                       rate of delinquency, foreclosure or loss
                                       that will be experienced by the mortgage
                                       loans in a particular series.

                                   o   We cannot assure you that the appraised
                                       value of any property securing a mortgage
                                       loan in a particular series will remain
                                       stable throughout the life of your
                                       certificate.

                                   o   We cannot assure you that the real estate
                                       market will not experience an overall
                                       decline in property values nor can we
                                       assure you that the outstanding balance
                                       of any mortgage loan in a

                                      -12-

                                       particular series will always be less
                                       than the market value of the property
                                       securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE      If one or more rating agencies downgrade
                                   certificates of a series, your certificate
                                   will decrease in value. Because none of
                                   Morgan Stanley Capital I Inc., the seller,
                                   the master servicer, the trustee or any
                                   affiliate has any obligation to maintain a
                                   rating of a class of certificates, you will
                                   have no recourse if your certificate
                                   decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                  Repayment of a commercial or multifamily
                                   mortgage loan is dependent on the income
                                   produced by the property. Therefore, the
                                   borrower's ability to repay a mortgage loan
                                   depends primarily on the successful operation
                                   of the property and the net operating income
                                   derived from the property. Net operating
                                   income can be volatile and may be adversely
                                   affected by factors such as:

                                   o   economic conditions causing plant
                                       closings or industry slowdowns;

                                   o   an oversupply of available retail space,
                                       office space or multifamily housing;

                                   o   changes in consumer tastes and
                                       preferences;

                                   o   decrease in consumer confidence;

                                   o   retroactive changes in building codes;

                                   o   the age, design and construction quality
                                       of the property, including perceptions
                                       regarding the attractiveness, convenience
                                       or safety of the property;

                                   o   the age, design, construction quality and
                                       proximity of competing properties;

                                   o   increases in operating expenses due to
                                       external factors such as increases in
                                       heating or electricity costs;

                                   o   increases in operating expenses due to
                                       maintenance or improvements required at
                                       the property;

                                   o   a decline in the financial condition of a
                                       major tenant;

                                   o   a decline in rental rates as leases are
                                       renewed or entered into with new tenants;

                                   o   the concentration of a particular
                                       business type in a building;

                                   o   the length of tenant leases;

                                   o   the creditworthiness of tenants; and

                                   o   the property's "operating leverage."

                                      -13-

                                   Operating leverage refers to the percentage
                                   of total property expenses in relation to
                                   revenue, the ratio of fixed operating
                                   expenses to those that vary with revenue and
                                   the level of capital expenditures required to
                                   maintain the property and retain or replace
                                   tenants.

                                   If a commercial property is designed for a
                                   specific tenant, net operating income may be
                                   adversely affected if that tenant defaults
                                   under its obligations because properties
                                   designed for a specific tenant often require
                                   substantial renovation before it is suitable
                                   for a new tenant. As a result, the proceeds
                                   from liquidating this type of property
                                   following foreclosure might be insufficient
                                   to cover the principal and interest due under
                                   the loan.

                                   It is anticipated that a substantial portion
                                   of the mortgage loans included in any trust
                                   fund will be nonrecourse loans or loans for
                                   which recourse may be restricted or
                                   unenforceable. Therefore, if a borrower
                                   defaults, recourse may be had only against
                                   the specific property and any other assets
                                   that have been pledged to secure the related
                                   mortgage loan.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT OPERATING
INCOME                             Various factors may adversely affect the
                                   value of the mortgaged properties without
                                   affecting the properties' current net
                                   operating income. These factors include among
                                   others:

                                   o   changes in governmental regulations,
                                       fiscal policy, zoning or tax laws;

                                   o   potential environmental legislation or
                                       liabilities or other legal liabilities;

                                   o   the availability of refinancing; and

                                   o   changes in interest rate levels or yields
                                       required by investors in income producing
                                       commercial properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT              The successful operation of a real estate
                                   project depends upon the property manager's
                                   performance and viability. The property
                                   manager is responsible for:

                                   o   responding to changes in the local
                                       market;

                                   o   planning and implementing the rental
                                       structure;

                                   o   operating the property and providing
                                       building services;

                                   o   managing operating expenses; and

                                   o   assuring that maintenance and capital
                                       improvements are carried out in a timely
                                       fashion.

                                   A good property manager, by controlling
                                   costs, providing appropriate service to
                                   tenants and seeing to the maintenance of
                                   improvements, can improve cash flow, reduce
                                   vacancy, leasing and repair costs and

                                      -14-

                                   preserve building value. On the other hand,
                                   management errors can, in some cases, impair
                                   short-term cash flow and the long term
                                   viability of an income producing property.
                                   Properties deriving revenues primarily from
                                   short-term sources are generally more
                                   management intensive than properties leased
                                   to creditworthy tenants under long-term
                                   leases.

                                   Morgan Stanley Capital I Inc. makes no
                                   representation or warranty as to the skills
                                   of any present or future managers.
                                   Additionally, Morgan Stanley Capital I Inc.
                                   cannot assure you that the property managers
                                   will be in a financial condition to fulfill
                                   their management responsibilities throughout
                                   the terms of their respective management
                                   agreements.

YOU SHOULD CONSIDER THE NUMBER
OF MORTGAGE LOANS IN THE POOL      Assuming pools of equal aggregate unpaid
                                   principal balances, the concentration of
                                   default, foreclosure and loss in a trust fund
                                   containing fewer mortgage loans will
                                   generally be higher than that in trust fund
                                   containing more mortgage loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED          Payments under the mortgage loans are
                                   generally not insured or guaranteed by any
                                   person or entity.

                                   In general, the borrowers under the mortgage
                                   loans will be entities created to own or
                                   purchase the related commercial property. The
                                   borrowers are set up this way, in significant
                                   part, to isolate the property from the debts
                                   and liabilities of the person creating the
                                   entity. Unless otherwise specified, the loan
                                   will represent a nonrecourse obligation of
                                   the related borrower secured by the lien of
                                   the related mortgage and the related lease
                                   assignments. Even if the loan is recourse,
                                   the borrower generally will not have any
                                   significant assets other than the property or
                                   properties and the related leases, which will
                                   be pledged to the trustee. Therefore,
                                   payments on the loans and, in turn, payments
                                   of principal and interest on your
                                   certificates, will depend primarily or solely
                                   on rental payments by the lessees. Those
                                   rental payments will, in turn, depend on
                                   continued occupancy by, or the
                                   creditworthiness of, those lessees. Both
                                   continued occupancy and creditworthiness may
                                   be adversely affected by a general economic
                                   downturn or an adverse change in the lessees'
                                   financial conditions.

BORROWER MAY BE UNABLE TO REPAY
THE REMAINING PRINCIPAL BALANCE
ON ITS MATURITY DATE WHICH WOULD
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES                       Some of the mortgage loans may not be fully
                                   amortizing over their terms to maturity and
                                   will require substantial principal
                                   payments--i.e., balloon payments--at their
                                   stated maturity. Mortgage loans with balloon
                                   payments involve a greater degree of risk
                                   because a borrower's ability to make a
                                   balloon payment typically will depend upon
                                   its ability either to timely refinance the
                                   loan or to timely sell the mortgaged
                                   property. However, refinancing a loan or
                                   selling the property will be affected by a
                                   number of factors, including:

                                   o   interest rates;

                                   o   the borrower's equity in the property;

                                      -15-

                                   o   the financial condition and operating
                                       history of the borrower and the property;

                                   o   tax laws;

                                   o   renewability of operating licenses;

                                   o   prevailing economic conditions and the
                                       availability of credit for commercial and
                                       multifamily properties;

                                   o   with respect to certain multifamily
                                       properties and mobile home parks, rent
                                       control laws; and

                                   o   with respect to hospitals, nursing homes
                                       and convalescent homes, reimbursement
                                       rates from private and public coverage
                                       providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS
ARE AVAILABLE TO SATISFY ANY
JUNIOR MORTGAGE LOANS              If the prospectus supplement so specifies,
                                   some of the mortgage loans may be secured
                                   primarily by junior mortgages. In the event
                                   of a liquidation, satisfaction of a mortgage
                                   loan secured by a junior mortgage will be
                                   subordinate to the satisfaction of the
                                   related senior mortgage loan. If the proceeds
                                   are insufficient to satisfy the junior
                                   mortgage and the related senior mortgage, the
                                   junior mortgage loan in the trust fund would
                                   suffer a loss and the class of certificate
                                   you own may bear that loss. Therefore, any
                                   risks of deficiencies associated with first
                                   mortgage loans will be even greater in the
                                   case of junior mortgage loans. See "--Risks
                                   Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       If the related prospectus supplement so
                                   specifies, a master servicer, a sub-servicer
                                   or a special servicer will be permitted,
                                   within prescribed parameters, to extend and
                                   modify whole loans that are in default or as
                                   to which a payment default is imminent. Any
                                   ability to extend or modify may apply, in
                                   particular, to whole loans with balloon
                                   payments. In addition, a master servicer, a
                                   sub-servicer or a special servicer may
                                   receive a workout fee based on receipts from,
                                   or proceeds of, those whole loans. While any
                                   entity granting this type of extension or
                                   modification generally will be required to
                                   determine that the extension or modification
                                   is reasonably likely to produce a greater
                                   recovery on a present value basis than
                                   liquidation, there is no assurance this will
                                   be the case. Additionally, if the related
                                   prospectus supplement so specifies, some of
                                   the mortgage loans included in the mortgage
                                   pool may have been subject to workouts or
                                   similar arrangements following prior periods
                                   of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               The bankruptcy or insolvency of a major
                                   tenant, or of a number of smaller tenants may
                                   adversely affect the income produced by a
                                   mortgaged property. Under the Bankruptcy
                                   Code, a tenant has the option of assuming or
                                   rejecting any unexpired lease. If the tenant
                                   rejects the lease, the landlord's claim would
                                   be a general unsecured claim against the
                                   tenant, absent collateral securing the claim.
                                   The claim would be limited to the unpaid rent
                                   reserved for the periods prior to the
                                   bankruptcy petition or the earlier surrender
                                   of the leased

                                      -16-

                                   premises, which are unrelated to the
                                   rejection, plus the greater of one year's
                                   rent or 15% of the remaining rent reserved
                                   under the lease, but not more than three
                                   years' rent to cover any rejection related
                                   claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               Under the Bankruptcy Code, the filing of a
                                   petition in bankruptcy by or against a
                                   borrower will stay the sale of the real
                                   property owned by that borrower, as well as
                                   the commencement or continuation of a
                                   foreclosure action. In addition, if a court
                                   determines that the value of the mortgaged
                                   property is less than the principal balance
                                   of the mortgage loan it secures, the court
                                   may prevent a lender from foreclosing on the
                                   mortgaged property, subject to certain
                                   protections available to the lender. As part
                                   of a restructuring plan, a court also may
                                   reduce the amount of secured indebtedness to
                                   the then-value of the mortgaged property.
                                   Such an action would make the lender a
                                   general unsecured creditor for the difference
                                   between the then-value and the amount of its
                                   outstanding mortgage indebtedness. A
                                   bankruptcy court also may:

                                   o   grant a debtor a reasonable time to cure
                                       a payment default on a mortgage loan;

                                   o   reduce monthly payments due under a
                                       mortgage loan;

                                   o   change the rate of interest due on a
                                       mortgage loan; or

                                   o   otherwise alter the mortgage loan's
                                       repayment schedule.

                                   Moreover, the filing of a petition in
                                   bankruptcy by, or on behalf of, a junior
                                   lienholder may stay the senior lienholder
                                   from taking action to foreclose on the
                                   mortgaged property in a manner that would
                                   substantially diminish the position of the
                                   junior lien. Additionally, the borrower's
                                   trustee or the borrower, as
                                   debtor-in-possession, has certain special
                                   powers to avoid, subordinate or disallow
                                   debts. In certain circumstances, the claims
                                   of the trustee may be subordinated to
                                   financing obtained by a debtor-in-possession
                                   subsequent to its bankruptcy.

                                   Under the Bankruptcy Code, the lender will be
                                   stayed from enforcing a borrower's assignment
                                   of rents and leases. The Bankruptcy Code also
                                   may interfere with the lender's ability to
                                   enforce lockbox requirements. The legal
                                   proceedings necessary to resolve these issues
                                   can be time consuming and may significantly
                                   delay the receipt of rents. Rents also may
                                   escape an assignment to the extent they are
                                   used by the borrower to maintain the
                                   mortgaged property or for other court
                                   authorized expenses.

                                   As a result of the foregoing, the lender's
                                   recovery with respect to borrowers in
                                   bankruptcy proceedings may be significantly
                                   delayed, and the aggregate amount ultimately
                                   collected may be substantially less than the
                                   amount owed.

                                      -17-

SOPHISTICATION OF THE
BORROWER MAY ADVERSELY
AFFECT PAYMENT
ON YOUR CERTIFICATES               In general, the mortgage loans will be made
                                   to partnerships, corporations or other
                                   entities rather than individuals. This may
                                   entail greater risks of loss from delinquency
                                   and foreclosure than do single family
                                   mortgage loans. In addition, the borrowers
                                   under commercial mortgage loans may be more
                                   sophisticated than the average single family
                                   home borrower. This may increase the
                                   likelihood of protracted litigation or the
                                   likelihood of bankruptcy in default
                                   situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH
COULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES       Although the prospectus supplement for a
                                   series of certificates will describe the
                                   credit support for the related trust fund,
                                   the credit support will be limited in amount
                                   and coverage and may not cover all potential
                                   losses or risks. Use of credit support will
                                   be subject to the conditions and limitations
                                   described in the prospectus and in the
                                   related prospectus supplement. Moreover, any
                                   applicable credit support may not cover all
                                   potential losses or risks. For example,
                                   credit support may not cover fraud or
                                   negligence by a mortgage loan originator or
                                   other parties.

                                   A series of certificates may include one or
                                   more classes of subordinate certificates,
                                   which may include certificates being offered
                                   to you. Although subordination is intended to
                                   reduce the senior certificateholders' risk of
                                   delinquent distributions or ultimate losses,
                                   the amount of subordination will be limited
                                   and may decline under certain circumstances.
                                   In addition, if principal payments are made
                                   in a specified order of priority, and limits
                                   exist with respect to the aggregate amount of
                                   claims under any related credit support, the
                                   credit support may be exhausted before the
                                   principal of the certificate classes with
                                   lower priority has been repaid. Significant
                                   losses and shortfalls on the assets
                                   consequently may fall primarily upon classes
                                   of certificates having a lower payment
                                   priority. Moreover, if a form of credit
                                   support covers more than one series of
                                   certificates, holders of certificates
                                   evidencing an interest in a covered series
                                   will be subject to the risk that the credit
                                   support will be exhausted by the claims of
                                   other covered series.

                                   The amount of any credit support supporting
                                   one or more classes of certificates being
                                   offered to you, including the subordination
                                   of one or more classes will be determined on
                                   the basis of criteria established by each
                                   pertinent rating agency. Those criteria will
                                   be based on an assumed level of defaults,
                                   delinquencies, other losses or other factors.
                                   However, the loss experience on the related
                                   mortgage loans or mortgage backed securities
                                   may exceed the assumed levels. See
                                   "Description of Credit Support."

                                   Regardless of the form of any credit
                                   enhancement, the amount of coverage will be
                                   limited and, in most cases, will be subject
                                   to periodic reduction, in accordance with a
                                   schedule or formula. The master servicer
                                   generally will be permitted to reduce,
                                   terminate or substitute all or a portion of
                                   the credit enhancement for any series of
                                   certificates, if the applicable rating agency
                                   indicates that the then-current ratings will
                                   not be adversely affected. A rating agency
                                   may lower the ratings of any series of
                                   certificates if the obligations of any credit
                                   support

                                      -18-

                                   provider are downgraded. The ratings also may
                                   be lowered if losses on the related mortgage
                                   loans or MBS substantially exceed the level
                                   contemplated by the rating agency at the time
                                   of its initial rating analysis. Neither
                                   Morgan Stanley Capital I Inc., the master
                                   servicer nor any of their affiliates will
                                   have any obligation to replace or supplement
                                   any credit enhancement, or to take any other
                                   action to maintain any ratings of any series
                                   of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY NOT
RECOVER THEIR INITIAL
INVESTMENTS                        To the extent described in this prospectus,
                                   the subordinate certificateholders' rights to
                                   receive distributions with respect to the
                                   assets to which they would otherwise be
                                   entitled will be subordinate to the rights of
                                   the senior certificateholders and of the
                                   master servicer, if the master servicer is
                                   paid its servicing fee, including any unpaid
                                   servicing fees with respect to one or more
                                   prior periods, and is reimbursed for certain
                                   unreimbursed advances and unreimbursed
                                   liquidation expenses. As a result, investors
                                   in subordinate certificates must be prepared
                                   to bear the risk that they may be subject to
                                   delays in payment and may not recover their
                                   initial investments.

                                   The yields on the subordinate certificates
                                   may be extremely sensitive to the loss
                                   experience of the assets and the timing of
                                   any losses. If the actual rate and amount of
                                   losses experienced by the assets exceed the
                                   rate and amount assumed by an investor, the
                                   yields to maturity on the subordinate
                                   certificates may be lower than anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       The mortgage loans may contain due-on-sale
                                   clauses, which permit a lender to accelerate
                                   the maturity of the mortgage loan if the
                                   borrower sells, transfers or conveys the
                                   related mortgaged property or its interest in
                                   the mortgaged property and debt-acceleration
                                   clauses, which permit a lender to accelerate
                                   the loan upon a monetary or non-monetary
                                   default by the borrower. These clauses are
                                   generally enforceable. The courts of all
                                   states will enforce clauses providing for
                                   acceleration in the event of a material
                                   payment default. The equity courts, however,
                                   may refuse to enforce these clauses if
                                   acceleration of the indebtedness would be
                                   inequitable, unjust or unconscionable.

                                   If the related prospectus supplement so
                                   specifies, the mortgage loans will be secured
                                   by an assignment of leases and rents.
                                   Pursuant to those assignments, the borrower
                                   typically assigns its right, title and
                                   interest as landlord under the leases on the
                                   related mortgaged property and the income
                                   derived from the leases to the lender as
                                   further security for the related mortgage
                                   loan, while retaining a license to collect
                                   rents as long as there is no default. If the
                                   borrower defaults, the license terminates and
                                   the lender is entitled to collect rents.
                                   These assignments are typically not perfected
                                   as security interests prior to actual
                                   possession of the cash flows. Some state laws
                                   may require that the lender take possession
                                   of the mortgaged property and obtain judicial
                                   appointment of a receiver before becoming
                                   entitled to collect the rents. In addition,
                                   if bankruptcy or similar proceedings are
                                   commenced by or in respect of the borrower,
                                   the lender's ability to collect the rents may
                                   be adversely

                                      -19-

                                   affected. See "Legal Aspects of the Mortgage
                                   Loans and the Leases--Leases and Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Real property pledged as security for a
                                   mortgage loan may be subject to environmental
                                   risks. Under federal law and the laws of
                                   certain states, contamination of a property
                                   may give rise to a lien on the property to
                                   assure the costs of cleanup. In several
                                   states, this type of lien has priority over
                                   the lien of an existing mortgage against the
                                   property. Moreover, the presence of hazardous
                                   or toxic substances, or the failure to
                                   remediate the property, may adversely affect
                                   the owner or operator's ability to borrow
                                   using the property as collateral. In
                                   addition, under the laws of some states and
                                   under CERCLA and other federal law, a lender
                                   may become liable, as an "owner operator,"
                                   for costs of addressing releases or
                                   threatened releases of hazardous substances
                                   that require remedy at a property, if agents
                                   or employees of the lender have become
                                   sufficiently involved in the management or
                                   operations of the borrower. Liability may be
                                   imposed even if the environmental damage or
                                   threat was caused by a prior owner.

                                   Under certain circumstances, a lender also
                                   risks this type of liability on foreclosure
                                   of the mortgage. Unless the related
                                   prospectus supplement specifies otherwise,
                                   neither the master servicer, the sub-servicer
                                   nor the special servicer may acquire title to
                                   a mortgaged property or take over its
                                   operation unless the master servicer has
                                   previously determined, based upon a report
                                   prepared by a person who regularly conducts
                                   environmental audits, that:

                                   o   the mortgaged property is in compliance
                                       with applicable environmental laws, and
                                       there are no circumstances present at the
                                       mortgaged property for which
                                       investigation, testing, monitoring,
                                       containment, clean-up or remediation
                                       could be required under any federal,
                                       state or local law or regulation; or

                                   o   if the mortgaged property is not in
                                       compliance with applicable environmental
                                       laws or circumstances requiring any of
                                       the foregoing actions are present, that
                                       it would be in the best economic interest
                                       of the trust fund to acquire title to the
                                       mortgaged property and take the actions
                                       as would be necessary and appropriate to
                                       effect compliance or respond to those
                                       circumstances.

                                   See "Legal Aspects of the Mortgage Loans and
                                   Leases--Environmental Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES              Generally, ERISA applies to investments made
                                   by employee benefit plans and transactions
                                   involving the assets of those plans. Due to
                                   the complexity of regulations governing those
                                   plans, prospective investors that are subject
                                   to ERISA are urged to consult their own
                                   counsel regarding consequences under ERISA of
                                   acquisition, ownership and disposition of the
                                   offered certificates of any series.

                                      -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                        Except as provided in the prospectus
                                   supplement, REMIC residual certificates are
                                   anticipated to have "phantom income"
                                   associated with them. That is, taxable income
                                   is anticipated to be allocated to the REMIC
                                   residual certificates in the early years of
                                   the existence of the related REMIC--even if
                                   the REMIC residual certificates receive no
                                   distributions from the related REMIC--with a
                                   corresponding amount of losses allocated to
                                   the REMIC residual certificates in later
                                   years. Accordingly, the present value of the
                                   tax detriments associated with the REMIC
                                   residual certificates may significantly
                                   exceed the present value of the tax benefits
                                   related thereto, and the REMIC residual
                                   certificates may have a negative "value."

                                   Moreover, the REMIC residual certificates
                                   will, in effect, be allocated an amount of
                                   gross income equal to the non-interest
                                   expenses of the REMIC, but those expenses
                                   will be deductible only as itemized
                                   deductions, and will be subject to all the
                                   limitations applicable to itemized
                                   deductions, by holders of REMIC residual
                                   certificates that are individuals.
                                   Accordingly, investment in the REMIC residual
                                   certificates generally will not be suitable
                                   for individuals or for certain pass-through
                                   entities, such as partnerships or S
                                   corporations, that have individuals as
                                   partners or shareholders. In addition, REMIC
                                   residual certificates are subject to
                                   restrictions on transfer. Finally,
                                   prospective purchasers of a REMIC residual
                                   certificate should be aware that Treasury
                                   Department regulations do not permit certain
                                   REMIC residual interests to be marked to
                                   market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES      Under certain circumstances, the consent or
                                   approval of the holders of a specified
                                   percentage of the aggregate principal balance
                                   of all outstanding certificates of a series
                                   or a similar means of allocating
                                   decision-making will be required to direct
                                   certain actions. The actions may include
                                   directing the special servicer or the master
                                   servicer regarding measures to be taken with
                                   respect to some of the mortgage loans and
                                   real estate owned properties and amending the
                                   relevant pooling agreement or trust
                                   agreement. The consent or approval of these
                                   holders will be sufficient to bind all
                                   certificateholders of the relevant series.
                                   See "Description of the Agreements--Events of
                                   Default," "--Rights Upon Event of Default,"
                                   and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               There may be pending or threatened legal
                                   proceedings against the borrowers and
                                   managers of the mortgaged properties and
                                   their respective affiliates arising out of
                                   the ordinary business of the borrowers,
                                   managers and affiliates. This litigation
                                   could cause a delay in the payment on your
                                   certificates. Therefore, we cannot assure you
                                   that this type of litigation would not have a
                                   material adverse effect on your certificates.

                                      -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Under the Americans with Disabilities Act of
                                   1990, all public accommodations are required
                                   to meet federal requirements related to
                                   access and use by disabled persons. Borrowers
                                   may incur costs complying with the Americans
                                   with Disabilities Act of 1990. In addition,
                                   noncompliance could result in the imposition
                                   of fines by the federal government or an
                                   award of damages to private litigants. These
                                   costs of complying with the Americans with
                                   Disabilities Act of 1990 and the possible
                                   imposition of fines for noncompliance would
                                   result in additional expenses on the
                                   mortgaged properties, which could have an
                                   adverse effect on your certificates.

IF YOUR CERTIFICATE IS BOOK-
ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE
TRUSTEE                            If the prospectus supplement so provides, one
                                   or more classes of the certificates offered
                                   to you will be initially represented by one
                                   or more certificates for each class
                                   registered in the name of Cede & Co., the
                                   nominee for the Depository Trust Company. If
                                   you purchase this type of certificate:

                                   o   your certificate will not be registered
                                       in your name or the name of your nominee;

                                   o   you will not be recognized by the trustee
                                       as a certificateholder; and

                                   o   you will be able to exercise your right
                                       as a certificateholder only through the
                                       Depository Trust Company and its
                                       participating organizations.

                                   You will be recognized as a certificateholder
                                   only if and when definitive certificates are
                                   issued. See "Description of the
                                   Certificates--Book-Entry Registration and
                                   Definitive Certificates."

                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                                      -22-

                         DESCRIPTION OF THE TRUST FUNDS

      Capitalized terms are defined in the "Glossary of Terms" beginning on page
112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

     o   multifamily mortgage loans, commercial mortgage loans or both;

     o   mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;

     o   direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a)
         interest-bearing securities, (b) non-interest bearing securities, (c)
         originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d)
         interest-bearing securities from which the right to payment of principal has been removed; or

     o   a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by
Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

  GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

     o   Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

     o   Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the
District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily
Properties may include mixed commercial and residential structures and may include apartment

                                      -23-

buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

  LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if
specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

  DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which

                                      -24-

means that, absent special facts, the lender may look only to the Net Operating
Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income"
means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses;
however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See
"--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt
Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related
Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

                                      -25-

     Appraised values for income-producing properties may be based on:

     o   the recent resale value of comparable properties at the date of the appraisal;

     o   the cost of replacing the property;

     o   a projection of value based upon the property's projected net cash flow; or

     o   a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

     o   it is often difficult to find truly comparable properties that have recently been sold;

     o   the replacement cost of a property may have little to do with its current market value;

     o   income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

     o   more than one of the appraisal methods may be used and each may produce significantly different results; and

     o   if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage
         Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The
Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect
Payment On Your Certificates," "--Your Certificates Will Bear Losses If
Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and
"--Obligor Default May Adversely Affect Payment on Your Certificates."

  LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan and

     o   the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:

     o   the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides

                                      -26-

         otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;

     o   the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

     o   the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

     o   the earliest and latest origination date and maturity date of the mortgage loans;

     o   the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

     o   the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o   the state or states in which most of the mortgaged properties are located;

     o   information with respect to the prepayment provisions, if any, of the mortgage loans;

     o   the weighted average Retained Interest, if any;

     o   with respect to mortgage loans with adjustable mortgage rates, the
         Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

     o   the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

     o   information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss
Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital
I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current
Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

  PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

     o   have individual principal balances at origination of not less than
         $25,000;

     o   have original terms to maturity of not more than 40 years; and

     o   provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated
maturity date, in each

                                      -27-

case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout
Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the
MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on
MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer.
The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amount or
         Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

     o   the original and remaining term to stated maturity of the MBS, if applicable;

     o   whether the MBS is entitled only to interest payments, only to principal payments or to both;

     o   the pass-through or bond rate of the MBS or formula for determining the rates, if any;

     o   the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

     o   the MBS issuer, MBS servicer and MBS trustee, as applicable;

     o   characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

     o   the terms on which the MBS or the related Underlying Mortgage Loans or
         Underlying MBS may, or are required to, be purchased prior to their maturity;

                                      -28-

     o   the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

     o   the servicing fees payable under the MBS Agreement;

     o   the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in
         Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

     o   the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

     o   whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the
         Participants Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc.
that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the
MBS described in the preceding paragraph and, in particular, will disclose the
Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amounts or
         Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

     o   the original and remaining terms to stated maturity of the government securities;

     o   whether the government securities are entitled only to interest payments, only to principal payments or to both;

     o   the interest rates of the government securities or the formula to determine the rates, if any;

     o   the applicable payment provisions for the government securities; and

     o   to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United
         States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the
Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the

                                      -29-

prospectus supplement for a series of certificates. See "Risk Factors--Credit
Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On
Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley
Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

     o   the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

     o   the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

     o   whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

                                      -30-

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual
Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the
Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the
Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a
Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The
Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

     o   will correspond to the rate of principal payments on the assets in the related trust fund;

     o   is likely to be affected by the existence of Lockout Periods and
         Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

     o   is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of

                                      -31-

principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any
Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution
Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the
MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover,
CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified
Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that

                                      -32-

prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity.
Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

  FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

  DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or
"due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole
Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and
"Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                                      -33-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:

     o   provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

     o   be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

     o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

     o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

     o   provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

     o   provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

     o   provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component; or

     o   do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped
Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You
Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate
Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the

                                      -34-

certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution
Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the
Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1.  the total amount of all cash on deposit in the related Certificate
         Account as of the corresponding Determination Date, exclusive of:

          o   all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

          o   unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds,
              Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

          o   all amounts in the Certificate Account that are due or
              reimbursable to Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related
              prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2.  if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3.  all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution
         Date;

     4.  if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5.  unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each
Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal
Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a
360-day year consisting of twelve 30-day months.

                                      -35-

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate
Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the
Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional
Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped
Interest Certificates will be described in the related prospectus supplement.
Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate
Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to
Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the
Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And
Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment
Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and
"Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped
Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding
Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued
Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each
Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the
Certificate Balance of that class has been reduced to zero. Stripped Interest
Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates"
and "--Distributions of Principal of the

                                      -36-

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY
PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution
Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any
Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each
Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date.
The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related
Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of
Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series.
However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are
less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

                                      -37-

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I
Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3) the amount of the distribution allocable to

         o    prepayment premiums and

         o    payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

         o    one scheduled payment is delinquent,

         o    two scheduled payments are delinquent,

         o    three or more scheduled payments are delinquent and

         o    foreclosure proceedings have been commenced;

     (8) with respect to each Whole Loan that is delinquent two or more months:

         o    the loan number thereof,

         o    the unpaid balance thereof,

         o    whether the delinquency is in respect of any balloon payment,

         o    the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

         o    if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

         o    whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

         o    whether foreclosure proceedings have been commenced and, if so, the date so commenced and

                                      -38-

          o   if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9)  with respect to any Whole Loan liquidated during the related Due
          Period other than by payment in full:

          o   the loan number thereof,

          o   the manner in which it was liquidated and

          o   the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

          o   the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

          o   the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

          o   the loan number of the related mortgage loan and

          o   the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

          o   the book value,

          o   the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

          o   the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

          o   if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

          o   the loan number of the related mortgage loan,

          o   the aggregate amount of sale proceeds,

          o   the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO
              Property or the related mortgage loan and

          o   the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate
          Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related
          Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution
          Date;

                                      -39-

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution
          Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the
          Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o   default interest,

          o   late charges and

          o   assumption and modification fees collected during the related Due
              Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to
Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

     o   the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and

     o   the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

                                      -40-

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the
Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended. DTC was created to hold securities for its
Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates.
Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect
Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution
Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its
Participants which thereafter will be required to forward them to Indirect
Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of
DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which
Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate
Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

     o   Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley
         Capital I Inc. is unable to locate a qualified successor, or

                                      -41-

     o   Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners.
Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust
Agreement.

     o   A Pooling Agreement will be used where the trust fund includes Whole
         Loans. The parties to a Pooling Agreement will be Morgan Stanley
         Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of
         Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

     o   A Trust Agreement will be used where the trust fund does not include
         Whole Loans. The parties to a Trust Agreement will be Morgan Stanley
         Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration
Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each
Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan
Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc.,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New
York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley
Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

     o   in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the

                                      -42-

         original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value,
         Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

     o   in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.
However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the
Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders.
Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan
Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor
Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital
I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form,
Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the
Government Security or MBS, as applicable, to the trustee for the benefit of

                                      -43-

the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation"
within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan
Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:

     o   the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

     o   the existence of title insurance insuring the lien priority of the
         Whole Loan;

     o   the authority of the Warrantying Party to sell the Whole Loan;

     o   the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

     o   the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

     o   the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to
Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting
Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each
Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole
Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

     o   the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the
         Warrantying Party was notified of the breach, at the Purchase Price; or

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the
         Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

                                      -44-

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the
Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the
Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

     o   the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

     o   the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default"
and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

  GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the
Certificate Account, which must be either

     o   an account or accounts the deposits in which are insured by the Bank
         Insurance Fund or the Savings Association Insurance Fund of the FDIC,
         to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the
         Certificate Account is maintained or

     o   otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted
Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The
Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating
Agency or Agencies and so specified in the related prospectus supplement, a
Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

                                      -45-

  DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained
Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1)   all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2)   all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all Insurance Proceeds and all Liquidation
           Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3)   any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4)   any advances made as described under "Description of the
           Certificates--Advances in Respect of Delinquencies";

     (5)   any amounts representing prepayment premiums;

     (6)   any amounts paid under any Cash Flow Agreement, as described under
           "Description of the Trust Funds--Cash Flow Agreements";

     (7)   all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I
           Inc., any asset seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and
           "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under
           "--Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described above under "Description of the
           Certificates--Termination";

     (8)   any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained
           Interest; Servicing Compensation and Payment of Expenses";

     (9)   to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10)  all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11)  any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12)  any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

                                      -46-

  WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1)   to make distributions to the certificateholders on each Distribution
           Date;

     (2)   to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in
           Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and Retained Interest, on and principal of the particular Whole
           Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole
           Loans;

     (3)   to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to
           Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation
           Proceeds and Insurance Proceeds collected on the particular Whole
           Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of
           Credit Support with respect to such Whole Loans and properties;

     (4)   to reimburse a master servicer for any advances described in clause
           (2) above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related
           Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate
           Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5)   if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause
           (3) above while these amounts remain outstanding and unreimbursed;

     (6)   to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7)   to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters
           Regarding a Master Servicer and the Depositor";

     (8)   if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9)   to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10)  unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the
           Certificate Account;

     (11)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

                                      -47-

     (12)  to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13)  if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax
           Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14)  to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15)  to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;

     (16)  to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;

     (17)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets;
           Repurchase" and "--Representations and Warranties; Repurchases" or
           otherwise;

     (18)  to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19)  to clear and terminate the Certificate Account at the termination of the trust fund.

  OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the
Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing
Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

                                      -48-

     o   maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

     o   maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

     o   processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

     o   supervising foreclosures;

     o   inspecting and managing mortgaged properties under certain circumstances; and

     o   maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit
         Support. See "Description of Credit Support."

     The master servicer may agree to modify, waive or amend any term of any
Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

     o   affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or

     o   in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

     o   in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and

     o   in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

  SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the
Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an
Agreement. See "--Retained Interest; Servicing Compensation and Payment of
Expenses" below.

                                      -49-

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

     o   monitor any Whole Loan which is in default,

     o   contact the borrower concerning the default,

     o   evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

     o   initiate corrective action in cooperation with the borrower if cure is likely,

     o   inspect the mortgaged property, and

     o   take any other actions as are consistent with the Servicing Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See
"Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the
Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the
Purchase Price described under "--Representations and Warranties; Repurchases"
will in all cases be deemed fair.

                                      -50-

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

     o   institute foreclosure proceedings,

     o   exercise any power of sale contained in any mortgage,

     o   obtain a deed in lieu of foreclosure, or

     o   otherwise acquire title to a mortgaged property securing the Whole
         Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

     o   the Internal Revenue Service grants an extension of time to sell the property or

     o   the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

     o   solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property
         and

     o   accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property

                                      -51-

acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of
Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the
Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

     o   that the restoration will increase the proceeds to certificateholders on liquidation of the Whole Loan after reimbursement of the master servicer for its expenses and

     o   that the expenses will be recoverable by it from related Insurance
         Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate
Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the
Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of
Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The
Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the
Whole Loans. If the blanket policy contains a deductible clause, the master

                                      -52-

servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

     o   the replacement cost of the improvements less physical depreciation and

     o   the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO
Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage

                                      -53-

that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the
Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each
Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the
Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the
Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal
Aspects of the Mortgage Loans and the Leases--Due-on-Sale and
Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

                                      -54-

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation,
the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related
Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole
Loans under each Agreement will be named in the related prospectus supplement.
The entity serving as master servicer or as servicer may be an affiliate of
Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s
affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the
Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement will further provide that neither any master servicer, Morgan Stanley
Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I
Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

                                      -55-

     o   specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the
         Agreement;

     o   incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

     o   incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

     o   incurred in connection with any violation of any state or federal securities law; or

     o   imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related
         Agreement.

In addition, each Agreement will provide that neither any master servicer nor
Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc.
may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc.
may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan
Stanley Capital I Inc., will be the successor of the master servicer or Morgan
Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

     (1) any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     (2) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer,
         Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     (3) any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related

                                      -56-

prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied,
Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of
Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of
Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

     o   exercise any of the powers vested in it by any Agreement;

     o   make any investigation of matters arising under any Agreement; or

     o   institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

  Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

     (1) to cure any ambiguity;

     (2) to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the Agreement;

                                      -57-

     (3) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

     (4) to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:

     (1) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of that certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in
         (1), without the consent of the holders of all certificates of that class; or

     (3) modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the
         Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

     o   enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

                                      -58-

     o   defending or prosecuting any legal action in respect of the related
         Agreement or series of certificates;

     o   being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of
         certificateholders; or

     o   acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than
         25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an
Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley
Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit
Support, certificateholders will bear their allocable share of deficiencies.
Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

                                      -59-

     If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

     (1) the nature and amount of coverage under the Credit Support;

     (2) any conditions to payment thereunder not otherwise described in this prospectus;

     (3) the conditions, if any, under which the amount of coverage under the
         Credit Support may be reduced and under which the Credit Support may be terminated or replaced;

     (4) the material provisions relating to the Credit Support; and

     (5) information regarding the obligor under any instrument of Credit
         Support, including:

         o   a brief description of its principal business activities;

         o   its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

         o   if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

         o   its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus
             supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could
Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund.
The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

                                      -60-

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each
Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted
Investments, except as otherwise specified in the related prospectus supplement.
Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation.
The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve
Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the
Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the
Reserve Fund, if any.

                                      -61-

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of
Credit Support the information indicated above under "Description of Credit
Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

     o   purport to be complete;

     o   purport to reflect the laws of any particular state; or

     o   purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the
Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

     o   a borrower--the borrower and usually the owner of the subject property,
         and

     o   a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

     o   a trustor--the equivalent of a mortgagor or borrower,

     o   a trustee to whom the mortgaged property is conveyed, and

     o   a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust

                                      -62-

agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements.
However, the mortgage, or other instrument, may encumber other interests in real property such as:

      o  a tenant's interest in a lease of land or improvements, or both, and

      o  the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan
Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

     o   the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

     o   the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan.
Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest.
Even if the lender's security interest in room revenues is perfected under the
UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

                                      -63-

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage.
The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

   GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

   JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment.
The sales are made in accordance with procedures that vary from state to state.

   EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent,

                                      -64-

if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

   NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

   PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property.
The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.
Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

                                      -65-

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

   REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

     o   the Internal Revenue Service grants an REO Extension, or

     o   it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any
REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO
Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in
this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

                                      -66-

   RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the
Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue
Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

   ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

                                      -67-

   LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include:

     (1) the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

     (2) the right to cure those defaults, with adequate cure periods;

     (3) if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

     (4) the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder;

     (5) the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

     (6) a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

     (7) a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have

                                      -68-

approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the
Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and
Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

     o   assume the lease and retain it or assign it to a third party or

     o   reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

                                      -69-

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business.
Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the
Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

     o   at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

     o   the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame -- often 60 days
         -- after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

                                      -70-

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

     o   to receive rents, hazard insurance and condemnation proceeds, and

     o   to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would extinguish the junior lender's or junior beneficiary's lien. However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan.
Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or
"optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a
"credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

                                      -71-

the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

     o   a diminution in value of property securing any mortgage loan;

     o   limitation on the ability to foreclose against the property; or

     o   in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.
CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator,"
however, is a person "who, without participating in the management of a . . .
facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA.
Similarly,

                                      -72-

when a lender forecloses and takes title to a contaminated facility or property
-- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and
Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation
Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the
Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter
5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                                      -73-

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See
"Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan
Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying
Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

     o   the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

     o   the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying Condition,

the Warrantying Party, at its option, will reimburse the trust fund, cure the
Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties;
Repurchases." No such person will however, be responsible for any Disqualifying
Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982
preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the
Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

                                      -74-

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

     o   the borrower may have difficulty servicing and repaying multiple loans;

     o   if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

     o   acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

     o   if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o   the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31,
1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not so rejected, any state is

                                      -75-

authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption.
Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

     o   for the interest rate, discount points and charges as are permitted in that state, or

     o   that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

                                      -76-

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy,
Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the
U.S. Public Health Service assigned to duty with the military. Because the
Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.
Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG, RICO AND PATRIOT ACT PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc. This summary is based on laws, regulations, including REMIC
Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more
REMIC elections will be made.

                                      -77-

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or
Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code.
In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund.
Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section
68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

     o   3% of the excess of adjusted gross income over the applicable amount
         and

     o   80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF
ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan
Stanley Capital I Inc. that:

                                      -78-

     o   a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19)
         representing principal and interest payments on mortgage loans or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

     o   a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section
         856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

     o   a grantor trust certificate owned by a REMIC will represent
         "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

      Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium
Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section.
Prospective purchasers

                                      -79-

should consult their tax advisors regarding amortizable bond premium and the
Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple
Classes of Grantor Trust Certificates--Accrual of Original Issue Discount"
below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25%
of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

                                      -80-

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4,
1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B.   MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the
Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and
"Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped
Coupons".

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See
"--Non-REMIC Certificates" and "--Single Class of Grantor Trust
Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond
Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either

     o   the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the certificate was stripped
         or

     o   no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

                                      -81-

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of
Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond
Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Bond Certificate generally will be required to compute accruals of
OID based on its yield, possibly taking into account its own Prepayment
Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Bond Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of OID for these certificates. Prospective investors therefore should be aware that the timing of accruals of OID applicable to a Stripped Bond
Certificate generally will be different than that reported to holders and the
IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of OID accruals and any possible tax consequences to you if you should fail to do so.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets"
within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment.
Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom.
Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A).

         2. Grantor Trust Certificates Representing Interests in Loans Other
Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after

                                      -82-

July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS.
OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform
Act of 1986. The holder of a certificate should be aware, however, that the OID
Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated
redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

     o   adding (1) the present value at the end of the accrual
         period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment
         Assumption--of all remaining payments to be received under the
         Prepayment Assumption on the respective component and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of
OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received.

                                      -83-

However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate
Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than
Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred
Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

     o   the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

     o   the grantor trust certificate is part of a straddle;

     o   the grantor trust certificate is marketed or sold as producing capital gain; or

     o   other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

                                      -84-

D.   NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before July
18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to

     o   an owner that is not a U.S. Person or

     o   a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person

will be subject to federal income tax, collected by withholding, at a rate of
30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30%
withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty.
Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

E.   INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the Treasury
Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts"
that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account,
(ii) a nominee and (iii) a broker holding an interest for a customer in street name. These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

                                      -85-

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

     o   the broker determines that the seller is an exempt recipient or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and
"--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of
REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section.
While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, such the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or
Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in a REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

     o   certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section
         7701(a)(19)(C);

     o   certificates held by a real estate investment trust will constitute
         "real estate assets" within the meaning of Code Section 856(c)(5)(B);
         and

     o   interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

                                      -86-

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC
Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs,
respectively, will be considered REMIC Regular Certificates or REMIC Residual
Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC
Certificates issued by the Master REMIC will be offered hereunder. The
Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

     o   "real estate assets" within the meaning of Code Section 856(c)(5)(B);

     o   "loans secured by an interest in real property" under Code Section
         7701(a)(19)(C); and

     o   whether the income on the certificates is interest described in Code
         Section 856(c)(3)(B).

A.   TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be
issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its
"issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID
Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the
Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular
Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its
"stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of
REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a
REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued

                                      -87-

interest that relates to a period prior to the issue date of the REMIC Regular
Certificate. The stated redemption price at maturity of a REMIC Regular
Certificate includes the original principal amount of the REMIC Regular
Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular
Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments.
Distributions of interest on REMIC Regular Certificates with respect to which
Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular
Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent
Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID.
However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first
Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution
Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular
Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC
Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment
Assumption. The Prepayment Assumption with respect to a series of REMIC Regular
Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for
Super-Premium Certificates. The income tax treatment of such REMIC Regular
Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC
Regular Certificates, is the sum of all payments to be made on such REMIC
Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the
Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section
1272(a)(6), they represent the only guidance regarding the current views of the
IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest
Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be

                                      -88-

issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such
Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular
Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if
Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

     o   adding (1) the present value at the end of the accrual period --
         determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment
         Assumption -- of all remaining payments to be received on the REMIC
         Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the adjusted issue price of the REMIC
         Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC
Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the
Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate.
In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular
         Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

                                      -89-

     (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that
         REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the
         Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     The Treasury Department proposed regulations on August 24, 2004 that create a special rule for accruing OID on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the right of REMIC Regular
Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, REMIC Regular
Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC Regular
Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC Regular Certificate issued after the date the final regulations are published in the Federal
Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

     o   the interest is unconditionally payable at least annually;

     o   the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

     o   interest is based on a "qualified floating rate," an "objective rate,"
         a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under
"--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC
Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See
"--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

                                      -90-

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278.
Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC
Regular Certificate from an original holder, over (2) the price for such REMIC
Regular Certificate paid by the purchaser. A certificateholder that purchases a
REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the
Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular
Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the
REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For
REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to

                                      -91-

purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the
REMIC Regular Certificate at a cost, not including accrued qualified stated
interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have
OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such
Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated
interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion.
Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate.
Such adjusted basis generally will equal the cost of the REMIC Regular
Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium.
Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular
Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss.
Except as provided in the following paragraph and as provided under "--Market
Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

                                      -92-

     o   the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d)
         determined as of the date of purchase of such REMIC Regular
         Certificate, over

     o   the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC
Regular Certificate is held as part of a "conversion transaction" as defined in
Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the
REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC
Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment; the holder entered the contract to sell the REMIC
Regular Certificate substantially contemporaneously with acquiring the REMIC
Regular Certificate; the REMIC Regular Certificate is part of a straddle; the
REMIC Regular Certificate is marketed or sold as producing capital gains; or
other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC
Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC
Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between
Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first
Distribution Date may or may not exceed the interval. Purchasers of Payment Lag
Certificates for which the period between the Closing Date and the first
Distribution Date does not exceed the interval could pay upon purchase of the
REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate.
However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag
Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the
REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are
"pass-through interest holders."

                                      -93-

Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC
Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC"
under "Taxation of Owners of REMIC Residual Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular
Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular
Certificates, including any payment with respect to accrued OID, to a REMIC
Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

     o   the REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

     o   the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

     o   the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC
         Regular Certificateholder under penalties of perjury, certifying that the REMIC Regular Certificateholder is a foreign person and providing the name and address of the REMIC Regular Certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular
Certificateholder of a trade or business within the United States, then the
Non-U.S. REMIC Regular Certificateholder will not be subject to the 30%
withholding tax on gross income therefrom but will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder, if such holder is a corporation, also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and
REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax

                                      -94-

advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are
"controlled foreign corporations" as to the United States of which such a
Borrower is a "United States shareholder" within the meaning of Section 951(b)
of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related
Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular
Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a
         Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

     o   the broker determines that the seller is an exempt recipient, or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B.   TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates.
The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See
"--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual
Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the
REMIC for each day will be based on the portion of the outstanding REMIC
Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses."
As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the
REMIC.

                                      -95-

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed.
For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or
cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC
Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the
REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original
REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual
Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC
Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

     o   the income from the mortgage loans or MBS and the REMIC's other assets
         and

     o   the deductions allowed to the REMIC for interest and OID on the REMIC
         Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the
         REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     o   the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o   all bad loans will be deductible as business bad debts; and

     o   the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual
Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC
Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a
class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the

                                      -96-

REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or
OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The
REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC
Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the
REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual
Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of
the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the
REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual
Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual
Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the
REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on

                                      -97-

a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

     o   would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

     o   is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual
Certificates in their entirety and not to holders of the related REMIC Regular
Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC
Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

     o   3% of the excess of the individual's adjusted gross income over the applicable amount or

     o   80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual
Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in
REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

     o   may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

     o   will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is
         a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt
         Investors" below; and

     o   is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate Payments--Non-U.S. Persons"
         below.

     Except as discussed in the following paragraph, with respect to any REMIC
Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the
REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are

                                      -98-

determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued.
For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC
Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The
"federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder.
Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder.
First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC
Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC
Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual
Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual
Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC
Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However,
REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a
REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of
REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another
REMIC or similar interest in a "taxable mortgage pool", as defined in Code
Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

                                      -99-

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

     o   the disposition of a mortgage loan or MBS,

     o   the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

     o   the receipt of compensation for services, or

     o   gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the
Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

     o   a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

     o   Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax,
Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of
Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the
REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of
Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC
Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such
REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

                                     -100-

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the REMIC Residual
Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing
REMIC Residual Certificateholders in connection with any IRS proceeding.
However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual
Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC
Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual
Certificate as a nominee for another person may be required to furnish the
REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual
Certificate that is considered an excess inclusion. See "--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons
(see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons"
above) are treated as interest for purposes of the 30%, or lower treaty rate,
United States withholding tax. Amounts distributed to holders of REMIC Residual
Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July
18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual
Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury
Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual
Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such
non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual
Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual
Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

                                     -101-

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization"
means:

         (A)   the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing
               (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

         (B)   any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such
               organization is subject to the tax on "unrelated business taxable income"; and

         (C)   a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations.
The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a
"pass-through entity" means:

     o   a regulated investment company, real estate investment trust or common trust fund;

     o   a partnership, trust or estate; and

     o   certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

     o   an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual
         Certificate as a nominee or agent for a disqualified organization, and

     o   a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

                                     -102-

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual
Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A
Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate,
including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

     o   the present value of the expected future distributions on the REMIC
         Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

     o   the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

     (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the transferee would not continue to pay its debts as they come due in the future;

     (2) the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual interest as they came due and
         (iii) that the transferee will not cause income with respect to the
         REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

     (3) the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

         (i)   the present value of the anticipated tax liabilities associated with holding the Noneconomic REMIC Residual Certificate does not exceed the sum of:

               o   the present value of any consideration given to the
                   transferee to acquire the Noneconomic REMIC Residual
                   Certificate,

               o   the present value of the expected future distributions on the
                   Noneconomic REMIC Residual Certificate and

               o   the present value of the anticipated tax savings associated with holding the Noneconomic REMIC Residual Certificate as the REMIC generates losses. For purposes of the computations under this "minimum transfer price" alternative, the
                   transferee is assumed to pay tax at the highest rate of tax specified in section 11(b)(1) of the Internal Revenue Code
                   (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are
                   computed using a discount rate equal to the short-term
                   Federal rate set forth in Section 1274(d) of the Internal
                   Revenue Code for the month of such transfer and the
                   compounding period used by the transferee; or

         (ii)  (a) at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed
               $100 million and its net assets for financial reporting purposes exceed $10 million, (b) the transferee is an eligible corporation
               (as defined in Treasury regulation Section 1.860E-1(c)(6)(i))
               that makes a written agreement that any subsequent transfer of the interest will be to another eligible corporation in a
               transaction which will also satisfy clauses (1) and (2)

                                     -103-

               above and this clause (3)(ii) and (c) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the residual interest will not be paid. For purposes of clause
               (3)(ii)(c), if the amount of consideration paid in respect of the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay the taxes associated with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual
Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a
REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a
U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual
Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual
Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     Reportable Transactions. Any holder of a certificate that reports any item or items of income, gain, expense, or loss in respect of a certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the certificates.

                       STATE AND LOCAL TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.
Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA
Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under
Section 410(d) of the Code), are not subject to the restrictions of ERISA.
However, such plans (collectively with ERISA Plans, "Plans") may be

                                     -104-

subject to other applicable federal, state or local law ("Similar Law")
materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA
Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the
Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the
Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

   AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction
Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246,
55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67
Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

     o   the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan Stanley & Co.

                                     -105-

         Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

     o   the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

     (1) The acquisition of the certificates by an ERISA Plan is on terms --
         including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc., Moody's Investors Service,
         Inc. and Standard & Poor's Ratings Services, a division of The
         McGraw-Hill Companies, Inc.;

     (3) The trustee is not an affiliate of any member of the Restricted Group other than an underwriter;

     (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;
         the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the
         Agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and

     (5) The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
         Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The trust fund must also meet the following requirements:

     o   the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o   certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a Rating
         Agency for at least one year prior to the Plan's acquisition of the
         Securities; and

     o   certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

     o   the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

     o   the Plan is not a plan with respect to which any member of the
         Restricted Group is the "plan sponsor" as defined in Section 3(16)(B)
         of ERISA;

     o   in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons

                                     -106-

         independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

     o   an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

     o   immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

     o   that the certificates constitute "securities" for purposes of the
         Exemption and

     o   that the general conditions and other requirements set forth in the
         Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the
Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available.
The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                LEGAL INVESTMENT

     If so specified in the prospectus supplement, certain classes of
Certificates will constitute "mortgage related securities" for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of Certificates which will qualify as "mortgage related securities"
will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those
Certificates not qualifying as "mortgage related securities" for purposes of
SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such
Certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those classes of Certificates qualifying as "mortgage related securities"
will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to

                                     -107-

Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, Certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a
Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of
Certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in
Certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12
C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities"
and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in
"mortgage related securities," other than stripped mortgage related securities
(unless the credit union complies with the requirements of 12 C.F.R. ss.
703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices;
however, credit unions approved for the NCUA's "investment pilot program" under
12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss.
742.4(b)(2). The OTS has issued Thrift Bulletin 13a (December 1, 1998),
"Management of Interest Rate Risk, Investment Securities, and Derivatives
Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex
Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and
End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal
Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit
Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of
SMMEA).

     Except as to the status of certain classes of the Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under

                                     -108-

applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan
Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co.
Incorporated acts as agent in the sale of offered certificates, Morgan Stanley &
Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan
Stanley & Co. Incorporated elects to purchase offered certificates as principal,
Morgan Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co.
Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments
Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and
Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of
Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors.
Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley &
Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more

                                     -109-

underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the
Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan
Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I
Inc. in a secondary market transaction or from an affiliate, including Morgan
Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby.
Any non-investment-grade class may be initially retained by Morgan Stanley
Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley
Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or
Sidley, Austin, Brown & Wood LLP or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates.
Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                     -110-

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports and the Agreement with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley
Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan
Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I
Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New
York, New York 10036, Attention: John E. Westerfield, or by telephone at (212)
761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange
Commission a registration statement (of which this prospectus forms a part)
under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits and the periodic reports and the Agreement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its
Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 or be
accessed at the internet site http://www.sec.gov maintained by the Commission.
Additional information regarding the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     -111-

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following
Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped
Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the
Distribution Date, at the applicable pass-through rate, as described in
"Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended
(Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

                                     -112-

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

                                     -113-

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the
Pooling Agreement, any one of the following events:

     o   any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     o   any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     o   any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     o   certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "IRS" means the Internal Revenue Service.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

                                     -114-

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying
MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "Non-SMMEA Certificates" means Certificates not qualifying as "mortgage related securities" for purposes of SMMEA.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID
(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

                                     -115-

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution
Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the
Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any,
received during the related Collection Period in connection with Principal
Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc.
and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a
REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986,
as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

                                     -116-

     "REMIC Regular Certificateholders" means holders of REMIC Regular
Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury
Department.

     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular
Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

         A.    the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this
               prospectus under "Description of Credit Support" and in the prospectus supplement;

         B.    applicable law; and

         C.    the general servicing standard specified in the related
               prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to
Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SMMEA Certificates" means "mortgage related securities" for purposes of
SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

                                     -117-

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

     o   Mortgage Loans

     o   MBS

     o   direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities,
         (b) non-interest-bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

     o   a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

     o   the sales price for that property; and

                                     -118-

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage
Loans.

                                     -119-

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